Filed pursuant to Rule 497

File No. 333-226811

TRITON PACIFIC INVESTMENT CORPORATION, INC.

MERGER PROPOSED—YOUR VOTE IS VERY IMPORTANT

Dear Stockholder,

Triton Pacific Investment Corporation, Inc., who we refer to as TPIC, and Pathway Capital Opportunity Fund, Inc., who we refer to as PWAY, have entered into a definitive agreement under which PWAY will merge with and into TPIC, which we refer to as the Merger. Following completion of the Merger, TPIC will be the combined surviving company and will be renamed as TP Flexible Income Fund, Inc., which we refer to as FLEX.

TPIC is an externally managed, closed-end, non-diversified management investment company that is a business development company, which we refer to as a BDC. PWAY is also an externally managed, non-diversified, closed-end management investment company; however unlike TPIC, PWAY is an interval fund and not a BDC. Following completion of the Merger, FLEX will also be a BDC.

FLEX’s investment objective will be to generate current income and, as a secondary objective, capital appreciation by targeting investment opportunities with favorable risk-adjusted returns. FLEX intends to meet its investment objective by primarily lending to and investing in the debt of privately-owned U.S. middle market companies. TPIC’s investment objectives had been to maximize its portfolio’s total return by generating long-term capital appreciation from private equity investments and current income from debt investments. Following the Merger, FLEX (as the successor to TPIC) will no longer focus on long-term capital appreciation through private equity investments.

In addition to the changes in investment strategy and objectives, there are expected to be significant changes to TPIC (as FLEX) following the Merger. You should understand that a vote in favor of the Merger and the other matters presented to the stockholders is, in effect, a vote to approve the following matters:

●	New Investment Adviser. Prospect Flexible Income Management, LLC, who we refer to as the New Investment Adviser, will serve as the investment adviser to FLEX upon completion of the Merger (as described below). The New Investment Adviser is an affiliate of PWAY and the investment professionals of PWAY’s investment adviser will have investment discretion at the New Investment Adviser.

●	Increased Leverage. Following the Merger, FLEX’s asset coverage ratio requirement will be reduced from 200% to 150%. This will allow FLEX to immediately incur double the maximum amount of leverage that it is currently permitted to incur. As a result, following the Merger FLEX will immediately be able to borrow substantially more money and take on substantially more debt than either TPIC or PWAY is currently able to. Leverage may increase the risk of loss to investors and is generally considered a speculative investment technique.

●	Special Repurchase Offer. As a condition of FLEX being able to immediately increase its leverage, following the Merger, FLEX will offer to repurchase certain of its outstanding shares. In connection with this special repurchase offer, stockholders should be aware that:

●	Only stockholders of TPIC at the time of TPIC’s stockholder meeting will be allowed to participate in the special repurchase offer, and they may have up to 100% of their shares repurchased (former stockholders of PWAY will not be able to participate).

●	If substantial numbers of current TPIC stockholders take advantage of this opportunity, it could minimize or eliminate the expected benefits of the Merger and it could:

■	significantly decrease the asset size of FLEX;

■	require FLEX to sell its investments earlier than its investment adviser would have otherwise desired, which may result in selling investments at inopportune times or significantly depressed prices and/or at losses; or

■	cause FLEX to incur additional leverage solely to meet repurchase requests.

●	You should not expect to be able to resell your shares.

●	FLEX does not intend to list its shares on any securities exchange or be publicly traded. Shares of FLEX common stock will be illiquid and you should not expect any secondary market in them to develop.

●	FLEX will implement a share repurchase program, but only a limited number of shares will be eligible for repurchase. FLEX is not required to maintain the repurchase program. You should expect to not have access to your invested funds for an indefinite period of time.

●	Distributions on shares of FLEX will likely come from sources other than investment performance.

●	After the Merger, distributions may be funded from any sources of funds legally available to FLEX, including offering proceeds and borrowings. You should understand that distributions from offering proceeds or borrowings:

■	may reduce the amount of capital available for investment;

■	are not based on FLEX’s investment performance; and

■	can only be sustained if FLEX achieves positive investment performance in future periods.

●	TPIC’s distributions to date have been funded in part by offering proceeds and reimbursements of expenses from its adviser, and FLEX’s distributions may be similar in this regard. Any amounts repaid to the adviser could reduce future distributions.

●	Any capital returned through distributions will be paid after the expenses of FLEX, and amounts paid as expenses are not recoverable by you.

●	An investment in FLEX’s common stock is highly speculative and involves a high degree of risk, including the risk of a substantial or entire loss of investment.

●	FLEX intends to continue to issue shares following the Merger and, as a result, your ownership in us is subject to dilution.

At the meeting of TPIC stockholders, TPIC stockholders will be asked to vote:

1.	to approve the Merger and the Amended and Restated Agreement and Plan of Merger, dated as of February 12, 2019, by and between TPIC and PWAY, which we refer to as the Merger Agreement;

2.	to approve the new investment advisory agreement between TPIC and Prospect Flexible Income Management, LLC;

3.	to approve the director nominees described and discussed herein; and

4.	to approve the acceleration of the application of a minimum asset coverage ratio of 150% to TPIC, which would permit TPIC (and FLEX following completion of the Merger) to immediately double the maximum amount of leverage that it is permitted to incur.

At a special meeting of PWAY stockholders, PWAY stockholders will be asked to vote:

1.	to approve the Merger and the Merger Agreement.

The Merger is not expected to result in a taxable event for TPIC and its stockholders.

If all of the TPIC stockholder proposals and the PWAY stockholder proposal are not approved, the Merger will not occur. In that case, the board of directors of TPIC will consider alternatives regarding the future of TPIC as it determines to be in the best interests of TPIC. These alternatives could include further solicitation of TPIC stockholders, re-proposing the TPIC stockholder proposals and possibly liquidating TPIC.

The boards of directors of TPIC and PWAY have each approved the Merger. TPIC’s board of directors believes the Merger is in the best interests of TPIC. In reaching that determination, the TPIC board of directors considered a number of factors, including expected increased market capitalization, additional market coverage and expense ratios of the combined surviving company, potential dilution of TPIC’s stockholders, the expected costs of the Merger, distributions to TPIC’s stockholders, compliance with regulatory obligations, the tax considerations related to the Merger and other alternatives for the future of TPIC (including the potential liquidation of TPIC).

After careful consideration, the board of directors of TPIC recommends that its stockholders vote “FOR” approval of the Merger and the Merger Agreement, “FOR” approval of the New Investment Advisory Agreement, “FOR” approval of each of the director nominees described and discussed herein, “FOR” approval of the acceleration of the application of a minimum asset coverage ratio of 150% to TPIC, which would permit TPIC to double the maximum amount of leverage that it is permitted to incur, and “FOR” approval of the proposal to adjourn the TPIC annual meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the TPIC annual meeting to approve the foregoing proposals.

The accompanying joint proxy statement and prospectus concisely describes the stockholder meetings, the Merger, the documents related to the Merger and other related matters that a TPIC common stockholder ought to know before voting on the proposals described herein and should be retained for future reference. Please carefully read in its entirety the accompanying joint proxy statement and prospectus, including “Risk Factors” beginning on page 39, for a discussion of the risks relating to the Merger. You also can obtain information about TPIC and PWAY from documents that each has filed with the Securities and Exchange Commission. See “Where You Can Find More Information” in the accompanying joint proxy statement and prospectus for instructions on how to obtain such information.

Sincerely,
Craig Faggen
Chairman and Chief Executive Officer
Triton Pacific Investment Corporation, Inc.

The Securities and Exchange Commission has not approved or disapproved the shares of FLEX common stock to be issued under the accompanying joint proxy statement and prospectus or determined if the accompanying joint proxy statement and prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

The date of the accompanying joint proxy statement and prospectus is February 14, 2019 and it is first being mailed or otherwise delivered to TPIC stockholders on or about February 19, 2019.

Triton Pacific Investment Corporation, Inc. 6701 Center Drive, Suite 1450 Los Angeles, California 90045 (310) 943-4990	Pathway Capital Opportunity Fund, Inc. 10 East 40th Street, 42nd Floor New York, New York 10016 (212) 448-0702

PATHWAY CAPITAL OPPORTUNITY FUND, INC.

MERGER PROPOSED—YOUR VOTE IS VERY IMPORTANT

Dear Stockholder,

Triton Pacific Investment Corporation, Inc. (“TPIC”), a business development company (“BDC”), and Pathway Capital Opportunity Fund, Inc. (“PWAY”), a registered closed-end investment company that operates as an interval fund (an “interval fund”), have entered into the Merger Agreement (as defined below) under which PWAY will merge with and into TPIC (the “Merger”). Following completion of the Merger, TPIC will be the combined surviving company and will be renamed as TP Flexible Income Fund, Inc. (“FLEX”), which will be a BDC.

At a special meeting of PWAY stockholders, PWAY stockholders will be asked to vote:

1.	to approve the Merger and the Merger Agreement (the “PWAY Merger Proposal”).

Although you are only being asked to vote on one item – the Merger – you should understand that a vote for the Merger is, in effect, a vote to approve the following additional items, which you should consider carefully:

●	Increased leverage.

●	Following the Merger, FLEX’s asset coverage will be reduced from 200% to 150%, allowing FLEX to immediately incur double the amount of leverage that is currently permitted.

●	Use of leverage may increase the risk of loss and is generally considered a speculative investment technique.

●	Special Share Repurchase Offer only for TPIC Stockholders.

●	Following the Merger, as a condition to FLEX being able to increase its leverage, TPIC shareholders will have the opportunity to have 100% of their shares repurchased; current PWAY shareholders will not be eligible to participate in this special repurchase offer.

●	If substantial numbers of current TPIC stockholders take advantage of this opportunity, it would significantly decrease the asset size of FLEX and:

●	FLEX may be forced to sell investments at an inopportune time and at significantly depressed prices and/or at a loss.

●	FLEX may need to incur additional leverage solely to meet repurchase requests.

●	The expected benefits of the Merger may be reduced or eliminated.

●	You will become an investor in a BDC.

●	Upon completion of the Merger, you will no longer be an investor in an interval fund and will be an investor in a BDC, which is not an interval fund. You should consider the following fundamental differences between an interval fund and a BDC in deciding how to vote on the Merger:

●	Interval funds are required to make quarterly repurchases of no less than 5% of their outstanding shares in each calendar quarter of each year. BDCs, such as FLEX, are not required to make such offers to repurchase their shares. FLEX intends to have a limited share repurchase program, such that no more than 10% of its shares may be repurchased per year. FLEX’s repurchase program can be terminated at any time. As a result, you may not have access to your invested funds for an indefinite period of time.

●	As noted above, as a BDC, FLEX will be able to borrow substantially more money and take on substantially more debt than PWAY was able to as an interval fund.

●	Interval funds are not restricted in their types of investments. BDCs, however, are required to invest at least 70% of their assets in “qualifying assets,” which generally include investments in private, U.S. companies or U.S. companies with market capitalization of less than $250 million. As an interval fund, PWAY is not subject to such a restriction and has typically invested in companies with larger market capitalizations. Because PWAY does not currently invest in assets that would be considered “qualifying assets” for a BDC, PWAY will need to sell the majority of its investments prior to the Merger.

●	You should not expect to be able to resell your shares.

●	FLEX does not intend to list its shares on any securities exchange or be a publicly-traded company.

●	Shares of FLEX common stock issued in the Merger will be illiquid assets for which there is not expected to be any secondary market, nor should you expect any market to develop in the foreseeable future.

●	You may not have access to your invested funds for an indefinite period of time.

●	Distributions on shares of FLEX will likely come from sources other than investment performance.

●	After the Merger, distributions may be funded from any sources of funds legally available to FLEX, including offering proceeds and borrowings. You should understand that distributions from offering proceeds or borrowings, which may constitute a return of capital:

●	may reduce the amount of capital available for investment;

●	would not be based on FLEX’s investment performance; and

●	can only be sustained if FLEX achieves positive investment performance in future periods.

●	TPIC’s distributions to date have been funded in part by offering proceeds and reimbursements of expenses from its adviser, and FLEX’s distributions may be similar in this regard. Any amounts repaid to the adviser could reduce future distributions that you would otherwise receive.

●	Any capital returned to stockholders through distributions will be distributed after the payment of the fees and expenses of FLEX. Amounts paid as expenses are not recoverable by you.

●	An investment in FLEX’s common stock is highly speculative and involves a high degree of risk, including the risk of a substantial or entire loss of investment.

●	FLEX intends to continue to issue shares following the Merger and, as a result, your ownership in FLEX is subject to dilution.

Following completion of the Merger, the investment objective of FLEX will be to generate current income and, as a secondary objective, capital appreciation by targeting investment opportunities with favorable risk-adjusted returns. FLEX intends to meet its investment objective by primarily lending to and investing in the debt of privately-owned U.S. middle market companies, which FLEX defines as companies with annual revenue between $50 million and $2.5 billion. PWAY currently focuses its investments in securities of infrastructure companies and infrastructure-related companies, but FLEX will not have this focus.

The Merger is not expected to result in a taxable event for PWAY and its stockholders.

TPIC stockholders will also be asked to vote on items in connection with the Merger. Those items are:

1.	to approve the Merger and the Amended and Restated Agreement and Plan of Merger, dated as of February 12, 2019, by and between TPIC and PWAY (the “Merger Agreement”);

2.	to approve the new investment advisory agreement between TPIC and Prospect Flexible Income Management, LLC;

3.	to approve the director nominees described and discussed herein; and

4.	to approve the acceleration of the application of a minimum asset coverage ratio of 150% to TPIC, which would permit TPIC to immediately double the maximum amount of leverage that it is permitted to incur (collectively, the “TPIC Merger Proposals,” and together with the PWAY Merger Proposal, the “Proposals”).

Completion of the Merger requires the approval by TPIC stockholders of the TPIC Merger Proposals and by PWAY stockholders of the PWAY Merger Proposal. If all of the Proposals are not approved, the Merger will not occur and, subject to the requirements of Maryland law, the board of directors of PWAY will consider such alternatives regarding the future of PWAY as it determines to be in the best interests of PWAY, including, but not limited to, further solicitation of stockholders or re-proposing the PWAY Merger Proposal.  In considering such alternatives for the future of PWAY, the PWAY board of directors may also consider exploring or pursuing an alternative future for PWAY, including liquidating PWAY.

The boards of directors of TPIC and PWAY have each approved the Merger. After a review of available strategic alternatives, PWAY’s board of directors believes the Merger is in the best interests of PWAY and its stockholders because of the combined surviving company’s expected economies of scale, investment objectives and strategy, investment portfolio, capital structure and increased market capitalization, and the experience and expertise of the FLEX’s new investment adviser. See “The Merger – Reasons for the Merger – PWAY” in the accompanying joint proxy statement and prospectus for a detailed discussion of the material factors considered by PWAY’s board of directors.

After careful consideration, the board of directors of PWAY unanimously recommends that its stockholders vote “FOR” approval of the Merger and the Merger Agreement and “FOR” approval of the proposal to adjourn the PWAY special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the PWAY special meeting to approve the foregoing proposal.

The accompanying joint proxy statement and prospectus concisely describes the stockholder meetings, the Merger, the documents related to the Merger and other related matters that a PWAY stockholder ought to know before voting on the proposals described herein and should be retained for future reference. Please carefully read in its entirety the accompanying joint proxy statement and prospectus, including “Risk Factors” beginning on page 39, for a discussion of the risks relating to the Merger. You also can obtain information about TPIC and PWAY from documents that each has filed with the Securities and Exchange Commission. See “Where You Can Find More Information” in the accompanying joint proxy statement and prospectus for instructions on how to obtain such information.

Sincerely,
M. Grier Eliasek
Chief Executive Officer
Pathway Capital Opportunity Fund, Inc.

The Securities and Exchange Commission has not approved or disapproved the shares of FLEX common stock to be issued under the accompanying joint proxy statement and prospectus or determined if the accompanying joint proxy statement and prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

The date of the accompanying joint proxy statement and prospectus is February 14, 2019 and it is first being mailed or otherwise delivered to PWAY stockholders on or about February 19, 2019.

Triton Pacific Investment Corporation, Inc. 6701 Center Drive, Suite 1450 Los Angeles, California 90045 (310) 943-4990	Pathway Capital Opportunity Fund, Inc. 10 East 40th Street, 42nd Floor New York, New York 10016 (212) 448-0702

TRITON PACIFIC INVESTMENT CORPORATION, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MARCH 15, 2019

To the Stockholders of Triton Pacific Investment Corporation, Inc.:

Notice is hereby given that Triton Pacific Investment Corporation, Inc., or TPIC, will hold the annual meeting of the stockholders of TPIC (the “TPIC annual meeting”) on March 15, 2019 at 10:00 a.m., Pacific Time, at 6701 Center Drive, Suite 1450, Los Angeles, California 90045, for the following purposes:

1.  To approve the merger of Pathway Capital Opportunity Fund, Inc., or PWAY, with and into TPIC, as a single integrated transaction (which we refer to as the Merger), and to approve the Amended and Restated Agreement and Plan of Merger (which we refer to as the Merger Agreement) by and between TPIC and PWAY (“Proposal 1”);

2.  To approve a new investment advisory agreement (which we refer to as the New Investment Advisory Agreement) between TPIC and Prospect Flexible Income Management, LLC, to take effect upon consummation of the Merger (“Proposal 2”);

3.  To vote on the election of five director nominees named in the attached proxy statement and in the proxy card to serve on the TPIC board of directors for a term of one year, until the 2019 annual meeting of stockholders and until their respective successors are duly elected and qualified (“Proposal 3”);

4.  To approve a proposal to accelerate the application of a minimum asset coverage ratio of 150% to TPIC, which would permit TPIC to double the maximum amount of leverage that it is permitted to incur (“Proposal 4”); and

5.  To transact such other business as may properly come before the annual meeting of stockholders and consider and vote upon a proposal to approve the adjournment of the TPIC annual meeting, if necessary or appropriate, to solicit additional proxies, if there are not sufficient votes at the time of the TPIC annual meeting to approve the foregoing proposals (“Proposal 5”).

Your vote is very important. Completion of the Merger requires the approval by TPIC stockholders of the TPIC stockholder proposals listed above and approval by PWAY stockholders of their proposal to approve the Merger and the Merger Agreement. If all of these stockholder proposals are not so approved, the Merger will not occur. Subject to the requirements of Maryland law, the board of directors of TPIC will consider such alternatives regarding the future of TPIC as it determines to be in the best interests of TPIC, including, but not limited to, further solicitation of TPIC stockholders or re-proposing the TPIC stockholder proposals.

Approval of the TPIC stockholder proposals requires the following votes:

1.	Proposal 1: This proposal requires the affirmative vote of the holders of shares of TPIC’s Class A common stock entitled to cast a majority of all the votes entitled to be cast on this proposal.

2.	Proposal 2: This proposal requires the affirmative vote of the lesser of (i) 67% or more of the shares of TPIC common stock present at the TPIC annual meeting entitled to vote at such meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy at such annual meeting, and (ii) a majority of the outstanding shares of TPIC common stock.

3.	Proposal 3: Each nominee will be elected with the affirmative vote of a plurality of the votes cast at the TPIC annual meeting.

4.	Proposal 4: This proposal requires the affirmative vote of a majority of the votes cast on this proposal.

5.	Proposal 5: This proposal requires the affirmative vote of a majority of the votes cast on this proposal.

TPIC stockholders who abstain or who fail to return their proxies, and do not instruct the proxy solicitor on how to cast their vote by calling the proxy solicitor or via the Internet pursuant to the instructions shown on the proxy card or vote at the TPIC annual meeting, will have the effect of a vote against Proposal 1 and Proposal 2 and will have no effect on the results of the votes for Proposal 3, Proposal 4 and Proposal 5.

You have the right to receive notice of, and to vote at, the TPIC annual meeting if you were a stockholder of record at the close of business on February 12, 2019. Whether or not you expect to be present in person at the TPIC annual meeting, we urge you to promptly fill out, sign and date the enclosed proxy card and return it promptly in the envelope provided or vote by telephone or through the Internet. Instructions are shown on the proxy card.

You have the option to revoke the proxy at any time prior to the meeting or to vote your shares personally if you attend the meeting. You may revoke your proxy with respect to a proposal by submitting a letter of revocation or a later-dated proxy to TPIC prior to the date of the TPIC annual meeting, voting by telephone or Internet after you have given your proxy, or by attending the TPIC annual meeting and voting in person. Attendance at the TPIC annual meeting will not by itself revoke a previously granted proxy.

The TPIC board of directors has approved the TPIC stockholder proposals and the issuance of the shares of TPIC common stock to be issued pursuant to the Merger Agreement and recommends that TPIC stockholders vote “FOR” approval of the Merger and the Merger Agreement, “FOR” approval of the New Investment Advisory Agreement, “FOR” approval of each of the director nominees described and discussed herein, “FOR” approval of acceleration of the application of a minimum asset coverage ratio of 150% to TPIC, which would permit TPIC to double the maximum amount of leverage that it is permitted to incur, and “FOR” approval of the proposal to adjourn the TPIC annual meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the TPIC annual meeting to approve the foregoing proposals. Under the terms of the Merger Agreement, shares of TPIC common stock will be issued in the Merger at a price per share equal to TPIC’s then-current net asset value per share.

By Order of the Board of Directors,

Michael L. Carroll
Chief Financial Officer and Secretary

February 14, 2019

This is an important meeting. To ensure proper representation at the TPIC annual meeting, please complete, sign, date and return the proxy card in the enclosed self-addressed envelope. Even if you authorize a proxy to vote your shares prior to the TPIC annual meeting, you still may attend the TPIC annual meeting and vote your shares in person.

PATHWAY CAPITAL OPPORTUNITY FUND, INC.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To the Stockholders of Pathway Capital Opportunity Fund, Inc.:

Notice is hereby given that Pathway Capital Opportunity Fund, Inc., a Maryland corporation (“PWAY”), will hold a special meeting of the stockholders of PWAY (the “PWAY special meeting”) on March 15, 2019 at 10:00 a.m., Eastern Time, at 10 East 40th Street, 44th Floor, New York, New York 10016, to consider and vote on the following matters:

1.     A proposal to approve the merger of PWAY, with and into Triton Pacific Investment Corporation, a Maryland corporation (“TPIC”), as a single integrated transaction (the “Merger”), and to approve the Amended and Restated Agreement and Plan of Merger (as such agreement may be amended from time to time, the “Merger Agreement”) by and between TPIC and PWAY (the “PWAY Merger Proposal”); and

2.     A proposal to approve the adjournment of the PWAY special meeting, if necessary or appropriate, to solicit additional proxies, if there are not sufficient votes at the time of the PWAY special meeting to approve the foregoing proposal (the “Adjournment Proposal,” and together with the PWAY Merger Proposal, the “PWAY Stockholder Proposals”).

Your vote is very important. Completion of the Merger requires the approval by PWAY stockholders of the PWAY Merger Proposal and approval by TPIC stockholders of the proposals submitted to them for approval (such TPIC stockholder proposals together with the PWAY Merger Proposal, the “Proposals”). If all of the Proposals are not so approved, the Merger will not occur. Subject to the requirements of Maryland law, the board of directors of PWAY will consider such alternatives regarding the future of PWAY as it determines to be in the best interests of PWAY, including, but not limited to, further solicitation of PWAY stockholders, re-proposing the PWAY Merger Proposal, or exploring or pursuing an alternative future for PWAY, including liquidating PWAY.

Approval of the PWAY Stockholder Proposals requires the following votes:

1.     PWAY Merger Proposal: This proposal requires the affirmative vote of holders of shares of PWAY’s Class A common stock, par value $0.01 per share, and PWAY’s Class I common stock, par value $0.01 per share, entitled to cast a majority of the votes entitled to be cast on this proposal.

2.     Adjournment Proposal: This proposal requires the affirmative vote of a majority of votes cast on this proposal.

PWAY stockholders who abstain or who fail to return their proxies, and do not instruct the proxy solicitor on how to cast their vote by calling the proxy solicitor or via the Internet pursuant to the instructions shown on the proxy card or vote at the PWAY special meeting, will have the same effect as if they voted “against” the PWAY Merger Proposal and will have no effect on the Adjournment Proposal.

You have the right to receive notice of, and to vote at, the PWAY special meeting if you were a stockholder of record at the close of business on February 12, 2019. Whether or not you expect to be present in person at the PWAY special meeting, we urge you to promptly fill out, sign and date the enclosed proxy card and return it promptly in the envelope provided or vote by telephone or through the Internet. Instructions are shown on the proxy card.

You have the option to revoke the proxy at any time prior to the meeting or to vote your shares personally on request if you attend the meeting. To revoke a proxy at any time before it is exercised, you must notify PWAY’s secretary in writing by submitting a properly executed, later-dated proxy, or by voting in person at the PWAY special meeting.

The PWAY board of directors has unanimously approved the PWAY Merger Proposal and unanimously recommends that PWAY stockholders vote “FOR” approval of the Merger and the Merger Agreement and “FOR”

approval of the proposal to adjourn the PWAY special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the PWAY special meeting to approve the foregoing proposal.

By Order of the Board of Directors,

Kristin Van Dask
Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary

February 14, 2019

This is an important meeting. To ensure proper representation at the PWAY special meeting, please complete, sign, date and return the proxy card in the enclosed, self-addressed envelope, vote your shares by telephone or vote via the Internet. Even if you authorize a proxy to vote your shares prior to the PWAY special meeting, you still may attend the PWAY special meeting and vote your shares in person.

i

ii

ABOUT THIS JOINT PROXY STATEMENT AND PROSPECTUS

This joint proxy statement and prospectus, which forms part of a registration statement filed with the Securities and Exchange Commission, or the SEC, by TPIC (File No. 333-226811), constitutes a prospectus of TPIC under Section 5 of the Securities Act of 1933, as amended, or the Securities Act, with respect to the shares of FLEX common stock to be issued to holders of PWAY common stock as required by the Merger Agreement.

This joint proxy statement and prospectus also constitutes a joint proxy statement under Section 14(a) of the Securities Exchange Act of 1934, as amended, or the Exchange Act. It also constitutes a notice of meeting with respect to the special meeting of PWAY stockholders, at which PWAY stockholders will be asked to vote on, among other things, a proposal to approve the Merger and the Merger Agreement, and with respect to the annual meeting of TPIC stockholders, at which TPIC stockholders will be asked to vote on, among other things, proposals to approve (i) the Merger and the Merger Agreement, (ii) the new investment advisory agreement between TPIC and Prospect Flexible Income Management, LLC, (iii) the director nominees described and discussed herein, and (iv) the acceleration of the application of a minimum asset coverage ratio of 150% to TPIC, which would permit TPIC to double the maximum amount of leverage that it is permitted to incur. Under the terms of the Merger Agreement, shares of FLEX common stock will be issued in the Merger at a price per share equal to TPIC’s then-current net asset value per share.

You should rely only on the information contained in this joint proxy statement and prospectus. No one has been authorized to provide you with information that is different from that contained in this joint proxy statement and prospectus. This joint proxy statement and prospectus is dated February 14, 2019. You should not assume that the information contained in this joint proxy statement and prospectus is accurate as of any date other than that date. Neither the mailing of this joint proxy statement and prospectus to TPIC stockholders or PWAY stockholders nor the issuance of FLEX common stock pursuant to the Merger will create any implication to the contrary.

This joint proxy statement and prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction to or from any person to whom it is unlawful to make any such offer or solicitation in such jurisdiction.

Except where the context otherwise indicates, information contained in this joint proxy statement and prospectus regarding TPIC has been provided by TPIC and information contained in this joint proxy statement and prospectus regarding PWAY has been provided by PWAY.

QUESTIONS AND ANSWERS ABOUT THE STOCKHOLDER MEETINGS AND THE MERGER

The questions and answers below highlight only selected procedural information from this joint proxy statement and prospectus. They do not contain all of the information that may be important to you. You should carefully read this entire document to fully understand the Merger (as defined herein), the Merger Agreement (as defined herein) and the transactions contemplated thereby, and the voting procedures for stockholder meetings for the Pathway Capital Opportunity Fund, Inc., who we refer to as PWAY and Triton Pacific Investment Corporation, Inc., which we refer to as TPIC.

Q: Why am I receiving these materials, what am I being asked to vote on and what are the required votes?

A: PWAY and TPIC are sending these materials to their respective stockholders to help them decide how to vote their shares at their respective stockholder meetings:

TPIC Stockholder Proposals	PWAY Stockholder Proposals
Proposal 1: a proposal to approve the Merger and the Merger Agreement. Required Vote: the affirmative vote of a majority of all the votes of TPIC stockholders entitled to be cast on this proposal.	Proposal 1: a proposal to approve the Merger and the Merger Agreement. Required Vote: the affirmative vote of a majority of all the votes of PWAY stockholders entitled to be cast on this proposal.

Proposal 2: a proposal to approve the new investment advisory agreement between TPIC and Prospect Flexible Income Management, LLC.

Required Vote: the affirmative vote of (i) 67% or more of the shares present and entitled to vote at the TPIC annual meeting, if the holders of more than 50% of TPIC’s outstanding shares are present or represented by proxy at the annual meeting, or (ii) a majority of TPIC’s outstanding shares.

Proposal 2: a proposal to approve the adjournment of the PWAY special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the PWAY special meeting to approve the foregoing proposal.

Required Vote: the affirmative vote of a majority of the votes cast on this proposal.

Proposal 3: a proposal to approve the director nominees described and discussed herein.

Required Vote: each nominee will be elected by the affirmative vote of a plurality of the votes cast at the TPIC annual meeting. The director nominee with the most affirmative votes will be elected to fill the available seat on TPIC’s board of directors.

Proposal 4: a proposal to approve the acceleration of the application of a minimum asset coverage ratio of 150% to TPIC, which would permit TPIC to double the maximum amount of leverage that it is permitted to incur.

Required Vote: the affirmative vote of a majority of the votes cast on this proposal.

Proposal 5: a proposal to approve the adjournment of the TPIC annual meeting, if necessary or appropriate, to solicit additional proxies, if there are not sufficient votes at the time of the TPIC annual meeting to approve the foregoing proposals.

Required Vote: the affirmative vote of a majority of the votes cast on this proposal.

Q: When and where is the PWAY special meeting?

A: The PWAY special meeting will take place on March 15, 2019 at 10:00 a.m., Eastern Time, at 10 East 40th Street, 44th Floor, New York, New York 10016.

Q: When and where is the TPIC annual meeting?

A: The TPIC annual meeting will take place on March 15, 2019 at 10:00 a.m., Pacific Time, at 6701 Center Drive, Suite 1450, Los Angeles, California 90045.

Q: What will happen in the Merger?

A: Pursuant to the Amended and Restated Agreement and Plan of Merger, dated as of February 12, 2019 (which we refer to as the Merger Agreement), PWAY will merge with and into TPIC (the “Merger”). TPIC will be the combined surviving company and will be renamed as TP Flexible Income Fund, Inc., which we refer to as FLEX. FLEX will be a business development company, which we refer to as a BDC.

If the Merger is completed, the holders of shares of PWAY’s Class A common stock and Class I common stock will receive shares of TPIC’s (now FLEX’s) Class A common stock. The number of shares of FLEX common stock to be issued to the former stockholders of PWAY will be determined based on the relative net asset values (which we also refer to as NAV) per share of PWAY and TPIC as of the closing of the Merger and as determined in accordance with the Merger Agreement. Until the Merger is completed, the value of the shares of TPIC Common Stock to be issued in the Merger and the number of shares of TPIC Common Stock to be issued to PWAY stockholders may fluctuate or change.

Based on the number of shares of TPIC (as renamed FLEX) Common Stock issued and outstanding at the closing of the Merger, it is expected that TPIC stockholders will own approximately 65.5% of the outstanding FLEX common stock and PWAY stockholders will own approximately 34.5% of the outstanding FLEX common stock.

In addition, TPIC’s investment adviser, Triton Pacific Adviser, LLC, which we refer to as the TPIC Investment Adviser, and TPIC’s sub-adviser, ZAIS Group, LLC (which we refer to as the TPIC Investment Sub-Adviser), will cease to serve as the investment adviser and investment sub-adviser, respectively, to TPIC, and Prospect Flexible Income Management, LLC, who we refer to as the New Investment Adviser, will serve as the investment adviser to FLEX. The New Investment Adviser is an affiliate of PWAY’s current investment adviser, Pathway Capital Opportunity Fund Management, LLC, who we refer to as the PWAY Investment Adviser.

Following completion of the Merger, at least 70% of the combined surviving company’s investments are expected to consist primarily of syndicated senior secured first lien loans, syndicated senior secured second lien loans, and to a lesser extent, subordinated debt, and up to 30% of its investments are expected to consist of other securities, including private equity (both common and preferred), dividend-paying equity, royalties, and the equity and junior debt tranches of a type of pools of broadly syndicated loans known as collateralized loan obligations (“CLOs”). The senior secured loans underlying FLEX’s CLO investments are expected typically to be BB or B rated (non-investment grade, which are often referred to as “high yield” or “junk”) and in limited circumstances, unrated, senior secured loans.

Q: Who will make up the board of directors of FLEX following the Merger?

A: Following the Merger, the board of directors of FLEX will consist of the following persons: Craig J. Faggen, TPIC’s current President and Chief Executive Officer, M. Grier Eliasek, PWAY’s current President and Chief Executive Officer, Andrew Cooper, William Gremp and Eugene Stark. Messrs. Cooper, Gremp and Stark are all currently independent directors of PWAY.

Q: How does PWAY’s investment objective and strategy differ from that of TPIC and what investment strategy changes are expected to occur in connection with the Merger?

A: The follow table contrasts the investment objectives and strategies of TPIC, PWAY and FLEX.

	TPIC	PWAY	FLEX
Investment Objective	TPIC’s investment objectives are to maximize its portfolio’s total return by generating long-term capital appreciation from its private equity investments and current income from its debt investments.	PWAY’s investment objective is to generate current income and, as a secondary objective, long-term capital appreciation.	FLEX’s investment objective will be to generate current income and, as a secondary objective, capital appreciation by targeting investment opportunities with favorable risk-adjusted returns.
Investment Strategies	TPIC seeks to meet its investment objectives by investing in equity, structured equity and debt investments in small to mid-sized private U.S. companies, which includes companies with revenues from $10 million to $250 million and earnings before income, taxes, depreciation, and amortization between $1 million and $25 million.

PWAY seeks to achieve its investment objective by investing, under normal circumstances, at least 50% of its total assets (net assets plus borrowings) in securities of infrastructure companies and infrastructure-related companies, and up to 50% of its total assets (net assets plus borrowings) in other securities, including senior debt, subordinated debt, preferred equity, dividend-paying equity and the equity and junior debt tranches of CLOs.

FLEX intends to meet its investment objective by primarily lending to and investing in the debt of privately-owned U.S. middle market companies, which includes companies with annual revenue between $50 million and $2.5 billion.

In connection with the Merger, the leverage strategy of TPIC will change when it becomes FLEX. At the TPIC annual meeting, TPIC stockholders are being asked to vote on a proposal that will allow FLEX to have an asset coverage ratio requirement of 150% (i.e., Proposal 4), which will result in FLEX having an increased leverage capacity relative to PWAY and TPIC. This proposal is a condition to, and required for, the Merger to occur and FLEX expects to use this increased leverage capacity to fund investments.

The following table sets forth a summary of TPIC’s and PWAY’s investment portfolios by security type as of September 30, 2018, and FLEX’s expected investment portfolio by security type as of September 30, 2018 on a pro forma basis.

		As of 9/30/2018
		TPIC(1)	PWAY(1)	Combined(1)	FLEX Pro Forma(2)
Portfolio	Number of Investments	39	27	66	66
Statistics	% Senior Secured	96%	5%	56%	62%
	% Senior Unsecured	0%	66%	29%	8%
	% Equity/CLOs	4%	29%	15%	30%
Note: The information provided in the table is subject to change.
(1) Represent percentages of fair market value as of September 30, 2018.

(2) FLEX pro forma represents expected portfolio mix after repositioning of PWAY’s portfolio. PWAY expects to reposition its portfolio by selling approximately $5.2 million in fair market value of its portfolio investments that are not “qualifying assets” under the Investment Company Act of 1940, as amended (the “1940 Act”) for cash prior to completion of the Merger and (i) re-investing approximately $1.5 million (approximately 28%) of those proceeds in assets that are “qualifying assets” under the 1940 Act and (ii) re-investing approximately $3.7 million (approximately 72%) of those proceeds in CLOs, which will result in a 30% CLO portfolio allocation for combined company after the investments are made.

Q: Other than the differences in investment objectives and investment strategies (discussed above), what are the primary similarities and differences of TPIC, PWAY and FLEX?

A: The following comparison summarizes certain similarities and differences of TPIC, PWAY and FLEX. See “Comparison of Material Features of a Business Development Company and a Closed-End Registered Investment Company” and “Comparison of Material Differences in Stockholders Rights” for additional information.

	TPIC	PWAY	FLEX
Structure	TPIC is a BDC.	PWAY is an interval fund.	FLEX will be a BDC.
Offering Expenses	As a BDC, TPIC is subject to FINRA Rule 2310, which limits organizational and offering expenses to 15% of gross offering proceeds, with a 10% cap on items of compensation.	As an interval fund, PWAY is subject to FINRA Rule 2341, which does not place a specific limit on overall offering expenses.	Same as TPIC.
Selling Commissions and Dealer Manager Fees	TPIC limits selling commissions and dealer manager fees to 10% of its gross offering proceeds.	PWAY limits selling commissions and dealer manager fees on its Class A Shares to up to 5.75% of its gross offering proceeds.	FLEX has agreed to limit selling commissions and dealer manager fees to 6% of its gross offering proceeds.

There are no selling commissions or dealer manager fees on its Class I Shares.
Leverage	As a BDC, TPIC is subject to a required asset coverage of 200%, unless its board of directors or shareholders approve an asset coverage of 150% (such as Proposal 4).	As an interval fund, PWAY is subject to a required asset coverage of 300% for senior securities representing indebtedness and 200% for senior securities that are stock pursuant to the 1940 Act.	As a BDC, FLEX will be subject to a required asset coverage of 150%, which will allow FLEX to incur double the amount of leverage that TPIC is currently allowed to incur.
Investment Adviser	Triton Pacific Adviser, LLC.	Pathway Capital Opportunity Fund Management, LLC.	Prospect Flexible Income Management, LLC, an affiliate of PWAY. The investment professionals of the PWAY Investment Adviser will have investment discretion at the New Investment Adviser.
Investment Sub-Adviser	ZAIS Group, LLC.	None.	None.
Base Management Fees	0.5% (2.0% annualized) of TPIC’s average gross assets, which is payable quarterly in arrears.	0.5% (2.0% annualized) of PWAY’s average total assets, which is payable quarterly in arrears.	0.4375% (1.75% annualized) of FLEX’s average total assets, which will be payable quarterly in arrears.
Subordinated Incentive Fees on Income	None.	20.0% of PWAY’s “pre-incentive fee net investment income” for the immediately preceding calendar quarter, subject to a fixed preferred return on the value of PWAY’s net assets at the end of the immediately preceding calendar quarter equal to	Same as PWAY.

	TPIC	PWAY	FLEX
1.5% per quarter (6.0% annualized) and a “catch up” feature. The subordinated incentive fee on income is calculated and payable quarterly in arrears.
Incentive Fees on Capital Gains	20.0% on TPIC’s realized capital gains, if any, on a cumulative basis from inception, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees. The incentive fee on capital gains is determined and payable quarterly in arrears.	None.	20.0% of FLEX’s realized capital gains for the applicable calendar year, if any, computed net of all realized capital losses and unrealized capital depreciation at the end of such calendar year. The incentive fee on capital gains will be determined and payable annually in arrears.
Expense Limitation Agreement / Expense Support Agreement

Allows the TPIC Investment Adviser, in consultation with TPIC, to pay up to 100% of both TPIC’s organizational and offering expenses and TPIC’s operating expenses, all as determined by TPIC and the TPIC Investment Adviser. Once TPIC has received at least $25 million in net proceeds from its offering, TPIC is required to reimburse the TPIC Investment Adviser for any expense support payments TPIC received from the TPIC Investment Adviser, subject to certain limitations

		Requires the PWAY Investment Adviser to waive its advisory fees and to pay or absorb the operating expenses of PWAY to the extent that they exceed 8.0% on a per annum basis of PWAY’s average weekly net assets.	Allows, but does not require, the New Investment Adviser to waive a portion or all of the fees payable or expenses reimbursable to it under its investment advisory agreement with FLEX (the “New Investment Advisory Agreement”) in order to limit FLEX’s operating expenses to an annual rate, expressed as a percentage of FLEX’s average quarterly net assets, equal to 8.0%. Such waiver will be made at the sole discretion of the New Investment Adviser. Any fees waived by the New Investment Adviser are subject to repayment by FLEX, subject to certain conditions. See “TPIC Expense Support Agreement and FLEX Expense Limitation Agreement.”
Liquidity	As a BDC, TPIC is not required to make repurchase offers. However, TPIC conducts quarterly tender offers pursuant to its share repurchase program.	As an interval fund, PWAY is required to conduct quarterly repurchase offers of between 5% and 25% of its shares outstanding. PWAY has a fundamental policy to make mandatory repurchase offers of no less	Same as TPIC.

TPIC	PWAY	FLEX
than 5% of its outstanding shares in each calendar quarter of each year.

Q: Will FLEX be able to incur additional leverage relative to TPIC and PWAY?

A: Yes. The 1940 Act generally prohibits TPIC and, following completion of the Merger, FLEX from incurring indebtedness unless immediately after such borrowing it has an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of its assets). However, recent legislation has modified the 1940 Act by allowing a BDC to increase the maximum amount of leverage it may incur from an asset coverage ratio of 200% to an asset coverage ratio of 150%, if certain requirements are met. Under the legislation, TPIC and, following completion of the Merger, FLEX is allowed to increase its leverage capacity if stockholders representing at least a majority of the votes cast, when a quorum is met, approve a proposal to do so. If Proposal 4 receives stockholder approval, TPIC would be allowed to change its asset coverage ratio requirement from 200% to 150% and thereby increase its leverage capacity. Following completion of the Merger, FLEX will be allowed to continue such increased leverage capacity. If approved by stockholders, the 150% minimum asset coverage ratio will apply effective as of March 16, 2019, the first day after TPIC’s annual meeting and, as a result, following the Merger FLEX will immediately be able to borrow substantially more money and take on substantially more debt than either TPIC or PWAY is currently able to.

TPIC believes that the increased flexibility that would be available to it after adoption of the 150% asset coverage ratio would allow it to deploy more capital and thereby potentially increase overall returns to TPIC’s stockholders. Further, TPIC believes that increased leverage would permit it (as FLEX) to invest in a segment of the middle market comprised of lower risk and lower yielding loans without sacrificing return to its stockholders consistent with its current investment strategy. To date, TPIC has not incurred any leverage to finance TPIC’s investments and, going forward, any decision on FLEX’s part to use leverage will depend upon an assessment of the attractiveness of available investment opportunities in relation to the costs and perceived risks of such leverage. The use of leverage to finance investments creates certain risks and potential conflicts of interest, including the following:

●	Incurring additional indebtedness could increase the risk in investing in FLEX’s common stock. Leverage magnifies the potential for loss on investments in FLEX’s indebtedness and on invested equity capital. As FLEX uses leverage to partially finance its investments, you will experience increased risks of investing in FLEX’s securities. If the value of FLEX’s assets increases, then leveraging would cause the net asset value attributable to FLEX’s common stock to increase more sharply than it would have had FLEX not leveraged. Conversely, if the value of FLEX’s assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had FLEX not leveraged FLEX’s business.

●	Incurring additional leverage may magnify FLEX’s exposure to risks associated with changes in interest rates. If FLEX incurs additional leverage, general interest rate fluctuations may have a more significant negative impact on FLEX’s investments and investment opportunities than they would have absent such additional incurrence, and, accordingly, may have a material adverse effect on FLEX’s investment objectives and rate of return on investment capital.

●	Incurring leverage creates conflicts of interests for FLEX’s investment adviser. Under FLEX’s investment advisory agreement with its investment adviser, the base management fee payable to its investment adviser is based on FLEX’s average total assets (including amounts borrowed for investment purposes). Consequently, the investment adviser may benefit when FLEX incurs additional debt or increases the use of leverage to acquire additional assets. This fee structure may encourage the investment adviser to cause FLEX to borrow more money to finance additional investments. In addition, under FLEX’s investment advisory agreement, its investment adviser will receive an income incentive fee based on FLEX’s performance. As a result, the investment adviser could be encouraged to use additional leverage or take additional risk to increase the return on FLEX’s investments.

Q: Must TPIC stockholders approve Proposal 4 to complete the Merger and will FLEX be required to offer to repurchase any of its shares if Proposal 4 is approved?

A: Yes. The proposal to permit increased leverage (Proposal 4) must be approved by TPIC’s stockholders for the Merger to occur. If that proposal, or any other TPIC or PWAY proposal is not approved, the Merger will not be completed.

As a condition to permitting increased leverage by changing the asset coverage ratio to 150% pursuant to Proposal 4, following completion of the Merger, FLEX will be required to conduct four special repurchase offers that, taken together, will allow all TPIC stockholders who were stockholders as of the date of the TPIC annual meeting to have those shares that they held as of the date of the TPIC annual meeting to be repurchased by FLEX. PWAY stockholders who become FLEX stockholders in connection with the Merger will not be eligible to participate in these special repurchase offers. In addition, shares acquired after the Merger will not be eligible for repurchase in these special repurchase offers. These special repurchase offers will be separate and apart from FLEX’s share repurchase program discussed below.

The special repurchase offers will consist of four quarterly tender offers, with the first occurring in the first fiscal quarter following the date that TPIC’s stockholders approve the leverage proposal and the remainder occurring in each of the following three fiscal quarters.  Each of the four tender offers that is part of the special repurchase offers will be made only to the former TPIC stockholders and will allow each to tender for repurchase up to 25% of its eligible shares.  The repurchase price for any shares tendered during the special repurchase offers will be equal to the NAV per share of FLEX’s common stock as of the date of each such repurchase.

FLEX will pay for the eligible shares that are tendered in each special repurchase offer promptly following the end of the applicable special repurchase offer in accordance with the 1940 Act. At the discretion of FLEX’s board of directors, FLEX may use cash on hand, cash available from borrowings, cash available from the issuance of new shares of common stock of FLEX and cash from the sale of FLEX’s investments to fund the aggregate purchase price payable as a result of any special repurchase offer.

There are a number of risks to FLEX associated with this special repurchase offer, including the following:

●	PWAY stockholders that become FLEX stockholders in connection with the Merger will not be eligible to participate in the special repurchase offer. The special repurchase offer will be limited to persons who held shares of TPIC at the time the Merger was approved by TPIC’s stockholders. In addition, FLEX stockholders who purchased shares following the completion of the Merger will also be prohibited from participating in the special repurchase offers;

●	Payment for repurchasing shares may require FLEX to liquidate its portfolio holdings earlier than its investment adviser would otherwise have caused these holdings to be liquidated. In that case, FLEX may be forced to sell assets at significantly depressed prices due to market conditions or otherwise, which may result in losses;

●	FLEX may be required to borrow money in order to fund its obligation to purchase shares in connection with the special repurchase offers, and these borrowings would be used solely to repurchase the shares of former TPIC stockholders and not to enhance the overall performance of the fund;

●	If a large number of former TPIC stockholders participate in the special repurchase offers, the remaining stockholders of FLEX would own a larger percentage of FLEX but with a diminished asset base as compared to prior to conducting the special repurchase offers.

Any of these factors could adversely affect FLEX’s operations following the Merger and could limit the ability of the stockholders to receive all of the proposed benefits of the Merger.

Q: Will FLEX have a share repurchase program (other than the special repurchase offer)?

A: Yes. Similar to TPIC, FLEX will have a share repurchase program. TPIC currently conducts quarterly repurchase offers pursuant to its share repurchase program at a price equal to the net offering price in effect as of the date of such repurchase, which will be continued by FLEX following completion of the Merger.

The number of shares repurchased pursuant to the share repurchase program will be limited as follows:

●	FLEX currently intends to limit the number of shares repurchased during any calendar year to the number of shares FLEX can repurchase with the proceeds FLEX receives from the sale of shares of its common stock under its distribution reinvestment plan (although, at the discretion of FLEX’s board of directors, FLEX may also use cash on hand, cash available from borrowings and cash from liquidation of securities investments as of the end of the applicable period to repurchase shares);

●	FLEX does not expect to repurchase shares in any calendar year in excess of 10% of the weighted average number of shares outstanding in the prior calendar year, or 2.5% in any quarter; and

●	to the extent that the number of shares submitted to FLEX for repurchase exceeds the number of shares that FLEX is able to purchase, FLEX will repurchase shares on a pro rata basis, not on a first-come, first-served basis. The assets of FLEX may be depleted to fulfill repurchases under its share repurchase program.

As an interval fund, PWAY was required to make mandatory repurchase offers of no less than 5% of its outstanding shares in each calendar quarter of each year. However, other than in connection with the special repurchase program offer discussed above, FLEX’s board of directors is not required to continue the share repurchase program and may amend, suspend or terminate the share repurchase program upon 30 days’ notice. FLEX will notify its stockholders of such developments.

Following completion of the Merger, FLEX expects to continue its share repurchase program during the time it is conducting the special repurchase offer.

Q: Will I be able to sell any of the shares of FLEX common stock to be issued in the Merger?

A: Other than in connection with the share repurchase program discussed above, it will be difficult for you to sell your shares of FLEX common stock. Shares of FLEX common stock will not be listed on any securities exchange and will not be not publicly traded, and FLEX does not currently intend to list its shares of common stock on any securities exchange. There is currently no secondary market for FLEX’s shares of common stock and no secondary market is expected to develop. Therefore, FLEX’s stockholders should expect that they will have only a limited ability to sell their shares following the Merger. The shares of FLEX common stock to be issued in the Merger are illiquid assets for which there is not expected to be any secondary market nor is it expected that any will develop in the foreseeable future. Therefore, you will likely have limited ability to sell your shares.

Q:  What will happen to the current PWAY Expense Limitation Agreement (which we refer to as the PWAY ELA)?

A: The Merger qualifies as an “exit event” under the PWAY ELA and therefore no reimbursements will be paid by PWAY to the PWAY Investment Adviser pursuant to the PWAY ELA.

Q:  What will happen to the current TPIC Amended and Restated Expense Support and Conditional Reimbursement Agreement?

A:  The current TPIC Amended and Restated Expense Support and Conditional Reimbursement Agreement (which we refer to as the TPIC ESA) will be terminated immediately prior to the Merger.  If the Merger is completed, the TPIC Investment Adviser has agreed to waive any amounts owed to it under the TPIC ESA and therefore no reimbursements will be paid by TPIC to the TPIC Investment Adviser pursuant to the TPIC ESA.

Q:  Will the New Investment Adviser enter into an expense limitation agreement with FLEX and how does it compare to the PWAY ELA and TPIC ESA?

A:  Yes.  FLEX and the New Investment Adviser will enter into an expense limitation agreement, which we refer to as the FLEX ELA. However, unlike the PWAY ELA, the FLEX ELA permits but does not require the New

Investment Adviser to waive a portion or all of the fees payable or expenses reimbursable to it under the New Investment Advisory Agreement in order to limit FLEX’s Operating Expenses (as defined herein) to an annual rate, expressed as a percentage of FLEX’s average quarterly net assets, equal to 8.00%. Such waiver will be made at the sole discretion of the New Investment Adviser. The TPIC ESA also does not require, but permits, the waiver of a portion or all of the fees payable or expenses reimbursable to the TPIC Investment Adviser.

Similar to the PWAY ELA, the FLEX ELA is subject to an 8.00% cap; however, the FLEX ELA cap is based on FLEX’s average quarterly net assets whereas the PWAY ELA cap is based on PWAY’s average weekly net assets.

Q: What is the tax treatment of the Merger?

A: The Merger is expected to be treated as a tax-free “reorganization” under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and is not expected to a taxable event for either TPIC stockholders or PWAY stockholders.

Q: Who will be the accounting survivor in the Merger?

A: Although PWAY will merge with and into TPIC, it is anticipated that PWAY will be the accounting survivor and its historical financial statements will be included in the reports that FLEX files with the Securities and Exchange Commission (the “SEC”) following completion of the Merger.

Q: Will TPIC (as FLEX) be able to participate in co-investment opportunities following the Merger?

A: Yes. TPIC had hoped to obtain exemptive relief from the SEC to allow it to co-invest in portfolio companies alongside the TPIC Investment Adviser and its affiliates as these co-investment opportunities would reduce the amount of capital TPIC would be required to invest in a private equity transaction. However, although TPIC applied for exemptive relief, such relief is granted at the discretion of the SEC and the SEC never granted TPIC exemptive relief. However, unlike TPIC, PWAY has received an exemptive order from the SEC that gave it the ability to participate in co-investment transactions with other funds (including FLEX) managed by the PWAY Investment Adviser or certain affiliates, including Prospect Capital Corporation and Priority Income Fund, Inc., and which includes the New Investment Adviser, subject to certain conditions. Because FLEX will be able to co-invest with funds managed by the PWAY Investment Adviser and its affiliates, FLEX will have greater investment opportunities than it would have absent exemptive relief. However, co-investment can create conflicts of interest between FLEX and its investment adviser which could have an adverse effect on FLEX and its stockholders.

Q: Will any sales charges, sales loads, or redemption fees be imposed in connection with the Merger?

A: No sales charges, sales loads, or redemption fees will be imposed in connection with the Merger and exchange of shares in connection therewith.

Q: Can systematic transactions currently set up for my account be transferred to my new account with respect to FLEX?

A: Yes. As part of the Merger, systematic transactions (such as bank authorizations) currently set up for your account may be transferred to your new account with respect to FLEX. Please contact your financial intermediary for additional details.

Q: Will there be any changes to the options or services associated with my account as a result of the Merger?

A: No. Like PWAY, TPIC has (and FLEX as the combined surviving company will continue to have) an “opt in” distribution reinvestment program pursuant to which you may elect to have the full amount of your cash distributions reinvested in additional shares of TPIC Common Stock.

More information on TPIC’s BDC structure and the stockholders’ services offered to its stockholders is included in this joint proxy statement and prospectus. Following completion of the Merger, such BDC structure and stockholders’ services offered to stockholders are not expected to change. Stockholders can also get more information on the stockholders’ services to be offered by calling Phoenix American Financial Services, LLC,

TPIC’s transfer agent, at (415) 485-4500. Such transfer agent will remain the transfer agent for FLEX following completion of the Merger.

Q: Will there be any changes to the fees charged to FLEX by its investment adviser?

A: Yes. As discussed earlier, the fees charged by the New Investment Adviser to FLEX will differ from those charged to TPIC and PWAY by their respective investment advisers. In addition, PWAY Class A Shares, which currently are charged a 0.25% shareholder servicing fee, will not pay such a fee after the Merger.

Q: Has TPIC’s board of directors approved the TPIC Stockholder Proposals and does it recommend that TPIC stockholders vote to approve those proposals?

A: Yes. TPIC’s board of directors, including its independent directors, approved all of the TPIC stockholder proposals and recommends that TPIC stockholders vote “FOR” approval of the Merger and the Merger Agreement, “FOR” approval of the New Investment Advisory Agreement, “FOR” approval of each of the director nominees described and discussed herein, “FOR” approval of the acceleration of the application of a minimum asset coverage ratio of 150% to TPIC, which would permit TPIC to double the maximum amount of leverage that it is permitted to incur, and “FOR” approval of the proposal to adjourn the TPIC annual meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the TPIC annual meeting to approve the foregoing proposals.

Q: Has PWAY’s board of directors approved the PWAY Stockholder Proposals and does it recommend that PWAY stockholders vote to approve those proposals?

A: Yes. PWAY’s board of directors, including its independent directors, unanimously approved the Merger and the Merger Agreement and recommends that PWAY stockholders vote “FOR” approval of the Merger and the Merger Agreement and “FOR” approval of the proposal to adjourn the PWAY special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the PWAY special meeting to approve the proposal. For a discussion of the material factors considered by PWAY’s board of directors, see “The Merger – Reasons for the Merger – PWAY.”

Q: Is my vote important?

A: Yes. It is very important that you vote your shares at your stockholder meeting. Completion of the Merger requires the approval by TPIC stockholders of all of the TPIC merger proposals and approval by PWAY stockholders of the PWAY merger proposal. If all of the proposals are not approved, the Merger will not occur. Subject to the requirements of Maryland law, the board of directors of PWAY and TPIC will consider such alternatives regarding the respective futures of PWAY and TPIC as they determine to be in the best interests of PWAY and TPIC, respectively, including, but not limited to, further solicitation of stockholders or re-proposing the PWAY and TPIC merger proposals. TPIC’s board of directors may also consider liquidating TPIC. In considering such alternatives for the future of PWAY, the PWAY board of directors may also consider exploring or pursuing an alternative future for PWAY, including liquidating PWAY.

Q: Who is responsible for paying the expenses relating to completing the Merger, including the preparation of this joint proxy statement and prospectus and the solicitation of proxies?

A: In general, PWAY and TPIC will each be responsible for their own expenses incurred in connection with the Merger, including all costs, expenses, and fees related to this joint proxy statement and registration statement (of which this joint proxy statement and prospectus forms a part), including the preparation and mailing thereof, and conducting their respective stockholder meetings. The rationale for allocating expenses in this manner was to fairly distribute the costs between both PWAY and TPIC based on their actual expenses. PWAY estimates its merger costs will be approximately $625,000 and its repositioning costs will be approximately $12,875. TPIC estimates its merger costs will be approximately $625,000. Although PWAY and TPIC are bearing such costs, these costs will be indirectly borne by their respective stockholders.

Q: Are PWAY stockholders able to exercise rights of objecting stockholders?

A: No. Pursuant to Maryland law and PWAY’s charter, PWAY stockholders will not be entitled to exercise rights of objecting stockholders with respect to any matter to be voted upon at their special meeting. Any PWAY common stockholder may abstain from voting or vote against any of such matters.

Q: Are TPIC stockholders able to exercise rights of objective stockholders?

A: No. Pursuant to Maryland law and TPIC’s charter, TPIC stockholders will not be entitled to exercise rights of objecting stockholders with respect to any matter to be voted upon at their annual meeting. Any TPIC common stockholder may abstain from voting or vote against any of such matters.

Q: If I am a TPIC stockholder, how do I vote my shares?

A: You may indicate how you want to vote on your proxy card and then sign and mail your proxy card in the enclosed return envelope as soon as possible so that your shares may be represented at the TPIC annual meeting. You may also instruct the proxy solicitor on how to cast your vote by calling the proxy solicitor or via the Internet pursuant to the instructions shown on the proxy card. If you are a record stockholder, you may also attend the TPIC annual meeting in person instead of submitting a proxy.

Unless your shares are held in a brokerage account, if you sign, date and send your proxy and do not indicate how you want to vote, your proxy will be voted “FOR” the approval of the Merger and the Merger Agreement, “FOR” approval of the New Investment Advisory Agreement, “FOR” approval of each of the director nominees described and discussed herein, “FOR” approval of the acceleration of the application of a minimum asset coverage ratio of 150% to TPIC, which would permit TPIC to double the maximum amount of leverage that it is permitted to incur, and “FOR” approval of the proposal to adjourn the TPIC annual meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the TPIC annual meeting to approve the foregoing proposals. If your shares are held in a brokerage account or in “street name,” please see the answer to the next question.

Q: If I am a TPIC stockholder and some or all of my shares are held in a brokerage account, or in “street name,” will my broker vote my shares for me?

A: No. If you do not provide your broker with instructions on how to vote your street name shares, your broker will not be permitted to vote them.

TPIC stockholders who abstain or who fail to return their proxies, and do not instruct the proxy solicitor on how to cast their vote by calling the proxy solicitor or via the Internet pursuant to the instructions shown on the proxy card or vote at the TPIC annual meeting, will have the effect of a vote against Proposal 1 and Proposal 2 and will have no effect on the results of the votes for Proposal 3, Proposal 4 and Proposal 5.

As a result, you should provide your broker with instructions on how to vote your shares or arrange to attend your stockholder meeting and vote your shares in person. Stockholders are urged to vote by telephone or the Internet if their broker has provided them with the opportunity to do so. See your voting instruction form for details. If your broker holds your shares and you attend your stockholder meeting in person, please bring a letter from your broker identifying you as the beneficial owner of the shares and authorizing you to vote your shares at the stockholder meeting.

Q: If I am a PWAY stockholder, how do I vote my shares?

A: You may indicate how you want to vote on your proxy card and then sign and mail your proxy card in the enclosed return envelope as soon as possible so that your shares may be represented at the PWAY special meeting. You may instruct the proxy solicitor on how to cast your vote by calling the proxy solicitor or via the Internet pursuant to the instructions shown on the proxy card. If you are a record stockholder, you may also attend the PWAY special meeting in person instead of submitting a proxy.

Unless your shares are held in a brokerage account, if you sign, date and send your proxy and do not indicate how you want to vote, your proxy will be voted “FOR” the approval of the Merger and the Merger Agreement and

“FOR” approval of the proposal to adjourn the PWAY special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the PWAY special meeting to approve the proposal. If your shares are held in a brokerage account, or in “street name,” please see the answer to the next question.

If you fail to (1) return your proxy card, (2) instruct the proxy solicitor on how to cast your vote by calling the proxy solicitor or via the Internet pursuant to the instructions shown on the proxy card or (3) vote at the PWAY special meeting, or if you “abstain,” it has the effect of a vote “AGAINST” the proposal to approve the Merger and the Merger Agreement but there will be no effect on the proposal to adjourn the meeting.

Q: If I am a PWAY stockholder and some or all of my shares are held in a brokerage account, or in “street name,” will my broker vote my shares for me?

A: No. With respect to the Merger and the Merger Agreement and adjournment proposals, if you do not provide your broker with instructions on how to vote your street name shares, your broker will not be permitted to vote them.

For this reason, you should provide your broker with instructions on how to vote your shares or arrange to attend the PWAY special meeting and vote your shares in person. If you do not provide your broker with instructions or attend the PWAY special meeting, there will be no effect on the vote for either proposal. Stockholders are urged to vote by telephone or the Internet if their broker has provided them with the opportunity to do so. See your voting instruction form for details. If your broker holds your shares and you attend the PWAY special meeting in person, please bring a letter from your broker identifying you as the beneficial owner of the shares and authorizing you to vote your shares at the PWAY special meeting.

Q: Whom can I contact with any additional questions?

A: If you are a TPIC stockholder, you may call the TPIC proxy solicitor, AST Fund Solutions, at 800-207-3156 with respect to any additional questions you may have. If you are a PWAY stockholder, you may call the PWAY proxy solicitor, AST Fund Solutions, at 800-755-3105 with respect to any additional questions you may have.

Q: Where can I find more information about TPIC and PWAY?

A: You can find more information about TPIC and PWAY in the documents described under the caption “Where You Can Find More Information.”

SUMMARY

This summary highlights some of the information contained elsewhere in this joint proxy statement and prospectus. It is not complete and may not contain all of the information that you may want to consider. TPIC urges you to read carefully this entire document, including “Risk Factors” beginning on page 39, and the other documents to which TPIC refers you to for a more complete understanding of the Merger and the Merger Agreement. See “Where You Can Find More Information.” Each item in this summary includes a page reference directing you to a more complete description of that item.

The Parties to the Merger

Triton Pacific Investment Corporation, Inc.

6701 Center Drive West, Suite 1450

Los Angeles, CA 90045

(310) 943-4990

Pathway Capital Opportunity Fund, Inc.

10 East 40th Street, 42nd Floor

New York, NY 10016

(212) 448-0702

Organization and Structure of TPIC

TPIC, a Maryland corporation formed in April 2011, is an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a BDC under the 1940 Act. In addition, for U.S. federal income tax purposes TPIC has elected to be treated, and intends to qualify annually, as a regulated investment company (“RIC”) under Subchapter M of the Code. TPIC’s investment objectives are to maximize its portfolio’s total return by generating long-term capital appreciation from its private equity investments and current income from its debt investments.

As a BDC, TPIC primarily makes equity, structured equity and debt investments in small to mid-sized private U.S. companies. TPIC’s target market for private equity investments is typically referred to as the lower middle market, which it defines as U.S. companies with revenues from $10 million to $250 million and earnings before income, taxes, depreciation, and amortization, or EBITDA, between $1 million and $25 million.

The TPIC Investment Adviser is responsible for sourcing potential investments, conducting due diligence on prospective investments, analyzing investment opportunities, structuring investments, and monitoring TPIC’s portfolio on an ongoing basis.

TPIC currently intends to seek to engage in a transaction, which it refers to as a “liquidity event,” within five to seven years following the completion of its offering period, whereby it will seek to provide liquidity to its investors, such as (i) a listing of its shares on a national securities exchange, (ii) the sale of all or substantially all of its assets followed by a liquidation, or (iii) a merger or other transaction approved by its board of directors in which its stockholders will receive cash or shares of another company. However, there can be no assurance that TPIC will be able to complete a liquidity event within such time frame. (TPIC defines the term “offering period” as the three-year period ending March 17, 2019, although it may, in its discretion, extend the term of the offering indefinitely.)

Organization and Structure of PWAY

PWAY, a Maryland corporation formed in February 2013 that commenced operations in August 2015, is an externally managed, non-diversified, closed-end management investment company that has registered as an investment company under the 1940 Act. In November 2017, PWAY changed its name from Pathway Energy Infrastructure Fund, Inc. to Pathway Capital Opportunity Fund, Inc., and began operating as an interval fund under Rule 23c-3 of the 1940 Act. For U.S. federal income tax purposes PWAY has elected to be treated, and intends to qualify annually, as a RIC under Subchapter M of the Code.

PWAY’s investment objective is to generate current income and, as a secondary objective, long-term capital appreciation. It seeks to achieve its investment objective by investing, under normal circumstances, at least 50% of its total assets (net assets plus borrowings) in securities of Infrastructure companies and Infrastructure-Related companies. PWAY considers Infrastructure companies to include companies that derive at least 50% of their revenues, gross profit or EBITDA from the ownership, management, development, construction, maintenance, renovation, enhancement or operation of Infrastructure assets. PWAY considers Infrastructure-Related companies to be those that derive at least 50% of their revenues, gross profit or EBITDA from providing products or services to Infrastructure companies. PWAY considers Infrastructure assets to include, but not be limited to, assets related to transportation, transportation equipment, defense industrial base sector, emergency services sector, electric utilities and power, energy, chemicals, communication networks and equipment, water and wastewater systems, food and agriculture sector, social infrastructure, financial services sector, metals, industrials and materials, real estate and other resources and services related to infrastructure assets.

As part of its investment objective to generate current income, PWAY seeks to invest up to 50% of its total assets in other securities, including senior debt, subordinated debt, preferred equity, dividend-paying equity and the equity and junior debt tranches of CLOs. The CLOs include a diversified portfolio of broadly syndicated loans and do not have direct exposure to real estate or mortgages.

Under current market conditions, PWAY seeks to make investments that generally range in size from $3 million to $25 million, although this investment size may vary proportionately as the size of its capital base changes and will ultimately be at the discretion of the PWAY Investment Adviser, subject to oversight by PWAY’s board of directors.

PWAY is managed by the PWAY Investment Adviser, a private investment firm that is registered as an investment adviser with the SEC. The PWAY Investment Adviser oversees the management of PWAY’s activities and is responsible for making investment decisions for its portfolio.

Post-Merger: Organization and Structure of FLEX

General

Following completion of the Merger, TPIC, as FLEX, will be the combined surviving company and is expected to continue to be an externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. As such, FLEX will be required to continue to comply with certain regulatory requirements under the 1940 Act. In addition, FLEX is expected to continue to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC, under Subchapter M of the Code.

FLEX’s investment objective will be to generate current income and, as a secondary objective, capital appreciation by targeting investment opportunities with favorable risk-adjusted returns. FLEX intends to meet its investment objective by primarily lending to and investing in the debt of privately-owned U.S. middle market companies, which FLEX defines as companies with annual revenue between $50 million and $2.5 billion. FLEX may on occasion invest in smaller or larger companies if an attractive opportunity presents itself, especially when there are dislocations in the capital markets. FLEX expects to focus primarily on making investments in syndicated senior secured first lien loans, syndicated senior secured second lien loans, and to a lesser extent, subordinated debt, of middle market companies in a broad range of industries. FLEX’s target credit investments are expected to typically have initial maturities between three and ten years and generally range in size between $1 million and $100 million, although the investment size may vary with the size of FLEX’s capital base. FLEX expects that the majority of its debt investments will bear interest at floating interest rates, but its portfolio may also include fixed-rate investments. FLEX expects to make its investments directly through the primary issuance by the borrower or in the secondary market.

As part of FLEX’s investment objective to generate current income, FLEX expects that at least 70% of its portfolio of investments will consist primarily of syndicated senior secured first lien loans, syndicated senior secured second lien loans, and to a lesser extent, subordinated debt, and up to 30% of its portfolio of investments will consist of other securities, including private equity (both common and preferred), dividend-paying equity, royalties, and the equity and junior debt tranches of CLOs. The senior secured loans underlying FLEX’s CLO investments are expected typically to be BB or B rated (non-investment grade, which are often referred to as “high yield” or “junk”) and in limited circumstances, unrated, senior secured loans. To seek to enhance its returns, FLEX may employ leverage as market conditions permit and at the discretion of the New Investment Adviser, but in no event will leverage employed exceed the maximum amount permitted by the 1940 Act.

FLEX expects to dynamically allocate its assets in varying types of investments based on its analysis of the credit markets, which may result in FLEX’s portfolio becoming more concentrated in particular types of credit instruments (such as senior secured loans) and less invested in other types of credit instruments. The loans in which FLEX intends to invest are often rated by a nationally recognized ratings organization, and generally carry a rating below investment grade (rated lower than “Baa3” by Moody’s Investors Service or lower than “BBB-” by Standard & Poor’s Corporation – also known as “junk bonds”). However, FLEX may also invest in non-rated debt securities.

Following completion of the Merger, FLEX will be managed by the New Investment Adviser, a private investment firm that is registered as an investment adviser with the SEC. The New Investment Adviser will oversee the management of FLEX’s activities and will be responsible for making investment decisions for FLEX’s investment portfolio. Prospect Administration LLC (who we refer to as Prospect Administration) will serve as FLEX’s administrator, and the TFA Associates, LLC (who we refer to as the TPIC Administrator or as TFA Associates), TPIC’s current administrator, will serve as FLEX’s sub-administrator.

As the surviving company of TPIC, FLEX will continue to intend to seek to engage in a “liquidity event,” within five to seven years following the completion of its offering period, whereby it will seek to provide liquidity to its investors, such as (i) a listing of its shares on a national securities exchange, (ii) the sale of all or substantially all of its assets followed by a liquidation, or (iii) a merger or other transaction approved by its board of directors in which its stockholders will receive cash or shares of another company. However, there can be no assurance that FLEX will be able to complete a liquidity event within such time frame. (FLEX defines the term “offering period” as the three-year period ending March 17, 2019, although it may, in its discretion, extend the term of the offering indefinitely.)

Further, as a BDC, FLEX will be permitted under the 1940 Act to borrow funds to finance portfolio investments. To enhance its opportunity for gain, FLEX intends to employ leverage as market conditions permit. In Proposal 4, TPIC stockholders are being asked to allow TPIC (as FLEX, following the Merger) to modify its asset coverage ratio from 200% to 150%. As a result, TPIC (as FLEX, following the Merger) would be allowed to immediately increase its leverage capacity. The use of leverage, although it may increase returns, may also increase the risk of loss to investors, particularly if the level of leverage is high and the value of portfolio investments declines. The use of leverage creates a potential source of a conflict of interest between FLEX and the New Investment Adviser. Under the New Investment Advisory Agreement between FLEX and the New Investment Adviser, the base management fee payable to the New Investment Adviser will be based on FLEX’s average total assets (including amounts borrowed for investment purposes). Consequently, the New Investment Adviser may benefit when FLEX incurs additional debt or increases FLEX’s use of leverage to acquire additional assets. This fee structure may encourage the New Investment Adviser to cause FLEX to borrow more money to finance additional investments. In addition, under the New Investment Advisory Agreement, the New Investment Adviser will receive an income incentive fee based on FLEX’s performance. As a result, the New Investment Adviser could be encouraged to use additional leverage or take additional risk to increase the return on FLEX’s investments.

Post-Merger Business of FLEX

FLEX may grow its business and attempt to increase assets under management by pursuing growth through acquisitions of other BDCs or registered investment companies, acquisitions of critical business partners or other strategic initiatives. FLEX intends to pursue acquisitions of other businesses or financial products complementary to FLEX’s business when it believes such acquisitions can add substantial value or generate substantial returns. Over the past several years, both TPIC and PWAY have been in contact with various potential merger partners and have recently had some conversations with other funds about possible merger transactions involving FLEX. However, to date, neither TPIC nor PWAY have entered into any commitments relating to any acquisitions or other strategic transactions and there can be no assurance that any such complimentary business opportunities will be identified or that any such acquisitions will be completed.

Special Repurchase of Shares

As discussed herein, Proposal 4, the proposal to allow TPIC (and FLEX) to double its leverage), must be approved by TPIC’s stockholders for the Merger to be completed. If that proposal, the other TPIC and PWAY stockholder proposals are approved and the Merger is completed, FLEX will make a special repurchase offer to persons who held shares of TPIC at the time of the stockholders’ meeting to allow them to tender to FLEX up to 100% of the shares of TPIC (now FLEX) they held as of the date of the stockholders’ meeting. PWAY stockholders who become FLEX stockholders in connection with the Merger will not be eligible to participate in the special repurchase offer. In addition, shares of FLEX acquired after completion of the Merger will not be eligible for repurchase. This special repurchase offer will be separate and apart from FLEX’s share repurchase program.

The special repurchase offer will consist of four quarterly tender offers, with the first occurring in the first fiscal quarter following the date that TPIC’s stockholders approve the leverage proposal and the remainder occurring in each of the following three fiscal quarters. Each of the four tender offers that will be made only to the eligible participants and will allow each of these eligible participants to tender for repurchase up to 25% of its eligible shares.  The repurchase price for any shares tendered during the special repurchase offers will be equal to the NAV per share of FLEX’s common stock as of the date of each such repurchase.  See “Questions and Answers about the Stockholder Meetings and the Merger – Must TPIC stockholders approve Proposal 4 to complete the Merger and will FLEX be required to offer to repurchase any of its shares if Proposal 4 is approved?” for a detailed discussion of the special repurchase offer.

Investment Objectives and Investment Strategies of TPIC, PWAY and FLEX

The follow table contrasts the investment objectives and strategies of TPIC, PWAY and FLEX.

	TPIC	PWAY	FLEX
Investment Objective	TPIC’s investment objectives are to maximize its portfolio’s total return by generating long-term capital appreciation from its private equity investments and current income from its debt investments.	PWAY’s investment objective is to generate current income and, as a secondary objective, long-term capital appreciation.	FLEX’s investment objective will be to generate current income and, as a secondary objective, capital appreciation by targeting investment opportunities with favorable risk-adjusted returns.
Investment Strategies

TPIC seeks to meet its investment objectives by investing in equity, structured equity and debt investments in small to mid-sized private U.S. companies, which includes companies with revenues from $10 million to $250 million and earnings before income, taxes, depreciation, and amortization between $1 million and $25 million.

PWAY seeks to achieve its investment objective by investing, under normal circumstances, at least 50% of its total assets (net assets plus borrowings) in securities of Infrastructure companies and Infrastructure-Related companies, and up to 50% of its total assets (net assets plus borrowings) in other securities, including senior debt, subordinated debt, preferred equity, dividend-paying equity and the equity and junior debt tranches of CLOs.

FLEX intends to meet its investment objective by primarily lending to and investing in the debt of privately-owned U.S. middle market companies, which FLEX defines as companies with annual revenue between $50 million and $2.5 billion.

FLEX expects that at least 70% of its portfolio of investments will consist primarily of syndicated senior secured first lien loans, syndicated senior secured second lien loans, and to a lesser extent, subordinated debt, and up to 30% of its portfolio of investments will consist of other securities, including

TPIC	PWAY	FLEX
private equity (both common and preferred), dividend-paying equity, royalties, and the equity and junior debt tranches of CLOs. The senior secured loans underlying FLEX’s CLO investments are expected typically to be BB or B rated (non-investment grade, which are often referred to as “high yield” or “junk”) and in limited circumstances, unrated, senior secured loans.

As BDCs, both FLEX and TPIC must have at least 70% of their assets invested in “qualifying assets,” which generally include investments in private, U.S. companies or U.S. companies with market capitalization of less than $250 million. As an interval fund under Rule 23c-3 of the 1940 Act, PWAY is not subject to such “qualifying asset” requirement under the 1940 Act.

In connection with the Merger and FLEX’s compliance with such “qualifying asset” requirement, PWAY expects to reposition its investment portfolio prior to consummation of the Merger by selling approximately $5.2 million in fair market value of its portfolio investments (approximately 69% of PWAY’s net assets as of September 30, 2018) that are not “qualifying assets” under the 1940 Act for cash and (i) re-investing approximately $1.5 million (approximately 28%) of those proceeds in assets that are “qualifying assets” under the 1940 Act and (ii) re-investing approximately $3.7 million (approximately 72%) of those proceeds in CLOs, which will result in a 30% CLO portfolio allocation for combined company after the investments are made.

The following table sets forth a summary of TPIC’s and PWAY’s investment portfolios by security type as of September 30, 2018, and FLEX’s expected investment portfolio by security type on a pro forma basis as of September 30, 2018.

		As of 9/30/2018
		TPIC(1)	PWAY(1)	Combined(1)	FLEX Pro Forma(2)
Portfolio	Number of Investments	39	27	66	66
Statistics	% Senior Secured	96%	5%	56%	62%
	% Senior Unsecured	0%	66%	29%	8%
	% Equity/CLOs	4%	29%	15%	30%
Note: The information provided in the table is subject to change.
(1) Represent percentages of fair market value as of September 30, 2018.
(2) FLEX pro forma represents expected portfolio mix after repositioning of PWAY’s portfolio. PWAY expects to reposition its portfolio by selling approximately $5.2 million in fair market value of its portfolio investments that are not “qualifying assets” under the 1940 Act for cash prior to completion of the Merger and (i) re-investing approximately $1.5 million (approximately 28%) of those proceeds in assets that are “qualifying assets” under the 1940 Act and (ii) re-investing approximately $3.7 million (approximately 72%) of those proceeds in CLOs, which will result in a 30% CLO portfolio allocation for combined company after the investments are made.

Merger Structure

In accordance with the terms of the Merger Agreement, PWAY will be merged with and into TPIC, with TPIC, as the combined surviving company, being renamed as TP Flexible Income Fund, Inc. The separate corporate existence of PWAY will cease upon completion of the Merger. In addition, the TPIC Investment Adviser and the TPIC Investment Sub-Adviser will no longer serve as TPIC’s investment adviser and sub-adviser, respectively. The

New Investment Adviser, subject to the approval of TPIC’s stockholders, will serve as the investment adviser to the combined surviving company following completion of the Merger.

Based on the number of shares of TPIC (as renamed as FLEX) Common Stock expected to be issued and outstanding at the closing of the Merger, or the Closing Date, it is expected TPIC stockholders will own approximately 65.5% of the outstanding FLEX common stock and PWAY stockholders will own approximately 34.5% of the outstanding FLEX common stock.

The Merger Agreement is attached as Annex A to this joint proxy statement and prospectus and is incorporated by reference into this joint proxy statement and prospectus. PWAY and TPIC encourage their respective stockholders to read the Merger Agreement carefully and in its entirety, as it is the principal legal document governing the Merger.

Consideration

If the Merger is completed, the holders of PWAY Class A Shares will have a right to receive a number of shares of TPIC Common Stock equal to the result of (A) the PWAY Class A per-share NAV divided by (B) the TPIC per-share NAV, in each case determined in accordance with the Merger Agreement, and the holders of PWAY Class I Shares will have a right to receive a number of shares of TPIC Common Stock equal to the result of (A) the PWAY Class I per-share NAV divided by (B) the TPIC per-share NAV, in each case determined in accordance with the Merger Agreement. Until the Merger is completed, the value of the shares of TPIC Common Stock to be issued in the Merger and the number of shares of TPIC Common Stock to be issued to PWAY stockholders may fluctuate or change.

Comparative NAV per Share

The following table presents the NAV per share of TPIC Common Stock, PWAY Class A Shares and PWAY Class I Shares as of August 7, 2018 (the last NAV per share determined before public announcement of the Merger) and as of February 12, 2019 (the last NAV per share determined prior to the date of this joint proxy statement and prospectus).

	TPIC Common Stock	PWAY Class A Shares	PWAY Class I Shares
NAV per share as of August 7, 2018	$11.84	$12.67	$12.70
NAV per share as of February 12, 2019	$11.39	$10.80	$10.83

The value of TPIC Common Stock to be received in the Merger may fluctuate and, as a result, PWAY stockholders will not know the exact number of shares of FLEX common stock they will receive in the Merger at the time they vote.

Reasons for the Merger

TPIC

TPIC’s board of directors met several times to formally discuss and consider matters relating to the proposed Merger and Merger Agreement. During the course of these meetings, and in informal discussions with TPIC management, TPIC’s board of directors requested, received and discussed information from representatives of management, the TPIC Investment Adviser, as well as TPIC’s legal and other advisors, regarding the strategic rationale for the proposed Merger, the potential benefits and drawbacks of the proposed Merger and Merger Agreement, the potential benefits and costs of the proposed Merger and the duties of TPIC’s board of directors in connection with the proposed Merger. TPIC’s board of directors approved the proposed Merger and the initial agreement and plan of merger (the “Initial Merger Agreement”) at a meeting on August 3, 2018. TPIC’s board also reviewed the Amended and Restated Agreement and Plan of Merger. In reaching its determination that the Merger is in TPIC’s best interests, the TPIC board of directors considered a number of factors presented at that meeting or at a prior meeting and upon review of the amended merger agreement, including the following:

●	Improved Scale. The Merger is anticipated to enhance TPIC’s ability (as FLEX) to provide capital to financial sponsors and borrowers, which may expand FLEX’s reputation in the marketplace. With the ability to make more investments, FLEX expects to add more value to financial sponsors and borrowers and to negotiate better terms for its portfolio investments. The New Investment Adviser may seek to have FLEX and one or more other investment accounts managed by the New Investment Adviser or any of its affiliates participate in an investment opportunity. The New Investment Adviser has received an exemptive order from the SEC granting TPIC, as FLEX, the ability to negotiate terms other than price and quantity of co-investment transactions with other funds managed by the New Investment Adviser or certain affiliates, including Prospect Capital Corporation and Priority Income Fund, Inc., subject to the conditions included therein.

●	More Varied Portfolio. The Merger should provide FLEX with a larger asset base, which may provide the New Investment Adviser with greater variation of investment options for FLEX, including the potential for more varied portfolio investments, economies of scale and flexibility to manage FLEX’s leverage while maintaining an appropriate risk profile for FLEX’s stockholders.

●	Increased Market Capitalization and Additional Market Coverage. The Merger is expected to significantly increase TPIC’s (as FLEX) market capitalization. In addition, a larger asset base and access to more financial sponsors could result in additional market coverage of FLEX and, potentially, an increased focus by current and potential investors on FLEX.

●	No Material Change in Expense Ratio. TPIC’s board of directors considered the fees and total annual expense ratios of TPIC, including the estimated fees and expenses of the combined surviving company after the Merger. As a result of the Merger, FLEX’s fixed costs (e.g., printing and mailing of periodic reports and proxy statements, legal expenses, audit fees and other expenses) are anticipated to be substantially similar (as a percentage of average net assets attributable to FLEX’s common stock) to the total annual operating expenses currently being borne by TPIC stockholders.

●	Dilution to TPIC Stockholders. Although there will be no dilution to per share NAV as TPIC is not authorized to issue TPIC Common Stock at less than NAV, the proposed transaction is anticipated to result in some dilution to the earnings per share of FLEX’s common stock in the shorter-term, due to the period expected to be required to redeploy PWAY’s cash and cash equivalents acquired in connection with the Merger. The TPIC board of directors considered information provided by management as to current expectations for when the PWAY assets acquired in the Merger would be fully invested and the ability of FLEX to start returning to FLEX stockholders net investment income in excess of the dilution resulting from the Merger. The point at which FLEX stockholders will begin to receive income in excess of the dilution depends on a series of factors (the outcome of which is not yet knowable), including the rate of deployment of capital, market conditions, investment performance and leverage. The special repurchase offer that will be conducted after the Merger is completed could, depending on the number of stockholders who participate, cause FLEX to liquidate some of its holdings and otherwise deploy capital to repurchase shares, rather than to pay distributions. This could further delay the point at which FLEX stockholders begin to receive income in excess of dilution.

●	Increased Use of Leverage. In reaching its recommendation to stockholders to approve the proposal to increase the limitations on leverage, TPIC’s board of directors considered a possible source of conflict of interest due to the management and incentive fees that TPIC pays to its existing investment adviser and that FLEX will pay to the New Investment Adviser. TPIC’s board of directors, including its independent directors, concluded that the benefits to TPIC’s (and FLEX’s) stockholders from enabling TPIC to incur additional leverage outweighs any detriment from potential increased management fees. TPIC’s board of directors also considered the effect of the following factors:

●	the costs and benefits of giving TPIC the ability to incur additional leverage;

●	the cost of leverage versus other sources of capital; and

●	any impact on operating expenses associated with an increase in leverage.

TPIC’s board of directors believes that having such flexibility to incur additional leverage prior to April 18, 2019 would also be in the best interests of TPIC as TPIC (as FLEX) could:

●	grow FLEX’s assets and investment portfolio, including by investing in more senior securities (at lower rates) and still achieve the same rate of return; and

●	increase FLEX’s net investment income with a larger investment portfolio.

●	Expected Costs of the Proposed Merger. The TPIC board of directors considered the costs to be borne by TPIC, regardless of whether the Merger is consummated, including its legal and accounting fees. The TPIC board of directors considered the costs to be borne by TPIC in light of the potential benefits of the Merger and noted that the TPIC Investment Adviser anticipated that the projected costs of the consummated Merger may be recovered over time.

●	ESA Reimbursement Amount. In connection with the Merger, the TPIC Investment Adviser has agreed to waive any amounts owed to it under the TPIC ESA and therefore no reimbursements will be paid by TPIC to the TPIC Investment Adviser pursuant to the TPIC ESA. As of September 30, 2018, $2,628,382 remains outstanding that potentially could be subject to repayment by TPIC. Accordingly, the Merger is expected to eliminate the obligations that TPIC would otherwise be required to pay to the TPIC Investment Adviser if the Merger were not completed.

●	Distributions to TPIC Stockholders. The Merger is not expected to reduce TPIC’s earnings such that FLEX would not be able to maintain current distribution rates to its stockholders. As a result of additional investment opportunities and flexibility due to the increase in assets from the acquisition of PWAY, FLEX is expected to be able to continue to pay monthly distributions to its stockholders and, after the “ramp up” period to invest the cash received in the Merger, increase the distributions that are currently paid to TPIC stockholders. It is possible that a portion of these distributions will represent a return of capital. A return of capital generally is a return of stockholders’ investment rather than a return of earnings or gains derived from FLEX’s investment activities and will be made after deducting the fees and expenses payable in connection with FLEX’s continuous public offering, including any fees payable to the New Investment Adviser.

●	Compliance with Regulatory Obligations. The Merger should not affect the ability of FLEX to comply with its regulatory obligations, including its ability to maintain appropriate leverage and continue to operate in compliance with the asset coverage requirements set forth in the 1940 Act and to pay dividends required of RICs.

●	Tax Considerations. The TPIC board of directors also discussed the potential tax implications of the Merger for TPIC and its stockholders, noting that the Merger is not expected to be taxable for TPIC or its stockholders.

The foregoing list does not include all the factors that TPIC’s board of directors considered in approving the proposed Merger and Merger Agreement, including the issuance of TPIC Common Stock necessary to effectuate the proposed Merger, and recommending that TPIC stockholders approve the Merger and the Merger Agreement. For a more detailed discussion of the material factors considered by TPIC’s board of directors, see “The Merger—Reasons for the Merger.”

PWAY

In reviewing the proposed merger with TPIC, PWAY’s board of directors consulted with representatives of PWAY’s management, as well as PWAY’s financial and legal advisors, and considered numerous factors, including the ones described below. In addition, the PWAY Investment Adviser recommended that discussions with TPIC regarding a potential merger move forward after reviewing available strategic alternatives, including (i) identifying a dealer manager to replace PWAY’s dealer manager, (ii) a potential merger with another fund and (iii) liquidating PWAY. The PWAY Investment Adviser believed that pursuing a merger with TPIC was the best available alternative and in the best interests of PWAY and its stockholders as the most likely alternative to that merger was liquidating PWAY, which the PWAY Investment Adviser believed would be more risky to PWAY and its stockholders as a result of having to sell portfolio investments in a forced manner that might not result in the most attractive prices. The portfolio investments that would be sold in a forced manner in a liquidation would include a substantial amount of Level 3 assets, which are more likely to be harmed by a quick sale and subject to pricing discounts as they are less liquid than other assets. In connection with the Merger, PWAY expects to merge its portfolio investments that are Level 3 assets into TPIC’s investment portfolio, thereby avoiding a forced sale of such assets. Although PWAY will be selling a substantial portion of its portfolio in connection with the Merger, those assets that it is selling are mostly Level 2 assets that have substantially more liquidity than the assets being merged into TPIC.

PWAY’s board of directors took into consideration the PWAY Investment Adviser’s recommendation, and after a review of available strategic alternatives, PWAY’s board of directors determined that the Merger was in the best interests of PWAY and its stockholders because of the combined surviving company’s expected economies of scale, investment objectives and strategy, investment portfolio, capital structure and increased market capitalization, and the experience and expertise of the New Investment Adviser.

Certain material factors considered by PWAY’s board of directors, including its independent directors, included, among others:

●	Review of Strategic Alternatives. The PWAY board of directors engaged in a review of the strategic alternatives available to PWAY, including, among other things, a stock or cash merger, a purchase and sale of PWAY’s portfolio, and a liquidation of the business. Based on this lengthy and thorough process, PWAY’s board of directors believes it has explored all alternatives reasonably available to PWAY.

●	Value. The PWAY board of directors considered the current and historical NAV per share of PWAY Common Stock, including the NAV per share of other closed-end investment companies and BDCs, and the fact that the merger consideration will be no less than the NAV per share of PWAY Common Stock. As a result, the economic interests of PWAY’ stockholders will not be diluted due to the Merger, which was considered by PWAY’s board of directors.

●	Strategic and Business Considerations. Because the PWAY stockholders will be stockholders in the combined surviving company following completion of the Merger, PWAY stockholders stand to participate in the future growth and prospects of the combined businesses of PWAY and TPIC. The expertise that the members of the New Investment Adviser will bring to the combined company is expected to help to create earnings stability and create growth opportunities.

●	TPIC’s Portfolio and PWAY’s Portfolio. The PWAY board of directors considered the performance, diversity, risk profile, size and composition of TPIC’s portfolio, as well the compatibility of TPIC’s portfolio with PWAY’s portfolio. As of September 30, 2018, approximately 96% of TPIC’s portfolio consisted of senior secured loans, consistent with FLEX’s investment objective and strategy. PWAY expects to reposition its portfolio by selling approximately $5.2 million in fair market value of its portfolio investments (approximately 69% of PWAY’s net assets as of September 30, 2018) that are not “qualifying assets” under the 1940 Act for cash prior to consummation of the Merger and (i) re-investing approximately $1.5 million (approximately 28%) of those proceeds in assets that are “qualifying assets” under the 1940 Act and (ii) re-investing approximately $3.7 million (approximately 72%) of those proceeds in CLOs, which will result in a 30% CLO portfolio allocation for combined company after the investments are made. The costs associated with the liquidation and reinvestment of PWAY’s portfolio investments were also considered by PWAY’s board of directors.

●	Investment Objectives and Strategy of Combined Company. The combined company’s investment objective is to generate current income and, as a secondary objective, capital appreciation by targeting investment opportunities with favorable risk-adjusted returns. It intends to meet its investment objective by primarily investing in syndicated senior secured first lien loans, syndicated senior secured second lien loans, and to a lesser extent, subordinated debt of private middle market U.S. companies (defined as companies with annual revenue between $50 million and $2.5 billion) in a broad range of industries. In addition, the combined company expects to invest up to 30% of its portfolio of investments in other securities, including private equity (both common and preferred), dividend-paying equity, royalties, and the equity and junior debt tranches of CLOs. As stockholders in the combined company after the Merger, PWAY stockholders are expected to benefit from the combined company’s investment objectives and strategy. The investment objectives and strategy of the combined company along with any changes from PWAY’s investment objectives, restrictions and policies were considered by PWAY’s board of directors.

●	Favorable Capital Structure. As a BDC, TPIC is subject to the asset coverage requirements imposed by the 1940 Act and cannot incur indebtedness or issue senior securities in excess of 200% of its total assets; however, in connection with the required approvals for the Merger, this amount will be decreased to 150%. TPIC has remained in compliance with the 200% requirement since inception. Thus, in a potential liquidation event after the merger, the holdings of PWAY stockholders in TPIC will be subordinated to only a limited number of senior claims (if any).

●	Increased Market Capitalization. The Merger is expected to significantly increase the combined surviving company’s market capitalization. In addition, a larger asset base and access to more financial sponsors could result in additional market coverage of the combined surviving company and, potentially, an increased focus by current and potential investors on the combined surviving company. In connection with the expectation of increased market capitalization, the PWAY board of directors considered the potential decrease in asset levels that may result from fulfilling the repurchase offers made to TPIC stockholders that are required by the vote to increase leverage.

●	Economies of Scale. The PWAY board of directors considered the fees and total annual expense ratios of PWAY and TPIC, including the estimated fees and expenses of the combined surviving company after the Merger. As a result of the Merger, fixed costs (e.g., printing and mailing of periodic reports and proxy statements, legal expenses, audit fees and other expenses) are anticipated to be spread across a larger asset base. As a result, the total annual operating expenses borne by stockholders is expected to be reduced.

●	Investment Management Structure. After the Merger, PWAY would be subject to the stockholder investment management structure of TPIC and the New Investment Adviser and would be subject to a management fee of 1.75% of average total assets and an incentive fee that approximates 20% above a hurdle return of 6.0% and catch-up of 7.5%.

●	Experience and Expertise of the New Investment Adviser. The New Investment Adviser’s management team has a significant amount of experience in the credit business, including originating, underwriting, principal investing and loan structuring, and has access to over 106 professionals, including over 51 investment, origination and credit management professionals, and over 55 operations, marketing and distribution professionals, each with extensive experience in their respective disciplines.

●	Experience of TPIC’s Dealer Manager. The PWAY board of directors considered TPIC’s dealer manager’s capabilities, track record and experience, including with respect to BDCs and closed-end funds.

●	Compatible Stockholder Base. The PWAY board of directors considered TPIC’s existing stockholder base and that is complementary to PWAY’s existing stockholder base.

●	Compliance with Regulatory Obligations. The Merger should not affect the ability of the combined surviving company to comply with its regulatory obligations, including its ability to maintain appropriate leverage and continue to operate in compliance with the asset coverage requirements set forth in the 1940 Act and to pay dividends required of RICs.

●	Tax Treatment of the Proposed Merger. The proposed Merger is expected to be treated as a tax-free “reorganization” under Section 368(a) of the Code. If the Merger qualifies as such, PWAY’s stockholders will not recognize gain or loss to the extent that they receive TPIC Common Stock in exchange for their shares of PWAY Common Stock. For more information, see Section “Certain Material U.S. Federal Income Tax Consequences of the Merger.”

●	Fees and Expenses. The fees and expenses associated with the Merger that will be borne by PWAY were considered by PWAY’s board of directors.

●	Composition of the Combined Company’s Board. The independent board members of PWAY will serve as the independent board members of the combined company. M. Grier Eliasek, PWAY’s current Chief Executive Officer, President and Chairman of its board of directors, will serve in the same capacities at the combined company.

The foregoing list does not include all the factors that PWAY’s board of directors considered in approving the Merger Agreement and the Merger and recommending that PWAY’s stockholders approve the Merger Agreement and the Merger. For a more detailed discussion of the material factors considered by PWAY’s board of directors, see “The Merger – Reasons for the Merger – PWAY.”

Risks Relating to the Proposed Merger

The Merger and the other transactions contemplated by the Merger Agreement are subject to the following risks. PWAY and TPIC stockholders should carefully consider these risks before deciding how to vote on the proposals to be voted on at their respective stockholder meetings. See “Risk Factors—Risks Relating to the Merger” below for a more detailed discussion of these factors.

●	PWAY stockholders and TPIC stockholders will experience a reduction in percentage ownership and voting power as a result of the Merger.

●	TPIC may be unable to realize the benefits anticipated by the Merger, including the estimated cost savings, or it may take longer than anticipated to achieve such benefits.

●	The Merger may trigger certain “change of control” provisions and other restrictions in contracts of TPIC, PWAY or their affiliates and the failure to obtain any required consents or waivers could adversely impact the combined company.

●	Termination of the Merger Agreement or the failure to close the Merger could negatively impact PWAY and TPIC.

●	The Merger Agreement limits PWAY’s ability to pursue alternatives to the Merger.

●	The Merger is subject to closing conditions, including stockholder approvals, that, if not satisfied or waived, will result in the Merger not being completed, which may result in material adverse consequences to PWAY’s business and operations.

●	Certain persons related to PWAY have interests in the Merger that differ from the interests of PWAY stockholders.

●	TPIC may not immediately use the assets it acquires in the Merger to make additional investments in existing portfolio companies or make investments in new portfolio companies.

●	TPIC and/or PWAY may be required to sell all or some of PWAY’s investments in connection with the Merger and re-invest those proceeds. The time it takes to complete this process could impact the combined surviving company’s ability to meet its investment objectives.

●	PWAY may be subject to business uncertainties and contractual restrictions while the Merger is pending.

●	The shares of TPIC Common Stock to be received by PWAY stockholders as a result of the Merger will have different rights associated with them than shares of PWAY Common Stock currently held by them.

●	The combined surviving company may require a debt facility to meet its investment objectives. Depending on market conditions this may or may not be available to the combined surviving company on attractive terms.

●	The combined surviving company will have a new investment strategy, which may not achieve the expected results.

●	The Merger may not qualify as a tax-free reorganization under Section 368(a) of the Code.

Annual Meeting of TPIC Stockholders

TPIC plans to hold its annual meeting of common stockholders on March 15, 2019 at 10:00 a.m., Pacific Time, at the office of TPIC, 6701 Center Drive, Suite 1450, Los Angeles, California 90045. At the TPIC annual meeting, holders of TPIC Common Stock will be asked to approve:

●	Proposal 1: a proposal to approve the Merger and the Merger Agreement;

●	Proposal 2: a proposal to approve the New Investment Advisory Agreement;

●	Proposal 3: a proposal to approve the election of five director nominees to serve on TPIC’s board of directors for a term of one year, until the 2019 annual meeting of stockholders and until their respective successors are duly elected and qualified;

●	Proposal 4: a proposal to approve the acceleration of the application of a minimum asset coverage ratio of 150% to TPIC, which would permit TPIC to double the maximum amount of leverage that it is permitted to incur; and

●	Proposal 5: a proposal to adjourn the TPIC annual meeting, if necessary, to solicit additional proxies in favor of the foregoing proposals.

You can vote at the TPIC stockholder meeting if you owned TPIC Common Stock at the close of business on February 12, 2019. As of that date, there are anticipated to be approximately 1,606,913.35 shares of TPIC Common Stock outstanding and entitled to vote, 17,176.95 of which, or 1.07%, are anticipated to be owned beneficially or of record by directors and officers of TPIC.

Special Meeting of PWAY stockholders

PWAY plans to hold its special meeting of common stockholders on March 15, 2019 at 10:00 a.m., Eastern Time, at 10 East 40th Street, 44th Floor, New York, New York 10016. At the PWAY special meeting, holders of PWAY Common Stock will be asked to approve:

●	PWAY Merger Proposal: a proposal to approve the Merger and the Merger Agreement; and

●	PWAY Adjournment Proposal: a proposal to approve the adjournment of the PWAY special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the PWAY special meeting to approve the foregoing proposal.

You can vote at the PWAY special meeting if you owned PWAY Common Stock at the close of business on February 12, 2019. As of that date, there are anticipated to be approximately 585,715 PWAY Class A Shares and 32,805 PWAY Class I Shares outstanding and entitled to vote. Approximately 0 and 16,233 of such PWAY Class A Shares and PWAY Class I Shares, respectively, outstanding, or 0% and 49%, respectively, are anticipated to be owned beneficially or of record by directors and officers of PWAY.

TPIC’s Board of Directors Recommends that TPIC Stockholders Vote “FOR” the TPIC Stockholder Proposals

TPIC’s board of directors, including its independent directors, approved the Merger and the Merger Agreement, including the issuance of TPIC Common Stock in connection therewith, and recommends that TPIC stockholders vote “FOR” approval of the Merger and the Merger Agreement, “FOR” approval of the New Investment Advisory Agreement, “FOR” approval of each of the director nominees described and discussed herein, “FOR” approval of the acceleration of the application of a minimum asset coverage ratio of 150% to TPIC, which would permit TPIC to double the maximum amount of leverage that it is permitted to incur, and “FOR” approval of the proposal to adjourn the TPIC annual meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the TPIC annual meeting to approve the foregoing proposals.

PWAY’s Board of Directors Unanimously Recommends that PWAY Stockholders Vote “FOR” Approval of the Merger and the Merger Agreement, and the Proposal to Adjourn the PWAY Special Meeting, if Necessary

PWAY’s board of directors, including its independent directors, unanimously approved the Merger and the Merger Agreement and recommends that PWAY stockholders vote “FOR” approval of the Merger and the Merger Agreement and “FOR” approval of the proposal to adjourn the PWAY special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the PWAY special meeting to approve the proposal.

Votes Required to Approve the TPIC Stockholder Proposals

Approval of the TPIC stockholder proposals requires the following votes:

●	Proposal 1: This proposal requires the affirmative vote of a majority of all the votes of TPIC stockholders entitled to be cast on this proposal.

●	Proposal 2: This proposal requires the affirmative vote of (i) 67% or more of the shares present and entitled to vote at the TPIC annual meeting, if the holders of more than 50% of TPIC’s outstanding shares are present or represented by proxy at the annual meeting, or (ii) a majority of TPIC’s outstanding shares.

●	Proposal 3: Each nominee will be elected by the affirmative vote of a plurality of the votes cast at the TPIC annual meeting. The director nominee with the most affirmative votes will be elected to fill the available seat on TPIC’s board of directors.

●	Proposal 4: This proposal requires the affirmative vote of a majority of the votes cast on this proposal.

●	Proposal 5: This proposal requires the affirmative vote of a majority of the votes cast on this proposal.

TPIC stockholders who abstain or who fail to return their proxies, and do not instruct the proxy solicitor on how to cast their vote by calling the proxy solicitor or via the Internet pursuant to the instructions shown on the proxy card or vote at the TPIC annual meeting, will have the effect of a vote against Proposal 1 and Proposal 2, and will have no effect on the results of the votes for Proposal 3, Proposal 4 and Proposal 5.

Pursuant to the Merger Agreement, all of the TPIC merger proposals must be approved by the TPIC stockholders to complete the Merger. If less than all of TPIC merger proposals are approved, the board of directors of TPIC will consider alternatives, including, but not limited to, further solicitation of TPIC stockholders or re-proposing the TPIC merger proposals. Under the Merger Agreement, failure of TPIC stockholders to approve the TPIC merger proposals will give PWAY the right to terminate the Merger and Merger Agreement, in its discretion, unless such right is waived by PWAY.

Votes Required to Approve the Merger and Merger Agreement, and the Proposal to Adjourn the PWAY Special Meeting, if Necessary or Appropriate

Approval of the PWAY Stockholder Proposals requires the following votes:

●	PWAY Merger Proposal: The affirmative vote of holders of shares of PWAY Common Stock entitled to cast a majority of all the votes entitled to be cast on the matter is required to approve the PWAY Merger Proposal.

●	PWAY Adjournment Proposal: The affirmative vote of a majority of votes cast is required to approve the PWAY Adjournment Proposal.

PWAY stockholders who abstain or who fail to return their proxies, and do not instruct the proxy solicitor on how to cast their vote by calling the proxy solicitor or via the Internet pursuant to the instructions shown on the proxy card or vote at the PWAY special meeting, will have the same effect as if they voted “against” the PWAY Merger Proposal and will have no effect on the adjournment proposal.

Completion of the Merger

While there can be no assurances as to the exact timing, or that the Merger will be completed at all, PWAY and TPIC are working to complete the Merger in the first quarter of 2019. As more fully described in this joint proxy statement and prospectus and in the Merger Agreement, the completion of the Merger depends on a number of conditions being satisfied or, where legally permissible, waived.

Interests of Certain Persons Related to TPIC in the Merger

Certain persons related to TPIC, including named executive officers and directors, and the TPIC Investment Adviser, including its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it, have certain interests, including financial interests, in the Merger that may be different from, or in addition to, the interests of TPIC stockholders generally. For example, the TPIC Investment Adviser is an affiliate of Craig Faggen, TPIC’s current Chairman, Chief Executive Officer and President. The New Investment Adviser is a newly-formed limited liability company jointly owned by the TPIC Investment Adviser and Prospect Capital Management L.P. (“Prospect Capital Management”), and is an affiliate of the PWAY Investment Adviser. Following the consummation of the Merger, the TPIC Investment Adviser will hold one non-voting unit (representing less than one percent of all outstanding units) and a 50% economic interest in the New Investment Adviser. As a result, although Mr. Faggen and the TPIC Investment Adviser will receive a portion of the fees paid by FLEX to the New Investment Adviser, neither will serve on the investment committee of the New Investment Adviser nor will they have any influence over investment decisions made by the New Investment Adviser. Mr. Faggen will serve on the combined surviving company’s board of directors. In addition, the current members of the TPIC board of directors, executive officers of TPIC and the TPIC Investment Adviser, including its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it, are entitled to continued indemnification and insurance coverage under the Merger Agreement.

The TPIC board of directors was aware of these interests and considered them, among other matters, in approving the Merger Agreement and the transactions contemplated thereby.

Interests of Certain Persons Related to PWAY in the Merger

Certain persons related to PWAY, including named executive officers and directors, and the PWAY Investment Adviser, including its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it, have certain interests, including financial interests, in the Merger that may be different from, or in addition to, the interests of PWAY stockholders. The PWAY board of directors was aware of these interests and considered them, among other matters, in approving the Merger Agreement and the transactions contemplated thereby. These interests include:

●	Certain members of the PWAY board of directors will become members of the combined surviving company’s board of directors and certain executive officers of PWAY will become executive officers of the combined surviving company, effective upon completion of the Merger.

●	The New Investment Adviser is an affiliate of the PWAY Investment Adviser, and there will be certain financial interests in the Merger as a result of the New Investment Adviser receiving the management fee and incentive fee described herein upon completion of the Merger. Because total assets under management will increase as a result of the Merger, the dollar amount of the New Investment Adviser’s management fee will increase relative to that received by the TPIC Investment Adviser, as a result of the Merger. Depending on how the cash and cash equivalents acquired by TPIC from PWAY in connection with the Merger are invested, the New Investment Adviser will have an opportunity to earn a higher incentive fee than that earned by the TPIC Investment Adviser.

●	Members of the PWAY board of directors, executive officers of PWAY and the PWAY Investment Adviser, including its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it, are entitled to continued indemnification and insurance coverage under the Merger Agreement.

Conditions That Must Be Satisfied or Waived for the Merger to Occur

As more fully described in the Merger Agreement, the obligations of PWAY and TPIC to complete the Merger are subject to the satisfaction or, where permissible, waiver of certain conditions, including the following:

●	the approvals of PWAY and TPIC stockholders are obtained at their respective stockholder meetings;

●	the registration statement, of which this joint proxy statement and prospectus forms a part, has become effective and no stop order suspending its effectiveness has been issued and no proceedings for that purpose have been initiated or threatened by the SEC;

●	all necessary regulatory and statutory approvals (if any) are obtained by each of PWAY and TPIC and remain in full force and effect and all statutory waiver periods in respect thereof have expired or been terminated;

●	any applicable waiting period applicable to the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, has expired or been terminated;

●	no order, injunction or decree or law preventing or making illegal the consummation of the Merger or any of the other transactions contemplated by the Merger Agreement is in effect, and no such suit or proceeding is pending;

●	the New Investment Adviser is duly registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

●	the New Investment Advisory Agreement is duly executed and delivered by the relevant parties;

●	the New Administration Agreement (as defined herein) is duly executed and delivered by the relevant parties;

●	the Expense Limitation Agreement (the “Expense Limitation Agreement”), by and between FLEX and the New Investment Adviser, is duly executed and delivered by such parties;

●	the Distribution Agreement, by and between FLEX and Triton Pacific Securities, LLC (“Triton Pacific Securities” or the “Dealer Manager”), is duly executed and delivered by such parties; and

●	the truth and accurateness of the representations and warranties and compliance with covenants of each other party in the Merger Agreement, subject to the materiality standards provided in the Merger Agreement.

Termination of the Merger Agreement

As more fully described in the Merger Agreement, the Merger Agreement contains certain termination rights for PWAY or TPIC, as applicable, including if:

●	the parties mutually agree to terminate;

●	the Merger has not been completed by April 15, 2019, unless extended in writing with the mutual consent of TPIC and PWAY (the “Outside Date”);

●	any regulatory or statutory approvals required to be obtained by either PWAY or TPIC with respect to the Merger or any of the other transactions contemplated by the Merger Agreement have been denied and such denials have become final and nonappealable;

●	a governmental entity has issued a final and non-appealable order or promulgated a law prohibiting or making illegal the Merger or any of the other transactions contemplated by the Merger Agreement;

●	the stockholders of PWAY fail to approve the PWAY Stockholder Proposals, including the PWAY Merger Proposal;

●	the PWAY board of directors has changed its recommendation in favor of the PWAY Stockholder Proposals, including the PWAY Merger Proposal;

●	the stockholders of TPIC fail to approve the TPIC stockholder proposals;

●	the TPIC board of directors has changed its recommendation in favor of the TPIC stockholder proposals;

●	either TPIC or PWAY receives a Superior Proposal (as defined herein) by a third party and the board of directors of TPIC or PWAY, as the case may be, approves such entity to enter into definitive documentation with respect to such Superior Proposal and such entity pays the other entity the reasonable, documented out-of-pocket expenses incurred in connection transactions contemplated by the Merger Agreement (the “Expense Reimbursement”); or

●	either party breaches its representations, warranties or covenants in the Merger Agreement such that the closing conditions cannot be satisfied.

Expense Reimbursements Upon Termination

The Merger Agreement provides that, in connection with the termination of the Merger Agreement under specified circumstances, TPIC or PWAY, as the terminating party, will be required to pay the other party, as the non-terminating party, in cash, an amount equal to such non-terminating party’s reasonable, documented out-of-pocket expenses incurred in connection with the transactions contemplated by the Merger Agreement. See “Description of the Merger Agreement—Termination of the Merger Agreement” for a discussion of the circumstances that could result in the payment of such reimbursement amounts.

COMPARATIVE FEES AND EXPENSES

The following tables are intended to assist you in understanding the costs and expenses that an investor in the common stock of TPIC or PWAY bears directly or indirectly and the combined surviving company’s costs and expenses that are expected to be incurred in the first year following the Merger. TPIC and PWAY caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this document contains a reference to fees or expenses paid or to be paid by “you,” “TPIC,” or “PWAY” stockholders will indirectly bear such fees or expenses as investors in TPIC or PWAY, as applicable.

	Actual			Pro Forma FLEX Combined(1)
	TPIC Common Stock	PWAY Class A Shares	PWAY Class I Shares
Stockholder transaction expenses (as a percentage of offering price)
Sales load paid by TPIC and PWAY	10.00%	5.75%	None	6.00%
Offering expenses borne by TPIC and PWAY	5.00%	None	None	2.00%
Distribution reinvestment plan expenses	None	None	None	None
Total stockholder transaction expenses paid by TPIC and PWAY	15.00%	5.75%	None	8.00%

	Actual			Pro Forma FLEX Combined
	TPIC Common Stock (2)	PWAY Class A Shares(3)	PWAY Class I Shares(3)
Annual expenses (as a percentage of average net assets attributable to TPIC Common Stock, PWAY Class A Shares and PWAY Class I Shares):
Management fees(4)(5)(6)	2.09%	2.96%	2.96%	1.92%
Incentive fees(7)(8)(9)	None	None	None	None
Interest payments on borrowed funds(10)	None	0.69%	0.69%	0.22%
Acquired fund fees(11)	None	1.83%	1.83%	0.51%
Shareholder servicing expenses(12)	None	0.14%	None	None
Other expenses(13)	5.61%	16.88%	17.02%	5.17%
Total annual expenses	7.70%	22.50%	22.50%	7.82%
Expense support agreement/expense support limitation(14)(15)	0.00%	(11.54%)	(11.56%)	0.00%
Total annual expenses (after expense support agreement/expense support limitation)	7.70%	10.96%	10.94%	7.83%

(1)	After the Merger, former PWAY stockholders will pay a higher sales load for any additional shares purchased in FLEX.
(2)	These amounts represent the actual expenses incurred over the last 12 months by TPIC as a percentage of average net assets.
(3)	These amounts represent the actual expenses incurred over the last 12 months by PWAY as a percentage of PWAY’s Class A and Class I average net assets, as applicable.

(4)	The base management fee for TPIC under its investment advisory agreement with the TPIC Investment Adviser is payable quarterly in arrears and is calculated at a quarterly rate of 0.5% of the average value of TPIC’s gross assets during the most recently completed calendar quarter. The figure in the table is calculated based on actual expenses as a percentage of average net assets.

(5)	The base management fee for PWAY under its investment advisory agreement with the PWAY Investment Adviser is payable quarterly in arrears and is calculated at an annual rate of 2.0% of the value of PWAY’s average total assets as of the end of the two most recently completed calendar quarters). The figure in the table is calculated based on actual expenses as a percentage of average net assets.

(6)	The base management fee for FLEX under the New Investment Advisory Agreement will be payable quarterly in arrears and will be calculated at an annual rate of 1.75% of FLEX’s average total assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the then current calendar quarter. The base management fee for any partial month or quarter will be appropriately pro-rated.

(7)	Over the past 12 months, there was no incentive fee paid to the TPIC Investment Adviser. The incentive fee payable to the TPIC Investment Adviser is based on performance and is paid solely upon the cumulative realization of capital gains net of any realized and unrealized capital losses. As of September 30, 2018, this amount was not sufficient to trigger incentive fees payable to the TPIC Investment Adviser.
(8)	Over the past 12 months, there was no incentive fee paid to the PWAY Investment Adviser. The subordinated incentive fee on income payable to the PWAY Investment Adviser is based on performance and was not paid during the past 12 months because certain performance targets were not met. For example, the subordinated incentive fee on income is payable quarterly in arrears and is calculated based upon PWAY’s “pre-incentive fee net investment income” for the immediately preceding quarter and is subordinated to a fixed preferred return on the value of PWAY’s net assets at the end of the immediately preceding calendar quarter equal to 1.5% per quarter, or an annualized rate of 6.0%.
(9)	Based on the current business plan, it is possible that FLEX may have net investment income that could result in the payment of a subordinated incentive fee on income to the New Investment Adviser in the following twelve months. However, the subordinated incentive fee on income payable to the New Investment Adviser is based on FLEX’s performance and will not be paid unless FLEX achieves certain performance targets. For example, the subordinated incentive fee on income will be payable quarterly in arrears and will be calculated based upon FLEX’s “pre-incentive fee net investment income” for the immediately preceding quarter and will be subordinated to a fixed preferred return on the value of FLEX’s net assets at the end of the immediately preceding calendar quarter equal to 1.5% per quarter, or an annualized rate of 6.0%. Since it cannot be predicted whether FLEX will meet the necessary performance target, it has been assumed that no subordinated incentive fee on income will be paid for purposes of this table. It is expected that the amount paid pursuant to the subordinated incentive fee on income may increase to the extent FLEX earns greater net investment income through its investments. Because the example below assumes a 5.0% annual return, as required by the SEC, no subordinated incentive fee on income would be payable in the following 12 months. In addition, the incentive fees payable to the New Investment Adviser include an incentive fee on capital gains (the “Capital Gains Fee”), which will be payable annually in arrears and will be determined as of the end of each calendar year (or upon termination of the New Investment Advisory Agreement as set forth below), commencing on the effective date of the New Investment Advisory Agreement, and will equal 20.0% of FLEX’s realized capital gains for the calendar year, if any, computed net of all realized capital losses and unrealized capital depreciation at the end of such year; provided that the Capital Gains Fee determined as of December 31, 2019 will be calculated for a period of shorter than twelve calendar months to take into account any net realized capital gains, if any, computed net of all realized capital losses and unrealized capital depreciation for the period commencing as of the effective date of the New Investment Advisory Agreement and ending December 31, 2019. In the event that the New Investment Advisory Agreement terminates as of a date that is not a calendar year end, the termination date will be treated as though it were a calendar year end for purposes of calculating and paying the Capital Gains Fee. See “Appointment of Prospect Flexible Income Management, LLC as Investment Adviser” for a detailed explanation of how this incentive fee is calculated.
(10)	Interest payments on borrowed funds is estimated based on the interest rate currently in effect with respect to PWAY’s credit facilities and includes the ongoing commitment fees payable under the terms of the credit facilities. The figure in the table is based on the amount of interest expense on PWAY’s borrowings under its revolving credit facility with BNP Paribas Prime Brokerage International, Ltd. (the “Revolving Credit Facility”), which bears interest at an annual rate of three-month LIBOR plus 120 basis points with no minimum LIBOR floor. The average interest rate on borrowings under the Revolving Credit Facility for the twelve months ended September 30, 2018 was 3.22%.
(11)	Amount reflects the estimated annual asset management fees incurred indirectly by PWAY in connection with its investments in CLOs during the next 12 months, including asset management fees payable to the collateral managers of CLO equity tranches and incentive fees due to the collateral managers of CLO equity tranches. As a percent of PWAY’s net assets, the CLO acquired fund fees are 1.23% and as a percentage of FLEX’s net assets are expected to be 0.47%. The 1.23% for PWAY and the 0.47% for FLEX are based on 4.55% of fees for the entire CLO portfolio. The 4.55% is composed of 4.55% of collateral manager fees and 0% of incentive fees. The 4.55% of collateral manager fees are determined by multiplying 0.4695% (collateral managers fees historically paid) by 9.7 (the leverage in such CLOs). The 0% of incentive fees are determined by multiplying 0% (an estimate if the CLOs were redeemed in the next 12 months and the underlying portfolios were liquidated) by 100% (the assumed amount of total assets invested in equity tranches of CLOs). However, such amounts are uncertain and difficult to predict. Future fees and expenses may be substantially higher or lower because certain fees and expenses are based on the performance of the CLOs, which may fluctuate over time. As a result of such investments, stockholders of PWAY and FLEX may be required to pay two levels of fees, including fees payable under each company’s investment advisory agreement and fees charged on such investments.

(12)	PWAY has adopted a “Shareholder Services Plan” with respect to its Class A Shares under which PWAY compensates financial industry professionals for providing ongoing services in respect of clients with whom they have distributed PWAY

Class A Shares. Such services may include electronic processing of client orders, electronic fund transfers between clients and PWAY, account reconciliations with PWAY’s transfer agent, facilitation of electronic delivery to clients of PWAY’s documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services. Under the Shareholder Services Plan, PWAY Class A Shares may incur expenses on an annual basis equal up to 0.25% of PWAY’s average net assets attributable to PWAY Class A Shares. The percentage is less than 0.25% as it has not been outstanding the full twelve months and there are certain expenses that are excluded from the asset base such as interest.

(13)	Other expenses include accounting, legal and auditing fees as well as the reimbursement of administrator’s costs, including compensation of the chief financial officer, chief compliance officer, treasurer and secretary and other administrative personnel of the administrator, and fees payable to independent directors. Other expenses also include expenses incurred in connection with the distribution reinvestment plan. Approximately $583,000 of merger costs that were expensed as of September 30, 2018 were excluded from the calculation. The amounts presented in the table reflect estimated amounts expected to be paid during the next twelve months.
(14)	The PWAY Investment Adviser and PWAY have entered into an expense limitation and reimbursement agreement under which the PWAY Investment Adviser has agreed contractually to waive its fees and to pay or absorb the operating expenses of PWAY, including organization and offering expenses, any shareholder servicing fees, and other expenses but not including any portfolio transaction or other investment-related costs (including brokerage commissions, dealer and underwriter spreads, prime broker fees and expenses and dividend expenses related to short sales), interest expenses and other financing costs, distribution fees, extraordinary expenses and acquired fund fees and expenses, to the extent that they exceed 8.00% or 7.75% on a per annum basis of PWAY’s average weekly net assets attributable to PWAY Class A Shares and PWAY Class I Shares, respectively. Prior to November 1, 2017, PWAY had an expense support agreement in place. The current expense limitation agreement expires on October 31, 2018; therefore, a reduction of fees is not displayed in the “Pro Forma FLEX Combined” column of this table. If the Merger is not completed, there will be no further expense support from the PWAY Investment Adviser. The TPIC Investment Adviser and TPIC have entered into an expense support and reimbursement agreement, which was in place as of December 31, 2017. This agreement expired on December 31, 2018; therefore, a reduction of fees is not displayed.
(15)

Under the FLEX ELA, the New Investment Adviser, in its sole discretion, may waive a portion or all of the investment advisory fees that it is entitled to receive pursuant to the New Investment Advisory Agreement in order to limit FLEX’s Operating Expenses (as defined below) to an annual rate, expressed as a percentage of FLEX’s average quarterly net assets, equal to 8.00% (the “Annual Limit”). For purposes of the FLEX ELA, the term “Operating Expenses” is defined to include all expenses necessary or appropriate for the operation of FLEX, including but not limited to the New Investment Adviser’s base management fee, any and all costs and expenses that qualify as a line item for “organization and offering” expenses in the financial statements of FLEX as the same are filed with the SEC, and other expenses described in the New Investment Advisory Agreement, but does not include any portfolio transaction or other investment-related costs (including brokerage commissions, dealer and underwriter spreads, prime broker fees and expenses and dividend expenses related to short sales), interest expenses and other financing costs, extraordinary expenses and acquired fund fees and expenses. Upfront shareholder transaction expenses (such as sales commissions, dealer manager fees, and similar expenses) are not Operating Expenses. Because the FLEX ELA is discretionary, it is not presented for pro forma purposes.

Any amount waived pursuant to the FLEX ELA is subject to repayment to the New Investment Adviser (a “FLEX ELA Reimbursement”) by FLEX within the three years following the date on which the waiver was made by the New Investment Adviser. If the FLEX ELA is terminated or expires pursuant to its terms, the New Investment Adviser maintains its right to repayment for any waiver it has made under the FLEX ELA, subject to the Repayment Limitations (as defined below).

Any FLEX ELA Reimbursement can be made solely in the event that FLEX has sufficient excess cash on hand at the time of any proposed FLEX ELA Reimbursement and shall be limited to the lesser of (i) the excess of the Annual Limit applicable to such quarter over FLEX’s actual Operating Expenses for such quarter and (ii) the amount of FLEX ELA Reimbursement which, when added to FLEX’s expenses for such quarter, permits FLEX to pay the then-current aggregate quarterly distribution to its shareholders, at a minimum annualized rate of at least 6.00% (based on the gross offering prices of fund shares) from the sum of (x) FLEX’s net investment income (loss) for such quarter plus (y) FLEX’s net realized gains (losses) for such quarter (collectively, the “Repayment Limitations”). For the purposes of the calculations pursuant to (i) and (ii) of the preceding sentence, any FLEX ELA Reimbursement will be treated as an expense of FLEX for such quarter, without regard to the GAAP treatment of such expense.  In the event that FLEX is unable to make a full payment of any FLEX ELA Reimbursements due for any applicable quarter because FLEX does not have sufficient excess cash on hand, any such unpaid amount shall become a payable of FLEX for accounting purposes and shall be paid when FLEX has sufficient cash on hand (subject to the Repayment Limitations); provided, that in the case of any FLEX ELA Reimbursements, such payment shall be made no later than the date that is three years following the date on which the applicable waiver was made by the New Investment Adviser.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses over various periods prior to the Merger with respect to a hypothetical investment in PWAY or TPIC or, following the Merger, FLEX’s, as the combined surviving company, common stock. In calculating the following expense amounts, each of PWAY, TPIC and FLEX has assumed that it would have no additional leverage and that its annual operating expenses would remain at the levels set forth in the table above. Transaction expenses related to the Merger are not included in the following example.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return in:(1)
PWAY Class A Shares(2)(3)	$158	$490	$716	$1,013
PWAY Class I Shares(2)(3)	$106	$459	$699	$1,014
TPIC Common Stock(4)	$215	$339	$456	$723
TPIC Common Stock(5)	$219	$352	$478	$763
Pro Forma Following the Merger FLEX Common Stock(6)	$151	$287	$415	$706
Pro Forma Following the Merger FLEX Common Stock(7)	$156	$302	$440	$752

(1)	Transaction expenses related to the Merger of approximately $583,000 were excluded. The total estimated costs for both PWAY and TPIC are approximately $1,250,000. Total Merger costs as a percentage of the pro forma combined net assets is 4.69%.
(2)	PWAY’s expense ratios assume the expiration of the PWAY ELA after one year.
(3)	These estimated expenses would not change assuming PWAY’s annual return was comprised of solely capital gains.
(4)	Assumes the annual return for TPIC is comprised solely of investment income.
(5)	Assumes the annual return for TPIC is comprised solely of capital gains and the incentive fees are 20% of the gains.
(6)	Assumes the annual return for FLEX is comprised solely of investment income.
(7)	Assumes the annual return for FLEX is comprised solely of capital gains and the incentive fees are 20% of the gains.

The table above is to assist you in understanding the various costs and expenses that an investor in PWAY, TPIC, or, following the Merger, FLEX’s common stock will bear directly or indirectly. This example and the expenses in the table above should not be considered a representation of the companies’ future expenses. Actual expenses may be greater or less than those assumed. While the example assumes, as required by the SEC, a 5% annual return, performance will vary and may result in a return greater or less than 5%. The example assumes that all dividends and distributions, if any, are reinvested at net asset value. Depending upon the market value of TPIC Common Stock, reinvestment of dividends and distributions under its distribution reinvestment plan may occur at a price per share that differs from, and which could be lower than, net asset value. See “TPIC Distribution Reinvestment Plan” for more information.

This example and the expenses in the table above should not be considered a representation of PWAY, TPIC or, following the Merger, FLEX’s future expenses, as actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

SELECTED CONDENSED CONSOLIDATED FINANCIAL DATA OF TPIC

The following selected financial data for the years ended December 31, 2017, 2016, 2015, 2014 and 2013 is all derived from TPIC’s financial statements. TPIC derived the selected financial data as of and for the nine months ended September 30, 2018 from its unaudited interim financial statements. In the opinion of TPIC, all adjustments, consisting of normal recurring adjustments, necessary for a fair presentation have been made. Interim results are subject to variation and are not indicative of the results of operations to be expected for a full fiscal year. The following selected financial data for TPIC should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations of TPIC” and the financial statements and related notes and other financial information appearing elsewhere in this joint proxy statement and prospectus.

							Period from
	Nine months						April 29, 2011
	ended September 30,	Year Ended December 31,					(Inception) to
	2018	2017	2016	2015	2014	2013	December 31, 2012(x)
Statements of operations data:
Total investment income	$857,038	$817,448	$440,748	$176,042	$16,319	$-	$-
Operating expenses
Total operating expenses	1,138,610	1,090,524	741,022	620,548	249,465	311,507	79,733
Less: Expense reimbursement from sponsor	-	(80,847)	(671,062)	(584,998)	(249,357)	(391,240)	-
Net operating expenses	1,138,610	1,009,677	69,960	35,550	108	(79,733)	79,733
Net investment income (loss)	(281,572)	(192,229)	370,788	140,492	16,211	79,733	(79,733)
Total net realized and unrealized gain (loss) on investments	(53,486)	(1,424,740)	(156,351)	185,858	1,087	-	-
Net increase (decrease) in net assets resulting from operations	$(335,058)	$(1,616,969)	$214,437	$326,350	$17,298	$79,733	$(79,733)
Per share data:
Net investment income (loss)—basic(1)	$(0.19)	$(0.16)	$0.48	$0.41	$0.14	$7.47	$(26.88)
Net investment income (loss)—diluted(1)	(0.19)	(0.16)	0.48	0.41	0.14	6.81	(26.88)
Net increase (decrease) in net assets resulting from operations—basic(1)	$(0.22)	$(1.28)	$0.34	$0.82	$0.15	$7.47	(26.88)
Net increase (decrease) in net assets resulting from operations—diluted (1)	(0.22)	(1.28)	0.34	0.82	0.15	6.81	(26.88)
Distributions declared(2)	$0.30	$0.45	$0.51	$0.57	$-	$-	$-
Balance sheet data:
Total assets	$18,668,644	$18,114,859	$14,565,014	$7,611,888	$3,667,097	$1,328,628	$532,425
Total liabilities	744,490	1,265,622	1,336,312	285,235	569,193	1,128,625	510,908
Total net assets	$17,924,154	$16,849,237	$13,228,702	$7,326,653	$1,916,867	$200,003	$21,517
Other data:
Total return(3)	-1.7%	-8.9%	2.2%	6.1%	0.0%	0.0%	0.0%
Number of portfolio company investments at period end	33	32	35	22	10	0	0
Total portfolio investments for the period	$4,426,250	$7,112,875	$6,285,875	$4,270,750	$1,725,001	$-	$-
Proceeds from sales and repayments of investments	$(2,928,272)	$4,308,024	$1,110,406	$414,971	$255,663	$-	$-

Weighted average common shares outstanding - basic and diluted	1,500,612	1,203,418	777,680	339,304	114,991	11,713

(1)	The per share data was derived by using the weighted average shares outstanding during the nine months ended September 30, 2018 and the years ended December 31, 2017, 2016, 2015, 2014 and 2013, respectively.
(2)	The per share data for distributions reflects the actual amount of distributions paid per share during the applicable period.
(3)	The total return for each year presented was calculated by taking the net asset value per share as of the end of the applicable year, adding the cash distributions per share which were declared during the applicable year.

SELECTED CONDENSED CONSOLIDATED FINANCIAL DATA OF PWAY

The following selected financial data for the years ended June 30, 2018, 2017 and 2016 is all derived from PWAY’s financial statements. The following selected financial data for PWAY should be read in conjunction with its financial statements and related notes and other financial information appearing elsewhere in this joint proxy statement and prospectus. It is anticipated that PWAY will be the accounting survivor in connection with the Merger and its historical financial statements will be included in the reports that FLEX files with the SEC following completion of the Merger.

	Year ended
	June 30, 2018	June 30, 2017	June 30, 2016
Statements of Operations data:
Total investment income	$1,298,317	$1,179,924	$536,609
Total expenses	1,984,880	1,655,397	1,318,664
Less: Expense reimbursement	(1,205,356)	(865,348)	(1,196,002)
Net Operating Expenses	779,524	790,049	122,662
Net investment income	518,793	389,875	413,947
Net realized and unrealized (loss) gain	(523,918)	375,807	(9,428)
Net increase in net assets resulting from operations	(5,125)	765,682	404,519
Per share data (Class R, Class RIA and Class I)(5):
NAV (at period end)	N/A	13.53	12.81
Net investment income(1)	N/A	0.71	1.21
Net realized and unrealized (loss) gain (1)	N/A	0.68	(0.03)
Net increase in net assets resulting from operations (1)	N/A	1.39	1.18
Return of capital distributions to stockholders(2)	N/A	(0.92)	(0.75)
Offering costs(1)	N/A	0.03	(0.62)
Other(3)	N/A	0.22	(0.80)
Per share data (Class A)(5)(6):
NAV (at year end)	12.71	N/A	N/A
Net investment income(1)	0.79	N/A	N/A
Net realized and unrealized (loss) (1)	(0.80)	N/A	N/A
Net increase in net assets resulting from operations (1)	(0.01)	N/A	N/A
Distributions to stockholders(2)	(0.86)	N/A	N/A
Other(3)	0.05	N/A	N/A
Per share data (Class I)(5)(6):
NAV (at year end)	12.73	N/A	N/A
Net investment income(1)	0.81	N/A	N/A
Net realized and unrealized (loss) (1)	(0.79)	N/A	N/A
Net increase in net assets resulting from operations (1)	0.02	N/A	N/A
Distributions to stockholders(2)	(0.86)	N/A	N/A
Other(3)	0.04	N/A	N/A
Statements of Assets and Liabilities data:
Total investment portfolio	10,940,179	12,060,436	8,378,866
Total assets	11,921,182	13,074,666	8,865,053
Credit Facility payable	1,350,000	2,625,000	1,250,000
Total liabilities	3,568,018	4,668,922	2,888,698
Total NAV	8,353,164	8,405,744	5,976,355
Other data:
Total return for Class R, RIA and I(4)	N/A	13.20%	(1.75)%
Total return for Class A(4)(5)(6)	0.18%	N/A	N/A
Total return for Class I(4)(5)(6)	0.33%	N/A	N/A

(1)	Calculated based on weighted average shares outstanding.
(2)	The per share data for distributions is the actual amount of distributions paid or payable per share of common stock outstanding during the last twelve months. Distributions per share are rounded to the nearest $0.01.
(3)	The amount shown represents the balancing figure derived from the other figures in the schedule and is primarily attributable to the accretive effects from the sales of PWAY’s shares and the effects of share repurchases during the last twelve months.
(4)	Total return is based upon the change in net asset value per share between the opening and ending net asset values per share during the period and assumes that distributions are reinvested in accordance with PWAY’s distribution reinvestment plan. The computation does not reflect the sales load for any class of shares. Total return based on market value is not presented since PWAY’s shares are not publicly traded.
(5)	On October 31, 2017, PWAY converted to an interval fund. As such, all Class R shares were converted to PWAY Class A Shares and all Class I and Class RIA shares were converted to PWAY Class I Shares.
(6)	The per share data and total return include the shareholder activity prior to PWAY’s conversion to an interval fund. PWAY Class A Shares include the activity for Class R shares prior to such conversion and PWAY Class I Shares include activity for PWAY Class I Shares and Class RIA shares prior to such conversion.

UNAUDITED SELECTED PRO FORMA CONSOLIDATED FINANCIAL DATA

The following tables set forth unaudited pro forma condensed consolidated financial data for TPIC and PWAY as a consolidated entity. The information as of September 30, 2018 is presented as if the Merger had been completed on October 1, 2017. The Merger follows the asset acquisition method of accounting as detailed in Accounting Standards Codification, or ASC, 805-50—Business Combinations—Related Issues.”

The Unaudited Pro Forma Condensed Consolidated Financial Data should be read together with the respective historical audited and Unaudited Consolidated Financial Statements and related notes to the financial statements of PWAY and TPIC in this document. The Unaudited Pro Forma Condensed Consolidated Financial Data are presented for comparative purposes only and do not necessarily indicate what the future operating results or financial position of TPIC will be following completion of the Merger. The Unaudited Pro Forma Condensed Consolidated Financial Data includes adjustments to reflect all net cost savings or other operational efficiencies that may be realized as a result of the merger of PWAY into TPIC.

TP Flexible Income Fund, Inc.

Pro Forma Condensed Consolidated Financial Data

Unaudited

For the Twelve Months Ended September 30, 2018
Total investment income	$2,383,722
Total expenses	1,951,050
Net investment income	432,672
Net realized and unrealized (losses) from investments	(856,093)
Net (decrease) in net assets resulting from operations	$(423,421)

As of September 30, 2018
Total assets	$29,296,644
Total liabilities	$2,630,781
Total net assets	$26,665,863

UNAUDITED PRO FORMA PER SHARE DATA

The following selected Unaudited Pro Forma Per Share Data for the twelve months ended September 30, 2018 reflects the Merger and related transactions as if they had occurred on October 1, 2017. The unaudited pro forma combined net asset value per common share outstanding reflects the Merger and related transactions as if they had occurred on October 1, 2017.

Such Unaudited Pro Forma Combined Per Share Data are based on the historical financial statements of TPIC and PWAY and on publicly available information and certain assumptions and adjustments as discussed in the section entitled “Unaudited Pro Forma Condensed Consolidated Financial Statements.” This Unaudited Pro Forma Combined Per Share Data are provided for illustrative purposes only and is not necessarily indicative of what the operating results, level of distributions or financial position of TPIC or PWAY would have been had the Merger and related transactions been completed at the beginning of the periods or on the dates indicated, nor are they necessarily indicative of any future operating results, level of distributions or financial position. The following should be read in connection with the section entitled “Unaudited Pro Forma Condensed Consolidated Financial Statements” and other information included in or incorporated by reference into this document.

	As of and for the Twelve Months Ended September 30, 2018
	TPIC(4)	PWAY(4)	Pro forma Combined	Per Equivalent PWAY Class A Share(3)	Per Equivalent PWAY Class I Share(3)
Numerator for net increase (decrease) in net assets resulting from operations	$(516,022)	$(638,747)	$(423,421)	-	-

Net increase (decrease) in net assets resulting from operations per share	$(0.35)	$(0.97)	$(0.18)	$(0.23)	$(0.23)
Cash distributions declared(1)	$(0.30)	$(0.82)	$(1.12)	$(1.47)	$(1.48)
Net asset value per Class A share(2)	$11.09	$14.61	$11.09	-	-
Net asset value per Class I share(2)		$14.64

(1)	The cash distributions declared per share represent the actual distributions declared per share for the period presented.
(2)	The pro forma combined net asset value per share is computed by dividing the pro forma combined net assets as of September 30, 2018 by the pro forma combined number of shares outstanding.
(3)	PWAY equivalent pro forma per share amount is calculated by multiplying the combined pro forma share amounts by the common stock exchange ratio of 1.3169 for PWAY Class A Shares and 1.3196 for PWAY Class I Shares.
(4)	The TPIC and PWAY balances reflect the as-adjusted balances with the exception of distributions which are actuals.

RISK FACTORS

In addition to the other information included in this joint proxy statement and prospectus, stockholders should consider the matters described below in determining whether to approve the PWAY stockholder proposals, in the case of PWAY stockholders, and approve the TPIC stockholder proposals, in the case of TPIC stockholders. The risks set out below are not the only risks of TPIC, PWAY and, following completion of the Merger, FLEX, as the combined surviving company. Additional risks and uncertainties not currently known to TPIC or PWAY or that they currently deem to be immaterial also may materially adversely affect their or, following completion of the Merger, FLEX’s business, financial condition or operating results. If any of the following events occur, TPIC, PWAY or, following completion of the Merger, FLEX’s business, financial condition or results of operations could be materially adversely affected.

Risks Relating to the Merger

PWAY stockholders and TPIC stockholders will experience a reduction in percentage ownership and voting power in the combined company as a result of the Merger.

PWAY stockholders will experience a substantial reduction in their respective percentage ownership interests and effective voting power in respect of the combined company relative to their respective percentage ownership interests in PWAY prior to the Merger. Consequently, PWAY stockholders should expect to exercise less influence over the management and policies of the combined company following the Merger than they currently exercise over the management and policies of PWAY. TPIC stockholders will experience a substantial reduction in their respective percentage ownership interests and effective voting power in respect of the combined company relative to their respective ownership interests in TPIC prior to the Merger. Consequently, TPIC stockholders should expect to exercise less influence over the management and policies of the combined company following the Merger than they currently exercise over the management and policies of TPIC. If the Merger is consummated, based on the number of shares of TPIC (as renamed as FLEX) Common Stock issued and outstanding at the closing of the Merger, it is expected TPIC stockholders will own approximately 65.5% of the outstanding FLEX common stock and PWAY stockholders will own approximately 34.5% of the outstanding FLEX common stock.

FLEX may be unable to realize the results and benefits anticipated by and from the Merger, including, but not limited to, expected cost savings, operating efficiencies or scaling, or it may take longer than anticipated to achieve such results and benefits.

The realization of certain results and benefits anticipated as a result of the Merger will depend in part on the integration of PWAY’s assets with TPIC’s business and/or the scaling and growth of the combined surviving company. Immediately following completion of the Merger, FLEX must continue to scale its business and grow in order to be sustainable for the long-term. There can be no assurance that PWAY’s assets will be profitable or integrated successfully into TPIC’s operations in a timely fashion or at all, or that FLEX will be able to scale its business and grow in the manner or within the time frame necessary to be sustainable or achieve the expected results and benefits of the Merger. The dedication of management resources to such integration, scaling or growth may detract attention from the day-to-day business of FLEX and there can be no assurance that there will not be substantial costs associated with the transition process or there will not be other material adverse effects as a result of these integration, scaling or growth efforts. Such effects could have a material adverse effect on the financial results and performance of FLEX.

Certain cost savings and operating efficiencies from the Merger are also expected to be achieved when PWAY and TPIC have fully integrated their operations and/or FLEX has sufficiently scaled its business or grown. It is possible that the estimates of the potential cost savings and anticipated operating efficiencies could turn out to be incorrect. The cost savings estimates and anticipated operating efficiencies also assume FLEX’s ability to combine the operations of TPIC and PWAY and scale its business or grown in a manner that permits those cost savings and operating efficiencies to be fully realized. If the estimates turn out to be incorrect or if FLEX is not able to successfully combine PWAY’s assets with the operations of TPIC or sufficiently scale its business or grow, the expected cost savings or anticipated operating efficiencies may not be fully realized or realized at all or may take longer to realize than expected.

The Merger may trigger certain “change of control” provisions and other restrictions in contracts of TPIC, PWAY or their affiliates and the failure to obtain any required consents or waivers could adversely impact the combined company.

Certain agreements of PWAY and TPIC or their controlled affiliates will or may require the consent of one or more counterparties in connection with the Merger. The failure to obtain any such consent may permit such counterparties to terminate, or otherwise increase their rights or PWAY’s or TPIC’s obligations under, any such agreement because the Merger may violate an anti-assignment, change of control or similar provision. If this occurs, TPIC may have to seek to replace that agreement with a new agreement or seek a waiver or amendment to such agreement. PWAY and TPIC cannot assure you that TPIC will be able to replace, amend or obtain a waiver under any such agreement on comparable terms or at all.

If any such agreement is material, the failure to obtain consents, amendments or waivers under, or to replace on similar terms or at all, any of these agreements could adversely affect the financial performance or results of operations of the combined company following the Merger.

In addition, the consummation of the Merger may violate, conflict with, result in a breach of provisions of or the loss of any benefit under, constitute a default (or an event that, with or without notice or lapse of time or both, would constitute a default) under, or result in the termination, cancellation, acceleration or other change of any right or obligation (including any payment obligation) under certain agreements of TPIC or PWAY. Any such violation, conflict, breach, loss, default or other effect could, either individually or in the aggregate, have a material adverse effect on the financial condition, results of operations, assets or business of the combined company following completion of the Merger.

Termination of the Merger Agreement or the failure to close the Merger could negatively impact PWAY and TPIC.

If the Merger Agreement is terminated, there may be various consequences, including:

●	PWAY’s and TPIC’s businesses may have been adversely impacted by the failure to pursue other beneficial opportunities due to the focus of management on the Merger, without realizing any of the anticipated benefits of completing the Merger;

●	in the case of PWAY, it may not be able to find a party with which to complete a strategic transaction on agreeable terms; and

●	the payment of any expense reimbursement to the non-terminating party, if required under the circumstances, could adversely affect the financial condition and liquidity of PWAY or TPIC.

The Merger may not be completed. If the Merger is not completed, TPIC and PWAY will have incurred substantial expenses for which no ultimate benefit will have been received. Both companies have incurred out-of-pocket expenses in connection with the Merger for legal and accounting fees and financial printing and other related charges, much of which will be incurred even if the Merger is not completed.

The Merger Agreement limits PWAY’s ability to pursue alternatives to the Merger.

The Merger Agreement contains provisions that limit PWAY’s ability to solicit, discuss or negotiate competing third-party proposals to acquire all or a significant part of PWAY. These provisions, which are typical for transactions of this type, and include payment of expense reimbursements to the non-terminating party of the Merger Agreement under certain circumstances, might discourage a potential competing acquiror that might have an interest in acquiring all or a significant part of PWAY from considering or proposing that acquisition even if it were prepared to pay consideration with a higher per share price than that proposed in the Merger or might result in a potential competing acquiror proposing to pay a lower per share price to acquire PWAY than it might otherwise have proposed to pay.

The Merger is subject to closing conditions, including stockholder approvals, that, if not satisfied or waived, will result in the Merger not being completed, which may result in material adverse consequences to PWAY’s business and operations.

The Merger is subject to closing conditions, including certain approvals of PWAY’s and TPIC’s respective stockholders, that, if not satisfied, will prevent the Merger from being completed. The closing condition that PWAY’s stockholders approve the Merger and the Merger Agreement may not be waived under applicable law and must be satisfied for the Merger to be completed. PWAY currently expects that all directors and executive officers of PWAY will vote their shares of PWAY Common Stock in favor of the proposals presented at the PWAY special meeting. If PWAY’s stockholders do not approve the Merger and the Merger Agreement and the Merger is not completed, the resulting failure of the Merger could have a material adverse impact on PWAY’s business and operations. In addition to the required approvals of PWAY’s and TPIC’s stockholders, the Merger is subject to a number of other conditions beyond PWAY’s control that may prevent, delay or otherwise materially adversely affect its completion. Neither PWAY nor TPIC can predict whether and when these other conditions will be satisfied.

Certain persons related to PWAY have interests in the Merger that differ from the interests of PWAY stockholders.

Certain persons related to PWAY have financial interests in the Merger that are different from, or in addition to, the interests of PWAY’s stockholders. The members of the PWAY board of directors were aware of and considered these interests, among other matters, in evaluating and negotiating the Merger Agreement and the Merger and in recommending to PWAY stockholders that the Merger Agreement and Merger be approved. These interests are described in more detail in the section of this joint proxy statement and prospectus entitled “The Merger—Interests of Certain Persons Related to PWAY in the Merger.”

Certain persons related to TPIC have interests in the Merger that differ from the interests of TPIC stockholders.

Certain persons related to TPIC have financial interests in the Merger that are different from, or in addition to, the interests of TPIC’s stockholders. The members of the TPIC board of directors were aware of and considered these interests, among other matters, in evaluating and negotiating the Merger Agreement and the Merger and in recommending to TPIC stockholders that the Merger Agreement and Merger be approved. These interests are described in more detail in the section of this joint proxy statement and prospectus entitled “The Merger—Interests of Certain Persons Related to TPIC in the Merger.”

FLEX may not immediately use the cash and cash equivalents it acquires in the Merger to make additional investments in existing portfolio companies or make investments in new portfolio companies.

Pending the investment by FLEX in existing or new portfolio companies, FLEX will invest the cash acquired in the Merger primarily in cash equivalents, U.S. government securities and other high-quality investment grade investments that mature in one year or less from the date of investment. The income FLEX earns on such temporary investments will generally be significantly less than what it would expect to receive from its existing investments in portfolio companies, and pending the investment by FLEX in similar investments, FLEX’s income may be limited.

PWAY will be subject to operational uncertainties and contractual restrictions while the Merger is pending.

Uncertainty about the effect of the Merger may have an adverse effect on PWAY while the Merger is pending. These uncertainties may impair PWAY’s ability to retain and motivate key personnel until the Merger is consummated and could cause those that deal with PWAY to seek to change their existing relationships with PWAY. Retention of certain employees may be challenging during the pendency of the Merger, as certain employees may experience uncertainty about their future following completion of the Merger. In addition, the Merger Agreement restricts PWAY from taking actions that it might otherwise consider to be in its best interests. These restrictions may prevent PWAY from pursuing certain business opportunities that may arise prior to the completion of the Merger. Please see the section entitled “Description of the Merger Agreement—Conduct of Business Pending Completion of the Merger” for a description of the restrictive covenants to which PWAY is subject.

The shares of TPIC Common Stock to be received by PWAY stockholders as a result of the Merger will have different rights associated with them than shares of PWAY Common Stock currently held by them.

The rights associated with PWAY Common Stock are different from the rights associated with TPIC Common Stock. See the section of this joint proxy statement and prospectus entitled “Comparison of Material Differences of Stockholder Rights.”

As discussed in the section entitled “Comparison of Material Differences of Stockholder Rights,” material differences in the rights of PWAY stockholders and TPIC stockholders include:

●	the fact that directors of TPIC may be removed by stockholders with or without cause by the vote of at least a majority of the votes entitled to be cast and directors of PWAY may be removed by stockholders only for cause by a vote of at least two-thirds of the votes entitled to be cast;

●	the election by TPIC to be subject to Subtitle 8 of Title 3 of the Maryland General Corporation Law (“MGCL”) with regard to the filling of director vacancies;

●	the different stockholder voting requirements for approval of charter amendments and certain extraordinary transactions; and

●	the right of stockholders of TPIC to request a special meeting upon the written request of stockholders entitled to cast at least 10% of votes entitled to be cast at such meeting and the right of stockholders of PWAY to request a special meeting upon the written request of stockholders entitled to cast at least a majority of votes entitled to be cast at such meeting.

The shares of common stock of the combined surviving company, including the shares of common stock received by PWAY stockholders in connection with the Merger and shares of common stock currently held by TPIC stockholders, will not be listed on an exchange or quoted through a quotation system for the foreseeable future, if ever. Therefore, shares of common stock of the combined surviving company will have limited liquidity and the holders thereof may not receive a full return of their invested capital if they sell their shares.

FLEX’s shares of common stock will not be listed on any securities exchange and will not be not publicly traded, and FLEX does not currently intend to list its shares of common stock on any securities exchange. There is currently no secondary market for FLEX’s shares of common stock and it expects that no secondary market will develop. Therefore, FLEX’s stockholders should expect that they will have only a limited ability to sell their shares following the Merger. Limited liquidity will be provided to shareholders only through FLEX’s share repurchase program. Repurchases will be made on such terms as may be determined by FLEX’s board of directors in its complete and absolute discretion unless, in the judgment of the independent directors of its board of directors, such repurchases would not be in the best interests of its stockholders or would violate applicable law. No stockholder will have the right to require FLEX to repurchase any of his or her shares, and there is no guarantee that FLEX’s stockholders will be able to sell all or any of the shares they desire under FLEX’s share repurchase program. In certain instances, repurchase offers may be suspended or postponed. If a stockholder has its shares repurchased under FLEX’s share repurchase program, the price for such shares repurchased may reflect a discount from the purchase price paid for such shares or the value of such shares received in connection with the Merger.

The determination of NAV per share of FLEX’s common stock will be less frequent than the determination of NAV per share of PWAY Common Stock. As a result, PWAY stockholders that become FLEX stockholders in connection with the Merger will be informed less frequently of the NAV per share of common stock they hold.

Generally, PWAY determines the net asset value per share of its common stock on a weekly basis and on a daily basis on the five days preceding a repurchase request deadline. TPIC has, and following completion of the Merger, FLEX will, determine the net asset value per share of its common stock on a quarterly basis. As a result, PWAY stockholders that become FLEX stockholders in connection with the Merger will be informed less frequently of the NAV per share of common stock they hold.

The Merger may not qualify as a tax-free reorganization under section 368(a) of the Code.

The Merger is expected to qualify as a “reorganization” under the provisions of Section 368(a) of Code. Unless waived, it is a condition to complete the Merger that PWAY receive an opinion from Eversheds Sutherland

(US) LLP, dated the closing date of the Merger, substantially to the effect that the Merger should qualify as a “reorganization” within the meaning of Section 368(a) of the Code. We refer to this condition as the “tax opinion closing condition.” However, an opinion is not binding on the Internal Revenue Service and PWAY and TPIC have not sought and will not seek any ruling from the Internal Revenue Service regarding any matters relating to the qualification of the Merger as a reorganization within the meaning of Section 368(a) of the Code, and as a result, there can be no assurance that the Internal Revenue Service will not assert, or that a court would not sustain, a position contrary to any of the conclusions set forth below. For more information concerning the consequences of the Merger failing to qualify as a tax-free reorganization, see “Certain Material U.S. Federal Income Tax Consequences of the Merger.”

Risks Relating to TPIC’s and FLEX’s Business and Structure

Except for the investments described herein this joint proxy statement and prospectus, TPIC has not identified specific investments that it will make prior to consummation of the Merger, and you will not have the opportunity to evaluate TPIC’s future investments prior to voting to approve the Merger.

Except for the investments described herein this joint proxy statement and prospectus, neither TPIC nor the TPIC Investment Adviser has identified, made or contracted to make any investments prior to consummation of the Merger. As a result, you will not be able to evaluate the economic merits, transaction terms or other financial or operational data concerning TPIC’s future investments prior to voting on the Merger. You must rely on the New Investment Adviser and TPIC’s board of directors to implement its investment policies, evaluate its investment opportunities and structure the terms of its investments after consummation of the Merger.

TPIC has not established any limit on the amount of funds it may use from available sources, such as borrowings, if any, or proceeds from its offering, to fund distributions (which may reduce the amount of capital it ultimately invests in assets).

For a significant time after the commencement of its offering, a substantial portion of TPIC’s distributions resulted from expense reimbursements from the TPIC Investment Adviser, which are subject to repayment by TPIC. The purpose of this arrangement was to reduce TPIC’s operating expenses; to avoid such distributions being characterized as returns of capital for tax purposes and to attempt to ensure that no portion of TPIC’s distributions to stockholders were be paid from offering proceeds. Beginning with the year ended December 31, 2016, the TPIC Investment Adviser began to reimburse less than 100% of TPIC’s expenses. As a result, a portion of the distributions TPIC has paid in the past, and a portion of the distributions that FLEX may continue to pay following the Merger, may come from offering proceeds. Shareholders should understand that any such distributions are not based on TPIC’s investment performance, and can only be sustained if FLEX achieves positive investment performance in future periods and/or the New Investment Adviser agrees to make expense reimbursements. Shareholders should also understand that, following the Merger, FLEX’s future repayments will reduce the distributions that they would otherwise receive. There can be no assurance that, following the Merger, FLEX will achieve such performance in order to sustain these distributions, or be able to pay distributions at all.

A failure on FLEX’s part to maintain its qualification as a BDC would significantly reduce FLEX’s operating flexibility.

If FLEX fails to continuously qualify as a BDC, FLEX might become subject to regulation as a registered closed-end investment company under the 1940 Act, which would significantly decrease FLEX’s operating flexibility. In addition, failure to comply with the requirements imposed on BDCs by the 1940 Act could cause the SEC to bring an enforcement action against FLEX. For additional information on the qualification requirements of a BDC, see “Regulation of TPIC.”

Regulations governing FLEX’s operation as a BDC and RIC will affect FLEX’s ability to raise, and the way in which FLEX raises, additional capital or borrows for investment purposes, which may have a negative effect on FLEX’s growth.

In order to qualify as a RIC for U.S. federal income tax purposes, FLEX must, among other things, satisfy an annual distribution requirement. As a result, in order to fund new investments, FLEX may need to periodically access the capital markets to raise cash. FLEX may do so by issuing “senior securities,” including borrowing money from banks or other financial institutions and issuing preferred stock, up to the maximum amount allowed under the 1940 Act—which allows FLEX to borrow only in amounts such that FLEX’s asset coverage, as defined in the 1940 Act, equals at least 200% (or 150% if approved by TPIC stockholders in connection herewith) of FLEX’s gross assets less all of FLEX’s liabilities not represented by senior securities, immediately after each issuance of senior securities. FLEX’s ability to issue different types of securities is also limited. Compliance with these requirements may unfavorably limit FLEX’s investment opportunities and reduce FLEX’s ability, in comparison to other companies, to profit from favorable spreads between the rates at which FLEX can borrow and the rates at which FLEX can lend. As a BDC, therefore, FLEX may need to issue equity more frequently than FLEX’s privately-owned competitors, which may lead to greater stockholder dilution.

Further, following completion of the Merger, FLEX will be required to conduct the special repurchase offer, which could obligate it to purchase up to all of the shares of TPIC held by TPIC stockholders as of the date that Proposal 4 is approved. FLEX will be required to have sufficient liquidity in order to conduct the special repurchase offer, and this increased need for liquidity could adversely affect FLEX’s ability to borrow money and could otherwise have an adverse effect on FLEX’s operations following the Merger.

If the value of FLEX’s assets declines, FLEX may be unable to satisfy the asset coverage test, which would prohibit it from making distributions and could prevent it from qualifying as a RIC. If FLEX cannot satisfy the asset coverage test, FLEX may be required to sell a portion of its’s investments and, depending on the nature of its debt financing, repay a portion of its indebtedness at a time when such sales may be disadvantageous.

If FLEX issues preferred stock, it would rank senior to FLEX’s common stock in FLEX’s capital structure and preferred stockholders would have separate voting rights on certain matters and might have other rights, preferences (including as to distributions) and privileges more favorable than those of FLEX’s common stockholders. The presence of preferred stock could have the effect of delaying or preventing a change in control or other transaction that might provide a premium price of FLEX’s common stockholders or otherwise be in such stockholders’ best interest. Holders of FLEX’s common stock would directly or indirectly bear all of the costs associated with offering and servicing any preferred stock that FLEX issue. FLEX currently does not intend to issue any preferred stock.

FLEX generally is not able to issue or sell its common stock at a price below net asset value per share, which may be a disadvantage as compared with other public companies. FLEX may, however, sell its common stock, or warrants, options or rights to acquire its common stock, at a price below the current net asset value per share of the common stock if FLEX’s board of directors and independent directors determine that such sale is in FLEX’s best interests and the best interests of its stockholders, and FLEX’s stockholders (as well as those stockholders that are not affiliated with FLEX) approve such sale. In any such case, the price at which FLEX’s securities are to be issued and sold may not be less than a price that, in the determination of its board of directors, closely approximates the market value of such securities (less any underwriting commission or discount). If FLEX’s common stock trades at a discount to FLEX’s net asset value per share, this restriction could adversely affect FLEX’s ability to raise capital.

FLEX also may make rights offerings to FLEX’s stockholders at prices less than net asset value per share, subject to applicable requirements of the 1940 Act. If FLEX raises additional funds by issuing more shares of FLEX’s common stock or issuing senior securities convertible into, or exchangeable for, FLEX’s common stock, the percentage ownership of FLEX’s stockholders may decline at that time and FLEX’s stockholders may experience dilution. Moreover, FLEX can offer no assurance that FLEX will be able to issue and sell additional equity securities in the future on terms favorable to FLEX or at all.

In addition, FLEX may in the future seek to securitize FLEX’s portfolio securities to generate cash for funding new investments. To securitize loans, FLEX would likely create a wholly-owned subsidiary and contribute a pool of loans to the subsidiary. FLEX would then sell interests in the subsidiary on a non-recourse basis to purchasers and FLEX would retain all or a portion of the equity in the subsidiary. An inability to successfully securitize FLEX’s loan portfolio could limit FLEX’s ability to grow FLEX’s business or fully execute FLEX’s business strategy and may decrease FLEX’s earnings, if any. The securitization market is subject to changing market conditions and FLEX may not be able to access this market when FLEX would otherwise deem appropriate. Moreover, the successful securitization of FLEX’s portfolio might expose FLEX to losses as the residual investments in which FLEX does not sell interests will tend to be those that are riskier and more apt to generate losses. The 1940 Act also may impose restrictions on the structure of any securitization.

A significant portion of FLEX’s investment portfolio will be recorded at fair value as determined in good faith by FLEX’s board of directors and, as a result, there could be uncertainty as to the actual market value of FLEX’s portfolio investments.

Under the 1940 Act, FLEX will be required to carry its portfolio investments at market value or, if there is no readily available market value, at fair value, as determined by FLEX’s board of directors. Since most of FLEX’s investments will not be publicly-traded or actively traded on a secondary market, FLEX’s board of directors will determine their fair value quarterly in good faith.

Factors that may be considered in determining the fair value of FLEX’s investments include: dealer quotes for securities traded on the secondary market for institutional investors, the nature and realizable value of any related collateral, the earnings of the portfolio company and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparison to comparable publicly-traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, FLEX’s determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Due to this uncertainty, FLEX’s fair value determinations may cause its net asset value per share on a given date to materially understate or overstate the value that FLEX may ultimately realize upon the sale of one or more of FLEX’s investments.

The amount and timing of distributions are uncertain and distributions may be funded from the proceeds of FLEX’s offering and may represent a return of capital.

The amount of any distributions FLEX may pay is uncertain. FLEX cannot assure you that FLEX will achieve investment results that will allow it to make a specified level of cash distributions or year-to-year increases in cash distributions. FLEX’s distributions to its stockholders may exceed FLEX’s earnings, particularly during the period before FLEX has substantially invested the net proceeds from its offering. FLEX may fund distributions from the uninvested proceeds of its public offering and borrowings, and FLEX has not established limits on the amount of funds it may use from net offering proceeds or borrowings to make any such distributions. Therefore, portions of the distributions that FLEX pay may represent a return of your capital rather than a return on your investment, which will lower your tax basis in your shares and reduce the amount of funds FLEX has for investment in targeted assets.

FLEX may not be able to pay you distributions, and FLEX’s distributions may not grow over time. FLEX’s ability to pay distributions might be adversely affected by, among other things, the effect of one or more of the risk factors described in this joint proxy statement and prospectus. In addition, the inability to satisfy the asset coverage test applicable to FLEX as a BDC can limit FLEX’s ability to pay distributions.

FLEX’s board of directors may change FLEX’s operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

FLEX’s board of directors has the authority to modify or waive FLEX’s operating policies, investment criteria and strategies without prior notice and without stockholder approval. FLEX cannot predict the effect any changes to FLEX’s operating policies, investment criteria and strategies would have on FLEX’s business, net asset value per share, operating results and value of FLEX’s stock. However, the effects might be adverse, which could negatively impact FLEX’s ability to pay distributions and cause its stockholders to lose all or part of their investment.

If FLEX borrows money, the potential for gain or loss on amounts invested in it will be magnified and may increase the risk of investing in FLEX.

Borrowings, also known as leverage, magnify the potential for gain or loss on invested equity capital. The use of leverage to partially finance FLEX’s investments, through borrowings from banks and other lenders, will increase the risk of investing in FLEX’s common stock. If the value of FLEX’s assets decreases, leveraging would cause FLEX’s net asset value per share to decline more sharply than it otherwise would have had FLEX not leveraged. Similarly, any decrease in FLEX’s income would cause net income to decline more sharply than it would have had FLEX not borrowed. Such a decline could negatively affect FLEX’s ability to make distributions. Leverage is generally considered a speculative investment technique.

Because FLEX intends to distribute substantially all of FLEX’s income to FLEX’s stockholders in connection with FLEX’s election to be treated as a RIC, FLEX will continue to need additional capital to finance FLEX’s growth. If additional funds are unavailable or not available on favorable terms, FLEX’s ability to grow will be impaired.

In order to qualify for the tax benefits available to RICs and to eliminate its liability for U.S. federal income and excise taxes, FLEX intends to distribute to FLEX’s stockholders each year substantially all of its annual taxable income, except that FLEX may retain certain net capital gains for investment, and treat such amounts as deemed distributions to FLEX’s stockholders. If FLEX elects to treat any amounts as deemed distributions, FLEX must pay income taxes at the corporate rate on such deemed distributions on behalf of FLEX’s stockholders. As a result of these requirements, FLEX will likely need to raise capital from other sources to grow FLEX’s business. As a BDC, FLEX generally is required to meet a coverage ratio of total assets, less liabilities and indebtedness not represented by senior securities, to total senior securities, which includes all of FLEX’s borrowings and any outstanding preferred stock, of at least 200% (or 150% if approved by TPIC stockholders in connection herewith). For a discussion of the circumstances under which FLEX’s asset coverage requirement could be reduced to 150%, see “Risk Factors—Risks Relating to BDCs—Recent legislation will allow FLEX to incur additional leverage.” These requirements limit the amounts FLEX may borrow. Because FLEX will need capital to grow its investment portfolio, these limitations may prevent FLEX from incurring debt and require it to raise additional equity at a time when it may be disadvantageous to do so.

While FLEX expects to be able to borrow and to issue additional debt and equity securities, FLEX cannot assure you that debt and equity financing will be available to it on favorable terms or at all. Also, as a BDC, FLEX generally will not be permitted to issue equity securities at a price below net asset value per share without stockholder approval. If additional funds are not available to it, FLEX could be forced to curtail or cease new investment activities, and FLEX’s net asset value per share and share price could decline. Lastly, any additional equity raised will dilute the interest of current investors.

In selecting and structuring investments appropriate for it, the New Investment Adviser will consider the investment and tax objectives of FLEX and its stockholders as a whole, not the investment, tax or other objectives of any stockholder individually.

FLEX’s stockholders may have conflicting investment, tax and other objectives with respect to their investments in it. The conflicting interests of individual stockholders may relate to or arise from, among other things, the nature of FLEX’s investments, the structure or the acquisition of FLEX’s investments, and the timing of disposition of FLEX’s investments. As a consequence, conflicts of interest may arise in connection with decisions made by the New Investment Adviser, including with respect to the nature or structuring of FLEX’s investments that may be more beneficial for one stockholder than for another stockholder, especially with respect to stockholders’ individual tax situations.

FLEX may pursue strategic acquisitions.

FLEX may pursue growth through acquisitions of other BDCs or registered investment companies, acquisitions of critical business partners or other strategic initiatives. Attempts to expand FLEX’s business involve a number of special risks, including some or all of the following:

●	the required investment of capital and other resources;

●	the assumption of liabilities in any acquired business;

●	the disruption of FLEX’s ongoing business; and

●	increasing demands on FLEX’s operational and management systems and controls.

If FLEX is unable to consummate or successfully integrate development opportunities, acquisitions or joint ventures, FLEX may not be able to implement FLEX’s growth strategy successfully.

FLEX’s growth strategy may include the selective development or acquisition of other BDCs, funds, asset management businesses, advisory businesses or other businesses or financial products complementary to FLEX’s business where FLEX thinks it can add substantial value or generate substantial returns. The success of this strategy will depend on, among other things: (a) the availability of suitable opportunities, (b) the level of competition from other companies that may have greater financial resources, (c) FLEX’s ability to value potential development or acquisition opportunities accurately and negotiate acceptable terms for those opportunities, (d) FLEX’s ability to identify and enter into mutually beneficial relationships with venture partners and (e) FLEX’s ability to properly manage conflicts of interest. Moreover, even if FLEX is able to identify and successfully complete an acquisition, FLEX may encounter unexpected difficulties or incur unexpected costs associated with integrating and overseeing the operations of the new business or activities. If FLEX is not successful in implementing FLEX’s growth strategy, FLEX’s business and results of operations may be adversely affected.

Risks Relating to the New Investment Adviser and Its Affiliates

FLEX will rely on the New Investment Adviser and its investment personnel for the selection of FLEX’s assets and the monitoring of FLEX’s investments.

FLEX will have no internal employees. FLEX will depend on the ability, diligence, skill and network of business contacts of the New Investment Adviser, and its investment committee to identify potential investments, to negotiate such acquisitions, to oversee the management of the investments, and to arrange their timely disposition. The departure of any of the members of the New Investment Adviser could have a material adverse effect on FLEX’s ability to achieve its investment objectives. There can be no assurances that the individuals currently employed by the New Investment Adviser who will manage FLEX’s portfolio will continue to be employed by the New Investment Adviser or that the New Investment Adviser will be able to obtain suitable replacements if they leave. In addition, FLEX can offer no assurance that the New Investment Adviser will remain FLEX’s investment adviser, or that FLEX will continue to have access to their investment professionals or their information and deal flow.

There are significant potential conflicts of interest which could adversely impact FLEX’s investment returns.

FLEX’s executive officers and directors, and the principals of the New Investment Adviser serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as FLEX does or of investment funds managed by their affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of FLEX or FLEX’s stockholders. In addition, in the future, the principals of the New Investment Adviser may manage other funds which may from time to time have overlapping investment objectives with FLEX and, accordingly, may invest in asset classes similar to those targeted by FLEX. If this should occur, the principals of the New Investment Adviser may face conflicts of interest in the allocation of investment opportunities to FLEX and such other funds. Although the New Investment Adviser’s investment professionals may endeavor to create independent teams to represent conflicting parties and to allocate investment opportunities in a fair and equitable manner, it is possible that FLEX may not be given the opportunity to participate in certain investments made by such other funds. Finally, the New Investment Adviser and its affiliates, including FLEX’s officers and certain of FLEX’s directors, face conflicts of interest as a result of compensation arrangements between FLEX and certain of FLEX’s portfolio companies, which could result in actions that are not in the best interests of FLEX’s stockholders. In light of such potential conflicts, and as required under the Advisers Act, the New Investment Adviser has adopted a Code of Ethics that, among other things, is intended to provide a framework of principles and procedures for resolving conflicts of interest in a manner consistent with the New Investment Adviser’s fiduciary obligations to its clients.

The involvement of the New Investment Adviser’s investment professionals in FLEX’s valuation process may create conflicts of interest.

FLEX’s portfolio investments will generally not be in publicly-traded securities. As a result, the value of these securities will not be readily available. FLEX will value these securities at fair value as determined in good faith by FLEX’s board of directors. In connection with that determination, investment professionals from the New Investment Adviser will prepare valuations based upon the most recent financial statements and projected financial results available from FLEX’s investments. The participation of the New Investment Adviser’s investment professionals in FLEX’s valuation process could result in a conflict of interest as the New Investment Adviser’s management fee is based, in part, on FLEX’s average total assets.

FLEX’s fee structure may induce the New Investment Adviser to cause FLEX to borrow and make speculative investments.

FLEX will pay management and incentive fees to the New Investment Adviser based on FLEX’s total assets, including indebtedness. As a result, investors in FLEX’s common stock will invest on a “gross” basis and receive distributions on a “net” basis after payment of such fees and other expenses resulting in a lower rate of return than one might achieve through direct investments. FLEX’s base management fee will be payable based upon FLEX’s average total assets, which would include any borrowings. This may encourage the New Investment Adviser to use leverage to make additional investments and grow FLEX’s asset base, which would involve the risks attendant to leverage discussed elsewhere in this joint proxy statement and prospectus. In addition, the incentive fee payable by FLEX to the New Investment Adviser may create an incentive for it to use leverage and make investments on FLEX’s behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement, which could result in higher investment losses, particularly during cyclical economic downturns.

The incentive fee payable by FLEX to the New Investment Adviser also may create an incentive for the New Investment Adviser to favor investments that have a deferred interest feature or no interest income, but higher potential total returns. As the New Investment Adviser has agreed to waive any incentive fee on current income which it could have received in accordance with the Advisers Act, it could potentially be incentivized to seek riskier investments with greater capital gains, while eschewing investments with an increased current income feature.

In view of these factors, among other things, FLEX’s board of directors is charged with protecting FLEX’s interests by monitoring how the New Investment Adviser addresses these and other potential conflicts of interests associated with its services and compensation. While FLEX’s board of directors will not review or approve each investment, FLEX’s independent directors will periodically review the New Investment Adviser’s services and portfolio decisions and performance, as well as the appropriateness of its compensation in light of such factors.

Risks Relating to FLEX’s Investments

FLEX’s investments in prospective portfolio companies may be risky, and FLEX could lose all or part of its investment.

FLEX’s investments in syndicated senior secured first lien loans, syndicated senior secured second lien loans, senior secured bonds, subordinated debt and equity of private U.S. companies, including middle market companies, may be risky and there is no limit on the amount of any such investments in which FLEX may invest.

Syndicated Senior Secured First Lien Loans, Syndicated Senior Secured Second Lien Loans and Senior Secured Bonds. There is a risk that any collateral pledged by portfolio companies in which FLEX has taken a security interest may decrease in value over time or lose its entire value, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. To the extent FLEX’s debt investment is collateralized by the securities of a portfolio company’s subsidiaries, such securities may lose some or all of their value in the event of the bankruptcy or insolvency of the portfolio company. Also, in some circumstances, FLEX’s security interest may be contractually or structurally subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the debt. Secured debt that is under-collateralized involves a greater risk of loss. In addition, senior secured second lien debt is granted a second priority security interest in collateral, which means that any realization of collateral will generally be applied to pay senior secured first lien debt in full before senior secured second lien debt is paid. Consequently, the fact that debt is secured does not guarantee that FLEX will receive principal and interest payments according to the debt’s terms, or at all, or that FLEX will be able to collect on the debt should FLEX be forced to enforce its remedies.

Subordinated Debt. FLEX’s subordinated debt investments will generally rank junior in priority of payment to senior debt and will generally be unsecured. This may result in a heightened level of risk and volatility or a loss of principal, which could lead to the loss of the entire investment. These investments may involve additional risks that could adversely affect FLEX’s investment returns. To the extent interest payments associated with such debt are deferred, such debt may be subject to greater fluctuations in valuations, and such debt could subject FLEX and its stockholders to non-cash income. Because FLEX will not receive any principal repayments prior to the maturity of some of its subordinated debt investments, such investments will be of greater risk than amortizing loans.

Equity Investments. FLEX may make select equity investments. In addition, in connection with FLEX’s debt investments, FLEX may on occasion receive equity interests such as warrants or options as additional consideration. The equity interests FLEX receives may not appreciate in value and, in fact, may decline in value. Accordingly, FLEX may not be able to realize gains from its equity interests, and any gains that FLEX does realize on the disposition of any equity interests may not be sufficient to offset any other losses FLEX experiences.

Non-U.S. Securities. FLEX may invest in non-U.S. securities, which may include securities denominated in U.S. dollars or in non-U.S. currencies, to the extent permitted by the 1940 Act. Because evidences of ownership of such securities usually are held outside the United States, FLEX would be subject to additional risks if it invested in non-U.S. securities, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the non-U.S. securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. Because non-U.S. securities may be purchased with and payable in foreign currencies, the value of these assets as measured in U.S. dollars may be affected unfavorably by changes in currency rates and exchange control regulations.

Below Investment Grade Risk. In addition, FLEX may invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “high yield” or “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid.

Investing in small and mid-sized companies involves a number of significant risks.

Investing in small and mid-sized companies involves a number of significant risks. Among other things, these companies:

●	May have shorter operating histories, narrower product lines, smaller market shares and/or significant customer concentrations than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

●	May have limited financial resources and limited access to capital markets and may be unable to meet their obligations under their debt instruments, some of which FLEX may hold or may be senior to us;

●	Are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the company and, in turn, on us. As well, limited resources may make it difficult to attract the necessary talent or invest in the necessary infrastructure to help the company grow;

●	Generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position; and

●	Generally have less publicly available information about their businesses, operations and financial condition. If FLEX is unable to uncover all material information about these companies, FLEX may not make a fully informed investment decision, and may lose all or part of its investment.

In addition, in the course of providing significant managerial assistance to certain of FLEX’s portfolio companies, certain of FLEX’s officers and directors may serve as directors on the boards of such companies. To the extent that litigation arises out of FLEX’s investments in these companies, FLEX’s officers and directors may be named as defendants in such litigation, which could result in an expenditure of funds (through FLEX’s indemnification of such officers and directors) and the diversion of management time and resources.

An investment strategy focused primarily on privately-held companies presents certain challenges, including the lack of available information about these companies.

FLEX will invest primarily in privately-held companies. These investments are typically illiquid. As such, FLEX may have difficulty exiting an investment promptly at a desired price or outside of a normal amortization schedule for debt investments. Private companies also have reduced access to the capital markets, resulting in diminished capital resources and ability to withstand financial distress. In addition, little public information generally exists about these companies, which may include a lack of audited financial statements and ratings by third parties. FLEX must therefore rely on the ability of the New Investment Adviser to obtain adequate information to evaluate the potential risks of investing in these companies. These companies and their financial information may not be subject to the Sarbanes-Oxley Act and other rules that govern public companies. If FLEX is unable to uncover all material information about these companies, FLEX may not make a fully informed investment decision, and FLEX may lose money on its investments. These factors could affect FLEX’s investment returns.

Defaults by FLEX’s portfolio companies will harm FLEX’s operating results.

The failure of a portfolio company in which FLEX makes a debt investment to satisfy financial or operating covenants imposed by it or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the ability of the company to meet its obligations under the debt or equity securities that FLEX holds. FLEX may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company, which may include the waiver of certain financial covenants.

FLEX’s portfolio companies may incur debt that ranks equally with, or senior to, FLEX’s debt investments in such companies.

For FLEX’s debt investments, FLEX intends to invest primarily in first lien, second lien and, to a lesser extent, subordinated debt issued by private U.S. companies, including middle market private U.S. companies. FLEX’s portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which FLEX invests. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which FLEX is entitled to receive payments with respect to the debt instruments in which FLEX invests. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to FLEX’s investment in that portfolio company would typically be entitled to receive payment in full before FLEX receives any proceeds. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to FLEX. In the case of debt ranking equally with debt instruments in which FLEX invests, FLEX would have to share on a proportionate basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

If FLEX makes unsecured investments, those investments might not generate sufficient cash flow to service their debt obligations.

FLEX may make unsecured debt investments and debt investments that are subordinated to other obligations of the obligor. Unsecured investments often reflect a greater possibility that adverse changes in the financial condition of the obligor or in general economic conditions (including, for example, a substantial period of rising interest rates or declining earnings) or both may impair the ability of the obligor to make payment of principal and interest. If FLEX makes an unsecured investment in a company, that company may be highly leveraged, and its relatively high debt-to-equity ratio may create increased risks that its operations might not generate sufficient cash flow to service its debt obligations to FLEX and to more senior lenders.

If FLEX invests in the securities and obligations of distressed and bankrupt issuers, FLEX might not receive interest or other payments.

FLEX is authorized to invest in the securities and obligations of distressed and bankrupt issuers, including debt obligations that are in covenant or payment default. Such investments generally are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer of those obligations might not make any interest or other payments.

There may be circumstances where FLEX’s debt investments could be subordinated to claims of other creditors or FLEX could be subject to lender liability claims.

If one of FLEX’s portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which FLEX actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize FLEX’s debt investment and subordinate all or a portion of FLEX’s claim to that of other creditors. FLEX may also be subject to lender liability claims for actions taken by it with respect to a borrower’s business or in instances where FLEX exercises control over the borrower or renders significant managerial assistance.

FLEX generally will not control the portfolio companies in which it makes debt investments.

FLEX does not expect to control its portfolio companies in which it makes debt investments, even though FLEX may have board representation or board observation rights, and FLEX’s debt agreements with such portfolio companies may contain certain restrictive covenants. As a result, FLEX is subject to the risk that a portfolio company in which FLEX makes debt investments may make business decisions with which FLEX disagrees and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve FLEX’s interests as debt investors. Due to the lack of liquidity for FLEX’s debt investments in non-traded companies, FLEX may not be able to dispose of its interests in its portfolio companies as readily as it would like or at an appropriate valuation. As a result, a portfolio company may make decisions that could decrease the value of FLEX’s portfolio holdings.

To the extent original issue discount (“OID”) constitutes a portion of FLEX’s income, FLEX will be exposed to risks associated with the deferred receipt of cash representing such income.

FLEX’s investments may include OID instruments. To the extent OID constitutes a portion of FLEX’s income, FLEX will be exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash, including the following:

●	OID instruments may create heightened credit risks because the inducement to trade higher rates for the deferral of cash payments typically represents, to some extent, speculation on the part of the borrower.

●	For accounting purposes, cash distributions to stockholders representing original issue discount income do not come from paid-in capital, although they may be paid from the offering proceeds. Thus, although a distribution of OID income comes from the cash invested by the stockholders, the 1940 Act does not require that stockholders be given notice of this fact.

●	OID creates risk of non-refundable cash payments to the New Investment Adviser based on non-cash accruals that may never be realized.

●	Interest rates payable on OID instruments, including payment-in-kind (“PIK”) loans are higher because the deferred interest payments are discounted to reflect the time-value of money and because PIK instruments generally represent a significantly higher credit risk than coupon loans.

●	OID and PIK instruments may have unreliable valuations because the accruals require judgments about collectability of the deferred payments and the value of the associated collateral.

●	An election to defer PIK interest payments by adding them to the principal of such instruments increases FLEX’s total assets, which increases future base management fees, and, because interest payments will then be payable on a larger principal amount, the election also increases the New Investment Adviser’s future income incentive fees at a compounding rate.

●	Market prices of PIK instruments and other zero coupon instruments are affected to a greater extent by interest rate changes, and may be more volatile than instruments that pay interest periodically in cash. While PIK instruments are usually less volatile than zero coupon debt instruments, PIK instruments are generally more volatile than cash-pay securities.

●	The deferral of PIK interest on a loan increases its loan-to-value ratio, which is a measure of the riskiness of a loan.

●	Even if the conditions for income accrual under GAAP are satisfied, a borrower could still default when actual payment is due upon the maturity of such loan.

●	The required recognition of OID, including PIK, interest for U.S. federal income tax purposes may have a negative impact on liquidity, because it represents a non-cash component of FLEX’s investment company taxable income that must, nevertheless, be distributed in cash to investors to avoid it being subject to corporate-level U.S. federal income taxation.

Second priority liens on collateral securing loans that FLEX makes to a company may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

Certain loans that FLEX makes to portfolio companies will be secured on a second priority basis by the same collateral securing such companies’ senior secured debt. The first priority liens on the collateral will secure the obligations of the companies to their senior lenders and may secure certain other future debt that may be permitted to be incurred by the company under the agreements governing the senior loans. The holders of senior secured obligations will generally control the liquidation of the collateral and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before FLEX receives any funding. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the loan obligations secured by second priority liens after payment in full of all senior secured obligations. If such proceeds are not sufficient to repay amounts owed to junior lenders, then FLEX, to the extent FLEX is not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the company’s remaining assets, if any.

The rights FLEX may have with respect to the collateral securing the loans FLEX makes to a company with outstanding senior debt may also be limited pursuant to the terms of one or more intercreditor agreements that

FLEX enters into with the senior lenders. Under such agreements, at any time that senior secured obligations are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the senior secured obligations: the ability to cause the commencement of enforcement proceedings against the collateral; the ability to control the conduct of such proceedings; the approval of amendments to collateral documents; releases of liens on the collateral; and waivers of past defaults under collateral documents. FLEX may not have the ability to control or direct such actions, even if its rights are adversely affected.

FLEX may incur lender liability as a result of its lending activities.

In recent years, a number of judicial decisions have upheld the right of borrowers and others to sue lending institutions on the basis of various evolving legal theories generally referred to as “lender liability.” Lender liability is generally based on the idea that a lender has either violated a contractual or implied duty of good faith and fair dealing owed to the borrower or has assumed a degree of control over the borrower resulting in the creation of fiduciary duties owed to the borrower, its stockholders and its other creditors. As a lender, FLEX may be subject to allegations of lender liability, which could be costly to defend and a distraction to FLEX’s management and could result in significant liability.

FLEX will experience fluctuations in its quarterly operating results.

FLEX will experience fluctuations in its quarterly operating results due to a number of factors, including its ability or inability to make investments in companies that meet its investment criteria, the interest rates payable on the debt securities it acquires, the default rate on such securities, the level of its expenses, variations in, and the timing of, its recognition of realized and unrealized gains or losses, the degree to which it encounters competition in its market and general economic conditions. As a result of these factors, results for any period should not be relied on as being indicative of FLEX’s performance in future periods.

FLEX may focus its investments in companies in a particular industry or industries.

If FLEX focuses its investments in companies in a particular industry or industries, any adverse conditions that disproportionately impact that industry or industries may have a magnified adverse effect on FLEX’s operating results.

FLEX may from time to time enter into total return swaps or other derivative transactions which exposes it to certain risks, including credit risk, market risk, liquidity risk and other risks similar to those associated with the use of leverage.

FLEX may from time to time enter into total return swaps or other derivative transactions that seek to modify or replace the investment performance of a particular reference security or other asset. These transactions are typically individually negotiated, non-standardized agreements between two parties to exchange payments, with payments generally calculated by reference to a notional amount or quantity. Swap contracts and similar derivative contracts are not traded on exchanges; rather, banks and dealers act as principals in these markets. These investments may present risks in excess of those resulting from the referenced security or other asset. Because these transactions are not an acquisition of the referenced security or other asset itself, the investor has no right directly to enforce compliance with the terms of the referenced security or other asset and has no voting or other consensual rights of ownership with respect to the referenced security or other asset. In the event of insolvency of a counterparty, FLEX will be treated as a general creditor of the counterparty and will have no claim of title with respect to the referenced security or other asset.

A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in the market value of the referenced security or other assets underlying the total return swap during a specified period, in return for periodic payments based on a fixed or variable interest rate.

A total return swap is subject to market risk, liquidity risk and risk of imperfect correlation between the value of the total return swap and the debt obligations underlying the total return swap. In addition, FLEX may incur certain costs in connection with a total return swap that could in the aggregate be significant.

        A derivative transaction is also subject to the risk that a counterparty will default on its payment obligations thereunder or that FLEX will not be able to meet its obligations to the counterparty. In some cases, FLEX may post collateral to secure its obligations to the counterparty, and FLEX may be required to post additional collateral upon the occurrence of certain events such as a decrease in the value of the reference security or other asset. In some cases, the counterparty may not collateralize any of its obligations to FLEX.

Derivative investments effectively add leverage to a portfolio by providing investment exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. In addition to the risks described above, such arrangements are subject to risks similar to those associated with the use of leverage.

FLEX’s portfolio companies may be highly leveraged.

Some of FLEX’s portfolio companies may be highly leveraged, which may have adverse consequences to these companies and to FLEX as an investor. These companies may be subject to restrictive financial and operating covenants and the leverage may impair these companies’ ability to finance their future operations and capital needs. As a result, these companies’ flexibility to respond to changing business and economic conditions and to take advantage of business opportunities may be limited. Further, a leveraged company’s income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used.

Risks Relating to FLEX’s Investments in CLOs

FLEX’s investments in CLOs may be riskier and less transparent to FLEX and its stockholders than direct investments in the underlying companies.

Under its new investment strategy following completion of the Merger, FLEX may invest up to 30% of its investment portfolio in CLOs, including private equity (both common and preferred), dividend-paying equity, royalties, and the equity and junior debt tranches of CLOs. Generally, there may be less information available to FLEX regarding the underlying debt investments held by CLOs than if it had invested directly in the debt of the underlying companies. As a result, FLEX’s stockholders will not know the details of the underlying securities of the CLOs in which FLEX will invest. FLEX’s investments in the equity and junior debt tranches of CLOs are subject to the risk of leverage associated with the debt issued by such CLOs and the repayment priority of senior debt holders in such CLOs. FLEX’s investments in portfolio companies may be risky, and it could lose all or part of its investment.

FLEX’s financial results may be affected adversely if one or more of its significant equity or junior debt investments in a CLO vehicle defaults on its payment obligations or fails to perform as FLEX expects.

Under the new investment strategy that will be implemented following completion of the Merger, FLEX may invest up to 30% of its portfolio in private equity (both common and preferred), dividend-paying equity, royalties, and the equity and junior debt tranches of CLOs, which involve a number of significant risks. CLOs are typically highly levered up to approximately 10 times, and therefore the junior debt and equity tranches that FLEX will invest in are subject to a higher risk of total loss. FLEX will generally have the right to receive payments only from the CLOs, and will generally not have direct rights against the underlying borrowers or the entities that sponsored the CLOs. Although it is difficult to predict whether the prices of indices and securities underlying CLOs will rise or fall, these prices, and, therefore, the prices of the CLOs, will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally.

The investments FLEX makes in CLOs will generally be thinly traded or have only a limited trading market. CLO investments are typically privately offered and sold, in the primary and secondary markets. As a result, investments in CLOs may be characterized as illiquid securities. In addition to the general risks associated with investing in debt securities, CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from the underlying senior secured loans will not be adequate to make interest or other payments; (ii) the quality of the underlying senior secured loans may decline in value or default; and (iii) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the CLO or unexpected investment results. Further, FLEX’s investments in equity and junior debt tranches of CLOs would be subordinate to the senior debt tranches thereof.

Investments in structured vehicles, including equity and junior debt instruments issued by CLOs, involve risks, including credit risk and market risk. Changes in interest rates and credit quality may cause significant price fluctuations. Additionally, changes in the underlying senior secured loans held by a CLO may cause payments on the instruments FLEX holds to be reduced, either temporarily or permanently. Structured investments, particularly the subordinated interests in which FLEX invests, are less liquid than many other types of securities and may be more volatile than the senior secured loans underlying the CLOs in which FLEX invests.

CLOs typically will have no significant assets other than their underlying senior secured loans; payments on CLO investments are and will be payable solely from the cash flows from such senior secured loans.

CLOs typically will have no significant assets other than their underlying senior secured loans. Accordingly, payments on CLO investments are and will be payable solely from the cash flows from such senior secured loans, net of all management fees and other expenses. Payments to FLEX as a holder of CLO junior securities are and will be made only after payments due on the senior secured notes, and, where appropriate, the junior secured notes, have been made in full. This means that relatively small numbers of defaults of senior secured loans may adversely impact FLEX’s return on its CLO investments.

FLEX’s CLO investments will be exposed to leveraged credit risk.

Generally, when FLEX invests in CLOs, it will be in a subordinated position with respect to realized losses on the senior secured loans underlying FLEX’s investments in the equity and junior debt tranches of CLOs. The leveraged nature of CLOs, in particular, magnifies the adverse impact of senior secured loan defaults. CLO investments represent a leveraged investment with respect to the underlying senior secured loans. Therefore, changes in the market value of the CLO investments could be greater than the change in the market value of the underlying senior secured loans, which are subject to credit, liquidity and interest rate risk.

There is the potential for interruption and deferral of cash flow from CLO investments.

If certain minimum collateral value ratios and/or interest coverage ratios are not met by a CLO, primarily due to senior secured loan defaults, then cash flow that otherwise would have been available to pay distributions to FLEX on its investments in the equity and junior debt tranches of CLOs may instead be used to redeem any senior notes or to purchase additional senior secured loans, until the ratios again exceed the minimum required levels or any senior notes are repaid in full. This could result in an elimination, reduction or deferral in the distribution and/or principal paid to the holders of the CLO investments, which would adversely impact FLEX’s return on its CLO investments.

Investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.

FLEX’s CLO investment strategy will allow investments in foreign CLOs. Investing in foreign entities may expose FLEX to additional risks not typically associated with investing in U.S. issuers. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. Further, FLEX, and the CLOs in which it invests, may have difficulty enforcing creditor’s rights in foreign jurisdictions. In addition, the underlying companies of the CLOs in which FLEX invests may be foreign, which may create greater exposure for FLEX to foreign economic developments.

The payment of underlying portfolio manager fees and other charges on CLO investments could adversely impact FLEX’s return on its CLO investments.

FLEX may invest in CLO investments where the underlying portfolio securities may be subject to management, administration and incentive or performance fees, in addition to those payable by FLEX. Payment of such additional fees could adversely impact the returns FLEX achieves on its CLO investments.

The inability of a CLO collateral manager to reinvest the proceeds of the prepayment of senior secured loans may adversely affect FLEX.

There can be no assurance that for any CLO investment, in the event that any of the senior secured loans of a CLO underlying such investment are prepaid, the CLO collateral manager will be able to reinvest such proceeds in new senior secured loans with equivalent investment returns. If the CLO collateral manager cannot reinvest in new senior secured loans with equivalent investment returns, the interest proceeds available to pay interest on the rated liabilities and investments may be adversely affected, which in turn could affect FLEX’s return on such investment.

FLEX’s CLO investments are subject to prepayments and calls, increasing re-investment risk.

FLEX’s CLO investments and/or the underlying senior secured loans may prepay more quickly than expected, which could have an adverse impact on their value. Prepayment rates are influenced by changes in interest rates and a variety of economic, geographic and other factors beyond FLEX’s control and consequently cannot be predicted with certainty. In addition, for a CLO collateral manager there is often a strong incentive to refinance well performing portfolios once the senior tranches amortize. The yield to maturity of the investments will depend on the amount and timing of payments of principal on the loans and the price paid for the investments. Such yield may be adversely affected by a higher or lower than anticipated rate of prepayments of the debt.

Furthermore, FLEX’s CLO investments generally will not contain optional call provisions, other than a call at the option of the holders of the equity tranches for the senior notes and the junior secured notes to be paid in full after the expiration of an initial period in the deal (referred to as the “non-call period”).

The exercise of the call option is by the relevant percentage (usually a majority) of the holders of the equity tranches and, therefore, where FLEX does not hold the relevant percentage it will not be able to control the timing of the exercise of the call option. The equity tranches also generally have a call at any time based on certain tax event triggers. In any event, the call can only be exercised by the holders of equity tranches if they can demonstrate (in accordance with the detailed provisions in the transaction) that the senior notes and junior secured notes will be paid in full if the call is exercised.

Early prepayments and/or the exercise of a call option otherwise than at FLEX’s request may also give rise to increased re-investment risk with respect to certain investments, as FLEX may realize excess cash earlier than expected. If FLEX is unable to reinvest such cash in a new investment with an expected rate of return at least equal to that of the investment repaid, this may reduce its net income and, consequently, could have an adverse impact on FLEX’s ability to pay dividends.

FLEX will have limited control of the administration and amendment of senior secured loans owned by the CLOs in which it invests.

The terms and conditions of target securities may be amended, modified or waived only by the agreement of the underlying security holders. Generally, any such agreement must include a majority or a super majority (measured by outstanding amounts) or, in certain circumstances, a unanimous vote of the security holders.

Consequently, the terms and conditions of the payment obligation arising from the CLOs in which FLEX invests be modified, amended or waived in a manner contrary to FLEX’s preferences.

Senior secured loans of CLOs may be sold and replaced resulting in a loss to FLEX. The senior secured loans underlying FLEX’s CLO investments may be sold and replacement collateral purchased within the parameters set out in the relevant CLO indenture between the CLO and the CLO trustee and those parameters may typically only be amended, modified or waived by the agreement of a majority of the holders of the senior notes and/or the junior secured notes and/or the equity tranche once the CLO has been established. If these transactions result in a net loss, the magnitude of the loss from the perspective of the equity tranche would be increased by the leveraged nature of the investment.

FLEX will have limited control of the administration and amendment of any CLO in which it invests.

FLEX will not able to directly enforce any rights and remedies in the event of a default of a senior secured loan held by a CLO vehicle. In addition, the terms and conditions of the senior secured loans underlying its CLO investments may be amended, modified or waived only by the agreement of the underlying lenders. Generally, any such agreement must include a majority or a super majority (measured by outstanding loans or commitments) or, in certain circumstances, a unanimous vote of the lenders. Consequently, the terms and conditions of the payment obligations arising from senior secured loans could be modified, amended or waived in a manner contrary to its preferences.

FLEX will have limited control of the administration and amendment of any CLO in which it invests.

The terms and conditions of target securities may be amended, modified or waived only by the agreement of the underlying security holders. Generally, any such agreement must include a majority or a super majority (measured by outstanding amounts) or, in certain circumstances, a unanimous vote of the security holders. Consequently, the terms and conditions of the payment obligation arising from the CLOs in which FLEX invests may be modified, amended or waived in a manner contrary to its preferences.

Senior secured loans of CLOs may be sold and replaced resulting in a loss to FLEX. The senior secured loans underlying its CLO investments may be sold and replacement collateral purchased within the parameters set out in the relevant CLO indenture between the CLO and the CLO trustee and those parameters may typically only be amended, modified or waived by the agreement of a majority of the holders of the senior notes and/or the junior secured notes and/or the equity tranche once the CLO has been established. If these transactions result in a net loss, the magnitude of the loss from the perspective of the equity tranche would be increased by the leveraged nature of the investment.

Non-investment grade debt involves a greater risk of default and higher price volatility than investment grade debt.

The senior secured loans underlying FLEX’s CLO investments are expected typically to be BB or B rated (non-investment grade, which are often referred to as “high yield” or “junk”) and in limited circumstances, unrated, senior secured loans. Non-investment grade securities are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default and higher price volatility than investment grade debt.

FLEX will have no influence on management of underlying investments managed by non-affiliated third party CLO collateral managers.

FLEX is not responsible for and will have no influence over the asset management of the portfolios underlying the CLO investments it holds as those portfolios are managed by non-affiliated third party CLO collateral managers. Similarly, FLEX will not be responsible for and have no influence over the day-to-day management, administration or any other aspect of the issuers of the individual securities. As a result, the values of the portfolios underlying its CLO investments could decrease as a result of decisions made by third party CLO collateral managers.

The application of the risk retention rules under Section 941 of the Dodd-Frank Act to CLOs may have broader effects on the CLO and loan markets in general, potentially resulting in fewer or less desirable investment opportunities for FLEX.

Section 941 of the Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) added a provision to the Exchange Act, requiring the seller, sponsor or securitizer of a securitization vehicle to retain no less than five percent of the credit risk in assets it sells into a securitization and prohibiting such securitizer from directly or indirectly hedging or otherwise transferring the retained credit risk. The responsible federal agencies adopted final rules implementing these restrictions on October 22, 2014. The risk retention rules became effective with respect to CLOs two years after publication in the Federal Register. Under the final rules, the asset manager of a CLO is considered the sponsor of a securitization vehicle and is required to retain five percent of the credit risk in the CLO, which may be retained horizontally in the equity tranche of the CLO or vertically as a five percent interest in each tranche of the securities issued by the CLO. Although the final rules contain an exemption from such requirements for the asset manager of a CLO if, among other things, the originator or lead arranger of all of the loans acquired by the CLO retain such risk at the asset level and, at origination of such asset, takes a loan tranche of at least 20% of the aggregate principal balance, it is possible that the originators and lead arrangers of loans in this market will not agree to assume this risk or provide such retention at origination of the asset in a manner that would provide meaningful relief from the risk retention requirements for CLO managers.

FLEX believes that the U.S. risk retention requirements imposed for CLO managers under Section 941 of the Dodd-Frank Act has created some uncertainty in the market in regard to future CLO issuance. Given that certain CLO managers may require capital provider partners to satisfy this requirement, FLEX believes that this may create additional risks for FLEX in the future.

On February 9, 2018, a panel of the United States Court of Appeals for the District of Columbia Circuit ruled (the “D.C. Circuit Ruling”) that the federal agencies exceeded their authority under the Dodd-Frank Act in adopting the final rules as applied to asset managers of open-market CLOs. On April 5, 2018, the United States District Court for the District of Columbia entered an order implementing the D.C. Circuit Ruling and thereby vacated the U.S. Risk Retention Rules insofar as they apply to CLO managers of “open market CLOs.”

As of the date of hereof, there has been no petition for writ of certiorari filed requesting the case to be heard by the United States Supreme Court. Since there hasn’t been a successful challenge to the D.C. Circuit Ruling and the United States District Court for the District of Columbia has issued the above described order implementing the D.C. Circuit Ruling, collateral managers of open market CLOs are no longer required to comply with the U.S. Risk Retention Rules at this time. As such, it is possible that some collateral managers of open market CLOs will decide to dispose of the notes constituting the “eligible vertical interest” or “eligible horizontal interest” they were previously required to retain, or decide take other action with respect to such notes that is not otherwise permitted by the U.S. risk retention rules. As a result of this decision, certain CLO managers of “open market CLOs” will no longer be required to comply with the U.S. risk retention rules solely because of their roles as managers of “open market CLOs,” and there may be no “sponsor” of such securitization transactions and no party may be required to acquire and retain an economic interest in the credit risk of the securitized assets of such transactions.

There can be no assurance or representation that any of the transactions, structures or arrangements currently under consideration by or currently used by CLO market participants will comply with the U.S. risk retention rules to the extent such rules are reinstated or otherwise become applicable to open market CLOs. The ultimate impact of the U.S. risk retention rules on the loan securitization market and the leveraged loan market generally remains uncertain, and any negative impact on secondary market liquidity for securities comprising a CLO may be experienced due to the effects of the U.S. risk retention rules on market expectations or uncertainty, the relative appeal of other investments not impacted by the U.S. risk retention rules and other factors.

Risks Relating to Economic Conditions

Future disruptions or instability in capital markets could negatively impact FLEX’s ability to raise capital and could have a material adverse effect on FLEX’s business, financial condition and results of operations.

From time to time, the global capital markets may experience periods of disruption and instability, which could materially and adversely impact the broader financial and credit markets and reduce FLEX’s availability of debt and equity capital. For example, between 2008 and 2009, instability in the global capital markets resulted in disruptions in liquidity in the debt capital markets, significant write-offs in the financial services sector, the repricing of credit risk in the broadly syndicated credit market and the failure of major domestic and international financial institutions. In particular, the financial services sector was negatively impacted by significant write-offs as the value of the assets held by financial firms declined, impairing their capital positions and abilities to lend and invest. FLEX believes that such value declines were exacerbated by widespread forced liquidations as leveraged holders of financial assets, faced with declining prices, were compelled to sell to meet margin requirements and maintain compliance with applicable capital standards. Such forced liquidations also impaired or eliminated many investors and investment vehicles, leading to a decline in the supply of capital for investment and depressed pricing levels for many assets. These events significantly diminished overall confidence in the debt and equity markets, engendered unprecedented declines in the values of certain assets, caused extreme economic uncertainty and significantly reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. While market conditions have experienced relative stability in recent years, there have been continuing periods of volatility and there can be no assurance that adverse market conditions will not repeat themselves in the future.

Future volatility and dislocation in the capital markets could create a challenging environment in which to raise or access capital. For example, the re-appearance of market conditions similar to those experienced from 2008 through 2009 for any substantial length of time could make it difficult to extend the maturity of or refinance FLEX’s existing indebtedness or obtain new indebtedness with similar terms. Significant changes or volatility in the capital markets may also have a negative effect on the valuations of FLEX’s investments. While most of FLEX’s investments will not be publicly traded, applicable accounting standards require FLEX to assume as part of its valuation process that FLEX’s investments are sold in a principal market to market participants (even if FLEX plans on holding an investment through its maturity) and impairments of the market values or fair market values of FLEX’s investments, even if unrealized, must be reflected in FLEX’s financial statements for the applicable period, which could result in significant reductions to FLEX’s net asset value for the period. With certain limited exceptions, FLEX is only allowed to borrow amounts or issue debt securities if FLEX’s asset coverage, as calculated pursuant to the 1940 Act, equals at least 200% immediately after such borrowing, which amount could be lowered to 150% under certain circumstances. For a discussion of the circumstances under which FLEX’s asset coverage requirement could be reduced to 150%, see “Risk Factors—Risks Relating to BDCs—Recent legislation will allow FLEX to incur additional leverage.”

Equity capital may also be difficult to raise during periods of adverse or volatile market conditions. Subject to some limited exceptions, as a BDC, FLEX generally will not be able to issue additional shares of FLEX’s common stock at a price less than net asset value without first obtaining approval for such issuance from its stockholders and independent directors. If FLEX is unable to raise capital or refinance existing debt on acceptable terms, then FLEX may be limited in its ability to make new commitments or to fund existing commitments to its portfolio companies. Significant changes in the capital markets may also affect the pace of FLEX’s investment activity and the potential for liquidity events involving FLEX’s investments. Thus, the illiquidity of FLEX’s investments may make it difficult for it to sell such investments to access capital if required, and as a result, FLEX could realize significantly less than the value at which it has recorded its investments if FLEX were required to sell them for liquidity purposes.

Adverse economic conditions or increased competition for investment opportunities could delay deployment of FLEX’s capital, reduce returns and result in losses.

Adverse economic conditions may make it difficult to find suitable investments promptly, efficiently or effectively in a manner that is most beneficial to FLEX’s stockholders. Any delay in investment, or inability to find suitable investments, could adversely affect FLEX’s performance, retard or reduce distributions and reduce FLEX’s overall return to investors. FLEX will compete for investments with other BDCs and investment funds (including private equity funds and mezzanine funds), as well as commercial banks and other traditional financial services companies and other sources of funding. Moreover, alternative investment vehicles, such as hedge funds, increasingly make investments in small to mid-sized private U.S. companies. As a result, competition for investment opportunities in private U.S. companies is intense and may intensify. Many of FLEX’s competitors are substantially larger and have considerably greater financial, technical and marketing resources than FLEX. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to FLEX. In addition, some of FLEX’s competitors may have higher risk tolerances or different risk assessments than FLEX. These characteristics could allow FLEX’s competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring for portfolio companies than FLEX is able to do. FLEX may lose investment opportunities if FLEX does not match FLEX’s competitors’ pricing, terms and structure and, if FLEX does, FLEX may not be able to achieve acceptable returns on its investments or may bear substantial risk of loss of capital. A significant part of FLEX’s competitive advantage stems from the fact that the market for investments in private U.S. companies is underserved by traditional commercial banks and other financial sources. A significant increase in the number or the size of FLEX’s competitors in this target market could force it to accept less attractive investment terms. Further, many of FLEX’s competitors have greater experience operating under, or are not subject to, the regulatory restrictions imposed on FLEX as a BDC.

Economic recessions or downturns could impair a company in which FLEX invests and harm FLEX’s operating results.

Many of FLEX’s portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay FLEX’s debt investments during these periods. In that case, FLEX’s non-performing assets are likely to increase, and the value of FLEX’s portfolio is likely to decrease during these periods. Adverse economic conditions may also decrease the value of any collateral securing FLEX’s senior secured first lien or senior secured second lien loans. A prolonged recession may further decrease the value of such collateral and result in losses of value in FLEX’s portfolio and a decrease in FLEX’s revenues, net income, assets and net worth. Unfavorable economic conditions also could increase FLEX’s funding costs, limit FLEX’s access to the capital markets or result in a decision by lenders not to extend credit to FLEX on terms FLEX deems acceptable. These events could prevent FLEX from increasing investments and harm its operating results.

Changes in interest rates may affect FLEX’s cost of capital and net investment income.

Since FLEX may use debt to finance investments, FLEX’s net investment income may depend, in part, upon the difference between the rate at which FLEX borrows funds and the rate at which FLEX invests those funds. FLEX expects that its long term fixed rate investments will be financed primarily with equity and long term debt. As a result, FLEX can offer no assurance that a significant change in market interest rates will not have a material adverse effect on FLEX’s net investment income. In periods of rising interest rates when FLEX has debt outstanding, FLEX’s cost of funds will increase, which could reduce FLEX’s net investment income. FLEX may occasionally use interest rate risk management techniques, primarily in highly volatile market conditions, in an effort to limit its exposure to interest rate fluctuations, but FLEX will not use such techniques as a means of enhancing its returns. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. These activities may limit FLEX’s ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on FLEX’s business, financial condition and results of operations. Also, the New Investment Adviser has limited experience in entering into hedging transactions, and will initially have to purchase or develop such expertise.

Future changes in laws or regulations governing FLEX’s operations may adversely affect FLEX’s business or cause FLEX to alter its business strategy.

FLEX and its portfolio companies will be subject to regulation at the local, state and federal level. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments FLEX is permitted to make, any of which could harm FLEX and its stockholders, potentially with retroactive effect.

Additionally, any changes to the laws and regulations governing FLEX’s operations relating to permitted investments may cause FLEX to alter its investment strategy to avail itself of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth herein and may result in FLEX’s investment focus shifting from the areas of expertise of the New Investment Adviser to other types of investments in which the New Investment Adviser may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on FLEX’s results of operations and the value of your investment.

Efforts to comply with the Sarbanes-Oxley Act will involve significant expenditures, and non-compliance with the Sarbanes-Oxley Act may adversely affect us.

FLEX will be subject to the Sarbanes-Oxley Act and the related rules and regulations promulgated by the SEC. Under current SEC rules, FLEX’s management will be required to report on its internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act and related rules and regulations of the SEC. FLEX will be required to review on an annual basis FLEX’s internal control over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in FLEX’s internal control over financial reporting. As a result, FLEX expects to incur significant additional expenses in the near term, which may negatively impact FLEX’s financial performance and FLEX’s ability to pay distributions. This process also will result in a diversion of management’s time and attention. FLEX cannot be certain as to the timing of completion of FLEX’s evaluation, testing and remediation actions or the impact of the same on FLEX’s operations and FLEX may not be able to ensure that the process is effective or that FLEX’s internal control over financial reporting is or will be effective in a timely manner. In the event that FLEX is unable to maintain or achieve compliance with the Sarbanes-Oxley Act and related rules and regulations, it may be adversely affected.

Terrorist attacks, acts of war or natural disasters may affect any market for FLEX’s common stock, impact the businesses in which FLEX invests and harm FLEX’s business, operating results and financial condition.

Terrorist acts, acts of war or natural disasters may disrupt FLEX’s operations, as well as the operations of the businesses in which FLEX invests. Such acts have created, and continue to create, economic and political uncertainties and have contributed to recent global economic instability. Future terrorist activities, military or security operations, or natural disasters could further weaken the domestic or global economies and create additional uncertainties, which may negatively affect the businesses in which FLEX invests directly or indirectly and, in turn, could have a material adverse impact on FLEX’s business, operating results and financial condition. Losses from terrorist attacks and natural disasters are generally uninsurable.

Risks Relating to TPIC’s and FLEX’s Common Stock

The shares of FLEX common stock issued in connection with the Merger will not be listed on an exchange or quoted through a quotation system for the foreseeable future, if ever. Therefore, your shares of FLEX common stock will have limited liquidity.

The shares of FLEX common stock to be issued in the Merger are illiquid assets for which there is not expected to be any secondary market nor is it expected that any will develop in the foreseeable future. Therefore, you will likely have limited ability to sell your shares.

FLEX is not obligated to complete a liquidity event by a specified date; therefore, it will be difficult for an investor to sell his or her common shares.

FLEX intends to seek to complete a liquidity event for its stockholders within five to seven years following the completion of its offering period. (FLEX defines the term “offering period” as the three-year period ending March 17, 2019, although FLEX may, in FLEX’s discretion, extend the term of the offering indefinitely.) However, because FLEX may extend this offering indefinitely, the timing of any liquidity event is uncertain and may also be extended indefinitely. Accordingly, stockholders should consider that they may not have access to the money they invest for an indefinite period of time until FLEX completes a liquidity event. FLEX may determine not to pursue a liquidity event if FLEX believes that then-current market conditions are not favorable for a liquidity event, and that such conditions will improve in the future. A liquidity event could include (1) a listing of FLEX’s common stock on a national securities exchange; (2) a merger or another transaction approved by FLEX’s board of directors in which FLEX’s stockholders likely will receive cash or shares of a publicly traded company, including potentially a company that is an affiliate of FLEX or (iii) the sale of all or substantially all of FLEX’s assets either on a complete portfolio basis or individually followed by a liquidation. While FLEX’s intention is to seek to complete a liquidity event within five to seven years following the completion of FLEX’s offering period, there can be no assurance that a suitable transaction will be available or that market conditions for a liquidity event will be favorable during that timeframe. As such, there can be no assurance that FLEX will complete a liquidity event at all.

Should FLEX not be able to complete a liquidity event within seven years following the end of its offering, subject to the authority of the independent directors or the rights of the stockholders to postpone liquidation, FLEX will cease to make investments in new portfolio companies and will begin the orderly liquidation of its assets (which may include allowing FLEX’s debt securities to mature and disposing of FLEX’s equity interests to the extent feasible.) However, upon the vote of a majority of stockholders eligible to vote at any stockholder meeting FLEX may suspend the liquidation of the company for such time as the stockholders may agree or FLEX may extend the date upon which FLEX must cease to make investments in new portfolio companies and begin an orderly liquidation of FLEX’s assets for up to three consecutive periods of 12 months each upon the vote of a majority of FLEX’s independent directors.

In making a determination of what type of liquidity event is in the best interest of FLEX’s stockholders, FLEX’s board of directors, including FLEX’s independent directors, may consider a variety of criteria, including, but not limited to, market conditions, portfolio diversification, portfolio performance, FLEX’s financial condition, potential access to capital as a listed company, market conditions for the sale of FLEX’s assets or listing of FLEX’s common stock, internal management considerations and the potential for stockholder liquidity. If FLEX’s shares are listed, FLEX cannot assure you a public trading market will develop.

FLEX’s dealer manager may be unable to sell a sufficient number of shares for FLEX to achieve its investment objectives.

The success of FLEX’s offering, and correspondingly FLEX’s ability to implement its business strategy, is dependent upon the ability of FLEX’s dealer manager to establish and maintain a network of licensed securities brokers-dealers and other agents. There is therefore no assurance that it will be able to sell a sufficient number of shares to allow FLEX to have adequate funds to construct a portfolio of a sufficiently broad array of assets. If FLEX’s dealer manager fails to perform, FLEX may not be able to raise adequate proceeds through its offering to implement FLEX’s investment strategy. As a result, FLEX may be unable to achieve its investment objectives, and you could lose some or all of the value of your investment.

Although TPIC has offered to repurchase shares on a quarterly basis through its share repurchase program, which will be continued by FLEX following completion of the Merger, the terms of any such repurchases will be limited. As a result, stockholders will have limited opportunities to sell their shares.

Beginning with the second quarter of 2016, TPIC commenced offers to allow stockholders to submit their shares on a quarterly basis for repurchase pursuant to TPIC’s share repurchase program at a price equal to the net offering price in effect as of the date of such repurchase, which will be continued by FLEX following completion of the Merger. The share repurchase program includes numerous restrictions that limit stockholders’ ability to sell their shares. The number of shares repurchased pursuant to the share repurchase program will be limited as follows: (1) FLEX currently intends to limit the number of shares repurchased during any calendar year to the number of shares FLEX can repurchase with the proceeds FLEX receives from the sale of shares of its common stock under its distribution reinvestment plan (although, at the discretion of FLEX’s board of directors, FLEX may also use cash on hand, cash available from borrowings and cash from liquidation of securities investments as of the end of the applicable period to repurchase shares); (2) FLEX does not expect to repurchase shares in any calendar year in excess of 10% of the weighted average number of shares outstanding in the prior calendar year, or 2.5% in any quarter; and (3) to the extent that the number of shares submitted to FLEX for repurchase exceeds the number of shares that FLEX is able to purchase, FLEX will repurchase shares on a pro rata basis, not on a first-come, first-served basis. The assets of FLEX may be depleted to fulfill repurchases under its share repurchase program.

FLEX will have no obligation to repurchase shares if the repurchase would violate applicable restrictions on distributions under federal or Maryland law that prohibit distributions that would cause a corporation to fail to meet statutory tests of solvency. These limits may prevent FLEX from accommodating all repurchase requests made in any year.

FLEX will notify its stockholders of such developments (1) in FLEX’s quarterly reports or (2) by means of a separate mailing to its stockholders, accompanied by disclosure in a current or periodic report under the Exchange Act. During its offering, FLEX will also include this information in a prospectus supplement or post-effective amendment to the registration statement, as then required under federal securities laws. In addition, although TPIC has adopted a share repurchase program, which will be continued by FLEX following completion of the Merger, FLEX will have discretion to not repurchase shares, to suspend the plan, and to cease repurchases. Further, the plan has many limitations and should not be relied upon as a method to sell shares promptly and at a desired price.

FLEX may suspend or terminate its share repurchase program at any time.

As an interval fund, PWAY was required by the 1940 Act to conduct quarterly repurchase offers of between 5% and 25% of its shares outstanding and could only suspend or postpone repurchases under its share repurchase program in limited circumstances. However FLEX, as a BDC, is under no legal obligation to continue its share repurchase program and FLEX’s board of directors may amend, suspend or terminate its share repurchase program at any time upon 30 days’ notice. If FLEX’s board of directors suspended or terminated the share repurchase program, shareholders would no longer have any liquidity in their shares and would be required to hold their shares for an indefinite period of time.

The timing of FLEX’s share repurchase offers pursuant to FLEX’s share repurchase program may be at a time that is disadvantageous to FLEX’s stockholders.

When FLEX makes quarterly repurchase offers pursuant to the share repurchase program, FLEX may offer to repurchase shares at a price that is lower than the price paid for its shares in connection with its offering or received in connection with the Merger. As a result, to the extent stockholders have the ability to sell their shares to FLEX as part of the share repurchase program, the price at which they may sell their shares, which FLEX expects to be the net offering price in effect as of the date of such repurchase, may be lower than what they paid in connection with FLEX’s offering or received in connection with the Merger.

In addition, if stockholders choose to participate in FLEX’s share repurchase program, they will be required to provide FLEX with notice of their intent to participate prior to knowing what the net asset value per share will be on the repurchase date. Although stockholders will have the ability to withdraw their repurchase requests prior to the repurchase date, to the extent they seek to sell their shares as part of FLEX’s periodic share repurchase program, they will be required to do so without knowledge of what the repurchase price of FLEX’s shares will be on the repurchase date.

FLEX’s Distribution Reinvestment Plan will dilute the interest of those who do not opt-in.

TPIC currently has a distribution reinvestment plan, which will be continued by FLEX following completion of the offering. The distribution reinvestment plan requires participants to opt-in to re-invest distributions paid. For those investors who do not opt in to the distribution reinvestment plan their interest in FLEX will be diluted over time, relative to those investors who do opt-in to have their distributions used to purchase additional shares of FLEX’s common stock.

FLEX may issue preferred stock as a means to access additional capital, which could adversely affect common stockholders and subject FLEX to specific regulation under the 1940 Act.

FLEX may issue preferred stock as a means to increase flexibility in structuring future financings and acquisitions. However, preferred stock has rights and preferences that would adversely affect the holders of common stock, including preferences as to cash distributions and preferences upon the liquidation or dissolution of FLEX. As well, every issuance of preferred stock will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any distribution is made with respect to FLEX’s common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of FLEX’s total assets after deducting the amount of such distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock.

Certain provisions of FLEX’s charter and bylaws as well as provisions of the Maryland General Corporation Law could deter takeover attempts and have an adverse impact on the value of FLEX’s common stock.

FLEX’s charter and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from attempting to acquire FLEX. Under the MGCL, “control shares” acquired in a “control share acquisition” have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter, excluding shares owned by the acquirer, by officers or by employees who are directors of the corporation. FLEX’s bylaws contain a provision exempting from the Control Share Acquisition Act under the MGCL any and all acquisitions by any person of FLEX’s shares of stock. FLEX’s board may amend the bylaws to remove that exemption in whole or in part without stockholder approval if FLEX’s board determines that removing that exemption is in FLEX’s best interests. The Control Share Acquisition Act (if FLEX amended its bylaws to be subject to such Act) may discourage others from trying to acquire control of FLEX and increase the difficulty of consummating any offer. Under the MGCL, specified “business combinations,” including certain mergers, consolidations, issuances of equity securities and other transactions, between a Maryland corporation and any person who owns 10% or more of the voting power of the corporation’s outstanding voting stock, and certain other parties, (each an “interested stockholder”), or an affiliate of the interested stockholder, are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. Thereafter any of the specified business combinations must be approved by a super majority vote of the stockholders unless, among other conditions, the corporation’s common stockholders receive a minimum price for their shares.

Under the MGCL, certain statutory provisions permit a corporation that is subject to the Exchange Act and that has at least three outside directors to elect to be subject to certain corporate governance provisions, without a stockholder vote, that may be inconsistent with the corporation’s charter and bylaws. Among other provisions, a board of directors may elect to classify itself without the vote of stockholders. Further, the board of directors, may (i) provide that a special meeting of stockholders will be called only at the request of stockholders entitled to cast at least a majority of the votes entitled to be cast at the meeting, (ii) reserve for itself the right to fix the number of directors, (iii) retain for itself the exclusive power to fill vacancies created by the death, removal or resignation of a director and (iv) require the approval of two-thirds of votes entitled to be cast in the election of the directors in order to remove a director. FLEX’s board of directors has already elected to be subject to the statutory provision providing that FLEX’s board of directors has the sole power to fill any vacancy, and unrelated to these statutory provisions, FLEX’s charter and bylaws already provide that its board of directors has the sole power to set the size of its board of directors. A corporation may be prohibited by its charter or by resolution of its board of directors from electing any of the provisions of the statute. FLEX is not prohibited from implementing any or all of the remaining provisions of the statute.

Additionally, FLEX’s board of directors may, without stockholder action, authorize the issuance of shares of stock in one or more classes or series, including preferred stock; and FLEX’s board of directors may, without stockholder action, amend FLEX’s charter to increase the aggregate number of shares of stock or the number of shares of stock of any class or series that FLEX has authority to issue. These anti-takeover provisions may inhibit a change of control in circumstances that could give the holders of FLEX’s common stock the opportunity to realize a premium over the value of FLEX’s common stock.

Risks Relating to Debt Financing

If FLEX borrows money, which FLEX currently intends to do, the potential for gain or loss on amounts invested in FLEX’s common stock will be magnified.

The use of borrowings and other types of financing, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in FLEX’s shares. If FLEX uses leverage to partially finance its investments, through borrowing from banks and other lenders FLEX, and therefore its stockholders, will experience increased risks of investing in FLEX’s common stock. Any lenders and debt holders would have fixed dollar claims on FLEX’s assets that are superior to the claims of FLEX’s stockholders. If the value of FLEX’s assets increases, then leverage would cause the net asset value attributable to FLEX’s common stock to increase more sharply than it would have had FLEX not leveraged. Conversely, if the value of FLEX’s assets decreases, leverage would cause net asset value to decline more sharply than it otherwise would have had FLEX not leveraged. Similarly, any increase in FLEX’s income in excess of interest payable on the borrowed funds would cause FLEX’s net investment income to increase more than it would without the leverage, while any decrease in FLEX’s income would cause net investment income to decline more sharply than it would have had FLEX not borrowed. Such a decline could negatively affect FLEX’s ability to make distributions to stockholders. Leverage is generally considered a speculative investment technique. In addition, the decision to utilize leverage will increase FLEX’s assets and, as a result, will increase the amount of base management fees payable to the New Investment Adviser.

If FLEX uses borrowed funds to make investments, it will expose FLEX to risks typically associated with leverage.

FLEX may borrow money or incur debt to leverage its capital structure. As a result:

●	shares of its common stock would be exposed to incremental risk of loss; therefore, a decrease in the value of its investments would have a greater negative impact on the value of its common stock than if it did not use leverage;

●	any depreciation in the value of FLEX’s assets may magnify losses associated with an investment and could totally eliminate the value of an asset to FLEX;

●	if FLEX does not appropriately match the assets and liabilities of its business and interest or dividend rates on such assets and liabilities, adverse changes in interest rates could reduce or eliminate the incremental income FLEX makes with the proceeds of any leverage;

●	FLEX’s ability to pay dividends on its common stock may be restricted if its asset coverage ratio, as provided in the 1940 Act, is not at least 200% (or 150% if certain requirements are met), and any amounts used to service indebtedness would not be available for such dividends;

●	any credit facility FLEX may enter into would be subject to periodic renewal by its lenders, whose continued participation cannot be guaranteed;

●	any credit facility FLEX may enter into may include covenants restricting FLEX’s operating flexibility or affecting its investment or operating policies, and may require FLEX to pledge assets or provide other security for such indebtedness; and

●	FLEX, and indirectly its stockholders, will bear the entire cost of issuing and paying interest on any debt.

If FLEX enters into and subsequently defaults under any credit facility or is unable to amend, repay or refinance any such facility on commercially reasonable terms, or at all, FLEX may suffer material adverse effects on its business, financial condition, results of operations and cash flows.

If FLEX enters into a credit facility, a significant portion of its assets may be pledged as collateral under such credit facility. In the event that FLEX defaults under such a credit facility or any other future borrowing facility, its business could be adversely affected as FLEX may be forced to sell all or a portion of its investments quickly and prematurely at what may be disadvantageous prices to FLEX in order to meet its outstanding payment obligations and/or support covenants and working capital requirements under any credit or borrowing facility, any of which would have a material adverse effect on FLEX’s business, financial condition, results of operations and cash flows.

Following any such default, the agent for the lenders under any such credit or borrowing facility could assume control of the disposition of any or all of FLEX’s assets, including the selection of such assets to be disposed and the timing of such disposition, which would have a material adverse effect on FLEX’s business, financial condition, results of operations and cash flows. In addition, if the lender exercises its right to sell the assets pledged under a credit facility, such sales may be completed at distressed sale prices, thereby diminishing or potentially eliminating the amount of cash available to FLEX after repayment of its outstanding borrowings. Moreover, such deleveraging of FLEX could significantly impair its ability to effectively operate its business in the manner in which it expects. As a result, FLEX could be forced to curtail or cease new investment activities and lower or eliminate any dividends that it may pay to it stockholders.

Risks Relating to BDCs

Failure to maintain FLEX’s status as a BDC would reduce FLEX’s operating flexibility.

If FLEX does not remain a BDC, FLEX might be regulated as a closed-end investment company under the 1940 Act, which would subject FLEX to substantially more regulatory restrictions under the 1940 Act and correspondingly decrease FLEX’s operating flexibility.

FLEX is uncertain of its sources for funding its future capital needs and if FLEX cannot obtain debt or equity financing on acceptable terms, or at all, FLEX’s ability to acquire investments and to expand its operations will be adversely affected.

Any working capital reserves FLEX maintains may not be sufficient for investment purposes, and FLEX may require debt or equity financing to operate. FLEX may also need to access the capital markets to refinance debt obligations to the extent maturing obligations are not repaid with cash flows from operations. In order to maintain RIC tax treatment, FLEX must distribute distributions to its stockholders each tax year on a timely basis generally of an amount at least equal to 90% of FLEX’s investment company taxable income, determined without regard to any deduction for distributions paid, and the amounts of such distributions will therefore not be available to fund investment originations or to repay maturing debt. In addition, with certain limited exceptions, FLEX is only allowed to borrow amounts or issue debt securities or preferred stock, which is referred to collectively as “senior securities,” such that FLEX’s asset coverage, as calculated pursuant to the 1940 Act, equals at least 200% (or 150% under certain circumstances) immediately after such borrowing, which, in certain circumstances, may restrict FLEX’s ability to borrow or issue debt securities or preferred stock. In the event that FLEX develops a need for additional capital in the future for investments or for any other reason, and FLEX cannot obtain debt or equity financing on acceptable terms, or at all, FLEX’s ability to acquire investments and to expand its operations will be adversely affected. As a result, FLEX would be less able to allocate its portfolio among various issuers and industries and achieve its investment objectives, which may negatively impact FLEX’s results of operations and reduce its ability to make distributions to its stockholders.

The requirement that FLEX invest a sufficient portion of its assets in qualifying assets could preclude FLEX from investing in accordance with its current business strategy; conversely, the failure to invest a sufficient portion of FLEX’s assets in qualifying assets could result in its failure to maintain FLEX’s status as a BDC.

As a BDC, FLEX may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of FLEX’s total assets are qualifying assets. Therefore, FLEX may be precluded from investing in what it believes are attractive investments if such investments are not qualifying assets. Conversely, if FLEX fails to invest a sufficient portion of its assets in qualifying assets, FLEX could lose its status as a BDC, which would have a material adverse effect on its business, financial condition and result of operations. Similarly, these rules could prevent FLEX from making additional investments in companies in which it has invested, which could result in the dilution of its position, or could require FLEX to dispose of investments at an inopportune time in order to comply with the 1940 Act. If FLEX were forced to sell non-qualifying investments in the portfolio for compliance purposes, the proceeds from such sale could be significantly less than the current value of such investments. Further, any failure by FLEX to comply with the requirements imposed on BDCs by the 1940 Act could cause the SEC to bring an enforcement action against FLEX or expose it to the claims of private litigants. In addition, if approved by a majority of FLEX’s stockholders, FLEX may elect to withdraw FLEX’s status as a BDC. If FLEX withdraws its election or otherwise fails to qualify, or maintain FLEX’s qualification, as a BDC,

FLEX may be subject to substantially greater regulation under the 1940 Act as a closed-end investment company. Compliance with such regulations would significantly decrease FLEX’s operating flexibility and could significantly increase FLEX’s operating costs.

Recent legislation will allow FLEX to incur additional leverage.

The 1940 Act generally prohibits TPIC and, following completion of the Merger, FLEX from incurring indebtedness unless immediately after such borrowing it has an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of its assets). However, recent legislation has modified the 1940 Act by allowing a BDC to increase the maximum amount of leverage it may incur from an asset coverage ratio of 200% to an asset coverage ratio of 150%, if certain requirements are met. Under the legislation, TPIC and, following completion of the Merger, FLEX is allowed to increase its leverage capacity if stockholders representing at least a majority of the votes cast, when a quorum is met, approve a proposal to do so. The approval of Proposal 4 to increase leverage is a condition of the Merger. Thus, if the Merger is completed, FLEX will be allowed to immediately utilize leverage up to a 150% asset coverage ratio. As a condition to this leverage increase, FLEX would be required to make certain disclosures on its website and in SEC filings regarding, among other things, the receipt of approval to increase its leverage, its leverage capacity and usage, and risks related to leverage. As a non-traded BDC, following completion of the Merger, FLEX would also be required to conduct the special repurchase offer pursuant to which it will offer to repurchase certain of its outstanding shares at the rate of 25% per quarter over four calendar quarters. At the discretion of FLEX’s board of directors, FLEX may use cash on hand, cash available from borrowings, cash available from the issuance of new shares and cash from the sale of FLEX’s investments to fund the aggregate purchase price payable as a result of the repurchase offer.

There are a number of risks to FLEX associated with the special repurchase offer, including the following:

●	PWAY stockholders that become FLEX stockholders in connection with the Merger will not be eligible to participate in the special repurchase offer. The special repurchase offer will be limited to persons who held shares of TPIC at the time the Merger was approved by TPIC’s stockholders. In addition, FLEX stockholders who purchased shares following the completion of the Merger will also be prohibited from participating in the special repurchase offers;

●	Payment for repurchasing shares may require FLEX to liquidate its portfolio holdings earlier than its investment adviser would otherwise have caused these holdings to be liquidated. In that case, FLEX may be forced to sell assets at significantly depressed prices due to market conditions or otherwise, which may result in losses;

●	FLEX may be required to borrow money in order to fund its obligation to purchase shares in connection with the special repurchase offers, and these borrowings would be used solely to repurchase the shares of former TPIC stockholders and not to enhance the overall performance of the fund;

●	If a large number of former TPIC stockholders participate in the special repurchase offers, the remaining stockholders of FLEX would own a larger percentage of FLEX but with a diminished asset base as compared to prior to conducting the special repurchase offers.

Any of these factors could adversely affect FLEX’s operations following the Merger and could impede the ability of the stockholders to receive all of the proposed benefits of the Merger.

As a result of this legislation, TPIC and, following completion of the Merger, FLEX may be able to increase its leverage up to an amount that reduces its asset coverage ratio from 200% to 150%. Leverage magnifies the potential for loss on investments in indebtedness and on invested equity capital. As FLEX uses leverage to partially finance its investments, its stockholders will experience increased risks of investing in FLEX’s securities. If the value of FLEX’s assets increases, then leveraging would cause the net asset value attributable to FLEX’s common stock to increase more sharply than it would have had FLEX not leveraged. Conversely, if the value of FLEX’s assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had FLEX not leveraged. Similarly, any increase in FLEX’s income in excess of interest payable on the borrowed funds would cause FLEX’s net investment income to increase more than it would without the leverage, while any decrease in FLEX’s income would cause net investment income to decline more sharply than it would have had FLEX not borrowed. Such a decline could negatively affect FLEX’s ability to pay common stock dividends, scheduled debt payments or other payments related to FLEX’s securities. Leverage is generally considered a speculative investment technique. See “The Annual Meeting of TPIC—Proposal No. 4” elsewhere in this document for a complete description of the proposal to increase the amount of leverage TPIC and, following completion of the Merger, FLEX is able to incur.

U.S. Federal Income Tax Risks

FLEX cannot predict how tax reform legislation will affect it, its investments, or its stockholders, and any such legislation could adversely affect FLEX’s business.

Legislative or other actions relating to taxes could have a negative effect on us. The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the Internal Revenue Service and the U.S. Treasury Department. In December 2017, the U.S. House of Representatives and U.S. Senate passed tax reform legislation, which the President signed into law. Such legislation has made many changes to the Code, including significant changes to the taxation of business entities, the deductibility of interest expense, and the tax treatment of capital investment. FLEX cannot predict with certainty how any changes in the tax laws might affect it, its stockholders, or its portfolio investments. New legislation and any U.S. Treasury regulations, administrative interpretations or court decisions interpreting such legislation could significantly and negatively affect FLEX’s ability to qualify for tax treatment as a RIC or the U.S. federal income tax consequences to FLEX and its stockholders of such qualification, or could have other adverse consequences. Stockholders are urged to consult with their tax advisor regarding tax legislative, regulatory, or administrative developments and proposals and their potential effect on an investment in FLEX’s securities.

FLEX may be subject to corporate-level U.S. federal income taxes if it fails to qualify as a RIC.

To maintain RIC tax treatment under the Code, FLEX must meet the following annual distribution, source-of-income, and asset diversification requirements. See “Certain Material U.S. Federal Income Tax Consequences of the Merger.”

●	The annual distribution requirement for a RIC will be satisfied if FLEX distributes to its stockholders on an annual basis at least 90% of its net ordinary income and realized net short-term capital gain in excess of realized net long-term capital loss, if any. FLEX will be subject to corporate-level U.S. federal income tax on any of its undistributed income or gain. FLEX is subject to an asset coverage ratio requirement under the 1940 Act and may in the future become subject to certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict it from making distributions necessary to satisfy the distribution requirement. If FLEX is unable to obtain cash from other sources, FLEX could fail to qualify for RIC tax treatment and thus become subject to corporate-level U.S. federal income tax.

●	The source-of-income requirement will be satisfied if FLEX obtains at least 90% of FLEX’s gross income for each year from distributions, interest, gains from the sale of stock or securities or similar sources.

●	The asset diversification requirement will be satisfied if FLEX meets certain asset diversification requirements at the end of each quarter of FLEX’s taxable year. To satisfy this requirement, at least 50% of the value of FLEX’s assets must consist of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities; if such other securities of any one issuer do not represent more than 5% of the value of FLEX’s assets or more than 10% of the outstanding voting securities of the issuer, and no more than 25% of the value of FLEX’s assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by FLEX and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly-traded partnerships.” Failure to meet these requirements may result in FLEX having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of FLEX’s investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If FLEX fails to qualify for or maintain RIC tax treatment for any reason and is subject to corporate income tax, the resulting corporate taxes could substantially reduce FLEX’s net assets, the amount of income available for distribution and the amount of FLEX’s distributions. FLEX may also be subject to certain U.S. federal excise taxes, as well as state, local and foreign taxes.

FLEX may have difficulty paying its required distributions if FLEX recognizes income before or without receiving cash representing such income.

For U.S. federal income tax purposes, FLEX may be required to recognize taxable income in circumstances in which FLEX does not receive a corresponding payment in cash. For example, if FLEX holds debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind (“PIK”) interest, or issued with warrants, or, in certain cases, with increasing interest rates), FLEX must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by it in the same taxable year. FLEX may also have to include in income other amounts that FLEX has not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. FLEX anticipates that a portion of FLEX’s income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash. Further, FLEX may elect to amortize market discounts and include such amounts in FLEX’s taxable income in the current year, instead of upon disposition, as an election not to do so would limit FLEX’s ability to deduct interest expenses for tax purposes.

Because any original issue discount or other amounts accrued will be included in FLEX’s investment company taxable income for the year of the accrual, FLEX may be required to make a distribution to its stockholders in order to satisfy the annual distribution requirement, even though FLEX will not have received any corresponding cash amount. As a result, FLEX may have difficulty meeting the annual distribution requirement necessary to obtain and maintain RIC tax treatment under the Code. FLEX may have to sell some of its investments at times and/or at prices FLEX would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If FLEX is not able to obtain cash from other sources, FLEX may fail to qualify for RIC tax treatment and thus become subject to corporate-level U.S. federal income tax. For additional discussion regarding the tax implications of a RIC, see “Certain Material U.S. Federal Income Tax Consequences of the Merger—Taxation as a Regulated Investment Company.”

You may receive shares of FLEX’s common stock as distributions, which could result in adverse tax consequences to you.

In order to satisfy the annual distribution requirement applicable to RICs, FLEX may have the ability to declare a portion of a distribution in shares of FLEX’s common stock instead of in cash at the election of stockholders. As long as a portion of such total distribution is payable in cash (which portion can be as low as 20%) and certain requirements are met, the entire distribution to the extent of FLEX’s current and accumulated earnings and profits would be a dividend for U.S. federal income tax purposes. If the portion of the distribution payable in cash is less than the total amount of cash payable to all stockholders electing to receive the distribution in cash, the amount of cash available for distribution will be pro-rated among all shareholders and the remaining portion of the distribution would be paid in shares of FLEX’s common stock. As a result, a stockholder would be taxed on the entire distribution in the same manner as a cash distribution, even though all or a portion of the distribution was paid in shares of FLEX’s common stock.

You may have current tax liability on distributions you elect to reinvest in FLEX’s common stock but would not receive cash from such distributions to pay such tax liability.

If you participate in FLEX’s distribution reinvestment plan, you will be deemed to have received, and for U.S. federal income tax purposes will be taxed on, the amount reinvested in FLEX’s common stock to the extent the amount reinvested was not a tax-free return of capital. As a result, unless you are a tax-exempt entity, you may have to use funds from other sources to pay your tax liability on the value of FLEX’s common stock received from the distribution.

If FLEX does not qualify as a “publicly offered regulated investment company,” as defined in the Code, you will be taxed as though you received a distribution of some of FLEX’s expenses.

A “publicly offered regulated investment company” is a regulated investment company whose shares are either (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year. If FLEX is not a publicly offered regulated investment company for any period, a non-corporate stockholder’s pro rata portion of FLEX’s affected expenses, including FLEX’s management fees, will be treated as an additional distribution to the stockholder and will be deductible by such stockholder only to the extent permitted under the limitations described below. For non-corporate stockholders, including individuals, trusts, and estates, significant limitations generally apply to the deductibility of certain expenses of a non-publicly offered regulated investment company, including advisory fees. In particular, these expenses, referred to as miscellaneous itemized deductions, are not currently deductible to an individual (and beginning in 2026, will be deductible to an individual only to the extent they exceed 2% of such a stockholder’s adjusted gross income), and are not deductible for alternative minimum tax purposes. While FLEX anticipates that it will constitute a publicly offered regulated investment company, there can be no assurance that FLEX will in fact so qualify for any of its taxable years.

FLEX’s investments in CLO vehicles may be subject to special anti-deferral provisions that could result in FLEX incurring tax or recognizing income prior to receiving cash distributions related to such income.

The CLO vehicles in which FLEX will invest generally will constitute PFICs. Because FLEX will acquire investments in PFICs (including equity tranche investments in CLO vehicles that are PFICs), FLEX may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such investments even if such income is distributed as a taxable dividend by FLEX to its stockholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require FLEX to recognize its share of the PFIC’s income for each year regardless of whether FLEX receives any distributions from such PFIC. FLEX must nonetheless distribute such income to maintain its status as a RIC. If FLEX holds more than 10% of the shares in a foreign corporation that is treated as a controlled foreign corporation (“CFC”) (including equity tranche investments in a CLO vehicle treated as a CFC), FLEX may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to its pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains). If FLEX is required to include such deemed distributions from a CFC in FLEX’s income, it will be required to distribute such income to maintain its RIC tax treatment regardless of whether or not the CFC makes an actual distribution during such year.

If FLEX is required to include amounts in income prior to receiving distributions representing such income, FLEX may have to sell some of its investments at times and/or at prices it would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If FLEX is not able to obtain cash from other sources, FLEX may fail to qualify for RIC tax treatment and thus become subject to corporate-level U.S. federal income tax. For additional discussion regarding the tax implications of a RIC, see “Certain Material U.S. Federal Income Tax Considerations of the Merger.”

If a CLO vehicle in which FLEX invests fails to comply with certain U.S. tax disclosure requirements, such CLO may be subject to withholding requirements that could materially and adversely affect FLEX’s operating results and cash flows.

Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” imposes a withholding tax of 30% on payments of U.S. source interest and dividends, or gross proceeds from the disposition of an instrument that produces U.S. source interest or dividends paid after December 31, 2018, to certain non-U.S. entities, including certain non-U.S. financial institutions and investment funds, unless such non-U.S. entity complies with certain reporting requirements regarding its United States account holders and its United States owners. Most CLO vehicles in which FLEX invests will be treated as non-U.S. financial entities for this purpose, and therefore will be required to comply with these reporting requirements to avoid the 30% withholding. If a CLO vehicle in which FLEX invests fails to properly comply with these reporting requirements, it could reduce the amounts available to distribute to equity and junior debt holders in such CLO vehicle, which could materially and adversely affect FLEX’s operating results and cash flows.

If FLEX does not receive timely distributions from its CLO investments, it could have difficulty qualifying as a RIC.

As discussed above, FLEX is required to include in its taxable income its proportionate share of the income of certain CLO investments to the extent that such CLOs are PFICs for which FLEX has made a qualifying electing fund, or “QEF” election or are CFCs. To the extent that such CLOs fail to distribute their earnings and profits each year, FLEX may have difficulty qualifying as a RIC. To qualify as a RIC, FLEX must, among other thing, derive in each taxable year at least 90% of its gross income from certain sources specified in the Code, or the “90% Income Test.” Although the Code generally provides that the income inclusions from a QEF or a CFC will be “good income” for purposes of this 90% Income Test to the extent that the QEF or the CFC distribute such income to FLEX in the same taxable year to which the income is included in FLEX’s income, the Code does not specifically provide whether these income inclusions would be “good income” for this 90% Income Test if FLEX does not receive distributions from the QEF or CFC during such taxable year. The IRS has issued a series of private rulings in which it has concluded that all income inclusions from a QEF or a CFC included in a RIC’s gross income would constitute “good income” for purposes of the 90% Income Test. Such rulings are not binding on the IRS except with respect to the taxpayers to whom such rulings were issued. Recently, the IRS and U.S. Treasury Department issued proposed regulations that provide that the income inclusions from a QEF or a CFC would not be good income for purposes of the 90% Income Test unless FLEX receive a cash distribution from such entity in the same year attributable to the included income. As a result, the income inclusions from a CLO that is a QEF or a CFC may not be “good income” for purposes of the 90% Income Test unless FLEX receives a cash distribution from such entity in the same year attributable to the included income. If such income were not considered “good income” for purposes of the 90% Income Test, FLEX may have difficulty qualifying as a RIC if the CLOs in which it invests do distribute such income each year.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements in this joint proxy statement and prospectus constitute forward-looking statements because they relate to future events or TPIC’s or, following completion of the Merger, FLEX’s (as the combined surviving company) future performance or financial condition. The forward-looking statements in this joint proxy statement and prospectus are not historical facts, but rather are based on current expectations, estimates and projections about TPIC or FLEX, as applicable, TPIC’s or FLEX’s, as applicable, prospective portfolio investments, industry and assumptions. Forward-looking statements may include statements as to:

●	TPIC’s or FLEX’s, as applicable, future operating results;

●	TPIC’s or FLEX’s, as applicable, business prospects and the prospects of potential investments;

●	the impact of the investments that TPIC or FLEX, as applicable, expects to make;

●	the ability of TPIC’s or FLEX’s, as applicable, investments to achieve their objectives;

●	TPIC’s or FLEX’s, as applicable, expected financings and investments;

●	the adequacy of TPIC’s or FLEX’s, as applicable, cash resources and working capital; and

●	the timing of cash flows, if any, from the operations of the companies in which TPIC or FLEX, as applicable, invests.

In addition, words such as “anticipate,” “believe,” “expect,” “intend,” “seeks,” “would” and “should” indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements in this joint proxy statement and prospectus are not guarantees of future performance and involve risks, uncertainties and other factors, many of which will be beyond TPIC’s or FLEX’s control and difficult to predict. TPIC’s or FLEX’s, as applicable, actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in this joint proxy statement and prospectus. Other factors that could cause actual results to differ materially include:

●	changes in the economy, including changes in interest rates;

●	risks associated with possible disruption in TPIC’s or FLEX’s, as applicable, operations or the economy generally due to terrorism or natural disasters;

●	future changes in laws or regulations and conditions in TPIC’s or FLEX’s, as applicable, operating areas;

●	TPIC’s or FLEX’s, as applicable, dependence on key personnel of its investment adviser; and

●	TPIC’s or FLEX’s, as applicable, investment adviser’s limited experience in operating a BDC.

Although we believe that the assumptions on which the forward-looking statements in this joint proxy statement and prospectus are based are reasonable, any of those assumptions could prove to be inaccurate. As a result, the statements based on those assumptions could be inaccurate. Accordingly, the inclusion of forward-looking statements in this joint proxy statement and prospectus should not be regarded as a representation that TPIC’s or FLEX’s, as applicable, plans and objectives will be achieved and you should not place undue reliance on those statements.

Each of TPIC and FLEX has based the forward-looking statements included in this joint proxy statement and prospectus on information available to it on the date of this joint proxy statement and prospectus, and, except as required by the federal securities laws, undertakes no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise. You are advised to review any additional disclosures that TPIC or FLEX, as applicable, may make directly to you or through reports that it in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. The forward-looking statements and projections contained in this joint proxy statement and prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act.

THE ANNUAL MEETING OF TPIC

TRITON PACIFIC INVESTMENT CORPORATION INC.

6701 Center Drive, Suite 1450

Los Angeles, California 90045

ANNUAL MEETING OF STOCKHOLDERS

To Be Held On March 15, 2019

PROXY STATEMENT

GENERAL

This joint proxy statement and prospectus (for purposes of this section, this “Proxy Statement”) is furnished in connection with the solicitation of proxies by TPIC’s board of directors for use at the Annual Meeting of Stockholders of TPIC to be held at 10:00 a.m., Pacific Time, on March 15, 2019, at the offices of TPIC located at 6701 Center Drive, Suite 1450, Los Angeles, California 90045, and any adjournments or postponements thereof (the “Annual Meeting”). This Proxy Statement and the accompanying materials are first being made available to stockholders of record described below on or about February 19, 2019.

All properly executed proxies representing shares of TPIC Common Stock (the “TPIC Shares”) received prior to the Annual Meeting will be voted in accordance with the instructions marked thereon. If no specification is made, the TPIC Shares covered by the proxy card will be voted “FOR” approval of the Merger and the Merger Agreement, “FOR” approval of the new investment advisory agreement between TPIC and the New Investment Adviser, “FOR” approval of each of the director nominees described and discussed herein, “FOR” approval of the acceleration of the application of a minimum asset coverage ratio of 150% to TPIC, which would permit TPIC to double the maximum amount of leverage that it is permitted to incur and “FOR” approval of the proposal to adjourn the Annual meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Annual meeting to approve the foregoing proposals.

Any stockholder who has given a proxy has the right to revoke it at any time prior to its exercise. Stockholders who execute proxies may revoke them with respect to a proposal by submitting a letter of revocation or a later-dated proxy to TPIC at the above address prior to the date of the Annual Meeting, voting by telephone or Internet after you have given your proxy, or by attending the Annual Meeting and voting his or her TPIC Shares in person. Attendance at the Annual Meeting will not by itself revoke a previously granted proxy.

Stockholders of record (i.e., stockholders who hold TPIC Shares directly in their own names) who attend the Annual Meeting may vote in person whether or not he or she has previously voted his or her shares. Stockholders who hold their shares in an account with a broker, bank or other institution or nominee (“Broker TPIC Shares”), may vote such shares at the Annual Meeting only after obtaining proper written authority from their institution or nominee and present that authority at the Annual Meeting.

Quorum

The presence in person or by proxy of the holders of stock of TPIC entitled to cast one third of the votes entitled to be cast at the meeting (without regard to class) shall constitute a quorum at the Annual Meeting. Abstentions will be treated as shares present for quorum purposes. TPIC Shares for which brokers have not received voting instructions from the beneficial owner of the shares and do not have discretionary authority to vote the shares on certain proposals (which are considered “Broker Non-Votes” with respect to such proposals) will be treated as shares present for quorum purposes. However, abstentions and Broker Non-Votes are not counted as votes cast. If a quorum is not present at the Annual Meeting, the stockholders who are represented may adjourn the Annual Meeting until a quorum is present. The persons named as proxies will vote those proxies for such adjournment, unless the proxies are marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

Record Date

TPIC’s board of directors has fixed the close of business on February 12, 2019 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and all adjournments or postponements thereof. As of the Record Date, there were 1,606,913.35 shares of TPIC’s common stock outstanding which were held by 725 record holders.

Required Vote

Merger and Merger Agreement. The affirmative vote of holders of shares of TPIC Common Stock entitled to cast a majority of all the votes entitled to be cast is required to approve the Merger and the Merger Agreement. Abstentions and Broker Non-Votes will be treated as shares that are present at the Annual Meeting for purposes of determining the existence of a quorum. However, abstentions and Broker Non-Votes will not be counted as “votes cast” for this proposal. For this reason, an abstention or broker non-vote will have the effect of a vote against this proposal.

New Investment Advisory Agreement. The affirmative vote of a majority of TPIC’s outstanding voting securities is required to approve the new Investment Advisory Agreement between TPIC and the New Investment Adviser, to take effect upon consummation of the Merger. The 1940 Act defines “a majority of the outstanding voting securities” as the lesser of (i) 67% or more of the voting securities present at a meeting if the holders of more than 50% of TPIC’s outstanding voting securities are present or represented by proxy or (ii) 50% of TPIC’s voting securities. Abstentions and Broker Non-Votes will be treated as shares that are present at the Annual Meeting for purposes of determining the existence of a quorum. However, abstentions and Broker Non-Votes will not be counted as “votes cast” for this proposal. For this reason, an abstention or broker non-vote will have the effect of a vote against this proposal.

Election of Director Nominees. Each director shall be elected by a plurality of all the votes cast at the Annual Meeting in person or by proxy, provided that a quorum is present. Under plurality voting, the director nominees with the most affirmative votes are elected to fill the available seats, which means that any nominee with at least one affirmative vote may be elected. Stockholders may not cumulate their votes. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.  Any shares not voted (whether by abstention, Broker Non-Vote or otherwise) or voted against a nominee will have no impact on the election of directors, except to the extent that the failure to vote for an individual results in another individual receiving a larger proportion of votes. Under the rules of the New York Stock Exchange, brokers do not have discretionary authority to vote for the election of directors. As a result, absent specific voting instructions from the beneficial owner of the TPIC Shares, brokers will not be permitted to vote TPIC Shares for the election of directors.

Approval of the proposal to authorize TPIC to decrease its required asset coverage ratio from 200% to 150%. The affirmative vote of a majority of the votes cast on this proposal is required to approve this proposal. For purposes of the vote on this proposal, abstentions and Broker Non-Votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

Adjournment to solicit additional proxies. The affirmative vote of a majority of the votes cast on this proposal is required to approve this proposal. For purposes of the vote on this proposal, abstentions and Broker Non-Votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

Voting

You may vote in person at the Annual Meeting or authorize a proxy in accordance with the instructions provided below. Stockholders of TPIC are entitled to one vote for each Share held as of the Record Date.

When authorizing a proxy and mailing your proxy card, you are required to:

●	indicate your instructions on the proxy card;

●	date and sign the proxy card;

●	mail the proxy card promptly in the envelope provided, which requires no postage if mailed in the United States; and

●	allow sufficient time for the proxy card to be received on or before 10:00 a.m., Pacific Time, on March 15, 2019.

 Stockholders also have the following two options for authorizing a proxy to vote their shares:

●	via the Internet at www.proxyonline.com any time prior to 7:00 p.m. Eastern Time on March 14, 2019, and

●	by telephone, by calling (888) 227-9349 at any time prior to 7:00 p.m. Eastern Time on March 14, 2019, and per the instructions provided on the proxy card.

TPIC has enclosed a copy of this proxy statement and proxy card and a copy of TPIC’s Annual Report. If you plan on attending the Annual Meeting and voting your TPIC Shares in person, you will need to bring photo identification in order to be admitted to the Annual Meeting. To obtain directions to the Annual Meeting, please call TPIC at (804) 893-3712.

Other Information Regarding This Solicitation

TPIC will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing, printing and mailing this proxy statement, the accompanying Notice of Annual Meeting of Stockholders, and the proxy card. TPIC has requested that brokers, nominees, fiduciaries and other persons holding TPIC Shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners. TPIC will reimburse such persons for their reasonable expenses in so doing.

In addition to the solicitation of proxies by the use of the mail, proxies may be solicited in person and/or by telephone or facsimile transmission by directors, officers or employees of TPIC and/or officers or employees of Triton Pacific Adviser, LLC, TPIC’s investment adviser. The TPIC Investment Adviser is located at 6701 Center Drive, Suite 1450, Los Angeles, California 90045. No additional compensation will be paid to directors, officers or regular employees of TPIC or the TPIC Investment Adviser for such services. TPIC has engaged American Stock Transfer and Trust Company, LLC (AST) to provide certain proxy-related services. The cost to TPIC to use AST is approximately $30,000 including printing costs plus reasonable and approved out-of-pocket expenses. In the event that TPIC decides to engage a proxy solicitation firm to assist with the solicitation of proxies, the additional cost would be borne by TPIC.

PROPOSAL 1: APPROVAL OF THE MERGER AND MERGER AGREEMENT

TPIC stockholders are being asked to consider and vote on a proposal to approve the Merger and the Merger Agreement. See “The Merger” and “Description of the Merger Agreement.”

General Description of the Merger

Pursuant to the Merger Agreement, at the effective time (which we refer to as the time at which the Merger is consummated), PWAY will merge with and into TPIC, as part of a single integrated transaction, with TPIC, as the combined surviving company, being renamed as TP Flexible Income Fund, Inc. If the Merger is completed, the holders of PWAY Class A Shares will have a right to receive a number of shares of TPIC Common Stock equal to the result of (A) the PWAY Class A per-share NAV divided by (B) the TPIC per-share NAV, in each case determined in accordance with the Merger Agreement, and the holders of PWAY Class I Shares will have a right to receive a number of shares of TPIC Common Stock equal to the result of (A) the PWAY Class I per-share NAV divided by (B) the TPIC per-share NAV, in each case determined in accordance with the Merger Agreement. Until the Merger is completed, the value of the shares of TPIC Common Stock to be issued in the Merger and the number of shares of TPIC Common Stock to be issued to PWAY stockholders may fluctuate or change.

Based on the number of shares of TPIC (as renamed as FLEX) Common Stock issued and outstanding at the closing of the Merger, it is expected that TPIC stockholders will own approximately 65.5% of the outstanding FLEX common stock and PWAY stockholders will own approximately 34.5% of the outstanding FLEX common stock.

In addition, the TPIC Investment Adviser and the TPIC Investment Sub-Adviser, will cease to serve as the investment adviser and investment sub-adviser, respectively, to TPIC, and, subject to the approval of Proposal 2, below, the New Investment Adviser will serve as the investment adviser to the combined surviving company following completion of the Merger. The TPIC Administrator will cease serving as the administrator to TPIC, and Prospect Administration will serve as the administrator and TPIC Administrator will serve as the sub-administrator to the combined surviving company following completion of the Merger.

Following completion of the Merger, at least 70% of the combined surviving company’s investments are expected to consist primarily of syndicated senior secured first lien loans, syndicated senior secured second lien loans, and to a lesser extent, subordinated debt, and up to 30% of its investments are expected to consist of other securities, including private equity (both common and preferred), dividend-paying equity, royalties, and the equity and junior debt tranches of CLOs. The senior secured loans underlying FLEX’s CLO investments are expected typically to be BB or B rated (non-investment grade, which are often referred to as “high yield” or “junk”) and in limited circumstances, unrated, senior secured loans.

The structure of the Merger was selected in order to optimize the U.S. federal income tax treatment of the Merger. The proposed Merger is expected to be treated as a tax-free “reorganization” under Section 368(a) of the Code.

Background of the Merger

Since its inception, TPIC’s investment strategy was intended to focus primarily on equity, structured equity and debt investments in small to mid-sized private U.S. companies. The members of the investment committee of the TPIC Investment Adviser have substantial experience in making debt and private equity investments in small to mid-sized private companies. In order to generate some current income, the TPIC Investment Adviser engaged the TPIC Investment Sub-Adviser to assist the TPIC Investment Adviser with identifying, evaluating, negotiating, and structuring debt investments. Through the TPIC Investment Adviser and the TPIC Investment Sub-Adviser, TPIC’s investment objectives were to maximize its portfolio’s total return by generating long-term capital appreciation from its private equity investments and current income from its debt investments.

However, since it commenced investment activities in the second half of 2014, for a number of reasons, TPIC has not had the success it originally anticipated in sourcing and investing in equity transactions. These reasons primarily include TPIC’s inability to raise the assets that management had originally expected. Private equity investments typically require a large initial investment relative to TPIC’s debt investments. TPIC had hoped to obtain exemptive relief from the SEC to allow it to co-invest in portfolio companies alongside the TPIC Investment Adviser and its affiliates as these co-investment opportunities would reduce the amount of capital TPIC would be required to invest in a private equity transaction. However, although TPIC applied for exemptive relief, such relief is granted at the discretion of the SEC and the SEC never granted TPIC exemptive relief. Because TPIC was never able to obtain exemptive relief, it could only make private equity investments alone or alongside unaffiliated third parties. As a result, TPIC was never able to complete private equity investments at the levels it had originally intended and its debt investment portfolio consistently constituted the overwhelming majority of its investment portfolio.

Because of the failures in obtaining a private equity focused portfolio and because the experience of the TPIC Investment Adviser and its principals lied mainly in the private equity markets, the board of directors and management of TPIC began to seek strategic alternatives for TPIC to better leverage its debt portfolio. Starting in the first quarter of 2018, TPIC engaged a financial adviser to assist it in pursuing strategic alternatives for TPIC.

Members of TPIC’s management and the TPIC Investment Adviser provided the TPIC board of directors with an update on the status of discussions with potential strategic partners. These strategic partners included potential sub-advisers who would be responsible for managing TPIC’s entire investment portfolio, subject to the supervision of the TPIC Investment Adviser. Ultimately, TPIC’s board of directors determined that a strategic partnership, rather than the engagement of a new investment adviser or sub-adviser, would be in the best interests of TPIC. This determination was based on a number of factors, including (i) the ability to increase TPIC’s assets under management by partnering with another fund, (ii) the ability to take advantage of the exemptive relief granted by the SEC to another fund, thereby allowing TPIC to take advantage of a broader and more diverse range of investment opportunities, and (iii) the engagement of a new investment advisory team with substantially more experience in the debt investment markets than the current investment team at the TPIC Investment Adviser. After reviewing its options, management of TPIC determined that PWAY provided the best opportunity for TPIC given its asset base, historical investment performance and the experience of its management.

In its definitive transaction proposal, TPIC proposed to acquire all outstanding shares of PWAY Common Stock at its net asset value. The proposal also indicated that TPIC had received preliminary internal approvals for the transaction and, although the completion of the transaction was subject to further diligence, wished to negotiate and sign a merger agreement promptly.

Shortly thereafter, TPIC submitted a revised proposal, which was memorialized in a term sheet (the “Term Sheet”), which was largely reflective of recent discussions with members of TPIC’s and PWAY’s management. The members of TPIC’s management and the TPIC Investment Adviser, reviewed and discussed the Term Sheet with its legal counsel and further discussed the Term Sheet with PWAY.

Thereafter, members of PWAY’s management and the PWAY Investment Adviser, along with TPIC and members of its management, the TPIC Investment Adviser, and their legal counsel commenced drafting this joint proxy statement and prospectus, and PWAY and its legal counsel commenced drafting and negotiating the Merger Agreement with TPIC and its legal counsel.

On August 3, 2018, the form of joint proxy statement and registration statement, the Merger and form of Merger Agreement were presented to the TPIC board of directors. The TPIC board of directors noted that the investment committee of the New Investment Adviser has significantly more experience in making the types of debt investments that TPIC intends to make than does the personnel of the TPIC Investment Adviser. The TPIC board of directors also considered the alternatives to engaging in a merger at this time, including continuing to operate in the manner in which TPIC has historically operated. The TPIC board of directors also considered the benefit to TPIC and its stockholders related to the TPIC Investment Adviser’s agreement to cap the expenses owed to it under the existing expense reimbursement agreement. The TPIC board of directors also considered the proposed replacement of all of its directors, except for Craig J. Faggen, including with one interested director and three independent directors from the PWAY board of directors.

The TPIC Investment Adviser then advised the TPIC board of directors that, subject to receipt of requisite board approval, TPIC was in a position to execute the Merger Agreement with PWAY and announce the transaction. At this meeting, members of TPIC’s management and the TPIC Investment Adviser reviewed with the TPIC board of directors the terms and conditions of the Merger Agreement and the TPIC board’s fiduciary duties when considering the proposed transaction. The TPIC board of directors considered various reasons to approve the Merger Agreement, including certain countervailing factors. For a more detailed discussion of the material factors considered by the PWAY board of directors, see “—Reasons for the Merger” below. After discussion with members of TPIC’s management, and in light of the reasons considered, the TPIC board of directors:

●	determined the Merger Agreement and the transactions contemplated thereby, including the Merger, to be advisable, fair to and in the best interests of TPIC;

●	approved and adopted the Merger Agreement and the transactions contemplated thereby, including the Merger; and

●	resolved to recommend that TPIC stockholders adopt the Merger Agreement and approve the Merger.

On August 10, 2018, following the foregoing events, the Initial Merger Agreement was executed by PWAY and TPIC, and on August 14, 2018, the parties issued a joint press release publicly announcing entry into the Initial Merger Agreement. On February 12, 2019, the parties agreed to certain changes to the Merger and the Initial Merger Agreement and executed the Amended and Restated Agreement and Plan of Merger dated as of February 12, 2019.

Reasons for the Merger

TPIC

TPIC’s board of directors met to formally discuss and consider matters relating to the proposed Merger and Merger Agreement. During the course of these meetings, and in informal discussions with TPIC management, TPIC’s board of directors requested, received and discussed information from representatives of management, the TPIC Investment Adviser, as well as TPIC’s financial, legal and other advisors, regarding the strategic rationale for the proposed Merger, the potential benefits and drawbacks of the proposed Merger and Merger Agreement, the potential benefits and costs of the proposed Merger and the duties of TPIC’s board of directors in connection with the proposed Merger. TPIC’s board of directors approved the proposed Merger and the Initial Merger Agreement at a meeting on August 3, 2018 and approved the Amended and Restated Agreement and Plan of Merger on February 12, 2019.

In reaching its determination that the Merger is in TPIC’s best interests, the TPIC board of directors considered a number of factors presented at that meeting or at a prior meeting and upon review of the amended merger agreement, including the following:

●	Improved Scale. The Merger is anticipated to enhance TPIC’s ability (as FLEX) to provide capital to financial sponsors and borrowers, which may expand FLEX’s reputation in the marketplace. With the ability to make more investments, FLEX expects to add more value to financial sponsors and borrowers and to negotiate better terms for its portfolio investments. The New Investment Adviser may seek to have FLEX and one or more other investment accounts managed by the New Investment Adviser or any of its affiliates participate in an investment opportunity. The New Investment Adviser has received an exemptive order from the SEC granting TPIC, as FLEX, the ability to negotiate terms other than price and quantity of co-investment transactions with other funds managed by the New Investment Adviser or certain affiliates, including Prospect Capital Corporation and Priority Income Fund, Inc., subject to the conditions included therein.

●	More Varied Portfolio. The Merger should provide FLEX with a larger asset base, which may provide the New Investment Adviser with greater variation of investment options for FLEX, including the potential for more varied portfolio investments, economies of scale and flexibility to manage FLEX’s leverage while maintaining an appropriate risk profile for FLEX’s stockholders.

●	Increased Market Capitalization and Additional Market Coverage. The Merger is expected to significantly increase TPIC’s (as FLEX) market capitalization. In addition, a larger asset base and access to more financial sponsors could result in additional market coverage of FLEX and, potentially, an increased focus by current and potential investors on FLEX.

●	No Material Change in Expense Ratio. TPIC’s board of directors considered the fees and total annual expense ratios of TPIC, including the estimated fees and expenses of the combined surviving company after the Merger. As a result of the Merger, FLEX’s fixed costs (e.g., printing and mailing of periodic reports and proxy statements, legal expenses, audit fees and other expenses) are anticipated to be substantially similar (as a percentage of average net assets attributable to FLEX’s common stock) to the total annual operating expenses currently being borne by TPIC stockholders.

●	Dilution to TPIC Stockholders. Although there will be no dilution to per share NAV as TPIC is not authorized to issue TPIC Common Stock at less than NAV, the proposed transaction is anticipated to result in some dilution to the earnings per share of FLEX’s common stock in the shorter-term, due to the period expected to be required to redeploy PWAY’s cash and cash equivalents acquired in connection with the Merger. The TPIC board of directors considered information provided by management as to current expectations for when the PWAY assets acquired in the Merger would be fully invested and the ability of FLEX to start returning to FLEX stockholders net investment income in excess of the dilution resulting from the Merger. The point at which FLEX stockholders will begin to receive income in excess of the dilution depends on a series of factors (the outcome of which is not yet knowable), including the rate of deployment of capital, market conditions, investment performance and leverage. The special repurchase offer that will be conducted after the Merger is completed could, depending on the number of stockholders who participate, cause FLEX to liquidate some of its holdings and otherwise deploy capital to repurchase shares, rather than to pay distributions. This could further delay the point at which FLEX stockholders begin to receive income in excess of dilution.

●	Increased Use of Leverage. In reaching its recommendation to stockholders to approve the proposal to increase the limitations on leverage, TPIC’s board of directors considered a possible source of conflict of interest due to the management and incentive fees that TPIC pays to its existing investment adviser and that FLEX will pay to the New Investment Adviser. TPIC’s board of directors, including its independent directors, concluded that the benefits to TPIC’s (and FLEX’s) stockholders from enabling TPIC to incur additional leverage outweighs any detriment from potential increased management fees. TPIC’s board of directors also considered the effect of the following factors:

●	the costs and benefits of giving TPIC the ability to incur additional leverage;

●	the cost of leverage versus other sources of capital; and

●	any impact on operating expenses associated with an increase in leverage.

TPIC’s board of directors believes that having such flexibility to incur additional leverage prior to April 18, 2019 would also be in the best interests of TPIC as TPIC (as FLEX) could:

●	grow FLEX’s assets and investment portfolio, including by investing in more senior securities (at lower rates) and still achieve the same rate of return; and

●	increase FLEX’s net investment income with a larger investment portfolio.

●	Expected Costs of the Proposed Merger. The TPIC board of directors considered the costs to be borne by TPIC, regardless of whether the Merger is consummated, including its legal and accounting fees. The TPIC board of directors considered the costs to be borne by TPIC in light of the potential benefits of the Merger and noted that the TPIC Investment Adviser anticipated that the projected costs of the consummated Merger may be recovered over time.

●	ESA Reimbursement Amount. In connection with the Merger, the TPIC Investment Adviser has agreed to waive any amounts owed to it under the TPIC ESA and therefore no reimbursements will be paid by TPIC to the TPIC Investment Adviser pursuant to the TPIC ESA. As of September 30, 2018, $2,628,382 remains outstanding that potentially could be subject to repayment by TPIC. Accordingly, the Merger is expected to eliminate the obligations that TPIC would otherwise be required to pay to the TPIC Investment Adviser if the Merger were not completed.

●	Distributions to TPIC Stockholders. The Merger is not expected to reduce TPIC’s earnings such that FLEX would not be able to maintain current distribution rates to its stockholders. As a result of additional investment opportunities and flexibility due to the increase in assets from the acquisition of PWAY, FLEX is expected to be able to continue to pay monthly distributions to its stockholders and, after the “ramp up” period to invest the cash received in the Merger, increase the distributions that are currently paid to TPIC stockholders. It is possible that a portion of these distributions will represent a return of capital. A return of capital generally is a return of stockholders’ investment rather than a return of earnings or gains derived from FLEX’s investment activities and will be made after deducting the fees and expenses payable in connection with FLEX’s continuous public offering, including any fees payable to the New Investment Adviser.

●	Compliance with Regulatory Obligations. The Merger should not affect the ability of FLEX to comply with its regulatory obligations, including its ability to maintain appropriate leverage and continue to operate in compliance with the asset coverage requirements set forth in the 1940 Act and to pay dividends required of RICs.

●	Tax Considerations. The TPIC board of directors also discussed the potential tax implications of the Merger for TPIC and its stockholders, noting that the Merger is not expected to be taxable for TPIC or its stockholders.

The TPIC board of directors noted that the investment committee of the New Investment Adviser has significantly more experience in making the types of debt investments that FLEX intends to make compared to that of the personnel of the TPIC Investment Adviser. The TPIC board of directors also considered the alternatives to engaging in a merger at this time, including continuing to operate in the manner in which TPIC has historically operated. The TPIC board of directors also considered the benefit to TPIC and its stockholders related to the TPIC Investment Adviser’s agreement to cap the expenses owed to it under the existing expense reimbursement agreement. The TPIC board of directors also considered the proposed replacement of all of its directors, except for Craig J. Faggen, including with one interested director and three independent directors from the PWAY board of directors.

This discussion of the information and factors that TPIC’s board of directors considered in making its decision is not intended to be exhaustive, but includes the material factors considered by TPIC’s board of directors. Because of the wide variety of factors considered in connection with its evaluation of the Merger and Merger Agreement and the complexity of those matters, TPIC’s board of directors did not find it useful to, and did not attempt to, quantify, rank or otherwise assign relative weights to these factors. In addition, the individual members of TPIC’s board of directors may have given different weights to different factors.

TPIC’s board of directors, including its independent directors, considered all of these factors and others as a whole and, on balance, determined the Merger to be in the best interests of TPIC and approved the Merger and the Merger Agreement.

Recommendation of the Board of Directors of TPIC

TPIC’s board of directors, including its independent directors, determined that the Merger Agreement and the Merger are all advisable, fair to and in the best interests of TPIC, and approved and adopted entry into the Merger Agreement and consummation of the Merger. TPIC’s board of directors recommends that TPIC stockholders vote “FOR” approval of the Merger and the Merger Agreement.

Interests of Certain Persons Related to TPIC in the Merger

General

In considering the recommendations of the TPIC board of directors with respect to the Merger, TPIC stockholders should be aware that certain persons related to TPIC have certain interests, including financial interests, in the transactions that may be different from, or in addition to, the interests of PWAY stockholders generally. The TPIC board of directors was aware of these interests and considered them, among other matters, in approving the Merger Agreement and the transactions contemplated thereby, and in making its recommendations that TPIC stockholders approve and adopt the Merger Agreement and approve the transactions contemplated thereby.

New Investment Adviser

The New Investment Adviser is a newly-formed limited liability company jointly owned by the TPIC Investment Adviser and Prospect Capital Management, and is an affiliate of the PWAY Investment Adviser. Following the consummation of the Merger, the TPIC Investment Adviser will hold one non-voting unit (representing less than one percent of all outstanding units) and a 50% economic interest in the New Investment Adviser. As a result, there will be certain financial interests in the Merger as a result of the New Investment Adviser receiving the management fee and incentive fee described herein upon completion of the Merger. Because total assets under management will increase as a result of the Merger, the dollar amount of the New Investment Adviser’s management fee will increase relative to that received by TPIC’s Investment Adviser as a result of the Merger. Depending on how the cash and cash equivalents acquired by TPIC from PWAY in connection with the Merger are invested by TPIC, the New Investment Adviser will have an opportunity to earn a higher incentive fee than the TPIC Investment Adviser earned.

Board Composition

At the effective time, TPIC’s board of directors will continue to consist of five directors, with each of Prospect Capital Management and the TPIC Investment Adviser having the right to nominate one individual for election to the board of directors of the combined surviving company so long as (i) the New Investment Adviser is the investment adviser to the combined surviving company and (ii) such nomination is (A) in accordance with the combined surviving company’s charter, bylaws and applicable law, and (B) consistent with the duties of the board of directors of the combined surviving company. Prospect Capital Management has nominated M. Grier Eliasek, PWAY’s existing Chief Executive Officer and President, to the combined surviving company’s board of directors, and the TPIC Investment Adviser has nominated Craig J. Faggen, TPIC’s existing Chief Executive Officer and member of its board of directors, to the combined surviving company’s board of directors. In addition, TPIC has nominated three new independent directors to the combined surviving company’s board of directors, each of whom is currently an independent director on PWAY’s board of directors. The terms of each of these nominated directors is effective upon consummation of the Merger.

Indemnification and Insurance

Following the effective time, TPIC, to the fullest extent permitted under applicable law and its charter, will indemnify, defend and hold harmless and advance expenses to the present and former directors and officers of TPIC and PWAY or any of its consolidated subsidiaries, and any such person presently or formerly serving at the request of TPIC or PWAY or any of their respective consolidated subsidiaries as a director, officer, employee, trustee or fiduciary of any other person or entity or under or with respect to any employee benefit plan, against all costs or expenses (including reasonable attorneys’ fees), judgments, fines, losses, claims, damages, penalties, amounts paid in settlement or other liabilities incurred in connection with any proceeding or claim arising out of actions or omissions occurring at or prior to the effective time, including the Merger.

The Merger Agreement requires TPIC to maintain for a period of six years following the effective time a directors’ and officers’ liability insurance policy covering the present and former officers and directors of TPIC and PWAY or any of their respective consolidated subsidiaries, containing identical or better coverage and amounts and terms and conditions no less advantageous as that coverage currently provided by TPIC’s or PWAY’s, as applicable, current policies, except that TPIC is not required to expend more than 300% of the last amount expended by PWAY for its policies. If TPIC is unable to maintain or obtain such a policy, TPIC must only obtain as much comparable insurance as is available for 300% of PWAY’s last premium. PWAY may, at its option, fulfill its obligation to maintain a directors’ and officers’ liability insurance policy covering the present and former officers and directors of PWAY by purchasing a directors’ and officers’ insurance policy or a “tail” policy under PWAY’s current directors’ and officers’ liability insurance policy provided that such policy provides substantially equivalent benefits as the current director’s and officers’ liability insurance policy.

Required Vote

The affirmative vote of holders of shares of TPIC Common Stock entitled to cast a majority of all the votes entitled to vote on the matter is required to approve the Merger and the Merger Agreement. Holders of record of TPIC Common Stock on the TPIC Record Date are entitled to one vote per share.

TPIC’S BOARD OF DIRECTORS RECOMMENDS THAT ITS STOCKHOLDERS VOTE “FOR” APPROVAL OF THE MERGER AND THE MERGER AGREEMENT.

PROPOSAL 2: APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT WITH Prospect Flexible Income Management, LLC

Background

At the Annual Meeting, stockholders are being asked to approve a new investment advisory agreement with Prospect Flexible Income Management, LLC, as TPIC’s new investment adviser, pursuant to which the New Investment Adviser will serve as the investment adviser to TPIC, as FLEX, effective upon consummation of the Merger.

The TPIC Investment Adviser is currently led by Craig J. Faggen, who is also TPIC’s Chairman, Chief Executive Officer and President, and Ivan Faggen, Joseph Davis and Thomas M. Scott, who collectively make up the TPIC investment committee. In connection with the Merger, Messrs. Faggen, Faggen, Davis and Scott will be stepping down from their roles with TPIC. It is anticipated that M. Grier Eliasek, the current President and Chief Operating Officer of the New Investment Adviser, will also serve as Chairman, Chief Executive Officer and President of FLEX following completion of the Merger, and Mr. Faggen will serve as a member of FLEX’s board of directors.

Mr. Eliasek has substantial investment and portfolio management experience, which TPIC’s board of directors believes will be beneficial to TPIC and its stockholders following completion of the Merger. Mr. Eliasek is the current Chairman, Chief Executive Officer and President of PWAY and is the current President, Co-Founder and Chief Operating Officer of Prospect Capital Corporation, a BDC that is listed for trading on the Nasdaq Stock Market that had total assets of approximately $6.2 billion as of September 30, 2018 and aggregate investments under management, at fair value, of approximately $6.35 billion (including undrawn credit facilities) as of September 30, 2018. Mr. Eliasek is also the current Chief Executive Officer and President of Priority Income Fund, Inc., an externally managed, non-diversified, closed-end management investment company that invests primarily in senior secured loans, including via CLO debt and equity investments, of companies whose debt is rated below investment grade or, in limited circumstances, unrated. TPIC’s board of directors believes that Mr. Eliasek’s depth of knowledge and experience and background in investment management makes him well suited to lead TPIC, as FLEX, in its new investment strategy following consummation of the Merger.

Following completion of the Merger and upon the appointment of the New Investment Adviser, FLEX’s investment activities will be led by a team of investment professionals from the investment and operations team of Prospect Capital Management. The New Investment Adviser’s investment professionals have significant experience and an extensive track record of investing in companies, managing high-yielding debt and equity investments in Infrastructure companies and have developed an expertise in using all levels of a firm’s capital structure to produce income-generating investments, while focusing on risk management. Such parties also have extensive knowledge of the managerial, operational and regulatory requirements of publicly traded investment companies. The New Investment Adviser does not currently have employees, but has access to certain investment, finance, accounting, legal and administrative personnel of Prospect Capital Management and Prospect Administration and may retain additional personnel as FLEX’s activities expand. In particular, certain personnel of Prospect Capital Management will be made available to the New Investment Adviser to assist it in managing FLEX’s portfolio and operations, provided that they are supervised at all times by the New Investment Adviser’s management team.

The 1940 Act requires that the New Investment Advisory Agreement be approved by TPIC’s stockholders in order for it to become effective following completion of the Merger. On August 17, 2018, at an in-person meeting, TPIC’s board of directors, including the directors who are not parties to the Existing Agreement or the New Investment Advisory Agreement and who are not “interested persons” of TPIC or the TPIC Investment Adviser for purposes of the 1940 Act (the “independent directors”), approved the New Investment Advisory Agreement on behalf of TPIC and recommended that its approval be submitted to a vote of TPIC’s stockholders for the reasons discussed below.

The completion of the Merger is subject to a number of conditions, including obtaining stockholder approval of the New Investment Advisory Agreement so it can take effect immediately after the closing of the Merger. The New Investment Advisory Agreement will be similar to the Existing Agreement but will have certain differences, which are described below.

The Existing Investment Advisory Agreement

TPIC and the TPIC Investment Adviser are party to the Existing Agreement, under which the TPIC Investment Adviser, subject to the overall supervision of TPIC’s board of directors, manages TPIC’s day-to-day operations and provides TPIC with investment advisory services. For providing these services, the TPIC Investment Adviser receives a base management fee from TPIC based on TPIC’s total assets, including any assets acquired with the proceeds of leverage, and an incentive management fee based on TPIC’s performance (the “Incentive Fee”). Because TPIC is seeking stockholder approval of proposals that affect the Existing Agreement, additional detail is provided below regarding the terms of the Existing Agreement.

Overview

The TPIC Investment Adviser serves pursuant to the Existing Agreement in accordance with the 1940 Act. Under the terms of the Existing Agreement, the TPIC Investment Adviser is responsible for sourcing potential investments, conducting research on prospective investments, analyzing investment opportunities, structuring TPIC’s investments, and monitoring TPIC’s investments and portfolio companies on an ongoing basis.

Fees under the Existing Agreement

Pursuant to the Existing Agreement and subject to the overall supervision of TPIC’s board of directors, the TPIC Investment Adviser provides investment advisory services to TPIC. For providing these services, the TPIC Investment Adviser receives a fee from TPIC consisting of two components—a base management fee and the Incentive Fee.

Base Management Fee under the Existing Agreement

The base management fee under the Existing Agreement is calculated at a quarterly rate of 0.5% (2.0% annualized) of TPIC’s average gross assets (including amounts borrowed for investment purposes) and payable quarterly in arrears. The base management fee for any calendar quarter is calculated based on the average value of TPIC’s gross assets at the end of that and the immediately preceding quarters, appropriately adjusted on a pro rata basis during any partial quarter for any share issuances or repurchases during the relevant quarter. The base management fee may or may not be taken in whole or in part at the discretion of the TPIC Investment Adviser. The TPIC Investment Adviser is not required to take all or any portion of the base management fee owed to it in any quarter. Instead, the TPIC Investment Adviser may defer payment of all or any portion of the base management fee (without interest) to a later quarter as determined by the TPIC Investment Adviser.

Incentive Fee under the Existing Agreement

Though, pursuant to the Advisers Act, the TPIC Investment Adviser could receive an incentive fee on both current income earned and income from capital gains, the TPIC Investment Adviser has agreed to forego charging TPIC any incentive fees from current income. As such, the TPIC Investment Adviser will be paid an incentive fee only upon the realization of a capital gain from the sale of an investment. The incentive fee will be calculated and payable quarterly in arrears or as of the date of TPIC’s liquidation or the termination of the Existing Agreement, and will equal 20% of TPIC’s realized capital gains on a cumulative basis from inception through the end of each quarter, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.

For purposes of the foregoing: (1) the calculation of the incentive fee shall include any capital gains that result from cash distributions that are treated as a return of capital, (2) any such return of capital will be treated as a decrease in TPIC’s cost basis for the relevant investment and (3) all fiscal year-end valuations will be determined by TPIC in accordance with GAAP, applicable provisions of the 1940 Act and TPIC’s pricing procedures. In determining the incentive fee payable to the TPIC Investment Adviser, TPIC will calculate the aggregate realized capital gains, aggregate realized capital losses and aggregate unrealized capital depreciation, as applicable, with respect to each of the investments in TPIC’s portfolio. For this purpose, aggregate realized capital gains, if any, will equal the sum of the positive differences between the net sales prices of TPIC’s investments, when sold, and the cost of such investments since inception. Aggregate realized capital losses will equal the sum of the amounts by which the net sales prices of TPIC’s investments, when sold, is less than the original cost of such investments since inception. Aggregate unrealized capital depreciation will equal the sum of the difference, if negative, between the valuation of each investment as of the applicable date and the original cost of such investment. At the end of the applicable period, the amount of capital gains that serves as the basis for TPIC’s calculation of the capital gains incentive fee will equal the aggregate realized capital gains less aggregate realized capital losses and less aggregate unrealized capital depreciation with respect to TPIC’s portfolio investments. If this number is positive at the end of such period, then the incentive fee for such period will be equal to 20% of such amount, less the aggregate amount of any incentive fees paid in all prior periods.

While the Existing Agreement neither includes nor contemplates the inclusion of unrealized gains in the calculation of the capital gains incentive fee, pursuant to an interpretation of an American Institute of Certified Public Accountants, or AICPA, Technical Practice Aid for investment companies, we include unrealized gains in the calculation of the capital gains incentive fee expense and related accrued capital gains incentive fee. This accrual reflects the incentive fees that would be payable to the TPIC Investment Adviser as if TPIC’s entire portfolio was liquidated at its fair value as of the balance sheet date even though the TPIC Investment Adviser is not entitled to an incentive fee with respect to unrealized gains unless and until such gains are actually realized.

The TPIC Investment Sub-Adviser is paid management fees and incentive fees based on the average gross assets and performance of the portfolio managed by the TPIC Investment Sub-Adviser. All fees paid to the TPIC Investment Sub-Adviser are paid out of the fees payable to the TPIC Investment Adviser and do not increase the amount of advisory fees TPIC pays. If the Merger and the New Investment Advisory Agreement are approved, TPIC will terminate TPIC’s relationship with the TPIC Investment Sub-Adviser.

  The returns shown above are for illustrative purposes only. There is no guarantee that positive returns will be realized and actual returns may vary from those shown in the examples above.

Payment of TPIC’s Expenses Under the Existing Agreement

Under the Existing Agreement, TPIC’s primary operating expenses will be the payment of the base management and incentive fees and other expenses under the Existing Agreement and TPIC’s existing administration agreement. TPIC’s investment advisory fee compensates the TPIC Investment Adviser for its work in identifying, evaluating, negotiating, executing, monitoring and servicing TPIC’s investments.

TPIC will bear all other expenses of TPIC’s operations and transactions.

Indemnification

TPIC’s charter and the Existing Agreement provides that the TPIC Investment Adviser and its officers, directors, controlling persons and any other person or entity affiliated with it acting as TPIC’s agent shall be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) to the fullest extent permitted by law for any liability or loss suffered by the TPIC Investment Adviser in connection with its services to TPIC. However, in accordance with the 1940 Act, TPIC will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Further, TPIC will not provide indemnification to a person for any loss or liability that would violate any other federal or state securities laws. To this end and in order to comply with NASAA Omnibus Guidelines, until such time as TPIC may list its shares on a national securities exchange the following limitations on indemnification shall apply:

1.	TPIC shall not provide for indemnification of an any party entitled to indemnification unless all of the following conditions are met:

a.	TPIC has determined, in good faith, that the course of conduct that caused the loss or liability was in TPIC’s best interests;

b.	TPIC has determined, in good faith, that the party seeking indemnification was acting on behalf of or performing services for TPIC;

c.	TPIC has determined, in good faith, that such liability or loss was not the result of (A) negligence or misconduct, in the case that the party is the TPIC Investment Adviser, an affiliate of the TPIC Investment Adviser or TPIC officer, or (B) gross negligence or willful misconduct in the case that the party is a director (and not also a TPIC officer, the TPIC Investment Adviser, or an affiliate of the TPIC Investment Adviser); or

d.	Such indemnification or agreement to hold harmless is recoverable only out of assets and not from TPIC’s stockholders.

2.	TPIC shall not provide indemnification for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by any person seeking indemnification unless one or more of the following conditions are met:

a.	there has been a successful adjudication on the merits of each count involving the alleged material securities law violations;

b.	such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction; or

c.	a court of competent jurisdiction approves a settlement of the claims, and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the SEC and of the published position of any state securities regulatory authority in which securities were offered or sold as to indemnification for violations of securities laws.

TPIC shall pay or reimburse reasonable legal expenses and other costs incurred by a director, an officer, the TPIC Investment Adviser or any Affiliate of the TPIC Investment Adviser in advance of final disposition of a proceeding if all of the following are satisfied: (a) the proceeding relates to acts or omissions with respect to the performance of duties or services on TPIC’s behalf; (b) the person(s) seeking indemnification provide TPIC with written affirmation of their good faith belief that the standard of conduct necessary for indemnification by TPIC as authorized by the bylaws has been met; (c) the legal proceeding was initiated by a third party who is not a stockholder or, if by TPIC’s stockholder acting in his or her capacity as such, a court of competent jurisdiction approves such advancement; and (d) such person(s) provides TPIC with a written agreement to repay the amount paid or reimbursed by TPIC, together with the applicable legal rate of interest, in cases in which such person(s) is found not to be entitled to indemnification. TPIC will not incur the cost of any portion of liability insurance which insures the TPIC Investment Adviser for any liability to which the TPIC Investment Adviser is prohibited from being indemnified.

Duration, Termination and Amendment

The TPIC Investment Adviser’s services under the Existing Agreement may not be exclusive, and it is free to furnish similar services to other entities so long as its services to TPIC are not impaired. Unless earlier terminated as described below, the Existing Agreement will remain in effect from year to year if approved annually by (i) the vote of TPIC’s board of directors, or by approval by the affirmative vote of stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter, and (ii) the vote of a majority of TPIC’s independent directors. An affirmative vote of stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter is also necessary in order to make material amendments to the Existing Agreement. The Existing Agreement will automatically terminate in the event of its assignment. As required by the 1940 Act, the Existing Agreement provides that TPIC may terminate the Existing Agreement without penalty upon 60 days’ written notice to the TPIC Investment Adviser. The TPIC Investment Adviser may voluntarily terminate the Existing Agreement upon 120 days’ notice prior to termination and must pay all expenses associated with its termination.

Comparison of the Existing Agreement and New Investment Advisory Agreement

Subject to a few exceptions discussed below, the terms of the New Investment Advisory Agreement, including (i) the investment management services to be provided by the New Investment Adviser thereunder, (ii) the indemnification provisions thereunder and (iii) the provisions regarding termination and amendment, are substantially identical to those of the Existing Agreement.

The following table sets forth a comparison of the advisory fees to be paid under the New Investment Advisory Agreement and the advisory fees currently paid under the Existing Agreement:

Advisory Fees	Existing Agreement	New Investment Advisory Agreement
Base Management Fee	A quarterly rate of 0.5% (2.0% annualized) calculated based on the average value of TPIC’s gross assets at the end of each calendar quarter, and appropriately adjusted for any share issuances or repurchases during any such quarter.	A quarterly rate of 0.4375% (1.75% annualized) calculated based on the average value of FLEX’s total assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter.

Subordinated Incentive Fee on Income	None	20.0% on FLEX’s pre-incentive fee net investment income, subject to a quarterly fixed preferred return of 1.5% (6.0% annualized) and a “catch up” feature.

Incentive fee on Capital Gains	20.0% payable quarterly in arrears on realized capital gains, if any, on a cumulative basis from inception, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees.	20.0% payable annually on realized capital gains, if any, for the calendar year, computed net of all realized capital losses and unrealized capital depreciation at the year end.

Other than the different fee structures, discussed above, the Existing Agreement and the New Investment Advisory Agreement are substantially similar in all material respects. The advisory services to be provided by the TPIC Investment Adviser and the New Investment Adviser thereunder are also substantially similar. In addition, both agreements are for an initial period of two years and thereafter continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (a) the vote of the applicable company’s board of directors or by the vote of a majority of the outstanding voting securities of such company and (b) the vote of the applicable company’s independent directors. Each agreement may be terminated (i) upon 60 days’ written notice, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the applicable company or by the vote of the applicable company’s board of directors or (ii) by the applicable investment adviser upon 120 days’ written notice. The Existing Agreement provides that all disputes under that agreement will be governed by the laws of the State of California and that the federal and state courts located in Los Angeles, California will have exclusive jurisdiction over any disputes under the Existing Agreement. The New Investment Advisory Agreement provides that all disputes under that agreement will be governed by the laws of the State of New York and that the federal and state courts located in New York, New York will have exclusive jurisdiction over any disputes under the New Investment Advisory Agreement.

Incentive Fees under the New Investment Advisory Agreement

TPIC, as FLEX, will pay the New Investment Adviser a fee for its services under the New Investment Advisory Agreement consisting of two components—a base management fee and an incentive fee. The cost of both the base management fee payable to the New Investment Adviser and any incentive fees it earns will ultimately be borne by stockholders.

Subordinated Incentive Fee on Income. The first part of the incentive fee, which is referred to as the subordinated incentive fee on income, will be calculated and payable quarterly in arrears based upon FLEX’s “pre-incentive fee net investment income” for the immediately preceding calendar quarter. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and distribution cash flows from equity investments and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that FLEX receives) accrued during the calendar quarter, minus FLEX’s operating expenses for the quarter (including the base management fee, expenses reimbursed under the New Investment Advisory Agreement and the New Administration Agreement, any interest expense and dividends paid on any issued and outstanding preferred shares, but excluding the organization and offering expenses and subordinated incentive fee on income). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that FLEX has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of FLEX’s net assets at the end of the immediately preceding calendar quarter, will be compared to a preferred return, or “hurdle,” of 1.5% per quarter (6.0% annualized)  and a “catch-up” feature measured as of the end of each calendar quarter. Operating expenses are included in the calculation of the subordinated incentive fee.

A subordinated incentive fee on income for each calendar quarter will be paid to the New Investment Adviser as follows:

●	No incentive fee is payable to the New Investment Adviser in any calendar quarter in which FLEX’s pre-incentive fee net investment income does not exceed the preferred return rate of 1.5%.

●	100% of FLEX’s pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the preferred return but is less than or equal to 1.875% in any calendar quarter (7.5% annualized). FLEX refers to this portion of FLEX’s pre-incentive fee net investment income (which exceeds the preferred return but is less than or equal to 1.875%) as the “catch-up.” The effect of the “catch-up” provision is that, if FLEX’s pre-incentive fee net investment income reaches 1.875% in any calendar quarter, the New Investment Adviser will receive 20.0% of FLEX’s pre-incentive fee net investment income as if a preferred return did not apply.

●	20.0% of the amount of FLEX’s pre-incentive fee net investment income, if any, that exceeds 1.875% in any calendar quarter (7.5% annualized) is payable to the New Investment Adviser. This reflects that once the preferred return is reached and the catch-up is achieved, 20.0% of all pre-incentive fee net investment income thereafter is allocated to the New Investment Adviser.

The following is a graphical representation of the calculation of the subordinated incentive fee on income:

Quarterly Subordinated Incentive Fee on Income

Pre-incentive fee net investment income

(expressed as a percentage of the value of FLEX’s net assets at the end of the immediately preceding calendar quarter)

Percentage of pre-incentive fee net investment income allocated to incentive fee

These calculations will be appropriately prorated for any period of less than three months.

Example: Subordinated Incentive Fee on Income for Each Calendar Quarter

Scenario 1

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%

Fixed preferred return(1) = 1.5%

Base management fee(2) = 0.4375%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%

Pre-incentive fee net investment income

(investment income - (base management fee + other expenses)) = 0.6125%

Pre-incentive fee net investment income does not exceed the fixed preferred return rate, therefore there is no subordinated incentive fee on income payable.

Scenario 2

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.5%

Fixed preferred return(1) = 1.5%

Base management fee(2) = 0.4375%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%

Pre-incentive fee net investment income

(investment income - (base management fee + other expenses)) = 1.8625%

Subordinated incentive fee on income = 100% × pre-incentive fee net investment income (subject to fixed preferred return and “catch-up”)(4)

= 100% × (1.8625% - 1.5%)

= 0.3625%

Pre-incentive fee net investment income exceeds the fixed preferred return rate, but does not fully satisfy the “catch-up” provision, therefore the subordinated incentive fee on income is 0.3625%.

Scenario 3

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.5%

Fixed preferred return(1) = 1.5%

Base management fee(2) = 0.4375%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%

Pre-incentive fee net investment income

(investment income - (base management fee + other expenses)) = 2.8625%

Catch up = 100% × pre-incentive fee net investment income (subject to “catch-up”)(4)

Subordinated incentive fee on income = 100% × “catch-up” + (20.0% × (pre-incentive fee net investment income - 1.875))

Catch up     = 1.875% - 1.5%

= 0.375%

Subordinated incentive fee on income = (100% × 0.375%) + (20.0% × (2.8625% - 1.875%))

= 0.375% + (20% × 0.9875%)

= 0.375% + 0.1975%

= 0.5725%

Pre-incentive fee net investment income exceeds the fixed preferred return and fully satisfies the “catch-up” provision, therefore the subordinated incentive fee on income is 0.5725%.

(1)	Represents the quarterly preferred return rate of 1.5%, or 6.0% on an annualized basis.

(2)	Represents the quarterly base management fee rate of 0.4375%, or 1.75% on an annualized basis.

(3)	Excludes organizational and offering expenses.

(4)	The “catch-up” provision is intended to provide the New Investment Adviser with an incentive fee of 20.0% on all pre-incentive fee net investment income when FLEX’s net investment income exceeds 1.875% in any calendar quarter.

* The returns shown are for illustrative purposes only. There is no guarantee that positive returns will be realized and actual returns may vary from those shown in the examples above.

Capital Gains Incentive Fee. The second part of the incentive fee, the capital gains incentive fee, is determined and payable in arrears as of the end of each calendar year (or upon termination of the New Investment Advisory Agreement, as of the termination date), and equals 20.00% of FLEX’s realized capital gains for the calendar year, if any, computed net of all realized capital losses and unrealized capital depreciation at the end of such year. In determining the capital gains incentive fee payable to the New Investment Adviser, FLEX will calculate the aggregate realized capital gains, aggregate realized capital losses and aggregate unrealized capital depreciation, as applicable, with respect to each investment that has been in FLEX’s portfolio. For the purpose of this calculation, an “investment” is defined as the total of all rights and claims which may be asserted against a portfolio company arising from FLEX’s participation in the debt, equity, and other financial instruments issued by that company. Aggregate realized capital gains, if any, equal the sum of the differences between the aggregate net sales price of each investment and the aggregate amortized cost basis of such investment when sold or otherwise disposed. Aggregate realized capital losses equal the sum of the amounts by which the aggregate net sales price of each investment is less than the aggregate amortized cost basis of such investment when sold or otherwise disposed. Aggregate unrealized capital depreciation equals the sum of the differences, if negative, between the aggregate valuation of each investment and the aggregate amortized cost basis of such investment as of the applicable calendar year-end. At the end of the applicable calendar year, the amount of capital gains that serves as the basis for FLEX’s calculation of the capital gains incentive fee involves netting aggregate realized capital gains against aggregate realized capital losses on a since-inception basis and then reducing this amount by the aggregate unrealized capital depreciation. If this number is positive, then the capital gains incentive fee payable is equal to 20.00% of such amount, less the aggregate amount of any capital gains incentive fees paid since inception. Operating expenses are not taken into account when determining capital gains incentive fees.

Payment of FLEX’s Expenses

FLEX’s primary operating expenses will be the payment of advisory fees and other expenses under the New Investment Advisory Agreement and the New Administration Agreement, and other expenses necessary for FLEX’s operations. FLEX’s board of directors will monitor payments FLEX makes to its affiliates for compliance with the 1940 Act. FLEX’s investment advisory fee will compensate the New Investment Adviser for its work in identifying, evaluating, negotiating, executing, monitoring and servicing FLEX’s investments. FLEX bears all other expenses of FLEX’s operations and transactions, including (without limitation) fees and expenses relating to:

●	corporate and organizational expenses relating to offerings of FLEX’s shares, subject to limitations included in the New Investment Advisory Agreement;
●	the cost of calculating FLEX’s net asset value, including the cost of any third-party valuation services;

●	the cost of effecting sales and repurchases of FLEX’s shares and other securities;

●	investment advisory fees and other expenses under the New Investment Advisory Agreement;

●	fees payable to third parties relating to, or associated with, making investments and valuing investments, including fees and expenses associated with performing due diligence reviews of prospective investments;

●	research and market data expenses including, without limitation, news and quotation equipment and services and; computer software specific to FLEX’s business;

●	transfer agent and custodial fees;

●	fees and expenses associated with marketing efforts;

●	federal and state registration fees, and costs related to listing FLEX’s securities on any securities exchange;

●	federal, state and local taxes;

●	independent directors’ fees and expenses;

●	costs of proxy statements, stockholders’ reports and notices;

●	fidelity bond, directors and officers/errors and omissions liability insurance and other insurance premiums;

●	direct costs such as printing, mailing, long distance telephone and staff;

●	fees and expenses associated with accounting, independent audits and outside legal costs;

●	costs associated with FLEX’s reporting and compliance obligations under the 1940 Act and applicable federal securities laws, including compliance with the Sarbanes-Oxley Act;

●	brokerage commissions for the purchase and sale of FLEX’s investments;

●	other expenses incurred in connection with providing investor relations support and related back-office services; and

●	all other expenses incurred by Prospect Administration or FLEX in connection with administering FLEX’s business, including expenses incurred by Prospect Administration in performing administrative services for FLEX, including rent and the reimbursement of the compensation of FLEX’s chief financial officer, chief compliance officer, treasurer and secretary and other administrative personnel paid by Prospect Administration, subject to the limitations included in the New Administration Agreement.

Certain Board Considerations Regarding the Approval of the New Investment Advisory Agreement

In anticipation of the Merger, TPIC’s board of directors held an in-person meeting on August 17, 2018 for purposes of, among other things, discussing matters relating to the Merger and the Merger Agreement and considering whether it would be in the best interests of TPIC to approve the New Investment Advisory Agreement, which will take effect following completion of the Merger. At such in-person board meeting, TPIC’s board of directors, including the independent directors, approved the New Investment Advisory Agreement on behalf of TPIC and recommended that its stockholders approve the New Investment Advisory Agreement for the reasons set forth below.

In reaching the conclusion that the approval of the New Investment Advisory Agreement is in the best interests of TPIC following completion of the Merger, TPIC’s board of directors reviewed information prepared for TPIC’s board of directors for this purpose and considered the terms of the Merger and its impact on, among other things: the governance structure of the New Investment Adviser; the strategic plans for the New Investment Adviser; the operation of TPIC as FLEX following completion of the Merger; the nature, extent and quality or level of services to be provided by the New Investment Adviser under the New Investment Advisory Agreement; key personnel of the New Investment Adviser that are expected to provide the services under the New Investment Advisory Agreement and the compensations or incentive arrangements to retain such personnel; the New Investment Adviser’s capital structure; the regulatory requirements applicable to the New Investment Adviser or combined surviving company’s operations; FLEX’s fees and expenses; and such other factors as TPIC’s board of directors and the independent directors deemed relevant to their decision.

In approving the New Investment Advisory Agreement, TPIC’s board of directors, including a majority of the independent directors, made the following determinations:

●           Nature, Extent and Quality of Services. In evaluating the nature, quality and extent of the services expected to be provided by the New Investment Adviser under the New Investment Advisory Agreement, TPIC’s board of directors concluded that no diminution in the nature, quality and extent of services currently provided to TPIC and its stockholders by the TPIC Investment Adviser is expected as a result of the Merger. In making their determination, TPIC’s board of directors considered, among other things: the expected impact of the Merger on the operations, facilities, organization and personnel of the New Investment Adviser; the ability of the New Investment Adviser to perform its duties after the Merger, including any changes to the level or quality of services currently provided to TPIC; the potential implications of any additional regulatory requirements imposed on the New Investment Adviser or TPIC, as FLEX, following the Merger; and any anticipated changes to the existing investment and other practices of TPIC. The board noted that the terms of the New Investment Advisory Agreement, other than the fees and expenses payable thereunder, are substantially similar to those of the Existing Agreement, and that the changes in fees were appropriate given the changes to the investment strategy following the completion of the Merger. TPIC’s board of directors considered that the services to be provided and the standard of care under the New Investment Advisory Agreement are the same as the Existing Agreement. TPIC’s board of directors recognized that the transaction was not expected to result in a change to the nature, extent or quality of services. TPIC’s board of directors also recognized that while two senior executives of the TPIC Investment Adviser will be departing, the New Investment Adviser’s investment personnel will bring extensive investment experience and knowledge of TPIC’s and FLEX’s business, which will inure to the benefit of TPIC and its stockholders.

TPIC’s board of directors also considered the New Investment Adviser’s governance structure and noted that the New Investment Adviser is a registered investment adviser with the SEC and that the New

Investment Adviser, together with its affiliates, offers investment advisory services to other similar clients, including other U.S. registered investment companies and BDCs.

In considering the implications of the Merger, TPIC’s board of directors also recognized the reputation and size of Prospect Capital Management and the benefits that may bring to TPIC, its stockholders and the New Investment Adviser. In this regard, TPIC’s board of directors recognized, among other things, that the increased resources and support that may be available to the New Investment Adviser and TPIC, as FLEX, from Prospect Capital Management may reinforce and enhance the New Investment Adviser’s ability to provide quality services to TPIC, as FLEX, and to invest further into its infrastructure. TPIC’s board of directors considered the New Investment Adviser’s ability to leverage its financial resources, relationships and brand in order to build TPIC, as FLEX, into a premier middle market origination and investment platform. TPIC’s board of directors also noted that the New Investment Adviser does not anticipate that the Merger will have any adverse effect on the performance of its obligations under the New Investment Advisory Agreement.

Based on their review, TPIC’s board of directors determined that the expected nature, extent and quality of services to be provided to TPIC, as FLEX, under the New Investment Advisory Agreement were satisfactory and supported approval of the New Investment Advisory Agreement.

●           Investment Performance. TPIC’s board of directors reviewed the investment performance of TPIC and other clients advised by the New Investment Adviser’s investment personnel. TPIC’s board of directors also discussed in detail the performance of the private and registered closed-end funds currently managed by the personnel of the New Investment Adviser. There can be no assurance that past performance will be indicative of future performance.

●           Costs of the Services Provided by the New Investment Adviser. As noted above, the terms of the New Investment Advisory Agreement are substantially similar to those of the Existing Agreement, other than certain changes with respect to the fee structure. TPIC’s board of directors believes that the changes to the fee structure are appropriate given the anticipated changes to the investment strategy following the Merger. The changes to the fee structure consist primarily of a reduction in the base management fee (from 2.0% to 1.75% of assets under management) and the charging of a subordinated incentive fee on income. The changes to the fee structure resulted primarily from the differences in the investment strategies of TPIC and FLEX. TPIC’s investment strategy focused primarily on private equity investments, which are not income oriented investments but instead generate capital gains upon the sale of the investments. By contrast, FLEX’s investment strategy will be focused primarily on income-producing investments. The New Investment Adviser will be charging FLEX a subordinated incentive fee on income in order to account for this change in investment strategy. TPIC’s board of directors believes that the fee structure under the New Investment Advisory Agreement will fairly compensate the New Investment Adviser for the services it provides and adequately incentivize the New Investment Adviser to maximize returns to TPIC, as FLEX, and its stockholders.

●           Economies of Scale. TPIC’s board of directors considered information about the potential for TPIC’s stockholders to experience economies of scale as TPIC, as FLEX, grows in size and considered that the investment strategies of TPIC are expected to change as a result of the Merger, and, accordingly, that the New Investment Adviser may present the opportunity for economies of scale previously unavailable to TPIC. The New Investment Adviser may seek to have TPIC, as FLEX, and one or more other investment accounts managed by the New Investment Adviser or any of its affiliates participate in an investment opportunity. The New Investment Adviser has received an exemptive order from the SEC that will provide TPIC, as FLEX, the ability to negotiate terms other than price and quantity of co-investment transactions with other funds managed by the New Investment Adviser or certain affiliates, including Prospect Capital Corporation and Priority Income Fund, Inc., subject to the conditions included therein.

●           Profitability of the New Investment Adviser. TPIC’s board of directors recognized that it is difficult to predict with any degree of certainty the New Investment Adviser’s profitability after the Merger. However, given that the services and costs of personnel under the New Investment Advisory Agreement are substantially similar to that under the Existing Agreement and that following the Merger and the adoption of the New Investment Advisory Agreement, the fee structure would be in line with the fee structures of investment advisers to many of TPIC’s BDC competitors, TPIC’s board of directors determined that, based on information available to TPIC’s board of directors, the New Investment Adviser’s profitability with respect to managing TPIC, as FLEX, should not be unreasonable in relation to the nature, extent and quality of the services to be provided.

●           Limited Potential for Additional “Fall Out” Benefits Derived by the New Investment Adviser. TPIC’s board of directors noted that the considerations regarding the potential for the New Investment Adviser and its affiliates to derive additional “fall out” benefits, such as soft dollar arrangements with brokers, as a result of the New Investment Adviser’s relationship with TPIC, as FLEX, were not expected to change as a result of the Merger from those considerations applicable to the TPIC Investment Adviser prior to the Merger.

Based on its evaluation of all the factors it deemed material, including the information reviewed as described above and the discussions of the independent directors with independent outside counsel during the executive session, TPIC’s board of directors, including the independent directors, determined that the fee provisions under the New Investment Advisory Agreement and the overall arrangements between TPIC, as FLEX, and the New Investment Adviser are fair and reasonable in light of the nature, extent and quality of the services to be provided, and approved the New Investment Advisory Agreement as being in the best interests of TPIC.

In view of the wide variety of factors that TPIC’s board of directors considered in connection with its evaluation of the New Investment Advisory Agreement, it is not practical to quantify, rank or otherwise assign relative weights to the specific factors it considered in reaching its decision. TPIC’s board of directors did not undertake to make any specific determination as to whether any particular factor, or any aspect of any particular factor, was favorable or unfavorable to the ultimate determination of TPIC’s board of directors. Rather, TPIC’s board of directors based its approval on the totality of information presented to, and the investigation conducted by, it. In considering the factors discussed above, individual directors may have given different weights to different factors.

Required Vote

Approval of the New Investment Advisory Agreement requires the affirmative vote of the lesser of (i) 67% or more of the shares of TPIC Common Stock present at the TPIC annual meeting entitled to vote at such meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy at such annual meeting, and (ii) a majority of the outstanding shares of TPIC Common Stock.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT.

PROPOSAL 3: ELECTION OF DIRECTORS

At the Annual Meeting, stockholders are being asked to consider the election of the persons to be the directors of TPIC, effective upon completion of the Merger. Pursuant to TPIC’s charter, the number of directors on its board of directors may not be fewer than three (except for a period of up to 60 days after the death, removal or resignation of a director pending the election of such director’s successor) or greater than eleven. Directors of TPIC are elected annually for a term of one year, until the next annual meeting of stockholders and until their successors are duly elected and qualified. TPIC’s board of directors is currently comprised of five directors.

Each director named below has been nominated for election by TPIC’s board of directors, has agreed to serve as a director if elected and has consented to being named as a nominee. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between such person and TPIC. Each nominee has been nominated for a term that begins upon the effectiveness of the Merger. If the Merger does not close, then TPIC’s existing directors will continue to serve as holdover directors under Maryland law until their successors are elected and qualify.

A stockholder can vote for, or withhold his or her vote from, any or all of the director nominees. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy

FOR the election of each of the director nominees named below. If any of the director nominees should decline or be unable to serve as a director, it is intended that the proxy will be voted for the election of such person or persons as are nominated as replacements. TPIC’s board of directors has no reason to believe that any of the persons named will be unable or unwilling to serve.

Information about the Board and Director Nominees

TPIC’s business and affairs are managed under the direction of TPIC’s board of directors. The responsibilities of the board of directors include, among other things, the oversight of TPIC’s investment activities and financing arrangements, quarterly valuations of TPIC’s assets and corporate governance activities. The board of directors will have an audit committee and may establish additional committees from time to time as necessary. Although the number of directors may be increased or decreased, a decrease will not shorten the term of any incumbent director. Any director may resign at any time or may be removed with or without cause by the stockholders upon the affirmative vote of at least a majority of all the votes entitled to be cast at a meeting called for the purpose of the proposed removal. The notice of the meeting shall indicate that the purpose, or one of the purposes, of the meeting is to determine if a director should be removed.

A vacancy created by an increase in the number of directors or by the death, resignation, removal, adjudicated incompetence or other incapacity of a director may be filled only by a vote of a majority of the remaining directors. As provided in TPIC’s charter, nominations of individuals to fill the vacancy of a board seat previously filled by an independent director will be made by the remaining independent directors.

Board of Directors and Executive Officers.

TPIC’s board of directors consists of five members, a majority of whom are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act. TPIC refer to these individuals as TPIC’s independent directors. The Chairman of TPIC’s board of directors currently is Craig Faggen, who is an interested director, however Mr. M. Grier Eliasek, also an “interested director” would assume the role as Chairman if elected to TPIC’s board of directors. As is described below under the heading “Audit Committee,” TPIC’s board has an audit committee, consisting of TPIC’s three independent directors, who will be responsible for assuring the proper valuation of TPIC’s assets and the net asset value of TPIC’s shares. TPIC’s leadership structure is designed to provide that TPIC is led by a team with the necessary management experience to guide us, while assuring an independent check on management decisions and TPIC’s financial well-being.

Directors and Executive Officers

Information regarding the nominees to TPIC’s board of directors is set forth below. TPIC have divided the directors into two groups—interested directors and independent directors. The address for each director is c/o Triton Pacific Investment Corporation, Inc., 6701 Center Drive, Suite 1450, Los Angeles, CA 90045.

Name (Age)	Position Held	Director Since	Expiration of Current Term	Principal Occupation Past 5 Years

Interested Directors
Craig J. Faggen (49)	Former Chairman and CEO(1)	2012	2019	Private Equity Professional
M. Grier Eliasek (45)	Chairman and CEO(2)	--	--

Independent Directors
Andrew C. Cooper (56)	Director, Audit Comm.	--	--
William J. Gremp (75)	Director, Audit Comm.	--	--
Eugene S. Stark (60)	Director, Audit Comm.	--	--

Executive Officers
Michael L. Carroll (43)	Former Chief Financial Officer and Secretary(3)	--	--	Financial Executive

Kristin Van Dask (39)	Chief Financial Officer, Treasurer and Secretary(4)	--	--	Financial Executive

(1)	Upon consummation of the Merger, Mr. Faggen is expected to no longer serve as TPIC’s Chairman and Chief Executive Officer but is expected to serve as a director on the combined surviving company’s board of directors.

(2)	Upon consummation of the Merger, Mr. Eliasek is expected to serve as the combined surviving company’s Chairman and Chief Executive Officer.

(3)	Upon consummation of the Merger, Mr. Carroll is expected to no longer serve as TPIC’s Chief Financial Officer and Secretary.

(4)	Upon consummation of the Merger, Ms. Van Dask is expected to serve as the combined surviving company’s Chief Financial Officer, Treasurer and Secretary.

Biographical Information

Interested Directors:

Craig J. Faggen: Mr. Faggen has been Chairman of TPIC’s board of directors and TPIC’s Chief Executive Officer since TPIC’s inception in 2011. Following consummation of the Merger, he will cease to serve in such capacities but will continue to be a member of TPIC’s board of directors. Mr. Faggen has over 20 years of experience developing and implementing strategic initiatives and structuring numerous complex capital markets transactions. For the past five years, Mr. Faggen has served as the co-founder and Chief Executive Officer of Triton Pacific, which includes TPCP, and has been actively involved in building its private equity division. As CEO of Triton Pacific, Mr. Faggen has overall firm oversight responsibilities. Prior to co-founding Triton Pacific, he was a founder and a partner in the boutique investment banking firm Triton Pacific Capital, LLC. There he was instrumental in the due diligence, structuring, and closing of several billion dollars of transactions. Prior to co-founding Triton Pacific, Mr. Faggen worked in Arthur Andersen’s Capital Markets Group, where he acted as a financial advisor to a number of public and private companies on various transactions including IPOs, securitized debt transactions, equity private placements, dispositions and M&A related opportunities. Mr. Faggen received a B.A. in Economics from UCLA and a Master’s Degree from MIT. Craig Faggen sits on the board of a number of private companies, most of which are portfolio companies of investment funds managed or sponsored by Triton Pacific Capital Partners, LLC or its affiliates. Mr. Faggen has not, during the past five years, sat on the board of any other registered investment companies or other public companies.

M. Grier Eliasek: Mr. Eliasek is expected to become Chairman of TPIC’s board of directors and TPIC’s Chief Executive Officer and President effective upon consummation of the Merger. Mr. Eliasek has been the Chairman of the board of directors and Chief Executive Officer and President of PWAY since its inception. Mr. Eliasek also currently serves as President and Chief Operating Officer of the New Investment Adviser, as a Managing Director of Prospect Administration, as President, Co-Founder and Chief Operating Officer of Prospect Capital Corporation, as President and Chief Operating Officer of Priority Senior Secured Income Management LLC and as Chairman of the Board of Directors, Chief Executive Officer and President of Priority Income Fund, Inc. He also serves on the Board of Directors for Prospect Capital Corporation and leads each of Prospect Capital Management L.P.’s investment committees in the origination, selection, monitoring and portfolio management of investments. Prior to joining Prospect Capital Management in 2004, Mr. Eliasek served as a Managing Director with Prospect Street Ventures, an investment management firm which, together with its predecessors, invested in various investment strategies through publicly traded closed-end funds and private limited partnerships. Prior to joining Prospect Street Ventures, Mr. Eliasek served as a consultant with Bain & Company, a global strategy consulting firm. Mr. Eliasek received his MBA from Harvard Business School and his Bachelor of Science degree in Chemical Engineering with Highest Distinction from the University of Virginia, where he was a Jefferson Scholar and a Rodman Scholar.

Independent Directors:

Andrew C. Cooper: Mr. Cooper, a current member of PWAY’s board of directors, has over 30 years of experience in venture capital management, venture capital investing and investment banking and provides a wealth of leadership, business investing and financial experience. Mr. Cooper’s experience as the co-founder, Co-CEO, and director of Unison Energy, a co-generation company that engineers, installs, owns, and operates co-generation facilities as well as the former co-CEO of Unison Site Management LLC, a leading cellular site owner with over 4,000 cell sites under management, and as co-founder, former CFO and VP of business development for Avesta Technologies, an enterprise, information and technology management software company bought by Visual Networks in 2000, provides the board of directors with the benefit of leadership and experience in finance and business management. Further, Mr. Cooper’s time as a director of CSG Systems, Protection One Alarm, LionBridge Technologies Weblink Wireless, Aquatic Energy and the Madison Square Boys and Girls Club of New York provides a wealth of experience and an in-depth understanding of management practices. Mr. Cooper’s knowledge of financial and accounting matters qualifies him to serve on TPIC’s Audit Committee and his independence from TPIC, the New Investment Adviser and Prospect Administration enhances his services to TPIC’s board of directors.

William J. Gremp: Mr. Gremp, a current member of PWAY’s board of directors, brings a broad and diverse knowledge of business and finance as a result of his career as an investment banker, spanning over 40 years working in corporate finance and originating and executing transactions and advisory assignments for energy and utility related clients. Since 1999, Mr. Gremp has been responsible for traditional banking services, credit and lending, private equity and corporate cash management with Merrill Lynch & Co. From 1996 to 1999, he served at Wachovia as senior vice president, managing director and co-founder of the utilities and energy investment banking group, responsible for origination, structuring, negotiation and successful completion of transactions utilizing investment banking, capital markets and traditional commercial banking products. From 1989 to 1996, Mr. Gremp was the managing director of global power and project finance at JPMorgan Chase & Co., and from 1970 to 1989, Mr. Gremp was with Merrill Lynch & Co., starting out as an associate in the mergers and acquisitions department, then in 1986 becoming the senior vice president, managing director and head of the regulated industries group. Mr. Gremp’s knowledge of financial and accounting matters qualifies him to serve on TPIC’s Audit Committee and his independence from TPIC, the New Investment Adviser and Prospect Administration enhances his services to TPIC’s board of directors.

Eugene S. Stark: Mr. Stark, a current member of PWAY’s board of directors, brings over 20 years of experience in directing the financial and administrative functions of investment management organizations. TPIC’s board of directors is expected to benefit from his broad experience in financial management; SEC reporting and compliance; strategic and financial planning; expense, capital and risk management; fund administration; due diligence; acquisition analysis; and integration activities. Since May 2005, Mr. Stark’s position as the Principal Financial Officer, Chief Compliance Officer and Vice President of Administration at General American Investors Company, Inc., where he is responsible for operations, compliance, and financial functions, will allow him to provide TPIC’s board of directors with added insight into the management practices of other financial companies. From January to April of 2005, Mr. Stark was the Chief Financial Officer of Prospect Capital Corporation, prior to which he worked at Prudential Financial, Inc. between 1987 and 2004. His many positions within Prudential include 10 years as Vice President and Fund Treasurer of Prudential Mutual Funds, four years as Senior Vice President of Finance of Prudential Investments, and two years as Senior Vice President of Finance of Prudential Amenities. Mr. Stark is also a Certified Public Accountant. Mr. Stark’s knowledge of financial and accounting matters qualifies him to serve on TPIC’s Audit Committee and his independence from TPIC, the New Investment Adviser and Prospect Administration enhances his services TPIC’s board of directors.

Executive Officers (who are not directors):

Michael Carroll, Chief Financial Officer and Secretary: Upon consummation of the Merger, Mr. Carroll is expected to no longer serve as TPIC’s Chief Financial Officer and Secretary. Mr. Carroll has served as TPIC’s Chief Financial Officer and secretary since inception, and has extensive experience in the area of financial accounting and has spent several years at Triton Pacific managing fund finances and investor relations. Prior to joining Triton Pacific, Mr. Carroll managed the business functions and accounts of various political organizations and worked on Capitol Hill. Prior experiences include serving as Deputy Treasurer of Virginians for Jerry Kilgore, a Richmond-based candidate committee, where Mr. Carroll managed the committees’ campaign contributions, totaling over $22 million. Mr. Carroll received a B.S. from Virginia Commonwealth University.

Kristin Van Dask, Chief Financial Officer, Treasurer and Secretary: Upon consummation of the Merger, Ms. Van Dask is expected to serve as TPIC’s Chief Financial Officer, Treasurer and Secretary. Ms. Van Dask has served as PWAY’s Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary since April 2018. Ms. Van Dask also currently serves as the Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of the PWAY Investment Adviser, Priority Senior Secured Income Management, Priority Income Fund and Prospect Capital Corporation, which positions she has held since April 2018. Prior to joining the accounting department of Prospect Administration, Ms. Van Dask served in the Structured Finance Division of GSC Group LLC, a registered investment adviser specializing in credit-based alternative investment strategies. Ms. Van Dask was an Accounting Manager responsible for the accounting and financial reporting of private equity and hedge funds invested in a diverse series of leveraged structured credit instruments. From 2002 to 2007, Ms. Van Dask held various positions within the Assurance practice of Ernst & Young LLP, working on a variety of privately held and publicly traded clients, private equity funds, management companies, and investment advisory partnerships. She was responsible for the supervision of financial statement audits for funds with portfolios ranging up to $10 billion and a publicly traded company with manufacturing revenues of over $8 billion. In 2001, Ms. Van Dask began her public accounting career at Arthur Andersen LLP. Ms. Van Dask holds a BS magna cum laude from Towson University and is a Certified Public Accountant in the state of New York.

Risk Oversight and Board Structure

Board Leadership Structure

TPIC’s business and affairs are managed under the direction of its board of directors. Among other things, TPIC’s board of directors sets broad policies for TPIC and approves the appointment of TPIC’s investment advisers, administrator and officers. The role of TPIC’s board of directors, and of any individual director, is one of oversight and not of management of TPIC’s day-to-day affairs.

Under TPIC’s Amended and Restated Bylaws, TPIC’s board of directors may designate one of TPIC’s directors as chair to preside over meetings of its board of directors and meetings of stockholders, and to perform such other duties as may be assigned to him or her by TPIC’s board of directors. Presently, Mr. Craig Faggen holds the dual positions of chairman of TPIC’s board of directors and Chief Executive Officer of TPIC and is an “interested person” by virtue of his relationship with the TPIC Investment Adviser and the New Investment Adviser. However, it is anticipated that Mr. Eliasek will assume the positions of Chairman of TPIC’s board of directors (if elected as a director) and Chief Executive Officer of TPIC. TPIC believes that it is in the best interests of TPIC for Mr. Faggen to serve as TPIC’s Chief Executive Officer and Chairman of TPIC’s board of directors because of his significant experience in matters of relevance to TPIC’s business. TPIC’s board of directors has determined that the composition of the Audit Committee (consisting solely of its independent directors) is an appropriate means to address any potential conflicts of interest that may arise from the Chairman’s status as Chief Executive Officer and an interested person of TPIC. TPIC believes that TPIC’s board of directors’ flexibility to determine its Chairman and reorganize its leadership structure from time to time is in the best interests of TPIC.

Each year, TPIC’s independent directors will designate an independent director to serve as the lead independent director on TPIC’s board of directors. The designation of a lead independent director is for a one-year term and a lead independent director may be eligible for re-election at the end of that term. If the lead independent director is unavailable for a meeting, his or her immediate predecessor will serve as lead independent director for such meeting. The lead independent director will preside over meetings of TPIC’s independent directors. The lead independent director will also serve as a liaison between TPIC’s independent directors and TPIC’s management on a wide variety of matters, including agenda items for TPIC’s board of directors’ meetings. Designation as such does not impose on the lead independent director any obligations or standards greater than or different from those of TPIC’s other directors.

All of the independent directors play an active role on TPIC’s board of directors. The independent directors compose a majority of TPIC’s board of directors and are closely involved in all material deliberations related to TPIC. TPIC’s board of directors believes that, with these practices, each independent director has an equal involvement in the actions and oversight role of TPIC’s board of directors and equal accountability to TPIC and its stockholders. The independent directors are expected to meet separately (i) as part of each regular meeting of TPIC’s board of directors and (ii) with TPIC’s chief compliance officer, as part of at least one board of directors’

meeting each year. The independent director committee may hold additional meetings at the request of the lead independent director or another independent director.

TPIC’s board of directors believes that its leadership structure—a chair of TPIC’s board of directors with the requisite experience, a lead independent director, and committees led by independent directors—is the optimal structure for TPIC at this time because it allows TPIC’s directors to exercise informed and independent judgment, and allocates areas of responsibility among committees of independent directors and the full board of directors in a manner that enhances effective oversight. TPIC’s board of directors is of the opinion that having a majority of independent directors is appropriate and in the best interests of TPIC, but also believes that having two interested persons serve as directors brings both corporate and financial viewpoints that are significant elements in its decision-making process. TPIC’s board of directors will review its leadership structure periodically as part of its annual self-assessment process and may make changes to it at any time, including in response to changes in the characteristics or circumstances of TPIC.

Board Role in Risk Oversight

TPIC’s board of directors oversees TPIC’s business and operations, including certain risk management functions. Risk management is a broad concept comprising many disparate elements (for example, investment risk, issuer and counterparty risk, compliance risk, operational risk, and business continuity risk). TPIC’s board of directors implements its risk oversight function both as a whole and through its committees. In the course of providing oversight, TPIC’s board of directors and its committees receive reports on TPIC’s and its investment adviser’s activities, including reports regarding TPIC’s investment portfolio and financial accounting and reporting. TPIC’s board of directors also receives a quarterly report from TPIC’s chief compliance officer, who reports on TPIC’s compliance with the federal and state securities laws and TPIC’s internal compliance policies and procedures as well as those of any investment adviser, the managing dealer for the Offering (the “Managing Dealer”), TPIC’s administrator and TPIC’s transfer agent. The Audit Committee’s meetings with TPIC’s independent public accounting firm also contribute to its oversight of certain internal control risks. In addition, TPIC’s board of directors meets periodically with TPIC’s investment adviser to receive reports regarding TPIC’s operations, including reports on certain investment and operational risks, and the independent directors are encouraged to communicate directly with senior members of TPIC’s management.

TPIC’s board of directors believes that this role in risk oversight is appropriate for TPIC at this time. TPIC believes that there are robust internal processes in place and a strong internal control environment to identify and manage risks. However, not all risks that may affect TPIC can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are beyond the control of TPIC, its investment adviser and TPIC’s other service providers.

Meetings of the Board of Directors

During the fiscal year of 2017, TPIC’s board of directors held four board meetings and four Audit Committee meetings. All directors attended all of the meetings of the board of directors and of the respective committees on which they serve. TPIC require each director to make a diligent effort to attend all board and committee meetings as well as each annual meeting of TPIC’s stockholders.

Committees of the Board of Directors

Audit Committee

TPIC’s audit committee is composed wholly of TPIC’s independent directors. The audit committee is responsible for approving TPIC’s independent accountants, reviewing with TPIC’s independent accountants the plans and results of the audit engagement, approving professional services provided by TPIC’s independent accountants, reviewing the independence of TPIC’s independent accountants and reviewing the adequacy of TPIC’s internal accounting controls. The audit committee is also responsible for aiding TPIC’s board of directors in fair value pricing debt and equity securities that are not publicly-traded or for which current market values are not readily available and for determining the net asset value of TPIC’s shares. The board of directors and audit committee may utilize the services of an independent valuation firm to help them determine the fair value of these securities. It is anticipated that Messrs. Cooper, Gremp and Stark would constitute the audit committee if elected to TPIC’s board of directors, with Mr. Stark serving as the chairman. TPIC’s board of directors has determined that Mr. Stark is an “audit committee financial expert” as defined under relevant SEC rules.

Nominating and Corporate Governance Committee

The board of directors has not designated a separate Nominating and Corporate Governance committee. Instead, the entire board of directors performs the functions of the Nominating and Corporate Governance committee. The Nominating and Corporate Governance committee does not have a written charter. The board (acting as the Nominating and Corporate Governance Committee) is responsible for selecting, researching and nominating directors for election by TPIC’s stockholders, selecting nominees to fill vacancies on the board of directors or a committee thereof, developing and recommending a set of corporate governance principles and overseeing the evaluation of TPIC’s management.

The Nominating and Corporate Governance Committee seeks candidates who possess the background, skills and expertise to make a significant contribution to the board of directors, TPIC and its stockholders. In considering possible candidates for election as a director, the Nominating and Corporate Governance Committee takes into account, in addition to such other factors as it deems relevant, the desirability of selecting directors who:

●	are of high character and integrity;

●	are accomplished in their respective fields, with superior credentials and recognition;

●	have relevant expertise and experience upon which to be able to offer advice and guidance to management;

●	have sufficient time available to devote to the affairs of TPIC;

●	are able to work with the other members of the board of directors and contribute to the success of TPIC;

●	can represent the long-term interests of TPIC’s stockholders as a whole; and

●	are selected such that with the other members of the board of directors represent a range of backgrounds and experience.

The Nominating and Corporate Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the Nominating and Corporate Governance Committee considers and discusses diversity, among other factors, with a view toward the needs of the board of directors as a whole. The Nominating and Corporate Governance Committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the board of directors, when identifying and recommending director nominees. The Nominating and Corporate Governance Committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the Nominating and Corporate Governance Committee’s goal of creating a board of directors that best serves the needs of TPIC and its stockholders.

Stockholder Recommendation of Director Candidates to the Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether the candidate was recommended by a stockholder or not. Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to TPIC’s board of directors may do so by delivering a written recommendation to TPIC’s secretary at the address set forth on the cover page of this Proxy Statement. Recommendations for individuals to be considered for nomination at the 2019 Annual Meeting must be received by December 31, 2018. Recommendations received after December 31, 2018 will not be considered for nomination at the 2019 Annual Meeting. Submissions must include the full name of the proposed nominee, a description of the proposed nominee’s business experience for at least the previous five years, complete biographical information, a description of the proposed nominee’s qualifications as a director and a representation that the nominating stockholder is a beneficial or record owner of TPIC’s stock. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.

Compensation Committee

Because none of TPIC’s executive officers are compensated by TPIC, the board does not maintain a separate Compensation Committee. Instead, the entire board performs the functions of the Compensation Committee. The Compensation Committee does not have a written charter.

Compensation Committee Interlocks and Insider Participation

During the last fiscal year, the entire board of directors performed the functions of the Compensation Committee. None of TPIC’s executive officers has ever served as a director of another entity any of whose executive officers served on TPIC’s Compensation Committee.

Compensation of Directors

The fees payable to an independent director shall be determined based on TPIC’s net assets as of the end of each fiscal quarter and be paid quarterly in arrears as follows:

Net Asset Value	Annual Cash Retainer
$0 million - $100 million	$—
$100 million - $300 million	$35,000
$300 million - $500 million	$50,000
$500 million - $1 billion	$75,000
>$1 billion	$100,000

TPIC will also reimburse each independent director for all reasonable and authorized business expenses in accordance with its policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and each committee meeting not held concurrently with a board meeting.

Executive Compensation

None of TPIC’s executive officers will receive direct compensation from us. TPIC do not currently have any employees and do not expect to have any employees in the foreseeable future. The services necessary for the operation of TPIC’s business will be provided to TPIC by the officers and the employees of the TPIC Investment Adviser and the TPIC Administrator pursuant to the terms of the investment advisory agreement and the administration agreement, respectively.

Code of Business Conduct and Ethics

TPIC has adopted a code of business conduct and ethics pursuant to Rule 17j-1 under the 1940 Act, which applies to, among others, its officers, including its Chief Executive Officer and its Chief Financial Officer, as well as the members of TPIC’s board of directors. TPIC’s code of business conduct and ethics will be supplied free of charge to any requestor by calling TPIC at (310) 943-4990. TPIC intends to disclose any amendments to or waivers of required provisions of the code of business conduct and ethics on Form 8-K, as required by the Exchange Act and the rules and regulations promulgated thereunder.

Communications Between Stockholders and the Board

TPIC’s board of directors welcomes communications from TPIC’s stockholders. Stockholders may send communications to TPIC’s board of directors or to any particular director to the following address: c/o Triton Pacific Investment Corporation, Inc., 6701 Center Drive, Suite 1450, Los Angeles, California 90045. Stockholders should indicate clearly the director or directors to whom the communication is being sent so that each communication may be forwarded directly to the appropriate director(s).

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Exchange Act, TPIC’s directors and executive officers, and any persons holding more than 10% of TPIC Shares, are required to report their beneficial ownership and any changes therein to the SEC and TPIC. Specific due dates for those reports have been established, and TPIC is required to report herein any failure to file such reports by those due dates. Based on TPIC’s review of Forms 3, 4 and 5 filed by such persons and information provided by TPIC’s directors and officers, TPIC believes that during the fiscal year ended December 31, 2017, all Section 16(a) filing requirements applicable to such persons were timely filed.

Required Vote

Each director shall be elected by a plurality of all the votes cast at the Annual Meeting in person or by proxy, provided that a quorum is present. Abstentions and broker non-votes will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE DIRECTOR NOMINEES.

PROPOSAL 4:

ACCELERATION OF THE APPLICATION OF A MINIMUM ASSET COVERAGE RATIO OF 150% TO TPIC, WHICH WOULD PERMIT TPIC TO DOUBLE THE MAXIMUM AMOUNT OF LEVERAGE THAT IT IS PERMITTED TO INCUR

The 1940 Act generally prohibits a BDC from issuing senior securities representing indebtedness or stock unless its asset coverage, or the ratio of its gross assets (less all liabilities and indebtedness not represented by senior securities) to its outstanding senior securities, does not exceed 200% at the time of issuance. On March 23, 2018, the Consolidated Appropriations Act of 2018, including the Small Business Credit Availability Act (the “SBCAA”), was signed into law. Under the SBCAA, a BDC is allowed to increase its leverage capacity from an asset coverage ratio of 200% to an asset coverage ratio of 150% if a majority of the independent directors approve the increase (to be effective in one year) or stockholders representing at least a majority of the votes cast at a meeting at which a quorum is present approve a proposal to do so (to be effective the next day). The decreased asset coverage ratio significantly increases the amount of debt that BDCs may incur.

TPIC’s board of directors believes it would be in the best interests of TPIC to have the flexibility to incur additional leverage. At a meeting held on April 18, 2018, TPIC’s board of directors, including a “required majority” (as defined in Section 57(o) of the 1940 Act) approved the application of the modified asset coverage requirements from 200% asset coverage to 150% asset coverage. As a result, and subject to certain additional disclosure requirements as well as the repurchase obligations, both as described below, the 150% minimum asset coverage ratio will apply to TPIC effective as of April 18, 2019. This means that, as of April 18, 2019, TPIC will be permitted to incur double the maximum amount of leverage that TPIC is able to incur currently.

TPIC is now seeking stockholder approval to accelerate the decrease of the required asset coverage ratio from 200% to 150%, which would give TPIC the ability to increase the amount of leverage it could incur effective the day after stockholder approval is received. If TPIC’s stockholders approve this proposal at the Annual Meeting, the 150% minimum asset coverage ratio will then apply effective as of March 16, 2019, the first day after the Annual Meeting and, as a result, TPIC (as FLEX) will be permitted to incur double the maximum amount of leverage that TPIC is able to incur currently approximately ten months earlier than if TPIC’s stockholders do not vote to approve this proposal.

TPIC’s board of directors values the opinions of TPIC’s stockholders and will reconvene to reconsider its approval of the modified asset coverage requirements if the acceleration of the effective date is not approved by stockholders. There can be no assurance that TPIC’s board of directors would rescind its approval if this proposal is not approved by stockholders.

Asset Coverage Ratio

TPIC’s ability to issue senior securities representing indebtedness or stock is governed by the 1940 Act. Specifically, Section 18 of the 1940 Act, as modified by Section 61, provides that TPIC may not issue senior securities that are stock or that represent indebtedness unless, at the time of issuance, TPIC maintains an asset coverage ratio of at least 200%. The asset coverage ratio for a class of senior securities representing indebtedness is calculated as TPIC’s consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness.

Prior to the enactment of the SBCAA, BDCs were required to maintain an asset coverage ratio of at least 200% in order to incur debt or to issue other senior securities. Generally, for every $1.00 of debt incurred or in senior securities issued, a BDC was required to have at least $2.00 of assets immediately following such incurrence or issuance. For those BDCs that satisfy the SBCAA’s disclosure and approval requirements, the minimum asset coverage ratio is reduced such that for every $1.00 of debt incurred or in senior securities issued, a BDC must now have at least $1.50 of assets, which means it is permitted to double the amount of debt it may incur.

Section 61 now provides that the required asset coverage ratio may be decreased from 200% to 150% upon the vote of a majority of the independent directors (to be effective in one year) or stockholders representing a majority of the votes cast at a meeting at which a quorum is present approve a proposal to do so (to be effective the next day). BDCs must provide stockholders with timely notice of such approvals and must make periodic reports of the aggregate outstanding principal amounts of senior securities issued by the BDC and the asset coverage percentage as of the most recent financial statements included in that filing, the effective date of the approval of the modified asset coverage requirements, and the principal risk factors associated with the senior securities, to the extent incurred by the BDC. BDCs whose securities are not listed on a national securities exchange, like TPIC, must also offer to repurchase the shares held by their stockholders as of the approval date. These repurchase rights are discussed in greater detail, below.

Reasons to Decrease the Required Asset Coverage Ratio

TPIC believes that the increased flexibility that would be available to it after adoption of the modified asset coverage ratio would allow it to deploy more capital and thereby potentially increase overall returns to TPIC’s stockholders. Further, TPIC believes that increased leverage would permit it (as FLEX) to invest in a segment of the middle market comprised of lower risk and lower yielding loans without sacrificing return to its stockholders consistent with its current investment strategy. To date, TPIC has not incurred any leverage to finance TPIC’s investments and any decision on TPIC’s (or FLEX’s) part to use leverage will depend upon their assessment of the attractiveness of available investment opportunities in relation to the costs and perceived risks of such leverage. The use of leverage to finance investments creates certain risks and potential conflicts of interest.

Key Stockholder Considerations and Risk Factors

Before voting on this proposal or giving proxies with regard to this matter, stockholders should consider the effect that increased leverage could have on TPIC (and FLEX as the combined surviving company). If this proposal is approved, TPIC (as FLEX) will have the ability to double its permitted amount of leverage, effective the day after approval, rather than as of April 18, 2019. If the Merger is completed, these same factors, including those discussed immediately below, would apply to FLEX as the combined surviving company.

Incurring additional indebtedness could increase the risk in investing in TPIC’s Common Stock.

Leverage magnifies the potential for loss on investments in TPIC’s indebtedness and on invested equity capital. As TPIC uses leverage to partially finance TPIC’s investments, you will experience increased risks of investing in TPIC’s securities. If the value of TPIC’s assets increases, then leveraging would cause the net asset value attributable to TPIC’s common stock to increase more sharply than it would have had TPIC not leveraged. Conversely, if the value of TPIC’s assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had TPIC not leveraged TPIC’s business. Similarly, any increase in TPIC’s income in excess of interest payable on the borrowed funds would cause TPIC’s net investment income to increase more than it would without the leverage, while any decrease in TPIC’s income would cause net investment income to decline more sharply than it would have had TPIC not borrowed. Such a decline could negatively affect TPIC’s ability to pay common stock dividends, scheduled debt payments or other payments related to TPIC’s securities.

Leverage is generally considered a speculative investment technique. As TPIC incurs more leverage:

●	TPIC’s common stock is exposed to an increased risk of loss because a decrease in the value of TPIC’s investments would have a greater negative impact on the value of TPIC’s common stock than if TPIC did not use leverage;

●	if TPIC does not appropriately match the assets and liabilities of TPIC’s business, adverse changes in interest rates could reduce or eliminate the incremental income TPIC makes with the proceeds of any leverage;

●	any credit facility is subject to periodic renewal by its lenders, whose continued participation cannot be guaranteed;

●	any credit facility TPIC may enter into would be subject to various financial and operating covenants, including that TPIC’s portfolio of investments satisfies certain eligibility and concentration limits as well as valuation methodologies;

●	such securities would be governed by an indenture or other instrument containing covenants restricting TPIC’s operating flexibility;

●	TPIC will bear the cost of issuing and paying interest or distributions on such securities, which costs are entirely borne by TPIC’s common stockholders; and

●	TPIC may issue additional convertible or exchangeable securities that may have rights, preferences and privileges more favorable than those of TPIC’s common stock.

Incurring additional leverage may magnify TPIC’s exposure to risks associated with changes in interest rates, including fluctuations in interest rates which could adversely affect TPIC’s profitability.

If TPIC incurs additional leverage, general interest rate fluctuations may have a more significant negative impact on TPIC’s investments and investment opportunities than they would have absent such additional incurrence, and, accordingly, may have a material adverse effect on TPIC’s investment objectives and rate of return on investment capital. A portion of TPIC’s income will depend upon the difference between the rate at which TPIC borrow funds and the interest rate on the debt securities in which TPIC invests. Because TPIC may borrow money to make investments and may issue debt securities, preferred stock or other securities, TPIC’s net investment income is dependent upon the difference between the rate at which TPIC borrows funds or pay interest or dividends on such debt securities, preferred stock or other securities and the rate at which TPIC invests these borrowed funds.

In the event that TPIC makes investments in debt at variable rates, a significant increase in market interest rates could also result in an increase in TPIC’s non-performing assets and a decrease in the value of TPIC’s portfolio. In periods of rising interest rates, TPIC’s cost of funds would increase, resulting in a decrease in TPIC’s net investment income. Incurring additional leverage will magnify the impact of an increase to TPIC’s cost of funds. In addition, a decrease in interest rates may reduce net income, because new investments may be made at lower rates despite the increased demand for TPIC’s capital that the decrease in interest rates may produce. To the extent

TPIC’s additional borrowings are in fixed-rate instruments, TPIC may be required to invest in higher-yield securities in order to cover TPIC’s interest expense and maintain TPIC’s current level of return to stockholders, which may increase the risk of an investment in TPIC’s securities.

Advisor Conflicts of Interest

There are potential sources of conflicts of interest associated with this proposal. Under TPIC’s investment advisory agreement with its investment adviser, the base management fee payable to its investment adviser is based on TPIC’s average total assets (including amounts borrowed for investment purposes). Consequently, the investment adviser may benefit when TPIC incurs additional debt or increase TPIC’s use of leverage to acquire additional assets. This fee structure may encourage the investment adviser to cause TPIC to borrow more money to finance additional investments. In addition, under the proposed New Investment Advisory Agreement, the New Investment Adviser will receive an income incentive fee based on TPIC’s performance. As a result, the New Investment Adviser could be encouraged to use additional leverage or take additional risk to increase the return on TPIC’s investments.

Illustrations of the Effect of Lowering the Required Asset Coverage Ratio

Leverage Tables. Because TPIC currently does not incur leverage nor has it issued any senior securities, any change to the asset coverage ratio would have no immediate effect on any returns from an investment on TPIC’s common stock. However, the following tables illustrate the effect of leverage on returns from an investment in TPIC’s common stock assuming various annual returns, net of expenses, as of September 30, 2018 and assuming TPIC incurred the maximum amount of leverage permitted. The first table assumes the amount of senior securities outstanding as would be permitted under the current asset coverage ratio of 200%. The second table assumes the amount of senior securities outstanding as would be permitted under the reduction in TPIC’s asset coverage ratio to 150% if this proposal is approved.

The calculations in the tables below are hypothetical and actual returns may be higher or lower than those appearing below.

Assuming Maximum Amount of Senior Securities Outstanding Permitted Under 200% Asset Coverage Requirement:

Assumed Return on TPIC’s Portfolio (net of expenses)(1)(2)(3)	(10.00%)	(5.00%)	0.00%	5.00%	10.00%

Corresponding Net Return to Common Stockholders	(23.5%)	(13.3%)	(3.5%)	6.5%	16.5%

(1)	The assumed return on TPIC’s portfolio is required by regulation of the SEC to assist investors in understanding the effects of leverage and is not a prediction of, and does not represent, TPIC’s projected or actual performance.

(2)	Assumes $36.0 million in total portfolio assets, $18.0 million in total debt, $18.0 million in net assets, and an average cost of funds of 3.50%. TPIC currently does not incur leverage nor has it issued any senior securities. Accordingly, the interest rate included in this table is for illustrative purposes only. Should TPIC incur leverage or issue senior securities, actual interest payments may be higher or lower than this amount.

(3)	In order for TPIC to cover its annual interest payments on indebtedness, it must achieve annual returns on its September 30, 2018 total portfolio assets of at least 1.75%.

Assuming Maximum Amount of Senior Securities Outstanding Permitted Under 150% Asset Coverage Requirement:

Assumed Return on TPIC’s Portfolio (net of expenses)(1)(2)(3)	(10.00%)	(5.00%)	0.00%	5.00%	10.00%

Corresponding Net Return to Common Stockholders	(37.0%)	(22.0%)	(7.0%)	8.0%	23.0%

(1)	The assumed return on TPIC’s portfolio is required by regulation of the SEC to assist investors in understanding the effects of leverage and is not a prediction of, and does not represent, TPIC’s projected or actual performance.

(2)	Assumes $54.0 million in total portfolio assets, $36.0 million in total debt, $18.0 million in net assets, and an average cost of funds of 3.50%. TPIC currently does not incur leverage nor has it issued any senior securities. Accordingly, the interest rate included in this table is for illustrative purposes only. Should TPIC incur leverage or issue senior securities, actual interest payments may be higher or lower than this amount.

(3)	In order for TPIC to cover its annual interest payments on indebtedness, it must achieve annual returns on its September 30, 2018 total portfolio assets of at least 2.33%.

Fees and Expenses Table. The following table is intended to assist you in understanding the costs and expenses that an investor in TPIC’s Class A common stock will bear, directly or indirectly, based on the assumptions set forth below. TPIC cautions you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, TPIC will pay such fees and expenses out of TPIC’s net assets and, consequently, stockholders will indirectly bear such fees or expenses as investors in TPIC.

Estimated Annual Expenses (as percentage of net assets attributable to common stock)

	Current Expenses (no borrowings)	200% Asset Coverage Ratio Requirement		150% Asset Coverage Ratio Requirement
Base management fees(1)	2.09%	4.32%		6.48%
Incentive fees (2)	0.00%	0.00%		0.00%
Interest payments on borrowed funds	0.00%	3.50	%(3)	7.00	%(4)
Other expenses(5)	5.61%	5.61%		5.61%
Total annual expenses	7.70%	13.43%		19.09%

(1) Following the Merger, TPIC will be externally managed by the New Investment Adviser and TPIC’s management fee will equal 1.75% of TPIC’s average total assets (which includes assets purchased with borrowed amounts and other forms of leverage). The figures in the table are calculated based on actual expenses as a percentage of average net assets. Consequently, if TPIC has borrowings outstanding, the management fee as a percentage of net assets attributable to common shares would be higher than if TPIC did not utilize leverage.

(2) Under the proposed investment advisory agreement, TPIC will be required to pay an incentive fee on both current income and capital gains. However, the incentive fee payable to the New Investment Adviser is based on TPIC’s performance and will not be paid unless TPIC achieves certain performance targets. As we cannot predict whether we will meet the necessary performance targets, we have assumed that no incentive fee will be paid for purposes of this chart. We expect the incentive fees TPIC pays to increase to the extent TPIC earns greater interest income through its investments in portfolio companies, and realizes capital gains upon the sale of investments in its portfolio companies.

(3) Assumes borrowings representing approximately 100% of TPIC’s average net assets at an assumed annual interest expense to TPIC of 3.5%. TPIC currently does not incur leverage nor has it issued any senior securities. Accordingly, the interest rate included in this table is for illustrative purposes only. Should TPIC incur leverage or issue senior securities, actual interest payments may be higher or lower than this amount.

(4) Assumes borrowings representing approximately 200% of TPIC’s average net assets at an assumed annual interest expense to us of 3.5%. TPIC currently does not incur leverage nor has it issued any senior securities. Accordingly, the interest rate included in this table is for illustrative purposes only. Should TPIC incur leverage or issue senior securities, actual interest payments may be higher or lower than this amount.

(5) Other expenses include accounting, legal and auditing fees as well as the reimbursement of administrator’s costs, including compensation of the chief financial officer, chief compliance officer, treasurer and secretary and other administrative personnel of the administrator, and fees payable to independent directors. Other expenses also include expenses incurred in connection with the distribution reinvestment plan. The amount presented in the table reflects estimated amounts expected to be paid during the next twelve months.

Example. The following example illustrates the projected dollar amount of total cumulative expenses that you would pay on a $1,000 hypothetical investment in TPIC’s common stock, assuming an upfront sales load of 15% plus (1) a 200% asset coverage ratio requirement and total net annual expenses of 7.70% of net assets attributable to common stock as set forth in the table above, (2) a 200% asset coverage ratio requirement and total net annual expenses of 13.43% of net assets attributable to common stock as set forth in the table above, and (3) a 150% asset coverage ratio requirement and total net annual expenses of 19.09% of net assets attributable to common stock as set forth in the table above, and in each case, a 5% annual return exclusive of capital gains:

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred(1)	$215	$339	$456	$723
Total Expenses Incurred(2)	$259	$451	$612	$909
Total Expenses Incurred(3)	$301	$542	$720	$986

Example. The following example illustrates the projected dollar amount of total cumulative expenses that you would pay on a $1,000 hypothetical investment in TPIC’s common stock, assuming an upfront sales load of 15% plus (1) a 200% asset coverage ratio requirement and total net annual expenses of 7.70% of net assets attributable to common stock as set forth in the table above, (2) a 200% asset coverage ratio requirement and total net annual expenses of 13.43% of net assets attributable to common stock as set forth in the table above, and (3) a 150% asset coverage ratio requirement and total net annual expenses of 19.09% of net assets attributable to common stock as set forth in the table above, and in each case, a 5% annual return consisting entirely of capital gains:

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred(1)	$219	$352	$478	$763
Total Expenses Incurred(2)	$271	$483	$663	$999
Total Expenses Incurred(3)	$325	$604	$810	$1,119

These examples and the expenses in the tables above should not be considered a representation of TPIC’s future expenses. Actual expenses may be greater or less than those assumed. The foregoing tables are to assist you in understanding the various costs and expenses that an investor in TPIC’s common stock will bear directly or indirectly. While the example assumes, as required by the SEC, a 5% annual return, TPIC’s performance will vary and may result in a return greater or less than 5%.

Considerations by the Board of Directors

In reaching its recommendation to stockholders to approve this proposal, TPIC’s board of directors considered a possible source of conflict of interest due to the management and incentive fees that TPIC pays to its existing investment adviser and that FLEX will pay to the New Investment Adviser, as described above. TPIC’s board of directors, including its independent directors, concluded that the benefits to TPIC’s (and FLEX’s) stockholders from enabling TPIC to incur additional leverage outweighs any detriment from potential increased management fees. TPIC’s board of directors also considered the effect of the following factors:

●	The costs and benefits of giving TPIC the ability to incur additional leverage;

●	The cost of leverage versus other sources of capital; and

●	Any impact on operating expenses associated with an increase in leverage.

TPIC’s board of directors believes that having such flexibility to incur additional leverage prior to April 18, 2019 would also be in the best interests of TPIC as TPIC (as FLEX) could:

●	grow FLEX’s assets and investment portfolio, including by investing in more senior securities (at lower rates) and still achieve the same rate of return; and

●	increase FLEX’s net investment income with a larger investment portfolio.

Special Repurchase of Shares

If this proposal is approved by TPIC stockholders and the Merger is consummated, FLEX will be required to conduct four special repurchase offers that, taken together, will allow all TPIC stockholders who were stockholders as of the date of the Annual Meeting to have those shares that they held as of the date of the Annual Meeting to be repurchased by FLEX following completion of the Merger. PWAY stockholders who become FLEX stockholders in connection with the Merger will not be eligible to participate in these special repurchase offers. In addition, shares of TPIC common stock acquired after the Merger will not be eligible for repurchase in these special repurchase offers. These special repurchase offers will be separate and apart from FLEX’s share repurchase program.

The special repurchase offers will consist of four quarterly tender offers, with the first occurring in the first fiscal quarter following the date that TPIC’s stockholders approve Proposal 4 and the remainder occurring in each of the following three fiscal quarters.  Each of the four tender offers that is part of the special repurchase offers will be made only to the eligible participants and will allow each eligible participant to tender for repurchase up to 25% of its eligible shares.  No shares of TPIC common stock acquired after the approval of Proposal 4 or FLEX shares acquired after the closing of the Merger will be eligible for repurchase as part of the special repurchase offers. The repurchase price for any shares tendered during the special repurchase offers will be equal to the NAV per share of FLEX’s common stock as of the date of each such repurchase.

In connection with each tender offer that is part of the special repurchase offers, FLEX will provide notice to all eligible participants describing the terms of the special repurchase offer and other information such stockholders should consider in deciding whether to tender their shares to FLEX in the special repurchase offers. SEC rules require that each special repurchase offer remain open for at least 20 business days. FLEX may extend any special repurchase offer from time to time and take any other action with respect to any special repurchase offer permitted by applicable law.

The payment for the eligible shares that are tendered in each special repurchase offer is expected to be paid promptly at the end of the applicable special repurchase offer in accordance with the 1940 Act. At the discretion of FLEX’s board of directors, FLEX may use cash on hand, cash available from borrowings, cash available from the issuance of new shares of common stock of FLEX and cash from the sale of FLEX’s investments to fund the aggregate purchase price payable as a result of any special repurchase offer. Payment for tendered eligible shares may require FLEX to liquidate its portfolio holdings earlier than its investment adviser would otherwise have caused these holdings to be liquidated. In such an event, FLEX may be forced to sell assets at significantly depressed prices due to market conditions or otherwise, which may result in losses. The assets of FLEX may be depleted to fulfill repurchases under the special repurchase offers. FLEX may be required to borrow money in order to fund its obligation to purchase shares in connection with the special repurchase offers and these borrowings would be used solely to repurchase the shares of former TPIC stockholders and not to enhance the overall performance of FLEX. Finally, if a large number of former TPIC stockholders participate in the special repurchase offers, the remaining stockholders of FLEX would not be able to take advantage of the larger asset base associated with the Merger. Any of these factors could adversely affect FLEX’s operations following the Merger and could impede the ability of the stockholders to receive all of the proposed benefits of the Merger.

The special repurchase offers described in this joint proxy statement and prospectus has not yet commenced and will not be commenced unless and until the proposal to reduce TPIC’s asset coverage ratio to 150% is approved by TPIC stockholders, as discussed in more detail above. The above description of the special repurchase offers is provided for informational purposes only and does not constitute an offer to purchase or the solicitation of an offer to sell any securities. If this proposal is approved by TPIC stockholders, FLEX plans to file with the SEC a Tender Offer Statement on Schedule TO containing an offer to purchase and other documents relating to each special repurchase offer. FLEX plans to mail these documents without charge to stockholders. Stockholders should read those filings carefully if and when they become available as they will contain important information about each special repurchase offer. Those documents may be obtained without charge at the SEC’s website at www.sec.gov if and when they become available.

Required Vote

This proposal requires the affirmative vote of the majority of the votes cast on the proposal. Abstentions will not be included in determining the number of votes cast, and, as a result, will have no effect on this proposal. TPIC Shares represented by broker non-votes are not considered entitled to vote and thus are not counted for purposes of determining whether the proposal has been approved.

THE BOARD OF DIRECTORS OF TPIC RECOMMENDS A VOTE “FOR” THE PROPOSAL TO ACCELERATE THE DECREASE OF THE REQUIRED ASSET COVERAGE RATIO FROM 200% TO 150%, WHICH WOULD PERMIT THE COMPANY TO DOUBLE THE MAXIMUM AMOUNT OF LEVERAGE THAT IT IS PERMITTED TO INCUR.

PROPOSAL 5: TO ADJOURN THE ANNUAL MEETING TO SOLICIT ADDITIONAL PROXIES

The presence in person or representation by proxy of the holders of one-third of the shares of TPIC Common Stock issued and outstanding and entitled to vote at the TPIC annual meeting is necessary to establish a quorum for the transaction of business, except that with respect to any such matter that, under applicable statutes or regulatory requirements, requires approval by a separate vote of one or more classes of stock, in which case the presence in person or by proxy of the holders of shares entitled to cast a majority of the votes entitled to be cast by each such class on such a matter will constitute a quorum.

If a quorum is not present, the annual meeting will be adjourned until a quorum is obtained. Shares that are present at the annual meeting but then abstain will be treated as present for purposes of establishing a quorum. Shares for which brokers have not received voting instructions from the beneficial owner of the shares and do not have discretionary authority to vote the shares on certain proposals (which are considered “broker non-votes” with respect to such proposals) will be treated as shares not present for quorum purposes.

Stockholders are also asked to consider a proposal to adjourn or postpone the TPIC annual meeting for the solicitation of additional votes, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the TPIC annual meeting to approve the foregoing proposals. Any such adjournment will only be permitted if approved by a majority of the votes cast on the matter by the holders of shares present in person or by proxy at the TPIC annual meeting, whether or not a quorum exists. Abstentions and broker non-votes will have no effect on the adjournment vote.

TPIC’S BOARD OF DIRECTORS RECOMMENDS THAT ITS STOCKHOLDERS VOTE “FOR” APPROVAL OF THE PROPOSAL TO ADJOURN THE TPIC ANNUAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES AT THE TIME OF THE TPIC ANNUAL MEETING TO APPROVE THE FOREGOING PROPOSALS.

SUBMISSION OF STOCKHOLDER PROPOSALS

TPIC’s Amended and Restated Bylaws require TPIC to hold an annual meeting of the stockholders for the election of directors and the transaction of any business within the powers of TPIC on a date and at a time set by TPIC’s board of directors. In addition, TPIC will hold special meetings as required or deemed desirable, or upon the request of holders of at least 10% of TPIC’s outstanding shares entitled to vote. Any stockholder that wishes to submit a proposal for consideration at an annual meeting of the stockholders and have such proposal included in TPIC’s proxy statement and proxy card pursuant to Rule 14a-8 under the Exchange Act should mail the proposal promptly to the Secretary of TPIC. Any such proposal to be considered for submission to stockholders must comply with Rule 14a-8 under the Exchange Act and must be received by TPIC not later than December 31, 2019 and not earlier than October 1, 2019.

Pursuant to TPIC’s Amended and Restated Bylaws, for a director nomination or other business to be considered for the next annual meeting of stockholders, notice must be provided in writing and delivered to the Secretary of TPIC at TPIC’s principal executive office not later than December 31, 2019 and not earlier than October 1, 2019. When submitting a nomination to TPIC for consideration, a stockholder must provide certain information required pursuant to TPIC’s current bylaws, including information that would be required under applicable SEC rules, which includes the following minimum information for each director nominee: full name, age, and address; class, series and number of shares beneficially owned by the nominee, if any; the date such shares were acquired and the investment intent of such acquisition; whether such stockholder believes the individual is an “interested person” of TPIC, as defined in the 1940 Act; and all other information required to be disclosed in solicitations of proxies for election of directors in an election contest or is otherwise required. To date, TPIC has not received any recommendations from stockholders requesting consideration of a candidate for inclusion among the committee’s slate of nominees in TPIC’s proxy statement.

Any such proposal or nomination should be mailed to: Triton Pacific Investment Corporation, Inc., 6701 Center Drive, Suite 1450, Los Angeles, California 90045, Attention: Corporate Secretary. The timely submission of a proposal does not guarantee its inclusion.

OTHER MATTERS TO COME BEFORE THE MEETING

TPIC’s board of directors is not aware of any matters that will be presented for action at the Annual Meeting other than the matters set forth herein. Should any other matters requiring a vote of stockholders arise, it is intended that the proxies that do not contain specific instructions to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

AVAILABLE INFORMATION

TPIC is required to file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information at the Public Reference Room of the SEC at 100 F Street, NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by TPIC with the SEC which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Room. This information will also be available free of charge by contacting TPIC at Triton Pacific Investment Corporation, 6701 Center Drive, Suite 1450, Los Angeles, CA 90045 or by telephone at (310) 943-4990.

Householding of Proxy Materials

In a further effort to reduce printing costs, postage fees and the impact on the environment, TPIC have adopted a practice approved by the SEC called “householding.” Under this practice, stockholders who have the same address and last name will receive only one copy of TPIC’s proxy materials, unless any of these stockholders notifies TPIC that he or she wishes to continue receiving individual copies. Stockholders who participate in householding will continue to receive separate proxy cards.

If you share an address with another stockholder and received only one set of proxy materials, but would like to request a separate copy of these materials, please contact TPIC by calling (310) 943-4990 or by writing to TPIC, Attn: Secretary, 6701 Center Drive, Suite 1450, Los Angeles, CA 90045. Similarly, you may also contact TPIC if you received multiple copies of the proxy materials and would prefer to receive a single copy in the future.

INVESTMENT ADVISER AND ADMINISTRATOR, INVESTMENT SUB-ADVISER, DEALER MANAGER AND SUB-ADMINISTRATOR

Set forth below are the names and addresses of TPIC’s current investment adviser and administrator, investment sub-adviser, dealer manager and sub-administrator:

INVESTMENT ADVISER	INVESTMENT SUB-ADVISER	ADMINISTRATOR	DEALER MANAGER	SUB-ADMINISTRATOR
Triton Pacific Adviser, LLC 6701 Center Drive, Suite 1450 Los Angeles, CA 90045	ZAIS Group, LLC Two Bridge Avenue, Suite 322, Red Bank, New Jersey 07701	TFA Associates, LLC 10800 Midlothian Turnpike Suite 128 Richmond, VA 23235	Triton Pacific Securities, LLC 32451 Golden Lanterns, Suite 304 Laguna Nigel, CA 92677	The Bank of New York Mellon Trust Company, NA 525 William Penn Place, 8th Floor Pittsburgh, PA 15259

PLEASE VOTE PROMPTLY BY SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ACCOMPANYING POSTAGE PAID RETURN ENVELOPE, OR BY VOTING ONLINE OR BY TELEPHONE.

THE SPECIAL MEETING OF PWAY

 Date, Time and Place of the PWAY Special Meeting

The PWAY special meeting will take place on March 15, 2019 at 10:00 a.m., Eastern Time, at 10 East 40th Street, 44th Floor, New York, New York 10016.

Purpose of the PWAY Special Meeting

PWAY stockholders are being asked to consider and vote on the following matters at their special meeting:

●	a proposal to approve the Merger and the Merger Agreement; and

●	a proposal to approve the adjournment of the PWAY special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the PWAY special meeting to approve the foregoing proposal.

See “The Merger” and “Description of the Merger Agreement.”

PWAY’s board of directors unanimously recommends that its stockholders vote “FOR” approval of the Merger and the Merger Agreement and “FOR” approval of the proposal to adjourn the PWAY special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the PWAY special meeting to approve the foregoing proposal.

Record Date

Only holders of record of PWAY Common Stock at the close of business on February 12, 2019 (the “PWAY Record Date”) are entitled to notice of and to vote at the PWAY special meeting. On the record date, it is anticipated that approximately 585,715 PWAY Class A Shares and 32,805 PWAY Class I Shares will be issued and outstanding and entitled to vote and held by approximately 290 holders of record of PWAY Class A Shares and 12 holders of record of PWAY Class I Shares.

Quorum and Adjournments

The presence in person or representation by proxy of the holders of shares of PWAY Common Stock entitled to cast one-third of the votes entitled to be cast at the PWAY special meeting is necessary to establish a quorum for the transaction of business, except that with respect to any such matter that, under applicable statutes or regulatory requirements, requires approval by a separate vote of one or more classes of stock, in which case the presence in person or by proxy of the holders of shares entitled to cast a majority of the votes entitled to be cast by each such class on such a matter will constitute a quorum. If a quorum is not present, the special meeting will be adjourned until a quorum is obtained. Shares that are present at the special meeting but then abstain will be treated as present for purposes of establishing a quorum. Shares for which brokers have not received voting instructions from the beneficial owner of the shares and do not have discretionary authority to vote the shares on certain proposals (which are considered “broker non-votes” with respect to such proposals) will be treated as shares not present for quorum purposes.

Vote Required

The approval of holders of shares of PWAY Common Stock entitled to cast a majority of all the votes entitled to be cast on the matter is required to approve the Merger and the Merger Agreement. The approval of a majority of votes cast will be required to approve the adjournment proposal. Holders of record of PWAY Common Stock on the PWAY Record Date are entitled to one vote per share.

PWAY stockholders who abstain or who fail to return their proxies, and do not instruct the proxy solicitor on how to cast their vote by calling the proxy solicitor or via the Internet pursuant to the instructions shown on the proxy card or vote at the PWAY special meeting, will have the same effect as if they voted “against” the proposal to approve the Merger Agreement and the Merger, and it will have no effect on the adjournment proposal.

Voting of Management

At the close of business on February 12, 2019, PWAY’s executive officers and directors owned and were entitled to vote 35,870 shares of PWAY Common Stock, representing 5.8% of the outstanding shares of PWAY Common Stock on that date. None of PWAY’s executive officers or directors has entered into any voting agreement relating to the Merger; however, each of PWAY’s executive officers and directors has indicated that he intends to vote his shares of common stock in favor of the approval of the Merger and the Merger Agreement as long as the Merger Agreement is in effect.

Voting of Proxies

All shares represented by properly executed proxies received in time for the PWAY special meeting will be voted in the manner specified by the stockholders giving those proxies. Properly executed proxies that do not contain voting instructions will be voted “FOR” the approval of each matter to be voted on at PWAY special meeting, including approval of the proposed Merger and the Merger Agreement. Stockholders may also call PWAY’s proxy solicitor, AST Fund Solutions, at 800-755-3105 for assistance voting their shares.

Revocability of Proxies

Authorizing a proxy by telephone, over the Internet, or by mail will not in any way affect a stockholder’s right to attend the PWAY special meeting and vote in person. A proxy may be revoked before it is used to cast a vote. To revoke a proxy at any time before it is exercised, a PWAY stockholder must notify PWAY’s Secretary in writing, by submitting a properly executed, later-dated proxy, or by voting in person at the Special Meeting. Attendance at the PWAY special meeting, if a stockholder does not vote at the PWAY special meeting, will not be sufficient to revoke a proxy.

Any written notice of revocation or subsequent proxy should be sent to PWAY at the following address: Pathway Capital Opportunity Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016, Attention: Kristin Van Dask, Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary. The shares represented by all properly executed proxies received in time for the PWAY special meeting will be voted as specified in those proxies.

Solicitation of Proxies

The accompanying proxy is solicited by and on behalf of PWAY’s board of directors. In general, PWAY and TPIC will each be responsible for their own expenses incurred in connection with the completion of the transactions contemplated by the Merger Agreement, including all costs, expenses, and fees related to this joint proxy statement and registration statement (of which this joint proxy statement and prospectus forms a part), including the preparation and mailing thereof, and conducting their respective stockholder meetings. Proxies may be solicited on PWAY’s behalf by its directors, officers or employees in person or by telephone, electronic transmission and/or facsimile transmission.

PWAY has also retained AST Fund Solutions to assist in the solicitation of proxies from brokers, nominees, institutions and individuals. PWAY will pay AST Fund Solutions a fee of approximately $10,000, plus reasonable expenses, for these services.

Dissenter’s Right of Appraisal

Stockholders of the PWAY have no appraisal rights or rights of dissenting stockholders.

Stockholders Who Hold Their Shares in a Brokerage Account

If you are a beneficial owner whose shares are held of record by a broker, you must instruct the broker how to vote your shares. With respect to the proposal to approve the Merger and the Merger Agreement, if you do not provide your broker with instructions or attend the PWAY special meeting, it will have the same effect as a vote “AGAINST” approval of the Merger and the Merger Agreement. For this reason, you should provide your broker with instructions on how to vote your shares or arrange to attend the PWAY special meeting and vote your shares in person. Stockholders are urged to vote by telephone or the Internet if their broker has provided them with the opportunity to do so. See your voting instruction form for details. If your broker holds your shares and you attend the PWAY special meeting in person, please bring a letter from your broker identifying you as the beneficial owner of the shares and authorizing you to vote your shares at the PWAY special meeting.

Stockholders will also be asked to consider a proposal to adjourn or postpone the PWAY special meeting for the solicitation of additional votes, if necessary or appropriate. Any such adjournment will only be permitted if approved by a majority of the votes cast on the matter by the holders of shares present in person or by proxy at the PWAY special meeting, whether or not a quorum exists. Abstentions and broker non-votes will have no effect on the adjournment vote.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

If the Merger is completed, the holders of PWAY Class A Shares will have a right to receive a number of shares of TPIC Common Stock equal to the result of (A) the PWAY Class A per-share NAV divided by (B) the TPIC per-share NAV, in each case determined in accordance with the Merger Agreement, and the holders of PWAY Class I Shares will have a right to receive a number of shares of TPIC Common Stock equal to the result of (A) the PWAY Class I per-share NAV divided by (B) the TPIC per-share NAV, in each case determined in accordance with the Merger Agreement. Until the Merger is completed, the value of the shares of TPIC Common Stock to be issued in the Merger and the number of shares of TPIC Common Stock to be issued to PWAY stockholders may fluctuate or change. The historical information that has been included in the unaudited pro forma condensed consolidated financial information has been derived from and should be read in conjunction with the historical consolidated financial statements and the related notes of both TPIC and PWAY, which are included elsewhere in this document. See “Index to Financial Statements.”

The following unaudited pro forma condensed consolidated financial information and explanatory notes illustrate the effect of the Merger on TPIC’s financial position and results of operations based upon the companies’ respective historical financial positions and results of operations under the asset acquisition method of accounting with TPIC treated as the acquirer.

Generally, under asset acquisition accounting, acquiring assets in groups not only requires ascertaining the cost of the asset (or net assets), but also allocating that cost to the individual assets (or individual assets and liabilities) that make up the group. The cost of the group of assets acquired in an asset acquisition is allocated to the individual assets acquired or liabilities assumed based on their relative fair values of net identifiable assets acquired other than certain excluded assets such as cash. TPIC believes that the acquisition of PWAY should be accounted for as an asset acquisition based on the nature of its preacquisition operations, asset or capital allocation and other factors outlined in ASC 805-50—Business Combinations—Related Issues. The unaudited pro forma condensed consolidated financial information of TPIC and PWAY reflects the Unaudited Pro Forma Condensed Consolidated Statements of Assets and Liabilities as of September 30, 2018 and the Unaudited Pro Forma Condensed Consolidated Statement of Operations for the twelve months ended September 30, 2018. The Unaudited Pro Forma Condensed Consolidated Statements of Assets and Liabilities as of September 30, 2018 assumes the Merger took place on October 1, 2017. The Unaudited Pro Forma Condensed Consolidated Statement of Operations for the twelve months ended September 30, 2018 assumes the Merger took place on October 1, 2017.

The unaudited pro forma condensed consolidated financial information is presented for illustrative purposes only and does not necessarily indicate the results of operations or the combined financial position that would have resulted had the Merger been completed at the beginning of the applicable period presented, nor the impact of expense efficiencies, asset dispositions, share repurchases and other factors. In addition, as explained in more detail in the accompanying notes to the unaudited pro forma condensed consolidated financial information, the allocation of the pro forma purchase price reflected in the unaudited pro forma condensed consolidated financial information involves estimates, is subject to adjustment and may vary significantly from the actual purchase price allocation that will be recorded upon completion of the Merger.

TP Flexible Income Fund, Inc.

Pro Forma Condensed Consolidated Statements of Assets and Liabilities

September 30, 2018

(Unaudited)

	As-Adjusted TPIC(A)	As-Adjusted PWAY(B)	Pro Forma Adjustments		Pro Forma FLEX Combined
Assets:
Investments at fair value	$13,504,804	$10,475,535			$23,980,339
Cash and cash equivalents	4,456,298	322,730			4,779,028
Other assets	242,167	295,110			537,277

Total assets	$18,203,269	$11,093,375			$29,296,644

Liabilities:
Credit Facility	$-	$1,200,000			$1,200,000
Payable for investments purchased	495,000	-			495,000
Due to adviser	119,980	-			119,980
Other liabilities	129,510	686,291			815,801

Total liabilities	$744,490	$1,886,291			$2,630,781
Net assets	17,458,779	9,207,084			26,665,863

Total liabilities and net assets	$18,203,269	$11,093,375			$29,296,644

Total shares outstanding
Total TPIC Shares Outstanding	1,573,804
Total Class A Shares Outstanding (PWAY)		597,629
Total Class I Shares Outstanding (PWAY)		32,724
Total FLEX Shares outstanding			830,200	(C)	2,404,004

Net asset value per share
Class A Net asset value per share	11.09	14.61			11.09
Class I Net asset value per share		14.64

A.	To reflect TPIC’s September 30, 2018 balance sheet, updated for material estimated changes subsequent to approval of the Merger.

B.	To reflect PWAY’s September 30, 2018 balance sheet, updated for material estimated changes subsequent to approval of the Merger.

C.	Total shares outstanding have been adjusted to reflect the estimated shares issued in connection with the Merger pursuant to the Merger Agreement reflected as outstanding for the periods presented. The following table reflects the shares issued:

TPIC Class A Shares outstanding as of September 30, 2018	1,573,804
Estimated shares issued in connection with the Merger reflected as outstanding for the periods presented (issued at TPIC estimated net asset value per share of $9.82.)	830,200
TPIC adjusted shares outstanding as of September 30, 2018	2,404,004

PRELIMINARY PRO FORMA ADJUSTMENTS

The preliminary pro forma asset acquisition method of accounting is shown in the unaudited pro forma condensed consolidated financial information is as follows:

A.	To reflect TPIC’s September 30, 2018 balance sheet, updated for material estimated changes subsequent to approval of the Merger.

	Actual TPIC	Pro Forma Adjustments		As-adjusted TPIC September 30, 2018
Assets:
Investments at fair value	$13,504,804			$13,504,804
Cash and cash equivalents	4,921,673	(465,375	)(1)	4,456,298
Other assets	242,167			242,167

Total assets	$18,668,644	$(465,375)		18,203,269

Liabilities:
Credit Facility	$-			$-
Payable for investments purchased	495,000			495,000
Due to adviser	119,980			119,980
Other liabilities	129,510			129,510

Total liabilities	$744,490			$744,490
Net assets	17,924,154	(465,375	)(1)	17,458,779

Total liabilities and net assets	$18,668,644	$(465,375)		$18,203,269

Total shares outstanding	1,573,804			1,573,804

Net asset value per share	$11.39	$(0.30)		$11.09

(1) The cash and cash equivalents of the TPIC pro forma were decreased for costs relating to the Merger consisting of $250,000 in legal, $250,000 in advisory and $125,000 in other transaction costs. As of September 30, 2018, $159,625 of merger costs have been incurred and expensed.

B.	To reflect PWAY’s September 30, 2018 balance sheet, updated for material estimated changes subsequent to approval of the Merger.

	Actual PWAY	Pro Forma Adjustments		As-adjusted PWAY September 30, 2018(3)
Assets:
Investments at fair value	$10,475,535			$10,475,535
Cash and cash equivalents	524,852	(202,122	)(1)	322,730
Other assets	329,164	(34,054	)(2)	295,110

Total assets	$11,329,551	$(236,176)		$11,093,375

Liabilities:
Credit Facility	$1,200,000			$1,200,000
Payable for investments purchased	-			-
Due to adviser	1,975,233	(1,975,233	)(2)	-
Other liabilities	686,291			686,291

Total liabilities	$3,861,524	$(1,975,233)		$1,886,291
Net assets	7,468,027	1,739,057	(1)(2)	9,207,084

Total liabilities and net assets	$11,329,551	$(236,176)		$11,093,375

Total shares outstanding
Class A	597,629			597,629
Class I	32,724			32,724

Net asset value per share
Class A	11.85	2.76		14.61
Class I	11.88	2.76		14.64

(1)	The cash and cash equivalents of the PWAY pro forma were decreased for costs relating to the Merger consisting of $550,000 in legal and $75,000 in other transaction costs. As of September 30, 2018, $422,878 of merger costs had been incurred and expensed.

(2)	This adjustment reflects the reversal of offering and organizational costs due to the PWAY Investment Adviser and reimbursable. With the approval of the Merger Agreement, the offering has ended and the offering and organization costs are no longer reimbursable.

(3)	To reflect the acquisition of PWAY by the issuance of approximately 830,200 shares of TPIC Common Stock. The table below reflects the allocation of the purchase price on the basis of PWAY’s current estimate of the relative fair value of assets to be acquired and liabilities to be assumed:

	As-adjusted PWAY September 30, 2018	Pro Forma Adjustments	Pro Forma
Common stock issued	$9,207,084	$-	$9,207,084
Assets acquired:
Investments(a)	$10,475,535	$-	$10,475,535
Cash and cash equivalents	322,730	-	322,730
Other assets	295,110	-	295,110
Total assets acquired	11,093,375	-	11,093,375
Other liabilities assumed	1,886,291	-	1,886,291
Net assets acquired	9,207,084	-	9,207,084
Excess of fair value over purchase price	-	-	-
Total Purchase Price	$9,207,084	$-	$9,207,084

(a)	Determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process. See “Investment Objective and Strategy of PWAY” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of TPIC.”

SEE NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

TP Flexible Income Fund, Inc.

Pro Forma Condensed Consolidated Statement of Operations

For the Twelve Months Ended September 30, 2018

(Unaudited)

	TPIC	PWAY	Pro Forma Adjustments		Pro Forma FLEX Combined
Performance Data:
Interest	$1,069,604	$1,305,902			$2,375,506
Other income	8,216	-			8,216
Total investment income	1,077,820	1,305,902			2,383,722
Base management fees	357,259	254,150	(98,718	)(1)	512,691
Performance-based incentive fees	-	-			-
Interest and expenses on the Credit Facility	-	59,688			59,688
Other expenses	1,117,249	1,885,965	(1,624,543	)(2)(3)	1,378,671

Total expenses	1,474,508	2,199,803	(1,723,261	)(1)(2)(3)	1,951,050
Expense Support	-	(991,913)	991,913	(4)	-
Net operating expenses	1,474,508	1,207,890	(731,348	)(1)(2)(3)(4)	1,951,050
Net investment income (loss)	$(396,688)	$98,012			$432,672
Net realized and unrealized (losses) gains from investments	(119,334)	(736,759)			(856,093)
Net increase (decrease) in net assets resulting from operations	$(516,022)	$(638,747)			$(423,421)
Net increase (decrease) in net assets resulting from operations per common share	$(0.35)	$(0.97)			$(0.18)
Net investment income (loss) per common share	$(0.27)	$0.15			$0.18

Weighted average common shares outstanding (pro forma not adjusted)	1,469,686.78	658,941.98	275,374.90		2,404,003.67

(1)	The management fee per year for both PWAY and TPIC is 2.0% of assets per year. FLEX’s management fee is 1.75% of assets per year.

(2)	Certain expenses have been adjusted to recognize costs of duplicative services and other Merger generated efficiencies in costs related to administration, accounting, legal, insurance and other costs.

(3)	Certain expenses that were incurred and expenses as of September 30, 2018 as part of the Merger have been adjusted as these are a one-time expense.

(4)	Under the FLEX ELA, the New Investment Adviser, in its sole discretion, may waive a portion or all of the investment advisory fees that it is entitled to receive pursuant to the New Investment Advisory Agreement in order to limit FLEX’s Operating Expenses (as defined below) to an annual rate, expressed as a percentage of FLEX’s average quarterly net assets, equal to 8.00%. For purposes of the FLEX ELA, the term “Operating Expenses” is defined to include all expenses necessary or appropriate for the operation of FLEX, including but not limited to the New Investment Adviser’s base management fee, any and all costs and expenses that qualify as line item “organization and offering” expenses in the financial statements of FLEX as the same are filed with the SEC and other expenses described in the New Investment Advisory Agreement, but does not include any portfolio transaction or other investment-related costs (including brokerage commissions, dealer and underwriter spreads, prime broker fees and expenses and dividend expenses related to short sales), interest expenses and other financing costs, extraordinary expenses and acquired fund fees and expenses. Upfront shareholder transaction expenses (such as sales commissions, dealer manager fees, and similar expenses) are not Operating Expenses. Because the FLEX ELA is discretionary, it is not presented for pro forma purposes.

SEE NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

TP Flexible Income Fund, Inc.

Pro Forma Consolidated Schedule of Investments

September 30, 2018

(Unaudited)

	Industry	Coupon/Yield(11)	Floor	Legal Maturity	Principal Amount	TPIC Amortized Cost	TPIC Fair Value (5)	PWAY Amortized Cost	PWAY Fair Value (5)	Pro Forma Amortized Cost	Pro Forma Fair Value (5)	% of Net assets
Senior Secured Loans—First Lien
LSF9 Atlantis Holdings, LLC	Telecommunications	L+6.00% (8.12%)	2.12%	5/1/2023	$484,375	$480,491	$469,238			$480,491	$469,238	1.76%
California Pizza Kitchen, Inc.	Beverage, Food & Tobacco	L+6.00% (8.39%)	2.39%	8/19/2022	343,000	340,751	334,425			340,751	334,425	1.25%
CareerBuilder	Business Services	L+6.75% (9.14%)	2.39%	7/27/2023	369,112	357,002	369,804			357,002	369,804	1.39%
Coronado Curragh LLC - Term Loan B	Metals & Mining	L+6.50% (8.89%)	2.39%	3/29/2025	345,543	334,639	349,862			334,639	349,862	1.31%
Coronado Curragh LLC - Term Loan C	Metals & Mining	L+6.50% (8.89%)	2.39%	3/21/2025	94,475	92,018	95,656			92,018	95,656	0.36%
Deluxe Entertainment Services Group, Inc.	Media: Diversified and Production	L+5.50% (7.84%)	2.34%	2/28/2020	333,512	329,039	306,831			329,039	306,831	1.15%
Flavors Holdings, Inc. Tranche B	Beverage, Food & Tobacco	L+5.75% (8.14%)	2.39%	4/3/2020	98,839	97,511	92,415			97,511	92,415	0.35%
GK Holdings, Inc.	Business Services	L+6.00% (8.39%)	2.39%	1/20/2021	120,313	119,976	112,191			119,976	112,191	0.42%
GoWireless Holdings, Inc.	Consumer Services	L+6.50% (8.74%)	2.24%	12/20/2024	481,250	476,768	471,625			476,768	471,625	1.77%
InfoGroup Inc.	Business Services	L+5.00% (7.39%)	2.39%	3/28/2023	492,500	488,744	492,091			488,744	492,091	1.85%
Isagenix International LLC	Healthcare & Pharmaceuticals	L+5.75% (8.14%)	2.39%	4/25/2025	493,750	489,056	494,984			489,056	494,984	1.86%
McAfee LLC	Business Services	L+4.50% (6.74%)	2.24%	9/27/2024	247,500	245,353	249,843			245,353	249,843	10.94%
Moran Foods, LLC	Beverage, Food & Tobacco	L+6.00% (8.24%)	2.24%	12/5/2023	343,875	336,121	250,169			336,121	250,169	0.94%
Prospect Medical Holdings, Inc.	Healthcare & Pharmaceuticals	L+5.50% (7.63%)	2.13%	2/22/2024	497,500	488,527	505,584			488,527	505,584	1.90%
Quidditch Acquisition, Inc.	Beverage, Food & Tobacco	L+7.00% (9.17%)	2.17%	3/14/2025	497,500	488,237	506,206			488,237	506,206	1.91%
Raley’s	Beverage, Food & Tobacco	L+5.25% (7.49%)	2.24%	5/18/2022	187,277	187,277	188,447			187,277	188,447	0.71%
Sahara Parent Inc	Business Services	L+5.00% (7.26%)	2.26%	8/16/2024	346,500	343,533	347,713			343,533	347,713	1.30%
Strike, LLC	Energy: Oil & Gas	L+8.00% (10.59%)	2.59%	11/30/2022	319,375	312,126	324,166			312,126	324,166	1.22%
Travel Leaders Group, LLC	Hotel, Gaming & Leisure	L+4.00% (6.16%)	2.16%	1/25/2024	498,750	497,795	505,296			497,795	505,296	1.89%
TruGreen Limited Partnership	Consumer Services	L+4.00% (6.13%)	2.13%	4/13/2023	343,035	339,583	347,109			339,583	347,109	1.30%

	Industry	Coupon/Yield(11)	Floor	Legal Maturity	Principal Amount	TPIC Amortized Cost	TPIC Fair Value (5)	PWAY Amortized Cost	PWAY Fair Value (5)	Pro Forma Amortized Cost	Pro Forma Fair Value (5)	% of Net assets
Verdesian Life Sciences LLC	Wholesale Trade-Nondurable Goods	L+5.00% (7.34%)	2.34%	7/1/2020	199,417	198,695	190,443			198,695	190,443	0.71%
Wirepath LLC	Consumer Services	L+4.50% (6.74%)	2.24%	8/5/2024	495,009	492,873	497,793			492,873	497,793	1.87%
Yak Access LLC	Construction & Building	L+5.00% (7.14%)	2.14%	6/29/2025	500,000	485,424	483,750			485,424	483,750	181%
Total Senior Secured Loans—First Lien					$8,132,407	$8,021,538	$7,985,641	$-	$-	$8,021,538	$7,985,641	29.97%

Senior Secured Loans—Second Lien
DG Investment Intermediate Holdings 2 Inc.	Business Services	L+6.75% (8.99%)	2.24%	2/1/2026	500,000	497,706	504,375			497,706	504,375	1.89%
Encino Acquisition Partners Holdings, LLC	Energy: Oil & Gas	L+6.75% (7.75%)	1.00%	9/26/2025	500,000	495,000	502,500			495,000	502,500	1.88%
Flavors Holdings, Inc.	Beverage, Food & Tobacco	L+10.00% (12.39%)	2.39%	10/7/2021	125,000	122,885	109,375			122,885	109,375	0.41%
FullBeauty Brands Holding	High Tech Industries	L+9.00% (11.34%)	2.34%	10/13/2023	250,000	219,377	22,000			219,377	22,000	0.08%
GK Holdings, Inc.	Business Services	L+10.25% (12.64%)	2.39%	1/21/2022	125,000	123,830	104,063			123,830	104,063	0.39%
Inmar	Business Services	L+8.00% (10.24%)	2.24%	5/1/2025	500,000	493,807	502,500			493,807	502,500	1.88%
McAfee LLC	Business Services	L+8.50% (10.74%)	2.24%	9/26/2025	500,000	497,338	511,250			497,338	511,250	1.92%
Neustar, Inc.	High Tech Industries	L+8.00% (10.24%)	2.24%	2/28/2025	749,792	740,292	746,043			740,292	746,043	1.84%
NPC International, Inc.	Beverage, Food & Tobacco	L+7.50% (9.58%)	2.08%	3/28/2025	500,000	498,846	506,250			498,846	506,250	1.90%
Oxbow Carbon LLC	Metals & Mining	L+7.50% (9.74%)	2.24%	1/4/2024	500,000	495,575	512,500			495,575	512,500	21.92%
Patriot Container Corp.	Environmental	L+7.75% (9.96%)	2.21%	3/16/2026	500,000	490,680	490,000			490,680	490,000	1.84%
Rocket Software, Inc.	Business Services	L+9.50% (11.89%)	2.39%	10/14/2024	500,000	492,497	506,565			492,497	506,565	1.90%
Total Senior Secured Loans—Second Lien					$5,249,792	$5,167,833	$5,017,421	$-	$-	$5,167,833	$5,017,421	18.81%

Senior Unsecured Bonds(4)(6)
Ace Cash Express, Inc.(1)	Financial	12.00%		12/15/2022	500,000			493,405	534,271	493,405	534,271	2.00%
Archrock Partners, LP(1)	Energy	6.00%		4/1/2021	500,000			497,385	503,073	497,385	503,073	1.89%
Brand Energy & Infrastructure Services, Inc.	Energy	8.50%		7/15/2025	1,000,000			1,000,000	1,030,380	1,000,000	1,030,380	3.86%
Calumet Specialty Products(1)	Energy	7.75%		4/15/2023	550,000			524,947	550,515	524,947	550,515	2.06%
Carrizo Oil and Gas, Inc.(1)	Energy	7.50%		9/15/2020	191,000			192,799	191,796	192,799	191,796	0.72%
CSI Compressco LP(1)	Energy	7.25%		8/15/2022	750,000			679,227	697,500	679,227	697,500	2.62%
Ferrellgas Partners LP(1)	Energy	8.63%		6/15/2020	750,000			750,000	713,437	750,000	713,437	2.68%

	Industry	Coupon/Yield(11)	Floor	Legal Maturity	Principal Amount	TPIC Amortized Cost	TPIC Fair Value (5)	PWAY Amortized Cost	PWAY Fair Value (5)	Pro Forma Amortized Cost	Pro Forma Fair Value (5)	% of Net assets
Global Partners LP(1)	Energy	7.00%		6/15/2023	350,000			331,734	356,672	331,734	356,672	1.34%
Jonah Energy LLC	Energy	7.25%		10/15/2025	1,000,000			1,000,000	772,258	1,000,000	772,258	2.90%
Martin Midstream Partners LP(1)	Energy	7.25%		2/15/2021	500,000			486,232	500,200	486,232	500,200	1.88%
NGL Energy Partners LP(1)	Energy	6.88%		10/15/2021	750,000			746,043	765,311	746,043	765,311	2.87%
Weatherford Bermuda(1)	Energy	9.88%		3/1/2039	350,000			322,976	337,313	322,976	337,313	1.26%
Total Senior Unsecured Bonds					$7,191,000	$-	$-	$7,024,748	$6,952,726	$7,024,748	$6,952,726	26.08%

Senior Secured Bonds(4)(6)
Hexion Inc.	Chemicals	6.63%		4/15/2020	550,000			527,514	518,676	527,514	518,676	1.95%
Total Senior Secured Bonds					$550,000	$-	$-	$527,514	$518,676	$527,514	$518,676	1.95%

Subordinated Convertible Debt
Javlin Capital LLC Subordinated Convertible Note (3)(10)	Specialty Finance	6.00%		3/31/2020	666,389	666,389	-			666,389	-	0.00%
Total Subordinated Convertible Debt					$666,389	$666,389	$-	$-	$-	$666,389	$-	0.00%

CLO - subordinated notes(4)(7)(8)
Carlyle Global Market Strategies CLO 2014-4, Ltd.	Structured Finance	21.05%		7/15/2030	250,000			184,293	190,338	$184,293	$190,338	0.71%
Carlyle Global Market Strategies CLO 2017-5, Ltd.	Structured Finance	16.02%		1/20/2030	500,000			490,551	443,951	490,551	443,951	1.66%
Galaxy XIX CLO, Ltd. (3)	Structured Finance	10.43%		7/24/2030	250,000			168,121	132,307	168,121	132,307	0.50%
GoldenTree 2013-7A, Ltd.(3)(9)	Structured Finance	0.00%		4/25/2025	250,000			401	401	401	401	0.00%
GoldenTree Loan Opportunities IX, Ltd.(3)	Structured Finance	14.90%		10/29/2029	250,000			184,771	155,670	184,771	155,670	0.58%
Madison Park Funding XIII, Ltd.(3)	Structured Finance	20.38%		1/19/2025	250,000			178,783	166,102	178,783	166,102	0.62%
Madison Park Funding XIV, Ltd.(3)	Structured Finance	14.89%		7/20/2026	250,000			195,523	181,186	195,523	181,186	0.68%
Octagon Investment Partners XIV, Ltd.(3)	Structured Finance	18.02%		7/15/2029	850,000			520,474	425,843	520,474	425,843	1.60%
Octagon Investment Partners XXI, Ltd.(3)	Structured Finance	18.12%		11/14/2026	300,000			182,971	185,103	182,971	185,103	0.69%

	Industry	Coupon/Yield(11)	Floor	Legal Maturity	Principal Amount	TPIC Amortized Cost	TPIC Fair Value (5)	PWAY Amortized Cost	PWAY Fair Value (5)	Pro Forma Amortized Cost	Pro Forma Fair Value (5)	% of Net assets
Octagon Investment Partners 30, Ltd.(3)	Structured Finance	15.76%		3/17/2030	475,000			454,559	394,155	454,559	394,155	1.48%
OZLM XII, Ltd.(3)	Structured Finance	15.06%		4/30/2027	275,000			216,569	167,406	216,569	167,406	0.63%
THL Credit Wind River 2013-1 CLO, Ltd.(3)	Structured Finance	15.16%		7/20/2030	325,000			245,800	191,408	245,800	191,408	0.72%
Voya IM CLO 2013-1, Ltd.(3)	Structured Finance	15.23%		10/15/2030	278,312			183,726	156,306	183,726	156,306	0.59%
Voya CLO 2016-1, Ltd.(3)	Structured Finance	20.85%		1/20/2031	250,000			210,345	213,957	210,345	213,957	0.80%
Total CLO - subordinated notes					$4,753,312	$-	$-	$3,416,887	$3,004,133	$3,416,887	$3,004,133	11.26%

Equity/Other
ACON IWP Investors I, L.L.C. (10)	Healthcare & Pharmaceuticals				500,000	500,000	501,742			500,000	501,742	1.88%
Javlin Capital LLC Class C-2 Preferred Units(3)(10)(12)	Specialty Finance				214,286	750,000	-			750,000	-	0.00%
Total Equity/Other					$714,286	$1,250,000	$501,742	$-	$-	$1,250,000	$501,742	1.88%

Total Portfolio Investments						$15,105,760	$13,504,804	$10,969,149	$10,475,535	$26,074,910	$23,980,339	89.93%
Other Assets in excess of Liabilities							3,953,975		(1,268,451)		2,685,524	10.07%
Net Assets							$17,458,779		$9,207,084		$26,665,863	100.00%

Pro forma adjustments

Totals						$15,105,760	$17,458,779	$10,969,149	$9,207,084	$26,074,910	$26,665,863

(1) This asset will be sold as part of the Merger. The total costs associated with repositioning the portfolio are estimated to be $12,875, which assumes broker costs of 0.25% of fair value. We are estimating capital gains of $125,340 as part of the disposition of these investments.

(2) Prior to the Merger, this asset will be called.

(3) This asset is considered a non-qualifying asset.

(4) PWAY does not “control” and is not an “affiliate” of any of the portfolio investments, each term as defined in the 1940 Act. In general, under the 1940 Act, a company would be presumed to “control” a portfolio company if it owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company if the company owned 5% or more of the portfolio company’s voting securities.

(5) Fair value is determined by or under the direction of the board of directors.

(6) All Level 2 securities of PWAY are pledged as collateral supporting the amounts outstanding under a revolving credit facility with BNP Paribas Prime Brokerage International, Ltd. that was closed on August 25, 2015.

(7) The CLO subordinated notes and preference/preferred shares are considered equity positions in CLOs. The CLO equity investments are entitled to recurring distributions which are generally equal to the excess cash flow generated from the underlying investments after payment of the contractual payments to debt holders and fund expenses. The current estimated yield is based on the current projections of this excess cash flow taking into account assumptions which have been made regarding expected prepayments, losses and future reinvestment rates. These assumptions are periodically reviewed and adjusted. Ultimately, the actual yield may be higher or lower than the estimated yield if actual results differ from those used for the assumptions.

(8) All CLO subordinated notes are co-investments with other entities managed by an affiliate of the PWAY Investment Adviser.

(9) Security was called for redemption and the liquidation of the underlying loan portfolio is ongoing.

(10) Affiliated investment as defined by the 1940 Act, whereby the company owns between 5% and 25% of the portfolio company’s outstanding voting securities and the investments are not classified as controlled investments. Affiliated funds that are managed by an affiliate of the TPIC Investment Adviser also hold investments in this security. The aggregate fair value of non-controlled, affiliated investments at September 30, 2018 represented 2.03% of FLEX’s net assets. Fair value as of December 31, 2017 along with transactions during the nine months ended September 30, 2018 in affiliated investments were as follows):

			Nine months ended September 30, 2018
Non-controlled, Affiliated Investments	Number of Shares	Fair Value at December 31,2017	Gross Additions (Cost)*	Gross Reductions (Cost)**	Unrealized Change in FMV	Fair Value at September 30, 2018	Net Realized Gain (Loss)	Interest & Dividends Credited to Income
ACON IWP Investors I, L.L.C.	500,000	$537,903	$-	$-	$(36,161)	$501,742	$-	$-
Javlin Capital, LLC, Convertible Note	666,389	-	-	-	-	-	-	-
Javlin Capital, LLC, C-2 Preferred Units	214,286	-	-	-	-	-	-	-
Total		$537,903	$-	$-	$(36,161)	$501,742	$-	$-

* Gross additions include increases in the cost basis of investments resulting from new portfolio investments, PIK interest, the amortization of unearned income, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category.

** Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category.

(11) Certain variable rate securities in the company’s portfolio bear interest at a rate determined by a publicly disclosed base rate spread. As of September 30, 2018, the three-month London Interbank Offered Rate, or LIBOR, was 2.39600%.

(12) Security held within TPJ Holdings, Inc., a wholly-owned subsidiary of the company.

SEE NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

TP Flexible Income Fund, Inc.

Notes to Pro Forma Condensed Consolidated Financial Statements

(Unaudited)

1. BASIS OF PRO FORMA PRESENTATION

The unaudited pro forma condensed consolidated financial information related to the Merger is included as of and for the twelve months ended September 30, 2018. On August 10, 2018, TPIC and PWAY entered into the Initial Merger Agreement, which was amended and restated effective as of February 12, 2019. For the purposes of the Pro Forma Condensed Consolidated Financial Statements, the value of TPIC’s stock price used to determine TPIC’s purchase price is approximately $9.2 million, which is based upon the as-adjusted balance sheet of PWAY. The pro forma adjustments included herein reflect the conversion of the PWAY Class A Shares and the PWAY Class I Shares into TPIC Common Stock using an exchange ratio of the common stock exchange ratio of 1.3169 for the PWAY Class A Shares and 1.3196 for the PWAY Class I Shares. An estimated 830,200 shares will be issued in the combined surviving company, FLEX, as part of the Merger.

The Merger will be accounted for as an asset acquisition of PWAY by TPIC (FLEX following the completion of the Merger) in accordance with the asset acquisition method of accounting as detailed in ASC 805-50, Business Combinations—Related Issues. Generally, under asset acquisition accounting, acquiring assets in groups not only requires ascertaining the cost of the asset (or net assets), but also allocating that cost to the individual assets (or individual assets and liabilities) that make up the group. The cost of the group of assets acquired in an asset acquisition is allocated to the individual assets acquired or liabilities assumed based on their relative fair values of net identifiable assets acquired other than excluded assets (such as cash) and does not give rise to goodwill. Due to the inherent uncertainty of determining the fair value of investments that do not have readily available market value, the NAV of PWAY and TPIC at closing of the Merger may be different than the preliminary amounts indicated herein and those differences may be material.

As permitted under Regulation S-X and as explained by ASC 946-810-45, TPIC will generally not consolidate its investment in a company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to TPIC. Accordingly, TPIC has consolidated the results of its subsidiary in its Consolidated Financial Statements and the Unaudited Pro Forma Condensed Consolidated Financial Statements and have eliminated all intercompany balances and transactions.

In determining the fair value of the assets to be acquired, TPIC determines fair value, as defined under ASC 820, Fair Value Measurement, as the price that TPIC would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment or liability. ASC 820 emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing an asset or liability based on market data obtained from sources independent of TPIC. Unobservable inputs reflect the assumptions market participants would use in pricing an asset or liability based on the best information available to TPIC on the reporting period date.

ASC 820 classifies the inputs used to measure these fair values into the following hierarchies:

Level 1:	Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities.
Level 2:	Inputs that are quoted prices for similar assets or liabilities in active markets.
Level 3:	Inputs that are unobservable for an asset or liability.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement. Generally, most of TPIC’s investments are classified as Level 3.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the price used in an actual transaction may be different than TPIC’s valuation and those differences may be material. A review of fair value hierarchy classifications is conducted on a quarterly basis. The inputs into the determination of fair value may require significant management judgment or estimation.

TPIC determines the net asset value of its investment portfolio each quarter. Securities that are publicly-traded are valued at the reported closing price on the valuation date. Securities that are not publicly-traded are valued at fair value as determined in good faith by TPIC’s board of directors. In connection with that determination, the TPIC Investment Adviser provides TPIC’s board of directors with portfolio company valuations which are based on relevant inputs which may include indicative dealer quotes, values of like securities, recent portfolio company financial statements and forecasts, and also may include valuations prepared by third-party valuation services. TPIC employs the valuation policy approved by its board of directors that is consistent with ASC 820. Although TPIC and PWAY’s valuation processes and procedures may differ, no material changes are expected to the valuations of the combined surviving company’s portfolio companies subsequent to the Merger.

The following table presents fair value measurements of investments for the pro forma combined surviving company as of September 30, 2018:

		Fair Value Measurements Using
	Total	Level 1	Level 2	Level 3
Senior Secured Loans—First Lien	$7,985,641	—	—	$7,985,641
Senior Secured Loans—Second Lien	$5,017,421	—	—	$5,017,421
Senior Unsecured Bonds(1)	$6,952,726	—	$6,952,726	—
Senior Secured Bonds(1)	$518,676	—	$518,676	—
Subordinated Convertible Debt	$-	—	—	—
CLO - subordinated notes	$3,004,133	—	—	$3,004,133
Equity/Other	$501,742	—	—	$501,742

(1)	These assets will be sold as part of the Merger. The total costs associated with repositioning the portfolio are estimated to be $12,875, which assumes broker costs of 0.25% of fair value. We are estimating capital gains of $125,340 as part of the disposition of these investments.

The unaudited pro forma condensed consolidated financial information includes preliminary estimated purchase price allocation adjustments to record the assets and liabilities of PWAY at their respective relative fair values and represents TPIC’s management’s estimates based on available information. The pro forma adjustments included herein may be revised as additional information becomes available and as additional analyses are performed. The final allocation of the purchase price will be determined after the Merger is completed and after completion of a final analysis to determine the relative fair values of PWAY’s and TPIC’s assets and liabilities. Accordingly, the final accounting adjustments and transaction costs may be materially different from the pro forma adjustments presented herein. Increases or decreases in the estimated fair values of the net assets, commitments, and other items of PWAY as compared to the information shown herein may change the amount of the purchase price allocated to the net assets acquired in accordance with ASC 805-50—Business Combinations—Related Issues.

As the combined surviving company, FLEX will continue to elect to be taxed, and intends to qualify annually to maintain its election to be taxed, as a RIC under Subchapter M of the Code. See “Certain Material U.S. Federal Income Tax Consequences of the Merger” for more information.

The unaudited pro forma condensed consolidated financial information presented herein is for illustrative purposes only and does not necessarily indicate the results of operations or the combined financial position that would have resulted had the Merger been completed at the beginning of the applicable period presented, nor the impact of expense efficiencies, asset dispositions, share repurchases and other factors. The unaudited pro forma condensed consolidated financial information is not indicative of the results of operations in future periods or the future financial position of the combined surviving company. Please refer to the audited financial statements of TPIC and PWAY for further details on the operations of each company.

2. PRO FORMA ADJUSTMENTS

Prior to the Merger, both TPIC and PWAY will each incur costs in connection with the Merger. TPIC is estimating approximately $625,000 in merger costs consisting of $250,000 in legal, $250,000 in advisory and $125,000 in other transaction costs. PWAY is estimating approximately $625,000 in merger costs consisting of $550,000 in legal and $75,000 in other transaction costs.

As part of the Merger Agreement, the TPIC ESA will be terminated as of the consummation of the Merger. Upon termination of the TPIC ESA, the TPIC Investment Adviser has agreed to waive any amount that may be owed to it under the TPIC ESA.

With the approval of the Merger Agreement, the offering for PWAY will end and all offering and organizational costs due to the PWAY Investment Adviser will no longer be reimbursable. As such, that liability will be reversed on PWAY’s balance sheet prior to completion of the Merger.

The pro forma income statement was adjusted for the change in base management fees. Currently both PWAY and TPIC’s base management fee is 2.0% of assets per year. FLEX’s base management fee will be 1.75% of assets per year. Additionally, FLEX will have a subordinated incentive fee on income, which will be payable quarterly in arrears based on the “pre-incentive fee net investment income” for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees and fees for providing significant managerial assistance or other fees that FLEX receives from portfolio companies) accrued by FLEX during the calendar quarter, minus FLEX’s operating expenses for the quarter (including the base management fee, expenses payable under the New Administration Agreement, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the organization and offering expenses and the incentive fee payable to the New Investment Adviser). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that FLEX has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of FLEX’s net assets at the end of the immediately preceding calendar quarter, will be compared to a preferred return of 1.5% per quarter. FLEX will pay the New Investment Adviser a subordinated incentive fee on income with respect to FLEX’s pre-incentive fee net investment income in each calendar quarter as follows: (1) no subordinated incentive fee on income in any calendar quarter in which FLEX’s pre-incentive fee net investment income does not exceed the preferred return; (2) 100% of FLEX’s pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the preferred return but is less than 1.875% in any calendar quarter; and (3) 20% of the amount of FLEX’s pre-incentive fee net investment income, if any, that exceeds 1.875% in any calendar quarter. These calculations will be appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter. The unaudited pro forma condensed consolidated financial information does not contain this subordinated incentive fee on income as the preferred return would not be met for the period.

3. PORTFOLIO REALIGNMENT

The portfolios of TPIC and PWAY both currently consist primarily of debt investments. Following completion of the Merger, at least 70% of FLEX’s investments are expected to consist primarily of these same investment types. PWAY expects to reposition its portfolio by selling approximately $5.2 million in fair market value of its portfolio investments (approximately 69% of PWAY’s net assets as of September 30, 2018) that are not “qualifying assets” under the 1940 Act for cash prior to consummation of the Merger and (i) re-investing approximately $1.5 million (approximately 28%) of those proceeds in assets that are “qualifying assets” under the 1940 Act and (ii) re-investing approximately $3.7 million (approximately 72%) of those proceeds in CLOs, which will result in a 30% CLO portfolio allocation for combined company after the investments are made.

Approximately 85% of the amounts excepted to be sold are forced sales as these investments are not “qualifying assets” under the 1940 Act because they are investments in U.S. companies with market capitalization greater than $250 million. Approximately 15% of the amounts expected to be sold are planned sales made at the discretion of the PWAY Investment Adviser. Following completing of the Merger, FLEX will have at least 70% of its assets invested in “qualifying assets,” which include investments in private, U.S. companies or U.S. companies with market capitalization of less than $250 million. PWAY does not expect there to be any repositioning sales after completion of the Merger. The pro forma financials to do reflect the repositioning as it is assumed that all cash received for the sale of PWAY’s non-qualifying assets will be immediately used to purchase qualifying assets.

4. PRELIMINARY ASSET ACQUISITION ACCOUNTING ALLOCATIONS

The unaudited pro forma condensed consolidated financial information for the Merger includes the unaudited pro forma condensed consolidated statement of assets and liabilities as of September 30, 2018, assuming the Merger was completed on October 1, 2017. The unaudited pro forma condensed consolidated statement of operations for the twelve months ended September 30, 2018 were prepared assuming the Merger was completed on October 1, 2017.

The unaudited pro forma condensed consolidated financial information reflects the issuance of approximately 830,200 shares of FLEX’s common stock in connection with the Merger.

The Merger will be accounted for using the asset acquisition method of accounting; accordingly, TPIC’s cost to acquire PWAY will be determined at closing of the Merger. Accordingly, the pro forma purchase price has been allocated to the as-adjusted relative fair value of assets acquired and the liabilities assumed based on TPIC’s currently estimated relative fair values as summarized in the following table:

As-adjusted September 30, 2018
Common stock issued by FLEX	$9,207,084
Assets acquired:
Investments (1)	$10,475,535
Cash and cash equivalents	322,730
Other assets	295,110
Total assets acquired	11,093,375
Other liabilities assumed	1,886,291
Net assets acquired	9,207,084
Excess of fair value over purchase price	-
Total Purchase Price	$9,207,084

(1) Determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process. See “Investment Objective and Strategy of PWAY” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of TPIC.”

5. SUBSEQUENT EVENTS

For the period beginning October 1, 2018 and ending, February 12, 2019, TPIC sold 22,620.89 shares of TPIC Common Stock for total gross proceeds of $287,200, and issued amounts pursuant to its distribution reinvestment plan in the amount of $119,923.

CAPITALIZATION

The following table sets forth (1) TPIC’s and PWAY’s actual capitalization at September 30, 2018 and (2) TPIC’s, as the combined surviving company, capitalization as-adjusted to reflect the effects of the Merger. You should read this table together with TPIC’s and PWAY’s condensed consolidated statements of assets and liabilities and the pro forma financial information included elsewhere in this joint proxy statement and prospectus.

	As of September 30, 2018
	Actual TPIC	Actual PWAY	Merger-related Adjustments		As-Adjusted for the Merger
Cash and cash equivalents	$4,921,673	$524,852	$(667,497	)(3)	$4,779,028
Total assets	18,668,644	11,329,551	(701,551	)(4)	29,296,644
Credit Facility	$-	$1,200,000	$-		$1,200,000

TPIC Common stock, $0.001 par value per share, 75,000,000 shares authorized, 1,573,804.22 shares issued and outstanding; PWAY Class A, $0.01 par value per share, 70,000,000 shares authorized, 597,629 outstanding; PWAY Class I $0.01 par value per share, 40,000,000 shares authorized, 32,724 outstanding; PWAY Class C $0.01 par value per share, 40,000,000 shares authorized, 0 outstanding; PWAY Class L $0.01 par value per share, 50,000,000 shares authorized, 0 outstanding	1,571	6,304	(5,471	)(5)	2,404
Paid-in capital in excess of par value	20,899,977	8,273,388	1,279,153	(2)	30,452,518
Accumulated net investment loss	(1,413,853)	(511,543)	-		(1,925,396)
Accumulated net realized gain/(loss) on investments	37,415	193,492	-		230,907
Net unrealized appreciation/(depreciation) on investments	(1,600,956)	(493,614)	-		(2,094,570)

Total net assets	$17,924,154	$7,468,027	$1,273,682		$26,665,863
Total capitalization(1)	$17,924,154	$8,668,027	$1,273,682		$27,865,863

(1)	Total capitalization equals the sum of net assets and the credit facility.

(2)	Includes the reversal of $1,975,233 of offering and organizational costs that were charged through capital.

(3)	The reduction in cash reflects approximately $667,497 in costs for the Merger that have yet to be expensed.

(4)	The reduction in assets reflects approximately $667,497 in costs for the Merger for both PWAY and TPIC that have yet to be expensed and approximately $34,000 of unamortized offering and organizational costs for PWAY.

(5)	This adjustment reflects the adjustment to par value of shares outstanding for FLEX. PWAY’s par value is $0.01 per share whereas TPIC’s is $0.001; therefore, an adjustment needs to be made for the conversion of PWAY’s shares into FLEX.

THE MERGER

The discussion in this joint proxy statement and prospectus, which includes the material terms of the Merger and the principal terms of the Merger Agreement, is subject to, and is qualified in its entirety by reference to, the Merger Agreement, a copy of which is attached as Annex A to this joint proxy statement and prospectus and is incorporated by reference in this joint proxy statement and prospectus.

 General Description of the Merger

Pursuant to the Merger Agreement, at the effective time, PWAY will merge with and into TPIC, as part of a single integrated transaction, with TPIC, as the combined surviving company, being renamed as TP Flexible Income Fund, Inc., and the separate corporate existence of PWAY will cease. Upon completion of the Merger, PWAY stockholders will hold shares of the combined surviving company and be investors in a BDC.

If the Merger is completed, the holders of PWAY Class A Shares will have a right to receive a number of shares of TPIC Common Stock equal to the result of (A) the PWAY Class A per-share NAV divided by (B) the TPIC per-share NAV, in each case determined in accordance with the Merger Agreement, and the holders of PWAY Class I Shares will have a right to receive a number of shares of TPIC Common Stock equal to the result of (A) the PWAY Class I per-share NAV divided by (B) the TPIC per-share NAV, in each case determined in accordance with the Merger Agreement. Until the Merger is completed, the value of the shares of TPIC Common Stock to be issued in the Merger and the number of shares of TPIC Common Stock to be issued to PWAY stockholders may fluctuate or change.

Based on the number of shares of TPIC (as renamed as FLEX) Common Stock issued and outstanding at the closing of the Merger, it is expected TPIC stockholders will own approximately 65.5% of the outstanding FLEX common stock and PWAY stockholders will own approximately 34.5% of the outstanding FLEX common stock.

In addition, TPIC Investment Adviser and the TPIC Investment Sub-Adviser, will cease to serve as the investment adviser and investment sub-adviser, respectively, to TPIC, and the New Investment Adviser will serve as the investment adviser to the combined surviving company following completion of the Merger. As such, the New Investment Adviser, a Delaware limited liability company registered with the SEC as an investment adviser, will oversee the management of FLEX’s activities and will be responsible for making investment decisions for FLEX’s investment portfolio through its investment committee, subject to the supervision of FLEX’s board of directors. The New Investment Adviser is an affiliate of PWAY and the investment professionals of the PWAY Investment Adviser will have investment discretion at the New Investment Adviser. The TPIC Investment Adviser, including Mr. Faggen, will not serve on the investment committee of the New Investment Adviser and will not have any influence over the investment decisions made by the New Investment Adviser.

The TPIC Administrator will cease serving as the administrator to TPIC, and Prospect Administration will serve as the administrator and the TPIC Administrator will serve as the sub-administrator to the combined company following completion of the Merger.

At least 70% of the combined surviving company’s investments are expected to consist primarily of syndicated senior secured first lien loans, syndicated senior secured second lien loans, and to a lesser extent, subordinated debt, and up to 30% of its investments are expected to consist of other securities, including private equity (both common and preferred), dividend-paying equity, royalties, and the equity and junior debt tranches of CLOs following completion of the Merger. The senior secured loans underlying FLEX’s CLO investments are expected typically to be BB or B rated (non-investment grade, which are often referred to as “high yield” or “junk”) and in limited circumstances, unrated, senior secured loans.

In connection with the Merger and FLEX’s compliance with such “qualifying asset” requirement under the 1940 Act, PWAY expects to reposition its investment portfolio prior to consummation of the Merger by selling approximately $5.2 million in fair market value of its portfolio investments (approximately 69% of PWAY’s net assets as of September 30, 2018) that are not “qualifying assets” for cash and (i) re-investing approximately $1.5 million (approximately 28%) of those proceeds in assets that are “qualifying assets” under the 1940 Act and (ii) re-

investing approximately $3.7 million (approximately 72%) of those proceeds in CLOs, which will result in a 30% CLO portfolio allocation for combined company after the investments are made.

The structure of the Merger was selected in order to optimize the U.S. federal income tax treatment of the Merger. The proposed Merger is expected to be treated as a tax-free “reorganization” under Section 368(a) of the Code. If the Merger qualifies as such, PWAY’s stockholders will not recognize gain or loss to the extent that they receive TPIC Common Stock in exchange for their shares of PWAY Common Stock.

Background of the Merger

PWAY’s board of directors and executive management regularly review and assess PWAY’s business strategies and objectives, including strategic opportunities and challenges and ability to raise capital. These reviews and assessments included an evaluation of PWAY’s portfolio of investments, including the size and amount of PWAY’s portfolio of investments, as well as PWAY’s costs and expenses, industry trends, general market conditions and developments in mergers and acquisitions.

Since PWAY’s conversion to an interval fund operating pursuant to Rule 23c-3 under the 1940 Act, PWAY has not had the success in raising assets that management had expected.

On March 13, 2018, Provasi Capital Partners LP (“Provasi”) resigned as PWAY’s dealer manager, effective as of May 13, 2018.

Starting in the first quarter of 2018, PWAY began exploring strategic alternatives, including (i) identifying a dealer manager to replace Provasi, (ii) a potential merger with another fund or (iii) liquidation of PWAY.

On May 11, 2018, the PWAY Investment Adviser agreed to permanently waive its right to any reimbursement (the “Waiver”) to which it may be entitled pursuant to the Expense Support and Conditional Reimbursement Agreement, dated as of September 2, 2014, between PWAY and the PWAY Investment Adviser, as amended and restated on December 17, 2014, February 24, 2015 and March 30, 2016, or the Expense Limitation Agreement, dated as of October 31, 2017, between PWAY and the PWAY Investment Adviser, in the event PWAY (i) consummates a transaction (a “Transaction”) in which PWAY (x) merges with and into another company, or (y) sells all or substantially all of its assets to one or more third parties, or (ii) liquidates its assets and dissolves in accordance with PWAY’s charter and bylaws (together with a Transaction, an “Exit Event”). Under its terms, the Waiver is effective as of the date on which PWAY’s board of directors approves an Exit Event, which would include the Merger.

After reviewing available strategic alternatives, including (i) identifying a dealer manager to replace Provasi as PWAY’s dealer manager, (ii) a potential merger with another fund and (iii) liquidating PWAY, the PWAY Investment Adviser recommended that discussions with TPIC regarding a potential merger move forward. The PWAY Investment Adviser believed that pursuing a merger with TPIC was the best available alternative and in the best interests of PWAY and its stockholders as the most likely alternative to a merger with TPIC was liquidating PWAY, which the PWAY Investment Adviser believed was more risky to PWAY and its stockholders. If liquidation was pursued, the PWAY Investment Adviser noted that PWAY would have to sell its portfolio investments in a forced manner that might not result in the most attractive prices. The portfolio investments that would be sold in a forced manner in a liquidation would include a substantial amount of Level 3 assets, which would likely be harmed by a quick sale and subject to pricing discounts as they are less liquid than other assets. The PWAY Investment Adviser further noted that in connection with a merger with TPIC, PWAY could merge its portfolio investments that are Level 3 assets into TPIC’s investment portfolio, thereby avoiding a forced sale of such assets.

In its definitive transaction proposal, TPIC proposed to acquire all outstanding shares of PWAY Common Stock for TPIC Common Stock, based on the current NAV per share of PWAY Common Stock and TPIC Common Stock. The proposal also indicated that TPIC had received preliminary internal approvals for the transaction and, although the completion of the transaction was subject to further diligence, wished to negotiate and sign a merger agreement promptly.

Members of PWAY’s management and the PWAY Investment Adviser, along with TPIC and members of its management, the TPIC Investment Adviser, and their legal counsel then commenced drafting this joint proxy statement and prospectus, and PWAY and its legal counsel commenced drafting and negotiating the Merger Agreement with TPIC and its legal counsel.

On August 7, 2018, the form of joint proxy statement and prospectus, the Merger and form of Merger Agreement were presented to, discussed by and approved by the PWAY board of directors, including its independent directors. PWAY’s management noted to the PWAY board of directors that, subject to receipt of requisite board approval, PWAY was in a position to execute the Merger Agreement with TPIC, announce the transaction and submit the PWAY Merger Proposal to the PWAY stockholders. At this meeting, members of PWAY’s management and the PWAY Investment Adviser reviewed with the PWAY board of directors the terms and conditions of the Merger Agreement and the PWAY board of director’s statutory duties when considering the proposed transaction. The PWAY board of directors considered various reasons to approve the Merger Agreement, including certain countervailing factors. For a more detailed discussion of the material factors considered by the PWAY board of directors, see “—Reasons for the Merger” below. In light of such material factors considered and its discussions with PWAY management and the PWAY Investment Adviser, the PWAY board of directors unanimously:

●	determined the Merger Agreement and the transactions contemplated thereby, including the Merger, to be advisable and in the best interests of PWAY;

●	approved and adopted the Merger Agreement and the transactions contemplated thereby, including the Merger; and

●	resolved to recommend that PWAY stockholders adopt the Merger Agreement and approve the Merger.

On August 10, 2018, following the foregoing events, the Initial Merger Agreement was executed by PWAY and TPIC, and on August 14, 2018, the parties issued a joint press release publicly announcing entry into the Initial Merger Agreement. On February 12, 2019, the parties agreed to certain changes to the Merger and the Initial Merger Agreement and executed the Amended and Restated Agreement and Plan of Merger dated as of February 12, 2019.

As a result of approval of the Merger and the Initial Merger Agreement by PWAY’s board of directors, the Waiver became effective.

 Reasons for the Merger

TPIC

TPIC’s board of directors met to formally discuss and consider matters relating to the proposed Merger and Merger Agreement. During the course of these meetings, and in informal discussions with TPIC management, TPIC’s board of directors requested, received and discussed information from representatives of management, the TPIC Investment Adviser, as well as TPIC’s financial, legal and other advisors, regarding the strategic rationale for the proposed Merger, the potential benefits and drawbacks of the proposed Merger and Merger Agreement, the potential benefits and costs of the proposed Merger and the duties of TPIC’s board of directors in connection with the proposed Merger. TPIC’s board of directors approved the proposed Merger and Initial Merger Agreement at a meeting on August 3, 2018 and approved the Amended and Restated Agreement and Plan of Merger on February 12, 2019.

In reaching its determination that the Merger is in TPIC’s best interests, the TPIC board of directors considered a number of factors presented at that meeting or at a prior meeting and upon review of the amended merger agreement, including the following:

●	Improved Scale. The Merger is anticipated to enhance TPIC’s ability (as FLEX) to provide capital to financial sponsors and borrowers, which may expand FLEX’s reputation in the marketplace. With the ability to make more investments, FLEX expects to add more value to financial sponsors and borrowers and to negotiate better terms for its portfolio investments. The New Investment Adviser may seek to have FLEX and one or more other investment accounts managed by the New

Investment Adviser or any of its affiliates participate in an investment opportunity. The New Investment Adviser has received an exemptive order from the SEC granting TPIC, as FLEX, the ability to negotiate terms other than price and quantity of co-investment transactions with other funds managed by the New Investment Adviser or certain affiliates, including Prospect Capital Corporation and Priority Income Fund, Inc., subject to the conditions included therein.

●	More Varied Portfolio. The Merger should provide FLEX with a larger asset base, which may provide the New Investment Adviser with greater variation of investment options for FLEX, including the potential for more varied portfolio investments, economies of scale and flexibility to manage FLEX’s leverage while maintaining an appropriate risk profile for FLEX’s stockholders.

●	Increased Market Capitalization and Additional Market Coverage. The Merger is expected to significantly increase TPIC’s (as FLEX) market capitalization. In addition, a larger asset base and access to more financial sponsors could result in additional market coverage of FLEX and, potentially, an increased focus by current and potential investors on FLEX.

●	No Material Change in Expense Ratio. TPIC’s board of directors considered the fees and total annual expense ratios of TPIC, including the estimated fees and expenses of the combined surviving company after the Merger. As a result of the Merger, FLEX’s fixed costs (e.g., printing and mailing of periodic reports and proxy statements, legal expenses, audit fees and other expenses) are anticipated to be substantially similar (as a percentage of average net assets attributable to FLEX’s common stock) to the total annual operating expenses currently being borne by TPIC stockholders.

●	Dilution to TPIC Stockholders. Although there will be no dilution to per share NAV as TPIC is not authorized to issue TPIC Common Stock at less than NAV, the proposed transaction is anticipated to result in some dilution to the earnings per share of FLEX’s common stock in the shorter-term, due to the period expected to be required to redeploy PWAY’s cash and cash equivalents acquired in connection with the Merger. The TPIC board of directors considered information provided by management as to current expectations for when the PWAY assets acquired in the Merger would be fully invested and the ability of FLEX to start returning to FLEX stockholders net investment income in excess of the dilution resulting from the Merger. The point at which FLEX stockholders will begin to receive income in excess of the dilution depends on a series of factors (the outcome of which is not yet knowable), including the rate of deployment of capital, market conditions, investment performance and leverage. The special repurchase offer that will be conducted after the Merger is completed could, depending on the number of stockholders who participate, cause FLEX to liquidate some of its holdings and otherwise deploy capital to repurchase shares, rather than to pay distributions. This could further delay the point at which FLEX stockholders begin to receive income in excess of dilution.

●	Increased Use of Leverage. In reaching its recommendation to stockholders to approve the proposal to increase the limitations on leverage, TPIC’s board of directors considered a possible source of conflict of interest due to the management and incentive fees that TPIC pays to its existing investment adviser and that FLEX will pay to the New Investment Adviser. TPIC’s board of directors, including its independent directors, concluded that the benefits to TPIC’s (and FLEX’s) stockholders from enabling TPIC to incur additional leverage outweighs any detriment from potential increased management fees. TPIC’s board of directors also considered the effect of the following factors:

●	the costs and benefits of giving TPIC the ability to incur additional leverage;

●	the cost of leverage versus other sources of capital; and

●	any impact on operating expenses associated with an increase in leverage.

TPIC’s board of directors believes that having such flexibility to incur additional leverage prior to April 18, 2019 would also be in the best interests of TPIC as TPIC (as FLEX) could:

●	grow FLEX’s assets and investment portfolio, including by investing in more senior securities (at lower rates) and still achieve the same rate of return; and

●	increase FLEX’s net investment income with a larger investment portfolio.

●	Expected Costs of the Proposed Merger. The TPIC board of directors considered the costs to be borne by TPIC, regardless of whether the Merger is consummated, including its legal and accounting fees. The TPIC board of directors considered the costs to be borne by TPIC in light of the potential benefits of the Merger and noted that the TPIC Investment Adviser anticipated that the projected costs of the consummated Merger may be recovered over time.

●	ESA Reimbursement Amount. In connection with the Merger, the TPIC Investment Adviser has agreed to waive any amounts owed to it under the TPIC ESA and therefore no reimbursements will be paid by TPIC to the TPIC Investment Adviser pursuant to the TPIC ESA. As of September 30, 2018, $2,628,382 remains outstanding that potentially could be subject to repayment by TPIC. Accordingly, the Merger is expected to eliminate the obligations that TPIC would otherwise be required to pay to the TPIC Investment Adviser if the Merger were not completed.

●	Distributions to TPIC Stockholders. The Merger is not expected to reduce TPIC’s earnings such that FLEX would not be able to maintain current distribution rates to its stockholders. As a result of additional investment opportunities and flexibility due to the increase in assets from the acquisition of PWAY, FLEX is expected to be able to continue to pay monthly distributions to its stockholders and, after the “ramp up” period to invest the cash received in the Merger, increase the distributions that are currently paid to TPIC stockholders. It is possible that a portion of these distributions will represent a return of capital. A return of capital generally is a return of stockholders’ investment rather than a return of earnings or gains derived from FLEX’s investment activities and will be made after deducting the fees and expenses payable in connection with FLEX’s continuous public offering, including any fees payable to the New Investment Adviser.

●	Compliance with Regulatory Obligations. The Merger should not affect the ability of FLEX to comply with its regulatory obligations, including its ability to maintain appropriate leverage and continue to operate in compliance with the asset coverage requirements set forth in the 1940 Act and to pay dividends required of RICs.

●	Tax Considerations. The TPIC board of directors also discussed the potential tax implications of the Merger for TPIC and its stockholders, noting that the Merger is not expected to be taxable for TPIC or its stockholders.

The TPIC board of directors noted that the investment committee of the New Investment Adviser has significantly more experience in making the types of debt investments that FLEX intends to make compared to that of the personnel of the TPIC Investment Adviser. The TPIC board of directors also considered the alternatives to engaging in a merger at this time, including continuing to operate in the manner in which TPIC has historically operated. The TPIC board of directors also considered the benefit to TPIC and its stockholders related to the TPIC Investment Adviser’s agreement to cap the expenses owed to it under the existing expense reimbursement agreement. The TPIC board of directors also considered the proposed replacement of all of its directors, except for Craig J. Faggen, including with one interested director and three independent directors from the PWAY board of directors.

This discussion of the information and factors that TPIC’s board of directors considered in making its decision is not intended to be exhaustive, but includes the material factors considered by TPIC’s board of directors. Because of the wide variety of factors considered in connection with its evaluation of the Merger and Merger Agreement and the complexity of those matters, TPIC’s board of directors did not find it useful to, and did not attempt to, quantify, rank or otherwise assign relative weights to these factors. In addition, the individual members of TPIC’s board of directors may have given different weights to different factors.

TPIC’s board of directors, including its independent directors, considered all of these factors and others as a whole and, on balance, determined the Merger to be in the best interests of TPIC and approved the Merger and the Merger Agreement.

PWAY

The PWAY board of directors reviewed and considered the terms of the Merger and the Merger Agreement and unanimously determined that the Merger, as contemplated by the Merger Agreement, is in the best interests of PWAY. Accordingly, the board unanimously recommends that PWAY stockholders vote “FOR” the adoption of the Merger Agreement and approval of the Merger.

In the course of making the unanimous decision to approve and recommend the Merger Agreement and the Merger, the PWAY board of directors consulted with PWAY’s management team, and considered a number of factors that it believed supported its decision. The following discussion of the information and factors considered by the PWAY board of directors is not intended to be exhaustive and may not include all of the factors considered by the PWAY board. In view of the wide variety of factors considered by the PWAY board of directors in connection with its evaluation of the Merger, the PWAY board of directors did not consider it practical to, nor did it attempt to, quantify, rank or otherwise assign relative weights to the specific factors that it considered in reaching its decision. In considering the factors described below, individual members of the PWAY board of directors may have given different weight to different factors. The PWAY board of directors considered this information as a whole and considered overall the information and factors to be favorable to, and in support of, its determinations and recommendations.

Certain material factors considered by PWAY’s board of directors, including its independent directors, included:

●	Review of Strategic Alternatives. The PWAY board of directors engaged in a review of the strategic alternatives available to PWAY, including, among other things, a stock or cash merger, a purchase and sale of PWAY’s portfolio, and a liquidation of the business. Based on this lengthy and thorough process, PWAY’s board of directors believes it has explored all alternatives reasonably available to PWAY.

●	Value. The PWAY board of directors considered the current and historical NAV per share of PWAY Common Stock, including the NAV per share of other closed-end investment companies and BDCs, and the fact that the merger consideration will be no less than the NAV per share of PWAY Common Stock. As a result, the economic interests of PWAY’ stockholders will not be diluted due to the Merger, which was considered by PWAY’s board of directors.

●	Strategic and Business Considerations. Because the PWAY stockholders will be stockholders in the combined surviving company following completion of the Merger, PWAY stockholders stand to participate in the future growth and prospects of the combined businesses of PWAY and TPIC. The expertise that the members of the New Investment Adviser will bring to the combined company is expected to help to create earnings stability and create growth opportunities.

●	TPIC’s Portfolio and PWAY’s Portfolio. The PWAY board of directors considered the performance, diversity, risk profile, size and composition of TPIC’s portfolio, as well the compatibility of TPIC’s portfolio with PWAY’s portfolio. As of September 30, 2018, approximately 96% of TPIC’s portfolio consisted of senior secured loans, consistent with FLEX’s investment objective and strategy. PWAY expects to reposition its portfolio by selling approximately $5.2 million in fair market value of its portfolio investments (approximately 69% of PWAY’s net assets as of September 30, 2018) that are not “qualifying assets” under the 1940 Act for cash prior to consummation of the Merger and (i) re-investing approximately $1.5 million (approximately 28%) of those proceeds in assets that are “qualifying assets” under the 1940 Act and (ii) re-investing approximately $3.7 million (approximately 72%) of those proceeds in CLOs, which will result in a 30% CLO portfolio allocation for combined company after the investments are made. The costs associated with the liquidation and reinvestment of PWAY’s portfolio investments were also considered by PWAY’s board of directors.

●	Investment Objectives and Strategy of Combined Company. The combined company’s investment objective is to generate current income and, as a secondary objective, capital appreciation by targeting investment opportunities with favorable risk-adjusted returns. It intends to meet its investment objective by primarily investing in syndicated senior secured first lien loans, syndicated senior secured second lien loans, and to a lesser extent, subordinated debt of private middle market U.S. companies (defined as companies with annual revenue between $50 million and $2.5 billion) in a broad range of industries. In addition, the combined company expects to invest up to 30% of its portfolio of investments in other securities, including private equity (both common and preferred), dividend-paying equity, royalties, and the equity and junior debt tranches of CLOs. As stockholders in the combined company after the Merger, PWAY stockholders are expected to benefit from the combined company’s investment objectives and strategy. The investment objectives and strategy of the combined company along with any changes from PWAY’s investment objectives, restrictions and policies were considered by PWAY’s board of directors.

●	Favorable Capital Structure. As a BDC, TPIC is subject to the asset coverage requirements imposed by the 1940 Act and cannot incur indebtedness or issue senior securities in excess of 200% of its total assets; however, in connection with the required approvals for the Merger, this amount will be decreased to 150%. TPIC has remained in compliance with the 200% requirement since inception. Thus, in a potential liquidation event after the merger, the holdings of PWAY stockholders in TPIC will be subordinated to only a limited number of senior claims (if any).

●	Increased Market Capitalization. The Merger is expected to significantly increase the combined surviving company’s market capitalization. In addition, a larger asset base and access to more financial sponsors could result in additional market coverage of the combined surviving company and, potentially, an increased focus by current and potential investors on the combined surviving company. In connection with the expectation of increased market capitalization, the PWAY board of directors considered the potential decrease in asset levels that may result from fulfilling the repurchase offers made to TPIC stockholders that are required by the vote to increase leverage.

●	Economies of Scale. The PWAY board of directors considered the fees and total annual expense ratios of PWAY and TPIC, including the estimated fees and expenses of the combined surviving company after the Merger. As a result of the Merger, fixed costs (e.g., printing and mailing of periodic reports and proxy statements, legal expenses, audit fees and other expenses) are anticipated to be spread across a larger asset base. As a result, the total annual operating expenses borne by stockholders is expected to be reduced.

●	Investment Management Structure. After the Merger, PWAY would be subject to the stockholder investment management structure of TPIC and the New Investment Adviser and would be subject to a management fee of 1.75% of average total assets and an incentive fee that approximates 20% above a hurdle return of 6.0% and catch-up of 7.5%.

●	Experience and Expertise of the New Investment Adviser. The New Investment Adviser’s management team has a significant amount of experience in the credit business, including originating, underwriting, principal investing and loan structuring, and has access to over 106 professionals, including over 51 investment, origination and credit management professionals, and over 55 operations, marketing and distribution professionals, each with extensive experience in their respective disciplines.

●	Experience of TPIC’s Dealer Manager. The PWAY board of directors considered TPIC’s dealer manager’s capabilities, track record and experience, including with respect to BDCs and closed-end funds.

●	Compatible Stockholder Base. The PWAY board of directors considered TPIC’s existing stockholder base and that is complementary to PWAY’s existing stockholder base.

●	Compliance with Regulatory Obligations. The Merger should not affect the ability of the combined surviving company to comply with its regulatory obligations, including its ability to maintain appropriate leverage and continue to operate in compliance with the asset coverage requirements set forth in the 1940 Act and to pay dividends required of RICs.

●	Tax Treatment of the Proposed Merger. The proposed Merger is expected to be treated as a tax-free “reorganization” under Section 368(a) of the Code. If the Merger qualifies as such, PWAY’s stockholders will not recognize gain or loss to the extent that they receive TPIC Common Stock in exchange for their shares of PWAY Common Stock. For more information, see Section “Certain Material U.S. Federal Income Tax Consequences of the Merger.”

●	Fees and Expenses. The fees and expenses associated with the Merger that will be borne by PWAY were considered by PWAY’s board of directors.

●	Composition of the Combined Company’s Board. The independent board members of PWAY will serve as the independent board members of the combined company. M. Grier Eliasek, PWAY’s current Chief Executive Officer, President and Chairman of its board of directors, will serve in the same capacities at the combined company.

PWAY’s board of directors also considered the following material factors relating to the proposed Merger:

●	the review and analysis of each of PWAY’s and TPIC’s business, financial condition, earnings, risks and prospects, and that expected of the combined company;

●	the historical NAV per share of the common stock of PWAY and TPIC;

●	the values and prospects of the portfolio company investments held by PWAY and TPIC;

●	the comparison of historical financial measures for PWAY and TPIC, including earnings, return on capital and cash flow, and comparison of historical operational measures; and

●	the current industry, economic and market conditions and how such conditions are expected to impact PWAY’s and TPIC’s ability to conduct their operations.

Following the Merger, PWAY will cease to exist as a separate entity, will deregister all unsold common stock under its registration statement and will deregister as a registered closed-end investment company under the 1940 Act.

PWAY’s board of directors concluded that, overall, the positive factors of the transaction to PWAY and its stockholders substantially outweigh the risks related to the proposed Merger, and, therefore, unanimously approved the Merger Agreement and the Merger.

The PWAY board of directors realized that there can no assurances about future results, including results considered or expected as described in the factors listed above, such as assumptions regarding the potential benefits of the Merger. It should be noted that this explanation of the PWAY board’s reasoning and all other information presented in this section are forward-looking in nature and, therefore, should be read in light of the factors discussed under the heading “Special Note Regarding Forward-Looking Statements” beginning on page 72.

Recommendation of the Board of Directors of TPIC

TPIC’s board of directors, including its independent directors, determined that the Merger Agreement, the Merger and the issuance of the TPIC Common Stock pursuant to the Merger, are all advisable, fair to and in the best interest of TPIC, and approved and adopted entry into the Merger Agreement, consummation of the Merger and the issuance of the TPIC Common Stock. TPIC’s board of directors recommends that TPIC stockholders vote “FOR” approval of the Merger and the Merger Agreement, “FOR” approval of the New Investment Advisory Agreement between TPIC and the New Investment Adviser, “FOR” approval of the director nominees described and discussed herein, “FOR” approval of the acceleration of the application of a minimum asset coverage ratio of 150% to TPIC, which would permit TPIC to double the maximum amount of leverage that it is permitted to incur, and “FOR” approval of the proposal to adjourn the TPIC annual meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the TPIC annual meeting to approve the foregoing proposals.

Recommendation of the Board of Directors of PWAY

PWAY’s board of directors, including its independent directors, believes that the Merger Agreement and the Merger are advisable, fair, and in the best interests of PWAY and unanimously recommends that PWAY’s stockholders vote “FOR” the adoption of the Merger Agreement and approval of the Merger and “FOR” the approval of the proposal to adjourn the PWAY special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the PWAY special Meeting to approve the foregoing proposal.

Interests of Certain Persons Related to TPIC in the Merger

In considering the recommendations of the TPIC board of directors with respect to the Merger, TPIC stockholders should be aware that certain persons related to TPIC have certain interests, including financial interests, in the transactions that may be different from, or in addition to, the interests of TPIC stockholders generally. For example, the TPIC Investment Adviser is an affiliate of Craig Faggen, TPIC’s current Chairman, Chief Executive Officer and President. The New Investment Adviser is a newly-formed limited liability company jointly owned by the TPIC Investment Adviser and Prospect Capital Management, and is an affiliate of the PWAY Investment Adviser. Following the consummation of the Merger, the TPIC Investment Adviser will hold one non-voting unit (representing less than one percent of all outstanding units) and a 50% economic interest in the New Investment Adviser. As a result, although Mr. Faggen and the TPIC Investment Adviser will receive a portion of the fees paid by FLEX to the New Investment Adviser, neither will serve on the investment committee of the New Investment Adviser nor will they have any influence over investment decisions made by the New Investment Adviser. Mr. Faggen will serve on the combined surviving company’s board of directors. In addition, the current members of the TPIC board of directors, executive officers of TPIC and the TPIC Investment Adviser, including its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it, are entitled to continued indemnification and insurance coverage under the Merger Agreement.

The TPIC board of directors was aware of these interests and considered them, among other matters, in approving the Merger Agreement and the transactions contemplated thereby, and in making its recommendations that TPIC stockholders approve and adopt the Merger Agreement and approve the transactions contemplated thereby.

Interests of Certain Persons Related to PWAY in the Merger

General

In considering the recommendations of the PWAY board of directors with respect to the Merger, PWAY stockholders should be aware that certain persons related to PWAY have certain interests, including financial interests, in the transactions that may be different from, or in addition to, the interests of PWAY stockholders generally. The PWAY board of directors was aware of these interests and considered them, among other matters, in approving the Merger Agreement and the transactions contemplated thereby, and in making its recommendations that PWAY stockholders approve and adopt the Merger Agreement and approve the transactions contemplated thereby.

New Investment Adviser

The New Investment Adviser is an affiliate of the PWAY Investment Adviser, and there will be certain financial interests in the Merger as a result of the New Investment Adviser receiving the management fee and incentive fee described herein upon completion of the Merger. Because total assets under management will increase as a result of the Merger, the dollar amount of the New Investment Adviser’s management fee will increase relative to that received by TPIC’s Investment Adviser as a result of the Merger. Depending on how the cash and cash equivalents acquired by TPIC from PWAY in connection with the Merger are invested by TPIC, the New Investment Adviser will have an opportunity to earn a higher incentive fee than the TPIC Investment Adviser earned.

Board Composition and Executive Officers

At the effective time, the combined surviving company’s board of directors will continue to consist of five directors, with each of Prospect Capital Management and the TPIC Investment Adviser having the right to nominate one individual for election to the board of directors of the combined surviving company so long as (i) the New

Investment Adviser is the investment adviser to the combined surviving company and (ii) such nomination is (A) in accordance with the combined surviving company’s charter, bylaws and applicable law, and (B) consistent with the duties of the board of directors of the combined surviving company. Prospect Capital Management has nominated M. Grier Eliasek, PWAY’s existing Chief Executive Officer and President, to the combined surviving company’s board of directors, and the TPIC Investment Adviser has nominated Craig J. Faggen, TPIC’s existing Chief Executive Officer and member of its board of directors, to the combined surviving company’s board of directors. In addition, TPIC has nominated three new independent directors to the combined surviving company’s board of directors, each of whom is currently an independent director on PWAY’s board of directors. The terms of each of these nominated directors is effective upon consummation of the Merger.

Effective upon consummation of the Merger, all of TPIC’s existing executive officers are expected to resign, with the executive officers of the combined surviving company expected to consist of M. Grier Eliasek, as Chief Executive Officer and President, and Kristin Van Dask, as Chief Financial Officer, Treasurer and Secretary. Currently, Mr. Eliasek is the Chief Executive Officer and President of PWAY, and Ms. Van Dask is the Chief Financial Officer, Treasurer, Secretary, and Chief Compliance Officer of PWAY.

Indemnification and Insurance

Following the effective time, TPIC, to the fullest extent permitted under applicable law and its charter, will indemnify, defend and hold harmless and advance expenses to the present and former directors and officers of PWAY and TPIC or any of their respective consolidated subsidiaries, and any such person presently or formerly serving at the request of PWAY or TPIC or any of their respective consolidated subsidiaries as a director, officer, employee, trustee or fiduciary of any other person or entity or under or with respect to any employee benefit plan, against all costs or expenses (including reasonable attorneys’ fees), judgments, fines, losses, claims, damages, penalties, amounts paid in settlement or other liabilities incurred in connection with any proceeding or claim arising out of actions or omissions occurring at or prior to the effective time, including the Merger.

The Merger Agreement requires TPIC to maintain for a period of six years following the effective time a directors’ and officers’ liability insurance policy covering the present and former officers and directors of PWAY and TPIC or any of their respective consolidated subsidiaries, containing identical or better coverage and amounts and terms and conditions no less advantageous as that coverage currently provided by PWAY’s or TPIC’s, as applicable, current policies, except that TPIC is not required to expend more than 300% of the last amount expended by PWAY for its policies. If TPIC is unable to maintain or obtain such a policy, TPIC must only obtain as much comparable insurance as is available for 300% of PWAY’s last premium. PWAY may, at its option, fulfill its obligation to maintain a directors’ and officers’ liability insurance policy covering the present and former officers and directors of PWAY by purchasing a directors’ and officers’ insurance policy or a “tail” policy under PWAY’s current directors’ and officers’ liability insurance policy provided that such policy provides substantially equivalent benefits as the current director’s and officers’ liability insurance policy.

Regulatory Approvals Required for the Merger

Completion of the Merger is subject to prior receipt of all approvals and consents required to be obtained from applicable governmental and regulatory authorities to complete the Merger. TPIC and PWAY have agreed to obtain all permits, consents, approvals and authorizations from any governmental or regulatory authority necessary to consummate the transactions contemplated by the Merger Agreement.

There can be no assurance that such regulatory approvals will be obtained, that such approvals will be received on a timely basis or that such approvals will not impose conditions or requirements that, individually or in the aggregate, would or could reasonably be expected to have a material adverse effect on the financial condition, results of operations, assets or business of TPIC following completion of the Merger.

Third Party Consents Required for the Merger

There are no third party consents that are a condition to completion of the Merger by either PWAY or TPIC.

PWAY and TPIC have each agreed that they will, and will cause their representatives to, cooperate in connection with obtaining approvals and/or consents. There can be no assurance that any such approvals or consents will be obtained or that such approvals or consents will not impose conditions or requirements that, individually or in the aggregate, would or could reasonably be expected to have a material adverse effect on the financial condition, results of operations, assets or business of TPIC, as the combined surviving company, following completion of the Merger.

DESCRIPTION OF THE MERGER AGREEMENT

The following summary, which includes the material terms of the Merger Agreement, is qualified by reference to the complete text of the Merger Agreement, which is attached as Annex A to this joint proxy statement and prospectus and is incorporated by reference in this joint proxy statement and prospectus. This summary does not purport to be complete and may not contain all of the information about the Merger Agreement that is important to you. TPIC and PWAY encourage you to read the Merger Agreement carefully and in its entirety. This section is not intended to provide you with any factual information about TPIC or PWAY. Such information can be found elsewhere in this joint proxy statement and prospectus and in the public filings TPIC and PWAY make with the SEC. See “Where You Can Find More Information.”

Structure of the Merger

The Merger Agreement provides that, upon and subject to, the conditions set forth in the Merger Agreement, PWAY will merge with and into TPIC, with TPIC, as the combined surviving company, being renamed as TP Flexible Income Fund, Inc.

Merger Consideration

If the Merger is completed, the holders of PWAY Class A Shares will have a right to receive a number of shares of TPIC Common Stock equal to the result of (A) the PWAY Class A per-share NAV divided by (B) the TPIC per-share NAV, in each case determined in accordance with the Merger Agreement, and the holders of PWAY Class I Shares will have a right to receive a number of shares of TPIC Common Stock equal to the result of (A) the PWAY Class I per-share NAV divided by (B) the TPIC per-share NAV, in each case determined in accordance with the Merger Agreement. Until the Merger is completed, the value of the shares of TPIC Common Stock to be issued in the Merger and the number of shares of TPIC Common Stock to be issued to PWAY stockholders may fluctuate or change.

In calculating the PWAY Class A per-share NAV and PWAY Class I per-share NAV, the PWAY board of directors shall take into account (i) all necessary GAAP accruals and expenses, (ii) the purchase and sale of securities, (iii) transaction expenses in connection with the Merger, (iv) the waiver of any costs or expenses pursuant to the terms of the Merger Agreement and (v) all such other considerations the PWAY board of directors deems relevant.

In calculating the TPIC NAV per-share NAV, the TPIC board of directors shall take into account (i) all necessary GAAP accruals and expenses, (ii) the purchase and sale of securities, (iii) transaction expenses in connection with the Merger, (iv) the waiver of any costs or expenses pursuant to the terms of the Merger Agreement and (v) all such other considerations the TPIC board of directors deems relevant.

Tax Treatment

It is expected that the Merger will qualify as a “reorganization” under the provisions of Section 368(a) of the Code.

Representations and Warranties

The representations and warranties and covenants set forth in the Merger Agreement have been made only for the purposes of such agreement and were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any factual information regarding the parties to the Merger Agreement or their respective businesses.

In the Merger Agreement, PWAY has made customary representations and warranties to TPIC with respect to, among other things:

●	corporate matters related to PWAY and its subsidiaries, including organization, good standing and corporate authority;

●	capitalization;

●	approval and validity of the Merger Agreement;

●	required consents and approvals and no violations of law, governance documents or certain agreements;

●	public filings and regulatory matters and compliance with law;

●	financial statements and internal controls;

●	the absences of certain changes or events;

●	legal proceedings;

●	certain tax matters;

●	material contracts;

●	brokers and finders;

●	undisclosed liabilities; and

●	matters related to the PWAY Investment Adviser and Prospect Administration.

In the Merger Agreement, TPIC has made customary representations and warranties to PWAY with respect to, among other things:

●	corporate matters related to TPIC and its subsidiaries, including organization, good standing and corporate authority;

●	capitalization;

●	approval and validity of the Merger Agreement;

●	required consents and approvals and no violations of law, governance documents or certain agreements;

●	public filings and regulatory matters and compliance with law;

●	financial statements and internal controls;

●	the absences of certain changes or events;

●	legal proceedings;

●	certain tax matters;

●	material contracts;

●	brokers and finders;

●	undisclosed liabilities; and

●	matters related to the TPIC Investment Adviser and the TPIC Administrator.

Some of the representations and warranties in the Merger Agreement made by PWAY and TPIC are qualified as to “materiality” or “Material Adverse Effect.” For purposes of the Merger Agreement, a “Material Adverse Effect” means, with respect to PWAY or TPIC, as the case may be, any occurrence, change, event, effect or development that, individually, or taken together with all other occurrences, changes, events, effects or developments, has or would reasonably be likely to have, a material adverse effect on (a) the financial condition, results of operations or business of such party and its subsidiaries taken as a whole (provided, however, that, with respect to this subsection (a), the determination of whether a “Material Adverse Effect” exists or has occurred shall not include effects attributable to (i) changes, after the date hereof, in GAAP or regulatory accounting requirements applicable generally to companies in the industry in which such party and its subsidiaries operate, (ii) changes, after the date hereof, in laws, rules or regulations of general applicability to companies in the industry in which such party and its subsidiaries operate, (iii) actions or omissions taken with the prior written consent of the other party, (iv) changes, after the date hereof, in global or national political conditions or general economic or market conditions generally affecting other companies in the industry in which such party and its subsidiaries operate, (v) conditions arising out of acts of terrorism, war, weather conditions or other force majeure events (vi) the public disclosure of the Merger Agreement or the transactions contemplated thereby, (vii) any legal proceedings made or brought by any of the current or former stockholders of such party (on their own behalf or on behalf of the such party) arising out of or related to the Merger Agreement or any of the transactions contemplated thereby, except, with respect to clauses (i), (ii), (iv) and (v), to the extent that the effects of such change are disproportionately adverse to the financial condition, results of operations or business of such party and its subsidiaries, taken as a whole, as compared to other companies in the industry in which such party and its subsidiaries operate) or (b) the ability of such party to timely consummate the transactions contemplated by the Merger Agreement.

Conduct of Business Pending Closing

Conduct of PWAY and TPIC

Except as contemplated or permitted by the Merger Agreement, or with the prior written consent of the other party, from the date of the Merger Agreement until the effective time, each of PWAY and TPIC has agreed that it will, and will cause its subsidiaries to:

●	conduct their respective business in the ordinary course in all material respects, as such business is being conducted as of the date of the Merger Agreement; and

●	use commercially reasonable efforts to maintain and preserve intact their respective business organization and advantageous business relationships and retain the services of its respective key officers and key employees.

Except as contemplated or permitted by the Merger Agreement, or with the prior written consent of the other party, from the date of the Merger Agreement until the effective time, each of PWAY and TPIC has agreed that it will not, and will cause its subsidiaries not to, take any action that is intended to or would reasonably be expected to adversely affect or materially delay the ability of PWAY or TPIC, as the case may be, either to obtain any necessary approvals of any governmental entity required for the transactions contemplated by the Merger Agreement or to perform their respective covenants and agreements under the Merger Agreement or to consummate the transactions contemplated thereby.

Except as expressly contemplated or permitted by the Merger Agreement. with the prior written consent of the other party (which consent shall not be unreasonably withheld, conditioned or delayed), or as reasonably necessary or appropriate to comply with applicable law or tax requirements each of PWAY and TPIC shall not, and shall not permit any of their respective subsidiaries to:

●	adjust, split, combine or reclassify any of its respective capital stock;

●	make, declare or pay any dividend, other than (A) its respective regularly monthly or quarterly dividend, as the case may be, consistent with past practice, and (B) dividends paid by any of its respective subsidiaries to PWAY or TPIC, as the case may be, or to any of their respective wholly-owned subsidiaries;

●	other than in the ordinary course consistent with its past practice, make any other distribution on, or directly or indirectly redeem, purchase or otherwise acquire, any shares of its respective capital stock or any securities or obligations convertible (whether currently convertible or convertible only after the passage of time or the occurrence of certain events) into or exchangeable for any shares of its respective capital stock;

●	take any action that would be reasonably expected to prevent, materially impede or delay beyond the Outside Date the consummation of the transactions contemplated by the Merger Agreement;

●	sell, transfer, pledge, lease, license, mortgage, encumber or otherwise dispose of any material amount of its respective properties or assets (including pursuant to securitizations) to any individual, corporation or other entity other than a subsidiary or cancel, release or assign any material amount of indebtedness to any such person or any claims held by any such person, in each case, other than pursuant to contracts in force at the date of the Merger Agreement;

●	amend their respective corporate governance documents;

●	take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to prevent the Merger from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code; or

●	take any action or willfully fail to take any action that is intended or may reasonably be expected to result in any of the conditions to the Merger not being satisfied.

Conduct of PWAY

Except as expressly contemplated or permitted by the Merger Agreement or with the prior written consent of TPIC (which consent shall not be unreasonably withheld, conditioned or delayed), PWAY shall not, and shall not permit any of its subsidiaries to:

●	other than in the ordinary course of business consistent with past practice, incur any indebtedness for borrowed money, assume, guarantee, endorse or otherwise as an accommodation become responsible for the obligations of any other individual, corporation or other entity, or, make any loan or advance or capital contribution to, or investment in, any person; or

●	implement or adopt any change in its tax accounting or financial accounting principles, practices or methods, other than as may be required by applicable law, GAAP or regulatory guidelines.

Additional Covenants

No Solicitation of Transactions; Change in Recommendation

Each of PWAY and TPIC has agreed that it will, and will use its commercially reasonable efforts to direct each of its respective representatives to, immediately cease any solicitations, discussions or negotiations with any person with respect to any Competing Proposal or any solicitations, discussion or negotiations that could be reasonably be expected to lead to a Competing Proposal.

For purposes of the Merger Agreement, “Competing Proposal” means any inquiry, proposal or offer made by any third party: (a) to purchase or otherwise acquire, directly or indirectly, in one transaction or a series of transactions (including any merger, consolidation, tender offer, exchange offer, stock acquisition, asset acquisition, binding share exchange, business combination, recapitalization, liquidation, dissolution, joint venture or similar transaction), (i) beneficial ownership (as defined under Section 13(d) of the Exchange Act) of twenty percent (20%) or more of any class of equity securities of PWAY or TPIC, as the case may be, or (ii) any one or more assets or businesses of PWAY or TPIC, as the case may be, or their respective subsidiaries that constitute twenty percent (20%) or more of the revenues or assets of PWAY or TPIC, as the case may be, and their respective subsidiaries, taken as a whole; or (b) any liquidation of PWAY or TPIC, as the case may be, in each case other than the Merger and the transactions contemplated by the Merger Agreement.

Subject to certain qualifications and exceptions as set forth below, from the date of Merger Agreement until completion of the Merger or, if earlier, the termination of the Merger Agreement in accordance with its terms, each of PWAY and TPIC has agreed that it will not, and will use its commercially reasonable efforts to cause its respective representatives not to:

●	initiate, solicit, induce or knowingly encourage the making of any proposal or offer with respect to a Competing Proposal;

●	engage in negotiations or substantive discussions with, or furnish any material nonpublic information to, or enter into any agreement, arrangement or understanding with, any third party relating to a Competing Proposal, or any inquiry or proposal that could reasonably be expected to lead to a Competing Proposal.

Notwithstanding anything to the contrary in the Merger Agreement, at any time prior to obtaining the approval of PWAY stockholders required for adoption of the Merger Agreement, in the event that PWAY (or its representatives) receives a Competing Proposal from any third party, (i) PWAY and its representatives may contact such third party to clarify any ambiguous terms and conditions and (ii) PWAY and PWAY’s board of directors and its representatives may engage in negotiations or substantive discussions with, or furnish any information and other access to, any third party making such Competing Proposal and its representatives and affiliates if PWAY’s board of directors determines that (A) such Competing Proposal either constitutes a Superior Proposal or could reasonably be expected to lead to a Superior Proposal and (B) failure to consider such Competing Proposal could reasonably be expected to be inconsistent with the statutory duties of the directors of PWAY under applicable law. Prior to furnishing any material non-public information concerning PWAY, PWAY must receive from such third party a confidentiality agreement (an “Acceptable Confidentiality Agreement”) and (z) PWAY promptly provides or make available to TPIC any material written non-public information concerning PWAY that it provides to any third party given such access that was not previously made available to TPIC or its representatives.

Notwithstanding anything to the contrary in the Merger Agreement, at any time prior to obtaining the approval of TPIC stockholders required for adoption of the TPIC stockholder proposals, in the event that TPIC (or its representatives) receives a Competing Proposal from any third party, (i) TPIC and its representatives may contact such third party to clarify any ambiguous terms and conditions and (ii) TPIC and TPIC’s board of directors and its representatives may engage in negotiations or substantive discussions with, or furnish any information and other access to, any third party making such Competing Proposal and its representatives and affiliates if TPIC’s board of directors determines that (A) such Competing Proposal either constitutes a Superior Proposal or could reasonably be expected to lead to a Superior Proposal and (B) failure to consider such Competing Proposal could reasonably be expected to be inconsistent with the statutory duties of the directors of TPIC under applicable law. Prior to furnishing any material non-public information concerning TPIC, TPIC must receive from such third party an Acceptable Confidentiality Agreement and (z) TPIC promptly provides or make available to PWAY any material written non-public information concerning TPIC that it provides to any third party given such access that was not previously made available to PWAY or its representatives.

For purposes of the Merger Agreement, “Superior Proposal” means any bona fide written Competing Proposal made by a third party that the PWAY or TPIC board of directors, as the case may be, determines (a) is reasonably likely to be consummated without undue delay relative to the Merger and the other transactions contemplated the Merger Agreement, taking into account all financial, legal, regulatory and other aspects of such offer, and (b) is more favorable to PWAY’s or TPIC’s stockholders, as the case may be, from a financial point of view than the Merger (taking into account any revisions to the terms of the Merger Agreement committed to by PWAY or TPIC, as the case may be, in response to such Competing Proposal; provided however, for these purposes, to the extent relevant to the Competing Proposal in question, all percentages referenced in the definition of Competing Proposal shall be increased to fifty percent (50%).

PWAY or TPIC, as the case may be, is required to promptly as reasonably practicable, and in any event within two (2) business days of receipt of any Competing Proposal or any inquiry that could reasonably be expected to lead to a Competing Proposal, deliver to PWAY or TPIC, as the case may be, a written notice setting forth: (A) the identity of the third party making such Competing Proposal or inquiry and (B) the material terms and conditions of any such Competing Proposal. PWAY or TPIC, as the case may be, is also required to keep the other party reasonably informed of any material amendment or modification of any such Competing Proposal on a prompt basis, and in any event within two (2) business days thereafter.

PWAY’s or TPIC’s board of directors, as the case may be, at any time prior to obtaining their respective stockholder approval with respect to the proposals submitted to the PWAY stockholders and the TPIC stockholders, as the case may be, may:

●	make an Adverse Recommendation Change if it determines that failure to make an Adverse Recommendation Change could reasonably be expected to be inconsistent with its respective statutory duties under applicable law; or

●	if PWAY or TPIC, as the case may be, has received a Competing Proposal, PWAY’s or TPIC’s board of directors, as the case may be, has determined such Competing Proposal constitutes a Superior Proposal, authorize, adopt or approve such Superior Proposal and cause or permit PWAY or TPIC, as the case may be, to enter into a definitive agreement with respect to such Superior Proposal concurrently with the termination of the Merger Agreement;

provided that, in each case, only after providing the notice to the other party as required by the Merger Agreement.

For purpose of the Merger Agreement, “Adverse Recommendation Change” means PWAY’s or TPIC’s board of directors action to:

●	withhold, withdraw or modify or qualify, or propose publicly to withhold, withdraw or modify or qualify its recommendation to PWAY’s or TPIC’s stockholders, as the case may be, to vote in favor of the PWAY stockholder proposals or TPIC stockholder proposals, as the case may be;

●	fail to reaffirm the board recommendation or fail to publicly state that the Merger and the Merger Agreement are in the best interests of PWAY or TPIC, as applicable;

●	fail to publicly announce, within fifteen (15) business days after a tender offer or exchange relating to the securities of PWAY or TPIC, as the case may be, shall have been commenced, a statement disclosing that PWAY’s or TPIC’s board of directors, as the case may be, recommends rejection of such tender offer or exchange offer;

●	take or resolve to take any other action or make any other statement in connection with the PWAY or TPIC stockholder meeting, as the case may be, inconsistent with the Board Recommendation; or

●	approve, determine to be advisable, or recommend any Competing Proposal.

Neither PWAY nor TPIC may make Adverse Recommendation Change or terminate the Merger Agreement to enter into a definitive agreement with respect to a Superior Proposal unless (i) it notifies the other party in writing of its intention to take such action at least three business days prior to taking such action and its reasons for doing so and, in the case of a Superior Proposal, specifying the material terms of any applicable Superior Proposal, (ii) the other party does not make within such three business day period, amendments to the terms and conditions of the Merger Agreement such that the Superior Proposal no longer constitutes a Superior Proposal.

Proxy Statement; Special Meetings

PWAY, in accordance with applicable law and its organizational documents, will convene a special meeting of its stockholders for the purpose of considering the adoption of the PWAY Stockholder Proposals.

TPIC, in accordance with applicable law and its organizational documents, will convene an annual meeting of its stockholders for the purpose of considering the approval of the TPIC stockholder proposals.

Each of PWAY and TPIC will use its reasonable best efforts to obtain the requisite stockholder, subject to the occurrence of an Adverse Recommendation Change.

Additional Agreements

PWAY and TPIC have each agreed to use their commercially reasonable efforts to promptly:

●	prepare and file all necessary documentation, to effect all applications, notices, petitions and filings;

●	to obtain as promptly as practicable all permits, consents, approvals and authorizations of all third parties and governmental entities that are necessary or advisable to consummate the Merger; and

●	to comply with the terms and conditions of all such permits, consents, approvals and authorizations of all such third parties or governmental entities.

PWAY and TPIC have also agreed to (i) promptly as reasonably practicable prepare and file with the SEC the Form N-14 Registration Statement and use their respective reasonable best efforts to have the Form N-14 Registration Statement declared effective under the Securities Act as promptly as practicable after such filing and (ii) promptly mail or deliver the Joint Proxy Statement/Prospectus to their respective stockholders upon such effectiveness.

TPIC has also agreed to use its reasonable best efforts to obtain all necessary state securities law or “Blue Sky” permits and approvals required to issue the TPIC Common Stock pursuant to the Merger Agreement.

After the consummation of the Merger, the combined surviving company shall be entitled to use the “Pathway” and “Triton” names to the extent reasonably required.

Conditions to Closing

The obligations of PWAY, on the one hand, and TPIC, on the other hand, to consummate the Merger are subject to satisfaction or waiver of certain conditions including, but not limited to, the following:

●	receipt of the requisite approval from the stockholders of each of PWAY and TPIC;

●	the registration statement of which this joint proxy statement and prospectus forms a part shall have become effective and there shall be no stop order suspending its effectiveness;

●	consummation of the Merger shall not then be restrained, enjoined or prohibited by any order, judgment, decree, injunction or ruling of a court of competent jurisdiction or other governmental entity and there shall not be in effect any law deemed applicable to the Merger by any governmental authority that prevents consummation of the Merger;

●	the execution and delivery of the New Investment Advisory Agreement, the New Administration Agreement and the Expense Limitation Agreement;

●	the letter agreement between the PWAY Investment Adviser and PWAY providing for the termination of certain expenses due thereunder shall remain in full force and effect;

●	the letter agreement between the TPIC Investment Adviser and TPIC providing for the termination of certain expenses due thereunder shall remain in full force and effect; and

●	TPIC shall have taken all steps necessary to change its name pursuant to the Merger Agreement.

The obligations of TPIC to consummate the Merger are subject to satisfaction or waiver of the following conditions:

●	the representations and warranties of PWAY shall be true and correct in all respects (other than those representations and warranties that address matters only as of a particular date or only with respect to a specific period of time, which representations and warranties need only be true and accurate as of such date or with respect to such period) and the receipt of a certificate from an officer of PWAY to the same effect;

●	PWAY shall have performed in all material respects its obligations under the Merger Agreement and the receipt of a certificate from an officer of PWAY to the same effect;

●	PWAY shall have delivered a payoff letter evidencing the repayment of the outstanding indebtedness; and

●	PWAY shall have made the final dividend payment as required under the Merger Agreement.

The obligations of PWAY to consummate the Merger are subject to satisfaction or waiver of the following conditions:

●	the representations and warranties of TPIC shall be true and correct in all respects (other than those representations and warranties that address matters only as of a particular date or only with respect to a specific period of time, which representations and warranties need only be true and accurate as of such date or with respect to such period) and the receipt of a certificate from an officer of TPIC to same effect;

●	TPIC shall have performed in all material respects its obligations under the Merger Agreement and the receipt of a certificate from an officer of TPIC to same effect; and

●	PWAY shall have received a legal opinion substantially to the effect that, based upon certain facts, assumptions and representations, the Merger should, for U.S. federal income tax purposes, qualify as a tax-free reorganization pursuant to Section 368(a) of the Code.

Additionally, no representation or warranty of PWAY or TPIC, as the case may be, can be untrue, inaccurate or incorrect as a consequence of the existence or absence of any fact, circumstance or event unless such fact, circumstance or event, individually or when taken together with all other facts, circumstances or events inconsistent with any representations or warranties of PWAY or TPIC, as the case may be, has had or would reasonably be expected to have a Material Adverse Effect with respect to PWAY or TPIC, respectively (disregarding all qualifications or limitations set forth in any representations or warranties as to “materiality,” “Material Adverse Effect” and words of similar import).

Publicity

PWAY and TPIC agreed to not issue any press release or make any other public announcement with respect to the Merger Agreement or the transactions contemplated thereby without the prior agreement of the other party.

Termination

The Merger Agreement generally may be terminated:

●	by the mutual written consent of PWAY and TPIC;

●	by either PWAY or TPIC:

○	if the Merger shall not have occurred on or prior to the Outside Date;

○	if the approval of PWAY’s or TPIC’s stockholders is not obtained on the PWAY Stockholder Proposals or TPIC stockholder proposals, as the case may be;

●	by PWAY:

○	if there is a breach of any of the covenants or agreements or any of the representations or warranties on the part of TPIC which breach, either individually or in the aggregate, would result in the failure of certain closing and which is not cured (or cannot be cured) within 30 days following written notice to TPIC;

○	if TPIC’s board of directors effectuates an Adverse Recommendation Change prior to the receipt of stockholder approval on the TPIC stockholder proposals;

○	in the event TPIC’s board of directors approves or authorizes TPIC to enter into documentation with respect to a Competing Proposal; and

○	if PWAY receives a Superior Proposal, provides notice of such Superior Proposal to TPIC and pays the Expense Reimbursement.

●	by TPIC:

○	if there is a breach of any of the covenants or agreements or any of the representations or warranties on the part of PWAY which breach, either individually or in the aggregate, would result in the failure of certain closing and which is not cured (or cannot be cured) within 30 days following written notice to PWAY;

○	if PWAY’s board of directors effectuates an Adverse Recommendation Change prior to the receipt of stockholder approval on the PWAY Stockholder Proposals;

○	in the event PWAY’s board of directors approves or authorizes PWAY to enter into documentation with respect to a Competing Proposal;

○	if TPIC receives a Superior Proposal, provides notice of such Superior Proposal to PWAY and pays the Expense Reimbursement.

Effect of Termination and Expense Reimbursement

In the event of a termination of the Merger Agreement, the Merger Agreement shall terminate and become void and have no effect, and the transactions contemplated by the Merger Agreement shall be terminated without further action by the parties subject, in certain circumstances, to payment of the Expense Reimbursement.

PWAY is required to pay TPIC the Expense Reimbursement if:

●	TPIC terminates the Merger Agreement on the account of (i) PWAY’s board of directors effectuating an Adverse Recommendation Change prior to the receipt of stockholder approval on the PWAY Stockholder Proposals or (ii) PWAY’s board of directors authorizing PWAY to enter into documentation with respect to a Competing Proposal; or

●	PWAY terminates the Merger Agreement after receiving a Superior Proposal and its board of directors authorizes PWAY to enter into definitive documentation with respect to such Superior Proposal.

TPIC is required to pay PWAY the Expense Reimbursement if:

●	PWAY terminates the Merger Agreement on the account of (i) TPIC’s board of directors effectuating an Adverse Recommendation Change prior to the receipt of stockholder approval on the TPIC stockholder proposals or (ii) TPIC’s board of directors authorizing TPIC to enter into documentation with respect to a Competing Proposal; or

●	TPIC terminates the Merger Agreement after receiving a Superior Proposal and its board of directors authorizes TPIC to enter into definitive documentation with respect to such Superior Proposal.

Availability of Specific Performance

Each party to the Merger Agreement has agreed that, in certain circumstances, a non-breaching party shall be entitled to seek specific performance to enforce the observance and performance of the covenants and obligations in the Merger Agreement and injunctive relief.

Expenses

All costs and expenses shall be paid by the party incurring such costs and expenses, regardless of whether the Merger is consummated.

Comparison of Material Features of a Business Development Company and a Closed-End Registered Investment Company

There are many similarities and differences between a non-traded BDC and a closed-end fund registered investment company that has elected to operate as an interval fund. Those similarities and differences are highlighted in the chart below.

	Interval Fund	Non-Traded BDC
Incentive Fees on Capital Gains

Only permitted if all investors are qualified clients, or as a fulcrum fee, which is an additional performance-based fee that provides for a proportionate increase or decrease in a base management fee depending on whether performance exceeds (or lags) a specific measurement point.

Permitted if based on realized gains calculated net of realized and unrealized losses.
Offering Expenses	FINRA Rule 2341 does not place a specific limit on overall offering expenses.	FINRA Rule 2310 limits organization and offering expenses to 15% of gross offering proceeds, with a 10% cap on items of compensation.
Brokerage Commissions	FINRA Rule 2341 limits the amount to a range of 6.5% to 8.5%, based on whether the fund has rights of accumulation and volume discounts.	FINRA Rule 2310 limits to no more than 10% of gross offering proceeds.
Distribution Fee	FINRA Rule 2341 limits to 0.75% of assets, but subject to the overall sales charge cap.	FINRA Rule 2310 limits to no more than 10% of gross offering proceeds.
Shareholder Service Fees	FINRA Rule 2341 limits to 0.25% of assets, but not subject to commission cap and can be paid in perpetuity.	FINRA Rule 2310 limits to no more than 10% of gross offering proceeds.
Contingent Deferred Sales Load (CDSL)	Subject to overall commission limit of FINRA Rule 2341.	FINRA Rule 2310 limits to no more than 10% of gross offering proceeds.
Fundamental Policies	Fundamental policies may not be changed without approval of a “majority” of shareholders as determined under the 1940 Act.	Not required for BDCs.
Eligible Investments / Qualifying Assets	Subject to fundamental and/or non-fundamental policies as may be adopted by a fund and disclosed in its prospectus. Not subject to a qualifying asset requirement under the 1940 Act.

At least 70% of assets must be invested in “qualifying assets” as set forth in and required by Section 55 of the 1940 Act, which generally include investments in private, U.S. companies or U.S. companies with market capitalization of less than $250 million.

Leverage	Asset coverage of 300% (i.e., up to 33 1/3% leverage) for senior securities representing indebtedness and 200% (i.e., up to 50% leverage) for senior securities that are stock.	Asset coverage of 200% (i.e., up to 50% leverage); unless the board of directors or shareholders approve asset coverage of 150%.
Management Assistance	Not required.	Required to make available significant managerial assistance to Eligible Portfolio Companies.
Custody Rule	Subject to Section 17(f) of the 1940 Act and rules thereunder.
Issuance of Warrants and Options	Not permitted.

Able to issue options, warrants, and rights to convert to voting securities to its officers, employees and board members.  Any issuance of derivative securities requires the approval of the company’s board of directors and authorization by the company’s shareholders. The company also may not issue derivative securities to its non-employee directors unless it first obtains an exemptive order from the SEC.

Fidelity Bond Requirement	Subject to Section 17(g) of the 1940 Act and rules thereunder
Annual Meetings	Not required.	Required by Maryland state corporate law.
Board of Directors/Trustees	At least 40% of directors must be independent; provided, however, that, in order to rely on certain rules on the 1940 Act, the majority of the board of directors must be independent.	At least a majority must be independent.
Periodic Filings	Files periodic reports required by Section 30 of the 1940 Act.	Files periodic reports required by Sections 13 or 15 of the Exchange Act.
Shareholder Meeting to Elect Directors	At any time that less than a majority of directors were elected by shareholders.	Elected at each annual meeting.
Affiliated Transaction Rules	Governed by Section 17 of the 1940 Act. Section 17 prohibits most transactions involving investment companies and their “affiliated persons,” as that term is defined in the 1940 Act.	Governed by Section 57 of the 1940 Act. Section 57 is generally less restrictive than Section 17.
State Blue Sky Requirements	Shares are covered securities, and thus offering of shares are not subject to state regulation (other than notice and fee requirements). States are barred from reviewing registered closed-end fund offerings.

Offering must be approved in each state on state-by-state basis as a coordinated offering, and subject to review and special state requirements in each state; states are entitled to review and impose special requirements for sales to state residents.

Liquidity	Quarterly repurchase offers of between 5% and 25% of shares outstanding.	At the discretion of the board of directors.

Appointment of Prospect Flexible Income Management, LLC as Investment Adviser

Background

Contingent upon stockholder approval of the PWAY and TPIC merger proposals, FLEX, as the combined surviving company, will enter into the New Investment Advisory Agreement with the New Investment Adviser, pursuant to which the New Investment Adviser will serve as the investment adviser to FLEX instead of the TPIC Investment Adviser following completion of the Merger.

The TPIC Investment Adviser is currently led by Craig J. Faggen, who is also TPIC’s Chairman, Chief Executive Officer and President, and Ivan Faggen, Joseph Davis and Thomas M. Scott, who collectively make up the TPIC investment committee. In connection with the Merger, Messrs. Faggen, Faggen, Davis and Scott will be stepping down from their roles with TPIC. It is anticipated that M. Grier Eliasek, the current President and Chief Operating Officer of the New Investment Adviser, will also serve as Chairman, Chief Executive Officer and President of FLEX following completion of the Merger, and Mr. Faggen will serve as a member of FLEX’s board of directors.

Mr. Eliasek has substantial investment and portfolio management experience, which TPIC’s board of directors believes will be beneficial to TPIC and its stockholders following completion of the Merger. Mr. Eliasek is the current Chairman, Chief Executive Officer and President of PWAY and is the current President, Co-Founder and Chief Operating Officer of Prospect Capital Corporation, a BDC that is listed for trading on the Nasdaq Stock Market that had total assets of approximately $6.2 billion as of September 30, 2018 and aggregate investments under management, at fair value, of approximately $6.35 billion (including undrawn credit facilities) as of September 30, 2018. Mr. Eliasek is also the current Chief Executive Officer and President of Priority Income Fund, Inc., an externally managed, non-diversified, closed-end management investment company that invests primarily in senior secured loans, including via CLO debt and equity investments, of companies whose debt is rated below investment grade or, in limited circumstances, unrated. TPIC’s board of directors believes that Mr. Eliasek’s depth of knowledge and experience and background in investment management makes him well suited to lead TPIC, as FLEX, in its new investment strategy following consummation of the Merger.

Following completion of the Merger and upon the appointment of the New Investment Adviser, FLEX’s investment activities will be led by a team of investment professionals from the investment and operations team of Prospect Capital Management. The New Investment Adviser’s investment professionals have significant experience and an extensive track record of investing in companies, managing high-yielding debt and equity investments in Infrastructure companies and have developed an expertise in using all levels of a firm’s capital structure to produce income-generating investments, while focusing on risk management. Such parties also have extensive knowledge of the managerial, operational and regulatory requirements of publicly traded investment companies. The New Investment Adviser does not currently have employees, but has access to certain investment, finance, accounting, legal and administrative personnel of Prospect Capital Management and Prospect Administration and may retain additional personnel as FLEX’s activities expand. In particular, certain personnel of Prospect Capital Management will be made available to the New Investment Adviser to assist it in managing FLEX’s portfolio and operations, provided that they are supervised at all times by the New Investment Adviser’s management team.

The 1940 Act requires that the New Investment Advisory Agreement be approved by TPIC’s stockholders in order for it to become effective following completion of the Merger. On August 17, 2018, at an in-person meeting, TPIC’s board of directors, including the directors who are not parties to the Existing Agreement or the New Investment Advisory Agreement and who are not “interested persons” of TPIC or the TPIC Investment Adviser for purposes of the 1940 Act (the “independent directors”), approved the New Investment Advisory Agreement on behalf of TPIC and recommended that its approval be submitted to a vote of TPIC’s stockholders for the reasons discussed below.

The completion of the Merger is subject to a number of conditions, including obtaining stockholder approval of the New Investment Advisory Agreement so it can take effect immediately after the closing of the Merger. The

New Investment Advisory Agreement will be similar to the Existing Agreement but will have certain differences, which are described below.

The Existing Investment Advisory Agreement

TPIC and the TPIC Investment Adviser are party to the Existing Agreement, under which the TPIC Investment Adviser, subject to the overall supervision of TPIC’s board of directors, manages TPIC’s day-to-day operations and provides TPIC with investment advisory services. For providing these services, the TPIC Investment Adviser receives a base management fee from TPIC based on TPIC’s total assets, including any assets acquired with the proceeds of leverage, and an incentive management fee based on TPIC’s performance (the “Incentive Fee”). Because TPIC is seeking stockholder approval of proposals that affect the Existing Agreement, additional detail is provided below regarding the terms of the Existing Agreement.

Overview

The TPIC Investment Adviser serves pursuant to the Existing Agreement in accordance with the 1940 Act. Under the terms of the Existing Agreement, the TPIC Investment Adviser is responsible for sourcing potential investments, conducting research on prospective investments, analyzing investment opportunities, structuring TPIC’s investments, and monitoring TPIC’s investments and portfolio companies on an ongoing basis.

Fees under the Existing Agreement

Pursuant to the Existing Agreement and subject to the overall supervision of TPIC’s board of directors, the TPIC Investment Adviser provides investment advisory services to TPIC. For providing these services, the TPIC Investment Adviser receives a fee from TPIC consisting of two components—a base management fee and the Incentive Fee.

Base Management Fee under the Existing Agreement

The base management fee under the Existing Agreement is calculated at a quarterly rate of 0.5% (2.0% annualized) of TPIC’s average gross assets (including amounts borrowed for investment purposes) and payable quarterly in arrears. The base management fee for any calendar quarter is calculated based on the average value of TPIC’s gross assets at the end of that and the immediately preceding quarters, appropriately adjusted on a pro rata basis during any partial quarter for any share issuances or repurchases during the relevant quarter. The base management fee may or may not be taken in whole or in part at the discretion of the TPIC Investment Adviser. The TPIC Investment Adviser is not required to take all or any portion of the base management fee owed to it in any quarter. Instead, the TPIC Investment Adviser may defer payment of all or any portion of the base management fee (without interest) to a later quarter as determined by the TPIC Investment Adviser.

Incentive Fee under the Existing Agreement

Though, pursuant to the Advisers Act, the TPIC Investment Adviser could receive an incentive fee on both current income earned and income from capital gains, the TPIC Investment Adviser has agreed to forego charging TPIC any incentive fees from current income. As such, the TPIC Investment Adviser will be paid an incentive fee only upon the realization of a capital gain from the sale of an investment. The incentive fee will be calculated and payable quarterly in arrears or as of the date of TPIC’s liquidation or the termination of the Existing Agreement, and will equal 20% of TPIC’s realized capital gains on a cumulative basis from inception through the end of each quarter, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.

For purposes of the foregoing: (1) the calculation of the incentive fee shall include any capital gains that result from cash distributions that are treated as a return of capital, (2) any such return of capital will be treated as a decrease in TPIC’s cost basis for the relevant investment and (3) all fiscal year-end valuations will be determined by TPIC in accordance with GAAP, applicable provisions of the 1940 Act and TPIC’s pricing procedures. In determining the incentive fee payable to the TPIC Investment Adviser, TPIC will calculate the aggregate realized capital gains, aggregate realized capital losses and aggregate unrealized capital depreciation, as applicable, with respect to each of the investments in TPIC’s portfolio. For this purpose, aggregate realized capital gains, if any, will equal the sum of the positive differences between the net sales prices of TPIC’s investments, when sold, and the cost of such investments since inception. Aggregate realized capital losses will equal the sum of the amounts by which the net sales prices of TPIC’s investments, when sold, is less than the original cost of such investments since inception. Aggregate unrealized capital depreciation will equal the sum of the difference, if negative, between the valuation of each investment as of the applicable date and the original cost of such investment. At the end of the applicable period, the amount of capital gains that serves as the basis for TPIC’s calculation of the capital gains incentive fee will equal the aggregate realized capital gains less aggregate realized capital losses and less aggregate unrealized capital depreciation with respect to TPIC’s portfolio investments. If this number is positive at the end of such period, then the incentive fee for such period will be equal to 20% of such amount, less the aggregate amount of any incentive fees paid in all prior periods.

While the Existing Agreement neither includes nor contemplates the inclusion of unrealized gains in the calculation of the capital gains incentive fee, pursuant to an interpretation of an American Institute of Certified Public Accountants, or AICPA, Technical Practice Aid for investment companies, we include unrealized gains in the calculation of the capital gains incentive fee expense and related accrued capital gains incentive fee. This accrual reflects the incentive fees that would be payable to the TPIC Investment Adviser as if TPIC’s entire portfolio was liquidated at its fair value as of the balance sheet date even though the TPIC Investment Adviser is not entitled to an incentive fee with respect to unrealized gains unless and until such gains are actually realized.

The TPIC Investment Sub-Adviser is paid management fees and incentive fees based on the average gross assets and performance of the portfolio managed by the TPIC Investment Sub-Adviser. All fees paid to the TPIC Investment Sub-Adviser are paid out of the fees payable to the TPIC Investment Adviser and do not increase the amount of advisory fees TPIC pays. If the Merger and the New Investment Advisory Agreement are approved, TPIC will terminate TPIC’s relationship with the TPIC Investment Sub-Adviser.

 The returns shown above are for illustrative purposes only. There is no guarantee that positive returns will be realized and actual returns may vary from those shown in the examples above.

Payment of TPIC’s Expenses Under the Existing Agreement

Under the Existing Agreement, TPIC’s primary operating expenses will be the payment of the base management and incentive fees and other expenses under the Existing Agreement and TPIC’s existing administration agreement. TPIC’s investment advisory fee compensates the TPIC Investment Adviser for its work in identifying, evaluating, negotiating, executing, monitoring and servicing TPIC’s investments.

TPIC will bear all other expenses of TPIC’s operations and transactions.

Indemnification

TPIC’s charter and the Existing Agreement provides that the TPIC Investment Adviser and its officers, directors, controlling persons and any other person or entity affiliated with it acting as TPIC’s agent shall be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) to the fullest extent permitted by North American Securities Administrators Association (“NASAA”) Omnibus Guidelines (the “NASAA Omnibus Guidelines”) for any liability or loss suffered by the TPIC Investment Adviser in connection with its services to TPIC. However, in accordance with the 1940 Act, TPIC will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Further, TPIC will not provide indemnification to a person for any loss or liability that would violate any other federal or state securities laws. To this end and in order to comply with NASAA Omnibus Guidelines, the following limitations on indemnification shall apply:

1.	TPIC shall not provide for indemnification of an any party entitled to indemnification unless all of the following conditions are met:

a.	TPIC has determined, in good faith, that the course of conduct that caused the loss or liability was in TPIC’s best interests;

b.	TPIC has determined, in good faith, that the party seeking indemnification was acting on behalf of or performing services for TPIC;

c.	TPIC has determined, in good faith, that such liability or loss was not the result of (A) negligence or misconduct, in the case that the party is the TPIC Investment Adviser, an affiliate of the TPIC

Investment Adviser or TPIC officer, or (B) gross negligence or willful misconduct in the case that the party is a director (and not also a TPIC officer, the TPIC Investment Adviser, or an affiliate of the TPIC Investment Adviser); or

d.	Such indemnification or agreement to hold harmless is recoverable only out of assets and not from TPIC’s stockholders.
2.	TPIC shall not provide indemnification for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by any person seeking indemnification unless one or more of the following conditions are met:

a.	there has been a successful adjudication on the merits of each count involving the alleged material securities law violations;

b.	such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction; or

c.	a court of competent jurisdiction approves a settlement of the claims, and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the SEC and of the published position of any state securities regulatory authority in which securities were offered or sold as to indemnification for violations of securities laws.

TPIC shall pay or reimburse reasonable legal expenses and other costs incurred by a director, an officer, the TPIC Investment Adviser or any Affiliate of the TPIC Investment Adviser in advance of final disposition of a proceeding if all of the following are satisfied: (a) the proceeding relates to acts or omissions with respect to the performance of duties or services on TPIC’s behalf; (b) the person(s) seeking indemnification provide TPIC with written affirmation of their good faith belief that the standard of conduct necessary for indemnification by TPIC as authorized by the bylaws has been met; (c) the legal proceeding was initiated by a third party who is not a stockholder or, if by TPIC’s stockholder acting in his or her capacity as such, a court of competent jurisdiction approves such advancement; and (d) such person(s) provides TPIC with a written agreement to repay the amount paid or reimbursed by TPIC, together with the applicable legal rate of interest, in cases in which such person(s) is found not to be entitled to indemnification. TPIC will not incur the cost of any portion of liability insurance which insures the TPIC Investment Adviser for any liability to which the TPIC Investment Adviser is prohibited from being indemnified.

Duration, Termination and Amendment

The TPIC Investment Adviser’s services under the Existing Agreement may not be exclusive, and it is free to furnish similar services to other entities so long as its services to TPIC are not impaired. Unless earlier terminated as described below, the Existing Agreement will remain in effect from year to year if approved annually by (i) the vote of TPIC’s board of directors, or by approval by the affirmative vote of stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter, and (ii) the vote of a majority of TPIC’s independent directors. An affirmative vote of stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter is also necessary in order to make material amendments to the Existing Agreement. The Existing Agreement will automatically terminate in the event of its assignment. As required by the 1940 Act, the Existing Agreement provides that TPIC may terminate the Existing Agreement without penalty upon 60 days’ written notice to the TPIC Investment Adviser. The TPIC Investment Adviser may voluntarily terminate the Existing Agreement upon 120 days’ notice prior to termination and must pay all expenses associated with its termination.

Comparison of the Existing Agreement and New Investment Advisory Agreement

Subject to a few exceptions discussed below, the terms of the New Investment Advisory Agreement, including (i) the investment management services to be provided by the New Investment Adviser thereunder, (ii) the indemnification provisions thereunder and (iii) the provisions regarding termination and amendment, are substantially identical to those of the Existing Agreement.

The following table sets forth a comparison of the advisory fees to be paid under the New Investment Advisory Agreement and the advisory fees currently paid under the Existing Agreement:

Advisory Fees	Existing Agreement	New Investment Advisory Agreement
Base Management Fee	A quarterly rate of 0.5% (2.0% annualized) calculated based on the average value of TPIC’s gross assets at the end of each calendar quarter, and appropriately adjusted for any share issuances or repurchases during any such quarter.	A quarterly rate of 0.4375% (1.75% annualized) calculated based on the average value of FLEX’s total assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter.

Subordinated Incentive Fee on Income	None	20.0% on FLEX’s pre-incentive fee net investment income, subject to a quarterly fixed preferred return of 1.5% (6.0% annualized) and a “catch up” feature.
Incentive fee on Capital Gains	20.0% payable quarterly in arrears on realized capital gains, if any, on a cumulative basis from inception, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees.	20.0% payable annually on realized capital gains, if any, for the calendar year, computed net of all realized capital losses and unrealized capital depreciation at the year end.

Other than the different fee structures, discussed above, the Existing Agreement and the New Investment Advisory Agreement are substantially similar in all material respects. The advisory services to be provided by the TPIC Investment Adviser and the New Investment Adviser thereunder are also substantially similar. In addition, both agreements are for an initial period of two years and thereafter continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (a) the vote of the applicable company’s board of directors or by the vote of a majority of the outstanding voting securities of such company and (b) the vote of the applicable company’s independent directors. Each agreement may be terminated (i) upon 60 days’ written notice, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the applicable company or by the vote of the applicable company’s board of directors or (ii) by the applicable investment adviser upon 120 days’ written notice. The Existing Agreement provides that all disputes under that agreement will be governed by the laws of the State of California and that the federal and state courts located in Los Angeles, California will have exclusive jurisdiction over any disputes under the Existing Agreement. The New Investment Advisory Agreement provides that all disputes under that agreement will be governed by the laws of the State of New York and that the federal and state courts located in New York, New York will have exclusive jurisdiction over any disputes under the New Investment Advisory Agreement.

Incentive Fees under the New Investment Advisory Agreement

FLEX will pay the New Investment Adviser a fee for its services under the New Investment Advisory Agreement consisting of two components—a base management fee and an incentive fee. The cost of both the base management fee payable to the New Investment Adviser and any incentive fees it earns will ultimately be borne by FLEX’s stockholders.

Subordinated Incentive Fee on Income. The first part of the incentive fee, which is referred to as the subordinated incentive fee on income, will be calculated and payable quarterly in arrears based upon FLEX’s “pre-incentive fee net investment income” for the immediately preceding calendar quarter. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and distribution cash flows from equity investments and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that FLEX receives) accrued during the calendar quarter, minus FLEX’s operating expenses for the quarter (including the base management fee, expenses reimbursed under the New Investment Advisory Agreement and the New Administration Agreement, any interest expense and dividends paid on any issued and outstanding preferred shares, but excluding the organization and offering expenses and subordinated incentive fee on income). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that FLEX has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of FLEX’s net assets at the end of the immediately preceding calendar quarter, will be compared to a preferred return, or “hurdle,” of 1.5% per quarter (6.0% annualized)  and a “catch-up” feature measured as of the end of each calendar quarter. Operating expenses are included in the calculation of the subordinated incentive fee.

FLEX will pay the New Investment Adviser a subordinated incentive fee on income for each calendar quarter as follows:

●	No incentive fee is payable to the New Investment Adviser in any calendar quarter in which FLEX’s pre-incentive fee net investment income does not exceed the preferred return rate of 1.5%.

●	100% of FLEX’s pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the preferred return but is less than or equal to 1.875% in any calendar quarter (7.5% annualized). FLEX refers to this portion of FLEX’s pre-incentive fee net investment income (which exceeds the preferred return but is less than or equal to 1.875%) as the “catch-up.” The effect of the “catch-up” provision is that, if FLEX’s pre-incentive fee net investment income reaches 1.875% in any calendar quarter, the New Investment Adviser will receive 20.0% of FLEX’s pre-incentive fee net investment income as if a preferred return did not apply.

●	20.0% of the amount of FLEX’s pre-incentive fee net investment income, if any, that exceeds 1.875% in any calendar quarter (7.5% annualized) is payable to the New Investment Adviser. This reflects that once the preferred return is reached and the catch-up is achieved, 20.0% of all pre-incentive fee net investment income thereafter is allocated to the New Investment Adviser.

The following is a graphical representation of the calculation of the subordinated incentive fee on income:

Quarterly Subordinated Incentive Fee on Income

Pre-incentive fee net investment income

(expressed as a percentage of the value of FLEX’s net assets at the end of the immediately preceding calendar quarter)

Percentage of pre-incentive fee net investment income allocated to incentive fee

These calculations will be appropriately prorated for any period of less than three months.

Example: Subordinated Incentive Fee on Income for Each Calendar Quarter

Scenario 1

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%

Fixed preferred return(1) = 1.5%

Base management fee(2) = 0.4375%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%

Pre-incentive fee net investment income

(investment income - (base management fee + other expenses)) = 0.6125%

Pre-incentive fee net investment income does not exceed the fixed preferred return rate, therefore there is no subordinated incentive fee on income payable.

Scenario 2

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.5%

Fixed preferred return(1) = 1.5%

Base management fee(2) = 0.4375%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%

Pre-incentive fee net investment income

(investment income - (base management fee + other expenses)) = 1.8625%

Subordinated incentive fee on income = 100% × pre-incentive fee net investment income (subject to fixed preferred return and “catch-up”)(4)

= 100% × (1.8625% - 1.5%)

= 0.3625%

Pre-incentive fee net investment income exceeds the fixed preferred return rate, but does not fully satisfy the “catch-up” provision, therefore the subordinated incentive fee on income is 0.3625%.

Scenario 3

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.5%

Fixed preferred return(1) = 1.5%

Base management fee(2) = 0.4375%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%

Pre-incentive fee net investment income

(investment income - (base management fee + other expenses)) = 2.8625%

Catch up = 100% × pre-incentive fee net investment income (subject to “catch-up”)(4)

Subordinated incentive fee on income = 100% × “catch-up” + (20.0% × (pre-incentive fee net investment income - 1.875))

Catch up     = 1.875% - 1.5%

= 0.375%

Subordinated incentive fee on income = (100% × 0.375%) + (20.0% × (2.8625% - 1.875%))

= 0.375% + (20% × 0.9875%)

= 0.375% + 0.1975%

= 0.5725%

Pre-incentive fee net investment income exceeds the fixed preferred return and fully satisfies the “catch-up” provision, therefore the subordinated incentive fee on income is 0.5725%.

(1)	Represents the quarterly preferred return rate of 1.5%, or 6.0% on an annualized basis.
(2)	Represents the quarterly base management fee rate of 0.4375%, or 1.75% on an annualized basis.
(3)	Excludes organizational and offering expenses.
(4)	The “catch-up” provision is intended to provide the New Investment Adviser with an incentive fee of 20.0% on all pre-incentive fee net investment income when FLEX’s net investment income exceeds 1.875% in any calendar quarter.
*	The returns shown are for illustrative purposes only. There is no guarantee that positive returns will be realized and actual returns may vary from those shown in the examples above.

Capital Gains Incentive Fee. The second part of the incentive fee, the capital gains incentive fee, is determined and payable in arrears as of the end of each calendar year (or upon termination of the New Investment Advisory Agreement, as of the termination date), and equals 20.00% of FLEX’s realized capital gains for the calendar year, if any, computed net of all realized capital losses and unrealized capital depreciation at the end of such year. In determining the capital gains incentive fee payable to the New Investment Adviser, FLEX will calculate the aggregate realized capital gains, aggregate realized capital losses and aggregate unrealized capital depreciation, as applicable, with respect to each investment that has been in FLEX’s portfolio. For the purpose of this calculation, an “investment” is defined as the total of all rights and claims which may be asserted against a portfolio company arising from FLEX’s participation in the debt, equity, and other financial instruments issued by that company. Aggregate realized capital gains, if any, equal the sum of the differences between the aggregate net sales price of each investment and the aggregate amortized cost basis of such investment when sold or otherwise disposed. Aggregate realized capital losses equal the sum of the amounts by which the aggregate net sales price of each investment is less than the aggregate amortized cost basis of such investment when sold or otherwise disposed. Aggregate unrealized capital depreciation equals the sum of the differences, if negative, between the aggregate valuation of each investment and the aggregate amortized cost basis of such investment as of the applicable calendar year-end. At the end of the applicable calendar year, the amount of capital gains that serves as the basis for FLEX’s calculation of the capital gains incentive fee involves netting aggregate realized capital gains against aggregate realized capital losses on a since-inception basis and then reducing this amount by the aggregate unrealized capital depreciation. If this number is positive, then the capital gains incentive fee payable is equal to 20.00% of such amount, less the aggregate amount of any capital gains incentive fees paid since inception. Operating expenses are not taken into account when determining capital gains incentive fees.

Payment of FLEX’s Expenses

FLEX’s primary operating expenses will be the payment of advisory fees and other expenses under the New Investment Advisory Agreement and the New Administration Agreement, and other expenses necessary for FLEX’s operations. FLEX’s board of directors will monitor payments FLEX makes to its affiliates for compliance with the 1940 Act. FLEX’s investment advisory fee will compensate the New Investment Adviser for its work in identifying, evaluating, negotiating, executing, monitoring and servicing FLEX’s investments. FLEX bears all other expenses of FLEX’s operations and transactions, including (without limitation) fees and expenses relating to:

●	corporate and organizational expenses relating to offerings of FLEX’s shares, subject to limitations included in the New Investment Advisory Agreement;

●	the cost of calculating FLEX’s net asset value, including the cost of any third-party valuation services;

●	the cost of effecting sales and repurchases of FLEX’s shares and other securities;

●	investment advisory fees and other expenses under the New Investment Advisory Agreement;

●	fees payable to third parties relating to, or associated with, making investments and valuing investments, including fees and expenses associated with performing due diligence reviews of prospective investments;

●	research and market data expenses including, without limitation, news and quotation equipment and services and; computer software specific to FLEX’s business;

●	transfer agent and custodial fees;

●	fees and expenses associated with marketing efforts;

●	federal and state registration fees, and costs related to listing FLEX’s securities on any securities exchange;

●	federal, state and local taxes;

●	independent directors’ fees and expenses;

●	costs of proxy statements, stockholders’ reports and notices;

●	fidelity bond, directors and officers/errors and omissions liability insurance and other insurance premiums;

●	direct costs such as printing, mailing, long distance telephone and staff;

●	fees and expenses associated with accounting, independent audits and outside legal costs;

●	costs associated with FLEX’s reporting and compliance obligations under the 1940 Act and applicable federal securities laws, including compliance with the Sarbanes-Oxley Act;

●	brokerage commissions for the purchase and sale of FLEX’s investments;

●	other expenses incurred in connection with providing investor relations support and related back-office services; and

●	all other expenses incurred by Prospect Administration or FLEX in connection with administering FLEX’s business, including expenses incurred by Prospect Administration in performing administrative services for FLEX, including rent and the reimbursement of the compensation of FLEX’s chief financial officer, chief compliance officer, treasurer and secretary and other administrative personnel paid by Prospect Administration, subject to the limitations included in the New Administration Agreement.

Certain Board Considerations Regarding the Approval of the New Investment Advisory Agreement

In anticipation of the Merger, TPIC’s board of directors held an in-person meeting on August 17, 2018 for purposes of, among other things, discussing matters relating to the Merger and the Merger Agreement and considering whether it would be in the best interests of TPIC to approve the New Investment Advisory Agreement, which will take effect following completion of the Merger. At such in-person board meeting, TPIC’s board of directors, including the independent directors, approved the New Investment Advisory Agreement on behalf of TPIC and recommended that its stockholders approve the New Investment Advisory Agreement for the reasons set forth below.

In reaching the conclusion that the approval of the New Investment Advisory Agreement is in the best interests of TPIC following completion of the Merger, TPIC’s board of directors reviewed information prepared for TPIC’s board of directors for this purpose and considered the terms of the Merger and its impact on, among other things: the governance structure of the New Investment Adviser; the strategic plans for the New Investment Adviser; the operation of TPIC as FLEX following completion of the Merger; the nature, extent and quality or level of services to be provided by the New Investment Adviser under the New Investment Advisory Agreement; key personnel of the New Investment Adviser that are expected to provide the services under the New Investment Advisory Agreement and the compensations or incentive arrangements to retain such personnel; the New Investment Adviser’s capital structure; the regulatory requirements applicable to the New Investment Adviser or combined surviving company’s operations; FLEX’s fees and expenses; and such other factors as TPIC’s board of directors and the independent directors deemed relevant to their decision.

In approving the New Investment Advisory Agreement, TPIC’s board of directors, including a majority of the independent directors, made the following determinations:

●           Nature, Extent and Quality of Services. In evaluating the nature, quality and extent of the services expected to be provided by the New Investment Adviser under the New Investment Advisory Agreement, TPIC’s board of directors concluded that no diminution in the nature, quality and extent of services currently provided to TPIC and its stockholders by the TPIC Investment Adviser is expected as a result of the Merger. In making their determination, TPIC’s board of directors considered, among other things: the expected impact of the Merger on the operations, facilities, organization and personnel of the New Investment Adviser; the ability of the New Investment Adviser to perform its duties after the Merger, including any changes to the level or quality of services currently provided to TPIC; the potential implications of any additional regulatory requirements imposed on the New Investment Adviser or TPIC, as FLEX, following the Merger; and any anticipated changes to the existing investment and other practices of TPIC. The board noted that the terms of the New Investment Advisory Agreement, other than the fees and expenses payable thereunder, are substantially similar to those of the Existing Agreement, and that the changes in fees were appropriate given the changes to the investment strategy following the completion of the Merger. TPIC’s board of directors considered that the services to be provided and the standard of care under the New Investment Advisory Agreement are the same as the Existing Agreement. TPIC’s board of directors recognized that the transaction was not expected to result in a change to the nature, extent or quality of services. TPIC’s board of directors also recognized that while two senior executives of the TPIC Investment Adviser will be departing, the New Investment Adviser’s investment personnel will bring extensive investment experience and knowledge of TPIC’s and FLEX’s business, which will inure to the benefit of TPIC and its stockholders.

TPIC’s board of directors also considered the New Investment Adviser’s governance structure and noted that the New Investment Adviser is a registered investment adviser with the SEC and that the New Investment Adviser, together with its affiliates, offers investment advisory services to other similar clients, including other U.S. registered investment companies and BDCs.

In considering the implications of the Merger, TPIC’s board of directors also recognized the reputation and size of Prospect Capital Management and the benefits that may bring to TPIC, its stockholders and the New Investment Adviser. In this regard, TPIC’s board of directors recognized, among other things, that the increased resources and support that may be available to the New Investment Adviser and TPIC, as FLEX, from Prospect Capital Management may reinforce and enhance the New Investment Adviser’s ability to provide quality services to TPIC, as FLEX, and to invest further into its infrastructure. TPIC’s board of directors considered the New Investment Adviser’s ability to leverage its financial resources, relationships and brand in order to build TPIC, as FLEX, into a premier middle market origination and investment platform. TPIC’s board of directors also noted that the New Investment Adviser does not anticipate that the Merger will have any adverse effect on the performance of its obligations under the New Investment Advisory Agreement.

Based on their review, TPIC’s board of directors determined that the expected nature, extent and quality of services to be provided to TPIC, as FLEX, under the New Investment Advisory Agreement were satisfactory and supported approval of the New Investment Advisory Agreement.

●          Investment Performance. TPIC’s board of directors reviewed the investment performance of TPIC and other clients advised by the New Investment Adviser’s investment personnel. TPIC’s board of directors also discussed in detail the performance of the private and registered closed-end funds currently managed by the personnel of the New Investment Adviser. There can be no assurance that past performance will be indicative of future performance.

●         Costs of the Services Provided by the New Investment Adviser. As noted above, the terms of the New Investment Advisory Agreement are substantially similar to those of the Existing Agreement, other than certain changes with respect to the fee structure. TPIC’s board of directors believes that the changes to the fee structure are appropriate given the anticipated changes to the investment strategy following the Merger. The changes to the fee structure consist primarily of a reduction in the base management fee (from 2.0% to 1.75% of assets under management) and the charging of a subordinated incentive fee on income. The changes to the fee structure resulted primarily from the differences in the investment strategies of TPIC and FLEX. TPIC’s investment strategy focused primarily on private equity investments, which are not income oriented investments but instead generate capital gains upon the sale of the investments. By contrast, FLEX’s investment strategy will be focused primarily on income-producing investments. The New Investment Adviser will be charging FLEX a subordinated incentive fee on income in order to account for this change in investment strategy. TPIC’s board of directors believes that the fee structure under the New Investment Advisory Agreement will fairly compensate the New Investment Adviser for the services it provides and adequately incentivize the New Investment Adviser to maximize returns to TPIC, as FLEX, and its stockholders.

●          Economies of Scale. TPIC’s board of directors considered information about the potential for TPIC’s stockholders to experience economies of scale as TPIC, as FLEX, grows in size and considered that the investment strategies of TPIC are expected to change as a result of the Merger, and, accordingly, that the New Investment Adviser may present the opportunity for economies of scale previously unavailable to TPIC. The New Investment Adviser may seek to have TPIC, as FLEX, and one or more other investment accounts managed by the New Investment Adviser or any of its affiliates participate in an investment opportunity. The New Investment Adviser has received an exemptive order from the SEC that will provide TPIC, as FLEX, the ability to negotiate terms other than price and quantity of co-investment transactions with other funds managed by the New Investment Adviser or certain affiliates, including Prospect Capital Corporation and Priority Income Fund, Inc., subject to the conditions included therein.

●          Profitability of the New Investment Adviser. TPIC’s board of directors recognized that it is difficult to predict with any degree of certainty the New Investment Adviser’s profitability after the Merger. However, given that the services and costs of personnel under the New Investment Advisory Agreement are substantially similar to that under the Existing Agreement and that following the Merger and the adoption of the New Investment Advisory Agreement, the fee structure would be in line with the fee structures of investment advisers to many of TPIC’s BDC competitors, TPIC’s board of directors determined that, based on information available to TPIC’s board of directors, the New Investment Adviser’s profitability with respect to managing TPIC, as FLEX, should not be unreasonable in relation to the nature, extent and quality of the services to be provided.

●          Limited Potential for Additional “Fall Out” Benefits Derived by the New Investment Adviser. TPIC’s board of directors noted that the considerations regarding the potential for the New

Investment Adviser and its affiliates to derive additional “fall out” benefits, such as soft dollar arrangements with brokers, as a result of the New Investment Adviser’s relationship with TPIC, as FLEX, were not expected to change as a result of the Merger from those considerations applicable to the TPIC Investment Adviser prior to the Merger.

Based on its evaluation of all the factors it deemed material, including the information reviewed as described above and the discussions of the independent directors with independent outside counsel during the executive session, TPIC’s board of directors, including the independent directors, determined that the fee provisions under the New Investment Advisory Agreement and the overall arrangements between TPIC, as FLEX, and the New Investment Adviser are fair and reasonable in light of the nature, extent and quality of the services to be provided, and approved the New Investment Advisory Agreement as being in the best interests of TPIC.

In view of the wide variety of factors that TPIC’s board of directors considered in connection with its evaluation of the New Investment Advisory Agreement, it is not practical to quantify, rank or otherwise assign relative weights to the specific factors it considered in reaching its decision. TPIC’s board of directors did not undertake to make any specific determination as to whether any particular factor, or any aspect of any particular factor, was favorable or unfavorable to the ultimate determination of TPIC’s board of directors. Rather, TPIC’s board of directors based its approval on the totality of information presented to, and the investigation conducted by, it. In considering the factors discussed above, individual directors may have given different weights to different factors.

TPIC’s board of directors then directed that the New Investment Advisory Agreement be submitted to TPIC’s stockholders for approval with TPIC’s board of directors’ recommendation that TPIC’s stockholders vote to approve the New Investment Advisory Agreement.

Appointment of prospect Administration LLC as administrator

In connection with the Merger, FLEX will enter into a new administration agreement with Prospect Administration (the “New Administration Agreement”) under which Prospect Administration, among other things, will provide (or oversee, or arrange for the provision of) administrative services and facilities for FLEX. For providing these services, FLEX will reimburse Prospect Administration for its allocable portion of overhead incurred by Prospect Administration in performing its obligations under the New Administration Agreement, including rent and its allocable portion of the costs of FLEX’s chief financial officer and chief compliance officer and their respective staffs and other administrative support personnel. Under the New Administration Agreement, Prospect Administration will furnish FLEX with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Prospect Administration will also perform, arrange, or oversee the performance of, FLEX’s required administrative services, which include, among other things, being responsible for the financial records that FLEX is required to maintain and preparing reports to its stockholders and reports filed with the SEC. In addition, Prospect Administration will assist FLEX in determining and publishing its net asset value, overseeing the preparation and filing of its tax returns and the printing and dissemination of reports to its stockholders, and generally oversee the payment of its expenses and the performance of administrative and professional services rendered to FLEX by others. After identifying those whole and partial portions of its internal and external costs and expenses incurred by Prospect Administration to provide administrative services to FLEX (e.g., personnel (compensation and overhead), infrastructure, vendors, etc.) and that are reimbursable under the New Administration Agreement, Prospect Administration will allocate to FLEX all such costs and expenses not previously reimbursed to Prospect Administration by it. FLEX’s payments to Prospect Administration for these allocated costs and expenses are periodically reviewed by FLEX’s board of directors, which oversees the allocation of the foregoing costs and expenses. The New Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. Prospect Administration is an affiliate of Prospect Capital Management and the New Investment Adviser.

FLEX’s board of directors will monitor payments FLEX makes to its affiliates for compliance with the 1940 Act.

Indemnification

The New Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Prospect Administration and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from FLEX for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Prospect Administration’s services under the New Administration Agreement or otherwise as FLEX’s administrator.

Appointment of Sub-Administrators

Prospect Administration will have the authority to engage sub-administrators in connection with its provision of the administrative services of FLEX. The TPIC Administrator will serve as such a sub-administrator; provided, however, that Prospect Administration shall remain responsible to FLEX with respect to its duties and obligations set forth in the New Administration Agreement. Accordingly, under a separate sub-administration services agreement (the “Sub-Administration Agreement”), the New Administrator expects to delegate certain administrative functions to the TPIC Administrator, at a maximum annual rate, payable by FLEX, not to exceed $200,000. The TPIC Administrator, at FLEX’s expense, expects to further delegate certain administrative functions to SS&C Technologies, Inc.

The Sub-Administration Agreement will (i) be entered into by and among FLEX, the TPIC Administrator and Prospect Administration, (ii) comply with applicable requirements of the 1940 Act and other applicable federal and state laws and (iii) contain a provision requiring the TPIC Administrator to comply with certain records and compliance requirements as if it were the Administrator.

It is anticipated that the TPIC Administrator will provide the following services pursuant to the Sub-Administration Agreement: weekly reporting to Prospect Administration with respect to FLEX’s daily cash reports, trade settlements and capital raise reports; monthly reporting to Prospect Administration with respect to FLEX’s dividend payment, interest payment and investment status; quarterly reporting to Prospect Administration with respect to FLEX’s net asset value, advisory fees and valuation reports; preparing certain annual and quarterly financial statements; and preparing FLEX board of director meeting materials.

The Sub-Administration Agreement is expected to remain in effect for one year from the date of its effective date, and thereafter continue from year to year, but only so long as such continuance is specifically approved by FLEX’s board of directors.  The Sub-Administration Agreement may be terminated at any time, without payment of any penalty, by each of FLEX, Prospect Administration or the TPIC Administrator upon 60 days’ written notice to the other parties to the Sub-Administration Agreement.

The Sub-Administration Agreement will provide that, absent willful misfeasance, bad faith or gross negligence in the performance of the TPIC Administrator’s duties under the Sub-Administration Agreement or reckless disregard of its duties and obligations thereunder, the TPIC Administrator and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it will be entitled to indemnification by Prospect Administration for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the provision of services by the TPIC Administrator under the Sub-Administration Agreement.

Board of Directors Review of Reimbursable Costs and Expenses

FLEX’s board of directors will review the services, quality of service as well as the aggregate costs and expenses reimbursed to Prospect Administration and the TPIC Administrator in connection with its annual review of the New Investment Advisory Agreement pursuant to Section 15(c) of the 1940 Act.

ACCOUNTING TREATMENT

The Merger will be accounted for as an acquisition of PWAY by TPIC under ASC 805-10, Business Combinations. The acquisition method of accounting requires an acquirer to recognize the assets acquired, the liabilities assumed and any noncontrolling interest in the acquiree based on their fair values as of the date of acquisition. For accounting purposes, TPIC will be the acquirer and will make such determinations. If the total acquisition date fair value of the identifiable net assets acquired exceeds the fair value of the consideration transferred, the excess will be recognized as a gain.

The final allocation of the purchase price will be determined after the Merger is completed and after completion of a final analysis to determine the estimated fair value of PWAY’s investment portfolio and its net asset value. Accordingly, the final purchase accounting adjustments and integration charges may be materially different from the pro forma adjustments presented in this document. Increases or decreases in the estimated fair values of the net assets, commitments, and other items of PWAY as compared to the information shown in this document may change the amount of the purchase price recognized as income in accordance with ASC 805-10.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER

The following discussion summarizes certain material U.S. federal income tax consequences of the Merger, including an investment in FLEX common stock, that are applicable to you as a PWAY stockholder. It is based on the Code, applicable U.S. Treasury regulations, judicial authority and administrative rulings and practice, all as of the date of this joint proxy statement and prospectus and all of which are subject to change, including changes with retroactive effect. The discussion below does not address any state, local or foreign tax consequences of the Merger. Your tax treatment may vary depending upon your particular situation. You also may be subject to special rules not discussed below if you are a certain kind of PWAY stockholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or a political subdivision thereof; a holder of PWAY Common Stock as part of a hedge, straddle or conversion transaction; a person or entity that does not hold PWAY Common Stock as a capital asset at the time of the Merger; or an entity taxable as a partnership for U.S. federal income tax purposes (or a holder of interests in such a partnership).

For purposes of this discussion, a “U.S. stockholder” is a beneficial owner of PWAY Common Stock, TPIC Common Stock or FLEX common stock who is for U.S. federal income tax purposes: (1) a citizen or individual resident of the United States; (2) a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia; (3) a trust, if a court within the United States has primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or (4) an estate the income of which is subject to U.S. federal income taxation regardless of its source. A “non-U.S. stockholder” is a beneficial owner of PWAY Common Stock, TPIC Common Stock or FLEX common stock who is for U.S. federal income tax purposes a person other than: (1) a U.S. stockholder and (2) a partnership.

PWAY and TPIC have not requested, and will not request, an advance ruling from the Internal Revenue Service, or the IRS, as to the U.S. federal income tax consequences of the Merger or any related transactions. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. You are urged to consult with your own tax advisors and financial planners as to the particular tax consequences of the Merger and the ownership and sale or other disposition of FLEX Common Stock to you, including the applicability and effect of any state, local or foreign laws and the effect of possible changes in applicable tax laws.

Tax Consequences of the Merger

It is expected that the Merger will qualify as a “reorganization” under the provisions of Section 368(a) of Code. Unless waived, it is a condition to complete the Merger that PWAY receive an opinion from Eversheds Sutherland (US) LLP, dated the closing date of the Merger, substantially to the effect that the Merger should qualify as a “reorganization” within the meaning of Section 368(a) of the Code. We refer to this condition as the “tax opinion closing condition.” An opinion is not binding on the IRS. PWAY and TPIC have not sought and will not seek any ruling from the IRS regarding any matters relating to the qualification of the Merger as a reorganization within the meaning of Section 368(a) of the Code, and as a result, there can be no assurance that the IRS will not assert, or that a court would not sustain, a position contrary to any of the conclusions set forth below.

Provided the Merger qualifies as a “reorganization” within the meaning of Section 368(a) of the Code, a PWAY stockholder exchanging shares of PWAY Common Stock for shares of TPIC Common Stock generally will not recognize gain or loss. The aggregate tax basis in the shares of TPIC Common Stock that a PWAY stockholder receives in the Merger will equal such stockholder’s aggregate adjusted tax basis in the shares of PWAY Common Stock surrendered in the exchange. A PWAY stockholder’s holding period for the shares of TPIC Common Stock that such stockholder receives in the Merger will include such stockholder’s holding period for the shares of PWAY Common Stock surrendered in the exchange.

Tax Consequences if the Merger Does Not Qualify as a Reorganization

If the Merger does not qualify as a reorganization, the receipt of TPIC Common Stock and cash in exchange for PWAY Common Stock in the Merger will be a taxable transaction. In general, in that case, if a U.S.

stockholder’s shares of PWAY Common Stock are converted into the right to receive TPIC Common Stock and cash in the Merger, such stockholder will recognize capital gain or loss for United States federal income tax purposes in an amount equal to the difference, if any, between (i) the value of the TPIC Common Stock (referred to as the amount realized) and (ii) such stockholder’s adjusted tax basis in the shares of PWAY Common Stock exchanged in the Merger. Gain or loss, as well as the holding period, will be determined separately for each block of shares (i.e., shares acquired at the same cost in a single transaction) surrendered pursuant to the Merger. Such gain or loss will be long-term capital gain or loss provided that a U.S. stockholder’s holding period for such shares is more than one year at the time of the consummation of the Merger. Long-term capital gains of individuals are generally eligible for reduced rates of taxation. The deductibility of capital losses is subject to certain limitations. The tax basis in the shares of TPIC Common Stock that a U.S. stockholder receives in the Merger will equal the value of that stock when received.

Shareholders, including Non-U.S. Shareholders should consult their tax advisors as to the tax consequences to them of the Merger failing to qualify as a tax-free reorganization under section 368(a) of the Code.

Backup Withholding

A non-corporate holder U.S. stockholder of PWAY Common Stock may be subject to information reporting and backup withholding on any cash payments received. A PWAY stockholder generally will not be subject to backup withholding, however, if such stockholder:

●	furnishes a correct taxpayer identification number, certifies that he or she is not subject to backup withholding on the substitute Form W-9 or successor form included in the election form/letter of transmittal received and otherwise complies with all the applicable requirements of the backup withholding rules; or

●	provides proof that he or she is otherwise exempt from backup withholding.

Any amounts withheld under the backup withholding rules will generally be allowed as a refund or credit against a PWAY stockholder’s U.S. federal income tax liability, provided such stockholder timely furnishes the required information to the IRS.

Distribution of Income and Gains

PWAY’s taxable year will end as a result of the Merger. PWAY is generally required to declare to its stockholders of record one or more distributions of all of its previously undistributed net investment income and net realized capital gain, including capital gain realized on any securities disposed of in connection with the Merger, in order to maintain PWAY’s treatment as a RIC until the Merger and to eliminate any U.S. federal income tax on its taxable income. However, it is not expected that PWAY will have any such undistributed income or gain and therefore it is not expected that PWAY would be required to declare any such dividends.

Moreover, if TPIC has net investment income or net realized capital gain, but has not distributed such income or gain prior to the Merger, a portion of a PWAY stockholder’s subsequent distributions attributable the TPIC Common Stock received in the Merger would be taxable to such stockholder even though such stockholder did not hold TPIC Common Stock at the time such income or gains were realized. Similarly, if , at the time of the Merger, TPIC holds appreciated securities, a PWAY stockholder that holds TPIC Common Stock received in the Merger will receive a taxable distribution of such gain when TPIC sells the appreciated securities and distributes the realized gain. TPIC has built up, or has the potential to build up, high levels of unrealized

U.S. Federal Income Taxation of an Investment in FLEX Common Stock

Tax matters are very complicated and the tax consequences to an investor of an investment in shares of FLEX common stock will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. Federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

We have elected to be taxed as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any income that we distribute to our stockholders from our tax earnings and profits. To continue to qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to obtain RIC tax treatment, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess, if any, of realized net short-term capital gain over realized net long-term capital loss, or the Annual Distribution Requirement. Even if we qualify as a RIC, we generally will be subject to corporate-level U.S. federal income tax on our undistributed taxable income and could be subject to U.S. federal excise, state, local and foreign taxes.

Taxation as a RIC

Provided that we continue to qualify as a RIC and satisfy the Annual Distribution Requirement, we will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gain (which we define as net long-term capital gain in excess of net short-term capital loss) that we timely distribute to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income of RICs unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years and on which we paid no U.S. federal income tax. We generally will endeavor in each taxable year to avoid any U.S. federal excise tax on our earnings.

In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

●	elect to be treated as a RIC;

●	meet the Annual Distribution Requirement;

●	qualify to be treated as a BDC or be registered as a management investment company under the 1940 Act;

●	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock or other securities or currencies or other income derived with respect to our business of investing in such stock, securities or currencies and net income derived from an interest in a “qualified publicly-traded partnership” (as defined in the Code), or the 90% Income Test; and

●	diversify our holdings so that at the end of each quarter of the taxable year:

●	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer (which for these purposes includes the equity securities of a “qualified publicly-traded partnership”); and

●	no more than 25% of the value of our assets is invested in the securities, other than U.S. Government securities or securities of other RICs, (i) of one issuer (ii) of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or (iii) of one or more “qualified publicly-traded partnerships,” or the Diversification Tests.

To the extent that we invest in entities treated as partnerships for U.S. federal income tax purposes (other than a “qualified publicly-traded partnership”), we generally must include the items of gross income derived by the partnerships for purposes of the 90% Income Test, and the income that is derived from a partnership (other than a “qualified publicly-traded partnership”) will be treated as qualifying income for purposes of the 90% Income Test only to the extent that such income is attributable to items of income of the partnership which would be qualifying income if realized by us directly. In addition, we generally must take into account our proportionate share of the assets held by partnerships (other than a “qualified publicly-traded partnership”) in which we are a partner for purposes of the diversification tests.

In order to meet the 90% Income Test, we may establish one or more special purpose corporations to hold assets from which we do not anticipate earning dividend, interest or other qualifying income under the 90% Income Test. Any investments held through a special purpose corporation would generally be subject to U.S. federal income and other taxes, and therefore we can expect to achieve a reduced after-tax yield on such investments.

We may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest, or issued with warrants, or, in certain cases, with increasing interest rates), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash.

Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to obtain and maintain RIC tax treatment under the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

Furthermore, a company may face financial difficulty that requires us to work-out, modify or otherwise restructure our investment in the company. Any such restructuring may result in unusable capital losses and future non-cash income. Any restructuring may also result in our recognition of a substantial amount of non-qualifying income for purposes of the 90% Income Test, such as cancellation of indebtedness income in connection with the work-out of a leveraged investment (which, while not free from doubt, may be treated as non-qualifying income) or the receipt of other non-qualifying income.

Gain or loss realized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

Our investment in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes. In that case, our yield on those securities would be decreased. Stockholders will generally not be entitled to claim a credit or deduction with respect to non-U.S. taxes paid by us.

We anticipate that the CLO vehicles in which we invest may constitute PFICs. Because we acquire shares in PFICs (including equity tranche investments in CLO vehicles that are PFICs), we may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by us to our stockholders. Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from any such excess distributions or gains. If we invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, or “QEF,” in lieu of the foregoing requirements, we will be required to include in income each year our proportionate share of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to us. Alternatively, we can elect to mark-to-market at the end of each taxable year our shares in a PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in our income. Under either election, we may be required to recognize in a year income in excess of our distributions from PFICs and our proceeds from dispositions of PFIC stock during that year, and we must distribute such income to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement.

If we hold more than 10% of the shares in a foreign corporation that is treated as a controlled foreign corporation, or “CFC,” (including equity tranche investments in a CLO vehicle treated as CFC) we may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to our pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution during such year. This deemed distribution is required to be included in the income of a U.S. Shareholder of a CFC regardless of whether the shareholder has made a QEF election with respect to such CFC. In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. Shareholders. A “U.S. Shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power of all classes of shares of a corporation. If we are treated as receiving a deemed distribution from a CFC, we will be required to include such distribution in our investment company taxable income regardless of whether we receive any actual distributions from such CFC, and we must distribute such income to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement.

Although the Code generally provides that the income inclusions from a QEF or a CFC will be “good income” for purposes of the 90% Income Test to the extent that the QEF or the CFC distribute such income to us in the same taxable year to which the income is included in our income, the Code does not specifically provide whether these income inclusions would be “good income” for this 90% Income Test if we do not receive distributions from the QEF or CFC during such taxable year. If the CLOs in which we invest do not distribute all of their earnings and profits in the current year, we may have difficulty qualify as a RIC. The IRS has issued a series of private rulings in which it has concluded that all income inclusions from a QEF or a CFC included in a RIC’s gross income would constitute “good income” for purposes of the 90% Income Test whether or not distributed currently. Such rulings are not binding on the IRS except with respect to the taxpayers to whom such rulings were issued. Accordingly, under current law, we believe that the income inclusions from a CLO that is a QEF or a CFC would be “good income” for purposes of the 90% Income Test. However, no guarantee can be made that the IRS would not assert that such income does not constitute “good income” for purposes of the 90% Income Test to the extent that we do not receive timely distributions of such income from the CLO. If such income were not considered “good income” for purposes of the 90% Income Test, we may have difficulty qualifying as a RIC.

Recently, the IRS and U.S. Treasury Department issued proposed regulations that provide that the income inclusions from a QEF or a CFC would not be good income for purposes of the 90% Income Test unless we receive a cash distribution from such entity in the same year attributable to the included income. If these regulations are finalized, we will carefully monitor our investments in CLOs to avoid disqualification as a RIC.

FATCA generally imposes a withholding tax of 30% on payments of U.S. source interest and dividends, or gross proceeds from the disposition of an instrument that produces U.S. source interest or dividends paid after December 31, 2018, to certain non-U.S. entities, including certain non-U.S. financial institutions and investment funds, unless such non-U.S. entity complies with certain reporting requirements regarding its United States account holders and its United States owners. Most CLO vehicles in which we invest will be treated as non-U.S. financial entities for this purpose, and therefore will be required to comply with these reporting requirements to avoid the 30% withholding. If a CLO vehicle in which we invest fails to properly comply with these reporting requirements, it could reduce the amounts available to distribute to equity and junior debt holders in such CLO vehicle, which could materially and adversely affect our operating results and cash flows.

Under Section 988 of the Code, gain or loss attributable to fluctuations in exchange rates between the time we accrue income, expenses, or other liabilities denominated in a foreign currency and the time we actually collect such income or pay such expenses or liabilities are generally treated as ordinary income or loss. Similarly, gain or loss on foreign currency forward contracts and the disposition of debt denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation of TPIC—Senior Securities.” Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or to avoid the excise tax, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

If we fail to satisfy the Annual Distribution Requirement or otherwise fail to qualify as a RIC in any taxable year, we will be subject to tax in that year on all of our taxable income, regardless of whether we make any distributions to our stockholders. In that case, all of such income will be subject to corporate-level U.S. federal income tax, reducing the amount available to be distributed to our stockholders. See “—Failure To Obtain RIC Tax Treatment.”

As a RIC, we are not allowed to carry forward or carry back a net operating loss for purposes of computing our investment company taxable income in other taxable years. U.S. federal income tax law generally permits RICs to carry forward net capital losses for up to eight taxable years. However, future transactions we engage in may cause our ability to use any capital loss carryforwards, and unrealized losses once realized, to be limited under Section 382 of the Code.

Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain and qualified dividend income into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause us to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions, and (vii) produce income that will not be qualifying income for purposes of the 90% Income Test. We will monitor our transactions and may make certain tax elections in order to mitigate the effect of these provisions.

As described above, to the extent that we invest in equity securities of entities that are treated as partnerships for U.S. federal income tax purposes, the effect of such investments for purposes of the 90% Income Test and the diversification tests will depend on whether or not the partnership is a “qualified publicly-traded partnership” (as defined in the Code). If the partnership is a “qualified publicly-traded partnership,” the net income derived from such investments will be qualifying income for purposes of the 90% Income Test and will be “securities” for purposes of the diversification tests. If the partnership, however, is not treated as a “qualified publicly-traded partnership,” then the consequences of an investment in the partnership will depend upon the amount and type of income and assets of the partnership allocable to us. The income derived from such investments may not be qualifying income for purposes of the 90% Income Test and, therefore, could adversely affect our qualification as a RIC. We intend to monitor our investments in equity securities of entities that are treated as partnerships for U.S. federal income tax purposes to prevent our disqualification as a RIC.

We may invest in preferred securities or other securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the expected tax treatment, it could affect the timing or character of income recognized, requiring us to purchase or sell securities, or otherwise change our portfolio, in order to comply with the tax rules applicable to RICs under the Code.

Taxation of U.S. Stockholders

Whether an investment in shares of our common stock is appropriate for a U.S. stockholder will depend upon that person’s particular circumstances. An investment in shares of our common stock by a U.S. stockholder may have adverse tax consequences. The following summary generally describes certain U.S. federal income tax consequences of an investment in shares of our common stock by taxable U.S. stockholders and not by U.S. stockholders that are generally exempt from U.S. federal income taxation. U.S. stockholders should consult their own tax advisors before making an investment in our common stock.

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is generally our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions, or, Qualifying Dividends, may be eligible for a maximum tax rate of 20%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the preferential maximum rate applicable to Qualifying Dividends or for the corporate dividends received deduction. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains that are currently generally taxable at a maximum rate of 20% in the case of individuals, trusts or estates, regardless of a U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

We may decide to retain some or all of our long-term capital gain, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its proportionate share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for his, her or its common stock. If the amount for which a shareholder is entitled to claim as a credit exceeds such shareholder’s liability for U.S. federal income tax on the deemed distribution, such excess generally may be claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for U.S. federal income tax. A stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a distribution that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the distribution in the taxable year in which the distribution is made. However, any distribution declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in any such month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the distribution was declared.

We may distribute taxable distributions that are payable in cash or shares of our common stock at the election of each stockholder. Under certain applicable IRS guidance, distributions by publicly offered RICs that are payable in cash or in shares of stock at the election of stockholders are treated as taxable distributions. The Internal Revenue Service has published guidance indicating that this rule will apply even where the total amount of cash that may be distributed is limited to no more than 20% of the total distribution. Under this guidance, if too many stockholders elect to receive their distributions in cash, the cash available for distribution must be allocated among the stockholders electing to receive cash (with the balance of the distribution paid in stock). In no event will any stockholder electing to receive cash, receive less than the lesser of (a) the portion of the distribution such stockholder has elected to receive in cash or (b) an amount equal to his, her or its entire distribution times the percentage limitation on cash available for distribution. If we decide to make any distributions consistent with this guidance that are payable in part in our stock, taxable stockholders receiving such distributions will be required to include the full amount of the distribution (whether received in cash, our stock, or a combination thereof) as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain distribution) to the extent of our current and accumulated earnings and profits for U.S. federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such distributions in excess of any cash received. If a U.S. stockholder sells the stock it receives as a distribution in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the distribution, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such distributions, including in respect of all or a portion of such distribution that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on distributions, it may put downward pressure on the trading price of our stock.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of his, her or its investment.

A U.S. stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other substantially identical shares are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. The ability to otherwise deduct capital loss may be subject to other limitations under the Code.

In general, individual U.S. stockholders currently are generally subject to a maximum U.S. federal income tax rate of 20% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from us and net gains from redemptions or other taxable dispositions of our common stock) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 21% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent tax years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

A “publicly offered regulated investment company” is a regulated investment company whose shares are either (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year. If we are not a publicly offered regulated investment company for any period, a non-corporate stockholder’s pro rata portion of our affected expenses, including our management fees, will be treated as an additional distribution to the stockholder and will be deductible by such stockholder only to the extent permitted under the limitations described below. For non-corporate stockholders, including individuals, trusts, and estates, significant limitations generally apply to the deductibility of certain expenses of a non-publicly-offered regulated investment company, including advisory fees. In particular, these expenses, referred to as miscellaneous itemized deductions, are not currently deductible through 2025, and thereafter, are deductible only to individuals to the extent they exceed 2% of such a stockholder’s adjusted gross income, and are not deductible for AMT purposes. While we anticipate that we will constitute a publicly offered regulated investment company after our first tax year, there can be no assurance that we will in fact so qualify for any of our taxable years.

We or the applicable withholding agent will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year (but no later than 75 days after the end of each calendar year), a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain as well as such other information about us necessary for the preparation of our U.S. stockholders’ federal income tax returns. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the IRS. Distributions paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to qualifying dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

We may be required to withhold U.S. federal income tax, or backup withholding from all distributions to any noncorporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and distribution income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Backup withholding tax is not an additional tax, and any amount withheld may be refunded or credited against the U.S. stockholder’s U.S. federal income tax liability, provided that proper information is timely provided to the IRS.

Under U.S. Treasury regulations, if a U.S. stockholder recognizes a loss with respect to shares of our stock of $2 million or more for a non-corporate U.S. stockholder or $10 million or more for a corporate U.S. stockholder in any single taxable year (or a greater loss over a combination of years), the stockholder must file with the IRS a disclosure statement on IRS Form 8886 (or successor form). Direct U.S. stockholders of portfolio securities in many cases are exempted from this reporting requirement, but under current guidance, stockholders of a RIC are not exempted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. U.S. stockholders should consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Stockholders

This subsection applies to non-U.S. stockholders, only. If you are not a non-U.S. stockholder, this subsection does not apply to you and you should refer to “Taxation of U.S. Stockholders,” above.

Whether an investment in our shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in our shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisors before investing in FLEX common stock.

Distributions of our investment company taxable income to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. No withholding is required and the distributions generally are not subject to U.S. federal income tax if (i) the distributions are properly reported to our stockholders as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions were derived from sources specified in the Code for such dividends and (iii) certain other requirements were satisfied. No assurance can be given as to whether any of our distributions will be reported as eligible for this exemption from withholding.

If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, we will not be required to withhold U.S. federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.)

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale or other disposition of FLEX common stock, will not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless (i) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States or (ii) in the case of an Non-U.S. individual stockholder, the stockholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the distributions or gains and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-

U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of FLEX common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to U.S. federal withholding tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with a U.S. nonresident withholding tax certificate (e.g. an IRS Form W-8BEN, IRS Form W-8BEN-E or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions, or “FFIs” unless such FFIs either (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement, or “IGA” with the United States to collect and share such information and are in compliance with the terms of such IGA and any enabling legislation or regulations. The types of income subject to the tax include U.S. source interest and dividends. While existing U.S. Treasury regulations would also require withholding on payments of the gross proceeds from the sale of any property that could produce U.S. source interest and dividends, the U.S. Treasury Department has indicated in subsequent proposed regulations its intent to eliminate this requirement. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not FFIs unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. Depending on the status of a Non-U.S. stockholder and the status of the intermediaries through which they hold their shares, Non-U.S. stockholders could be subject to this 30% withholding tax with respect to distributions on their shares and potentially proceeds from the sale of their shares. Under certain circumstances, a Non-U.S. stockholder might be eligible for refunds or credits of such taxes.

Non-U.S. stockholders may also be subject to U.S. estate tax with respect to their investment in FLEX common stock.

Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure to Obtain RIC Tax Treatment

If we were unable to obtain tax treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Distributions, including distributions of net long term capital gain, would generally be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of a stockholder’s tax basis, and any remaining distributions would be treated as a capital gain.

If we fail to meet the RIC requirements for more than two consecutive years and then seek to re-qualify as a RIC, we would be required to recognize gain to the extent of any unrealized appreciation in our assets unless we made a special election to pay corporate-level U.S. federal income tax on any such unrealized appreciation during the succeeding 10-year period.

Possible Legislative or Other Actions Affecting Tax Considerations

Prospective investors should recognize that the present U.S. federal income tax treatment of an investment in our stock may be modified by legislative, judicial or administrative action at any time, and that any such action may affect investments and commitments previously made. The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process any by the IRS and the U.S. Treasury Department, resulting in revisions of regulations and revised interpretations of established concepts as well as statutory changes. Revisions in U.S. federal tax laws and interpretations thereof could adversely affect the tax consequences of an investment in FLEX common stock.

The discussion set forth herein does not constitute tax advice, and potential investors should consult their own tax advisors concerning the tax considerations relevant to their particular situation.

DISTRIBUTIONS

Subject to its board of directors’ sole discretion and applicable legal restrictions, TPIC’s board of directors authorizes and declares a monthly distribution amount per share of TPIC’s common stock. TPIC will then calculate each stockholder’s specific distribution amount for the month using record and declaration dates, and your distributions will begin to accrue on the date the Merger is completed. From time to time, TPIC may also pay interim distributions at the discretion of TPIC’s board of directors. Each year a statement on Internal Revenue Service Form 1099-DIV (or any successor form) identifying the source of the distribution (i.e., paid from ordinary income, paid from net capital gain on the sale of securities, and/or a return of paid-in capital surplus which is a nontaxable distribution) will be mailed to TPIC’s stockholders by TPIC or the broker through which the stockholder holds its shares.

TPIC may fund its cash distributions to stockholders from any sources of funds legally available to it, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to it on account of preferred and common equity investments in portfolio companies and expense reimbursements from its investment adviser. TPIC has not established limits on the amount of funds TPIC may use from available sources to make distributions.

It is possible that a portion of the distributions TPIC makes will represent a return of capital. A return of capital generally is a return of stockholders’ investment rather than a return of earnings or gains derived from TPIC’s investment activities and will be made after deducting the fees and expenses payable in connection with TPIC’s continuous public offering, including any fees payable to its investment adviser. Moreover, a return of capital will generally not be taxable, but will reduce each stockholder’s cost basis in TPIC’s common stock, and will result in a higher reported capital gain or lower reported capital loss when the common stock on which such return of capital was received is sold. Stockholders will be notified of the sources of TPIC’s distributions (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of capital). See “Certain Material U.S. Federal Income Tax Consequences of the Merger.”

TPIC intends to make its regular distributions in the form of cash, out of assets legally available for distribution, unless stockholders elect to receive their distributions in additional shares of TPIC’s common stock under TPIC’s distribution reinvestment plan. Although distributions paid in the form of additional shares of common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, stockholders who elect to participate in TPIC’s distribution reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes. Stockholders receiving distributions in the form of additional shares of common stock will be treated as receiving a distribution in the amount of the fair market value of TPIC’s shares of common stock. If stockholders hold shares in the name of a broker or financial intermediary, they should contact such broker or financial intermediary regarding their option to elect to receive distributions in additional shares of TPIC’s common stock under TPIC’s distribution reinvestment plan in lieu of cash.

To maintain RIC tax treatment, TPIC must, among other things, distribute at least 90% of TPIC’s net ordinary income and realized net short-term capital gain in excess of realized net long-term capital loss, if any. In order to avoid certain excise taxes imposed on RICs, TPIC currently intends to distribute, or be deemed to distribute, during each calendar year an amount at least equal to the sum of (1) 98% of TPIC’s net ordinary income for the calendar year, (2) 98.2% of TPIC’s capital gain in excess of capital loss for the one-year period ending on October 31 of the calendar year and (3) any net ordinary income and net capital gain for preceding years that were not distributed during such years and on which TPIC paid no U.S. federal income tax. TPIC can offer no assurance that it will achieve results that will permit the payment of any distributions and, if TPIC issues senior securities, TPIC will be prohibited from paying distributions if doing so causes it to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of TPIC’s borrowings. See “Regulation of TPIC” and “Certain Material U.S. Federal Income Tax Consequences of the Merger.”

TPIC has adopted an “opt in” distribution reinvestment plan for its common stockholders. As a result, if TPIC makes a distribution, then stockholders will receive distributions in cash unless they specifically “opt in” to the distribution reinvestment plan so as to have their cash distributions reinvested in additional shares of TPIC’s common stock. See “TPIC Distribution Reinvestment Plan.”

TPIC’s net investment income (loss) on a tax basis for the nine months ended September 30, 2018 and 2017 was ($281,572) and ($77,447), respectively. As of September 30, 2018 and 2017, TPIC had ($1,316,612) and ($356,802), respectively, of undistributed net investment income and realized gains on a tax basis.

TPIC’s net investment income (loss) on a tax basis for the years ended December 31, 2017, 2016 and 2015 was ($192,563), $335,572, and $174,880, respectively. As of December 31, 2017, 2016 and 2015, TPIC had ($2,126,246), $32,116, and $189,124, respectively, of undistributed net investment income and realized gains on a tax basis.

The following table sets forth reconciliation between GAAP basis net investment income and tax basis net investment income for the nine months ended September 30, 2018 and 2017:

	Nine months ended September 30,
	2018	2017
GAAP basis net investment income (loss)	$(281,572)	$(77,113)
Reversal of incentive fee accrual on unrealized gains	-	(334)
Other book-tax differences	-	-
Tax-basis net investment income (loss)	$(281,572)	$(77,447)

The following table sets forth reconciliation between GAAP basis net investment income (loss) and tax basis net investment income (loss) for the years ended December 31, 2017, 2016 and 2015:

	Year Ended December 31,
	2017	2016	2015
GAAP basis net investment income	$(192,229)	$370,788	$140,492
Reversal of incentive fee accrual on unrealized gains	(334)	(35,216)	35,550
Other book-tax differences	-	-	(1,162)
Tax-basis net investment income	$(192,563)	$335,572	$174,880

The determination of the tax attributes of TPIC’s distributions is made annually as of the end of TPIC’s fiscal year based upon TPIC’s taxable income for the full year and distributions paid for the full year. The actual tax characteristics of distributions to stockholders are reported to stockholders annually on Form 1099-DIV.

As of September 30, 2018 and 2017, the components of accumulated earnings on a tax basis were as follows:

	Nine months ended September 30,
	2018	2017
Undistributed (overdistributed) ordinary income (income and short-term capital gains)	$(1,354,027)	$(421,863)
Distributable realized gains (long-term capital gains)	37,415	65,061
Net unrealized appreciation (depreciation) on investments	(1,600,956)	(1,448,359)
	$(2,917,568)	$(1,805,161)

The ($1,600,956) of net depreciation as of September 30, 2018 includes gross appreciation over amortized tax cost of $200,456 and gross depreciation under amortized tax cost of $1,801,412. The ($1,448,359) of net depreciation as of September 30, 2017 includes gross appreciation over amortized tax cost of $191,929 and gross depreciation under amortized tax cost of $1,640,288.

As of December 31, 2017, 2016 and 2015, the components of accumulated earnings on a tax basis were as follows:

	Year Ended December 31,
	2017	2016	2015
Distributable realized gains (long-term capital gains)	$65,363	$21,925	$2,192
Distributable ordinary income (income and short-term capital gains)	(677,099)	8,525	9,184
Net unrealized appreciation (depreciation) on investments	(1,514,510)	1,666	177,748
Total	$(2,126,246)	$32,116	$189,124

The aggregate cost of TPIC’s investments for U.S. federal income tax purposes totaled $13,550,047, $10,597,454, and $5,578,844 for the years ended December 31, 2017, 2016 and 2015, respectively. The aggregate net unrealized appreciation (depreciation) on investments on a tax basis was ($1,514,510), ($1,666), and ($177,748) as of December 31, 2017, 2016 and 2015, respectively.

TPIC’s distributions previously were paid quarterly in arrears. On January 15, 2015, TPIC’s board of directors declared a quarterly cash distribution for the fourth quarter of 2014 of $0.07545 per share payable on January 30, 2015, to stockholders of record as of January 20, 2015. In addition, on April 2, 2015, TPIC’s board of directors declared a cash distribution for the first quarter of 2015 of $0.116 per share payable on April 13, 2015, to stockholders of record as of April 6, 2015. Beginning April 2015, TPIC commenced the declaration and payment of monthly distributions, payable in advance, in each case, subject to the discretion of TPIC’s board of directors and applicable legal restrictions.

Subject to TPIC’s board of directors’ discretion and applicable legal restrictions, TPIC’s board of directors intends to authorize and declare a monthly distribution amount per share of TPIC’s common stock, payable in advance. TPIC will then calculate each stockholder’s specific distribution amount for the month using record and declaration dates, and your distributions will begin to accrue once the Merger is completed. The following table reflects the cash distributions per share that TPIC declared and paid on its common stock during the years ended December 31, 2017, 2016 and 2015:

	Distribution
Fiscal 2017	Per Share	Amount
January 27, 2017	$0.04000	39,407
February 24, 2017	$0.04000	41,323
March 23, 2017	$0.04000	42,513
April 27, 2017	$0.04000	44,526
May 25, 2017	$0.04000	46,364
June 23, 2017	$0.04000	47,861
July 21, 2017	$0.04000	48,678
August 29, 2017	$0.03417	44,767
September 28, 2017	$0.03417	45,500
October 26, 2017	$0.03417	46,109
November 27, 2017	$0.03370	46,685
December 26, 2017	$0.03370	47,326

Fiscal 2016
January 22, 2016	$0.04500	$25,244
February 16, 2016	$0.04500	$26,477
March 23, 2016	$0.04500	$30,271
April 21, 2016	$0.04500	$32,832
May 19, 2016	$0.04500	$34,950
June 23, 2016	$0.04500	$36,206
July 21, 2016	$0.04000	$32,318
August 25, 2016	$0.04000	$33,293
September 22, 2016	$0.04000	$33,877
October 20, 2016	$0.04000	$35,164
November 18, 2016	$0.04000	$37,327
December 20, 2016	$0.04000	$38,091

Fiscal 2015
January 20, 2015	$0.07545	$17,314
April 13, 2015	$0.11600	$28,334
April 29, 2015	$0.04000	$9,880
May 29, 2015	$0.04000	$12,634
June 29, 2015	$0.04000	$13,295
July 30, 2015	$0.04000	$13,676
August 28, 2015	$0.04000	$14,511
September 29, 2015	$0.04000	$16,287
October 22.2015	$0.04500	$19,484
November 25, 2015	$0.04500	$21,169
December 24, 2015	$0.04500	$23,491

The following table reflects the sources of the cash distributions on a tax basis that TPIC paid on its common stock during the nine months ended September 30, 2018 and 2017:

	Nine months ended September 30,
	2018		2017
Source of Distribution	Distribution Amount	Percentage	Distribution Amount	Percentage
Offering proceeds	$-	-	$-	-
Borrowings	-	-	-	-
Net investment income(1)	-	-	-	-
Short-term capital gains proceeds from the sale of assets	13,000	3%	47,998	12%
Long-term capital gains proceeds from the sale of assets	47,908	11%	-	-
Distributions from common equity (return of capital)	395,356	86%	352,941	88%
Expense reimbursement from sponsor	-	-	-	-
Total	$456,264	100%	$400,939	100%

(1)	During the nine months ended September 30, 2018 and 2017, 97.1% and 92.7%, respectively, of the Company’s gross investment income was attributable to cash income earned, and 2.9% and 7.3%, resepctively was attributable to non-cash accretion of discount and paid in-kind interest.

The following table reflects the sources of the cash distributions on a tax basis that TPIC paid on its common stock during the years ended December 31, 2017, 2016 and 2015:

	2017		2016		2015
Source of Distribution	Distribution Amount	Percentage	Distribution Amount	Percentage	Distribution Amount	Percentage
Offering proceeds	$-	-	$-	-	$-	-
Borrowings	-	-	-	-	-	-
Net investment income (prior to expense reimbursement)(1)	-	-	-	-	-	-
Short-term capital gains proceeds from the sale of assets	47,998	9%	-	-	7,002	4%
Long-term capital gains proceeds from the sale of assets	-	-	-	-	-	-
Distributions from common equity (return of capital)	493,061	91%	-	-	-	-
Expense reimbursement from sponsor	-	-	396,050	100%	183,073	96%
Total	$541,059	100%	$396,050	100%	$190,075	100%

(1)	During the year ended December 31, 2017, 93.7% of the Company’s gross investment income was attributable to cash income earned, and 6.3% was attributable to non-cash accretion of discount and paid-in-kind interest.

TPIC EXPENSE SUPPORT AGREEMENT AND FLEX EXPENSE LIMITATION AGREEMENT

TPIC Expense Support Agreement

On March 27, 2014, TPIC and the TPIC Investment Adviser entered into an expense support and conditional reimbursement agreement, which was amended and restated effective April 5, 2018. Under the TPIC ESA, as amended, the TPIC Investment Adviser, in consultation with TPIC, may pay up to 100% of both TPIC’s organizational and offering expenses and TPIC’s operating expenses, all as determined by TPIC and the TPIC Investment Adviser. The TPIC ESA is, by its terms, effective retroactively to TPIC’s inception date of April 29, 2011. As a result, the TPIC Investment Adviser has agreed to reimburse a total of $5,067,191 as of September 30, 2018, which amounts have consisted of offsets against amounts owed by TPIC to the TPIC Investment Adviser since TPIC’s inception. Of this amount, $2,438,809 has exceeded the three-year period for repayment and is no longer eligible for repayment by TPIC. The $2,628,382 that remains outstanding potentially could be subject to repayment by TPIC.

As part of the Merger, the TPIC Investment Adviser has agreed to waive any reimbursements that it may be entitled to under the existing TPIC ESA. Contemporaneous with the Merger and the termination of the investment advisory agreement with the TPIC Investment Adviser, the TPIC ESA will terminate and TPIC (and FLEX) will have no further obligations to the TPIC Investment Adviser under the TPIC ESA.

FLEX Expense Limitation Agreement

Pursuant to the Expense Limitation Agreement between FLEX and the New Investment Adviser (the “FLEX ELA”), the New Investment Adviser, in its sole discretion, may waive a portion or all of the investment advisory fees that it is entitled to receive pursuant to the New Investment Advisory Agreement in order to limit FLEX’s Operating Expenses (as defined below) to an annual rate, expressed as a percentage of FLEX’s average quarterly net assets, equal to 8.00% (the “Annual Limit”).  For purposes of the FLEX ELA, the term “Operating Expenses” with respect to FLEX, is defined to include all expenses necessary or appropriate for the operation of FLEX, including but not limited to the New Investment Adviser’s base management, any and all costs and expenses that qualify as line item “organization and offering” expenses in the financial statements of FLEX as the same are filed with the SEC and other expenses described in the New Investment Advisory Agreement, but does not include any portfolio transaction or other investment-related costs (including brokerage commissions, dealer and underwriter spreads, prime broker fees and expenses and dividend expenses related to short sales), interest expenses and other financing costs, extraordinary expenses and acquired fund fees and expenses. Upfront shareholder transaction expenses (such as sales commissions, dealer manager fees, and similar expenses) are not Operating Expenses.

Any amount waived pursuant to the FLEX ELA is subject to repayment to the New Investment Adviser (a “FLEX ELA Reimbursement”) by FLEX within the three years following the date on which the waiver was made by the New Investment Adviser. If the FLEX ELA is terminated or expires pursuant to its terms, the New Investment Adviser maintains its right to repayment for any waiver it has made under the FLEX ELA , subject to the Repayment Limitations (as defined below).

Any FLEX ELA Reimbursement can be made solely in the event that FLEX has sufficient excess cash on hand at the time of any proposed FLEX ELA Reimbursement and shall be limited to the lesser of (i) the excess of the Annual Limit applicable to such quarter over FLEX’s actual Operating Expenses for such quarter and (ii) the amount of FLEX ELA Reimbursement which, when added to FLEX’s expenses for such quarter, permits FLEX to pay the then-current aggregate quarterly distribution to its shareholders, at a minimum annualized rate of at least 6.00% (based on the gross offering prices of fund shares) (the “Distribution”) from the sum of (x) FLEX’s net investment income (loss) for such quarter plus (y) FLEX’s net realized gains (losses) for such quarter (collectively, the “Repayment Limitations”). For the purposes of the calculations pursuant to (i) and (ii) of the preceding sentence, any FLEX ELA Reimbursement will be treated as an expense of FLEX for such quarter, without regard to the GAAP treatment of such expense.  In the event that FLEX is unable to make a full payment of any FLEX ELA Reimbursements due for any applicable quarter because FLEX does not have sufficient excess cash on hand, any such unpaid amount shall become a payable of FLEX for accounting purposes and shall be paid when FLEX has sufficient cash on hand (subject to the Repayment Limitations); provided, that in the case of any FLEX ELA Reimbursements, such payment shall be made no later than the date that is three years following the end of the quarter in which the applicable waiver was made by the New Investment Adviser.

BUSINESS OF TPIC

The following is a summary of the current business operations of TPIC and a discussion of the expected business operations of the combined surviving company, FLEX, following completion of the Merger. Certain risks and uncertainties not currently known to TPIC or PWAY, as applicable, or that they currently deem to be immaterial may materially adversely affect FLEX’s, business, financial condition or operating results. See “Risk Factors.” If any of the events discussed under “Risk Factors” occur, FLEX’s business, financial condition or results of operations could be materially adversely affected.

Pre-Merger Business of TPIC

TPIC is an externally managed closed-end, non-diversified management investment company that has elected to be regulated as a BDC under the 1940 Act. TPIC has also elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC, under Subchapter M of the Code. TPIC primarily makes equity, structured equity, and debt investments in small to mid-sized private U.S. companies. Structured equity refers to derivative investment products, including convertible notes and warrants, designed to facilitate highly customized risk-return objectives. TPIC’s private equity investments generally take the form of direct investments in common and preferred equity, as well as structured equity investments such as convertible notes and warrants. TPIC is externally managed by the TPIC Investment Adviser, which is a registered investment adviser under the Advisers Act. The TPIC Investment Adviser is responsible for sourcing potential investments, conducting due diligence on prospective investments, analyzing investment opportunities, structuring investments, and monitoring TPIC’s portfolio on an ongoing basis. TFA Associates, LLC, TPIC’s affiliate, currently serves as TPIC’s administrator. Each of these companies is affiliated with the Triton Pacific Group (“Triton Pacific”), a private equity investment management firm, and its subsidiary, Triton Pacific Capital Partners, LLC (“TPCP”), a private equity investment fund management company, each focused on debt and private equity investments in small to mid-sized private companies.

TPIC’s investment objectives are to maximize its investment portfolio’s total return by generating long-term capital appreciation from its private equity investments and current income from its debt investments. TPIC intends to make both its debt and private equity investments in small to mid-sized private U.S. companies either alone or together with other private equity sponsors.

TPIC currently intends to seek to engage in a transaction, which it refers to as a “liquidity event,” within five to seven years following the completion of its offering period, whereby it will seek to provide liquidity to its investors, such as (i) a listing of its shares on a national securities exchange, (ii) the sale of all or substantially all of its assets followed by a liquidation, or (iii) a merger or other transaction approved by its board of directors in which its stockholders will receive cash or shares of another company. However, there can be no assurance that TPIC will be able to complete a liquidity event within such time frame. (TPIC defines the term “offering period” as the three-year period ending March 17, 2019, although it may, in its discretion, extend the term of the offering indefinitely.)

Post-Merger Business of FLEX

General

Following completion of the Merger, the combined surviving company, FLEX, expects to continue to be an externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. As such, FLEX will be required to comply with certain regulatory requirements, including those under the 1940 Act. In addition, FLEX has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, including after completion of the Merger, as a RIC, under Subchapter M of the Code.

FLEX’s investment objective will be to generate current income and, as a secondary objective, capital appreciation by targeting investment opportunities with favorable risk-adjusted returns. FLEX intends to meet its investment objective by primarily lending to and investing in the debt of privately-owned U.S. middle market companies, which FLEX defines as companies with annual revenue between $50 million and $2.5 billion. FLEX may on occasion invest in smaller or larger companies if an attractive opportunity presents itself, especially when there are dislocations in the capital markets. FLEX expects to focus primarily on making investments in syndicated senior secured first lien loans, syndicated senior secured second lien loans, and to a lesser extent, subordinated debt, of middle market companies in a broad range of industries. FLEX’s expects its target credit investments will typically have initial maturities between three and ten years and generally range in size between $1 million and $100 million, although the investment size will vary with the size of FLEX’s capital base. FLEX expects that the majority of its debt investments will bear interest at floating interest rates, but its portfolio may also include fixed-rate investments. FLEX expects to make its investments directly through the primary issuance by the borrower or in the secondary market.

FLEX believes the investment management team of the New Investment Adviser has a significant amount of experience in the credit business, including originating, underwriting, principal investing and loan structuring. The New Investment Adviser, through Prospect Capital Management, has access to over 106 professionals, including over 51 investment, origination and credit management professionals, and over 55 operations, marketing and distribution professionals, each with extensive experience in their respective disciplines.

FLEX expects to dynamically allocates its assets in varying types of investments based on its analysis of the credit markets, which may result in FLEX’s portfolio becoming more concentrated in particular types of credit instruments (such as senior secured loans) and less invested in other types of credit instruments. The loans in which FLEX intends to invest are often rated by a nationally recognized ratings organization, and generally carry a rating below investment grade (rated lower than “Baa3” by Moody’s Investors Service or lower than “BBB-” by Standard & Poor’s Corporation – also known as “junk bonds”). However, FLEX may also invest in non-rated debt securities.

To seek to enhance its returns, FLEX may employ leverage as market conditions permit and at the discretion of the New Investment Adviser, but in no event will leverage employed exceed the maximum amount permitted by the 1940 Act.

As part of its investment objective to generate current income, FLEX expects that at least 70% of its investments will consist primarily of syndicated senior secured first lien loans, syndicated senior secured second lien loans, and to a lesser extent, subordinated debt. FLEX expects that up to 30% of its investments will consist of other securities, including private equity (both common and preferred), dividend-paying equity, royalties, and the equity and junior debt tranches of CLOs. The senior secured loans underlying FLEX’s CLO investments are expected typically to be BB or B rated (non-investment grade, which are often referred to as “high yield” or “junk”) and in limited circumstances, unrated, senior secured loans. The CLOs include a diversified portfolio of broadly syndicated loans and do not have direct exposure to real estate or mortgages. A CLO is a special purpose vehicle (typically formed in the Cayman Islands or another similar foreign jurisdiction) formed to purchase the senior secured loans and issue rated debt securities and equity tranches and/or unrated debt securities (generally treated as equity interests). The rated debt tranches consist of long-term, financing with specified financing terms, including floating interest rates at a stated spread to LIBOR. The equity tranche represents the most junior tranche in the CLO capital structure. The equity tranche is typically not rated and is subordinated to the debt tranches. The holders of equity tranche interests are typically entitled to any cash reserves that form part of the structure at the point at which such reserves are permitted to be released. The equity tranche captures available payments at the bottom of the payment waterfall, after operational and administrative costs of the CLO and servicing of the debt securities.

As the surviving company of TPIC, FLEX will continue to intend to seek to engage in a “liquidity event,” within five to seven years following the completion of its offering period, whereby it will seek to provide liquidity to its investors, such as (i) a listing of its shares on a national securities exchange, (ii) the sale of all or substantially all of its assets followed by a liquidation, or (iii) a merger or other transaction approved by its board of directors in which its stockholders will receive cash or shares of another company. However, there can be no assurance that FLEX will be able to complete a liquidity event within such time frame. (FLEX defines the term “offering period” as the three-year period ending March 17, 2019, although it may, in its discretion, extend the term of the offering indefinitely.)

Post-Merger Business of FLEX

FLEX may grow its business and attempt to increase assets under management by pursuing growth through acquisitions of other BDCs or registered investment companies, acquisitions of critical business partners or other strategic initiatives. FLEX intends to pursue acquisitions of other businesses or financial products complementary to FLEX’s business when it believes such acquisitions can add substantial value or generate substantial returns. Over the past several years, both TPIC and PWAY have been in contact with various potential merger partners and have recently had some conversations with other funds about possible merger transactions involving FLEX. However, to date, neither TPIC nor PWAY have entered into any commitments relating to any acquisitions or other strategic transactions and there can be no assurance that any such complimentary business opportunities will be identified or that any such acquisitions will be completed.

Market Opportunity

FLEX believes that there are and will continue to be significant investment opportunities in the senior secured first lien loan and senior secured second lien loan asset classes, as well as investments in debt and equity securities of middle market companies.

Opportunity in Middle Market Private Companies

FLEX believes the middle market lending environment provides opportunities for it to meet its objective of making investments that generate attractive risk-adjusted returns as a result of a combination of the following factors:

Large Addressable Market. According to Thomson Reuters LPC, institutional leveraged loan issuance (senior secured loans and second lien secured loans) reached a record high in 2017 at approximately $919 billion. FLEX believes that there exists a large number of prospective lending opportunities for lenders, which should allow FLEX to generate substantial investment opportunities and build an attractive portfolio of investments.

Strong Demand for Debt Capital. FLEX expects that private equity firms will continue to be active investors in middle market companies. These private equity funds generally seek to leverage their investments by combining their capital with loans provided by other sources, and FLEX believes that its investment strategy positions it well to invest alongside such private equity investors. In addition, FLEX believes the large amount of uninvested capital held by funds of private equity firms, estimated by Preqin Ltd., an alternative assets industry data and research company, to be $954 billion as of September 2017, will continue to drive deal activity.

Attractive Market Segment. FLEX believes that the underserved nature of such a large segment of the market can at times create a significant opportunity for investment. In many environments, FLEX believes that middle market companies are more likely to offer attractive economics in terms of transaction pricing, up-front and ongoing fees, prepayment penalties and security features in the form of stricter covenants and quality collateral than loans to larger companies. In addition, as compared to larger companies, middle market companies often have simpler capital structures and carry less leverage, thus aiding the structuring and negotiation process and allowing FLEX greater flexibility in structuring favorable transactions.

Attractive Deal Structure and Terms

FLEX believes senior secured debt provides strong defensive characteristics. Because this debt has priority in payment among an issuer’s security holders (i.e., holders are due to receive payment before junior creditors and equityholders), they carry less potential risk than other investments in the issuer’s capital structure. Further, these investments are secured by the issuer’s assets, which may be seized in the event of a default, if necessary. They generally also carry restrictive covenants aimed at ensuring repayment before junior creditors, such as most types of unsecured bondholders, and other security holders and preserving collateral to protect against credit deterioration.

The chart below illustrates examples of the collateral used to secure senior secured first lien debt and senior secured second lien debt.

Investments in Floating Rate Debt

A large portion of the investments FLEX expects to make in middle market companies are expected to be in the form of floating rate debt instruments. These floating rate debt instruments are expected to be below investment grade. Floating rate loans have a base rate that adjusts periodically plus a spread over the base rate. The base rate is typically the three-month London Interbank Offered Rate (“LIBOR”), and resets every 30-90 days. With rates resetting in an environment where the prevailing base rate is increasing, the income stream from a floating rate instrument will increase. Syndicated floating rate debt offers certain benefits:

Adjustable coupon payment. Floating rate loans are structured so that interest rates reset on a predetermined schedule. When interest rates rise, coupon payments increase, and vice versa, with little lag time (typically 90 days or less). This feature greatly reduces the interest rate risk, or duration risk, inherent in high yield bonds, which typically never reset. Therefore, as short-term rates rise, the value of a high yield bond should decline while the value of a floating rate loan should remain stable.

Priority in event of default. In the event of a default, floating rate loans typically have a higher position in a company’s capital structure, have first claim to assets and greater covenant protection than high yield bonds. As a result, floating rate loans have generally recovered a greater percentage of value than high yield bonds. Also, the default rate for floating rate loans has historically been lower than defaults of high yield bonds.

Reduced Volatility. The return of floating rate loans has historically had a low correlation to most asset classes and a negative correlation with some asset classes. Therefore, adding floating rate loans to a portfolio should reduce volatility and risk.

Investment Strategy

FLEX’s principal focus is to invest primarily in syndicated senior secured first lien loans, syndicated senior secured second lien loans, and to a lesser extent, subordinated debt of private middle market U.S. companies in a broad range of industries. In addition, FLEX expects to invest up to 30% of its portfolio of investments in other securities, including private equity (both common and preferred), dividend-paying equity, royalties, and the equity and junior debt tranches of CLOs. The senior secured loans underlying FLEX’s CLO investments are expected typically to be BB or B rated (non-investment grade, which are often referred to as “high yield” or “junk”) and in limited circumstances, unrated, senior secured loans.

When identifying prospective portfolio companies, FLEX expects to focus primarily on the attributes set forth below, which it believes should help it generate attractive total returns with an acceptable level of risk. While these criteria provide general guidelines for FLEX’s investment decisions, FLEX cautions investors that, if FLEX believes the benefits of investing are sufficiently strong, not all of these criteria necessarily will be met by each prospective portfolio company in which FLEX chooses to invest. These attributes are:

●	Defensible market positions. FLEX seeks to invest in companies that have developed strong positions within their respective markets and exhibit the potential to maintain sufficient cash flows and profitability to service FLEX’s debt in a range of economic environments. FLEX seeks companies that can protect their competitive advantages through scale, scope, customer loyalty, product pricing or product quality versus their competitors, thereby minimizing business risk and protecting profitability.

●	Proven management teams. FLEX expects to focus on companies that have experienced management teams with an established track record of success.

●	Allocation among various issuers and industries. FLEX seeks to allocate its portfolio broadly among issuers and industries, thereby attempting to reduce the risk of a downturn in any one company or industry having a disproportionate adverse impact on the value of FLEX’s portfolio.

●	Viable exit strategy. FLEX will attempt to invest a majority of its assets in securities that may be sold in a privately negotiated over-the-counter market or public market, providing FLEX a means by which it may exit its positions. FLEX expects that a large portion of its portfolio may be sold on this secondary market for the foreseeable future, depending on market conditions. For investments that are not able to be sold within this market, FLEX intends to focus primarily on investing in companies whose business models and growth prospects offer attractive exit possibilities, including repayment of FLEX’s investments, an initial public offering of equity securities, a merger, a sale or a recapitalization, in each case with the potential for capital gains.

●	Investing in stable companies with positive cash flow. FLEX seeks to invest in established, stable companies with strong profitability and cash flows. Such companies, FLEX believes, are well-positioned to maintain consistent cash flow to service and repay FLEX’s loans and maintain growth in their businesses or market share. FLEX does not intend to invest to any significant degree in start-up companies, turnaround situations or companies with speculative business plans.

●	Private equity sponsorship. Often, FLEX will seek to participate in transactions sponsored by what it believes to be sophisticated and seasoned private equity firms. The New Investment Adviser’s management team believes that a private equity sponsor’s willingness to invest significant sums of equity capital into a company is an endorsement of the quality of the investment. Further, by co-investing with such experienced private equity firms which commit significant sums of equity capital ranking junior in priority of payment to FLEX’s debt investments, FLEX may benefit from the due diligence review performed by the private equity firm, in addition to FLEX’s own due diligence review. Further, strong private equity sponsors with significant investments at risk have the ability and a strong incentive to contribute additional capital in difficult economic times should operational or financial issues arise, which could provide additional protections for FLEX’s investments.

FLEX will be subject to certain regulatory restrictions in making its investments. FLEX has received an exemptive order from the SEC (the “Order”) granting it the ability to negotiate terms, other than price and quantity, of co-investment transactions with other funds managed by the New Investment Adviser or certain affiliates, including Prospect Capital Corporation and Priority Income Fund, Inc. FLEX may only co-invest with certain entities affiliated with the New Investment Adviser in negotiated transactions originated by the New Investment Adviser or its affiliates in accordance with the Order and existing regulatory guidance.

Potential Competitive Strengths

FLEX believes that it offers investors the following potential competitive strengths:

Established platform with seasoned investment professionals. FLEX believes it will benefit from the wider resources of the New Investment Adviser through the personnel it utilizes from Prospect Capital Management, which is focused on sourcing, structuring, executing, monitoring and exiting a broad range of investments. FLEX believes these personnel possess market knowledge, experience and industry relationships that enable them to identify potentially attractive investment opportunities in companies pursuant to FLEX’s investment strategy.

Long-term investment horizon. FLEX’s long-term investment horizon gives its greater flexibility, which FLEX believes will allow it to maximize returns on its investments. Unlike private equity and venture capital funds, FLEX is not subject to standard periodic capital return requirements. Such requirements typically stipulate that capital invested in these funds, together with any capital gains on such investment, can be invested only once and must be returned to investors after a pre-determined time period. FLEX believes its ability to make investments with a longer-term view and without the capital return requirements of traditional private investment vehicles will provide it with greater flexibility to seek investments that can generate attractive returns on invested capital.

Disciplined, income-oriented investment philosophy. The New Investment Adviser is expected to employ an investment approach focused on current income and long-term investment performance. This investment approach involves a multi-stage selection process for each investment opportunity, as well as ongoing monitoring of each investment made, with particular emphasis on early detection of deteriorating credit conditions at portfolio companies, which could result in adverse portfolio developments. This strategy is designed to maximize current income and minimize the risk of capital loss while maintaining potential for long-term capital appreciation.

Investment expertise across all levels of the corporate capital structure. The New Investment Adviser believes that its broad expertise and experience investing at all levels of a company’s capital structure will enable FLEX to manage risk while affording FLEX the opportunity for significant returns on its investments. The New Investment Adviser will attempt to capitalize on this expertise in an effort to produce and maintain an investment portfolio that will perform in a broad range of economic conditions.

FLEX generally will not be required to pay corporate-level U.S. federal income taxes on income and capital gains distributed to shareholders. As a RIC, FLEX generally will not be required to pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that it receives from its investments and timely distributes to its stockholders as dividends. Furthermore, tax-exempt investors in FLEX’s shares who do not finance their acquisition of FLEX’s shares with indebtedness should not be required to recognize unrelated business taxable income, or “UBTI,” unlike certain direct investors in master limited partnerships (“MLPs”). FLEX expects to form wholly owned taxable subsidiaries to make or hold certain investments in non-traded limited partnerships or other entities classified as partnership for U.S. federal tax purposes. Although, as a RIC, dividends received by FLEX from taxable entities and distributed to FLEX’s stockholders will not be subject to corporate-level U.S. federal income taxes, any taxable entities FLEX owns will generally be subject to federal and state income taxes on their income. As a result, the net return to FLEX on such investments that are held by such subsidiaries will be reduced to the extent that the subsidiaries are subject to income taxes.

INVESTMENT OBJECTIVES AND POLICIES OF TPIC

The following is a discussion of the current investment objectives and strategy of TPIC and the expected investment objectives and strategy of the combined surviving company, FLEX, following completion of the Merger. Certain risks and uncertainties not currently known to TPIC or PWAY, as applicable, or that they currently deem to be immaterial may materially adversely affect FLEX’s business, financial condition or operating results. See “Risk Factors.” If any of the events discussed under “Risk Factors” occur, FLEX’s business, financial condition or results of operations could be materially adversely affected.

Pre-Merger Investment Objectives and Strategy of TPIC

General

TPIC’s current investment objectives are to maximize its portfolio’s total return by generating long-term capital appreciation from its private equity investments and current income from its debt investments. TPIC seeks to meet its investment objectives by:

●	Focusing primarily on private equity investments and debt investments likely to generate current income in small and mid-sized private U.S. companies, which TPIC defines as companies with annual revenue of from $10 million to $250 million at the time of investment;

●	Leveraging the experience and expertise of the TPIC Investment Adviser, its affiliates, and the TPIC Investment Sub-Adviser in sourcing, evaluating and structuring transactions;

●	Employing extensive underwriting process which includes a review of the prospects, competitive position, financial performance, and industry dynamics of each potential portfolio company;

●	Developing TPIC’s equity portfolio through the TPIC Investment Adviser’s Value Enhancement Program; and

●	Maintaining a well-balanced portfolio consisting of both equity and debt investments with variable risk-reward profiles.

TPIC intends to be active in both equity and debt investing. TPIC will seek to enhance its investors’ overall returns through long-term capital appreciation of its private equity investments while providing current income to TPIC’s investors through its debt investments. TPIC will be opportunistic in its investment approach, allocating its investments between equity and debt, depending on investment opportunities and market conditions.

The risk-reward profiles of the companies TPIC evaluates and the TPIC Investment Adviser’s assessment of the investment characteristics of each investment in each company’s capital structure or “capital stack,” are as set forth below.

Depending on the amount of capital TPIC raises in its offering and subject to subsequent changes in its capital base, TPIC expects that its investments will generally range between $250,000 and $10 million per portfolio company, although this range may vary due to a number of factors, including the size of TPIC’s capital base. Prior to raising sufficient capital to finance investments in this range and as a strategy to manage excess cash, TPIC may make smaller and differing types of investments in, for example, high quality debt securities, and other public and private yield-oriented equity and debt securities, directly and through the TPIC Investment Sub-Adviser. Currently, TPIC’s portfolio consists primarily of high quality debt securities, however, TPIC anticipates that private equity will constitute a larger portion of its portfolio as its capital base increases.

TPIC will generally source its private equity investments through third-party intermediaries, including other broker-dealers, registered investment advisers, consultants and other joint venture parties. TPIC will generally source its debt investments primarily through the TPIC Investment Adviser and the TPIC Investment Sub-Adviser. TPIC will invest only after it conducts a thorough evaluation of the risks and strategic opportunities of an investment and a price (or interest rate in the case of debt investments) has been established that reflects the intrinsic value of the investment opportunity. TPIC will endeavor to identify the best exit strategy for each private equity investment, including methodology (for example, a sale, company redemption, or public offering) and an appropriate time horizon. TPIC will then attempt to influence the growth and development of each portfolio company accordingly to maximize its potential return on investment using such exit strategy or another strategy that may become preferable due to changing market conditions. TPIC anticipates that the holding period for most of its private equity investments will range from four to six years, but TPIC will be flexible in order to take advantage of market opportunities or to overcome unfavorable market conditions.

TPIC intends to generate the majority of its current income by investing in debt investments, including senior secured loans, second lien secured loans and, to a lesser extent, subordinated loans of small to mid-sized private U.S. companies. TPIC may purchase interests in loans through secondary market transactions in the “over-the-counter” market for institutional loans or directly from its’s target companies as primary market investments. In connection with its debt investments, TPIC may on occasion receive equity interests such as warrants or options as additional consideration.

As a BDC, TPIC is subject to certain regulatory restrictions in making its investments. For example, TPIC currently will not be permitted to co-invest in transactions originated by affiliates of the TPIC Investment Adviser unless TPIC obtains an exemptive order from the SEC and the transaction conforms with the terms of that order. TPIC has applied for an exemptive order for co-investments with its affiliates, however there is no assurance that an exemptive order will be granted, and in either instance conflicts of interests with affiliates of the TPIC Investment Adviser might exist. Should such conflicts of interest arise, TPIC and the TPIC Investment Adviser have developed written policies and procedures for dealing with such conflicts which require the TPIC Investment Adviser to (i) execute such transactions for all of the participating investment accounts, including TPIC’s, on a fair and equitable basis, taking into account such factors as the appropriateness of an investment for each party concerned, the relative amounts of capital available from each such party for new investments, the then-current investment objectives and portfolio positions of each party, and any other factors deemed appropriate and (ii) endeavor to obtain the advice of personnel of the TPIC Investment Adviser not directly involved with the investment giving rise to the conflict as to such appropriateness and other factors as well as the fairness to all parties of the investment and its terms. TPIC intends to make all of its investments in compliance with the 1940 Act and in a manner that will not jeopardize its status as a BDC or RIC.

As a BDC, TPIC is permitted under the 1940 Act to borrow funds to finance portfolio investments. To enhance its opportunity for gain, TPIC intends to employ leverage as market conditions permit. The 1940 Act generally prohibits TPIC from incurring indebtedness unless immediately after such borrowing it has an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of TPIC’s assets). However, recent legislation has modified the 1940 Act by allowing a BDC to increase the maximum amount of leverage it may incur from an asset coverage ratio of 200% to an asset coverage ratio of 150%, if certain requirements are met. Under the legislation, TPIC is allowed to increase its leverage capacity if stockholders representing at least a majority of the votes cast, when quorum is met, approve a proposal to do so. If TPIC receives stockholder approval, TPIC would be allowed to immediately increase its leverage capacity on the first day after such approval. As a condition to this leverage increase, TPIC would be required to make certain disclosures on its website and in SEC filings regarding, among other things, the receipt of approval to increase its leverage, TPIC’s leverage capacity and usage, and risks related to leverage. As a non-traded BDC, TPIC would also be required to offer to repurchase TPIC’s outstanding shares at the rate of 25% per quarter over four calendar quarters.

At a meeting held on April 18, 2018, TPIC’s board of directors, including a “required majority” (as defined in Section 57(o) of the 1940 Act) approved the application of the modified asset coverage requirements from 200% asset coverage to 150% asset coverage. As a result, and subject to certain additional disclosure requirements as well as the repurchase obligations, both as described above, the 150% minimum asset coverage ratio will apply to TPIC effective as of April 18, 2019. Pursuant to this joint proxy statement and prospectus, TPIC is seeking stockholder approval to accelerate the decrease of the required asset coverage ratio from 200% to 150%, which would give TPIC the ability to increase the amount of leverage TPIC could incur effective the day after stockholder approval is received.

The use of leverage, although it may increase returns, may also increase the risk of loss to TPIC’s investors, particularly if the level of TPIC’s leverage is high and the value of TPIC’s investments declines. For a discussion of the risks of leverage, see “Risk Factors – Risks Relating to TPIC’s and FLEX’s Business and Structure.”

Investment Process

The following chart shows the ownership structure and various entities affiliated with TPIC and the TPIC Investment Adviser:

For both TPIC’s debt and private equity investments, TPIC generally targets domestic companies for investment with revenues from $10 million to $250 million and EBITDA (earnings before interest taxes depreciation and amortization) between $1.0 million and $25 million. This segment of the market represents a large majority of the private businesses in the United States, accounting for 30.7% of the U.S. work force (representing 35 million working Americans according to the U.S. Census Bureau). In particular, TPIC believes that this market offers significant investment opportunities due to the demographic trend of baby boom generation entrepreneurs reaching retirement age.

Focus on Businesses in Mature Industries within the Lower Middle Market

TPIC primarily invests in small to mid-sized private U.S. businesses described above. TPIC believes that these companies are often overlooked by larger private equity firms and funds and have less access to the capital markets than their larger competitors. This creates an opportunity to make investments in these companies on more attractive terms than are typically present in transactions with their larger competitors. TPIC generally will invest in entrepreneurial, but established, companies with positive cash flow. TPIC will focus on businesses in “mature” industries, or industries in which growth is not dependent on a continuous cycle of new technological development, including healthcare services, business services, consumer products, specialty finance, light manufacturing, logistics and value-added distribution. TPIC may also invest in certain industries that are dependent to some degree on technological development and innovation, such as information technology and computer software.

Employ Extensive Underwriting Policies and Rigorous Portfolio Management

The TPIC Investment Adviser has developed an extensive underwriting and due diligence process which includes a review of the competitive position, financial performance, industry dynamics, and growth opportunity for each potential portfolio company. In addition, TPIC seeks to invest with management teams or other private equity sponsors who have proven capabilities in building value.

Private Equity Investment Opportunities

For private equity investment opportunities, TPIC will seek to identify companies that TPIC believes have strong management and untapped potential that can benefit from a combination of new capital and strategic relationships and TPIC’s operating expertise and guidance. While the founders of such companies have built successful enterprises, they often need additional capital, management resources and a more sophisticated operating infrastructure, and the managerial assistance that the investment personnel of the TPIC Investment Adviser can provide, to assist the company in achieving economies of scale, expanding its market share and exploiting new potential sources of revenue to achieve significant corporate growth. TPIC believes that these companies, led by appropriately motivated and incentivized management teams, can be vehicles for creating substantial value through accelerated growth and operational improvements.

Debt Investments

TPIC will seek to invest in senior secured loans, second lien secured loans, and subordinated loans and corporate bonds of established companies. Senior secured loans are situated at the top of the capital structure. Because these loans have priority in payment, they carry the least risk among all investments in a firm. Generally, TPIC’s senior secured loans are expected to have maturities of three to seven years, offer some form of amortization, and have first priority security interests in the assets of the borrower. Second lien secured loans are immediately junior to senior secured loans and have substantially the same maturities, collateral and covenant structures as senior secured loans. Second lien secured loans, however, are granted a second priority security interest in the assets of the borrower. In return for this junior ranking, second lien secured loans generally offer higher returns compared to senior secured debt. Subordinated debt investments usually rank junior in priority of payment to senior secured loans and second lien secured loans and are often unsecured, but are situated above preferred equity and common stock in the capital structure. In return for their junior status compared to first lien and second lien secured loans, subordinated loan debt investments typically offer higher returns through both higher interest rates and possible equity ownership in the form of warrants.

Value Enhancement Program

For private equity investments, TPIC will employ the TPIC Investment Adviser’s Value Enhancement Program to further develop the corporate infrastructure of portfolio companies with a view to accelerating and enhancing their “exit readiness.” The TPIC Investment Adviser’s Value Enhancement Program takes a company through a four-step process of development towards a targeted exit strategy. Specifically, when pursuing a private equity investment opportunity, each stage of the investment process presents an opportunity to create value in the prospective investment.

Stage I - Sourcing: Equity transactions are sourced primarily from intermediaries, including national, regional and local investment banks as well as local business brokers. Although some private equity groups prefer to source “proprietary” deals (i.e., non-marketed deals, without an intermediary), the TPIC Investment Adviser has found that intermediaries play a valuable role in educating sellers in the lower middle market as to the pricing realities of the market and the structural requirements of investors. TPIC’s private equity debt investments will be primarily sourced through other private equity sponsors.

The Adviser employs an extensive underwriting and due diligence process for private equity investments which includes an initial review of all prospective portfolio companies, their competitive position, financial performance and the dynamics of the industry in which they compete. TPIC will seek to invest with management teams or other private equity sponsors who have a demonstrated track record building value. Through the TPIC Investment Adviser, TPIC offers managerial assistance to TPIC’s portfolio companies, giving them access to the TPIC Investment Adviser’s investment experience, direct industry expertise and contacts, and allowing TPIC to continually monitor their progress. As part of the monitoring process, the TPIC Investment Adviser will analyze monthly and quarterly financial statements versus the previous periods and year, review financial projections, meet with management, attend board meetings, review all compliance certificates and covenants and maintain TPIC’s awareness of critical industry developments and trends.

In addition, members of the TPIC Investment Adviser have built relationships with executives in industries TPIC believes to be attractive. These executives may become a source for proprietary opportunities and may be available as industry partners to help evaluate, invest and subsequently grow the companies.

Stage II - Due Diligence: A thorough understanding and evaluation of the strategic opportunity offered by a potential investment and the risks and opportunities unique to a company and its marketplace is crucial to properly evaluate any portfolio company. This can only be achieved through an extensive due diligence process and comprehensive financial and operational analysis of the business. TPIC believes that the due diligence process is not just a financial review, but rather a comprehensive industry, operational, management, marketing, technical and legal assessment. In conducting its due diligence, the TPIC Investment Adviser may capitalize on industry partners’ expertise and relationships when relevant.

During the initial screening, the TPIC Investment Adviser will evaluate the company, assesses its management and look to identify the primary risks and opportunities. During the due diligence process, the TPIC Investment Adviser will employ an extensive checklist of potential areas that could pose problems for a portfolio company business as well as questions specific to the business and industry that have been derived from industry standards and modified by experience and the initial screening process. As part of this process, they will conduct an operational due diligence review. This may include site visits to gain an accurate impression of the business and management’s capabilities.

The decision to invest is reached by consensus among the members of the investment committee of the TPIC Investment Adviser. The TPIC Investment Adviser believes that its focus on effective internal communication and its team-based compensation structure has created an environment for a collaborative, open and complete process, and ultimately leads to better investment decisions.

Stage III – Structuring Transactions: TPIC believes that the members of the investment committee of the TPIC Investment Adviser have developed complex structuring expertise and mergers and acquisitions experience which TPIC will be able to leverage when making a portfolio company investment. The intent is to structure transactions in a manner that is fair to the existing stockholders and yet minimizes the downside risk to us. Because of the inefficiencies in the lower middle market, TPIC believes it will be able to obtain structures that offer significant risk mitigation for investors.

Stage IV - Building Companies: TPIC’s overall objective is to generate returns from its investment portfolio that provide attractive risk-reward characteristics for its investors. To meet this objective, TPIC will focus a portion of the TPIC Investment Adviser’s efforts on building TPIC’s investments into larger, more efficient, and more valuable businesses. TPIC is not in the business of running companies, but the TPIC Investment Adviser has an investment committee with extensive portfolio management experience that is dedicated to, and experienced in working with companies to build and enhance their operations.

Well-Established Firm and Experienced Investment Committee

The TPIC Investment Adviser’s management team is primarily from Triton Pacific Capital Partners, LLC (TPCP), which was founded in 2001 to provide access to capital and management/operational expertise to the underserved lower middle market. TPCP has since expanded to include multiple affiliates and the management of numerous investment funds that specialize in providing investment opportunities in the lower middle market for institutional and individual investors and a broad array of capital resources to mature middle market companies.

Capitalize on Adviser’s Strong Relationships and Market Reputation

TPIC believes that the TPIC Investment Adviser will benefit from its association with Triton Pacific and TPCP. Both Triton Pacific and TPCP have a network of relationships and specialize in dealing with the lower middle market.

Industry Experts

TPIC may engage and retain senior advisors, industry experts, consultants, and other similar professionals who are not employees or affiliates of TPIC or the TPIC Investment Adviser and who, from time to time, receive payments from, or allocations of a profits interest with respect to, portfolio companies. The nature of the relationship with each of these experts and the amount of time devoted or required to be devoted by them varies considerably. In certain cases, they may provide the TPIC Investment Adviser with industry-specific insights and feedback on investment themes, assist in transaction due diligence, and make introductions to and provide reference checks on management teams. In other cases, they take on more extensive roles and serve as executives or directors on the boards of portfolio companies or contribute to the origination of new investment opportunities. There can be no assurance that any of these experts will continue to serve in such roles and/or continue their arrangements with TPIC, the TPIC Investment Adviser and/or any portfolio companies throughout the term of TPIC’s investment in any portfolio company.

Strong Deal Flow

TPIC believes that the TPIC Investment Adviser will have strong deal flow as a result of Triton Pacific’s potential relationships with numerous transaction brokers and small financial intermediaries as well as its strong reputation in its market space.

Post-Merger Investment Objectives and Strategy of FLEX

General

FLEX’s investment objective will be to generate current income and, as a secondary objective, capital appreciation by targeting investment opportunities with favorable risk-adjusted returns. FLEX intends to meet its investment objective by primarily lending to and investing in the debt of privately-owned U.S. middle market companies, which FLEX defines as companies with annual revenue between $50 million and $2.5 billion. FLEX may on occasion invest in smaller or larger companies if an attractive opportunity presents itself, especially when there are dislocations in the capital markets. FLEX expects to focus primarily on making investments in syndicated senior secured first lien loans, syndicated senior secured second lien loans, and to a lesser extent, subordinated debt, of middle market companies in a broad range of industries. FLEX’s expects its target credit investments will typically have initial maturities between three and ten years and generally range in size between $1 million and $100 million, although the investment size will vary with the size of FLEX’s capital base. FLEX expects that the majority of its debt investments will bear interest at floating interest rates, but its portfolio may also include fixed-rate investments. FLEX expects to make its investments directly through the primary issuance by the borrower or in the secondary market.

FLEX’s principal focus will be to invest primarily in syndicated senior secured first lien loans, syndicated senior secured second lien loans, and to a lesser extent, subordinated debt of private middle market U.S. companies in a broad range of industries. In addition, FLEX expects to invest up to 30% of its portfolio of investments in other securities, including private equity (both common and preferred), dividend-paying equity, royalties, and the equity and junior debt tranches of CLOs. The senior secured loans underlying FLEX’s CLO investments are expected typically to be BB or B rated (non-investment grade, which are often referred to as “high yield” or “junk”) and in limited circumstances, unrated, senior secured loans.

When identifying prospective portfolio companies, FLEX expects to focus primarily on the attributes set forth below, which it believes should help it generate attractive total returns with an acceptable level of risk. While these criteria provide general guidelines for FLEX’s investment decisions, FLEX cautions investors that, if FLEX believes the benefits of investing are sufficiently strong, not all of these criteria necessarily will be met by each prospective portfolio company in which FLEX chooses to invest. These attributes are:

●	Defensible market positions. FLEX seeks to invest in companies that have developed strong positions within their respective markets and exhibit the potential to maintain sufficient cash flows and profitability to service FLEX’s debt in a range of economic environments. FLEX seeks companies that can protect their competitive advantages through scale, scope, customer loyalty, product pricing or product quality versus their competitors, thereby minimizing business risk and protecting profitability.

●	Proven management teams. FLEX expects to focus on companies that have experienced management teams with an established track record of success.

●	Allocation among various issuers and industries. FLEX seeks to allocate its portfolio broadly among issuers and industries, thereby attempting to reduce the risk of a downturn in any one company or industry having a disproportionate adverse impact on the value of FLEX’s portfolio.

●	Viable exit strategy. FLEX will attempt to invest a majority of its assets in securities that may be sold in a privately negotiated over-the-counter market or public market, providing FLEX a means by which it may exit its positions. FLEX expects that a large portion of its portfolio may be sold on this secondary market for the foreseeable future, depending on market conditions. For investments that are not able to be sold within this market, FLEX intends to focus primarily on investing in companies whose business models and growth prospects offer attractive exit possibilities, including repayment of FLEX’s investments, an initial public offering of equity securities, a merger, a sale or a recapitalization, in each case with the potential for capital gains.

●	Investing in stable companies with positive cash flow. FLEX seeks to invest in established, stable companies with strong profitability and cash flows. Such companies, FLEX believes, are well-positioned to maintain consistent cash flow to service and repay FLEX’s loans and maintain growth in their businesses or market share. FLEX does not intend to invest to any significant degree in start-up companies, turnaround situations or companies with speculative business plans.

●	Private equity sponsorship. Often, FLEX will seek to participate in transactions sponsored by what it believes to be sophisticated and seasoned private equity firms. The New Investment Adviser’s management team believes that a private equity sponsor’s willingness to invest significant sums of equity capital into a company is an endorsement of the quality of the investment. Further, by co-investing with such experienced private equity firms which commit significant sums of equity capital ranking junior in priority of payment to FLEX’s debt investments, FLEX may benefit from the due diligence review performed by the private equity firm, in addition to FLEX’s own due diligence review. Further, strong private equity sponsors with significant investments at risk have the ability and a strong incentive to contribute additional capital in difficult economic times should operational or financial issues arise, which could provide additional protections for FLEX’s investments.

FLEX will be subject to certain regulatory restrictions in making its investments. FLEX has received the Order from the SEC granting it the ability to negotiate terms, other than price and quantity, of co-investment transactions with other funds managed by the New Investment Adviser or certain affiliates, including Prospect Capital Corporation and Priority Income Fund. FLEX may only co-invest with certain entities affiliated with the New Investment Adviser in negotiated transactions originated by the New Investment Adviser or its affiliates in accordance with the Order and existing regulatory guidance.

Investment Types

FLEX’s portfolio is expected to be comprised primarily of investments in syndicated senior secured first lien loans, syndicated senior secured second lien loans, and to a lesser extent, subordinated debt of private middle market U.S. companies. In addition, a portion of its portfolio may be comprised of other securities, including private equity (both common and preferred), dividend-paying equity, royalties, and the equity and junior debt tranches of CLOs. The New Investment Adviser will seek to tailor FLEX’s investment focus as market conditions evolve. Depending on market conditions, FLEX may increase or decrease its exposure to less senior portions of the capital structure, where returns tend to be stronger in a more stable or growing economy, but less secure in weak economic environments. Below is a diagram illustrating where these investments lie in a typical portfolio company’s capital structure. Senior secured first lien debt is situated at the top of the capital structure and typically has the first claim on the assets and cash flows of the company, followed by senior secured second lien debt, subordinated debt, preferred equity and, finally, common equity. Due to this priority of cash flows, an investment’s risk increases as it moves further down the capital structure. Investors are usually compensated for this risk associated with junior status in the form of higher returns, either through higher interest payments or potentially higher capital appreciation. FLEX will rely on the New Investment Adviser’s experience to structure investments, possibly using all levels of the capital structure, which FLEX believes will perform in a broad range of economic environments.

Typical Leveraged Capital Structure Diagram

Senior Secured First Lien Loans

Senior secured first lien loans are situated at the top of the capital structure. Because these loans generally have priority in payment, they carry the least risk among all investments in a firm. Generally, FLEX’s senior secured first lien loans are expected to have initial maturities of three to seven years, offer some form of amortization, and have first priority security interests in the assets of the borrower. Generally, FLEX expects that the interest rate on its senior secured first lien loans typically will have variable rates ranging between 3.0% and 8.0% over a standard benchmark, such as the prime rate or LIBOR.

Senior Secured Second Lien Loans

Senior secured second lien loans are immediately junior to senior secured first lien loans and have substantially the same collateral and covenant structures as senior secured first lien loans. Generally, FLEX’s senior secured second lien loans are expected to have initial maturities of three to eight years. Senior secured second lien loans, however, are granted a second priority security interest in the assets of the borrower, which means that any realization of collateral will generally be applied to pay senior secured first lien loans in full before senior secured second lien loans are paid and the value of the collateral may not be sufficient to repay in full both senior secured first lien loans and senior secured second lien loans. In return for this junior ranking, senior secured second lien loans generally offer higher returns compared to senior secured first lien debt. These higher returns come in the form of higher interest. Generally, FLEX expects that the interest rate on its senior secured second lien loans typically will have variable rates ranging between 6.0% and 11.0% over a standard benchmark, such as the prime rate or LIBOR.

Senior Secured Bonds

Senior secured bonds are generally secured by collateral on a senior, pari passu or junior basis with other debt instruments in an issuer’s capital structure and have similar covenant structures as senior secured loans. Generally, FLEX expects these investments to carry a fixed rate of 6.0% to 12.0% and have initial maturities of three to ten years.

Subordinated Debt

In addition to syndicated senior secured first lien loans, syndicated senior secured second lien loans and senior secured bonds, FLEX may invest a portion of its assets in subordinated debt. Subordinated debt investments usually rank junior in priority of payment to senior debt and are often unsecured, but are situated above preferred equity and common equity in the capital structure. In return for their junior status compared to senior debt, subordinated debt investments typically offer higher returns through both higher interest rates and possible equity ownership in the form of warrants, enabling the lender to participate in the capital appreciation of the borrower. These warrants typically require only a nominal cost to exercise. FLEX generally will target subordinated debt with interest-only payments throughout the life of the security, with the principal due at maturity. Typically, subordinated debt investments have maturities of five to ten years. Generally, FLEX expects these securities to carry a fixed rate, or a floating current yield of 8.0% to 18.0% over a standard benchmark. In addition, FLEX may receive additional returns from any warrants FLEX may receive in connection with these investments. In some cases, a portion of the total interest may accrue or be PIK.

Equity and Equity-Related Securities

While FLEX intends to maintain its focus on investments in debt securities, from time to time, when FLEX sees the potential for extraordinary gain, or in connection with securing particularly favorable terms in a debt investment, FLEX may enter into investments in preferred or common equity, typically in conjunction with a private equity sponsor FLEX believes to be sophisticated and seasoned. With respect to any preferred or common equity investments, FLEX expects to target an annual investment return of at least 15%.

Non-U.S. Securities

FLEX may invest in non-U.S. securities, which may include securities denominated in U.S. dollars or in non-U.S. currencies, to the extent permitted by the 1940 Act.

Collateralized Loan Obligations

FLEX may invest in CLOs, which are a form of securitization where payments from multiple loans are pooled together. Investors may purchase one or more tranches of a CLO and each tranche typically reflects a different level of seniority in payment from the CLO.

Other Securities

FLEX may also invest from time to time in royalties, derivatives, including total return swaps and credit default swaps. FLEX anticipates that any use of derivatives would primarily be as a substitute for investing in conventional securities.

Cash and Cash Equivalents

FLEX may maintain a certain level of cash or equivalent instruments, including money market funds, to make follow-on investments, if necessary, in existing portfolio companies or to take advantage of new opportunities.

Sources of Income

The primary means through which FLEX’s stockholders will receive a return of value is through interest income, dividends and capital gains generated by FLEX’s investments. In addition to these sources of income, FLEX may receive fees paid by its portfolio companies, including one-time closing fees paid at the time each investment is made. Closing fees typically range from 1.0% to 2.0% of the purchase price of an investment. In addition, FLEX may generate revenues in the form of non-recurring commitment, origination, structuring or diligence fees, fees for providing managerial assistance, consulting fees and performance-based fees.

Risk Management

FLEX seeks to limit the downside potential of its investment portfolio by:

●	applying its investment strategy guidelines for portfolio investments;

●	requiring a total return on investments (including both interest and potential appreciation) that adequately compensates FLEX for credit risk;

●	allocating its portfolio among various issuers and industries, size permitting, with an adequate number of companies, across different industries, with different types of collateral; and

●	negotiating or seeking debt investments with covenants or features that protect FLEX while affording portfolio companies flexibility in managing their businesses consistent with preservation of capital, which may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights.

FLEX may also enter into interest rate hedging transactions at the sole discretion of the New Investment Adviser. Such transactions will enable FLEX to selectively modify interest rate exposure as market conditions dictate.

Affirmative Covenants

Affirmative covenants require borrowers to take actions that are meant to ensure the solvency of the company, facilitate the lender’s monitoring of the borrower, and ensure payment of interest and loan principal due to lenders. Examples of affirmative covenants include covenants requiring the borrower to maintain adequate insurance, accounting and tax records, and to produce frequent financial reports for the benefit of the lender.

Negative Covenants

Negative covenants impose restrictions on the borrower and are meant to protect lenders from actions that the borrower may take that could harm the credit quality of the lenders’ investments. Examples of negative covenants include restrictions on the payment of dividends and restrictions on the issuance of additional debt or making capital expenditures without the lenders’ approval. In addition, certain covenants may restrict a borrower’s activities by requiring it to meet certain earnings interest coverage ratio and leverage ratio requirements. These covenants are also referred to as financial or maintenance covenants.

Investment Process

The investment professionals employed by the New Investment Adviser have spent their careers developing the resources necessary to invest in private companies. FLEX’s transaction process is highlighted below.

FLEX’s Transaction Process

Sourcing

In order to source transactions, the New Investment Adviser will generate investment opportunities through syndicate and club deals and, subject to regulatory constraints, through the proprietary origination channels of the investment team at the New Investment Adviser and its affiliates. With respect to syndicate and club deals, the investment professionals of the New Investment Adviser have built a network of relationships with commercial and investment banks, finance companies and other investment funds as a result of the long track record of its investment professionals in the leveraged finance marketplace. With respect to the New Investment Adviser’s proprietary origination channel, the New Investment Adviser will seek to leverage the relationships with private equity sponsors and financial intermediaries. FLEX believes that the broad networks of the New Investment Adviser and its affiliates will produce a significant pipeline of investment opportunities for FLEX.

Evaluation

Initial review. In its initial review of an investment opportunity, the New Investment Adviser’s professionals examine information furnished by the target company and external sources, such as rating agencies, if applicable, to determine whether the investment meets FLEX’s basic investment criteria and other guidelines specified by the New Investment Adviser, within the context of proper portfolio diversification, and offers an acceptable probability of attractive returns with identifiable downside risk. For the majority of securities available on the secondary market, a comprehensive analysis is conducted and continuously maintained by a dedicated research analyst, the results of which are available for the investment team to review. In the case of a primary or secondary transaction, the New Investment Adviser will conduct detailed due diligence investigations as necessary.

Credit analysis/due diligence. Before undertaking an investment, the transaction team expects to conduct a thorough due diligence review of the opportunity to ensure the company fits FLEX’s investment strategy, which may include:

●	a full operational analysis to identify the key risks and opportunities of the company’s business, including a detailed review of historical and projected financial results;

●	a detailed analysis of industry dynamics, competitive position, regulatory, tax and legal matters;

●	on-site visits, if deemed necessary;

●	background checks to further evaluate management and other key personnel;

●	a review by legal and accounting professionals, environmental or other industry consultants, if necessary;

●	financial sponsor due diligence, including portfolio company and lender reference checks, if necessary; and

●	a review of management’s experience and track record.

Execution

Recommendation. The professionals of the New Investment Adviser will recommend investment opportunities for its approval. The New Investment Adviser will seek to maintain a defensive approach toward its investment recommendations by emphasizing risk control in its investment process, which includes (i) the pre-review of each opportunity by one of its investment professionals to assess the general quality, value and fit relative to FLEX’s portfolio and (ii) where possible, transaction structuring with a focus on preservation of capital in varying economic environments.

Approval. After completing its internal transaction process, the New Investment Adviser will make formal recommendations for review and approval by the New Investment Adviser’s investment committee. In connection with its recommendation, it will transmit any relevant underwriting material and other information pertinent to the decision-making process. The consummation of a transaction will require unanimous approval of the members of the New Investment Adviser’s investment committee.

Post-Investment Monitoring

Portfolio Monitoring. The New Investment Adviser monitors FLEX’s portfolio with a focus toward anticipating negative credit events. To maintain portfolio company performance and help to ensure a successful exit, the New Investment Adviser works closely with, as applicable, the lead equity sponsor, loan syndicator or agent bank, portfolio company management, consultants, advisers and other security holders to discuss financial position, compliance with covenants, financial requirements and execution of the company’s business plan. In addition, depending on the size, nature and performance of the transaction, FLEX may occupy a seat or serve as an observer on a portfolio company’s board of directors or similar governing body.

Typically, the New Investment Adviser will receive financial reports detailing operating performance, sales volumes, margins, cash flows, financial position and other key operating metrics on a quarterly basis from FLEX’s portfolio companies. The New Investment Adviser intends to use this data, combined with due diligence gained through contact with the company’s customers, suppliers, competitors, market research, and/or other methods, to conduct an ongoing, rigorous assessment of the company’s operating performance and prospects.

Valuation Process. Each quarter, FLEX will value investments in its portfolio, and such values are disclosed each quarter in reports filed with the SEC. Investments for which market quotations are readily available are recorded at such market quotations. With respect to investments for which market quotations are not readily available, FLEX’s board of directors determines the fair value of such investments in good faith, utilizing the input of FLEX’s valuation committee, the New Investment Adviser and any other professionals or materials that FLEX’s board of directors deems worthy and relevant, including independent third-party pricing services and independent third-party valuation services, if applicable.

Managerial Assistance. As a BDC, FLEX must offer, and provide upon request, managerial assistance to certain of its portfolio companies. This assistance could involve, among other things, monitoring the operations of FLEX’s portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. Depending on the nature of the assistance required, the New Investment Adviser will provide such managerial assistance on FLEX’s behalf to portfolio companies that request this assistance. To the extent fees are paid for these services, FLEX, rather than the New Investment Adviser, will retain any fees paid for such assistance.

Exit

FLEX will attempt to invest in securities that may be sold in the privately negotiated over-the-counter market, providing FLEX a means by which it may exit it positions. FLEX expects that a large portion of its portfolio may be sold on this secondary market for the foreseeable future, depending on market conditions. For any investments that are not able to be sold within this market, FLEX will focus primarily in investing in companies whose business models and growth prospects offer attractive exit possibilities, including repayment of FLEX’s investments, an initial public offering of equity securities, a merger, a sale or a recapitalization.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION

AND RESULTS OF OPERATIONS OF TPIC

The information in this section contains forward-looking statements that involve risks and uncertainties. Please see “Risk Factors” and “Special Note Regarding Forward Looking Statements” for a discussion of the uncertainties, risks and assumptions associated with these statements. You should read the following discussion in conjunction with the financial statements and related notes and other financial information appearing elsewhere in this joint proxy statement and prospectus.

Overview

TPIC is a publicly registered, non-traded fund focused on private equity, structured as a BDC that primarily makes equity, structured equity, and debt investments in small to mid-sized private U.S. companies.  Structured equity refers to derivative investment products, including convertible notes and warrants, designed to facilitate highly customized risk-return objectives. TPIC’s private equity investments generally take the form of direct investments in common and preferred equity, as well as structured equity investments such as convertible notes and warrants. TPIC is an externally managed closed-end, non-diversified management investment company that has elected to be regulated as a BDC under the 1940 Act. TPIC is externally managed by the TPIC Investment Adviser, which is a registered investment adviser under the Advisers Act. The TPIC Investment Adviser is responsible for sourcing potential investments, conducting due diligence on prospective investments, analyzing investment opportunities, structuring investments, and monitoring TPIC’s portfolio on an ongoing basis. TFA Associates, LLC, TPIC’s affiliate, serves as TPIC’s administrator. Each of these companies is affiliated with Triton Pacific, a private equity investment management firm, and its subsidiary, TPCP, a private equity investment fund management company, each focused on debt and private equity investments in small to mid-sized private companies. In addition, TPIC has elected and intend to annually qualify to be taxed, for U.S. federal income tax purposes, as a RIC under the Code.

If the Merger is completed, it is anticipated that following completion of the Merger, at least 70% of FLEX’s investments are expected to consist primarily of syndicated senior secured first lien loans, syndicated senior secured second lien loans, and to a lesser extent, subordinated debt, and up to 30% of its investments are expected to consist of other securities, including private equity (both common and preferred), dividend-paying equity, royalties, and the equity and junior debt tranches of CLOs.

In addition, while the TPIC Investment Adviser and the TPIC Investment Sub-Adviser currently serve as the investment adviser and investment sub-adviser, respectively, to TPIC, such entities are expected to no longer serve in such capacities following completion of the Merger, and the New Investment Adviser, subject to the approval of TPIC’s stockholders, will serve as the investment adviser to the combined company following completion of the Merger. The TPIC Administrator, which currently serve as the administrator to TPIC will also cease serving in such capacity, and Prospect Administration will serve as the administrator and the TPIC Administrator will serve as the sub-administrator to the combined surviving company following completion of the Merger.

Investments

TPIC currently generally sources its private equity investments through third-party intermediaries and its debt investments primarily through the TPIC Investment Adviser and Sub-Adviser. If the Merger is completed, TPIC will primarily source its investments through the New Investment Adviser.

As a BDC, TPIC is subject to certain regulatory restrictions in making TPIC’s investments. For example, TPIC generally will not be permitted to co-invest alongside the TPIC Investment Adviser, including TPCP and certain of its affiliates, other than pursuant to the exemptive order PWAY received from the SEC and approval from TPIC’s independent directors. Even in the presence of an exemptive relief order, conflicts of interests with affiliates of TPIC’s investment adviser might exist. Should such conflicts of interest arise, TPIC and its investment adviser have developed policies and procedures for dealing with such conflicts which require its investment adviser to (i) execute such transactions for all of the participating investment accounts, including TPIC’s, on a fair and equitable basis, taking into account such factors as the relative amounts of capital available for new investments, the then-current investment objectives and portfolio positions of each party, and any other factors deemed appropriate and (ii) endeavor to obtain the advice of its investment adviser’s personnel not directly involved with the investment giving rise to the conflict as to such appropriateness and other factors as well as the fairness to all parties of the investment and its terms. TPIC intends to make all of its investments in compliance with the 1940 Act and in a manner that will not jeopardize its status as a BDC or RIC.

As a BDC, TPIC is permitted under the 1940 Act to borrow funds to finance portfolio investments. To enhance TPIC’s opportunity for gain, TPIC intends to employ leverage as market conditions permit, but, as required under the 1940 Act, TPIC is prohibited from incurring indebtedness unless immediately after such borrowing TPIC has an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of TPIC’s assets). Recent legislation modifies the asset coverage percentage from 200% to 150%. Under the legislation, TPIC is allowed to increase TPIC’s leverage capacity if stockholders representing at least a majority of the votes cast, when quorum is met, approve a proposal to do so. If Proposal 4 of this joint proxy statement and prospectus is approved by TPIC’s stockholders, TPIC would be allowed to immediately increase TPIC’s leverage capacity on the first day after such approval. As a condition to this leverage increase, TPIC would be required to make certain disclosures on TPIC’s website and in SEC filings regarding, among other things, the receipt of approval to increase TPIC’s leverage, TPIC’s leverage capacity and usage, and risks related to leverage. As a non-traded BDC, TPIC would also be required to offer to repurchase TPIC’s outstanding shares at the rate of 25% per quarter over four calendar quarters. While TPIC has not yet determined the amount of leverage TPIC will use, if TPIC obtains the approval of its stockholder to increase TPIC’s ability to use leverage, TPIC would anticipate that it would approach the 150% maximum level. The use of leverage, although it may increase returns, may also increase the risk of loss to TPIC’s investors, particularly if the level of TPIC’s leverage is high and the value of TPIC’s investments declines.

At a meeting held on April 18, 2018, TPIC’s board of directors, including a “required majority” (as defined in Section 57(o) of the 1940 Act) approved the application of the modified asset coverage requirements from 200% asset coverage to 150% asset coverage. As a result, and subject to certain additional disclosure requirements as well as the repurchase obligations, both as described above, the 150% minimum asset coverage ratio will apply to TPIC effective as of April 18, 2019. If Proposal 4 of this joint proxy statement and prospectus is approved by TPIC’s stockholders, TPIC could increase the amount of leverage TPIC it can incur effective the day after stockholder approval is received.

Revenues

TPIC generates revenue in the form of dividends, interest and capital gains on the debt securities and equity interests that TPIC holds. In addition, TPIC may generate revenue from TPIC’s portfolio companies in the form of commitment, origination, structuring or diligence fees, monitoring fees, fees for providing managerial assistance and possibly consulting fees and performance-based fees. Any such fees will be recognized as earned.

Expenses

TPIC’s primary operating expenses will be the payment of advisory fees and other expenses under the Existing Agreement and, following completion of the Merger, the New Investment Advisory Agreement. The advisory fees will compensate TPIC’s investment adviser for its work in identifying, evaluating, negotiating, executing, monitoring and servicing TPIC’s investments.

TPIC will bear all other expenses of TPIC’s operations and transactions, including (without limitation) fees and expenses relating to:

●	corporate and organizational expenses relating to offerings of TPIC’s common stock, subject to limitations included in the investment advisory and management services agreement;

●	the cost of calculating TPIC’s net asset value, including the cost of any third-party valuation services;

●	the cost of effecting sales and repurchase of shares of TPIC’s common stock and other securities;

●	investment advisory fees;

●	fees payable to third parties relating to, or associated with, making investments and valuing investments, including fees and expenses associated with performing due diligence reviews of prospective investments;

●	transfer agent and custodial fees;

●	fees and expenses associated with marketing efforts;

●	federal and state registration fees;

●	federal, state and local taxes;

●	independent directors’ fees and expenses;

●	costs of proxy statements, stockholders’ reports and notices;

●	fidelity bond, directors and officers/errors and omissions liability insurance and other insurance premiums;

●	direct costs such as printing, mailing, long distance telephone, and staff;

●	fees and expenses associated with independent audits and outside legal costs, including compliance with the Sarbanes-Oxley Act;

●	costs associated with TPIC’s reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws;

●	brokerage commissions for TPIC’s investments;

●	legal, accounting and other costs associated with structuring, negotiating, documenting and completing TPIC’s investment transactions;

●	all other expenses incurred by its investment adviser, in performing its obligations, subject to the limitations included in its investment advisory agreement; and

●	all other expenses incurred by its administrator, sub-administrator or TPIC in connection with administering TPIC’s business, including payments to its administrator and sub-administrator under its administration agreement and sub-administration agreement, respectively.

Reimbursement of Prospect Administration for Administrative Services

If the Merger is completed, TPIC will reimburse Prospect Administration for the administrative expenses necessary for its performance of services to us. Such costs will be reasonably allocated to us on the basis of assets, revenues, time records or other reasonable methods. However, such reimbursement is made in an amount equal to the lower of the Administrator’s actual costs or the amount that TPIC would be required to pay for comparable administrative services in the same geographic location. TPIC will not reimburse the TPIC Administrator for any services for which it receives a separate fee or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of Prospect Administration.

Portfolio and Investment Activity

During the year ended December 31, 2017, TPIC made investments in portfolio companies totaling $7,112,875. During the same period, TPIC sold investments for proceeds of $1,171,394 and received principal repayments of $3,136,630. As of December 31, 2017, TPIC’s investment portfolio, with a total fair value of $12,035,538, consisted of interests in 32 portfolio companies (63.9% in first lien senior secured loans, 31.6% in second lien senior secured loans, and 4.5% in equity). The portfolio companies that comprised TPIC’s portfolio as of such date had an average annual EBITDA of approximately $162.3 million. As of December 31, 2017, the investments in TPIC’s portfolio were purchased at a weighted average price of 98.3% of par or stated value, the weighted average credit rating of the investments in TPIC’s portfolio that were rated (constituting 95.5% of TPIC’s portfolio based on the fair value of TPIC’s investments) was B2 based upon the Moody’s scale. TPIC’s estimated gross annual portfolio yield was 7.06% based upon the amortized cost of TPIC’s investments and was 7.78% on the debt portfolio alone. TPIC’s gross annual portfolio yield represents the expected yield to be generated by TPIC on its investment portfolio based on the composition of TPIC’s portfolio as of December 31, 2017. The portfolio yield does not represent an actual investment return to stockholders.

During the nine months ended September 30, 2018, TPIC made investments in portfolio companies totaling $4,426,250. During the same period, TPIC sold investments and received principal repayments of $2,928,272. As of September 30, 2018, TPIC’s investment portfolio, with a total fair value of $13,504,804, consisted of interests in 33 portfolio companies (59.1% in first lien senior secured loans, 37.2% in second lien senior secured loans, 0% in subordinated convertible debt and 3.7% in equity). The portfolio companies that comprised TPIC’s portfolio as of such date had an average annual EBITDA of approximately $167.3 million. As of September 30, 2018, the investments in TPIC’s debt portfolio were purchased at a weighted average price of 98.4% of par or stated value, and the weighted average credit rating of the investments in our portfolio that were rated (constituting 96.3% of TPIC’s portfolio based on the fair value of TPIC’s investments) was B2 based upon the Moody’s scale. TPIC’s estimated gross annual portfolio yield was 7.8% based upon the amortized cost of TPIC’s investments and was 8.5% on the debt portfolio alone. TPIC’s gross annual portfolio yield represents the expected yield to be generated by TPIC on its investment portfolio based on the composition of TPIC’s portfolio as of September 30, 2018. The portfolio yield does not represent an actual investment return to stockholders.

Total Portfolio Activity

	September 30, 2018	December 31, 2017
Number of Portfolio Companies	33	32
% Variable Rate (based on fair value)	96.3%	95.5%
% Fixed Rate (based on fair value)	0.0%	0.0%
% Non-Income Producing Equity or Other Investments (based on fair value)	3.7%	4.5%
Average Annual EBITDA of Portfolio Companies	167.3MM	162.3MM
Weighted Average Credit Rating of Investments that were Rated	B2	B2
% of Investments on Non-Accrual (based on amortized cost)	—	—
Gross Portfolio Yield Prior to Leverage (based on amortized cost)	7.8%	6.7%

The following tables present certain selected information regarding TPIC’s portfolio investment activity for the nine months ended September 30, 2018 and year ended December 31, 2017:

Net Investment Activity	Nine months ended September 30, 2018	Year ended December 31, 2017
Purchases	$4,426,250	$7,112,875
Sales and Redemptions	(2,928,272)	(4,308,024)
Net Portfolio Activity	$1,497,978	$2,804,851

The following table presents the composition of TPIC’s total purchases for the nine months ended September 30, 2018 and for the year ended December 31, 2017:

	Nine months ended September 30, 2018(unaudited)		Year ended December 31, 2017
	Purchases	Percentage of Portfolio	Purchases	Percentage of Portfolio
Senior Secured Loans — First Lien	$2,943,750	67%	$4,392,250	62%
Senior Secured Loans — Second Lien	1,482,500	33%	2,720,625	38%
Subordinated Debt	-	0%	-	0%
Equity/Other	-	0%	-	0%
Total	$4,426,250	100%	$7,112,875	100%

The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets in such industries as of September 30, 2018 and December 31, 2017:

	September 30, 2018 (Unaudited)		December 31, 2017
Industry Classification	Fair Value	Percentage of Portfolio	Fair Value	Percentage of Portfolio
Beverage, Food & Tobacco	1,987,287	14.7%	1,618,327	13.4%
Business Services	3,700,395	27.5%	4,325,419	35.8%
Construction & Building	483,750	3.6%	-	0.0%
Consumer Services	1,316,527	9.7%	1,671,168	13.9%
Energy: Oil & Gas	826,666	6.1%	337,488	2.8%
Environmental	490,000	3.6%	-	0.0%
Healthcare & Pharmaceuticals	1,502,310	11.1%	734,869	6.1%
High Tech Industries	768,043	5.7%	833,178	6.9%
Hotel, Gaming & Leisure	505,296	3.7%	352,809	2.9%
Media: Diversified and Production	306,831	2.3%	334,586	2.8%
Metals & Mining	958,018	7.1%	1,143,870	9.5%
Telecommunications	469,238	3.5%	496,322	4.3%
Wholesale Trade-Nondurable Goods	190,443	1.4%	187,502	1.6%
Total	$13,504,804	100.0%	$12,035,538	100.00%

TPIC does not “control” any of TPIC’s portfolio companies, each as defined in the 1940 Act. TPIC is an affiliate of two portfolio companies, Javlin Capital, LLC (held through TPJ Holdings, Inc. and a convertible note) and Injured Workers Pharmacy, LLC (held through ACON IWP Investors I, L.L.C.). In general, under the 1940 Act, TPIC would be presumed to “control” a portfolio company if TPIC owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company if TPIC owned 5% or more of its voting securities.

Portfolio Asset Quality

In addition to various risk management and monitoring tools, TPIC’s Sub-Adviser uses an investment rating system to characterize and monitor the expected level of returns on each investment in TPIC’s debt portfolio. All of the investments included in TPIC’s Sub-Adviser’s rating systems refer to non-rated debt securities or rated debt securities that carry a rating below investment grade (rated lower than “Baa3” by Moody’s Investors Service or lower than “BBB-” by Standard & Poor’s Corporation also known as “junk bonds”).  These ratings are on a scale of 1 to 8 as follows:

1	Highest quality obligors, minimal medium-term default risk; possibly moving towards investment grade status.

2	High quality obligors, but not likely to move towards investment grade in the medium term; performing at or in excess of expected levels; solid liquidity; conservative credit statistics.

3	Credits of with a history of performing with leverage (repeat issuers); moderate credit statistics currently performing at or in excess of expected levels; solid liquidity; no expectation of covenant defaults or third party ratings downgrades.

4	Credits new to the leveraged loan universe; currently performing within a range of expected performance; moderate to aggressive credit statistics.

5	Credits new to the leveraged loan universe; currently performing within a range of expected performance; aggressive credit statistics or weak industry characteristics.

6	Credits placed in this category are experiencing potential liquidity problems but the issues are not imminent (more than 12 months).

7	Credits placed in this category are experiencing nearer-term liquidity problems (within 12 months).

8	Credits placed in this category have experienced either a technical or actual payment default which may require a write-down within TPIC’s respective portfolios.

Categories 1 through 5 are performing in line with expectation, while categories 6-8 are closely watched for or have experienced liquidity problems and/or default.

The following table shows the distribution of TPIC’s investments on the 1 to 8 scale at fair value as of September 30, 2018 and December 31, 2017:

	September 30, 2018		December 31, 2017
Investment Rating	Fair Value	Percentage	Fair Value	Percentage
1	$188,447	1.4%	$-	0.0%
2	695,361	5.3%	486,150	4.2%
3	2,005,301	15.4%	4,067,859	35.4%
4	3,309,314	25.5%	2,975,871	25.9%
5	5,923,983	45.6%	3,508,571	30.5%
6	858,656	6.6%	459,184	4.0%
7	22,000	0.2%	-	0.0%
8	-	0.0%	-	0.0%
	$13,003,062	100.0%	$11,497,635	100.0%

On June 30, 2017, TPIC made the decision to write down the carrying value of TPIC’s investment in Javlin Financial LLC (“Javlin Financial.”) The decision was due to performance issues within Javlin Financial’s core business and a breakdown in restructuring negotiations between us, Javlin Financial’s lenders, and Javlin Financial’s controlling stockholder. It is unknown at this time if there will be any value to the investment.

Results of Operations

Investment Income

For the three months ended September 30, 2018 and 2017, TPIC generated $302,542 and $227,488, respectively, in investment income in the form of interest and fees earned on its debt portfolio. Such revenues represent $293,723 of cash income and $8,819 in non-cash portions related to the accretion of discounts and paid-in-kind interest for the three months ended September 30, 2018. TPIC expects the dollar amount of interest that it earns to continue to increase as the size of its investment portfolio increases.

For the nine months ended September 30, 2018 and 2017, TPIC generated $857,038 and $596,666 respectively, in investment income in the form of interest and fees earned on senior secured loans. Such revenues represent $832,265 of cash income and $24,773 in non-cash portions related to the accretion of discounts for the nine months ended September 30, 2018.

For the years ended December 31, 2017, 2016 and 2015, TPIC generated $817,448, $440,748, and $176,042 respectively, in investment income in the form of interest and fees earned on TPIC’s debt portfolio. Such revenues represent $766,194 of cash income and $51,254 in non-cash portions related to the accretion of discounts and paid-in-kind interest for the year ended December 31, 2017. For the year ended December 31, 2016, such revenues represent $384,234 of cash income and $56,514 in non-cash portions related to the accretion of discounts and paid-in-kind interest. For the year ended December 31, 2015 such revenues represent $159,939 of cash income and $16,103 in non-cash portions related to the accretion of discounts and paid-in-kind interest.

Operating Expenses

Total operating expenses before reimbursement from the sponsor and management fee waiver totaled $421,402 and $283,890 for the three months ended September 30, 2018 and 2017, respectively, and consisted of base management fees, adviser and administrator reimbursements, professional fees, insurance expense, directors’ fees and other general and administrative fees. The base management fees for the quarters were $91,593 and $83,459, respectively, and the incentive fees for the quarters were -0- and -0-, respectively. Pursuant to the Expense Reimbursement Agreement (discussed below), the sponsor did not reimburse TPIC for the three months ended September 30, 2018 and 2017.

Total operating expenses before reimbursement from the sponsor and management fee waiver totaled $1,138,610 and $754,626 for the nine months ended September 30, 2018 and 2017, respectively, and consisted of base management fees, adviser and administrator reimbursements, professional fees, insurance expense, directors’ fees and other general and administrative fees. The base management fees for the periods were $269,189 and $246,154, respectively, and the incentive fees for the quarters were -0- and ($334), respectively. Pursuant to the Expense Reimbursement Agreement (discussed below), the sponsor reimbursed TPIC -0- and $80,847 for the nine months ended September 30, 2018 and 2017.

Total operating expenses before reimbursement from the sponsor totaled $1,090,524 for the year ended December 31, 2017, and consisted of base management fees, adviser and administrator reimbursements, professional fees, insurance expense, directors’ fees and other general and administrative fees. The base management fees for the year were $334,224 and the incentive fees for the year were ($334). Pursuant to the Triton ERA (discussed below), the sponsor reimbursed TPIC $80,847 for the year ended December 31, 2017.

Total operating expenses before reimbursement from the sponsor totaled $741,022 for the year ended December 31, 2016, and consisted of base management fees, adviser and administrator reimbursements, professional fees, insurance expense, directors’ fees and other general and administrative fees. The base management fees for the year were $225,492 and the incentive fees for the year were ($35,216). Pursuant to the Triton ERA (discussed below), the sponsor reimbursed TPIC $671,062 for the year ended December 31, 2016.

Total operating expenses before reimbursement from the sponsor totaled $620,548 for the year ended December 31, 2015, and consisted of base management fees, adviser and administrator reimbursements, professional fees, insurance expense, directors’ fees and other general and administrative fees. The base management fees for the year were $101,336 and the incentive fees for the year were $37,014. Pursuant to the Triton ERA (discussed below), the sponsor reimbursed TPIC $584,998 for the year ended December 31, 2015.

TPIC’s other general and administrative expenses totaled $27,339 and $13,095 for the three months ended September 30, 2018 and 2017, respectively, and $56,487 and $23,168 for the nine months ended September 30, 2018 and 2017, respectively, and consisted of the following:

	Three months ended	Three months ended	Nine months ended	Nine months ended
	September 30, 2018	September 30, 2017	September 30, 2018	September 30, 2017
Licenses and permits	$—	$—	$623	$413
Outside Services	1,763	9,753	1,859	9,753
Printing fees	9,841	2,408	20,356	8,560
Travel expenses	14,685	—	25,774	1,056
Other	1,050	934	7,875	3,386
Total	$27,339	$13,095	$56,487	$23,168

TPIC’s other general and administrative expenses totaled $27,459, $17,718, and $19,861 for the years ended December 31, 2017, 2016, and 2015, respectively, and consisted of the following:

	Year Ended December 31,
	2017	2016	2015
Licenses and permits	$413	$-	$338
Taxes	1,103	1,363	1,731
Printing fees	10,374	8,747	4,381
Outside Services	12,719	-	-
Travel expenses	1,056	6,150	12,416
Other	1,794	1,458	995
Total	$27,459	$17,718	$19,861

Net Investment Income

TPIC’s net investment income totaled ($118,860) (($0.08) per share based on weighted average shares outstanding) for the three months ended September 30, 2018 and ($56,402) (($0.04) per share based on weighted average shares outstanding) for the three months ended September 30, 2017.

TPIC’s net investment income totaled ($281,572) (($0.19) per share based on weighted average shares outstanding) for the nine months ended September 30, 2018 and ($77,113) (($0.07) per share based on weighted average shares outstanding) for the nine months ended September 30, 2017.

TPIC’s net investment income (loss) totaled ($192,229), $370,788, and $140,492 ($0.16), $0.48, and $0.41 per share based on weighted average shares outstanding, respectively) for the years ended December 31, 2017, 2016 and 2015, respectively.

Net Realized Gains/Losses from Investments

TPIC measures realized gains or losses by the difference between the net proceeds from the disposition and the amortized cost basis of investment, without regard to unrealized gains or losses previously recognized.

For the three and nine months ended September 30, 2018, TPIC sold investments and received principal payments of $1,069,852 and $2,928,272, from which TPIC realized a net gain of $3,740 and $32,960, respectively. For the three and nine months ended September 30, 2017, TPIC sold investments and received principal payments of $1,313,279 and $3,926,031, from which TPIC realized a net gain of $31,093 and $95,657, respectively.

For the year ended December 31, 2017, TPIC received proceeds from sales and repayments of $4,308,024, from which TPIC realized a net gain of $91,436. For the year ended December 31, 2016, TPIC received proceeds from sales and repayments of $1,110,406, from which TPIC realized a net gain of $19,731. For the year ended December 31, 2015, TPIC received proceeds from sales and repayments of $414,971, from which TPIC realized a net gain of $7,321.

Net Unrealized Appreciation/Depreciation on Investments

Net change in unrealized appreciation on investments reflects the net change in the fair value of TPIC’s investment portfolio. For the three and nine months ended September 30, 2018, net changes in unrealized appreciation were ($14,389) and ($86,445), respectively. For the three and nine months ended September 30, 2017, net changes in unrealized appreciation were ($131,397) and ($1,450,025), respectively.

On June 30, 2017, TPIC made the decision to write down the carrying value of TPIC’s investment in Javlin Financial LLC (“Javlin Financial.”) The decision was due to performance issues within Javlin Financial’s core business and a breakdown in restructuring negotiations between us, Javlin Financial’s lenders, and Javlin Financial’s controlling stockholder. It is unknown at this time if there will be any value to the investment.

Changes in Net Assets from Operations

For the three and nine months ended September 30, 2018, TPIC recorded a net income of ($129,509) and ($335,058), respectively versus net income of ($161,230) and ($1,436,004), respectively, for the three and nine months ended September 30, 2017.

Based on 1,544,718 and 1,500,612 weighted average common shares outstanding for the three and nine months ended September 30, 2018, basic and diluted, TPIC’s per share net increase in net assets resulting from operations was ($0.08) and ($0.22).

Based on 1,266,225 and 1,143,880 weighted average common shares outstanding for the three and nine months ended September 30, 2017, basic and diluted, TPIC’s per share net increase in net assets resulting from operations was ($0.13) and ($1.26).

For the year ended December 31, 2017, TPIC recorded a net income of ($1,616,969) versus net income of $214,437 for the year ended December 31, 2016 and net income of $326,350 for the year ended December 31, 2015.

Based on 1,203,418.47 weighted average common shares outstanding for the year ended December 31, 2017, basic and diluted, TPIC’s per share net decrease in net assets resulting from operations was ($1.34) for the year ended December 31, 2017.

Based on 777,680 weighted average common shares outstanding for the year ended December 31, 2016, basic and diluted, TPIC’s per share net increase in net assets resulting from operations was $0.28 for the year ended December 31, 2016.

Based on 339,304 weighted average common shares outstanding for the year ended December 31, 2015, basic and diluted, TPIC’s per share net increase in net assets resulting from operations was $0.96 for the year ended December 31, 2015.

Financial Condition, Liquidity and Capital Resources

TPIC generates cash primarily from the net proceeds of its offering, and from cash flows from fees (such as management fees), interest and dividends earned from TPIC’s investments and principal repayments and proceeds from sales of TPIC’s investments. TPIC’s primary use of funds will be investments in companies, and payments of TPIC’s expenses and distributions to holders of TPIC’s common stock.

The offering of TPIC’s common stock represents a continuous offering of TPIC’s shares. The initial offering of TPIC’s common stock commenced on September 4, 2012 and terminated on March 1, 2016. On March 17, 2016, TPIC commenced the follow-on offering of TPIC’s common stock, which follow-on offering is currently ongoing. TPIC intend to file post-effective amendments to TPIC’s registration statement to allow us to continue TPIC’s offering for three years. The Dealer Manager is not required to sell any specific number or dollar amount of shares but will use its best efforts to sell the shares offered. The minimum investment in shares of TPIC’s common stock is $5,000.

TPIC will sell TPIC’s shares on a continuous basis at a price of $12.66 per share. To the extent TPIC’s net asset value increases, TPIC will sell at a price necessary to ensure that shares are not sold at a price per share, after deduction of selling commissions and dealer manager fees, that is below TPIC’s net asset value per share. In connection with each closing, TPIC’s board of directors or a committee thereof is required, within 48 hours of the time that each closing and sale is made, to make the determination that TPIC is not selling shares of TPIC’s common stock at a price per share which, after deducting upfront selling commissions, if any, is below the then-current net asset value per share. Promptly following any such adjustment to the offering price per share, TPIC will file a prospectus supplement with the SEC disclosing the adjusted offering price, and TPIC appropriately publish the updated information. The Dealer Manager for this offering is an affiliate of the TPIC Investment Adviser.

During the nine months ended September 30, 2018, TPIC sold 141,332.86 shares of its common stock for gross proceeds of $1,865,205 at an average price per share of $13.20. The increase in capital in excess of par during the nine months ended September 30, 2018 include reinvested stockholder distributions of $256,864 for which TPIC issued 21,626.05 shares of common stock. The sales commissions and dealer manager fees related to the sale of TPIC’s common stock were $178,471 for the nine months ended September 30, 2018. These sales commissions and fees include $34,809 retained by the dealer manager, Triton Pacific Securities, LLC, which is an affiliate of TPIC. TPIC’s offering expenses are capitalized as deferred offering expenses and then subsequently expensed over a 12-month period.

During the year ended December 31, 2017, TPIC sold 463,424.18 shares of TPIC’s common stock for gross proceeds of $6,677,290 at an average price per share of $14.41. The gross proceeds received during the year ended December 31, 2017 include reinvested stockholder distributions of $291,697 for which TPIC issued 22,461.05 shares of common stock. The sales commissions and dealer manager fees related to the sale of TPIC’s common stock were $606,188 for the year ended December 31, 2017. These sales commissions and fees include $122,150 retained by the dealer manager, Triton Pacific Securities, LLC, which is an affiliate of TPIC. TPIC’s offering expenses are capitalized as deferred offering expenses and then subsequently expensed over a 12-month period.

TPIC may borrow funds to make investments at any time, including before TPIC has fully invested the proceeds of its offering, to the extent TPIC determines that additional capital would allow it to take advantage of investment opportunities, or if TPIC’s board of directors determines that leveraging TPIC’s portfolio would be in TPIC’s best interests. TPIC has not yet decided, however, whether, and to what extent, TPIC will finance portfolio investments using debt. TPIC does not currently anticipate issuing any preferred stock.

Contractual Obligations

TPIC has entered into certain contracts under which TPIC has material future commitments. On July 27, 2012, TPIC entered into the investment advisory agreement with the TPIC Investment Adviser in accordance with the 1940 Act. The investment advisory agreement became effective on June 25, 2014, the date that TPIC met the minimum offering requirement. The TPIC Investment Adviser currently serves as TPIC’s investment adviser in accordance with the terms of TPIC’s investment advisory agreement. Payments under TPIC’s investment advisory agreement in each reporting period will consist of (i) a management fee equal to a percentage of the value of TPIC’s gross assets and (ii) a capital gains incentive fee based on TPIC’s performance.

If the Merger is completed, the TPIC Investment Adviser will no longer serve as the investment adviser to TPIC, and the New Investment Adviser, subject to the approval of TPIC’s stockholders, will serve as the investment adviser to the combined company following completion of the Merger. Payments under TPIC’s investment advisory agreement with the New Investment Adviser following the Merger are expected to be similar to those currently paid to the TPIC Investment Adviser except that in addition to a capital gains incentive fee, the New Investment Adviser will also be entitled to receive an income incentive fee based on TPIC’s performance.

On July 27, 2012, TPIC entered into the administration agreement with TFA Associates, LLC pursuant to which TFA Associates furnishes us with administrative services necessary to conduct TPIC’s day-to-day operations. TFA Associates is reimbursed for administrative expenses it incurs on TPIC’s behalf in performing its obligations.

Such costs are reasonably allocated to us on the basis of assets, revenues, time records or other reasonable methods. TPIC do not reimburse TFA Associates for any services for which it receives a separate fee or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of TFA Associates. At the time of TPIC’s offering, the TPIC Administrator has contracted with Bank of New York Mellon and affiliated entities to provide additional administrative services, while TPIC has directly engaged Bank of New York Mellon and affiliated entities to act as TPIC’s custodian. TPIC has also contracted with Phoenix American Financial Services to act as TPIC’s transfer agent, plan administrator, distribution paying agent and registrar.

When the Merger is completed, Prospect Administration will serve as the administrator and the TPIC Administrator will serve as the sub-administrator to the combined surviving company.

If any of TPIC’s contractual obligations discussed above are terminated, TPIC’s costs may increase under any new agreements that TPIC enter into as replacements. TPIC would also likely incur expenses in locating alternative parties to provide the services TPIC expect to receive under the investment advisory agreement and administration agreement. Any new investment advisory agreement would also be subject to approval by TPIC’s stockholders.

Off-Balance Sheet Arrangements

Other than contractual commitments and other legal contingencies incurred in the normal course of its business, TPIC do not have any off-balance sheet financings or liabilities.

Distributions

TPIC elected to be treated, beginning with TPIC’s fiscal year ending December 31, 2012, and intend to qualify annually thereafter, as a RIC under the Code. To obtain and maintain RIC tax treatment, TPIC must, among other things, distribute at least 90% of TPIC’s net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to TPIC’s stockholders. In order to avoid certain excise taxes imposed on RICs, TPIC must distribute during each calendar year an amount at least equal to the sum of: (i) 98% of TPIC’s ordinary income for the calendar year, (ii) 98.2% of TPIC’s capital gains in excess of capital losses for the one-year period generally ending on October 31 of the calendar year (unless an election is made by TPIC to use its taxable year) and (iii) any ordinary income and net capital gains for preceding years that were not distributed during such years and on which TPIC paid no federal income tax.

While TPIC intends to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% U.S. federal excise tax, sufficient amounts of TPIC’s taxable income and capital gains may not be distributed to avoid entirely the imposition of the tax. In that event, TPIC will be liable for the tax only on the amount by which TPIC do not meet the foregoing distribution requirement.

TPIC’s board of directors has authorized, and has declared, cash distributions on TPIC’s common stock on a monthly basis since the second quarter of 2015. The amount of each such distribution is subject to TPIC’s board of directors’ discretion and applicable legal restrictions related to the payment of distributions. TPIC calculates each stockholder’s specific distribution amount for the month using record and declaration dates. From time to time, TPIC may also pay interim distributions at the discretion of TPIC’s board. Each year a statement on Internal Revenue Service Form 1099-DIV (or any successor form) identifying the source of the distribution (i.e., paid from ordinary income, paid from net capital gain on the sale of securities, and/or a return of paid-in capital surplus which is a nontaxable distribution) will be mailed to TPIC’s stockholders. TPIC’s distributions may exceed TPIC’s earnings, especially during the period before TPIC has substantially invested the proceeds from TPIC’s offering. As a result, a portion of the distributions TPIC make may represent a return of capital for tax purposes.

TPIC has adopted an “opt in” distribution reinvestment plan for TPIC’s common stockholders. As a result, when TPIC makes a distribution, stockholders will receive distributions in cash unless they specifically “opt in” to the distribution reinvestment plan so as to have their cash distributions reinvested in additional shares of TPIC’s common stock. Any distributions reinvested under the plan will nevertheless remain taxable to U.S. stockholders.

The following table reflects the cash distributions per share that TPIC has declared and paid on TPIC’s common stock through September 30, 2018:

	Distribution
For the Nine Months Ended	Per Share	Amount
Fiscal 2018
January 29, 2018	$0.03370	$47,908
February 28, 2018	$0.03370	$49,067
March 28, 2018	$0.03370	$49,752
April 26, 2018	$0.03370	$50,700
May 29, 2018	$0.03370	$51,014
June 27, 2018	$0.03370	$51,096
June 27, 2018	$0.03370	$51,473
August 27, 2018	$0.03370	$52,543
September 25, 2018	$0.03370	$52,802

Fiscal 2017
January 27, 2017	$0.04000	$39,407
February 24, 2017	$0.04000	$41,323
March 23, 2017	$0.04000	$42,513
April 27, 2017	$0.04000	$44,526
May 25, 2017	$0.04000	$46,364
June 23, 2017	$0.04000	$47,861
July 21, 2017	$0.04000	$48,678
August 29, 2017	$0.03417	$44,767
September 28, 2017	$0.03417	$45,500
October 26, 2017	$0.03417	$46,109
November 27, 2017	$0.03370	$46,685
December 26, 2017	$0.03370	$47,326

Fiscal 2016
January 22, 2016	$0.04500	$25,244
February 16, 2016	$0.04500	$26,477
March 23, 2016	$0.04500	$30,271
April 21, 2016	$0.04500	$32,832
May 19, 2016	$0.04500	$34,950
June 23, 2016	$0.04500	$36,206
July 21, 2016	$0.04000	$32,318
August 25, 2016	$0.04000	$33,293
September 22, 2016	$0.04000	$33,877
October 20, 2016	$0.04000	$35,164
November 18, 2016	$0.04000	$37,327
December 20, 2016	$0.04000	$38,091

TPIC’s distributions previously were paid quarterly in arrears.  On January 15, 2015, TPIC’s board of directors declared a quarterly cash distribution for the fourth quarter of 2014 of $0.07545 per share payable on January 30, 2015, to shareholders of record as of January 20, 2015. In addition, on April 2, 2015, TPIC’s board of directors declared a cash distribution for the first quarter of 2015 of $0.116 per share payable on April 13, 2015, to shareholders of record as of April 6, 2015. Commencing in April 2015, and subject to TPIC’s board of directors’ discretion and applicable legal restrictions, TPIC’s board of directors began to authorize and declare a monthly distribution amount per share of TPIC’s common stock, payable in advance.  TPIC then calculates each stockholder’s specific distribution amount for the month using record and declaration dates.  No distributions were declared for the years before 2015.

TPIC may fund TPIC’s cash distributions to stockholders from any sources of funds legally available to it, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to us on account of preferred and common equity investments in portfolio companies and expense reimbursements from its investment adviser. TPIC has not established limits on the amount of funds it may use from available sources to make distributions.

The following table reflects the sources of the cash distributions on a tax basis that TPIC paid on its common stock during the nine months ended September 30, 2018 and September 30, 2017:

	Nine months ended September 30,
	2018		2017
Source of Distribution	Distribution Amount	Percentage	Distribution Amount	Percentage
Offering proceeds	$-	-	$-	-
Borrowings	-	-	-	-
Net investment income(1)	-	-	-	-
Short-term capital gains proceeds from the sale of assets	13,000	3%	47,998	12%
Long-term capital gains proceeds from the sale of assets	47,908	11%	-	-
Distributions from common equity (return of capital)	395,356	86%	352,941	88%
Expense reimbursement from sponsor	-	-	-	-
Total	$456,264	100%	$400,939	100%

(1)	During the nine months ended September 30, 2018 and 2017, 97.1% and 92.7%, respectively , of the Company’s gross investment income was attributable to cash income earned, and 2.9% and 7.3%, resepctively was attributable to non-cash accretion of discount and paid in-kind interest.

The following table reflects the sources of the cash distributions on a tax basis that TPIC paid on TPIC’s common stock during the years ended December 31, 2017, 2016 and 2015:

	2017		2016		2015
Source of Distribution	Distribution Amount	Percentage	Distribution Amount	Percentage	Distribution Amount	Percentage
Offering proceeds	$-	-	$-	-	$-	-
Borrowings	-	-	-	-	-	-
Net investment income (prior to expense reimbursement)(1)	-	-	-	-	-	-
Short-term capital gains proceeds from the sale of assets	47,998	9%	-	-	7,002	4%
Long-term capital gains proceeds from the sale of assets	-	-	-	-	-	-
Distributions from common equity (return of capital)	493,061	91%	-	-	-	-
Expense reimbursement from sponsor	-	-	396,050	100%	183,073	96%
Total	$541,059	100%	$396,050	100%	$190,075	100%

(1)	During the year ended December 31, 2017, 93.7% of the Company’s gross investment income was attributable to cash income earned, and 6.3% was attributable to non-cash accretion of discount and paid-in-kind interest.

Related Party Transactions

TPIC has entered into an investment and advisory agreement with the TPIC Investment Adviser in which TPIC’s senior management holds equity interest. Members of TPIC’s senior management also serve as principals of other investment managers affiliated with the TPIC Investment Adviser that do and may in the future manage investment funds, accounts or other investment vehicles with investment objectives similar to ours. If the Merger is completed, the TPIC Investment Adviser will no longer serve as the investment adviser to TPIC, and the New Investment Adviser, subject to the approval of TPIC’s stockholders, will serve as the investment adviser to the combined company following completion of the Merger. See “Appointment of Prospect Flexible Income Management, LLC as Investment Adviser.”

TPIC has entered into an administration agreement with TFA Associates in which TPIC’s senior management holds equity interest and act as principals. If the Merger is completed, TFA Associates will no longer serve as the administrator of TPIC and Prospect Administration will serve as the administrator.

TPIC has entered into a dealer manager agreement with Triton Pacific Securities, LLC and will pay them a fee of up to 10% of gross proceeds raised in the offering, some of which will be re-allowed to other participating broker-dealers. Triton Pacific Securities, LLC is an affiliated entity of the TPIC Investment Adviser.

TPIC has entered into a license agreement with Triton Pacific Group, Inc. under which Triton Pacific Group, Inc. has granted us a non-exclusive, royalty-free license to use the name “Triton Pacific” for specified purposes in TPIC’s business. Under this agreement, TPIC has the right to use the “Triton Pacific” name, subject to certain conditions, for so long as the TPIC Investment Adviser or one of its affiliates remains TPIC’s investment adviser. Other than with respect to this limited license, TPIC has no legal right to the “Triton Pacific” name. This license agreement is expected to terminate if the Merger is completed.

TPIC has entered into an expense support and conditional reimbursement agreement with the TPIC Investment Adviser pursuant to which the TPIC Investment Adviser may pay up to 100% of TPIC’s organization, offering and operating expenses, subject to repayment by TPIC to the TPIC Investment Adviser, in order for TPIC to achieve a reasonable level of expenses relative to its investment income, as determined by TPIC and the TPIC Investment Adviser. The TPIC Investment Adviser has agreed to make advances to us to cover certain of TPIC’s operating expenses. See “Expense Reimbursement Agreement” below.

Management Fee

Pursuant to the existing investment advisory agreement, TPIC pays the TPIC Investment Adviser a fee for investment advisory and management services consisting of a base management fee and an incentive fee. As discussed herein, such existing investment advisory agreement will be terminated in connection with the Merger and the terms of the New Investment Advisory Agreement will become effective upon consummation of the Merger.

The base management fee is calculated at a quarterly rate of 0.5% of TPIC’s average gross assets (including amounts borrowed for investment purposes) and payable quarterly in arrears. For the first quarter of TPIC’s operations, the base management fee was calculated based on the initial value of TPIC’s gross assets. Subsequently, the base management fee for any calendar quarter is calculated based on the average value of TPIC’s gross assets at the end of that and the immediately preceding quarters, appropriately adjusted for any share issuances or repurchases during that quarter. The base management fee may or may not be taken in whole or in part at the discretion of the TPIC Investment Adviser. The TPIC Investment Adviser is not required to take all or any portion of the base management fee owed to it in any quarter. Instead, the TPIC Investment Adviser may defer payment of all or any portion of the base management fee (without interest) to a later quarter as determined by the TPIC Investment Adviser. The base management fee for any partial quarter will be appropriately pro-rated.

Although, in accordance with the Advisers Act, the TPIC Investment Adviser could have received an incentive fee on both current income earned and income from capital gains, the TPIC Investment Adviser has agreed to waive any incentive fees from current income. As such, the TPIC Investment Adviser will be paid an incentive fee only upon the realization of a capital gain from the sale of an investment. The incentive fee will be calculated and payable quarterly in arrears or as of the date of TPIC’s liquidation or the termination of the investment advisory agreement, and will equal 20% of TPIC’s realized capital gains on a cumulative basis from inception through the end of each quarter, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.

For purposes of the foregoing: (1) the calculation of the incentive fee shall include any capital gains that result from cash distributions that are treated as a return of capital, (2) any such return of capital will be treated as a decrease in TPIC’s cost basis for the relevant investment and (3) all fiscal year-end valuations will be determined by TPIC in accordance with GAAP, applicable provisions of the 1940 Act and TPIC’s pricing procedures. In determining the incentive fee payable to the TPIC Investment Adviser, TPIC will calculate the aggregate realized capital gains, aggregate realized capital losses and aggregate unrealized capital depreciation, as applicable, with respect to each of the investments in TPIC’s portfolio. For this purpose, aggregate realized capital gains, if any, will equal the sum of the positive differences between the net sales prices of TPIC’s investments, when sold, and the cost of such investments since inception. Aggregate realized capital losses will equal the sum of the amounts by which the net sales prices of TPIC’s investments, when sold, is less than the original cost of such investments since inception. Aggregate unrealized capital depreciation will equal the sum of the difference, if negative, between the valuation of each investment as of the applicable date and the original cost of such investment. At the end of the applicable period, the amount of capital gains that serves as the basis for TPIC’s calculation of the capital gains incentive fee will equal the aggregate realized capital gains less aggregate realized capital losses and less aggregate unrealized capital depreciation with respect to TPIC’s portfolio investments. If this number is positive at the end of such period, then the incentive fee for such period will be equal to 20% of such amount, less the aggregate amount of any incentive fees paid in all prior periods.

While the investment advisory agreement neither includes nor contemplates the inclusion of unrealized gains in the calculation of the capital gains incentive fee, pursuant to an interpretation of an American Institute of Certified Public Accountants, or AICPA, Technical Practice Aid for investment companies, TPIC include unrealized gains in the calculation of the capital gains incentive fee expense and related accrued capital gains incentive fee. This accrual reflects the incentive fees that would be payable to the TPIC Investment Adviser as if TPIC’s entire portfolio was liquidated at its fair value as of the balance sheet date even though the TPIC Investment Adviser is not entitled to an incentive fee with respect to unrealized gains unless and until such gains are actually realized.

The organizational and offering expense and other expense reimbursements may include a portion of costs incurred by the TPIC Investment Adviser or its members or affiliates on TPIC’s behalf for legal, accounting, printing and other offering expenses, including for marketing, salaries and direct expenses of its employees, employees of its affiliates and others while engaged in registering and marketing the shares of TPIC’s common stock, which shall include development of marketing and marketing presentations and training and educational meetings and generally coordinating the marketing process for us and may also include amounts reimbursed by TPIC to the Dealer Manager for actual bona fide due diligence expenses incurred by the Dealer Manager or participating broker-dealers in an aggregate amount that is reasonable in relation to the gross proceeds raised in TPIC’s offering and which are supported by detailed, itemized invoices. None of the reimbursements referred to above will exceed actual expenses incurred by the TPIC Investment Adviser, its members or affiliates. The TPIC Investment Adviser will reimburse to TPIC, without recourse or reimbursement by TPIC, any organizational and offering expenses to the extent those expenses, when aggregated with sales load, exceed 15.0%.

Expense Reimbursement Agreement

On March 27, 2014, TPIC and the TPIC Investment Adviser agreed to the Expense Reimbursement Agreement (the “Triton ERA”). The Triton ERA was amended and restated effective April 5, 2018. Under the Triton ERA, as amended, the TPIC Investment Adviser, in consultation with TPIC, may pay up to 100% of both TPIC’s organizational and offering expenses and TPIC’s operating expenses, all as determined by TPIC and the TPIC Investment Adviser. As used in the Triton ERA, operating expenses refer to third party operating costs and expenses incurred by us, as determined under generally accepted accounting principles for investment management companies. Organizational and offering expenses include expenses incurred in connection with the organization of TPIC’s company and expenses incurred in connection with TPIC’s offering, which are recorded as a component of equity. The Triton ERA states that until the net proceeds to us from TPIC’s offering are at least $25 million, the TPIC Investment Adviser may pay up to 100% of both TPIC’s organizational and offering expenses and TPIC’s operating expenses. After TPIC received at least $25 million in net proceeds from TPIC’s offering, the TPIC Investment Adviser may, with TPIC’s consent, continue to make expense support payments to us in such amounts as are acceptable to us and the TPIC Investment Adviser. Any expense support payments shall be paid by the TPIC Investment Adviser to TPIC in any combination of cash, and/or offsets against amounts otherwise due from TPIC to the TPIC Investment Adviser.

Under the Triton ERA as amended, once TPIC has received at least $25 million in net proceeds from TPIC’s offering, TPIC is required to reimburse the TPIC Investment Adviser for any expense support payments TPIC received from them occurring within three years of the date on which TPIC incurred such expenses However, with respect to any expense support payments attributable to TPIC’s operating expenses, (i) TPIC will only reimburse the TPIC Investment Adviser for expense support payments made by the TPIC Investment Adviser to the extent that the payment of such reimbursement (together with any other reimbursement paid during such fiscal year) does not cause “other operating expenses” (as defined below) (on an annualized basis and net of any expense reimbursement payments received by TPIC during such fiscal year) to exceed the percentage of TPIC’s average net assets attributable to shares of TPIC’s common stock represented by “other operating expenses” during the fiscal year in which such expense support payment from the TPIC Investment Adviser was made (provided, however, that this clause (i) shall not apply to any reimbursement payment which relates to an expense support payment from the TPIC Investment Adviser made during the same fiscal year); and (ii) TPIC will not reimburse the TPIC Investment Adviser for expense support payments made by the TPIC Investment Adviser if the annualized rate of regular cash distributions declared by TPIC at the time of such reimbursement payment is less than the annualized rate of regular cash distributions declared by TPIC at the time the TPIC Investment Adviser made the expense support payment to which such reimbursement relates. “Other operating expenses” means TPIC’s total operating expenses excluding base management fees, incentive fees, organization and offering expenses, financing fees and costs, interest expense, brokerage commissions and extraordinary expenses.

In addition, with respect to any expense support payment attributable to TPIC’s organizational and offering expenses, TPIC will only reimburse the TPIC Investment Adviser for expense support payments made by the TPIC Investment Adviser to the extent that the payment of such reimbursement (together with any other reimbursement for organizational and offering expenses paid during such fiscal year) is limited to 15% of cumulative gross sales proceeds including the sales load (or dealer manager fee) paid by TPIC.

Under the Triton ERA, any unreimbursed expense support payments may be reimbursed by TPIC within a period not to exceed three years from the end of the quarter in which TPIC incurred the expense.

TPIC or the TPIC Investment Adviser may terminate the expense reimbursement agreement at any time upon thirty days’ written notice. The expense reimbursement agreement will automatically terminate upon termination of the Investment Advisory Agreement or upon TPIC’s liquidation or dissolution. The expense reimbursement agreement expires by its terms on December 31, 2018, unless extended with the mutual consent of us and the TPIC Investment Adviser. Upon termination of the TPIC ESA, TPIC may be required to repay the TPIC Investment Adviser all expense support payments made by the TPIC Investment Adviser within three years of the date of termination, subject to the limitations contained in the agreement.

The Triton ERA is, by its terms, effective retroactively to TPIC’s inception date of April 29, 2011. As a result, the TPIC Investment Adviser has agreed to reimburse a total of $5,067,191 as of September 30, 2018.

Below is a table that provides information regarding expense support payments incurred by the TPIC Investment Adviser pursuant to the TPIC ESA as well as other information relating to TPIC’s ability to reimburse the TPIC Investment Adviser for such payments:

Quarter Ended	Amount of Expense Payment Obligation	Amount of Offering Cost Payment Obligation	Operating Expense Ratio as of the Date Expense Payment Obligation Incurred (1)	Annualized Distribution Rate as of the Date Expense Payment Obligation Incurred (2)	Eligible for Reimbursement Through
September 30, 2012	$21,826	$0	432.69%	-	September 30, 2015
December 31, 2012	$26,111	$0	531.09%	-	December 31, 2015
March 31, 2013	$30,819	$0	N/A	-	March 31, 2016
June 30, 2013	$59,062	$0	N/A	-	June 30, 2016
September 30, 2013	$65,161	$0	N/A	-	September 30, 2016
December 31, 2013	$91,378	$0	455.09%	-	December 31, 2016
March 31, 2014	$68,293	$0	148.96%	-	March 31, 2017
June 30, 2014	$70,027	$898,518	23.17%	-	June 30, 2017
September 30, 2014	$92,143	$71,060	20.39%	-	September 30, 2017
December 31, 2014	$115,777	$90,860	11.15%	-	December 31, 2017
March 31, 2015	$134,301	$106,217	13.75%	2.01%	March 31, 2018
June 30, 2015	$166,549	$167,113	14.10%	3.20%	June 30, 2018
September 30, 2015	$147,747	$240,848	10.45%	3.20%	September 30, 2018
December 31, 2015	$136,401	$280,376	7.41%	3.60%	December 31, 2018
March 31, 2016	$157,996	$232,895	6.00%	3.52%	March 31, 2019
June 30, 2016	$206,933	$285,878	4.95%	3.52%	June 30, 2019
September 30, 2016	$201,573	$223,020	4.52%	3.13%	September 30, 2019
December 31, 2016	$104,561	$168,876	4.45%	3.11%	December 31, 2019
March 31, 2017	$80,847	$252,875	4.21%	3.19%	March 31, 2020
June 30, 2017	$0	$176,963	3.98%	3.18%	June 30, 2020
September 30, 2017	$0	$119,188	4.19%	3.00%	September 30, 2020
December 31, 2017	$0	$0	N/A	N/A	N/A

(1)	“Operating Expense Ratio” includes all expenses borne by us, except for organizational and offering expenses, base management and incentive fees owed to the TPIC Investment Adviser, financing fees and costs, interest expense, brokerage commissions and extraordinary expenses. TPIC did not achieve its minimum offering amount until June 25, 2014 and as a result, did not invest the proceeds from the offering and realize any income from investments prior to the end of its fiscal quarter.

(2)	“Annualized Distribution Rate” equals the annualized rate of distributions paid to stockholders based on the amount of the regular cash distribution paid immediately prior to the date the expense support payment obligation was incurred by the TPIC Investment Adviser. “Annualized Distribution Rate” does not include special cash or stock distributions paid to stockholders. TPIC did not achieve its minimum offering amount until June 25, 2014 and as a result, did not have an opportunity to invest the proceeds from the offering and realize any income from investments or pay any distributions to stockholders prior to the end of its fiscal quarter.

Beginning with the year ended December 31, 2016, the TPIC Investment Adviser began to reimburse less than 100% of operating expenses, and for the year ended December 31, 2017, the TPIC Investment Adviser did not reimburse any operating expenses after the first quarter. Additionally, the TPIC Investment Adviser did not reimburse any offering expenses for the first and second quarter of 2018. Of these offering and operating expenses, $2,275,215 has exceeded the three-year period for repayment and will not be repayable by TPIC. $2,791,976 remains that could potentially be subject to repayment by TPIC.

The chart below, on a cumulative basis, discloses the components of the Reimbursement due from Sponsor reflected on the chart above:

	September 30, 2018	December 31, 2017
Operating Expenses	$1,977,504	$1,977,504
Offering Costs	3,089,687	3,314,687
Due to related party offset	(4,724,476)	(4,707,407)
Reimbursements received from Adviser	(342,715)	(342,715)
Other amounts due to affiliates	886	15,559
Total Reimbursement due from Adviser	$886	$257,628

Operating Expenses are the amounts reimbursed by the TPIC Investment Adviser for TPIC’s operating costs and Offering Costs are the cumulative amount of organizational and offering expenses reimbursed to us by the TPIC Investment Adviser and subject to future reimbursement per the terms of TPIC’s expense reimbursement agreement.

Due to related party offset represents the cash the TPIC Investment Adviser paid directly for TPIC’s operating and offering expenses and Reimbursements received from sponsor are the amounts the TPIC Investment Adviser paid in cash to us for reimbursement of TPIC’s operating and offering costs.

As a condition to the Merger, the TPIC Investment Adviser agreed to terminate the TPIC ESA and waive any amounts owed to it under the TPIC ESA.

Critical Accounting Policies

This discussion of TPIC’s expected operating plans is based upon TPIC’s expected financial statements, which will be prepared in accordance with GAAP. The preparation of these financial statements will require TPIC’s management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ. In addition to the discussion below, TPIC will describe its critical accounting policies in the notes to its future financial statements.

Valuation of Investments

TPIC’s board of directors has established procedures for the valuation of TPIC’s investment portfolio. These procedures are detailed below.

Investments for which market quotations are readily available will be valued at such market quotations. For most of TPIC’s investments, market quotations will not be available. With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, TPIC’s board of directors has approved a multi-step valuation process each quarter, as described below:

1.	Each portfolio company or investment will be valued by the TPIC Investment Adviser, potentially with assistance from one or more independent valuation firms engaged by TPIC’s board of directors;

2.	The independent valuation firm, if involved, will conduct independent appraisals and make an independent assessment of the value of each investment;

3.	The audit committee of TPIC’s board of directors will review and discuss the preliminary valuation prepared by the TPIC Investment Adviser and that of the independent valuation firm, if any; and

4.	The board of directors will discuss the valuations and determine the fair value of each investment in TPIC’s portfolio in good faith based on the input of the TPIC Investment Adviser, the independent valuation firm, if any, and the audit committee.

Investments will be valued utilizing a cost approach, a market approach, an income approach, or a combination of approaches, as appropriate. The cost approach is most likely only to be used early in the life of an investment or if TPIC determine that there has been no material change in the investment since purchase. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present value amount, calculated using an appropriate discount rate. The measurement is based on the net present value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that TPIC may take into account in fair value pricing TPIC’s investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, TPIC’s ability to make payments, its earnings and discounted cash flows, the markets in which TPIC does business, comparisons of financial ratios of peer companies that are public, M&A comparables, the principal market and enterprise values, among other factors.

TPIC has adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820, Fair Value Measurements and Disclosures, which defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosures about fair value measurements.

ASC Topic 820 provides a consistent definition of fair value which focuses on exit price and prioritizes, within a measurement of fair value, the use of market-based inputs over entity-specific inputs. It defines fair value as the price an entity would receive when an asset is sold or when a liability is transferred in an orderly transaction between market participants at the measurement date. In addition, ASC Topic 820 provides a framework for measuring fair value and establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels of valuation hierarchy established by ASC Topic 820 are defined as follows:

Level 1: Quoted prices in active markets for identical assets or liabilities, accessible by the company at the measurement date.

Level 2: Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.

Level 3: Unobservable inputs for the asset or liability.

In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level of input that is significant to the fair value measurement. TPIC’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.

In accordance with ASC Topic 820, the fair value of TPIC’s investments is defined as the price that TPIC would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market in which that investment is transacted.

Revenue Recognition

TPIC records interest income on an accrual basis to the extent that it expects to collect such amounts. For loans and debt securities with contractual PIK interest, which represents contractual interest accrued and added to the principal balance, TPIC generally will not accrue PIK interest for accounting purposes if the portfolio company valuation indicates that such PIK interest is not collectible. TPIC does not accrue as a receivable interest on loans and debt securities for accounting purposes if TPIC has reason to doubt TPIC’s ability to collect such interest. Original issue discounts, market discounts or premiums are accreted or amortized using the effective interest method as interest income. TPIC record prepayment premiums on loans and debt securities as interest income. Dividend income, if any, is recognized on an accrual basis to the extent that TPIC expect to collect such amount.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

TPIC will measure net realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees and prepayment penalties. Net change in unrealized appreciation or depreciation will reflect the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

Payment-in-Kind Interest

TPIC may have investments in TPIC’s portfolio that contain a PIK interest provision. Any PIK interest will be added to the principal balance of such investments and is recorded as income, if the portfolio company valuation indicates that such PIK interest is collectible. In order to maintain TPIC’s status as a RIC, substantially all of this income must be paid out to stockholders in the form of distributions, even if TPIC has not collected any cash.

Offering Costs

TPIC will incur certain expenses in connection with registering to sell shares of TPIC’s common stock in connection with its offering. These costs principally relate to professional and filing fees. Upon recognition or repayment to the TPIC Investment Adviser of these costs, they will be capitalized as deferred offering expenses and then subsequently expensed over a 12-month period. The TPIC Investment Adviser may reimburse TPIC for all or part of these amounts pursuant to the Triton ERA discussed elsewhere in this joint proxy statement and prospectus.

Federal Income Taxes

TPIC elected to be treated, beginning with TPIC’s fiscal year ending December 31, 2012, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. As a RIC, TPIC generally will not have to pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that TPIC distribute to TPIC’s stockholders from TPIC’s tax earnings and profits. To maintain TPIC’s RIC tax treatment, TPIC must, among other things, meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of TPIC’s ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any.

PORTFOLIO COMPANIES OF TPIC

The following table sets forth certain information regarding each of the portfolio companies in which TPIC had a debt or equity investment as of September 30, 2018. The general terms of its loans and other investments are described in “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Investments.” TPIC offers to make available significant managerial assistance to its portfolio companies. TPIC may receive rights to observe the meetings of its portfolio companies’ board of directors. Other than these investments, TPIC’s only relationships with its portfolio companies are the managerial assistance it may separately provide to its portfolio companies, which services would be ancillary to its investments. TPIC does not “control” any of its portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, TPIC would be presumed to “control” a portfolio company if it owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company if it owned 5% or more of its voting securities. Except as indicated in footnote (e), below, all of TPIC’s investments are issued by eligible portfolio companies, as defined in the 1940 Act. Because there is no readily available market value for these investments, the fair value of these investments is determined in good faith by TPIC’s board of directors as required by the 1940 Act. (See Note 7 to the financial statements).

Portfolio Company	Footnotes	Address	Industry	Rate (b)	Floor	Maturity	Principal Amount/ Number of Shares	Amortized Cost(f)	Fair Value(c)
Senior Secured Loans—First Lien—44.55%
LSF9 Atlantis Holdings, LLC		775 Prairie Center Dr, Ste. 420, Eden Prairie, MN 55344	Telecommunications	L+6.00% (8.12%)	2.12%	5/1/2023	$484,375	$480,491	$469,238
California Pizza Kitchen, Inc.		12181 Bluff Creek Dr., Playa Vista, CA 90094	Beverage, Food & Tobacco	L+6.00% (8.39%)	2.39%	8/19/2022	343,000	340,751	334,425
CareerBuilder		200 N. LaSalle St., Ste. 1100, Chicago, IL 60601	Business Services	L+6.75% (9.14%)	2.39%	7/27/2023	369,112	357,002	369,804
Coronado Curragh LLC - Term Loan B		100 Bill Baker Way, Beckley, WV 25801	Metals & Mining	L+6.50% (8.89%)	2.39%	3/29/2025	345,543	334,639	349,862
Coronado Curragh LLC - Term Loan C		101 Bill Baker Way, Beckley, WV 25801	Metals & Mining	L+6.50% (8.89%)	2.39%	3/21/2025	94,475	92,018	95,656
Deluxe Entertainment Services Group, Inc.		2400 West Empire Ave., Burbank, CA 91504	Media: Diversified and Production	L+5.50% (7.84%)	2.34%	2/28/2020	333,512	329,039	306,831
Flavors Holdings, Inc. Tranche B		300 Jefferson St., Camden, NJ 08104	Beverage, Food & Tobacco	L+5.75% (8.14%)	2.39%	4/3/2020	98,839	97,511	92,415
GK Holdings, Inc.		9000 Regency Parkway, Ste. 400, Cary, NC 27518	Business Services	L+6.00% (8.39%)	2.39%	1/20/2021	120,313	119,976	112,191
GoWireless Holdings, Inc.		9970 W. Cheyenne Ave. #100, Las Vegas, NV 89129	Consumer Services	L+6.50% (8.74%)	2.24%	12/20/2024	481,250	476,768	471,625
InfoGroup Inc.		16000 Dallas Parkway, Ste. 575, Dallas, TX 75248	Business Services	L+5.00% (7.39%)	2.39%	3/28/2023	492,500	488,744	492,091
Isagenix International LLC		155 E. Rivulon Blvd., Gilbert, AZ 85297	Healthcare & Pharmaceuticals	L+5.75% (8.14%)	2.39%	4/25/2025	493,750	489,056	494,984
McAfee LLC		2821 Mission College Blvd., Santa Clara, CA 95054	Business Services	L+4.50% (6.74%)	2.24%	9/27/2024	247,500	245,353	249,843
Moran Foods, LLC		100 Corporate Office Drive, Earth City, MO 63045	Beverage, Food & Tobacco	L+6.00% (8.24%)	2.24%	12/5/2023	343,875	336,121	250,169
Prospect Medical Holdings, Inc.		3415 South Sepulveda Blvd, Los Angeles, CA 90034	Healthcare & Pharmaceuticals	L+5.50% (7.63%)	2.13%	2/22/2024	497,500	488,527	505,584
Quidditch Acquisition, Inc.		9357 Spectrum Center Blvd., San Diego, CA 92123	Beverage, Food & Tobacco	L+7.00% (9.17%)	2.17%	3/14/2025	497,500	488,237	506,206
Raley’s		500 W Capitol Ave., West Sacremento, CA 95605	Beverage, Food & Tobacco	L+5.25% (7.49%)	2.24%	5/18/2022	187,277	187,277	188,447
Sahara Parent Inc		2 Blue Hill Plaza, #1563, Pearl River, NY 10965	Business Services	L+5.00% (7.26%)	2.26%	8/16/2024	346,500	343,533	347,713
Strike, LLC		1800 Hughes Landing Blvd. #500, The Woodlands, TX 77380	Energy: Oil & Gas	L+8.00% (10.59%)	2.59%	11/30/2022	319,375	312,126	324,166
Travel Leaders Group, LLC		119 W 40th St, 12th Floor, New YorK, NY 10018	Hotel, Gaming & Leisure	L+4.00% (6.16%)	2.16%	1/25/2024	498,750	497,795	505,296
TruGreen Limited Partnership		860 Ridge Lake Boulevard, Memphis, TN 38120	Consumer Services	L+4.00% (6.13%)	2.13%	4/13/2023	343,035	339,583	347,109
Verdesian Life Sciences LLC		501 Cascade Pointe Lane, Suite 103, Cary, NC 27513	Wholesale Trade-Nondurable Goods	L+5.00% (7.34%)	2.34%	7/1/2020	199,417	198,695	190,443
Wirepath LLC		1800 Continental Blvd., Ste. 200, Charlotte, NC 28273	Consumer Services	L+4.50% (6.74%)	2.24%	8/5/2024	495,009	492,873	497,793
Yak Access LLC		2438 Hwy 98 E, Columbia, MS 39429	Construction & Building	L+5.00% (7.14%)	2.14%	6/29/2025	500,000	485,424	483,750
Total Senior Secured Loans—First Lien							$8 ,132,407	$8,021,538	$7,985,641

Senior Secured Loans—Second Lien—27.99%
DG Investment Intermediate Holdings 2 Inc.		1651 Wilkening Road, Schaumburg, IL 60173	Business Services	L+6.75% (8.99%)	2.24%	2/1/2026	500,000	497,706	504,375
Encino Acquisition Partners Holdings, LLC		5847 San Felipe St., Ste 300, Houston, TX 77057	Energy: Oil & Gas	L+6.75% (7.75%)	1.00%	9/26/2025	500,000	495,000	502,500
Flavors Holdings, Inc.		300 Jefferson St., Camden, NJ 08104	Beverage, Food & Tobacco	L+10.00% (12.39%)	2.39%	10/7/2021	125,000	122,885	109,375
FullBeauty Brands Holding		10100 Reunion Pl., San Antonio, TX 78216	High Tech Industries	L+9.00% (11.34%)	2.34%	10/13/2023	250,000	219,377	22,000
GK Holdings, Inc.		9000 Regency Parkway, Ste. 400, Cary, NC 27518	Business Services	L+10.25% (12.64%)	2.39%	1/21/2022	125,000	123,830	104,063
Inmar		635 Vine Street, Winston-Salem, NC 27101	Business Services	L+8.00% (10.24%)	2.24%	5/1/2025	500,000	493,807	502,500
McAfee LLC		2821 Mission College Blvd., Santa Clara, CA 95054	Business Services	L+8.50% (10.74%)	2.24%	9/26/2025	500,000	497,338	511,250
Neustar, Inc.		21575 Ridgetop Circle, Sterling, VA 20166	High Tech Industries	L+8.00% (10.24%)	2.24%	2/28/2025	749,792	740,292	746,043
NPC International, Inc.		7300 West 129th Street, Overland Park, KS 66213	Beverage, Food & Tobacco	L+7.50% (9.58%)	2.08%	3/28/2025	500,000	498,846	506,250
Oxbow Carbon LLC		1602 Forum Pl., West Palm Beach, FL 33401	Metals & Mining	L+7.50% (9.74%)	2.24%	1/4/2024	500,000	495,575	512,500
Patriot Container Corp.		6525 Morrison Blvd., Ste 300, Charlotte, NC 28211	Environmental	L+7.75% (9.96%)	2.21%	3/16/2026	500,000	490,680	490,000
Rocket Software, Inc.		77 4th Ave., Waltham, MA 02451	Business Services	L+9.50% (11.89%)	2.39%	10/14/2024	500,000	492,497	506,565
Total Senior Secured Loans—Second Lien							$5 ,249,792	$5,167,833	$5,017,421
Subordinated Convertible Debt—0.00%
Javlin Capital LLC Subordinated Convertible Note	(a) (e)	1414 Harnet St., Ste. 400, Omaha, NE 68102	Specialty Finance	6.00%		3/31/2020	666,389	666,389	-
Total Subordinated Convertible Debt							$666,389	$6 66,389	$-
Equity/Other—2.80%
ACON IWP Investors I, L.L.C.	(a)	1133 Connecticut Ave., NW, Ste. 700, Washington, DC 20036	Healthcare & Pharmaceuticals				500,000	500,000	501,742
Javlin Capital LLC Class C-2 Preferred Units	(a) (d) (e)	1414 Harnet St., Ste. 400, Omaha, NE 68102	Specialty Finance				214,286	750,000	-
Total Equity/Other							714,286	$1,250,000	$5 01,742

TOTAL INVESTMENTS—75.34%								$15,105,760	$13,504,804
OTHER ASSETS IN EXCESS OF LIABILITIES—24.66%									$4,419,350
NET ASSETS - 100.0%									$17,924,154

(a)	Affiliated investment as defined by the 1940 Act, whereby the Company owns between 5% and 25% of the portfolio company’s outstanding voting securities and the investments are not classified as controlled investments.
Affiliated funds that are managed by an affiliate of Triton Pacific Adviser, LLC also hold investments in this security. The aggregate fair value of non-controlled, affiliated investments at September 30, 2018 represented 2.80% of the Company’s net assets. Fair value as of December 31, 2017 along with transactions during the nine months ended September 30, 2018 in affiliated investments were as follows):

			Nine months ended September 30, 2018
Non-controlled, Affiliated Investments	Number of Shares	Fair Value at December 31, 2017	Gross Additions (Cost)*	Gross Reductions (Cost)**	Unrealized Change in FMV	Fair Value at September 30, 2018	Net Realized Gain (Loss)	Interest & Dividends Credited to Income
ACON IWP Investors I, L.L.C.	500,000	$5 37,903	$-	$-	$(36,161)	$5 01,742	$-	$-
Javlin Capital, LLC, Convertible Note	666,389	-	-	-	-	-	-	-
Javlin Capital, LLC, C-2 Preferred Units	214,286	-	-	-	-	-	-	-
Total		$537,903	$-	$-	$(36,161)	$501,742	$-	$-

*Gross additions include increases in the cost basis of investments resulting from new portfolio investments, PIK interest, the amortization of unearned income, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio comp any into this category from a different category .

**Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category.

(b)	Certain variable rate securities in the Company ’s portfolio bear interest at a rate determined by a publicly disclosed base rate spread. As of September 30, 2018, the three-month London Interbank Offered Rate, or LIBOR, was 2.39600%.

(c)	Fair value and market value are determined by the Company’s board of directors (see Note 7.)

(d)	Security held within TPJ Holdings, Inc., a wholly -owned subsidiary of the Company . See Note 2 for a dicussion on the basis of consolidation.

(e)	The investment is not a qualifying asset under the Investment Company Act of 1940, as amended. A business development comp any may not acquire any asset other than a qualifying asset, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the business development company’s total assets. As of September 30, 2018, 100% of the Company’s total assets represented qualifying assets based on fair market value, though the company does own non-qualifying assets as noted by this footnote (e).

(f)	See Note 5 for a discussion of the tax cost of the portfolio.

Below is a more detailed description of the portfolio companies in which TPIC’s investments constitute greater than 5% of its total assets as of September 30, 2018:

ACON IWP Investors, LLC is the parent company of Injured Workers Pharmacy, LLC (“IWP”). IWP is an online pharmacy that specializes in providing prescriptions to patients involved in workers’ compensation claims. IWP’s revenues and profits can be impacted by reimbursement rates from private insurance companies and increases in the prices charged by drug providers. Changes in government regulations affecting the reimbursement rates for Medicare and other state-sponsored insurance plans could have a material impact on IWP’s business. As of September 30, 2018, TPIC owned common membership interests of ACON IWP Investors, LLC representing approximately 0.5% of IWP’s outstanding equity securities on a fully-diluted basis. TPIC’s investment in IWP is not income producing.

Javlin Capital LLC (“Javlin Financial.”) is a company located in Omaha, Nebraska, whose principal activities are providing capital in the form of debt and profit participation investments and directly purchasing certain receivable assets. On June 30, 2017, TPIC made the decision to write down the carrying value of its investment in Javlin Financial. The decision was due to performance issues within Javlin Financial’s core business and a breakdown in restructuring negotiations between TPIC, Javlin Financial’s lenders, and Javlin Financial’s controlling stockholder. It is unknown at this time if there will be any value to the investment. As of September 30, 2018 TPIC owned Series C-2 membership interests of Javlin representing approximately 1.0% of Javlin’s outstanding equity securities on a fully-diluted basis.

MANAGEMENT OF TPIC

The following is a discussion of TPIC’s current board of directors and executive officers. As discussed in this joint proxy statement and prospectus, TPIC’s board of directors and executive officers will change upon completion of the Merger.

TPIC’s business and affairs are managed under the direction of its board of directors. The responsibilities of the board of directors include, among other things, the oversight of TPIC’s investment activities and financing arrangements, quarterly valuations of TPIC’s assets and corporate governance activities. The board of directors has established an audit committee and may establish additional committees from time to time as necessary. Each director will serve until the next annual meeting of stockholders and until his or her successor is duly elected. Although the number of directors may be increased or decreased, a decrease will not have the effect of shortening the term of any incumbent director. Any director may resign at any time and may be removed with or without cause by the stockholders upon the affirmative vote of at least a majority of all the votes entitled to be cast at a meeting called for the purpose of the proposed removal. The notice of the meeting shall indicate that the purpose, or one of the purposes, of the meeting is to determine if a director should be removed.

A vacancy created by an increase in the number of directors or the death, resignation, removal, or other incapacity of a director may be filled only by a vote of a majority of the remaining directors. As provided in TPIC’s charter, nominations of individuals to fill the vacancy of a board seat previously filled by an independent director will be made by the remaining independent directors.

Board of Directors and Executive Officers

TPIC’s current board of directors consists of five members, a majority of whom are not “interested persons” of us, the TPIC Investment Adviser, or Triton Pacific, as defined in Section 2(a)(19) of the 1940 Act. TPIC refer to these individuals as TPIC’s independent directors. Members of TPIC’s board of directors will be elected annually at TPIC’s annual meeting of stockholders. TPIC is prohibited from making loans or extending credit, directly or indirectly, to TPIC’s directors or executive officers under Section 402 of the Sarbanes-Oxley Act. The Chairman of the board of directors is Craig J. Faggen, who is an interested director. TPIC’s board of directors believes that Mr. Faggen, as TPIC’s Chief Executive Officer, is the director with the most knowledge of TPIC’s business strategy and is best situated to serve as Chairman of the board of directors. The audit committee is made up entirely of independent directors who will be responsible for assuring the proper valuation of TPIC’s assets and the net asset value of TPIC’s shares. TPIC’s leadership structure is designed to provide that TPIC is led by a team with the necessary management experience to guide TPIC, while assuring an independent check on management decisions and TPIC’s financial well-being. TPIC’s charter, as well as regulations governing BDCs generally, requires that a majority of the board of directors be independent directors. TPIC’s board of directors does not currently have a lead independent director. TPIC’s board of directors, after considering various factors, has concluded that this structure is appropriate given TPIC’s current size and complexity.

Directors

Information regarding TPIC’s current board of directors is set forth below. TPIC has divided the directors into two groups—interested directors and independent directors. The address for each director is c/o Triton Pacific Investment Corporation, Inc., 6701 Center Drive West, Suite 1450, Los Angeles, CA 90045.

Name (Age)	Position Held	Director Since	Expiration of Current Term	Principal Occupation Past 5 Years	Other Directorships Held by Director(1)

Interested Directors
Craig J. Faggen (49)	Chairman and CEO	2012	2018	Private Equity Professional	None
Ivan Faggen (79)	Director	2012	2018	Private Equity Professional	None

Independent Directors
Ronald W. Ruther (82)	Director, Audit Committee	2012	2018	Business Adviser	None
Marshall Goldberg (77)	Director, Audit Committee	2012	2018	Directorships	None
William Pruitt (77)	Director, Audit Committee	2012	2018	Directorships	None

(1)	Refers to directorships currently held by the named director in companies with a class of securities registered pursuant to section 12 of the Exchange Act or subject to the requirements of section 15(d) of the Exchange Act or any company registered as an investment company under the 1940 Act.

Interested Directors:

Craig J. Faggen: Mr. Faggen is TPIC’s Chairman of the Board and Chief Executive Officer. Mr. Faggen has over 20 years of experience developing and implementing strategic initiatives and structuring numerous complex capital markets transactions. For the past five years, Mr. Faggen has served as the co-founder and Chief Executive Officer of Triton Pacific, which includes TPCP, and has been actively involved in building its private equity division. As CEO of Triton Pacific, Mr. Faggen has overall firm oversight responsibilities. Prior to co-founding Triton Pacific, he was a founder and a partner in the boutique investment banking firm Triton Pacific Capital, LLC. There he was instrumental in the due diligence, structuring, and closing of several billion dollars of transactions. Prior to co-founding Triton Pacific, Mr. Faggen worked in Arthur Andersen’s Capital Markets Group, where he acted as a financial advisor to a number of public and private companies on various transactions including IPOs, securitized debt transactions, equity private placements, dispositions and M&A related opportunities. Mr. Faggen received a B.A. in Economics from UCLA and a Master’s Degree from MIT. Craig Faggen sits on the board of a number of private companies, most of which are portfolio companies of investment funds managed or sponsored by Triton Pacific Capital Partners, LLC or its affiliates. Mr. Faggen does not sit on the board of any other public companies. Mr. Faggen is the son of one of TPIC’s directors, Ivan Faggen.

Ivan Faggen: Mr. Faggen has over 45 years of experience providing strategic advice and executing capital market transactions. He co-founded, with his son Craig Faggen, and is actively involved in the business of Triton Pacific and TPCP. For the past five years, he has served as a partner of Triton Pacific and TPCP and has been actively involved in their management and operations. Mr. Faggen spent over 33 years at Arthur Andersen working with small and mid-size companies on a variety of strategic, operational, and financial issues. Prior to his departure, he was one of seven Worldwide Directors of Arthur Andersen’s Industry Group. In that position, he not only built an advisory practice with $300 million of annual revenues, but was also instrumental in facilitating hundreds of domestic and international transactions. He received a B.S. in Business Administration from Wayne State University and is a retired CPA. In addition, he served as Chairman of the Counselors of Real Estate, Chairman of the Counselors of Real Estate Foundation and was a member of the advisory board of the Carlyle Group. Ivan Faggen sits on the board of a number of private companies, most of which are portfolio companies of investment funds managed or sponsored by Triton Pacific Capital Partners, LLC or its affiliates. Mr. Faggen does not sit on the board of any other public companies.

Independent Directors:

Ronald W. Ruther: For the past five years, Mr. Ruther has served as an independent business advisor to small businesses, their owners and a coach to their CEOs. During the past 20 years, he has served on many boards of directors for privately-owned companies with annual sales ranging from $10 million to over $150 million. As a Director, Mr. Ruther has served as Chairman of Governance, Audit and Compensation Committees. Prior to this, Mr. Ruther was with Arthur Andersen & Co. for 32 years and took early retirement in 1992. As a tax partner for over 20 years and Head of the Tax Practice in Orange County, California, Mr. Ruther specialized in business consulting, mergers and acquisitions, executive compensation, employee benefits and family wealth planning. His clients ranged from start-ups to large public corporations. Mr. Ruther received a B.S. in Business from Northwestern University and a J.D. from Northwestern Law School. He is a retired CPA and an inactive member of the Illinois Bar.

Marshall Goldberg: For the past five years, Mr. Goldberg has served as the chair of a charitable initiative, an endowment committee and on the boards of several community and charitable organizations. Prior to that, Mr. Goldberg, served in various capacities in a thirty-year career with Prudential Financial Services, Inc. As Corporate Vice President for Agent Training and Manpower Development, he was responsible for agency training for the company’s 35,000 person field force. Mr. Goldberg participated as a lead principal in the development and introduction of its Universal Life insurance product which soon became the dominant variable life contract in the insurance industry. As a Regional Marketing Vice President, he headed several sales organizations staffed by thousands of agents and field staff. As Senior Vice President of the Prudential Home Mortgage Company, he led a national sales and production organization and served on the risk management and enterprise management committees. Mr. Goldberg received a B.S.B.A. in Economics from the University of Florida and acquired several financial services designations.

William Pruitt: For the past five years, Mr. Pruitt has served as the general manager of Pruitt Enterprises, LP and president of Pruitt Ventures, Inc. Previously, Mr. Pruitt served as the managing partner for the Florida, Caribbean and Venezuela operations of the independent auditing firm of Arthur Andersen, LLP. Mr. Pruitt has been an independent board member of multiple boards, including Swisher Hygiene, Inc., NV5, Inc., MAKO Surgical Corp., and PBSJ Corporation. Mr. Pruitt received a B.A. in Business Administration from the University of Miami and is a CPA (inactive).

Executive Officers (who are not directors):

Michael Carroll, Chief Financial Officer and Secretary: Mr. Carroll has served as TPIC’s Chief Financial Officer and secretary since inception, and has extensive experience in the area of financial accounting and has spent several years at Triton Pacific managing fund finances and investor relations. Prior to joining Triton Pacific, Mr. Carroll managed the business functions and accounts of various political organizations and worked on Capitol Hill. Prior experiences include serving as Deputy Treasurer of Virginians for Jerry Kilgore, a Richmond-based candidate committee, where Mr. Carroll managed the committees’ campaign contributions, totaling over $22 million. Mr. Carroll received a B.S. from Virginia Commonwealth University.

Committees of the Board of Directors

Audit Committee

TPIC’s audit committee is composed wholly of TPIC’s independent directors. The audit committee is responsible for approving TPIC’s independent accountants, reviewing with TPIC’s independent accountants the plans and results of the audit engagement, approving professional services provided by TPIC’s independent accountants, reviewing the independence of TPIC’s independent accountants and reviewing the adequacy of TPIC’s internal accounting controls. The audit committee is also responsible for aiding TPIC’s board of directors in determining a fair market value of TPIC’s debt and equity securities that are not publicly-traded or for which current market values are not readily available. The board of directors and audit committee may utilize the services of an independent valuation firm to help them determine the fair value of these securities. Messrs. Pruitt, Goldberg and Ruther are the members of TPIC’s audit committee, and Mr. Ruther is the chairman. TPIC’s board of directors has determined that Mr. Ronald Ruther is an “audit committee financial expert” as defined under relevant SEC rules.

Meetings of TPIC’s Board of Directors

During the fiscal year of 2017, TPIC’s board of directors held four board meetings and four Audit Committee meetings. All directors attended all of the meetings of the board of directors and of the respective committees on which they serve.

Compensation of Directors

TPIC’s independent directors receive an annual cash retainer for serving on TPIC’s board of directors and for serving on any committee of TPIC’s board of directors, plus fees for every board meeting and committee meeting they attend. The amount of the fees TPIC pay TPIC’s independent directors is determined based on TPIC’s net assets as of the end of each fiscal quarter and is paid quarterly in arrears as follows:

Net Asset Value	Annual Cash Retainer Fee	Board Meeting Fee	Annual Audit Committee Chairperson Fee	Annual Audit Committee Member Fee	Audit Committee Meeting Fee
$0 to $25 million	--	--	--	--	--
$25 million to $75 million	$20,000	$1,000	$10,000	$2,500	$500
over $75 million	$30,000	$1,000	$12,500	$2,500	$500

TPIC also reimburses TPIC’s directors for any reasonable out of pocket expenses they have incurred in connection with their service as directors. TPIC will not, however, pay any compensation to directors who also serve as executive officers for TPIC or the TPIC Investment Adviser. In addition, TPIC has purchased directors’ and officers’ liability insurance on behalf of TPIC’s directors and officers.

Compensation of Executive Officers

None of TPIC’s executive officers will receive direct compensation from TPIC. TPIC does not currently have any employees and does not expect to have any employees in the foreseeable future. The services necessary for the operation of TPIC’s business will be provided to it by the officers and the employees of the TPIC Investment Adviser and the TPIC Administrator pursuant to the terms of the investment advisory agreement and the administration agreement, respectively.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS OF TPIC

Craig J. Faggen, TPIC’s chairman of the board and chief executive officer has ownership and financial interests in the TPIC Investment Adviser, the Dealer Manager, the TPIC Administrator and other affiliated entities. Other officers and directors as well as members of the investment committee of the TPIC Investment Adviser may also serve as principals of other investment managers affiliated with the TPIC Investment Adviser, or other affiliates of the TPIC Investment Adviser, that may in the future manage investment funds with investment objectives similar to TPIC’s.

Co-Investment Opportunities

On February 10, 2014, PWAY received an exemptive order from the SEC (the “Order”) that gave it the ability to negotiate terms other than price and quantity of co-investment transactions with other funds (including FLEX) managed by the PWAY Investment Adviser or certain affiliates, including Prospect Capital Corporation and Priority Income Fund, and which includes the New Investment Adviser, subject to the conditions included therein.  Under the terms of the Order, which will permit FLEX to co-invest with other funds managed by the New Investment Adviser or its affiliates, a majority of FLEX’s independent directors who have no financial interest in the transaction must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to FLEX and its stockholders and do not involve overreaching of FLEX or its stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of FLEX’s stockholders and is consistent with FLEX’s investment objective and strategies. The Order also imposes reporting and record keeping requirements and limitations on transactional fees. In certain situations where co-investment with one or more funds managed by the New Investment Adviser or its affiliates is not covered by the Order, such as when there is an opportunity to invest in different securities of the same issuer, the personnel of the New Investment Adviser or its affiliates will need to decide which client will proceed with the investment. Such personnel will make these determinations based on policies and procedures, which are designed to reasonably ensure that investment opportunities are allocated fairly and equitably among affiliated funds over time and in a manner that is consistent with applicable laws, rules and regulations. Moreover, except in certain circumstances, when relying on the Order, FLEX will be unable to invest in any issuer in which one or more funds managed by the New Investment Adviser or its affiliates has previously invested.

Dealer Manager Agreement

Under the terms of its dealer manager agreement, TPIC’s affiliate, Triton Pacific Securities, will act as the exclusive dealer manager until the end of the initial public offering or until the dealer manager agreement is terminated. As its affiliate, the Dealer Manager may not have conducted an independent due diligence review and investigation of the type it normally performs on unaffiliated issuers.

Expense Reimbursement Agreement

TPIC has entered into the Expense Reimbursement Agreement with the TPIC Investment Adviser pursuant to which the TPIC Investment Adviser, in consultation with us, may pay up to 100% of both TPIC’s organizational and offering expenses and TPIC’s operating expenses, all as determined by TPIC and the TPIC Investment Adviser. It is anticipated that this agreement would terminate upon the effectiveness of the Merger. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Expense Reimbursement Agreement” for a more detailed description of the Expense Reimbursement Agreement.

License Agreement

TPIC has entered into a license agreement with Triton Pacific pursuant to which it has agreed to grant TPIC a non-exclusive, royalty-free license to use the name and brand “Triton Pacific,” its related trademarks and other proprietary property. Under this agreement, TPIC will have a right to use the “Triton Pacific” name and brand, for so long as the TPIC Investment Adviser or one of its affiliates remains TPIC’s investment adviser. Other than with respect to this limited license, TPIC will have no legal right to the “Triton Pacific” name and brand. Triton Pacific is controlled by Craig J. Faggen, its president and TPIC’s chairman of the board and chief executive officer. It is anticipated that this agreement would terminate upon the effectiveness of the Merger.

Appraisal and Compensation

TPIC’s charter provides that, in connection with any transaction involving a merger, conversion or consolidation, either directly or indirectly, involving TPIC and the issuance of securities of a surviving entity after the successful completion of such transaction, or “roll-up,” an appraisal of all TPIC’s assets will be obtained from a competent independent expert which will be filed as an exhibit to the registration statement registering the roll-up transaction. Such appraisal will be based on all relevant information and shall indicate the value of TPIC’s assets as of a date immediately prior to the announcement of the proposed roll-up. The engagement of such independent expert shall be for the exclusive benefit of TPIC’s stockholders. A summary of such appraisal shall be included in a report to TPIC’s stockholders in connection with a proposed roll-up. All stockholders will be afforded the opportunity to vote to approve such proposed roll-up, and shall be permitted to receive cash in an amount of such stockholder’s pro rata share of the appraised value of TPIC’s net assets. The Merger as currently proposed would not constitute a “roll-up” for purposes of TPIC’s charter.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS OF TPIC

The following table sets forth, as of February 12, 2019, information with respect to the beneficial ownership of TPIC’s common stock by:

●	Each of TPIC’s directors and each executive officer; and
●	All of TPIC’s directors and executive officers as a group.

To TPIC’s knowledge, none of TPIC’s stockholders owns in excess of 5% of the outstanding shares of its common stock. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There are no shares subject to options that are currently exercisable or exercisable within 60 days of February 12, 2019.

Shares Beneficially Owned as of February 12, 2019
Name and Address of Beneficial Owner	Number of Shares(1)		Percentage(2)

Interested Directors:(3)
Craig Faggen	17,176.95	(4)	*
Ivan Faggen	--		--

Independent Directors:(3)	--		--
Ronald W. Ruther	--		--
Marshall Goldberg	--		--
William Pruitt

Executive Officers:(3)	--		--
Michael Carroll
All executive officers and directors as a group (6 persons)	17,176.95		*

* Less than five percent.

(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Assumes no other purchases or sales of TPIC’s common stock since the most recently available SEC filings. This assumption has been made under the rules and regulations of the SEC and does not reflect any knowledge that TPIC has with respect to the present intent of the beneficial owners of TPIC’s common stock listed in this table.
(2)	Based on a total of 1,606,913.35 shares of TPIC’s common stock issued and outstanding as of February 12, 2018.
(3)	Address is c/o Triton Pacific Capital Partners, LLC, 6701 Center Drive West, Suite 1450, Los Angeles, CA 90045.
(4)	TPIC issued 14,815 shares of TPIC’s common stock to Triton Pacific Adviser in exchange for gross proceeds of $200,003 and the TPIC Investment Adviser has received 2,361.95 shares through the distribution reinvestment plan.

Set forth below is the dollar range of equity securities beneficially owned by each of TPIC’s directors as of February 12, 2019. TPIC is not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Name of Director	Dollar Range of Equity Securities Beneficially Owned(1)(2)
Interested Directors
Craig J. Faggen	Over $100,000 (3)
Ivan Faggen	None
Independent Directors
Ronald W. Ruther	None
Marshall Goldberg	None
William Pruitt	None

(1)	The dollar ranges are: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.
(2)	The dollar range of equity securities beneficially owned is based on an assumed current public offering price of $12.66 per Class A share, as of February 12, 2019. Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(3)	The value of equity securities beneficially owned in TPIC as of February 12, 2019.

INVESTMENT OBJECTIVE AND STRATEGY OF PWAY

PWAY was organized in February 2013 as a Maryland corporation to invest primarily in income oriented securities of private or public Infrastructure companies, and commenced operations on August 25, 2015, after satisfying its minimum offering requirement of selling $3.25 million of its shares, at least $2.5 million of which was to persons who are not affiliated with PWAY or the PWAY Investment Adviser. PWAY is an externally managed, non-diversified, closed-end management investment company that has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually thereafter, as a RIC under the Code.

PWAY is managed by the PWAY Investment Adviser, a registered investment adviser under the Advisers Act, which oversees the management of PWAY’s activities and is responsible for making investment decisions for PWAY’s portfolio.

Investment Strategy

PWAY’s investment objective is to generate current income and, as a secondary objective, long-term capital appreciation. PWAY seeks to achieve its investment objective by investing, under normal circumstances, at least 50% of its total assets, that is net assets plus borrowings, in securities of Infrastructure companies and Infrastructure-Related companies. PWAY considers Infrastructure companies to include companies that derive at least 50% of their revenues, gross profit or EBITDA from the ownership, management, development, construction, maintenance, renovation, enhancement or operation of Infrastructure assets. PWAY considers Infrastructure-Related companies to be those that derive at least 50% of their revenues, gross profit or EBITDA from providing products or services to Infrastructure companies. This investment strategy may be changed by the PWAY board of directors if PWAY provides its stockholders with at least 60 days’ prior written notice and make any necessary corresponding change to its name. Examples of Infrastructure assets include, but are not limited to, assets related to:

●	transportation (e.g., airports, metro systems, maritime, shipping, pipelines, mass transit, subways, railroads, ports, highways, bridges, tunnels, toll roads);
●	transportation equipment (e.g., shipping, aircraft, railcars, containers);
●	defense industrial base sector (e.g., equipment, arms, facilities);
●	emergency services sector (e.g., police stations, fire departments, public works departments, private security);
●	electric utilities and power (e.g., development, generation, transmission, distribution);
●	energy (e.g., exploration, development, production, gathering, transportation, processing, storage, refining, supply, distribution, mining, transmission, servicing, industrial products and services, energy efficiency, management, generation or marketing of energy), including renewable energies (e.g., wind, solar, hydro, geothermal);
●	chemicals (e.g. manufacturing, refining, processing, transportation, storage, distribution);
●	communication networks and equipment (e.g., cable, wireline, wireless, satellite, data network, data storage, software);
●	water and wastewater systems (e.g. dams, pipelines, treatment plants);
●	food and agriculture sector (e.g., farms, food manufacturing, processing and storage facilities);
●	social infrastructure (e.g., health care facilities, government building and other public service facilities);

●	financial services sector (e.g., depository institutions, providers of investment products, insurance companies, other credit and financing organizations);
●	metals, industrials, materials (e.g., steel, processing, storage, manufacturing, distribution);
●	real estate (e.g., offices, shopping centers, industrial buildings); and
●	other resources and services (including manufacturing) related to infrastructure assets (e.g., cement, paper, staffing, logistics, environmental, software, forest product companies).

As part of PWAY’s investment objective to generate current income, PWAY expects to invest up to 50% of its total assets in other securities, including senior debt, subordinated debt, preferred equity, dividend-paying equity and the equity and junior debt tranches of a type of pools of broadly syndicated loans known as Collateralized Loan Obligations, or “CLOs.” The CLOs include a diversified portfolio of broadly syndicated loans and do not have direct exposure to real estate or mortgages.

A CLO is a special purpose vehicle (typically formed in the Cayman Islands or another similar foreign jurisdiction) formed to purchase the senior secured loans and issue rated debt securities and equity tranches and/or unrated debt securities (generally treated as equity interests). The rated debt tranches consist of long-term, financing with specified financing terms, including floating interest rates at a stated spread to LIBOR. The equity tranche represents the most junior tranche in the CLO capital structure. The equity tranche is typically not rated and is subordinated to the debt tranches. The holders of equity tranche interests are typically entitled to any cash reserves that form part of the structure at the point at which such reserves are permitted to be released. The equity tranche captures available payments at the bottom of the payment waterfall, after operational and administrative costs of the CLO and servicing of the debt securities.

PWAY’s investment objective is to generate current income and, as a secondary objective, long-term capital appreciation. PWAY seeks to meet its investment objective by:

●	utilizing the experience and expertise of the PWAY Investment Adviser in sourcing, evaluating and structuring transactions;
●	employing a conservative investment approach focused on current income and long-term investment performance;
●	focusing primarily on debt investments in a broad array of private or public Infrastructure companies within North America;
●	making select equity investments in certain Infrastructure companies that have consistent dividends and growth potential including companies in which PWAY holds debt investments;
●	investing primarily in established, stable enterprises with positive cash flow and strong asset and collateral coverage so as to limit the risk of potential principal loss; and
●	maintaining rigorous portfolio monitoring in an attempt to anticipate and preempt negative events within PWAY’s portfolio.

PWAY’s portfolio is expected to be comprised primarily of income-oriented securities, which includes debt securities and income-focused preferred and common equity interests, of private or public Infrastructure companies within North America. PWAY dynamically allocates its assets in varying types of investments based on its analysis of the credit markets, which may result in its portfolio becoming more concentrated in particular types of credit instruments (such as senior secured floating rate loans) and less invested in other types of credit instruments. These securities are generally rated below investment grade by rating agencies or would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “high yield” or “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. PWAY currently intends to initially weight its portfolio towards senior secured and unsecured debt. In addition to investments purchased from other dealers or investors in the secondary market, PWAY expects to invest in primary market transactions and originated investments as this will provide it with the ability to tailor investments to best match a project’s or company’s needs with PWAY’s investment objective. PWAY’s portfolio may also be comprised of select income-focused preferred or common equity interests, which refers to equity interests that pay consistent, high-yielding dividends, that PWAY believes will produce both current income and long-term capital appreciation. These income-focused preferred or common equity interests may include interests in MLPs. MLPs are entities that (i) are structured as limited partnerships or limited liability companies, (ii) are publicly traded, (iii) satisfy certain requirements to be treated as partnerships for U.S. federal income tax purposes and (iv) primarily own and operate midstream and upstream energy companies. In connection with certain of PWAY’s debt investments, PWAY may on occasion receive equity interests such as warrants or options as additional consideration. Once PWAY raises sufficient capital, PWAY expects that its investments will generally range between $3 million and $25 million each, although this investment size may vary as the size of PWAY’s capital base changes and will ultimately be at the discretion of the PWAY Investment Adviser, subject to oversight by the PWAY board of directors. Prior to raising sufficient capital, PWAY may make significantly smaller investments to have a diversified portfolio for RIC qualification purposes.

PWAY’s credit analysis includes a value-oriented and research-driven process that includes assessing current and forward-looking business models and cash flow characteristics, including debt-service coverage ratios, stress-testing of company financial performance, assessing competitive advantages, assessing liquidity and balance sheet flexibility, evaluating security structure, and relative value.

In order to comply with diversification requirements applicable to RICs, with respect to half of PWAY’s investment portfolio, PWAY’s interest in any one investment will not exceed 5% of the value of its gross assets, and with respect to the other half of PWAY’s portfolio, PWAY’s interest in any one investment will not exceed 25% of the value of PWAY’s gross assets. PWAY does not intend to operate as a “diversified” investment company within the meaning of the 1940 Act.

About the PWAY Investment Adviser

The PWAY Investment Adviser is owned 50% by Prospect Capital Management, an asset management firm and registered investment adviser under the Advisers Act, and 50% by Stratera Holdings, a national sponsor of alternative investment products designed for the individual and institutional investor. The PWAY Investment Adviser is registered as an investment adviser with the SEC under the Advisers Act and is led by a team of investment professionals from the investment and operations team of Prospect Capital Management and Prospect Administration. These individuals are responsible for PWAY’s day-to-day operations on behalf of the PWAY Investment Adviser and are responsible for developing, recommending and implementing PWAY’s investment strategy. Prospect Capital Management also manages Prospect Capital Corporation, a BDC traded on the NASDAQ Global Select Market. Prospect Capital Corporation commenced operations on July 27, 2004, focusing on generating current income and, to a lesser extent, long-term capital appreciation for stockholders, primarily by making investments in senior secured loans, subordinated debt, unsecured debt, and equity of a broad portfolio of U.S. companies. Prospect Capital Corporation had total assets of approximately $6.2 billion as of September 30, 2018 and aggregate investments under management, at fair value, of approximately $6.35 billion (including undrawn credit facilities) as of September 30, 2018. The PWAY Investment Adviser’s professionals also manage Priority Income Fund, a newly-formed, externally managed, non-diversified, closed-end management investment company that invests primarily in senior secured loans, via CLO debt and equity investments, of companies whose debt is rated below investment grade or, in limited circumstances, unrated.

The PWAY Investment Adviser’s investment professionals have significant experience in private lending and private equity investing, and has developed an expertise in using all levels of a firm’s capital structure to produce income-generating investments, while focusing on risk management. The team also has extensive knowledge of the managerial, operational and regulatory requirements of publicly registered investment companies. The PWAY Investment Adviser does not currently have employees, but has access to certain investment, finance, accounting, legal and administrative personnel of Prospect Capital Management, Prospect Administration and Stratera Holdings and may retain additional personnel as PWAY’s activities expand. In particular, certain personnel of Prospect Capital Management will be made available to the PWAY Investment Adviser to assist it in managing PWAY’s portfolio and operations, provided that they are supervised at all times by the PWAY Investment Adviser’s management team. PWAY believes that the depth of experience and disciplined investment approach of the PWAY

Investment Adviser’s management team will help the PWAY Investment Adviser to successfully execute PWAY’s investment strategy.

The PWAY board of directors, including a majority of independent directors, will oversee and monitor PWAY’s investment performance and beginning with the second anniversary of the date of the Investment Advisory Agreement will annually review the compensation PWAY pays to the PWAY Investment Adviser to determine that the provisions of the Investment Advisory Agreement are carried out.

Market Opportunity

PWAY believes that there are and will continue to be significant investment opportunities in income-oriented securities of private or public Infrastructure companies within the United States that will provide attractive risk-adjusted returns compared to other types of investments. According to Bloomberg, such investments are expected to be made across all sub-sectors of the Infrastructure markets, which markets include over 10,000 private companies and 1,000 public companies whose aggregate traded market capitalization exceeds $10 trillion.

Assets of Infrastructure companies are growing both in size and importance to the U.S. and the global economy. According to McKinsey, the world spent $9.6 trillion, or 14% of global GDP, on infrastructure in 2013. Like most developed countries, the U.S. has substantial infrastructure in place; however, the condition of these assets is deteriorating rapidly. According to the American Society of Civil Engineers, the cumulative infrastructure investment needs from 2016-2025 in the U.S. will be approximately $3.3 trillion and $10.8 trillion from 2016-2040.

	Surface Transportation	Water / Wastewater	Electricity	Airports	Inland Waterways & Marine Ports	Aggregate Economic Impact of All Sectors
Investment Funding Gap - 2016 through 2025
Total Needs	$2,042	$150	$934	$157	$37	$3,320
Funded	$941	$45	$757	$115	$22	$1,880
Funding Gap	$1,101	$105	$177	$42	$15	$1,440
Investment Funding Gap - 2016 through 2040
Total Needs	$7,646	$204	$2,458	$376	$112	$10,796
Funded	$3,312	$52	$1,893	$288	$69	$5,614
Funding Gap	$4,334	$152	$565	$88	$43	$5,182

Source: American Society of Civil Engineers (figures in $ billions)

Infrastructure is essential to the functioning of society and the modern economy. It consists of the physical structures and essential services that connect society and facilitate its orderly operation. Infrastructure has a direct impact on the quality of life of individuals, by providing access to a broad range of essential resources, including water and energy, and other services, such as transportation and telecommunications. Given its strategic importance and its impact on quality of life, as well as its high capital cost, the provision of infrastructure has traditionally been a government responsibility.

With constrained government budgets facing challenges with respect to spending requirements, infrastructure funding is increasingly coming from the private sector and additional funding will be required to meet spending needs. Private market infrastructure investments have traditionally been funded by banks. However, with increasing capital regulations forcing banks to de-lever their balance sheets, other types of private market investors have begun to fill the void. The large increase in assets under management invested in infrastructure funds over the last few years marks this growing trend.

In December 2015, the Fixing America’s Surface Transportation (FAST) Act was passed, which is a $305 billion five-year bill focuses on repairing the highways and is the first long-term national transportation spending package to be passed in a decade. In May 2016, the American Society of Civil Engineers published a report called “Failure to Act - Closing the Infrastructure Gap for America’s Economic Future.” In the report, they estimate that from 2016-2025, the United States will have an investment funding gap of $1.1 trillion for its surface transportation (highways, bridges, commuter rail, and transit systems) and a total funding gap of $1.4 trillion for all sectors.

According to the PwC and GIIA Global Infrastructure Investment 2017 report, politicians have responded to pressure by promising new major improvements with the Trump administration pledging US$1 trillion of investment in roads, bridges, schools and hospitals to be largely funded through tax-incentivized private capital.

PWAY believes that Infrastructure debt offers investors a degree of safety versus the broader corporate market. As shown in the chart below, according to Moody’s, the default rate for infrastructure debt is significantly lower than the corporate debt default rate. Infrastructure firms have real assets behind their businesses and have stable cash flows stemming from the typically long-term nature of their contractual agreements.

PWAY believes it is well positioned to take advantage of any increase in global infrastructure spending. PWAY continues to believe that the combination of urbanization, rising standards of living and population growth can propel infrastructure spending for decades to come. PWAY believes that this large and diversified asset class maintains attractive and distinct investment characteristics, including stable cash flows, high barriers to entry and steady interest payments and distributions with attractive growth profiles.

PWAY believes that this large and diversified asset class maintains the following attractive and distinct investment characteristics:

●	Stable cash flows. PWAY will seek to make investments in companies that have relatively stable cash flows. For example, PWAY expects to invest in midstream companies that generate a substantial amount of their cash flow from contracted assets with limited commodity price risk. PWAY expects to invest in Infrastructure companies that generate cash flow through a variety of contracts, which are intended to mitigate fluctuations in material costs. PWAY’s investments in companies will generally focus on those companies which PWAY believes have lower-risk, longer-lived assets that are generating strong cash flow and that have effectively hedged a portion of their production at known prices.

●	High barriers to entry. Due to the high cost of construction and the extensive time required to obtain all the necessary environmental and regulatory approvals required to construct new infrastructure assets, the barriers to enter the sector are high. For example, it can take up to 15 years to obtain the necessary regulatory approvals for, and to ultimately complete construction of, a new chemical plant. As a result, it may be difficult to replicate an existing network of integrated infrastructure assets. These barriers to entry create a competitive advantage for existing Infrastructure companies with significant operations. PWAY believes such barriers produce more operating leverage and, correspondingly, reduce market risk.
●	Steady distributions with attractive growth profiles. As mentioned above, national and global demand for Infrastructure is expected to continue to expand over the long term due to growing demand from emerging markets, domestic economic growth, aging of existing infrastructure and the industry’s dependence on fossil fuels, which are inherently finite resources. As Infrastructure companies seek to finance these assets, PWAY foresees a growing opportunity to make income-oriented investments. Given the strong asset value in much of the Infrastructure industry, PWAY believes there is significant support for additional debt within the capital structure of many Infrastructure companies. This includes opportunities for senior debt, subordinated debt, and equity securities with customarily increasing levels of risk and return. In general, PWAY believes Infrastructure companies will often seek to attract capital by paying investors a steady stream of current income with some opportunity to share in the long-term growth in their underlying markets. PWAY believes such trends are well-aligned with its investment objective.

Investments

PWAY’s investments range between approximately $3 million and $25 million each, although this investment size may vary proportionately as the size of its capital base changes.

PWAY seeks to maximize returns to its investors by applying rigorous credit analysis and asset-based lending techniques to make and monitor its investments in asset intensive Infrastructure companies. Some of the Infrastructure companies that PWAY does invest in are involved in exploration or development activity. While the structure of PWAY’s investments vary, PWAY invests primarily in secured and unsecured debt, which may include equity interests such as net profit interests, overriding royalties, warrants or options received in connection with these loans, and dividend-paying equity securities, such as common and preferred stock, limited partnership units (common, subordinated and general partner), and convertible securities, of target energy and industrial companies.

While PWAY’s primary focus is on seeking current income through investment in the debt and dividend-paying equity securities of private or public Infrastructure companies and long-term capital appreciation by acquiring accompanying warrants, options or other equity securities of such companies, PWAY invests may invest a portion of its portfolio in opportunistic investments in order to seek enhanced returns for stockholders. Such investments may include investments in the debt and equity instruments of public companies that are not thinly traded. PWAY expects that these public companies generally will have debt securities that are non-investment grade. Where PWAY holds equity investments in companies, PWAY holds may also hold senior secured and/or unsecured debt investments in such companies. PWAY holds may also invest in debt and equity securities of companies located outside of the United States.

As part of PWAY’s focus, a significant portion of its investments may be in U.S. based Infrastructure companies structured as limited partnerships, which may include public, private and joint venture MLPs. Limited partnerships, both public and private, have several classes of securities, including general partner interests and limited partner interests. Limited partnership interests can be further segregated into several classes including common units and subordinated units. The general partner is typically owned by a major energy company, an investment fund, the direct management of the limited partnership or one or more of such parties. The general partnership interest may be held by either a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the partnership through an equity interest in the limited partnership (typically up to 2% of total equity) plus, in many cases, ownership of common units, subordinated units and IDRs. Limited partners own the remainder of the partnership, through ownership of common and subordinated units, and have a limited role in the partnership’s operations and management.

Limited partnerships may be structured such that common units have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common units also accrue arrearages in distributions to the extent the MQD is not paid. Once common units have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to holders of both common and subordinated units generally on a pro rata basis. Whenever a distribution is paid to either common stockholders or subordinated stockholders, the general partner is paid a distribution. The holders of the incentive distribution rights, or IDRs, (usually the general partner) are eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per unit surpassing specified target levels. As cash distributions to the limited partners increase, the IDRs receive an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the IDRs can reach a tier where the holder receives 48% of every incremental dollar paid to common and subordinated unit holders. IDRs encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

MLPs in which PWAY intends to invest are currently classified by PWAY as midstream MLPs, propane MLPs and other MLPs.

●	Midstream MLPs are engaged in (a) natural gas pipelines and storage, (b) natural gas gathering, processing and marketing, (c) crude oil pipelines, (d) crude oil storage, gathering and marketing and (e) natural gas liquids and refined products pipelines.
●	Propane MLPs are engaged in the distribution of propane to homeowners for space and water heating and to commercial, industrial and agricultural customers.
●	Other MLPs are engaged in (a) the acquisition, production, and development of oil and gas properties, (b) owning, leasing, managing, producing, processing and selling coal and coal reserves and (c) the marine transportation of crude oil, refined petroleum products, liquefied natural gas, as well as other energy-related natural resources using tank vessels and bulk carriers.

PWAY’s investments may include other equity investments, such as warrants, options to buy a minority interest in a portfolio company, or contractual payment rights or rights to receive a proportional interest in the operating cash flow or net income of such company. When determined by the PWAY Investment Adviser to be in PWAY’s best interest, PWAY holds will acquire a controlling interest, in a portfolio company. Any warrants PWAY receives with its debt securities may require only a nominal cost to exercise, and thus, as a portfolio company appreciates in value, PWAY receives may achieve additional investment return from this equity interest. PWAY receives will structure the warrants to provide provisions protecting PWAY’s rights as a minority-interest or, if applicable, controlling-interest holder, as well as puts, or rights to sell such securities back to the company, upon the occurrence of specified events. In many cases, PWAY obtains registration rights in connection with these equity interests, which may include demand and “piggyback” registration rights.

PWAY expects that the securities in which PWAY primarily invests will be unregistered or otherwise restricted securities, principally securities of private or public companies. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act unless an exemption from such registration is available (such as pursuant to Rule 144A). Accordingly, PWAY’s ability to dispose of such securities on favorable terms may be limited until the portfolio company becomes a public company, if ever. The term “restricted securities” refers to (i) registered securities of public companies subject to a lock-up period greater than 30 days, (ii) unregistered securities of public companies with registration rights, or (iii) unregistered securities of public companies that become freely tradeable with the passage of time. Restricted securities may be more difficult to value and PWAY may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, PWAY, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that PWAY can sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and purchaser of the securities. PWAY would, in either case, bear the risks of any reduction in value during that period. The difficulties and delays associated with selling restricted securities may result in PWAY’s inability to realize a favorable price upon disposition of such securities, and at times might make disposition of such securities impossible.

PWAY may seek to enhance its total returns through the use of leverage, which may include the issuance of shares of preferred stock, or notes and other borrowings, including before PWAY has fully invested the initial proceeds of its offering. There is no assurance that PWAY will utilize leverage or, if leverage is utilized, that it will be successful in enhancing the level of PWAY’s total return. The net asset value of PWAY’s common stock may be reduced by the fees and issuance costs of any leverage. PWAY currently expects to use leverage in an aggregate amount up to 33 1/3% of its total assets, which includes assets obtained through such leverage, although PWAY may increase its leverage under the 1940 Act. PWAY intends to qualify and elect to be treated for U.S. federal income tax purposes as a RIC under Subchapter M of the Code. As a RIC, PWAY generally will not have to pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that PWAY distributes to its stockholders as dividends. To continue to qualify as a RIC, PWAY must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to qualify for RIC tax treatment PWAY must distribute to its stockholders, for each taxable year, at least 90% of PWAY’s “investment company taxable income,” which is generally PWAY’s ordinary income plus the excess of its realized net short-term capital gains over its realized net long-term capital losses.

When identifying prospective portfolio companies, PWAY intends to focus primarily on the attributes set forth below, which PWAY believes will help it generate attractive total returns with an acceptable level of risk. While these criteria provide general guidelines for PWAY’s investment decisions, PWAY cautions investors that, if PWAY believes the benefits of investing are sufficiently strong, not all of these criteria necessarily will be met by each prospective portfolio company in which PWAY chooses to invest. These attributes are:

●	Significant/meaningful asset value. PWAY invests in companies that have significant asset value rather than speculative investments or factors beyond the control of a portfolio company. PWAY focuses on Infrastructure companies that have strong potential for enhancing asset value through factors within their control. Examples of these types of factors include operating cost reductions and revenue increases driven by improved operations of previously under- performing or under- exploited assets. Such investments are expected to have significant collateral coverage and downside protection irrespective of the broader economy.
●	Defensible market positions. PWAY invests in companies that have developed strong positions within their sub-sector and exhibit the potential to maintain sufficient cash flows and profitability to service PWAY’s debt in a range of economic environments. PWAY will seek companies that can protect their competitive advantage through scale, scope, customer loyalty, asset base, product pricing or product quality, thereby minimizing business risk and protecting profitability.
●	Proven management teams. PWAY focuses on companies that have experienced management teams with an established track record of success. PWAY will typically require its portfolio companies to have proper incentives in place to align management’s goals with PWAY’s.
●	Commodity Price Management. PWAY invests in companies that appropriately manage their commodity price exposure through the use of hedging with highly-rated counterparties, contracts such as PPAs or tolling agreements and other instruments that seek to minimize the company’s exposure to significant commodity price swings.
●	Allocation among various issuers and industries. PWAY seeks to allocate its portfolio broadly among issuers and sub-sectors within the universe of Infrastructure companies, thereby attempting to reduce the risk of a downturn in any one company or sub-sector having a disproportionate impact on the performance of PWAY’s portfolio. This flexible mandate allows PWAY to take advantage of anticipated trends and avoid developments that PWAY believes are less favorable.
●	Viable exit strategy. PWAY will attempt to invest a majority of its assets in securities that may be sold in a privately negotiated over-the-counter market or public market, providing PWAY a means by which it may exit its positions. PWAY expects that a large portion of its portfolio may be sold on this secondary market for the foreseeable future, depending on market conditions. For investments that are not able to be sold within this market, PWAY intends to focus primarily on investing in companies whose business models and growth prospects offer attractive exit possibilities, including repayment of PWAY’s investments, an initial public offering of equity securities, a merger, a sale or a recapitalization, in each case with the potential for capital gains.

Investment Types

Senior debt

Senior debt is situated at the top of the capital structure. Because this debt has priority in payment, it carries the least risk among all investments in a firm. Generally, senior debt in which PWAY intends to invest is expected to have a maturity period of three to seven years, offer some form of amortization, and have first priority security interests in the assets of the borrower. Senior debt is comprised of first lien and second lien debt positions. Second lien debt is granted a second priority security interest in the assets of the borrower. Generally, PWAY expects that the variable interest rate on its first lien debt typically will range between 2.0% and 6.0% over a standard benchmark, such as the prime rate or the London Interbank Offered Rate (LIBOR). PWAY expects that the variable interest rate on second lien debt will range between 4.0% to 8.0% over the prime rate or LIBOR. In addition, PWAY may receive additional returns from any warrants PWAY may receive in connection with these investments.

Subordinated debt

In addition to senior debt, PWAY also invests a portion of PWAY’s assets in subordinated debt of private or public companies. Subordinated debt usually ranks junior in priority of payment to senior secured loans and second lien secured loans and is often unsecured, but is situated above preferred equity and common stock in the capital structure. In return for their junior status compared to senior secured loans and second lien secured loans, subordinated debt typically offers higher returns through both higher interest rates and possible equity ownership in the form of warrants, enabling the lender to participate in the capital appreciation of the borrower. These warrants typically require only a nominal cost to exercise. PWAY intends to generally target subordinated debt with interest-only payments throughout the life of the security, with the principal due at maturity. Typically, subordinated debt securities have maturities of five to ten years. Generally, PWAY expects these securities to carry a fixed or a floating interest rate of 6.0% to 12.0% over the prime rate or LIBOR. In addition, PWAY may receive additional returns from any warrants PWAY may receive in connection with these investments. In some cases, a portion of the total interest may accrue or be paid in kind.

Preferred equity

Preferred equity typically includes a stated value or liquidation preference structurally ahead of common equity holders. Holders of preferred equity can be entitled to a wide range of voting and other rights, depending on the structure of each separate security. Preferred equity can also include a conversion feature whereby the securities convert into common stock based on established parameters according to set ratios.

Other equity securities

PWAY may also invest in other equity securities which are typically structurally subordinate to all other securities within the capital structure and do not have a stated maturity. As compared to more senior securities, equity interests have greater risk exposure, but also have the potential to provide a higher return. Some of these investments may take the form of common units in MLPs. MLPs typically pay their stockholders quarterly distributions, offering investors a current yield and the opportunity for a more stable return profile.

Net profits interests, royalty interests, volumetric production payments (VPPs)

PWAY may invest in energy-specific non-operating investments including net profits interests, royalty interests or VPPs. Such non-operating interests do not include the rights and obligations of operating a mineral property (costs of exploration, development, operation) and do not bear any part of the net losses. Net profits interests and royalty interests are contractual agreements whereby the holders of such interests are entitled to a portion of the mineral production, or proceeds therefrom. A VPP is a type of structured investment whereby the owner sells a specific volume of production in a field or property to an investor and the investor receives a specific quota of production on a monthly basis in either raw output or proceeds therefrom. A VPP is typically set to expire after a certain length of time or after a specified aggregate total volume of the commodity has been delivered. If the producer cannot meet the supply quota for a given period, the supply obligation rolls forward to future cycles until the buyer is made financially whole.

Non-U.S. securities

PWAY may invest in non-U.S. securities, which will involve investments in the types of securities described above, but may include securities denominated in U.S. dollars or in non-U.S. currencies or securities issued by companies domiciled in foreign jurisdictions.

Sources of Income

The primary means through which PWAY’s stockholders will receive a return of value is through interest income, dividends and capital gains generated by PWAY’s investments. In addition to these sources of income, PWAY may receive fees paid by PWAY’s portfolio companies, including one-time closing fees paid on original issue at the time each investment is made. Closing fees typically range from 1.0% to 2.0% of the purchase price of an investment.

Risk Management

PWAY will seek to limit the downside potential of its investment portfolio by:

●	applying PWAY’s investment strategy guidelines for portfolio investments;
●	requiring a total return on investments (including both on-going interest, dividend payments, and potential appreciation) that adequately compensates PWAY for credit risk;
●	diversifying PWAY’s portfolio, size permitting, with an adequate number of companies, across different sub-sectors of the Infrastructure industry; and
●	negotiating or seeking debt and other securities with covenants or features that protect PWAY consistent with preservation of capital.

Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights. PWAY may also enter into interest rate hedging transactions at the sole discretion of the PWAY Investment Adviser. Such transactions will enable PWAY to selectively modify interest rate exposure as market conditions dictate.

Affirmative covenants

Affirmative covenants require borrowers to take actions that are meant to ensure the solvency of the company, facilitate the lenders’ monitoring of the borrower, and ensure payment of interest and loan principal due to lenders. Examples of affirmative covenants include covenants requiring the borrower to maintain adequate insurance, accounting and tax records, and to produce frequent financial reports for the benefit of the lenders.

Negative covenants

Negative covenants impose restrictions on the borrower and are meant to protect lenders from actions that the borrower may take that could harm the credit quality of the lenders’ investments. Examples of negative covenants include restrictions on the payment of dividends and restrictions on the issuance of additional debt or making capital expenditures without the lenders’ approval. In addition, certain covenants may restrict a borrower’s activities by requiring it to meet certain earnings interest coverage ratio and leverage ratio requirements. These covenants are also referred to as financial or maintenance covenants.

Investment Process

The professionals of the PWAY Investment Adviser have spent their careers developing the resources necessary to invest in private or public companies. PWAY’s transaction process is highlighted below.

PWAY’s Transaction Process

Sourcing

In order to source transactions, the PWAY Investment Adviser will generate investment opportunities through syndicate and club deals and, subject to regulatory constraints, through the proprietary origination channels of the investment team at the PWAY Investment Adviser and its affiliates. With respect to syndicate and club deals, the investment professionals of the PWAY Investment Adviser have built a network of relationships with commercial and investment banks, finance companies and other investment funds as a result of the long track record of its investment professionals in the leveraged finance marketplace. With respect to the PWAY Investment Adviser’s proprietary origination channel, the PWAY Investment Adviser will seek to leverage the relationships with private equity sponsors and financial intermediaries. PWAY believes that the broad networks of the PWAY Investment Adviser and its affiliates will produce a significant pipeline of investment opportunities for us.

Evaluation

Initial review. In its initial review of an investment opportunity, the PWAY Investment Adviser’s professionals examine information furnished by the target company and external sources, such as rating agencies, if applicable, to determine whether the investment meets PWAY’s basic investment criteria and other guidelines specified by the PWAY Investment Adviser, within the context of proper portfolio diversification, and offers an acceptable probability of attractive returns with identifiable downside risk. For the majority of securities available on the secondary market, a comprehensive analysis is conducted and continuously maintained by a dedicated research analyst, the results of which are available for the investment team to review. In the case of a primary or secondary transaction, the PWAY Investment Adviser will conduct detailed due diligence investigations as necessary.

Credit analysis/due diligence. Before undertaking an investment, the transaction team expects to conduct a thorough due diligence review of the opportunity to ensure the company fits PWAY’s investment strategy, which may include:

●	a full operational analysis to identify the key risks and opportunities of the company’s business, including a detailed review of historical and (sometimes) projected financial results;
●	a detailed analysis of industry dynamics, competitive position, regulatory, tax and legal matters;
●	on-site visits, if deemed necessary;
●	background checks to further evaluate management and other key personnel;
●	a review by legal and accounting professionals, environmental or other industry consultants, if necessary;
●	financial sponsor due diligence, including portfolio company and lender reference checks, if necessary; and
●	a review of management’s experience and track record.

When possible, PWAY’s advisory team will seek to structure transactions in such a way that PWAY’s portfolio companies are required to bear the costs of due diligence, including those costs related to any outside consulting work PWAY may require.

Execution

Recommendation. The professionals of the PWAY Investment Adviser will recommend investment opportunities for its approval. The PWAY Investment Adviser seeks to maintain a defensive approach toward its investment recommendations by emphasizing risk control in its investment process, which includes (i) the pre-review of each opportunity by one of its investment professionals to assess the general quality, value and fit relative to PWAY’s portfolio and (ii) where possible, transaction structuring with a focus on preservation of capital in varying economic environments.

Approval. After completing its internal transaction process, the PWAY Investment Adviser will make formal recommendations for review and approval by the PWAY Investment Adviser’s investment committee. In connection with its recommendation, it will transmit any relevant underwriting material and other information pertinent to the decision-making process. The consummation of a transaction will require unanimous approval of the members of the PWAY Investment Adviser’s investment committee.

Monitoring

Portfolio monitoring. The PWAY Investment Adviser intends to monitor PWAY’s portfolio with a focus toward anticipating negative credit events. To maintain portfolio company performance and help to ensure a successful exit, the PWAY Investment Adviser may work closely with the lead equity sponsor, loan syndicator, portfolio company management, consultants, advisers and other security holders to discuss financial position, compliance with covenants, financial requirements and execution of the company’s business plan.

Typically, the PWAY Investment Adviser will receive financial reports detailing operating performance, sales volumes, margins, cash flows, financial position and other key operating metrics on a quarterly basis from PWAY’s portfolio companies. The PWAY Investment Adviser intends to use this data, combined with due diligence gained through contact with the company’s customers, suppliers, competitors, market research, and/or other methods, to conduct an ongoing, rigorous assessment of the company’s operating performance and prospects.

In addition to various risk management and monitoring tools, the PWAY Investment Adviser will use an investment scoring system to characterize and monitor the expected level of returns on each investment in PWAY’s portfolio. The PWAY Investment Adviser will use an investment scoring scale of 1 to 5. The following is a description of the conditions associated with each investment score:

Investment Score	Summary Description
1	Investment exceeding expectations and/or capital gain expected.
2	Performing investment generally executing in accordance with the portfolio company’s business plan—full return of principal and interest expected.
3	Performing investment requiring closer monitoring.
4	Underperforming investment—some loss of interest or dividend expected, but still expecting a positive return on investment.
5	Underperforming investment with expected loss of interest and some principal.

The PWAY Investment Adviser will monitor and, when appropriate, will change the investment scores assigned to each investment in PWAY’s portfolio. In the event that the PWAY board of directors or advisory team determines that an investment is underperforming, or circumstances suggest that the risk associated with a particular investment has significantly increased, PWAY may attempt to sell the asset in the secondary market, if applicable, or to implement a plan to attempt to exit the investment or to correct the situation.

Valuation process. Each week, or more frequently if required by law, PWAY will value investments in its portfolio, and such values will be disclosed each quarter in reports filed with the SEC. Investments for which market quotations are readily available will be recorded at such market quotations. With respect to investments for which market quotations are not readily available, the PWAY board of directors will determine the fair value of such investments in good faith, utilizing the input of the PWAY Investment Adviser and any other professionals or materials that the PWAY board of directors deems worthy and relevant and independent third-party valuation firms, if applicable.

Exit

Exit transactions. PWAY will attempt to invest in securities that may be sold in the privately negotiated over-the-counter market, providing PWAY a means by which it may exit its positions. PWAY expects that a large portion of its portfolio may be sold on this secondary market for the foreseeable future, depending on market conditions. For any investments that are not able to be sold within this market, PWAY focuses primarily in investing in companies whose business models and growth prospects offer attractive exit possibilities, including repayment of PWAY’s investments, an initial public offering of equity securities, a merger, a sale or a recapitalization.

Cash Uses and Cash Management Activities

In accordance with PWAY’s investment strategy, PWAY’s principal use of cash (including the net offering proceeds) will be to fund investments sourced by the PWAY Investment Adviser, as well as initial expenses related to its offering, ongoing operational expenses and payment of dividends and other distributions to stockholders in accordance with PWAY’s distribution policy.

Potential Competitive Strengths

PWAY believes that its offers its investors the following potential competitive strengths:

Established platform with seasoned investment professionals. PWAY believes that the PWAY Investment Adviser’s professionals’ market knowledge, experience and industry relationships enable it to identify potentially strong investment opportunities in Infrastructure companies and investments. Moreover, the PWAY Investment Adviser’s professionals have built a solid reputation in the infrastructure sector and have many long-term relationships with underwriters, trading desks, and industry executives and participants, which PWAY believes gives it a vital advantage in sourcing and structuring transactions. PWAY also benefits from the wider resources of the PWAY Investment Adviser through the personnel it utilizes from Prospect Capital Management, which is focused on sourcing, structuring, executing, monitoring and exiting a broad range of investments.

Long-term investment horizon. Unlike private equity and venture capital funds, PWAY will not be subject to standard periodic capital return requirements. Such requirements typically stipulate that capital invested in these funds, together with any capital gains on such investment, can be invested only once and must be returned to investors after a pre-determined time period. PWAY believes its ability to make investments with a longer-term view and without the capital return requirements of traditional private investment vehicles will provide PWAY with greater flexibility to seek investments that can generate attractive returns on invested capital.

PWAY generally will not be required to pay corporate-level U.S. federal income taxes on income and capital gains distributed to shareholders. As a RIC, PWAY generally will not be required to pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that it receives from its investments and timely distributes to its stockholders as dividends. Furthermore, tax-exempt investors in PWAY’s shares who do not finance their acquisition of PWAY’s shares with indebtedness should not be required to recognize unrelated business taxable income, or “UBTI,” unlike certain direct investors in MLPs. PWAY expects to form wholly owned taxable subsidiaries to make or hold certain investments in non-traded limited partnerships or other entities classified as partnership for U.S. federal tax purposes. Although, as a RIC, dividends received by PWAY from taxable entities and distributed to PWAY’s stockholders will not be subject to corporate-level U.S. federal income taxes, any taxable entities PWAY owns will generally be subject to federal and state income taxes on their income. As a result, the net return to PWAY on such investments that are held by such subsidiaries will be reduced to the extent that the subsidiaries are subject to income taxes.

The PWAY Investment Adviser’s transaction sourcing capability. The PWAY Investment Adviser seeks to leverage its investment professionals’ significant access to transaction flow. Prospect Capital Management seeks to generate investment opportunities through syndicate and club deals (generally, investments made by a small group of investment firms) and, subject to certain regulatory restrictions on co-investments with affiliates, also through Prospect Capital Management’s proprietary origination channels. These include significant contacts to participants in the credit and leveraged finance marketplace, which it can draw upon in sourcing investment opportunities for us. With respect to syndicate and club deals, Prospect Capital Management has built a network of relationships with commercial and investment banks, finance companies and other investment funds as a result of the long track record of its investment professionals in the leveraged finance marketplace. With respect to Prospect Capital Management’s origination channel, the PWAY Investment Adviser seeks to leverage Prospect Capital Management’s long-standing personal contacts within the Infrastructure industry to generate access to a substantial amount of originated transactions with attractive investment characteristics, including Prospect Capital Management’s contacts with private equity sponsors and finance intermediaries. PWAY believes that the broad network of Prospect Capital Management will produce a significant amount of investment opportunities for PWAY.

Disciplined, income-oriented investment philosophy. The PWAY Investment Adviser employs a conservative investment approach focused on current income and long-term investment performance. This investment approach involves a multi-stage selection process for each investment opportunity, as well as ongoing monitoring of each investment made, with particular emphasis on early detection of deteriorating credit conditions at portfolio companies which could result in adverse portfolio developments. This strategy is designed to maximize current income and minimize the risk of capital loss while maintaining potential for long-term capital appreciation.

Investment expertise across all levels of the corporate capital structure. PWAY believes the personnel available to the PWAY Investment Adviser have broad expertise and experience investing at all levels of a company’s capital structure afford PWAY numerous approaches to managing risk while preserving the opportunity for significant returns on its investments. PWAY attempts to capitalize on this expertise in an effort to produce and maintain an investment portfolio that will perform well in a broad range of economic conditions. In addition, PWAY leverages this broad-ranging capability to enable it to provide Infrastructure companies with financing that most closely aligns with their particular capital needs. PWAY believes that such flexibility is valuable to Infrastructure companies and provides it with a competitive advantage over other capital providers that are more limited in the securities in which they invest.

Operating and Regulatory Structure

PWAY’s investment activities are managed by the PWAY Investment Adviser and supervised by the PWAY board of directors, a majority of whom are independent. Under the investment advisory agreement between PWAY and the PWAY Investment Adviser (the “PWAY Investment Advisory Agreement”), PWAY has agreed to pay the PWAY Investment Adviser a base management fee based on PWAY’s average total assets as well as a subordinated incentive fee based on PWAY’s performance. In addition, PWAY will reimburse the PWAY Investment Adviser for routine non-compensation overhead expenses, such as expenses incurred by Prospect Administration or PWAY in connection with administering PWAY’s business, including expenses incurred by Prospect Administration in performing administrative services for PWAY, and the reimbursement of the compensation of PWAY’s Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary and other administrative personnel paid by Prospect Administration, subject to the limitations included in the administration agreement between Prospect Administration and PWAY (the “PWAY Administration Agreement”), and other expenses.

Prospect Administration provides PWAY with general ledger accounting, fund accounting, and other administrative services.

While a registered closed-end management investment company may list its shares for trading in the public markets, PWAY has currently elected not to do so. PWAY believes that a non-traded structure initially is appropriate for the long-term nature of the assets in which PWAY invests. This structure allows PWAY to operate with a long-term view, similar to that of other types of private investment funds—instead of managing to quarterly market expectations—and to pursue PWAY’s investment objective without subjecting PWAY’s investors to the daily share price volatility associated with the public markets because PWAY’s shares will not be listed on a national securities exchange. In addition, PWAY believes that this continuous offering may allow it to raise a greater amount of proceeds over an extended time frame than PWAY could raise through a traditional firm commitment underwritten offering, in view of PWAY’s lack of an operating history or existing portfolio. Correspondingly, PWAY believes that it may have a greater ability to raise capital on attractive terms through a traditional firm commitment underwritten offering after PWAY has established an investment track record. In order to provide some liquidity to PWAY’s shareholders, PWAY intends to offer to repurchase its outstanding shares on a quarterly basis. PWAY is an interval fund and, as such, have adopted a fundamental policy to make quarterly repurchase offers in each calendar quarter of each year, at a price equal to the NAV per share, of no less than 5% and no more than 25% of the shares outstanding. This will be the only method of liquidity that PWAY offers. Also, if PWAY’s stockholders invest through a fee-based program, also known as a wrap account, of an investment dealer, PWAY’s stockholders’ liquidity may be further restricted by the terms and conditions of such program, which may limit such stockholders’ ability to request the repurchase of such stockholders’ shares that are held in such account. Therefore, PWAY’s stockholders may not be able to sell their shares promptly or at a desired price.

PWAY’s shares are not currently listed on an exchange, and PWAY does not expect a public market to develop for them in the foreseeable future, if ever.

PWAY has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually thereafter, as a RIC under Subchapter M of the Code. As a RIC, PWAY generally will not have to pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that PWAY distributes to its stockholders as dividends. To continue to qualify as a RIC, PWAY must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to qualify for RIC tax treatment PWAY must distribute to its stockholders, for each taxable year, at least 90% of PWAY’s “investment company taxable income,” which is generally PWAY’s ordinary income plus the excess of its realized net short-term capital gains over its realized net long-term capital losses.

PWAY will be subject to certain regulatory restrictions in making its investments. PWAY has received the Order from the SEC granting PWAY the ability to negotiate terms other than price and quantity of co-investment transactions with other funds managed by the PWAY Investment Adviser or certain affiliates, including Prospect Capital Corporation and Priority Income Fund. PWAY may only co-invest with certain entities affiliated with the PWAY Investment Adviser in negotiated transactions originated by the PWAY Investment Adviser or its affiliates in accordance with such Order and existing regulatory guidance.

To seek to enhance PWAY’s returns, PWAY may borrow money from time to time at the discretion of the PWAY Investment Adviser within the levels permitted by the 1940 Act (which generally allows PWAY to incur leverage for up to one-third of PWAY’s assets) when the terms and conditions available are favorable to long-term investing and well-aligned with PWAY’s investment strategy and portfolio composition, including before PWAY has fully invested the initial proceeds of its offering. PWAY currently expects to use leverage in an aggregate amount up to 33 1/3% of its total assets, which includes assets obtained through such leverage, although PWAY may increase its leverage so long as its asset coverage with respect thereto, as defined in the 1940 Act, is at least equal to 300% immediately after each such increase. PWAY does not intend to issue preferred shares in the first 12 months following effectiveness of its registration statement, of which its prospectus forms, or, thereafter, until after the proceeds of its offering are substantially invested in accordance with PWAY’s investment objective. In determining whether to borrow money, PWAY intends to analyze the maturity, covenant package and rate structure of the proposed borrowings as well as the risks of such borrowings compared to PWAY’s investment outlook. The use of borrowed funds or the proceeds of preferred stock to make investments would have its own specific set of benefits and risks, and all of the costs of borrowing funds or issuing preferred stock would be borne by holders of PWAY’s common stock.

Valuation Procedures

The most significant estimate inherent in the preparation of PWAY’s financial statements likely will be the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded. There generally is no single method for determining fair value in good faith. As a result, determining fair value usually requires that judgment be applied to the specific facts and circumstances of each investment while employing a consistently applied valuation process for the types of investments PWAY makes. PWAY will be required to specifically fair value each individual investment on a weekly basis. In addition, in connection with PWAY’s share repurchase program, the PWAY board of directors has adopted procedures pursuant to which PWAY’s portfolio will be valued on the date of repurchases.

A management committee, acting under the PWAY board of director’s supervision and pursuant to policies implemented by the PWAY board of directors, will determine the value of PWAY’s investment portfolio on a weekly basis. The PWAY Investment Adviser will compile the relevant information, including a financial summary, covenant compliance review and recent trading activity in the security, if known. All available information, including non-binding indicative bids which may not be considered reliable, typically will be presented to PWAY’s committee to consider in determining the value of PWAY’s assets pursuant to the policies implemented by the PWAY board of directors. In some instances, there may be limited trading activity in a security even though the market for the security is considered not active. In such cases PWAY’s pricing committee generally will consider the number of trades, the size and timing of each trade, and other circumstances around such trades, to the extent such information is available, in making its determination of fair value. The PWAY board of directors has elected to engage third-party valuation firms to provide assistance to PWAY’s audit committee and the PWAY board of directors in valuing PWAY’s investments. PWAY’s pricing committee expects to evaluate the impact of such additional information, and factor it into its consideration of fair value. See “Determination of Net Asset Value” for a discussion of how net asset value is determined.

Competition

PWAY compete for investments with other investment funds (including other equity and debt funds, mezzanine funds and BDCs), as well as traditional financial services companies such as commercial banks, investment banks, finance companies, insurance companies and other sources of funding. Additionally, because PWAY believes competition for investment opportunities generally has increased among alternative investment vehicles, such as hedge funds, invest in small to mid-sized private U.S. companies in the infrastructure sector. As a result of these new entrants, competition for investment opportunities in PWAY’s targeted investments may intensify. Many of these entities may have greater financial and managerial resources than PWAY does. PWAY believes it will be able to compete with these entities primarily on the basis of the experience and contacts of the PWAY Investment Adviser, and its responsive and efficient investment analysis and decision-making processes.

Employees

PWAY’s day-to-day investment operations are managed by the PWAY Investment Adviser. The PWAY Investment Adviser does not currently have employees, but has access to certain investment, finance, accounting, legal, and administrative personnel of Prospect Capital Management, Prospect Administration and Stratera Holdings. In particular, certain personnel of Prospect Capital Management will be made available to the PWAY Investment Adviser to assist it in managing PWAY’s portfolio and operations, provided that they are supervised at all times by the PWAY Investment Adviser. In addition, PWAY reimburses Prospect Administration for an allocable portion of expenses incurred by it in performing its obligations under the PWAY Administration Agreement, including a portion of the rent and the compensation of PWAY’s chief financial officer, chief compliance officer, treasurer and secretary and other administrative support personnel.

Facilities

PWAY does not own any real estate or other physical properties materially important to PWAY’s operation. PWAY’s corporate headquarters are located at 10 East 40th Street, 42nd Floor, New York, NY 10016, where PWAY occupies office space pursuant to the PWAY Administration Agreement with Prospect Administration.

Legal Proceedings

Neither PWAY nor the PWAY Investment Adviser is currently subject to any material legal proceedings, nor, to PWAY’s knowledge, is any material legal proceeding threatened against it or against the PWAY Investment Adviser.

From time to time, the PWAY Investment Adviser, its affiliates or its professionals may be party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of PWAY’s rights with respect to its investments. While the outcome of such legal proceedings cannot be predicted with certainty, PWAY does not expect that any such proceedings will have a material effect upon its financial condition or results of operations.

INVESTMENTS OF PWAY

The following is a listing of each portfolio company or its affiliate, together referred to as “portfolio companies,” in which PWAY had an equity or debt investment at September 30, 2018 (unaudited). PWAY does not “control” any of its portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, PWAY would be presumed to “control” a portfolio company if it owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company if it owned 5% or more of its voting securities. Because there is no readily available market value for these investments, the fair value of these investments is determined in good faith by PWAY’s board of directors as required by the 1940 Act.

Portfolio Investments (1)	Industry	Sector (2)	Coupon/Yield	Legal Maturity	Principal Amount	Amortized Cost	Fair Value(3)	% of Net Assets

LEVEL 2 PORTFOLIO INVESTMENTS (4)

Senior Unsecured Bonds

ACE Cash Express, Inc.(5)	Financial	Services	12.00%	12/15/2022	$500,000	$493,405	$534,271	7.2%
Archrock Partners, LP	Energy	Services	6.00%	4/1/2021	500,000	497,385	503,073	6.7%
Brand Energy & Infrastructure Services, Inc.	Energy	Industrial	8.50%	7/15/2025	1,000,000	1,000,000	1,030,380	13.8%
Calumet Specialty Products	Energy	Downstream	7.75%	4/15/2023	550,000	524,947	550,515	7.4%
Carrizo Oil and Gas, Inc.	Energy	Upstream	7.50%	9/15/2020	191,000	192,799	191,796	2.6%
CSI Compressco LP	Energy	Services	7.25%	8/15/2022	750,000	679,227	697,500	9.3%
Ferrellgas Partners LP	Energy	Downstream	8.63%	6/15/2020	750,000	750,000	713,437	9.6%
Global Partners LP	Energy	Midstream	7.00%	6/15/2023	350,000	331,734	356,672	4.8%
Jonah Energy LLC	Energy	Midstream	7.25%	10/15/2025	1,000,000	1,000,000	772,258	10.3%
Martin Midstream Partners LP	Energy	Midstream	7.25%	2/15/2021	500,000	486,232	500,200	6.7%
NGL Energy Partners LP	Energy	Midstream	6.88%	10/15/2021	750,000	746,043	765,311	10.2%
Weatherford Bermuda	Energy	Services	9.88%	3/1/2039	350,000	322,976	337,313	4.5%
Total Senior Unsecured Bonds						$7,024,748	$6,952,726	93.1%

Senior Secured Bonds
Hexion Inc.	Energy	Chemicals	6.63%	4/15/2020	$550,000	$527,514	$518,676	6.9%
Total Senior Secured Bonds						$527,514	$518,676	6.9%

Total Level 2 Portfolio Investments						$7,552,262	$7,471,402	100.0%

Portfolio Investments (1)	Industry	Sector (2)	Coupon/Yield	Legal Maturity	Principal Amount	Amortized Cost	Fair Value(3)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

CLO - subordinated notes (5) (6)

Carlyle Global Market Strategies CLO 2014-4-R, Ltd.	Structured Finance	N/A	21.1%	7/15/2030	$250,000	$184,293	$190,338	2.5%
Carlyle Global Market Strategies CLO 2017-5, Ltd.	Structured Finance	N/A	16.0%	1/20/2030	500,000	490,551	443,951	5.9%
Galaxy XIX CLO, Ltd.	Structured Finance	N/A	10.4%	7/24/2030	250,000	168,121	132,307	1.8%
GoldenTree 2013-7A(7)	Structured Finance	N/A	—%	4/25/2025	250,000	401	401	—%
GoldenTree Loan Opportunities IX, Ltd.	Structured Finance	N/A	14.9%	10/29/2029	250,000	184,771	155,670	2.2%
Madison Park Funding XIII, Ltd.	Structured Finance	N/A	20.4%	1/19/2025	250,000	178,783	166,102	2.2%
Madison Park Funding XIV, Ltd.	Structured Finance	N/A	14.9%	7/20/2026	250,000	195,523	181,186	2.4%
Octagon Investment Partners XIV, Ltd.	Structured Finance	N/A	18.0%	7/15/2029	850,000	520,474	425,843	5.7%
Octagon Investment Partners XXI, Ltd.	Structured Finance	N/A	18.1%	11/14/2026	300,000	182,971	185,103	2.6%
Octagon Investment Partners 30, Ltd.	Structured Finance	N/A	15.8%	3/17/2030	475,000	454,559	394,155	5.3%
OZLM XII, Ltd.	Structured Finance	N/A	15.1%	4/30/2027	275,000	216,569	167,406	2.2%
THL Credit Wind River 2013-1 CLO, Ltd.	Structured Finance	N/A	15.2%	7/20/2030	325,000	245,800	191,408	2.6%
Voya IM CLO 2013-1, Ltd.	Structured Finance	N/A	15.2%	10/15/2030	278,312	183,726	156,306	2.1%
Voya CLO 2016-1, Ltd.	Structured Finance	N/A	20.9%	1/20/2031	250,000	210,345	213,957	2.9%
Total CLO - subordinated notes						$3,416,887	$3,004,133	40.2%

Total Level 3 Portfolio Investments						$3,416,887	$3,004,133	40.2%

Total Portfolio Investments						$10,969,149	$10,475,535	140.3%
Liabilities in excess of other assets							(3,007,508)	(40.3)%
Net assets							$7,468,027	100.0%

(1) PWAY does not “control” and is not an “affiliate” of any of the portfolio investments, each term as defined in the 1940 Act. In general, under the 1940 Act, PWAY would be presumed to “control” a portfolio company if PWAY owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company if PWAY owned 5% or more of its voting securities.

(2) The upstream sector includes businesses that locate, develop or extract energy in its most basic, raw form. The midstream sector includes businesses that process, gather, transport, ship, transmit or store raw energy resources or by-products in a form suitable for refining or power generation. The downstream sector includes businesses that refine, market or distribute energy to end-user customers.

(3) Fair value is determined by or under the direction of PWAY’s board of directors.

(4) All Level 2 securities are pledged as collateral supporting the amounts outstanding under a revolving credit facility with BNP Paribas Prime Brokerage International, Ltd. that was closed on August 25, 2015.

(5) This (these) investment(s) are co-investments with other entities managed by an affiliate of the PWAY Investment Adviser.

(6) The CLO subordinated notes and preference/preferred shares are considered equity positions in CLOs. The CLO equity investments are entitled to recurring distributions which are generally equal to the excess cash flow generated from the underlying investments after payment of the contractual payments to debt holders and fund expenses. The current estimated yield is based on the current projections of this excess cash flow taking into account assumptions which have been made regarding expected prepayments, losses and future reinvestment rates. These assumptions are periodically reviewed and adjusted. Ultimately, the actual yield may be higher or lower than the estimated yield if actual results differ from those used for the assumptions.

(7) Security was called for redemption and the liquidation of the underlying loan portfolio is ongoing.

MANAGEMENT OF PWAY

Pursuant to PWAY’s charter and bylaws, its business and affairs are managed under the direction of its board of directors. The responsibilities of PWAY’s board of directors include, among others, the oversight of its investment activities, the quarterly valuation of its assets, oversight of its financing arrangements and corporate governance activities. PWAY’s board of directors currently has an audit committee and a nominating and corporate governance committee and may establish additional committees from time to time as necessary. Each director will serve an indefinite term until his or her resignation or his or her successor is duly elected. Although the number of directors may be increased or decreased, a decrease will not have the effect of shortening the term of any incumbent director. Any director may resign at any time and may be removed only for cause by the stockholders upon the affirmative vote of at least two-thirds of all the votes entitled to be cast generally in the election of directors.

Any vacancy on PWAY’s board of directors for any cause other than an increase in the number of directors may be filled by a majority of the remaining directors, even if such majority is less than a quorum. Any vacancy on PWAY’s board of directors created by an increase in the number of directors may be filled by a majority vote of the entire board of directors.

Board of Directors and Executive Officers

PWAY’s board of directors consists of five members, three of whom are not “interested persons” of PWAY or the PWAY Investment Adviser as defined in Section 2(a)(19) of the 1940 Act. PWAY refers to these individuals as its independent directors. PWAY is prohibited from making loans or extending credit, directly or indirectly, to its directors or executive officers under section 402 of the Sarbanes-Oxley Act.

Directors

Information regarding PWAY’s board of directors is set forth below. PWAY has divided the directors into two groups—interested directors and independent directors. The address for each director is c/o Pathway Capital Opportunity Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016.

Interested Directors

The following directors are “interested persons” as defined in the 1940 Act.

Name and Age	Position(s) Held with Company	Term at Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Directorships Held by Director During Past 5 Years
M. Grier Eliasek, 45	Director, Chairman of the Board, Chief Executive Officer and President	Indefinite/since Inception	President and Chief Operating Officer of the PWAY Investment Adviser, President and Chief Operating Officer of Prospect Capital Corporation, Managing Director of Prospect Capital Management and Prospect Administration	3	Prospect Capital Corporation and Priority Income Fund, Inc.
Frank Muller (56) Director	Director	Since October 2017	Chief Executive Officer of Provasi Capital Partners LP and other senior executive positions at Stratera.	2	None.

Independent Directors

The following directors are not “interested persons” as defined in the 1940 Act.

Name and Age	Position(s) Held with Company	Term at Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past 5 Years
Andrew C. Cooper, 56	Director	Indefinite/since Inception	Mr. Cooper is an entrepreneur, who over the last 15 years has founded, built, run and sold three companies. He is Co-Chief Executive Officer of Unison Energy, LLC, a company that develops, owns and operates distributed combined heat and power co-generation solutions.	3	Prospect Capital Corporation and Priority Income Fund, Inc.
William J. Gremp, 75	Director	Indefinite/since Inception	Mr. Gremp has been responsible for traditional banking services, credit and lending, private equity and corporate cash management with Merrill Lynch & Co. from 1999 to present.	3	Prospect Capital Corporation and Priority Income Fund, Inc.
Eugene S. Stark, 60	Director	Indefinite/since Inception	Principal Financial Officer, Chief Compliance Officer and Vice President—Administration of General American Investors Company, Inc. from May 2005 to present.	3	Prospect Capital Corporation and Priority Income Fund, Inc.

Director Qualifications

PWAY’s board of directors believes that, collectively, the directors have balanced and diverse experience, qualifications, attributes and skills, which allow PWAY’s board of directors to operate effectively in governing PWAY and protecting the interests of its stockholders. Below is a description of the various experiences, qualifications, attributes and/or skills with respect to each director considered by PWAY’s board of directors.

M. Grier Eliasek

Mr. Eliasek has been the Chairman of PWAY’s board of directors and PWAY’s Chief Executive Officer and President since inception. Mr. Eliasek also currently serves as President and Chief Operating Officer of the PWAY Investment Adviser, as a Managing Director of the PWAY Administrator, as President, Co-Founder and Chief Operating Officer of Prospect Capital Corporation, as President and Chief Operating Officer of Priority Senior Secured Income Management and as Chairman of the Board of Directors, Chief Executive Officer and President of Priority Income Fund. He also serves on the Board of Directors for Prospect Capital Corporation and leads each of Prospect Capital Management’s investment committees in the origination, selection, monitoring and portfolio management of investments. Prior to joining Prospect Capital Management in 2004, Mr. Eliasek served as a Managing Director with Prospect Street Ventures, an investment management firm which, together with its predecessors, invested in various investment strategies through publicly traded closed-end funds and private limited partnerships. Prior to joining Prospect Street Ventures, Mr. Eliasek served as a consultant with Bain & Company, a global strategy consulting firm. Mr. Eliasek received his MBA from Harvard Business School and his Bachelor of Science degree in Chemical Engineering with Highest Distinction from the University of Virginia, where he was a Jefferson Scholar and a Rodman Scholar.

Mr. Eliasek brings to PWAY’s board of directors business leadership and experience and knowledge of the energy sector, senior secured loans, other debt, private equity and venture capital investments and, as well, a knowledge of diverse management practices. His depth of experience in managerial positions in investment management, securities research and financial services, as well as his extensive knowledge of PWAY’s business and operations, provides PWAY’s board of directors valuable industry-specific knowledge and expertise on these and other matters. Mr. Eliasek’s service as Chairman of the Board of Directors, Chief Executive Officer and President of PWAY, as Chief Operating Officer and President of the PWAY Investment Adviser and as a Managing Director of Prospect Capital Management and Prospect Administration provide him with a specific understanding of PWAY, its operation, and the business and regulatory issues facing PWAY.

Frank Muller

Robert Franklin (“Frank”) Muller, Jr. has served as the chief executive officer of Provasi Capital Partners LP since September 2011. Mr. Muller also holds similar senior executive positions at Stratera Holdings. Additionally, until September 2017, Mr. Muller served on the board of trustees of the Investment Program Association, the trade association of the direct investment industry. Mr. Muller also serves on the Advisory Council for the Herb Kelleher Center for Entrepreneurship, Growth and Renewal at the McCombs School of Business at the

University of Texas at Austin. Prior to joining Provasi Capital Partners LP, from August 2010 through September 2011 Mr. Muller was a managing director and partner at Kiski Group, LLC, where he was responsible for sourcing capital for institutional investment managers in the alternative investment space. From July 2003 through August 2010, Mr. Muller was employed by Hines Real Estate Investments, Inc. During his tenure at Hines, he was president of Hines Real Estate Securities and also served as a member of the board. Mr. Muller was also a vice president of Hines Advisors LP, which manages the Hines REIT and Hines Global REIT. Prior to joining Hines, from August 2001 through July 2003 Mr. Muller was the national director of sales for Morgan Stanley’s Investment Management Group in New York. Prior to that role, from September 1991 to August 2001 Mr. Muller was the executive director of Van Kampen Investments, a subsidiary of Morgan Stanley, in Chicago. He began his career working as a corporate controller and financial advisor. Mr. Muller is a graduate of the University of Texas at Austin, where he earned a Bachelor of Business Administration degree in Accounting. He also holds FINRA Series 7, 24 and 63 securities licenses.

Andrew C. Cooper

Mr. Cooper’s over 30 years of experience in venture capital management, venture capital investing and investment banking provides PWAY’s board of directors with a wealth of leadership, business investing and financial experience. Mr. Cooper’s experience as the co-founder, Co-CEO, and director of Unison Energy, a co-generation company that engineers, installs, owns, and operates co-generation facilities as well as the former co-CEO of Unison Site Management LLC, a leading cellular site owner with over 4,000 cell sites under management, and as co-founder, former CFO and VP of business development for Avesta Technologies, an enterprise, information and technology management software company bought by Visual Networks in 2000, provides PWAY’s board of directors with the benefit of leadership and experience in finance and business management. Further, Mr. Cooper’s time as a director of CSG Systems, Protection One Alarm, LionBridge Technologies Weblink Wireless, Aquatic Energy and the Madison Square Boys and Girls Club of New York provides PWAY’s board of directors with a wealth of experience and an in-depth understanding of management practices. Mr. Cooper’s knowledge of financial and accounting matters qualifies him to serve on PWAY’s Audit Committee and his independence from PWAY, the PWAY Investment Adviser and Prospect Administration enhances his service as a member of the Nominating and Corporate Governance Committee.

William J. Gremp

Mr. Gremp brings to PWAY’s board of directors a broad and diverse knowledge of business and finance as a result of his career as an investment banker, spanning over 40 years working in corporate finance and originating and executing transactions and advisory assignments for energy and utility related clients. Since 1999, Mr. Gremp has been responsible for traditional banking services, credit and lending, private equity and corporate cash management with Merrill Lynch & Co. From 1996 to 1999, he served at Wachovia as senior vice president, managing director and co-founder of the utilities and energy investment banking group, responsible for origination, structuring, negotiation and successful completion of transactions utilizing investment banking, capital markets and traditional commercial banking products. From 1989 to 1996, Mr. Gremp was the managing director of global power and project finance at JPMorgan Chase & Co., and from 1970 to 1989, Mr. Gremp was with Merrill Lynch & Co., starting out as an associate in the mergers and acquisitions department, then in 1986 becoming the senior vice president, managing director and head of the regulated industries group. Mr. Gremp’s knowledge of financial and accounting matters qualifies him to serve on PWAY’s Audit Committee and his independence from PWAY, the PWAY Investment Adviser and Prospect Administration enhances his service as a member of the Nominating and Corporate Governance Committee.

Eugene S. Stark

Mr. Stark brings to PWAY’s board of directors over 20 years of experience in directing the financial and administrative functions of investment management organizations. PWAY’s board of directors benefits from his broad experience in financial management; SEC reporting and compliance; strategic and financial planning; expense, capital and risk management; fund administration; due diligence; acquisition analysis; and integration activities. Since May 2005, Mr. Stark’s position as the Principal Financial Officer, Chief Compliance Officer and Vice President of Administration at General American Investors Company, Inc., where he is responsible for operations, compliance, and financial functions, allows him to provide PWAY’s board of directors with added insight into the management practices of other financial companies. From January to April of 2005, Mr. Stark was the Chief Financial Officer of Prospect Capital Corporation, prior to which he worked at Prudential Financial, Inc. between 1987 and 2004. His many positions within Prudential include 10 years as Vice President and Fund Treasurer of Prudential Mutual Funds, four years as Senior Vice President of Finance of Prudential Investments, and two years as Senior Vice President of Finance of Prudential Amenities. Mr. Stark is also a Certified Public Accountant. Mr. Stark’s knowledge of financial and accounting matters qualifies him to serve on PWAY’s Audit Committee and his independence from PWAY, the PWAY Investment Adviser and Prospect Administration enhances his service as a member of the Nominating and Corporate Governance Committee.

Information about Executive Officers Who are Not Directors

Name, Address and Age	Position(s) Held with Company	Term at Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Michael D. Cohen, 44	Executive Vice President	Executive Vice President since July 2012	Mr. Cohen is also the Executive Vice President of Priority Senior Secured Income Management and Priority Income Fund, is the President of Vertical Capital Income Fund since July 2015, and has served in numerous executive roles with other entities affiliated with Stratera Holdings since 2005.
Kristin Van Dask, 39	Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary	Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary since April 2018

Ms. Van Dask has been the Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of PWAY since April 2018. Ms. Van Dask previously served as controller at Prospect Administration. Ms. Van Dask is also the Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of the PWAY Investment Adviser, Priority Senior Secured Income Management, Priority Income Fund and Prospect Capital Corporation.

Mr. Cohen has served as PWAY’s Executive Vice President since inception. Mr. Cohen also serves as Executive Vice President of the PWAY Investment Adviser, Priority Senior Secured Income Management and Priority Income Fund and of a number of other entities affiliated with Stratera Holdings, as well as the President of Vertical Capital Income Fund and as a member of the board of directors of Behringer Harvard Opportunity REIT I, Inc. and Lightstone Value Plus Real Estate Investment Trust V, Inc., investment programs originally sponsored by Stratera Holdings. Mr. Cohen is also a member of the Board of Managers, Chief Executive Officer and President of Stratera Holdings. Mr. Cohen works closely with PWAY’s dealer manager to develop institutional investments and manage relationships with the company’s institutional investors. In addition, he serves as Executive Vice President of Priority Senior Secured Income Management and Priority Income Fund. Mr. Cohen joined Stratera Holdings in 2005 from Crow Holdings, the investment office of the Trammell Crow Company, where he concentrated on the acquisition and management of the firm’s office, retail, and hospitality assets. Mr. Cohen began his career in 1997 at Harvard Property Trust and o Partners, predecessor companies to Stratera Holdings. He received a Bachelor of Business Administration degree from the University of the Pacific in Stockton, California, and a Master’s degree in Business and Finance from Texas Christian University in Fort Worth, Texas. He is a member of the Association of Foreign Investors in Real Estate.

Ms. Van Dask has served as PWAY’s Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary since April 2018. Ms. Van Dask also currently serves as the Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of the PWAY Investment Adviser, Priority Senior Secured Income Management, Priority Income Fund and Prospect Capital Corporation, which positions she has held since April 2018. Prior to joining the accounting department of Prospect Administration, Ms. Van Dask served in the Structured Finance Division of GSC Group LLC, a registered investment adviser specializing in credit-based alternative investment strategies. Ms. Van Dask was an Accounting Manager responsible for the accounting and financial reporting of private equity and hedge funds invested in a diverse series of leveraged structured credit instruments. From 2002 to 2007, Ms. Van Dask held various positions within the Assurance practice of Ernst & Young LLP, working on a variety of privately held and publicly traded clients, private equity funds, management companies, and investment advisory partnerships. She was responsible for the supervision of financial statement audits for funds with portfolios ranging up to $10 billion and a publicly traded company with manufacturing revenues of over $8 billion. In 2001, Ms. Van Dask began her public accounting career at Arthur Andersen LLP. Ms. Van Dask holds a BS magna cum laude from Towson University and is a Certified Public Accountant in the state of New York.

The address for PWAY’s executive officers is c/o Pathway Capital Opportunity Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016.

Director Independence

PWAY’s board of directors annually determines each director’s independence. PWAY does not consider a director independent unless its board of directors has determined that he or she has no material relationship with PWAY. PWAY monitors the relationships of its directors and officers through a questionnaire each director completes no less frequently than annually and updates periodically as information provided in the most recent questionnaire changes.

In order to evaluate the materiality of any such relationship, PWAY’s board of directors uses the definition of director independence set forth in the rules promulgated by the NASDAQ Stock Market. Rule 5605(a)(2) provides that a director, shall be considered to be independent if he or she is not an “interested person” of PWAY, as defined in Section 2(a)(19) of the 1940 Act.

PWAY’s board of directors has determined that each of the directors is independent and has no relationship with PWAY, except as a director and stockholder, with the exception of Mr. Eliasek, as a result of his position as President and Chief Executive Officer of PWAY and President and Chief Operating Officer of the PWAY Investment Adviser, and his executive positions at certain affiliates of the PWAY Investment Adviser, and Mr. Muller, as a result of his executive positions at certain affiliates of the PWAY Investment Adviser.

Board Leadership Structure

PWAY’s board of directors monitors and performs an oversight role with respect to PWAY’s business and affairs, including with respect to investment practices and performance, compliance with regulatory requirements and PWAY’s services and expenses and performance of PWAY’s service providers. Among other things, PWAY’s board of directors approves the appointment of PWAY’s investment adviser and executive officers, reviews and monitors the services and activities performed by PWAY’s investment adviser and executive officers and approves the engagement, and reviews the performance of, PWAY’s independent registered public accounting firm.

Under PWAY’s bylaws, its board of directors may designate a Chairman to preside over the meetings of PWAY’s board of directors and to perform such other duties as may be assigned to him by PWAY’s board of directors. PWAY does not have a fixed policy as to whether the Chairman of its board of directors should be an independent director and believes that it should maintain the flexibility to select the Chairman and reorganize the leadership structure, from time to time, based on the criteria that is in the best interests of PWAY at such times.

Presently, Mr. Eliasek serves as the Chairman of PWAY’s board of directors. Mr. Eliasek is an “interested person” of PWAY as described above. PWAY believes that Mr. Eliasek’s history with PWAY, familiarity with PWAY’s investment platform, and extensive knowledge of the financial services industry, and the investment valuation process, in particular, qualify him to serve as the Chairman of PWAY’s board of directors. PWAY believes that it is best served through this existing leadership structure, as Mr. Eliasek’s relationship with the PWAY Investment Adviser provides an effective bridge and encourages an open dialogue between management and PWAY’s board of directors, helping these groups act with a common purpose.

PWAY’s board of directors does not currently have a designated lead independent director. PWAY is aware of the potential conflicts that may arise when a non-independent director is Chairman of its board of directors, but believe these potential conflicts are offset by PWAY’s strong corporate governance policies. PWAY’s corporate governance policies include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of audit and nominating and corporate governance committees comprised solely of independent directors and the appointment of a chief compliance officer, with whom the independent directors meet regularly without the presence of interested directors and other members of management, for administering PWAY’s compliance policies and procedures.

PWAY recognizes that different board leadership structures are appropriate for companies in different situations. PWAY re-examines its corporate governance policies on an ongoing basis to ensure that they continue to meet PWAY’s needs.

Board’s Role in Risk Oversight

PWAY’s board of directors performs its risk oversight function primarily through (i) its two standing committees, which report to the entire board of directors and are comprised solely of independent directors, and (ii) active monitoring of PWAY’s chief compliance officer and PWAY’s compliance policies and procedures.

As described below in more detail under “Committees of the Board of Directors,” PWAY’s audit committee and nominating and corporate governance committee assist PWAY’s board of directors in fulfilling its risk oversight responsibilities. PWAY’s audit committee’s risk oversight responsibilities include establishing guidelines and making recommendations to PWAY’s board of directors regarding the valuation of PWAY’s investments, overseeing PWAY’s accounting and financial reporting processes, PWAY’s systems of internal controls regarding finance and accounting, and audits of PWAY’s financial statements. PWAY’s nominating and corporate governance committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by PWAY’s stockholders, developing and recommending to PWAY’s board of directors a set of corporate governance principles and overseeing the evaluation of PWAY’s board of directors and PWAY’s management.

PWAY’s board of directors also performs its risk oversight responsibilities with the assistance of PWAY’s chief compliance officer. PWAY’s board of directors annually reviews a written report from PWAY’s chief compliance officer discussing the adequacy and effectiveness of PWAY’s compliance policies and procedures and its service providers. PWAY’s chief compliance officer’s annual report addresses at a minimum (i) the operation of PWAY’s compliance policies and procedures and PWAY’s service providers since the last report; (ii) any material changes to such policies and procedures since the last report; (iii) any recommendations for material changes to such policies and procedures as a result of PWAY’s chief compliance officer’s annual review; and (iv) any compliance matter that has occurred since the date of the last report about which PWAY’s board of directors would reasonably need to know to oversee PWAY’s compliance activities and risks. In addition, PWAY’s chief compliance officer meets separately in executive session with the independent directors at least quarterly.

PWAY believes that its board of directors’ role in risk oversight is effective and appropriate given the extensive regulation to which PWAY is already subject as a registered closed-end management investment company. As a registered closed-end management investment company, PWAY is required to comply with certain regulatory requirements that control the levels of risk in its business and operations. For example, PWAY’s ability to incur indebtedness is limited such that PWAY’s asset coverage must equal at least 300% immediately after each time it incurs indebtedness and PWAY is limited in its ability to invest in any company in which one of its affiliates currently has an investment.

PWAY recognizes that different board roles in risk oversight are appropriate for companies in different situations. PWAY will re-examine the manner in which its board of directors administers its oversight function on an ongoing basis to ensure that they continue to meet PWAY’s needs.

Committees of PWAY Board of Directors

PWAY’s board of directors has the following committees:

Audit Committee

PWAY’s audit committee is responsible for establishing guidelines and making recommendations to PWAY’s board of directors regarding the valuation of PWAY’s investments; selecting, engaging and discharging PWAY’s independent accountants, reviewing the plans, scope and results of the audit engagement with PWAY’s independent accountants; approving professional services provided by PWAY’s independent accountants (including compensation therefore); reviewing the independence of PWAY’s independent accountants and reviewing the adequacy of PWAY’s internal controls over financial reporting. The members of PWAY’s audit committee are Messrs. Cooper, Gremp and Stark, all of whom are independent. Mr. Stark serves as the Chairman of PWAY’s audit committee and PWAY’s board of directors has determined that Mr. Stark is an “audit committee financial expert” as defined under SEC rules. PWAY’s audit committee met nine times during the fiscal year ended June 30, 2018.

Nominating and Corporate Governance Committee

PWAY’s nominating and corporate governance committee selects and nominates directors for election by PWAY’s stockholders, selects nominees to fill vacancies on PWAY’s board of directors or a committee thereof, develops and recommends to PWAY’s board of directors a set of corporate governance principles and oversees the evaluation of PWAY’s board of directors and PWAY’s management. The committee is composed of Messrs. Cooper, Gremp and Stark, all of whom are independent. Mr. Gremp serves as Chairman of PWAY’s nominating and corporate governance committee.

PWAY’s nominating and corporate governance committee does not currently have a written policy with regard to nominees recommended by PWAY’s stockholders. The absence of such a policy does not mean, however, that a stockholder recommendation will not be considered if one is received.

PWAY’s nominating and corporate governance committee will consider qualified director nominees recommended by PWAY’s stockholders when such recommendations are submitted in accordance with PWAY’s bylaws and any applicable law, rule or regulation regarding director nominations. When submitting a nomination for consideration, a stockholder must provide certain information that would be required under applicable SEC rules, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past five years; current directorships on publicly held companies and investment companies; number of PWAY’s shares owned, if any; and, a written consent of the individual to stand for election if nominated by PWAY’s board of directors and to serve if elected by PWAY’s stockholders.

In evaluating director nominees, the members of PWAY’s nominating and corporate governance committee consider the following factors:

●	the appropriate size and composition of PWAY’s board of directors;

●	whether or not the person is an “interested person” with respect to PWAY as defined in Section 2(a)(19) of the 1940 Act;

●	PWAY’s needs with respect to the particular talents and experience of its directors;

●	the knowledge, skills and experience of nominees in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of PWAY’s board of directors;

●	familiarity with national and international business matters;

●	experience with accounting rules and practices;

●	appreciation of the relationship of PWAY’s business to the changing needs of society;

●	the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members; and

●	all applicable laws, rules, regulations, and listing standards.

PWAY’s nominating and corporate governance committee’s goal is to assemble a board of directors that brings to PWAY a variety of perspectives and skills derived from high quality business and professional experience.

Other than the foregoing there are no stated minimum criteria for director nominees, although the members of PWAY’s nominating and corporate governance committee may consider such other factors as they may deem are in the best interests of PWAY. PWAY’s nominating and corporate governance committee also believes it appropriate for certain key members of PWAY’s management to participate as members of PWAY’s board of directors.

The members of PWAY’s nominating and corporate governance committee identify nominees by first evaluating the current members of PWAY’s board of directors willing to continue in service. Current members of PWAY’s board of directors with skills and experience that are relevant to PWAY’s business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of PWAY’s board of directors with that of obtaining a new perspective. If any member of PWAY’s board of directors does not wish to continue in service or if PWAY’s board of directors decides not to renominate a member for re-election, the independent members of PWAY’s board of directors identify the desired skills and experience of a new nominee in light of the criteria above. The entire board of directors is polled for suggestions as to individuals meeting the aforementioned criteria. Research may also be performed to identify qualified individuals. PWAY’s board of directors and PWAY’s nominating and corporate governance committee has not engaged any third parties to identify or evaluate or assist in identifying potential nominees, although each reserves the right in the future to retain a third party search firm, if necessary.

PWAY’s nominating and corporate governance committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, PWAY’s nominating and corporate governance committee considers and discusses diversity, among other factors, with a view toward the needs of PWAY’s board of directors as a whole. PWAY’s nominating and corporate governance committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to PWAY’s board of directors, when identifying and recommending director nominees. PWAY’s nominating and corporate governance committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with PWAY’s nominating and corporate governance committee’s goal of creating a board of directors that best serves PWAY’s needs and the interest of PWAY’s stockholders. PWAY’s nominating and corporate governance committee met one time during the fiscal year ended June 30, 2018.

Compensation of Directors

PWAY’s directors who do not also serve in an executive officer capacity for PWAY or the PWAY Investment Adviser are entitled to receive annual cash retainer fees, determined based on PWAY’s net asset value as of the end of each fiscal quarter. These directors are Messrs. Cooper, Gremp and Stark. These directors did not receive compensation during the fiscal year ended June 30, 2018 from PWAY. Amounts payable under the arrangement will be determined and paid quarterly in arrears as follows:

Net Asset Value	Annual Cash Retainer
$0 million - $100 million	$—
$100 million - $300 million	$35,000
$300 million - $500 million	$50,000
$500 million - $1 billion	$75,000
>$1 billion	$100,000

PWAY will also reimburse each of the above directors for all reasonable and authorized business expenses in accordance with PWAY’s policies as in effect from time to time, including reimbursement of reasonable out-of-

pocket expenses incurred in connection with attending each board meeting and each committee meeting not held concurrently with a board meeting.

PWAY does not pay compensation to its directors who also serve in an executive officer capacity for PWAY or the PWAY Investment Adviser.

Compensation of Executive Officers

PWAY’s executive officers will not receive any direct compensation from PWAY. PWAY does not currently have any employees and does not expect to have any employees. Services necessary for PWAY’s business are provided by individuals who are employees of Prospect Capital Management, Prospect Administration or Stratera Holdings or by individuals who were contracted by such entities to work on behalf of PWAY, pursuant to the terms of the PWAY Investment Advisory Agreement and the PWAY Administration Agreement. Each of PWAY’s executive officers is an employee of the PWAY Investment Adviser, Prospect Capital Management, Prospect Administration, Stratera Holdings or an outside contractor, and the day-to-day investment operations and administration of PWAY’s portfolio are managed by the PWAY Investment Adviser. In addition, PWAY reimburses Prospect Administration for PWAY’s allocable portion of expenses incurred by Prospect Administration, as applicable, in performing its obligations under the PWAY Administration Agreement, including the allocable portion of the cost of PWAY’s chief financial officer, chief compliance officer, treasurer and secretary and other administrative support personnel under the PWAY Administration Agreement.

The PWAY Investment Advisory Agreement provides that the PWAY Investment Adviser and its officers, directors, controlling persons and any other person or entity affiliated with it acting as PWAY’s agent shall be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by the PWAY Investment Adviser or such other person, and the PWAY Investment Adviser and such other person shall be held harmless for any loss or liability suffered by PWAY, if (i) the PWAY Investment Adviser has determined, in good faith, that the course of conduct which caused the loss or liability was in PWAY’s best interests, (ii) the PWAY Investment Adviser or such other person was acting on behalf of or performing services for PWAY, (iii) the liability or loss suffered was not the result of negligence or misconduct by the PWAY Investment Adviser or an affiliate thereof acting as PWAY’s agent, and (iv) the indemnification or agreement to hold the PWAY Investment Adviser or such other person harmless is only recoverable out of PWAY’s net assets and not from PWAY’s stockholders.

Control Persons

As of February 12, 2019, the PWAY Investment Adviser owned 2.62% of PWAY’s outstanding common stock.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS OF PWAY

PWAY has entered into the PWAY Investment Advisory Agreement with the PWAY Investment Adviser. Pursuant to the PWAY Investment Advisory Agreement, PWAY pays the PWAY Investment Adviser a base management fee and an incentive fee, and will reimburse the PWAY Investment Adviser for routine non-compensation overhead expenses, such as expenses incurred by Prospect Administration or PWAY in connection with administering PWAY’s business, including expenses incurred by Prospect Administration in performing administrative services for PWAY, and the reimbursement of the compensation of PWAY’s Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary and other administrative personnel paid by Prospect Administration, subject to the limitations included in the PWAY Administration Agreement, and other expenses.

PWAY has also entered into the PWAY Administration Agreement with Prospect Administration. Pursuant to the PWAY Administration Agreement, PWAY reimburses Prospect Administration for administrative services provided to PWAY and PWAY’s allocable portion of overhead incurred by Prospect Administration in performing its obligations under the PWAY Administration Agreement. In addition, certain personnel of Prospect Capital Management will be made available to the PWAY Investment Adviser to assist it in managing PWAY’s portfolio and operations, provided that they are supervised at all times by the PWAY Investment Adviser’s management team.

Certain of the executive officers, directors and finance professionals of Prospect Capital Management, Prospect Administration, and Stratera Holdings who perform services for PWAY on behalf of the PWAY Investment Adviser are also officers, directors, managers, and/or key professionals of other Prospect Capital Management entities (including Prospect Capital Corporation and Priority Income Fund), and Stratera Holdings entities. These persons have legal obligations with respect to those entities that are similar to their obligations to PWAY. In the future, these persons and other affiliates of Prospect Capital Management and Stratera Holdings may organize other investment programs and acquire for their own account investments that may be suitable for PWAY. In addition, Prospect Capital Management and Stratera Holdings may grant equity interests in the PWAY Investment Adviser to certain management personnel performing services for the PWAY Investment Adviser.

All transactions with affiliates of PWAY must be on terms no less favorable than could be obtained from an unaffiliated third party and must be approved by a majority of PWAY’s directors, including a majority of its independent directors.

PWAY has entered into a license agreement with the PWAY Investment Adviser, pursuant to which the PWAY Investment Adviser granted PWAY a nonexclusive, royalty free license to use the name “Pathway Capital Opportunity Fund, Inc.” Under this agreement, PWAY has a right to use such name for so long as the PWAY Investment Adviser remains PWAY’s investment adviser. Other than with respect to this limited license, PWAY has no legal right to PWAY’s name. This license agreement will remain in effect for so long as the PWAY Investment Advisory Agreement with the PWAY Investment Adviser is in effect.

The PWAY Investment Adviser has funded offering costs and organization costs in the amount of approximately $3.65 million as of June 30, 2018. As of June 30, 2018, approximately $2 million remained unreimbursed. The PWAY Investment Adviser will be entitled to receive up to 5% of the gross proceeds raised from outside investors until all offering costs and organization costs funded by the PWAY Investment Adviser or its affiliates have been recovered. On September 2, 2014, the PWAY Investment Adviser agreed to reduce such reimbursement and accept a maximum of 2.0% of the aggregate gross proceeds of the offering of PWAY’s securities until all of the organization and offering expenses incurred and/or paid by the PWAY Investment Adviser have been recovered.

Allocation of the PWAY Investment Adviser’s Time

PWAY relies, in part, on the PWAY Investment Adviser to manage PWAY’s day-to-day activities and to implement its investment strategy. The PWAY Investment Adviser and certain of its affiliates are currently, and plan in the future to continue to be, involved with activities which are unrelated to PWAY. As a result of these activities, the PWAY Investment Adviser, its personnel and certain of its affiliates will have conflicts of interest in allocating their time between PWAY and other activities in which they are or may become involved, including, but not limited to, the management of Prospect Capital Management, Prospect Administration, Prospect Capital Corporation, Priority Income Fund, and Stratera Holdings. The PWAY Investment Adviser and its personnel will devote only as much of its and their time to PWAY’s business as the PWAY Investment Adviser and its personnel, in their judgment, determine is reasonably required, which may be substantially less than their full time. Therefore, the PWAY Investment Adviser, its personnel and certain affiliates may experience conflicts of interest in allocating management time, services and functions among PWAY and any other business ventures in which they or any of their key personnel, as applicable, are or may become involved. This could result in actions that are more favorable to other affiliated entities than to PWAY.

However, Prospect Capital Management and Stratera Holdings believe that the PWAY Investment Adviser’s professionals have sufficient time to fully discharge their responsibilities to PWAY and to the other businesses in which they are involved. PWAY believes that its affiliates and executive officers will devote the time required to manage PWAY’s business and expect that the amount of time a particular executive officer or affiliate devotes to PWAY will vary during the course of the year and depend on PWAY’s business activities at the given time. It is difficult to predict specific amounts of time an executive officer or affiliate will devote to PWAY. PWAY expects that its executive officers and affiliates will generally devote more time to programs raising and investing capital than to programs that have completed their offering stages, though from time to time each program will have its unique demands. Because many of the operational aspects of Prospect Capital Management-sponsored and Stratera Holdings-sponsored programs are very similar, there are significant efficiencies created by the same team of individuals at the PWAY Investment Adviser providing services to multiple programs. For example, the PWAY Investment Adviser has streamlined the structure for financial reporting, internal controls and investment approval processes for the programs.

Allocation of Investments

Concurrent with PWAY’s offering, certain professionals of the PWAY Investment Adviser are simultaneously providing advisory services to other affiliated entities, including Prospect Capital Management, which serves as the investment adviser to Prospect Capital Corporation and Priority Senior Secured Income Management, LLC, which serves as the investment adviser to Priority Income Fund. Prospect Capital Corporation is a publicly-traded BDC that focuses on generating current income and, to a lesser extent, long-term capital appreciation for stockholders, primarily by making investments in senior secured loans, subordinated debt, unsecured debt, and equity of a diversified portfolio of primarily U.S. companies and CLO debt and equity investments. Priority Income Fund is an externally managed, non-diversified, closed-end management investment company that invests primarily in senior secured loans, via CLO debt and equity investments, of companies whose debt is rated below investment grade or, in limited circumstances, unrated. As a result, PWAY may compete with any such investment entity for the same investors and investment opportunities, except as noted below.

On February 10, 2014, PWAY received an exemptive order from the SEC that gave it the ability to negotiate terms other than price and quantity of co-investment transactions with other funds managed by the PWAY Investment Adviser or certain affiliates, including Prospect Capital Corporation and Priority Income Fund, subject to the conditions included therein.  Under the terms of the Order permitting PWAY to co-invest with other funds managed by the PWAY Investment Adviser or its affiliates, a majority of PWAY’s independent directors who have no financial interest in the transaction must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to PWAY and its stockholders and do not involve overreaching of PWAY or its stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of PWAY’s stockholders and is consistent with PWAY’s investment objective and strategies. The Order also imposes reporting and record keeping requirements and limitations on transactional fees. In certain situations where co-investment with one or more funds managed by the PWAY Investment Adviser or its affiliates is not covered by the Order, such as when there is an opportunity to invest in different securities of the same issuer, the personnel of the PWAY Investment Adviser or its affiliates will need to decide which client will proceed with the investment. Such personnel will make these determinations based on policies and procedures, which are designed to reasonably ensure that investment opportunities are allocated fairly and equitably among affiliated funds over time and in a manner that is consistent with applicable laws, rules and regulations. Moreover, except in certain circumstances, when relying on the Order, PWAY will be unable to invest in any issuer in which one or more funds managed by the PWAY Investment Adviser or its affiliates has previously invested.

Affiliates of the PWAY Investment Adviser have no obligation to make their originated investment opportunities available to the PWAY Investment Adviser or to PWAY, and such opportunities may be provided to Prospect Capital Corporation or another affiliate of the PWAY Investment Adviser.

To mitigate the foregoing conflicts, the PWAY Investment Adviser and its affiliates will seek to allocate portfolio transactions on a fair and equitable basis, taking into account such factors as the relative amounts of capital available for new investments, the applicable investment programs and portfolio positions, the clients for which participation is appropriate and any other factors deemed appropriate.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS OF PWAY

As of February 12, 2019, no person is deemed to control PWAY, as such term is defined in the 1940 Act. The following table sets forth, as of February 12, 2019, information with respect to the beneficial ownership of shares of PWAY Common Stock by:

●	each person known to PWAY to beneficially own more than 5% of the outstanding shares;

●	each member of PWAY’s board of directors and each executive officer; and

●	all of the members of PWAY’s board of directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There are no shares subject to options that are currently exercisable or exercisable within 60 days of February 12, 2019. Unless otherwise specified, the address of each beneficial owner is 10 East 40th Street, 42nd Floor, New York, New York 10016.

Shares Beneficially Owned as of February 12, 2019
Name	Number of Shares	Percentage(1)	Percentage assuming maximum amount is purchased
5% or Greater Stockholders:
Stratera Holdings LLC	35,870	5.80%	*
Interested Directors:
M. Grier Eliasek(2)	—	—	—
Frank Muller	—	—	—
Independent Directors:
Andrew C. Cooper	—	—	—
William J. Gremp	—	—	—
Eugene S. Stark	—	—	—
Executive Officers:
Michael D. Cohen(3)	4,354	*	*
Kristin Van Dask	—	—	—
All officers and members of PWAY’s Board of Directors as a group (persons)	4,354	*	*

(1)	Based on a total of 618,520 shares of common stock outstanding on February 12, 2019.

(2)	Mr. Eliasek also serves as the Chief Executive Officer and President of PWAY.

(3)	Represents the portion of the shares beneficially owned by Stratera Holdings, LLC in which Mr. Cohen has a pecuniary interest as a member of Stratera Holdings, LLC. In addition, a portion of these shares are reported because they are held by a trust in which Mr. Cohen’s spouse is a co-trustee, and Mr. Cohen disclaims ownership of such shares.

*	Less than 1.0%.

The following table sets forth, as of February 12, 2019, the dollar range of PWAY’s equity securities that are beneficially owned by each member of PWAY’s board of directors, based on the current net asset value of $10.80 per PWAY Class A Share and $10.83 per PWAY Class I Share.

Name of Director	Dollar Range of Equity Securities Beneficially Owned(1)(2)
Interested Directors:
M. Grier Eliasek	None
Frank Muller	None
Independent Directors:
Andrew C. Cooper	None
William J. Gremp	None
Eugene S. Stark	None

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(2)	The dollar range of equity securities beneficially owned are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

The following table sets forth, as of February 12, 2019, the dollar range of PWAY’s equity securities that are owned by each of the PWAY Investment Adviser’s professionals that do not serve on PWAY’s board of directors, based on the assumed current net asset value of $10.80 per PWAY Class A Share and $10.83 per PWAY Class I Share.

Name of Professional	Dollar Range of Equity Securities(1)
John F. Barry III(2)	$100,001 - $500,000
Michael D. Cohen	$50,001 - $100,000
Kristin Van Dask	None
David L. Belzer	None
John G. Burges	None
Harris Sheikh	None
John W. Kneisley	None

(1)	The dollar ranges of equity securities are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.

(2)	Mr. Barry may be deemed to share beneficial ownership with the PWAY Investment Adviser by virtue of his control of Prospect Capital Management, which owns 50% of the PWAY Investment Adviser.

DESCRIPTION OF TPIC’S CAPITAL STOCK

The following description is based on relevant portions of the MGCL and on TPIC’s charter and bylaws. This summary is not necessarily complete, and TPIC refers you to the MGCL and TPIC’s charter and bylaws for a more detailed description of the provisions summarized below.

Stock

TPIC’s authorized stock consists of 100,000,000 shares of stock, par value $0.001 per share, of which 75,000,000 shares are common stock, 37,500,000 of which are classified as Class A common stock and 37,500,000 of which are classified as Class T common stock, and 25,000,000 shares are classified as preferred stock. Currently, TPIC is only offering for sale shares of TPIC’s Class A common stock. There is currently no market for TPIC’s common stock, and TPIC does not expect that a market for TPIC’s shares will develop in the future. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, TPIC’s stockholders generally will not be personally liable for TPIC’s debts or obligations.

Set forth below is a chart describing the classes of TPIC’s securities outstanding as of February 12, 2019:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by TPIC or for TPIC’s Account	(4) Amount Outstanding Exclusive of Amount Under Column (3)
Common Stock	75,000,000	—
Class A	37,500,000	—	1,606,913.35
Class T	37,500,000	—	—

*Effective March 2, 2016, all shares of TPIC’s common stock issued and outstanding at that time were automatically converted into an equal number of shares of Class A common stock.

Common Stock

Under the terms of TPIC’s charter, all shares of TPIC’s common stock will have equal rights as to voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of TPIC’s common stock if, as and when authorized by TPIC’s board of directors and declared by TPIC out of funds legally available. Except as may be provided by TPIC’s board of directors in setting the terms of classified or reclassified stock, shares of TPIC’s common stock will have no preemptive, exchange, conversion or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of any voluntary or involuntary liquidation, dissolution or winding up, the aggregate assets available for distribution to holders of common stock shall be determined in accordance with applicable law and TPIC’s charter. Each holder of common stock shall be entitled to receive, ratably with each other holder of common stock, that portion of the assets available for distribution as the number of outstanding shares of stock held by such holder bears to the total number of outstanding shares then outstanding. Each share is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of TPIC’s common stock will possess exclusive voting power. There will be no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock will be able elect all of TPIC’s directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

Under the terms of TPIC’s charter, TPIC’s board of directors is authorized to issue shares of preferred stock in one or more classes or series without stockholder approval. The board has discretion to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series of preferred stock. Preferred stock could be issued with rights and preferences that would adversely affect the holders of common stock. Preferred stock could also be used as an anti-takeover device. Every issuance of preferred stock will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any distribution is made with respect to TPIC’s common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of TPIC’s total assets after deducting the amount of such distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. TPIC believe that the availability for issuance of preferred stock will provide TPIC with increased flexibility in structuring future financings and acquisitions.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers of the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. TPIC’s charter contains a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Maryland law requires a corporation (unless its charter provides otherwise, which TPIC’s charter does) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

TPIC’s charter and bylaws obligate it, to the fullest extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify (i) any present or former director or officer, (ii) any individual who, while a director or officer and at TPIC’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, or (iii) its investment adviser or any of its affiliates acting as an agent for TPIC, from and against any claim or liability to which the person or entity may become subject or may incur by reason of their service in that capacity, and to pay or reimburse their reasonable expenses as incurred in advance of final disposition of a proceeding. In accordance with the 1940 Act, TPIC will not indemnify any person for any liability to the extent that such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Notwithstanding the foregoing, and in accordance with guidelines adopted by NASAA, TPIC’s bylaws prohibit it from indemnifying or holding harmless an officer, director, employee, controlling person and any other person or entity acting as TPIC’s agent (which would include, without limitation, TPIC’s investment adviser and its affiliates) unless each of the following conditions are met: (1) TPIC has determined, in good faith, that the course of conduct that caused the loss or liability was in TPIC’s best interests; (2) TPIC has determined, in good faith, that the party seeking indemnification was acting or performing services on TPIC’s behalf; (3) TPIC has determined, in good faith, that such liability or loss was not the result of (A) negligence or misconduct, in the case that the party seeking indemnification is TPIC’s investment adviser, any of its affiliates, or any officer of TPIC, TPIC’s investment adviser or an affiliate of its investment adviser, or (B) gross negligence or willful misconduct, in the case that the party seeking indemnification is a director (and not also an officer of TPIC, TPIC’s investment adviser or an affiliate of its investment adviser); and (4) such indemnification or agreement to hold harmless is recoverable only out of TPIC’s net assets and not from TPIC’s stockholders.

The New Investment Advisory Agreement provides that for so long as TPIC is not listed on a national securities exchange, the New Investment Adviser and its officers, managers, controlling persons and any other person or entity affiliated with it acting as TPIC’s agent will not be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by the New Investment Adviser or such other person, nor will the New Investment Adviser or such other person be held harmless for any loss or liability suffered by TPIC, unless: (1) the New Investment Adviser or such other person has determined, in good faith, that the course of conduct which caused the loss or liability was in TPIC’s best interests; (2) the New Investment Adviser or such other person was acting on behalf of or performing services for TPIC; (3) the liability or loss suffered was not the result of negligence or misconduct by the New Investment Adviser or such other person acting as TPIC’s agent; and (4) the indemnification or agreement to hold the New Investment Adviser or such other person harmless for any loss or liability is only recoverable out of TPIC’s net assets and not from TPIC’s stockholders. In accordance with the 1940 Act, TPIC will not indemnify certain persons for any liability to which such persons would be subject by reason of such person’s willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Anti-Takeover Provisions of the Maryland General Corporation Law and TPIC’s Charter and Bylaws

The MGCL and TPIC’s charter and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire TPIC by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of TPIC to negotiate first with the board of directors. TPIC believes that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Election of Directors, Number of Directors; Vacancies; Removal

As permitted by Maryland law, a plurality of all the votes cast by holders of the outstanding shares of common stock, voting as a single class, at a meeting of stockholders duly called and at which a quorum is present will be required to elect a director.

TPIC’s charter provides that a majority of TPIC’s board of directors must be independent directors, and the 1940 Act requires that a majority of TPIC’s board of directors be persons other than “interested persons” as defined in the 1940 Act.

TPIC’s charter provides that the number of directors will be set by the board of directors in accordance with TPIC’s bylaws. TPIC’s bylaws provide that a majority of TPIC’s entire board of directors may at any time establish, increase or decrease the number of directors. However, the number of directors may never be less than three, except within 60 days after the death, removal or resignation of a director. Except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the class in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Action by Stockholders

The MGCL provides that stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous consent in lieu of a meeting (unless the charter permits consent by the stockholders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting, which TPIC’s charter does not). These provisions, combined with the requirements of TPIC’s bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

TPIC’s bylaws provide that with respect to an annual meeting of stockholders, nominations of individuals for election to the board of directors and the proposal of business to be considered by stockholders may be made only (a) pursuant to TPIC’s notice of the meeting, (b) by or at the direction of the board of directors or (c) by a stockholder who was a stockholder of record both at the time of giving of notice and at the time of the annual meeting and is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in TPIC’s notice of the meeting may be brought before the meeting. Nominations of individuals for election to the board of directors at a special meeting may be made only (i) by or at the direction of the board of directors or (ii) provided that the special meeting has been called in accordance with TPIC’s bylaws for the purpose of electing directors, by a stockholder who is a stockholder of record both at the time of giving notice required by TPIC’s bylaws and at the time of the meeting, who is entitled to vote at the meeting in the election of each individual so nominated at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give TPIC advance notice of nominations and other business is to afford TPIC’s board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by TPIC’s board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although TPIC’s bylaws do not give TPIC’s board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to TPIC and TPIC’s stockholders.

Calling of Special Meetings of Stockholders

TPIC’s bylaws provide that special meetings of stockholders may be called by TPIC’s board of directors and certain of TPIC’s officers. Additionally, TPIC’s charter and bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation to act on any matter that may properly be considered at a meeting of stockholders upon the written request of stockholders who are stockholders of record at the time of the request and are entitled to cast not less than 10% of all the votes voting together as a single class entitled to be cast on such matter at such meeting. Any special meeting called by such stockholders shall be held (i) not more than 90 days after the record date for such meeting and (ii) not less than 10 days nor more than 30 days after the secretary gives notice of such meeting to stockholders.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange, convert or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders voting together as a single class entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter.

Under TPIC’s charter, provided that TPIC’s directors then in office have approved and declared the action advisable and submitted such action to the stockholders, an amendment to TPIC’s charter that requires stockholder approval, a merger, or a sale of all or substantially all of TPIC’s assets or a similar transaction outside the ordinary course of business, must generally be approved by the affirmative vote of stockholders, voting together as a single class, entitled to cast at least a majority of all the votes entitled to be cast on the matter. Notwithstanding the foregoing, (i) amendments to TPIC’s charter to make TPIC’s common stock a “redeemable security” or to convert the company, whether by merger or otherwise, from a closed-end company to an open-end company, and (ii) the dissolution of the company, the amendment of certain provisions of TPIC’s charter, including relating to extraordinary transactions and the rights of dissenting stockholders, each must be approved by the affirmative vote of stockholders, voting together as a single class, entitled to cast at least two-thirds of the votes entitled to be cast on the matter.

TPIC’s charter provides that the stockholders may, subject to mandatory provisions of applicable law, upon the affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast on the matter, voting together as a single class:

●	Amend the charter; or

●	Remove TPIC’s investment adviser and elect a new investment adviser.

Without the approval of stockholders entitled to cast a majority of all the votes, voting together as a single class, entitled to be cast on the matter, TPIC may not permit its investment adviser to:

●	Amend the charter; or

●	Except as permitted by TPIC’s charter, permit TPIC’s investment adviser to voluntarily withdraw as the Investment Adviser unless such withdrawal would not affect TPIC’s tax status and would not materially adversely affect TPIC’s stockholders;

●	Appoint a new investment adviser;

●	Unless otherwise permitted by law, sell all or substantially all of TPIC’s assets; and

●	Unless otherwise permitted by law, approve a merger, or other reorganization.

No Rights of Dissenting Stockholders

Except with respect to rights of dissenting stockholders arising in connection with the Control Share Act defined and discussed below, as permitted by the MGCL, TPIC’s stockholders will not be entitled to exercise rights of dissenting stockholders unless TPIC’s board of directors determines that such rights apply, with respect to all or any classes or series of stock, to one or more transactions occurring after the date of such determination in connection with which stockholders would otherwise be entitled to exercise appraisal rights.

Control Share Acquisitions

The MGCL provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter, which TPIC refers to as the Control Share Act. Shares owned by the acquirer, by officers or by employees who are directors of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

●	One-tenth or more but less than one-third;

●	One-third or more but less than a majority; or

●	A majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of issued and outstanding control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations, including, as provided in TPIC’s bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. TPIC’s bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of TPIC’s shares of stock. There can be no assurance that such provision will not be amended or eliminated at time in the future. However, TPIC will amend TPIC’s bylaws to be subject to the Control Share Act only if the board of directors determines that it would be in TPIC’s best interests and if the SEC staff does not object to TPIC’s determination that TPIC’s being subject to the Control Share Act does not conflict with the 1940 Act.

Business Combinations Act

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

●	Any person who beneficially owns 10% or more of the voting power of the corporation’s outstanding voting stock; or

●	An affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which they otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board of directors.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

●	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

●	Two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. TPIC’s board of directors has adopted a resolution that any business combination between TPIC and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of TPIC and increase the difficulty of consummating any offer.

Additional Provisions of Maryland Law

Maryland law provides that a Maryland corporation that is subject to the Exchange Act and has at least three outside directors can elect by resolution of the board of directors to be subject to certain corporate governance provisions without a stockholder vote and notwithstanding any inconsistent provisions of TPIC’s charter and bylaws. Under the applicable statute, a board of directors may:

●	classify itself without the vote of stockholders;

●	provide that a special meeting of stockholders will be called only at the request of stockholders entitled to cast at least a majority of the votes entitled to be cast at the meeting;

●	reserve for itself the exclusive power to fix the number of directors;

●	provide that a director may be removed only by the vote of stockholders entitled to cast two-thirds of all the votes entitled to be cast; and

●	provide that all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, to serve for the balance of the unexpired term.

A board of directors may implement all or any of these provisions without amending the charter or bylaws and without stockholder approval. A corporation may be prohibited by its charter or by resolution of its board of directors from electing any of the provisions of the statute. TPIC is not prohibited from implementing any or all of the statute.

Pursuant to TPIC’s charter, TPIC has elected to provide that all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors, even if the remaining directors do not constitute a quorum. Such election is subject to applicable requirements of the 1940 Act and to the provisions of any class or series of preferred stock established by the board, and provided that independent directors shall nominate replacements for any vacancies among the independent directors’ positions. While certain other of the provisions available for election under the statute are already contemplated by TPIC’s charter and bylaws, the law would permit TPIC’s board of directors to override further changes to the charter or bylaws.

Conflict with the 1940 Act

TPIC’s bylaws provide that, if and to the extent that any provisions of the MGCL, including the Control Share Act (if TPIC amend TPIC’s bylaws to be subject to such law) and the Business Combinations Act, or any provisions of TPIC’s charter or bylaws, conflicts with any provisions of the 1940 Act, the applicable provisions of the 1940 Act will control.

Reports to Stockholders

As required because of TPIC’s election of BDC status, TPIC will file annual, quarterly and current reports on Forms 10-K, 10-Q and 8-K, respectively, proxy statements and other reports required by the federal securities laws with the SEC via the SEC’s EDGAR filing system. These reports will be available upon filing on the SEC’s website at www.sec.gov. These reports will also be available on TPIC’s website at www.tritonpacificpe.com. You may access and print all documents provided through this service. As documents become available, TPIC will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. If TPIC’s e-mail notification is returned to TPIC as “undeliverable,” TPIC will contact you to obtain your updated e-mail address. If TPIC is unable to obtain a valid e-mail address for you, TPIC will resume sending a paper copy by regular U.S. mail to your address of record. You may authorize TPIC to provide prospectuses, prospectus supplements, annual reports and other information electronically by so indicating on your subscription agreement, or by sending TPIC instructions in writing in a form acceptable to TPIC to receive such documents electronically. Unless you elect in writing to receive documents electronically, all documents will be provided in paper form by mail. You must have internet access to use electronic delivery. While TPIC imposes no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. You may revoke your consent for electronic delivery at any time and TPIC will resume sending you a paper copy of all required documents. However, in order for TPIC to be properly notified, your revocation must be given to TPIC a reasonable time before electronic delivery has commenced. TPIC will provide you with paper copies at any time upon request. Such request will not constitute revocation of your consent to receive required documents electronically.

DESCRIPTION OF PWAY’S CAPITAL STOCK

The following description is based on relevant portions of the MGCL and on PWAY’s charter and bylaws. This summary is not necessarily complete, and PWAY refers its stockholders to the MGCL and PWAY’s charter and bylaws for a more detailed description of the provisions summarized below.

Shares

PWAY’s charter designates PWAY’s common stock into four classes: Class A, Class C, Class I and Class L shares. Each class represents an investment in the same assets of PWAY. However, the minimum investment amounts, sales loads, and ongoing fees and expenses for each share class may be different. Further, the monthly distributions paid to shareholders, if any, vary for each share class based on different expenses for such classes.

PWAY’s authorized stock consists of 200,000,000 shares of stock, par value $0.01 per share, all of which are initially designated as common stock and 70,000,000 of which are Class A shares, 40,000,000 of which are Class C shares, 40,000,000 of which are Class I shares and 50,000,000 of which are Class L shares. There is currently no market for PWAY’s shares, and PWAY does not expect that a market for it shares will develop in the foreseeable future, if ever. No shares have been authorized for issuance under any equity compensation plans. Under Maryland law, PWAY’s stockholders generally will not be personally liable for PWAY’s debts or obligations.

Set forth below is a chart describing the classes of PWAY’s securities outstanding as of February 12, 2019:

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by PWAY or for its Account	Amount Outstanding Exclusive of Amount Under Column
Class A Common Stock	70,000,000	—	585,715
Class C Common Stock	40,000,000	—	-
Class I Common Stock	40,000,000	—	32,805
Class L Common Stock	50,000,000	—	-

Under PWAY’s charter, PWAY’s board of directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock without obtaining stockholder approval. As permitted by the MGCL, PWAY’s charter provides that its board of directors, without any action by PWAY’s stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that PWAY has authority to issue.

Common Stock

All shares of PWAY’s common stock have equal rights as to earnings, assets, voting, and dividends and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of PWAY’s common stock if, as and when authorized by PWAY’s board of directors and declared by PWAY out of assets legally available therefor. Shares of PWAY’s common stock have no preemptive, conversion, redemption or appraisal rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of PWAY’s liquidation, dissolution or winding up, each share of PWAY’s common stock would be entitled to share ratably in all of PWAY’s assets that are legally available for distribution after PWAY pays all debts and other liabilities and subject to any preferential rights of holders of its preferred stock, if any preferred stock is outstanding at such time. Each share of PWAY’s common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of PWAY’s common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of PWAY’s directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

PWAY’s charter authorizes PWAY’s board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. The cost of any such reclassification would be borne by PWAY’s existing common stockholders. Prior to issuance of shares of each class or series, PWAY’s board of directors is required by Maryland law and by PWAY’s charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series. Thus, PWAY’s board of directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of PWAY’s common stock or otherwise be in their best interest. PWAY’s stockholders should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to PWAY’s common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of PWAY’s gross assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two full years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. PWAY believes that the availability for issuance of preferred stock will provide PWAY with increased flexibility in structuring future financings and acquisitions. However, PWAY does not currently have any plans to issue preferred stock.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. PWAY’s charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

PWAY’s charter authorizes it, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as PWAY’s director or officer and at PWAY’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise as a director, officer, partner, manager, managing member or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. PWAY’s bylaws obligate it, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as PWAY’s director or officer and at PWAY’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise as a director, officer, partner, manager, managing member or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit PWAY to indemnify and advance expenses to any person who served a predecessor of PWAY in any of the capacities described above and any of PWAY’s employees or agents or any employees or agents of PWAY’s predecessor. In accordance with the 1940 Act, PWAY will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which PWAY’s charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either, case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Any limitation of liability, indemnification or advancement of expenses granted to PWAY’s investment adviser or PWAY’s officers or directors will comply the 1940 Act and the rules and regulations promulgated thereunder.

PWAY has entered into indemnification agreements with its directors. The indemnification agreements provide PWAY’s directors the maximum indemnification permitted under Maryland law and the 1940 Act.

PWAY’s insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that its present or former directors or officers have performed for another entity at PWAY’s request. There is no assurance that such entities will in fact carry such insurance. However, PWAY notes that it does not expect to request its present or former directors or officers to serve another entity as a director, officer, partner or trustee unless PWAY can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.

Certain Provisions of the Maryland General Corporation Law and PWAY’s Charter and Bylaws

The MGCL and PWAY’s charter and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire PWAY by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of PWAY to negotiate first with PWAY’s board of directors. PWAY believes that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Election of Directors

PWAY’s bylaws provide that each director shall be elected by a plurality of the votes cast at a meeting of stockholders duly called and at which a quorum is present. Pursuant to PWAY’s charter PWAY’s board of directors may amend the bylaws to alter the vote required to elect directors. Pursuant to the MGCL and the 1940 Act, PWAY is not required to, and PWAY does not intend to hold annual meetings for the election of directors. PWAY only intends to hold annual meetings of stockholders when the election of directors by stockholders is required under the 1940 Act. Stockholders do not have the ability to nominate individuals to PWAY’s board of directors at an annual meeting held each year. As a result of these provisions, and the rules relating to the removal of directors, discussed below, a stockholder’s ability to influence the composition of PWAY’s board of directors may be limited.

Number of Directors; Vacancies; Removal

PWAY’s charter provides that the number of directors will be set only by PWAY’s board of directors in accordance with PWAY’s bylaws. PWAY’s bylaws provide that a majority of PWAY’s entire board of directors may at any time increase or decrease the number of directors. However, unless PWAY’s bylaws are amended, the number of directors may never be less than three nor more than eight. Any vacancy on PWAY’s board of directors for any cause other than an increase in the number of directors may be filled by a majority of the remaining directors, even if such majority is less than a quorum. Any vacancy on PWAY’s board of directors created by an increase in the number of directors may be filled by a majority vote of the entire board of directors.

PWAY’s charter provides that a director may be removed only for cause, as defined in PWAY’s charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of directors.

Action by Stockholders; No Annual Meeting

Under the MGCL, stockholder action can be taken only at an annual or special meeting of stockholders or (unless the charter provides for stockholder action by less than unanimous written consent, which PWAY’s charter does not) by unanimous written consent in lieu of a meeting. In addition, the MGCL permits registered investment companies, like PWAY, to include a provision in their charter or bylaws that removes the requirement to hold an annual meeting of stockholders. These provisions, combined with the requirements of PWAY’s bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying or prohibiting consideration of a stockholder proposal until the next meeting of stockholders.

Calling of Special Meetings of Stockholders

PWAY’s bylaws provide that special meetings of stockholders may be called by PWAY’s board of directors and certain of PWAY’s officers. Additionally, PWAY’s bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting. The process for calling a stockholder-requested special meeting must be strictly complied with and may require significant costs to be borne initially by the stockholder requesting such a meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, convert, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless advised by the corporation’s board of directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. PWAY’s charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. However, PWAY’s charter provides that the following matters require the approval of stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter:

●	any amendment to the provisions of the charter relating to the classification of PWAY’s board of directors, the power of PWAY’s board of directors to fix the number of directors, and the vote required to elect or remove a director;

●	any charter amendment that would convert PWAY from a closed-end company to an open-end company or make PWAY’s common stock a redeemable security (within the meaning of the 1940 Act);

●	the liquidation or dissolution of PWAY or any charter amendment to effect the liquidation or dissolution of PWAY;

●	any merger, consolidation, share exchange or sale or exchange of all or substantially all of PWAY’s assets that the MGCL requires be approved by PWAY’s stockholders;

●	any transaction between PWAY, on the one hand, and any person or group of persons acting together that is entitled to exercise or direct the exercise, or acquire the right to exercise or direct the exercise, directly or indirectly (other than solely by virtue of a revocable proxy), of one-tenth or more of the voting power in the election of directors generally, or any affiliate of such a person, group or member of such a group (collectively “Transacting Persons”), on the other hand; or

●	any amendment to the provisions of the charter relating to the foregoing requirements.

However, if such amendment, proposal or transaction is approved by at least two-thirds of PWAY’s continuing directors (in addition to approval by PWAY’s board of directors), the amendment, proposal or transaction may be approved by a majority of the votes entitled to be cast on such amendment, proposal or transaction; provided further that any transaction related to Transacting Persons that would not otherwise require stockholder approval under the MGCL would not require further stockholder approval (unless another provision of PWAY’s charter or bylaws requires such approval) if approved by at least two-thirds of PWAY’s continuing directors. In any event, in accordance with the requirements of the 1940 Act, any such amendment or proposal that would have the effect of changing the nature of PWAY’s business so as to cause it to cease to be a registered management investment company would be required to be approved by a majority of PWAY’s outstanding voting securities, as defined under the 1940 Act. The “continuing directors” are defined in PWAY’s charter as (1) its current directors, (2) those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of its current directors then on PWAY’s board of directors or (3) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors or the successor continuing directors then in office.

PWAY’s charter and bylaws provide that its board of directors will have the exclusive power to make, alter, amend or repeal any provision of PWAY’s bylaws.

No Rights of Dissenting Stockholders

As permitted by the MGCL, PWAY’s charter provides that its stockholders will not be entitled to exercise rights of dissenting stockholders unless a majority of PWAY’s board of directors shall determine such rights apply.

Control Share Acquisitions

The MGCL provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter (the “Control Share Act”). Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

●	one-tenth or more but less than one-third;

●	one-third or more but less than a majority; or

●	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel PWAY’s board of directors to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, as provided in PWAY’s bylaws compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. The Control Share Act does not apply to a registered closed-end investment company, such as PWAY, unless the board of directors adopts a resolution to be subject to the Act. PWAY’s board of directors has not adopted such a resolution and PWAY’s bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of PWAY’s shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, PWAY will adopt a resolution and amend its bylaws to be subject to the Control Share Act only if PWAY’s board of directors determines that it would be in PWAY’s best interests and if the SEC staff does not object to PWAY’s determination that PWAY being subject to the Control Share Act does not conflict with the 1940 Act.

Business Combinations

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder (the “Business Combination Act”). These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

●	any person who beneficially owns 10% or more of the voting power of the corporation’s outstanding voting stock; or

●	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if PWAY’s board of directors approved in advance the transaction by which the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, PWAY’s board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by PWAY’s board of directors.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by PWAY’s board of directors of the corporation and approved by the affirmative vote of at least:

●	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

●	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by PWAY’s board of directors before the time that the interested stockholder becomes an interested stockholder. The Business Combination Act does not apply to a registered closed-end investment company, such as PWAY, unless the board of directors adopts a resolution to be subject to the Act. PWAY’s board of directors has not adopted such a resolution and PWAY’s board of directors will adopt resolutions so as to make PWAY subject to the provisions of the Business Combination Act only if PWAY’s board of directors determines that it would be in PWAY’s best interests and if the SEC staff does not object to PWAY’s determination that PWAY being subject to the Business Combination Act does not conflict with the 1940 Act.

Conflict with 1940 Act

PWAY’s bylaws provide that if and to the extent that any provision of the MGCL, or any provision of PWAY’s charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

Reports to Stockholders

PWAY is required to file periodic reports, proxy statements and other information with the SEC. This information will be available at the SEC’s public reference room at 100 F Street, NE, Washington, D.C. 20549 and on the SEC’s website at www.sec.gov. The public may obtain information on the operation of the SEC’s public reference room by calling the SEC at 1-800-SEC-0330. This information will also be available free of charge by contacting PWAY at 10 East 40th Street, 42nd Floor, New York, New York, 10016, or by telephone at (212) 448-0702 or on PWAY’s website at www.pathwaycapitalfund.com. These reports should not be considered a part of or as incorporated by reference in this prospectus, or the registration statement of which this prospectus is a part.

Subject to availability, PWAY’s stockholders may authorize PWAY to provide prospectuses, prospectus supplements, periodic reports and other information (“documents”) electronically by so indicating on its application, or by sending PWAY instructions in writing in a form acceptable to PWAY to receive such documents electronically. Unless PWAY’s stockholders elect in writing to receive documents electronically, all documents will be provided in paper form by mail. PWAY’s stockholders must have internet access to use electronic delivery. While PWAY imposes no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available on PWAY’s website. PWAY’s stockholders may access and print all documents provided through this service. As documents become available, PWAY will notify its stockholders of this by sending them an e-mail message that will include instructions on how to retrieve the document. If PWAY’s e-mail notification is returned to it as “undeliverable,” PWAY will contact its stockholders to obtain their updated e-mail address. If PWAY is unable to obtain a valid e-mail address for its stockholders, PWAY will resume sending a paper copy by regular U.S. mail to their address of record. PWAY’s stockholder may revoke their consent for electronic delivery at any time and PWAY will resume sending them a paper copy of all required documents. However, in order for PWAY to be properly notified, their revocation must be given to PWAY a reasonable time before electronic delivery has commenced. PWAY will provide its stockholders with paper copies at any time upon request. Such request will not constitute revocation of their consent to receive required documents electronically.

TPIC DISTRIBUTION REINVESTMENT PLAN

TPIC has adopted an “opt in” distribution reinvestment plan pursuant to which you may elect to have the full amount of your cash distributions reinvested in additional shares of TPIC’s stock. Any distributions of TPIC’s shares pursuant to TPIC’s distribution reinvestment plan are dependent on the continued registration of TPIC’s securities or the availability of an exemption from registration in the recipient’s home state. Participants in TPIC’s distribution reinvestment plan are free to elect, revoke or reinstate their participation in the distribution reinvestment plan within reasonable time periods specified in the plan. If you do not elect to participate in the plan you will automatically receive any distributions TPIC declares in cash. For example, if TPIC’s board of directors authorizes, and TPIC declares, a cash distribution, then if you have “opted in” to TPIC’s distribution reinvestment plan you will have your cash distributions reinvested in additional shares of TPIC’s common stock, rather than receiving the cash distributions. Shares issued pursuant to TPIC’s distribution reinvestment plan will be issued on the same date that TPIC holds the first closing of the month for the sale of shares in this offering. Your reinvested distributions will purchase shares at a price equal to the net offering price in effect that shares are sold in the offering on such closing date or, if there is then no current offering, the most recent net asset value per share of TPIC’s shares as determined by TPIC’s board of directors. Shares issued pursuant to TPIC’s distribution reinvestment plan will have the same voting rights as all other TPIC’s shares of common stock.

If you wish to receive your distribution in cash, no action will be required on your part to do so. If you are a registered stockholder, you may elect to have your entire distribution reinvested in shares of additional common stock by notifying the Administrator in writing so that such notice is received by it no later than the record date for distributions to stockholders. If you elect to reinvest your distributions in additional shares of stock, the Administrator will set up an account for shares you acquire through the plan and will hold such shares in non-certificated form. If your shares are held by a broker or other financial intermediary, you may “opt in” to TPIC’s distribution reinvestment plan by notifying your broker or other financial intermediary of your election.

TPIC intends to use newly issued shares to implement the plan. The number of shares TPIC will issue to you is determined by dividing the total dollar amount of the distribution payable to you by the net offering a price that the shares are sold in the offering on such closing date or such price as is otherwise determined as provided above.

There will be no selling commissions, dealer manager fees or other sales charges to you if you elect to participate in the distribution reinvestment plan. TPIC will pay the Administrator’s fees for its services with respect to the plan.

If you receive distributions in the form of stock, you generally are subject to the same federal, state and local tax consequences as you would be had you elected to receive your distributions in cash. Your basis for determining gain or loss upon the sale of stock received in a distribution from TPIC will be equal to the total dollar amount of the distribution payable in cash. Any stock received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to your account.

TPIC reserve the right to amend, suspend or terminate the distribution reinvestment plan. TPIC may terminate the plan upon notice in writing mailed to you at least 30 days prior to any record date for the payment of any distribution by it. You may terminate your account under the plan by filling out the disbursement change form. Please e-mail investors@tritonpacificinvestments.com for a copy of this form. You may send the completed form to the plan administrator at 6701 Center Drive West, Suite 1450, Los Angeles, CA 90045 or by sending the completed form to the TPIC Administrator at the following e-mail address: investors@tritonpacificinvestments.com.

All correspondence concerning the plan should be directed to the Administrator by mail at 6701 Center Drive West, Suite 1450, Los Angeles, CA 90045 or by phone at (844) 374-1794, or by e-mail at investors@tritonpacificinvestments.com. All details of the plan are located in the prospectus.

On July 8, 2013, TPIC filed the complete form of its distribution reinvestment plan with the SEC as an exhibit to Post-Effective Amendment No. 6 to its Registration Statement on Form N-2 (File No. 333-174873). You

may obtain a copy of the plan by request to Investor Relations, by mail at 6701 Center Drive West, Suite 1450, Los Angeles, CA 90045 or by phone at (844) 374-1794, or by e-mail at investors@tritonpacificinvestments.com.

PWAY DISTRIBUTION REINVESTMENT PLAN

Subject to PWAY’s board of directors’ discretion and applicable legal restrictions, PWAY authorizes and declares ordinary cash distributions and pay such distributions on a monthly basis beginning no later than the first full calendar quarter after the minimum offering requirement was met. PWAY has adopted an “opt in” distribution reinvestment plan pursuant to which its stockholders may elect to have the full amount of their cash distributions reinvested in additional shares. Any distributions of PWAY’s shares pursuant to its distribution reinvestment plan are dependent on the continued registration of PWAY’s securities or the availability of an exemption from registration in the recipient’s home state. Participants in PWAY’s distribution reinvestment plan are free to elect or revoke reinstatement in the distribution plan within a reasonable time as specified in the plan. If a stockholder does not elect to participate in the plan it will automatically receive any distributions PWAY declares in cash. For example, if PWAY’s board of directors authorizes, and PWAY declares, a cash distribution, then if a stockholder has “opted in” to PWAY’s distribution reinvestment plan, such stockholder will have its cash distributions reinvested in additional shares, rather than receiving the cash distributions. PWAY generally intends to coordinate distribution payment dates so that the same price that is used for the closing date immediately following such distribution payment date will be used to calculate the purchase price for purchasers under the distribution reinvestment plan. In such case, a PWAY stockholder’s reinvested distributions will purchase shares at a price equal to the price that shares are sold in PWAY’s offering at the closing immediately following the distribution payment date. Shares issued pursuant to PWAY’s distribution reinvestment plan will have the same voting rights as its shares offered pursuant to its prospectus.

If a PWAY stockholder wishes to receive its distribution in cash, no action will be required on such stockholder’s part to do so. If a PWAY stockholder is a registered stockholder, it may elect to have its entire distribution reinvested in shares by notifying DST Systems, Inc., the reinvestment agent, and PWAY’s transfer agent and registrar, in writing so that such notice is received by the reinvestment agent no later than the record date for distributions to stockholders. If a PWAY stockholder elects to reinvest its distributions in additional shares, the reinvestment agent will set up an account for shares such stockholder acquires through the plan and will hold such shares in non-certificated form. If a PWAY stockholder’s shares are held by a broker or other financial intermediary, such stockholder may “opt in” to PWAY’s distribution reinvestment plan by notifying such stockholder’s broker or other financial intermediary of its election.

PWAY intends to use newly issued shares to implement the plan and determine the number of shares it will issue to its stockholders as follows:

●	To the extent PWAY’s shares are not listed on a national stock exchange or quoted on an over-the-counter market or a national market system (collectively, an “Exchange”);

o	during any period when PWAY is making a “best-efforts” public offering of its shares, the number of shares to be issued to its stockholders shall be determined by dividing the total dollar amount of the distribution payable to such stockholders by a price equal to 95% of the price that the shares are sold in PWAY’s offering at the closing immediately following the distribution payment date; and

o	during any period when PWAY is not making a “best-efforts” offering of its shares, the number of shares to be issued to its stockholders shall be determined by dividing the total dollar amount of the distribution payable to such stockholders by a price equal to the net asset value as determined by PWAY’s board of directors.

●	To the extent PWAY’s shares are listed on an Exchange, the number of shares to be issued to its stockholders shall be determined by dividing the total dollar amount of the distribution payable to such stockholders by the market price per share of PWAY’s shares at the close of regular trading on such Exchange on the valuation date fixed by PWAY’s board of directors for such distribution.

There will be no selling commissions, dealer manager fees or other sales charges to a PWAY stockholders if it elects to participate in the distribution reinvestment plan. PWAY will pay the reinvestment agent’s fees under the plan.

If a PWAY stockholder receives its ordinary cash distributions in the form of shares, such stockholder generally is subject to the same federal, state and local tax consequences as it would be had it elected to receive its distributions in cash. A PWAY stockholder’s basis for determining gain or loss upon the sale of shares received in a distribution from PWAY will be equal to the total dollar amount of the distribution payable in cash. Any shares received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to a PWAY stockholder’s account.

PWAY reserves the right to amend, suspend or terminate the distribution reinvestment plan. PWAY may terminate the plan upon notice in writing mailed to its stockholders at least 30 days prior to any record date for the payment of any distribution by PWAY. PWAY stockholders may terminate their account by calling Investor Services at (866) 655-3650 or by writing to the reinvestment agent at Pathway Capital Opportunity Fund, Inc., P.O. Box 219768, Kansas City, MO 64121-9768.

All correspondence concerning the plan should be directed to the reinvestment agent by mail at Pathway Capital Opportunity Fund, Inc., P.O. Box 219768, Kansas City, MO 64121-9768 or by telephone at (866) 655-3650.

PWAY has filed the complete form of its distribution reinvestment plan with the SEC as an exhibit to its registration statement. PWAY stockholders may obtain a copy of the plan by request of the plan administrator or by contacting PWAY.

TPIC SHARE REPURCHASE PROGRAM

The following discusses TPIC’s share repurchase program only and does not regard or is intended to discuss the special repurchase offer expected to be made in connection with TPIC stockholder approval of Proposal 4. Following completion of the Merger, FLEX expects to continue its share repurchase program during the time it is conducting the special repurchase offer.

Beginning with the second quarter of 2016, TPIC commenced offers to allow its stockholders to submit their shares of TPIC Common Stock on a quarterly basis for repurchase pursuant to TPIC’s share repurchase program at a price equal to the net offering price in effect as of the date of such repurchase, which will be continued by FLEX in all material respects following completion of the Merger.

Repurchases will be made on such terms as may be determined by FLEX’s board of directors in its complete and absolute discretion unless, in the judgment of the independent directors of FLEX’s board of directors, such repurchases would not be in the best interests of FLEX’s stockholders or would violate applicable law. Under the MGCL, a Maryland corporation may not make a distribution to stockholders, including pursuant to FLEX’s share repurchase program, if, after giving effect to the distribution, (i) the corporation would not be able to pay its indebtedness in the ordinary course or (ii) the corporation’s total assets would be less than its total liabilities plus preferential amounts payable on dissolution with respect to preferred stock. FLEX anticipates conducting such repurchase offers in accordance with the requirements of Rule 13e-4 of the Exchange Act and the 1940 Act. In months in which FLEX repurchase shares, it expects to conduct repurchases on the same date that it holds its closings for the sale of shares in FLEX’s offering.

FLEX’s board of directors also will consider the following factors, among others, in making its determination regarding whether to cause FLEX to offer to repurchase shares and under what terms:

●	The effect of such repurchases on FLEX’s qualification as a RIC (including the consequences of any necessary asset sales);

●	The liquidity of FLEX’s assets (including fees and costs associated with disposing of assets);

●	FLEX’s investment plans and working capital requirements;

●	The relative economies of scale with respect to FLEX’s size;

●	FLEX’s history in repurchasing shares or portions thereof; and

●	The condition of the securities markets.

FLEX currently intends to limit the number of shares to be repurchased during any calendar year to the number of shares it can repurchase with the proceeds it receives from the sale of shares of its common stock under its distribution reinvestment plan. At the discretion of FLEX’s board of directors, FLEX may also use cash on hand, cash available from borrowings and cash from liquidation of securities investments as of the end of the applicable period to repurchase shares. In addition, FLEX does not expect to repurchase shares in any calendar year in excess of 10% of the weighted average number of shares outstanding in the prior calendar year, or 2.5% in each quarter though the actual number of shares that FLEX offers to repurchase may be less in light of the limitations noted above. FLEX’s board of directors reserves the right, in its sole discretion, to limit the number of shares to be repurchased by applying the limitations on the number of shares to be repurchased, noted above. FLEX further anticipates that it will offer to repurchase such shares on each date of repurchase at a price equal to the net offering price on each date of repurchase. If the amount of repurchase requests exceeds the number of shares FLEX seeks to repurchase, FLEX will repurchase shares on a pro-rata basis. As a result, FLEX may repurchase less than the full amount of shares submitted for repurchase. If FLEX does not repurchase the full amount of a stockholders shares that it has requested to be repurchased, or FLEX determines not to make repurchases of shares, a stockholder may not be able to dispose of its shares. Any periodic repurchase offers will be subject in part to FLEX’s available cash and compliance with the 1940 Act.

FLEX’s board of directors will require that FLEX repurchase shares or portions thereof from stockholders pursuant to written tender offer materials only on terms it determines to be fair to FLEX and to all of FLEX’s stockholders. Repurchases of shares by FLEX will be paid in cash. Repurchases will be effective after receipt and acceptance by FLEX of all eligible written submissions of shares from its stockholders. The New Investment Adviser and FLEX’s board of directors and their respective affiliates are prohibited from receiving a fee in any repurchase by FLEX of its shares.

 When FLEX’s board of directors determines that FLEX will offer to repurchase shares, FLEX will furnish tender offer materials to its stockholders describing the terms of repurchase, and containing information stockholders should consider in deciding whether and how to participate in the repurchase opportunity.

Any tender offer presented to stockholders will remain open for a minimum of 20 business days following the commencement of the tender offer. In the materials that FLEX will send to its stockholders, FLEX will include the date that the tender offer will expire. All tenders for repurchase requests must be received prior to the expiration of the tender offer in order to be valid. If there are any material revisions to the tender offer materials (not including the price at which shares may be tendered) sent to stockholders, FLEX will send revised materials reflecting such changes and will extend the tender offer period by a minimum of an additional five business days. If the price at which shares may be tendered is changed, FLEX will extend the tender offer period by a minimum of an additional ten business days.

In order to submit shares to be tendered, stockholders will be required to complete a letter of transmittal, which will be included in the materials sent to stockholders, as well as any other documents required by the letter of transmittal. At any time prior to the expiration of the tender offer, stockholders may withdraw their tenders by submitting a notice of withdrawal to FLEX. If shares have not been accepted for payment by FLEX, tenders may be withdrawn any time prior to 40 business days following the expiration of the tender offer.

FLEX will not repurchase shares, or fractions thereof, if such repurchase will cause FLEX to be in violation of the securities or other laws of the United States, Maryland or any other relevant jurisdiction.

If any of the New Investment Adviser’s affiliates holds shares, any such affiliates may tender shares in connection with any repurchase offer FLEX makes on the same basis as any other stockholder. The New Investment Adviser will not tender its shares, if any, for repurchase as long as the New Investment Adviser remains FLEX’s investment adviser.

FLEX intends to rely on an exemptive order from the SEC to provide relief from Rule 102 of Regulation M under the Exchange Act in connection with FLEX’s share repurchase program. If FLEX modifies any of the material terms of its share repurchase program, including the price at which FLEX would offer to make repurchases, FLEX will reflect such revisions in a supplement to its prospectus.

Stockholders will have the option of placing a transfer on death, or “TOD,” designation on their shares purchased in FLEX’s offering. A TOD designation transfers ownership of stockholders’ shares to their designated beneficiary upon their death. This designation may only be made by individuals, not entities, who are the sole or joint owners with right of survivorship of the shares. However, this option is not available to residents of the states of Louisiana or North Carolina. If a stockholder would like to place a TOD designation on its shares, it must check the TOD box on FLEX’s subscription agreement and must complete and return the transfer on death form available upon request to FLEX in order to effect the designation.

PWAY SHARE REPURCHASE PROGRAM

General

In order to provide limited liquidity to its stockholders, PWAY offers to repurchase its outstanding shares on a quarterly basis. PWAY is an interval fund and, as such, has adopted a fundamental policy to make one repurchase offer in each calendar quarter of each year at a price equal to the NAV per share of no less than 5% and no more than 25% of the shares outstanding. PWAY refers to such repurchase as a “Mandatory Repurchase” because PWAY is required to conduct this repurchase offer unless certain limited circumstances occur. There is no guarantee that PWAY stockholders will be able to sell all of the shares they desire in a Mandatory Repurchase offer because PWAY stockholders, in total, may wish to sell more than the percentage of PWAY’s shares being repurchased. PWAY maintains liquid securities, cash or access to a bank line of credit in amounts sufficient to meet the quarterly redemption offer requirements.

Mandatory Repurchases

PWAY makes one Mandatory Repurchase in each calendar quarter of each year, at a price equal to the NAV per share, of no less than 5% and no more than 25% of shares outstanding, unless such repurchase is suspended or postponed in accordance with regulatory requirements (as discussed below). The offer to repurchase shares is a fundamental policy that may not be changed without the vote of the holders of a majority of PWAY’s outstanding voting securities (as defined in the 1940 Act). PWAY stockholders are notified in writing of each Mandatory Repurchase and the date the repurchase offer ends (the “Mandatory Repurchase Request Deadline”). Shares are repurchased at the NAV per share determined as of the close of regular trading on the NYSE no later than the 14th day after the Mandatory Repurchase Request Deadline, or the next business day if the 14th day is not a business day (each a “Mandatory Repurchase Pricing Date”).

Stockholders are notified in writing about each Mandatory Repurchase offer, how they may request that PWAY repurchase their shares and the Mandatory Repurchase Request Deadline, which is the date the repurchase offer ends. Shares tendered for repurchase by stockholders prior to any Repurchase Request Deadline are repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline. The time between the notification to stockholders and the Repurchase Request Deadline is generally 30 days, but may vary from no more than 42 days to no less than 21 days. Payment pursuant to the repurchase are made by checks to the stockholder’s address of record, or credited directly to a predetermined bank account on the Purchase Payment Date, which will be no more than seven days after the Mandatory Repurchase Pricing Date. The PWAY board of directors may establish other policies for repurchases of shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

Determination of Mandatory Repurchase Offer Amount

The PWAY board of directors, in its sole discretion, determines the number of shares that PWAY offers to repurchase (the “Mandatory Repurchase Offer Amount”) for a given Mandatory Repurchase Request Deadline. The Mandatory Repurchase Offer Amount is no less than 5% and no more than 25% of the total number of shares outstanding on the Mandatory Repurchase Request Deadline. However, investors should not rely on Mandatory Repurchases being made in amounts in excess of 5% of PWAY’s assets.

If PWAY stockholders tender for repurchase more than the Mandatory Repurchase Offer Amount for a given Mandatory Repurchase, PWAY repurchases the shares on a pro rata basis. However, PWAY may accept all shares tendered for Mandatory Repurchase by PWAY stockholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered. In addition, PWAY accepts the total number of shares tendered in connection with required minimum distributions from an IRA or other qualified retirement plan. It is PWAY stockholders’ obligation to both notify and provide PWAY supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan.

Notice to Stockholders

Approximately 30 days (but no less than 21 days and more than 42 days) before each Mandatory Repurchase Request Deadline, PWAY sends to each PWAY stockholder of record and to each beneficial owner of the shares that are the subject of the repurchase offer a notification (“Stockholder Notification”). The Stockholder Notification contains information stockholders should consider in deciding whether or not to tender their shares for Mandatory Repurchase. The notice also includes detailed instructions on how to tender shares for the Mandatory Repurchase, states the Mandatory Repurchase Offer Amount and identifies the dates of the Mandatory Repurchase Request Deadline, the scheduled Mandatory Repurchase Pricing Date, and the date the repurchase proceeds are scheduled for payment (the “Mandatory Repurchase Payment Deadline”). The notice also sets forth the NAV that has been computed no more than seven days before the date of notification, and how PWAY stockholders may ascertain the NAV after the notification date.

Repurchase Price

The repurchase price of the shares is the NAV as of the close of regular trading on the NYSE on the Mandatory Repurchase Pricing Date. PWAY stockholders can call 888-655-3650 to learn the NAV each of the five days before the Mandatory Repurchase Pricing Date. The notice of the repurchase offer also provides information concerning the NAV, such as the NAV as of a recent date or a sampling of recent NAVs, and a toll-free number for information regarding the Mandatory Repurchase.

Repurchase Amounts and Payment of Proceeds

Shares tendered for Mandatory Repurchase by PWAY stockholders prior to any Mandatory Repurchase Request Deadline are repurchased subject to the aggregate Mandatory Repurchase Offer Amount established for that Mandatory Repurchase Request Deadline. Payment pursuant to the Mandatory Repurchase is made by check to the stockholder’s address of record, or credited directly to a predetermined bank account on the Purchase Payment Date, which will be no more than seven days after the Mandatory Repurchase Pricing Date. The PWAY board of directors may establish other policies for repurchases of shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

If PWAY stockholders tender for repurchase more than the Mandatory Repurchase Offer Amount for a given Mandatory Repurchase, PWAY may, but is not required to, repurchase an additional amount of shares not to exceed 2.0% of the outstanding shares of PWAY on the Mandatory Repurchase Request Deadline. If PWAY determines not to repurchase more than the Mandatory Repurchase Offer Amount, or if PWAY stockholders tender shares in an amount exceeding the Mandatory Repurchase Offer Amount plus 2.0% of the outstanding shares on the Mandatory Repurchase Request Deadline, PWAY repurchases the shares on a pro rata basis. However, PWAY may accept all shares tendered for repurchase by stockholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered.

Suspension or Postponement of Mandatory Repurchase

PWAY may suspend or postpone a Mandatory Repurchase only: (a) if making or effecting the Mandatory Repurchase would cause PWAY to lose its status as a RIC under the Code; (b) for any period during which the NYSE or any market on which the securities owned by PWAY are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by PWAY of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for PWAY fairly to determine the value of its net assets; or (d) for such other periods as the SEC may by order permit for the protection of stockholders of PWAY.

Liquidity Requirements

PWAY must maintain liquid assets equal to the Mandatory Repurchase Offer Amount from the time that the notice is sent to its stockholders until the Mandatory Repurchase Pricing Date. PWAY ensures that a percentage of its net assets equal to at least 100% of the Mandatory Repurchase Offer Amount consists of assets that can be sold or disposed of in the ordinary course of business at approximately the price at which PWAY has valued the investment within the time period between the Mandatory Repurchase Request Deadline and the Mandatory Repurchase Payment Deadline. The PWAY board of directors has adopted procedures that are reasonably designed to ensure that PWAY’s assets are sufficiently liquid so that PWAY can comply with the Mandatory Repurchase and the liquidity requirements described in the previous paragraph. If, at any time, PWAY falls out of compliance with these liquidity requirements, the PWAY board of directors will take whatever action it deems appropriate to ensure compliance.

Consequences of Mandatory Repurchases

Mandatory Repurchases are typically funded from available cash or access to a bank line of credit in amounts sufficient to meet the quarterly redemption offer requirements. Payment for repurchased shares, however, may require PWAY to liquidate portfolio holdings earlier than the PWAY Investment Adviser otherwise would, thus increasing PWAY’s portfolio turnover and potentially causing PWAY to realize losses. The PWAY Investment Adviser will take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of shares. If PWAY borrows to finance repurchases, interest on that borrowing will negatively affect its stockholders who do not tender their shares in a Mandatory Repurchase by increasing PWAY’s expenses and reducing any net investment income. To the extent PWAY finances repurchase amounts by selling its investments, PWAY may hold a larger proportion of its assets in less liquid securities. The sale of portfolio securities to fund Mandatory Repurchases also could reduce the market price of those underlying securities, which in turn would reduce PWAY’s NAV. In addition, PWAY may sell portfolio securities at an inopportune time and may suffer losses or unexpected tax liabilities.

Repurchase of PWAY’s shares tend to reduce the amount of its outstanding shares and, depending upon PWAY’s investment performance, its net assets. A reduction in PWAY’s net assets would increase PWAY’s expense ratio, to the extent that additional shares are not sold and expenses otherwise remain the same (or increase). In addition, the repurchase of shares by PWAY will be a taxable event to its stockholders.

PWAY is intended as a long-term investment. The Mandatory Repurchase is the only means of liquidity through which PWAY stockholders have a right to redeem their shares, subject to a limited number of extenuating circumstances. PWAY stockholders have no rights to redeem or transfer their shares, other than limited rights of a stockholder’s descendants to redeem shares in the event of such stockholder’s death pursuant to certain conditions and restrictions. The shares PWAY Common Stock are not traded on a national securities exchange and no secondary market exists for the shares, nor does PWAY expect a secondary market for its shares to exist in the future.

COMPARISON OF MATERIAL DIFFERENCES OF STOCKHOLDER RIGHTS

The following is a summary of the material differences between the rights of TPIC and PWAY stockholders.

The following discussion is not intended to be complete and is qualified by reference to the charter and bylaws of TPIC and PWAY and Maryland law. These documents are incorporated by reference in this joint proxy statement and prospectus and will be sent to stockholders of PWAY upon request. See “Where You Can Find More Information.”

	Rights of TPIC Stockholders	Rights of PWAY Stockholders
Authorized Stock	TPIC is authorized to issue 100,000,000 shares of stock, consisting of 37,500,000 shares of Class A Common Stock, 37,500,000 shares of Class T Common Stock and 25,000,000 shares of preferred stock.	PWAY is authorized to issue 200,000,000 shares of stock, consisting of 70,000,000 shares of Class A Common Stock, 40,000,000 shares of Class C Common Stock, 40,000,000 shares of Class I Common Stock and 50,000,000 shares of Class L Common Stock.
Number of Directors	TPIC’s charter provides that the number of directors shall be five, which number may be increased or decreased by the board of directors in accordance with the TPIC bylaws. TPIC’s charter further provides that the size of its board of directors shall not be less than three, except for a period of up to 60 days after the death, removal or resignation of a director pending the election of such director’s successor. The TPIC bylaws provide that a majority of TPIC’s entire board of directors may at any time increase or decrease the number of directors. However, unless the TPIC bylaws are amended, the number of directors may never be more than 11.	PWAY’s charter provides that the number of directors shall be five, which number may be increased or decreased by the board of directors in accordance with the PWAY bylaws. The PWAY bylaws provide that a majority of PWAY’s entire board of directors may at any time increase or decrease the number of directors. However, unless the PWAY bylaws are amended, the number of directors may never be fewer than three nor more than eight.
Removal of Directors	Under Maryland law, directors of TPIC may be removed by the stockholders with or without cause by a vote of the majority of all votes entitled to be cast in the election of directors.	PWAY’s charter provides that a director may be removed only for cause, as defined in its charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.
Vacancies	TPIC has elected to be subject to the provision of Subtitle 8 of Title 3 of the MGCL regarding the filling of vacancies on the board of directors. Accordingly, except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and	Any vacancy for any cause other than by reason of an increase in the number of directors may be filled by a majority of the remaining members of the board of directors, even if such majority is less than a quorum. Any vacancy occurring by reason of an increase in the number of

	all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.	directors may be filled by a majority vote of the entire board of directors. A director elected by the board of directors to fill a vacancy will serve until the next annual meeting of stockholders and until his successor is elected and qualified. Pursuant to Subtitle 8 of Title 3 of the MGCL, PWAY’s board of directors may elect for PWAY to be subject, notwithstanding any contrary provision in its charter or bylaws, to a requirement that any vacancy be filled only by the remaining directors and for the remainder of the full term of the class of directors in which the vacancy occurred.
Stockholder Proposals	The TPIC bylaws provide that with respect to an annual meeting of stockholders, the proposal of business to be considered by stockholders may be made only (1) pursuant to TPIC’s notice of the meeting, (2) by or at the direction of the board of directors or (3) by a stockholder who was a stockholder of record at the time of provision of notice and at the time of the meeting, who is entitled to vote at the meeting and who has complied with the advance notice procedures of the TPIC bylaws. To be timely, such notice must be delivered to the secretary at TPIC’s principal executive office not earlier than the 120th day nor later than the close of business on the 90th day prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting, unless the date of the mailing of notice is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s mailing of notice, in which case, such notice must be so delivered not earlier than the 120th day prior to the mailing of notice for such annual meeting and not later than the close of business on the later of the 90th day prior to the date of the mailing of notice for such annual meeting, or the tenth day following the day on which public announcement of the date of mailing of the notice for such meeting is first made. With respect to special meetings of stockholders, only the	The PWAY bylaws provide that with respect to an annual meeting of stockholders, the proposal of business to be considered by stockholders may be made only (1) pursuant to PWAY’s notice of the meeting, (2) by or at the direction of the board of directors or (3) by a stockholder who was a stockholder of record at the time of provision of notice and at the time of the meeting, who is entitled to vote at the meeting and who has complied with the advance notice procedures of the PWAY bylaws. To be timely, such notice must be delivered to the secretary at PWAY’s principal executive office not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting, unless the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, in which case, such notice must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of the annual meeting, or the tenth day following the day on which public announcement of date of such meeting is first made. With respect to special meetings of stockholders, only the business specified in PWAY’s notice of the meeting may be

	business specified in TPIC’s notice of the meeting may be brought before the meeting.	brought before the meeting.
Director Nominations	The TPIC bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors may be made only (1) pursuant to TPIC’s notice of the meeting, (2) by or at the direction of the board of directors or (3) by a stockholder who was a stockholder of record at the time of provision of notice and at the time of the meeting, who is entitled to vote at the meeting and who has complied with the advance notice procedures of the TPIC bylaws. To be timely, such notice must be delivered to the secretary at TPIC’s principal executive office not earlier than the 120th day nor later than the close of business on the 90th day prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting, unless the date of the mailing of notice is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s mailing of notice, in which case, such notice must be so delivered not earlier than the 120th day prior to the mailing of notice for such annual meeting and not later than on the later of the close of business on the 90th day prior to the date of the mailing of notice for such annual meeting, or the tenth day following the day on which public announcement of the date of mailing of the notice for such meeting is first made. Nominations of persons for election to the board of directors at a special meeting of stockholders at which directors are to be elected may be made only (1) pursuant to TPIC’s notice of the meeting, (2) by or at the direction of the board of directors or (3) provided that the board of directors has determined that directors shall be elected at such special meeting for the purposes of electing directors, by a stockholder who was a stockholder of record at the time of provision of notice and at the time of the meeting, who is entitled to vote at the	The PWAY bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors may be made only (1) pursuant to PWAY’s notice of the meeting, (2) by or at the direction of the board of directors or (3) by a stockholder who was a stockholder of record at the time of provision of notice and at the time of the meeting, who is entitled to vote at the meeting and who has complied with the advance notice procedures of the PWAY bylaws. To be timely, such notice must be delivered to the secretary at PWAY’s principal executive office not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting, unless the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, in which case, such notice must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of the annual meeting, or the tenth day following the day on which public announcement of date of such meeting is first made. Nominations of persons for election to the board of directors at a special meeting of stockholders may be made only (1) by or at the direction of the board of directors or (2) provided that the special meeting has been called in accordance with the PWAY bylaws for the purposes of electing directors, by a stockholder who was a stockholder of record at the time of provision of notice and at the time of the meeting, who is entitled to vote at the meeting and who has complied with the advance notice provisions of the PWAY bylaws. To be timely, such notice must be delivered to the secretary at PWAY’s

	meeting and who has complied with the advance notice provisions of the TPIC bylaws. To be timely, such notice must be delivered to the secretary at TPIC’s principal executive office not earlier than the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the board of directors to be elected at such meeting.	principal executive office not earlier than the 120th day prior to such special meeting and not later than 5:00 p.m., Eastern Time, on the later of the 90th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the board of directors to be elected at such meeting.
Amendment of Charter

TPIC’s charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of all the votes entitled to be cast on the matter. TPIC’s charter also provides that any proposal for its conversion, whether by merger or otherwise, from a closed-end company to an open-end company, any proposal for its dissolution, or amendment to charter provisions relating to extraordinary actions, rights of objecting stockholders or charter amendments, requires the approval of the stockholders entitled to cast at least two-thirds of the votes entitled to be cast on such matter.

The board of directors may amend the TPIC charter without stockholder approval to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series.

PWAY’s charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. PWAY’s charter also provides that certain charter amendments, any proposal for its conversion, whether by merger or otherwise, from a closed-end company to an open-end company, any proposal for its liquidation or dissolution, certain extraordinary transactions and certain change of control transactions, requires the approval of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least two-thirds of PWAY’s continuing directors, as defined in PWAY’s charter (in addition to approval by PWAY’s board of directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter.

The board of directors may amend the PWAY charter without stockholder approval to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series.

Amendment of Bylaws	TPIC’s bylaws provide that the board of directors has the power to adopt, alter or repeal any provision of the TPIC bylaws and to make new bylaws.	PWAY’s charter and the PWAY bylaws provide that the board of directors has the exclusive power to adopt, alter or repeal any provision of the PWAY bylaws and to make new bylaws.

Liquidation/Dissolution	TPIC’s charter provides that any dissolution requires the approval of the stockholders entitled to cast at least two-thirds of the votes entitled to be cast on such matter.	PWAY’s charter provides that any liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least two-thirds of PWAY’s continuing directors (in addition to approval by PWAY’s board of directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter.
Business Combinations with Interested Stockholders

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

	● any person who beneficially owns 10% or more of the voting power of the corporation’s shares; or	● any person who beneficially owns 10% or more of the voting power of the corporation’s shares; or
	● an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.	● an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.
	A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which he or she otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board of directors. After the five-year prohibition, any business combination between the corporation and an interested stockholder generally must be	A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which he or she otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board of directors. After the five-year prohibition, any business combination between the corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

●     80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

●     two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder.

TPIC’s board of directors has adopted a resolution that any business combination between TPIC and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of TPIC and increase the difficulty of consummating any offer.

recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

●     80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

●     two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder.

The Business Combination Act does not apply to a registered closed-end investment company, such as PWAY, unless the board of directors adopts a resolution to be subject to the Act. PWAY’s board of directors has not adopted such a resolution and PWAY’s board of directors will adopt resolutions so as to make PWAY subject to the provisions of the Business Combination Act only if PWAY’s board of directors determines that it would be in PWAY’s best interests and if the SEC staff does not object to PWAY’s determination that PWAY being subject to the Business Combination Act does not conflict with the 1940 Act.

Rights of Dissenting Stockholders	As permitted by the MGCL, TPIC’s charter provides that stockholders will not be entitled to exercise rights of dissenting	The PWAY charter provides that stockholders will not be entitled to exercise rights of dissenting unless a

	stockholders, except as may be provided by the board of directors in setting the terms of preferred stock and in connection with control share acquisitions.	majority of the board of directors determines that such rights will apply, with respect to all or any classes or series of stock, to one or more transactions occurring after the date of such determination in connection with which stockholders would otherwise be entitled to exercise rights of dissenting stockholders.
Voting Rights

TPIC’s charter provides that each share of TPIC Common Stock shall entitle the holder thereof to one vote. The board of directors may reclassify any unissued shares of TPIC Common Stock from time to time into one or more classes or series of stock.

TPIC’s charter provides that the stockholders may, subject to mandatory provisions of applicable law, upon the affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast on the matter, voting together as a single class:

●     Amend the charter; or

●     Remove TPIC’s investment adviser and elect a new investment adviser.

Without the approval of stockholders entitled to cast a majority of all the votes, voting together as a single class, entitled to be cast on the matter, TPIC may not permit its investment adviser to:

●     Amend the charter; or

●     Except as permitted by TPIC’s charter, permit TPIC’s investment adviser to voluntarily withdraw as the Investment Adviser unless such withdrawal would not affect TPIC’s tax status and would not materially adversely affect TPIC’s stockholders;

●     Appoint a new investment adviser;

●     Unless otherwise permitted by law, sell all or substantially all of TPIC’s assets; and

●     Unless otherwise permitted by law, approve a merger, or other

PWAY’s charter provides that each share of PWAY Common Stock shall entitle the holder thereof to one vote. The board of directors may reclassify any unissued shares of PWAY Common Stock from time to time into one or more classes or series of stock.

reorganization.
Stockholders’ Meetings and Required Notice

Annual Meetings. An annual meeting of the stockholders for the election of directors and the transaction of any business within the powers of TPIC is held on the date and at the time set by the board of directors.

Special Meetings. The chairman of the board, the chief executive officer, the president or the board of directors may call a special meeting of the stockholders. Subject to certain conditions, a special meeting of stockholders shall also be called by the secretary to act on any matter that may properly be considered at a meeting of stockholders upon the written request of stockholders entitled to cast not less than 10% of all the votes entitled to be cast at such meeting.

Notice. Not less than 10 nor more than 90 days before each meeting of stockholders, the secretary will give to each stockholder entitled to vote at such meeting or entitled to notice thereof, notice in writing or by electronic transmission stating the time and place of the meeting and, in the case of a special meeting or as otherwise may be required by any law, the purpose for which the meeting is called, by (1) presenting it to such stockholder personally, (2) mail, (3) overnight delivery service, (4) by electronic mail or any other electronic means or (5) any other means permitted by Maryland law.

Annual Meetings. If PWAY is required to hold an annual meeting of the stockholders pursuant to the 1940 Act, such annual meeting of stockholders for the election of directors and the transaction of any business within the powers of PWAY is held on the date and at the time set by the board of directors.

Special Meetings. The chairman of the board, the chief executive officer, the president or the board of directors may call a special meeting of the stockholders. Subject to certain conditions, a special meeting of stockholders shall also be called by the secretary to act on any matter that may properly be considered at a meeting of stockholders upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Notice. Not less than 10 nor more than 90 days before each meeting of stockholders, the secretary will give to each stockholder entitled to vote at such meeting or entitled to notice thereof, notice in writing or by electronic transmission stating the time and place of the meeting and, in the case of a special meeting or as otherwise may be required by any law, the purpose for which the meeting is called, by (1) mail, (2) presenting it to such stockholder personally, (3) leaving it at the stockholder’s residence or usual place of business, (4) by electronic transmission or (5) any other means permitted by Maryland law.

Quorum for Meeting of Stockholders	TPIC’s charter and the TPIC bylaws provide that the presence in person or by proxy of the holders of shares of stock of TPIC entitled to cast one-third of the votes entitled to be cast (without regard to class) constitutes a quorum at any meeting of the stockholders, except with respect to any such matter that, under applicable law, requires approval by a separate vote of one or more classes of stock, in which case the presence in person or by proxy of the holders of	PWAY’s charter and the PWAY bylaws provide that the presence in person or by proxy of the holders of shares of stock of PWAY entitled to cast one-third of the votes entitled to be cast (without regard to class) constitutes a quorum at any meeting of the stockholders, except with respect to any such matter that, under applicable law, requires approval by a separate vote of one or more classes of stock, in which case the presence in person or by proxy of the holders of

	shares entitled to cast one-third of the votes entitled to be cast by each such class on such a matter constitutes a quorum.	shares entitled to cast a majority of the votes entitled to be cast by each such class on such a matter constitutes a quorum.
Special Meetings of the Board of Directors	The TPIC bylaws provide that special meetings of the board of directors may be called by or at the request of the chairman of the board, the chief executive officer, the president or a majority of the directors then in office. The person or persons authorized to call special meetings of the board of directors may fix any place as the place for holding any special meeting of the board of directors called by them. The board of directors may provide, by resolution, the time and place for the holding of special meetings of the board of directors without notice other than such resolution.	The PWAY bylaws provide that special meetings of the board of directors may be called by or at the request of the chairman of the board, the chief executive officer, the president, a majority of the independent directors, or a majority of the directors then in office. The person or persons authorized to call special meetings of the board of directors may fix any place as the place for holding any special meeting of the board of directors called by them. The board of directors may provide, by resolution, the time and place for the holding of special meetings of the board of directors without notice other than such resolution.
Classification of Directors	TPIC does not have a classified board of directors. TPIC’s directors are elected by the stockholders at each annual meeting. Each director holds office for a one-year term ending at the next annual meeting of stockholders and until such director’s successor has been duly elected and qualified.	PWAY does not have a classified board of directors. Each director holds office until such director’s successor has been duly elected and qualified.
Limitation of Personal Liability of Directors	Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. TPIC’s charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.	Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. PWAY’s charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.
Indemnification of Officers and Directors	TPIC’s charter and the TPIC bylaws together require TPIC, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940	PWAY’s charter and the PWAY bylaws together require PWAY, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940

Act, to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, (i) any present or former director or officer, (ii) any individual who, while a director or officer and at TPIC’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan, or any other enterprise as a director, officer, partner or trustee, or (iii) its investment adviser from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity.

In addition, in order to comply with the NASAA Omnibus Guidelines, until such time as TPIC may list its shares on a national securities exchange the following limitations on indemnification shall apply:

1.     TPIC shall not provide for indemnification of an any party entitled to indemnification unless all of the following conditions are met:

a.     TPIC has determined, in good faith, that the course of conduct that caused the loss or liability was in TPIC’s best interests;

b.     TPIC has determined, in good faith, that the party seeking indemnification was acting on behalf of or performing services for TPIC;

c.     TPIC has determined, in good faith, that such liability or loss was not the result of (A) negligence or misconduct, in the case that the party is the TPIC Investment Adviser, an affiliate of the TPIC Investment Adviser or TPIC officer, or (B) gross negligence or willful misconduct in the case that the party is a director (and not also

Act, to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, any present or former director or officer or any individual who, while a director or officer and at PWAY’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan, or any other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity.

a TPIC officer, the TPIC Investment Adviser, or an affiliate of the TPIC Investment Adviser); or

d.     Such indemnification or agreement to hold harmless is recoverable only out of assets and not from TPIC’s stockholders.

2.    TPIC shall not provide indemnification for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by any person seeking indemnification unless one or more of the following conditions are met:

a.     there has been a successful adjudication on the merits of each count involving the alleged material securities law violations;

b.     such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction; or

c.     a court of competent jurisdiction approves a settlement of the claims, and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the SEC and of the published position of any state securities regulatory authority in which securities were offered or sold as to indemnification for violations of securities laws.

Access to Books and Records

Under Maryland law, any stockholder has the right to inspect the following corporate records: (i) bylaws; (ii) minutes of the proceedings of stockholders; (iii) an annual statement of affairs; (iv) any voting trust agreements; and (v) a statement showing all stock and securities

Under Maryland law, any stockholder has the right to inspect the following corporate records: (i) bylaws; (ii) minutes of the proceedings of stockholders; (iii) an annual statement of affairs; (iv) any voting trust agreements; and (v) a statement showing all stock and securities issued by the corporation over a specified period of time not to exceed 12 months. In addition, one or more persons that together have held at least 5% of the outstanding stock of any class for at least six months, has the right to inspect the corporation’s books of account and its stock ledger, and may request a verified list of stockholders.

The TPIC Bylaws provide that, subject to certain limitations and requirements set forth therein, an alphabetical list of the names, addresses and telephone numbers of the TPIC stockholders, along with the number of shares of stock held by each of them, shall be available for inspection by any TPIC stockholder or such stockholder’s designated agent at the principal office of TPIC upon the request of such stockholder, and that a copy of the stockholder list shall be mailed to any TPIC stockholder so requesting within ten days of receipt by TPIC of the request.

issued by the corporation over a specified period of time not to exceed 12 months. In addition, one or more persons that together have held at least 5% of the outstanding stock of any class for at least six months, has the right to inspect the corporation’s books of account and its stock ledger, and may request a verified list of stockholders.
Roll-Up Transactions

The TPIC charter contains provisions with respect to roll-up transactions, which refers to a transaction involving the acquisition, merger, conversion or consolidation, either directly or indirectly, of TPIC and the issuance of securities of the surviving entity to the holders of TPIC Common Stock, except in a transaction where the securities of the successor have been listed for at least 12 months and except for certain purely structural reorganizations. In connection with any proposed roll-up transaction, an appraisal of all of TPIC’s assets must be obtained from a competent independent appraiser. The person sponsoring the proposed roll-up transaction must offer to the holders of TPIC Common Stock who vote against the proposed roll-up transaction the choice of:

●     accepting the securities of the surviving entity of a roll-up transaction; or

●     one of the following:

○  remaining as a TPIC stockholder and preserving

The PWAY charter does not contain provisions relating to a roll-up transaction.

their interests therein on the same terms and conditions as existed previously, or

○  receiving cash in an amount equal to such stockholder’s pro rata share of the appraised value of TPIC’s net assets.

TPIC is prohibited from participating in any proposed roll-up transaction:

●     that would result in the holders of TPIC Common Stock having voting rights in the surviving entity of the roll-up transaction that are less than the rights provided for in the TPIC charter

●     that includes provisions that would operate as a material impediment to, or the frustration of, the accumulation of TPIC Common Stock by any purchaser of the securities of the surviving entity of the roll-up transaction (except to the maximum extent necessary to preserve the tax status of the surviving entity), or that would limit the ability of an investor to exercise the voting rights of its securities of the surviving entity on the basis of the number of shares of TPIC capital stock held by that investor;

●     in which investor’s rights to access records of the surviving entity of the roll-up transaction will be less than those described in the TPIC charter; or

●     in which any of the costs of the roll-up transaction would be borne by TPIC if the roll-up transaction is rejected by the holders of TPIC Common Stock.

Transactions with Affiliates	The TPIC charter contains certain requirements and limitations with respect to transactions between TPIC, its investment adviser and any affiliate thereof, and its directors and officers, including, without limitation, (i) sales,	The PWAY charter does not address transactions with affiliates.

leases or purchases of assets, (ii) certain loans to the investment adviser, (iii) certain commissions or other fees paid to investment adviser and (iv) certain other transactions with the investment adviser, directors or officers, all as set forth in the TPIC charter.
Tender Offers	The TPIC charter and the TPIC bylaws do not contain any provisions regulating tender offers.	The PWAY charter provides that if any person makes a tender offer, including, without limitation, a “mini-tender offer,” such person must comply with all of the provisions set forth in Regulation 14D of the Exchange Act that would be applicable if the tender offer was for more than five percent of the outstanding shares PWAY Common Stock, provided that such documents are not required to be filed with the SEC. In addition, any such person must provide notice to PWAY at least 10 business days prior to initiating any such tender offer. If any person initiates a tender offer without complying with the provisions described above, PWAY, in its sole discretion, shall have the right to redeem such non-compliant person’s shares of PWAY Common Stock and any shares acquired in such tender offer at a price determined in accordance with the applicable provisions of the PWAY charter. In addition, the PWAY charter provides that any person who makes a non-compliant tender offer shall be responsible for all expenses incurred by PWAY in connection with the enforcement of the provisions of the PWAY charter relating to tender offers. In addition, PWAY may seek injunctive relief, including, without limitation, a temporary or permanent restraining order in connection with any non-compliant tender offer. The PWAY charter provides that the provisions thereof relating to tender offers shall be of no force or effect with respect to any shares that are then listed on a national securities exchange.
Distributions	The TPIC charter requires the TPIC Board to endeavor to authorize such dividends (i) that are required to qualify as a “Regulated Investment Company”	The PWAY charter does not restrict the PWAY board’s ability to authorize or declare dividends.

under the Internal Revenue Code and the 1940 Act and (ii) to the extent the TPIC board of directors deems it unnecessary to retain funds received by TPIC. The TPIC Charter prohibits distributions in kind, except for distributions of readily marketable securities, distributions of beneficial interests in a liquidating trust established for the dissolution of TPIC and the liquidation of its assets in accordance with the terms of the TPIC charter or distributions in which: (i) the TPIC board of directors advises each TPIC stockholder of the risks associated with direct ownership of the property; (ii) the TPIC board of directors offers each TPIC stockholder the election of receiving such in-kind distributions, and (iii) in-kind distributions are made only to those TPIC stockholders that accept such offer.
Suitability of Stockholders	The TPIC charter provides that, in certain offerings, prospective stockholders must represent to TPIC that it meets any suitability standards required by the guidelines published by NASAA applicable to TPIC, as such standards may be amended from time to time, such as that prospective stockholders must have: (i) a gross annual income of at least $70,000 and a net worth of at least $70,000; or (ii) a net worth of at least $250,000, in each case excluding home, furnishings and personal automobiles from the calculation of net worth.	The PWAY charter and the PWAY bylaws do not include provisions regarding suitability of stockholders.
Investment Adviser	The TPIC charter contains (i) limitations on the investment adviser’s conduct and (ii) requirements regarding the content of any investment management agreement with the advisory, including requiring the agreement to be terminable by either (a) a majority of TPIC’s independent directors on 60 days’ written notice or (b) the advisor on 120 days’ written notice, in either case without cause or penalty and contains other provisions regarding supervision of the advisor.	The PWAY charter does not address the investment advisory or any investment management agreement.
NASAA REIT Guidelines	The TPIC charter includes certain provisions (some of which are described in this chart) required by the NASAA REIT Guidelines.	The PWAY charter does not include provisions based upon the NASAA REIT Guidelines.

REGULATION OF TPIC

TPIC has elected to be regulated as a BDC under the 1940 Act and will continue to be regulated as a BDC under the 1940 Act following completion of the Merger. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates, principal underwriters and affiliates of those affiliates or underwriters. The 1940 Act requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that TPIC may not change the nature of TPIC’s business so as to cease to be, or to withdraw TPIC’s election as, a BDC unless approved by a majority of TPIC’s outstanding voting securities.

The 1940 Act defines “a majority of the outstanding voting securities” as the lesser of (i) 67% or more of the voting securities present at a meeting if the holders of more than 50% of TPIC’s outstanding voting securities are present or represented by proxy or (ii) 50% of TPIC’s voting securities.

TPIC will generally not be able to issue and sell any shares of its common stock at a price below net asset value per share. See “Risk Factors—Risks Relating to BDCs.” TPIC may, however, sell TPIC’s common stock, or warrants, options or rights to acquire TPIC’s common stock, at a price below the then-current net asset value per share of TPIC’s common stock if TPIC’s board of directors determines that such sale is in TPIC’s best interests and TPIC’s stockholders approve such sale. In addition, TPIC may generally issue new shares of its common stock at a price below net asset value per share in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.

TPIC may invest 100% of its assets in securities or obligations acquired directly from issuers in privately-negotiated transactions. With respect such securities, TPIC may, for the purpose of public resale, be deemed an “underwriter” for purposes of the Securities Act. TPIC may acquire warrants to purchase common stock of TPIC’s portfolio companies in connection with acquisition financings or other investments and TPIC may acquire rights to require TPIC’s portfolio companies to repurchase the securities TPIC acquire from them in certain circumstances. TPIC do not intend to acquire securities issued by any investment company that exceeds the limits imposed by the 1940 Act. Under these limits, except for registered money market funds, TPIC generally cannot acquire more than 3% of the voting stock of any investment company, invest more than 5% of the value of TPIC’s total assets in the securities or obligations of one investment company or invest more than 10% of TPIC’s total assets in the securities or obligations of more than one investment company. None of TPIC’s investment policies are fundamental and may be changed without stockholder approval.

On February 10, 2014, PWAY received an exemptive order from the SEC that gave it the ability to negotiate terms other than price and quantity of co-investment transactions with other funds (including TPIC) managed by the PWAY Investment Adviser or certain affiliates, including Prospect Capital Corporation and Priority Income Fund, and which includes the New Investment Adviser, subject to the conditions included therein.  Under the terms of the Order, which will permit TPIC to co-invest with other funds managed by the New Investment Adviser or its affiliates, a majority of TPIC’s independent directors who have no financial interest in the transaction must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to TPIC and its stockholders and do not involve overreaching of TPIC or its stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of TPIC’s stockholders and is consistent with TPIC’s investment objective and strategies. The Order also imposes reporting and record keeping requirements and limitations on transactional fees. In certain situations where co-investment with one or more funds managed by the New Investment Adviser or its affiliates is not covered by the Order, such as when there is an opportunity to invest in different securities of the same issuer, the personnel of the New Investment Adviser or its affiliates will need to decide which client will proceed with the investment. Such personnel will make these determinations based on policies and procedures, which are designed to reasonably ensure that investment opportunities are allocated fairly and equitably among affiliated funds over time and in a manner that is consistent with applicable laws, rules and regulations. Moreover, except in certain circumstances, when relying on the Order, TPIC will be unable to invest in any issuer in which one or more funds managed by the New Investment Adviser or its affiliates has previously invested.

Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as “qualifying assets,” unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to TPIC’s business are the following:

1.	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

a.	is organized under the laws of, and has its principal place of business in, the United States;

b.	is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

c.	satisfies any of the following:

i.	does not have any class of securities that is traded on a national securities exchange;

ii.	has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;

iii.	is controlled by a BDC or a group of companies including a BDC and the BDC has an affiliated person who is a director of the eligible portfolio company; or

iv.	is a small and solvent company having total assets of not more than $4.0 million and capital and surplus of not less than $2.0 million.

2.	Securities of any eligible portfolio company that TPIC control.

3.	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

4.	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and TPIC already own 60% of the outstanding equity of the eligible portfolio company.

5.	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

6.	Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

In addition, a BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

Managerial Assistance

In order to count portfolio securities as qualifying assets for the purpose of the 70% test, TPIC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where TPIC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a company.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, TPIC’s investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which TPIC refers to, collectively, as temporary investments, so that 70% of its assets are qualifying assets. Typically, TPIC will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of TPIC’s assets that may be invested in such repurchase agreements. However, if more than 25% of TPIC’s total assets constitute repurchase agreements from a single counterparty, TPIC would not meet the Diversification Tests in order to qualify as a RIC for U.S. federal income tax purposes. Thus, TPIC does not intend to enter into repurchase agreements with a single counterparty in excess of this limit. TPIC’s investment adviser will monitor the creditworthiness of the counterparties with which TPIC enter into repurchase agreement transactions.

Senior Securities

TPIC is permitted, under specified conditions, to issue multiple classes of debt and one class of stock senior to TPIC’s Class A common stock if TPIC’s asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. However, recent legislation has modified the 1940 Act by allowing a BDC to increase the maximum amount of leverage it may incur from an asset coverage ratio of 200% to an asset coverage ratio of 150%, if certain requirements are met. Under the legislation, TPIC is allowed to increase TPIC’s leverage capacity if stockholders representing at least a majority of the votes cast, when quorum is met, approve a proposal to do so. If TPIC receives stockholder approval, TPIC would be allowed to immediately increase TPIC’s leverage capacity on the first day after such approval. As a condition to this leverage increase, TPIC would be required to make certain disclosures on TPIC’s website and in SEC filings regarding, among other things, the receipt of approval to increase TPIC’s leverage, TPIC’s leverage capacity and usage, and risks related to leverage. As a non-traded BDC, TPIC would also be required to offer to repurchase TPIC’s outstanding shares at the rate of 25% per quarter over four calendar quarters.

At a meeting held on April 18, 2018, TPIC’s board of directors, including a “required majority” (as defined in Section 57(o) of the 1940 Act) approved the application of the modified asset coverage requirements from 200% asset coverage to 150% asset coverage. As a result, and subject to certain additional disclosure requirements as well as the repurchase obligations, both as described above, the 150% minimum asset coverage ratio will apply to TPIC effective as of April 18, 2019. If Proposal 4 is approved by TPIC’s stockholders, TPIC would have the ability to increase the amount of leverage it could incur effective the day after stockholder approval is received.

In addition, while any senior securities remain outstanding, TPIC must make provisions to prohibit any distribution to TPIC’s stockholders or the repurchase of such securities or shares unless TPIC meet the applicable asset coverage ratios at the time of the distribution or repurchase. TPIC may also borrow amounts up to 5% of the value of TPIC’s total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors—Risks Relating to BDCs.”

Code of Ethics

TPIC has adopted a code of ethics in accordance with Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code may invest in securities for their personal investment accounts, including securities that may be purchased or held by TPIC, so long as such investments are made in accordance with the code’s requirements. TPIC has attached TPIC’s code of ethics as an exhibit to the registration statement of which this prospectus is a part. You may also read and copy the code of ethics at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 800-SEC-0330. In addition, the code of ethics is available on the EDGAR Database on the SEC’s Internet site at

www.sec.gov. You may also obtain a copy of the code of ethics, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section at 100 F Street, N.E., Washington, DC 20549.

Compliance Policies and Procedures

TPIC has adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. TPIC’s chief compliance officer, with whom TPIC contract services, is responsible for administering these policies and procedures.

Proxy Voting Policies and Procedures

TPIC anticipates delegating its proxy voting responsibility to the New Investment Adviser. The proxy voting policies and procedures that TPIC anticipate that the New Investment Adviser will follow are set forth below. The guidelines will be reviewed periodically by the TPIC Investment Adviser and TPIC’s non-interested directors, and, accordingly, are subject to change.

As an investment adviser registered under the Advisers Act, the New Investment Adviser has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, it recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients. These policies and procedures for voting proxies for the investment advisory clients of the New Investment Adviser are intended to comply with Section 206 of the Advisers Act and Rule 206(4)-6 thereunder.

Proxy Policies

The New Investment Adviser will vote proxies relating to portfolio securities in the best interest of its clients’ stockholders. It will review on a case-by-case basis each proposal submitted for a stockholder vote to determine its impact on the portfolio securities held by its clients. Although the New Investment Adviser will generally vote against proposals that may have a negative impact on its clients’ portfolio securities, it may vote for such a proposal if compelling long-term reasons to do so exist.

The proxy voting decisions of the New Investment Adviser are made by the senior officers who are responsible for monitoring each of its clients’ investments. To ensure that its vote is not the product of a conflict of interest, it will require that: (a) anyone involved in the decision-making process disclose to its chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (b) employees involved in the decision making process or vote administration are prohibited from revealing how the New Investment Adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy Voting Records

The TPIC Investment Adviser. TPIC’s stockholders may obtain information, without charge, regarding how the TPIC Investment Adviser voted proxies with respect to TPIC’s portfolio securities prior to completion of the Merger by making a written request for proxy voting information to TPIC’s Chief Compliance Officer, 6701 Center Drive West, Suite 1450, Los Angeles, CA 90045 or by calling TPIC at (844) 874-8661.

The New Investment Adviser. Following completion of the Merger, TPIC’s stockholders may obtained information, without charge, regarding how the New Investment Adviser voted proxies with respect to TPIC’s portfolio securities by making a written request for proxy voting information to TPIC’s Chief Compliance Officer, 10 East 40th Street, 42nd Floor, New York, New York 10016

Other Matters

TPIC will be periodically examined by the SEC for compliance with the 1940 Act.

TPIC is required to provide and maintain a bond issued by a reputable fidelity insurance company to protect TPIC against larceny and embezzlement. Further, as a BDC, TPIC is prohibited from protecting any director or officer against any liability to TPIC or TPIC’s stockholders arising from willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. The SEC takes the position that indemnification against liabilities arising under the Securities Act is against public policy and is unenforceable.

Securities Exchange Act and Sarbanes-Oxley Act Compliance

TPIC will be subject to the reporting and disclosure requirements of the Exchange Act, including the filing of quarterly, annual and current reports, proxy statements and other required items. In addition, TPIC will be subject to the Sarbanes-Oxley Act, which imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements will affect us. For example:

●	pursuant to Rule 13a-14 of the Exchange Act, TPIC’s chief executive officer and chief financial officer will be required to certify the accuracy of the financial statements contained in TPIC’s periodic reports;

●	pursuant to Item 307 of Regulation S-K, TPIC’s periodic reports will be required to disclose TPIC’s conclusions about the effectiveness of TPIC’s disclosure controls and procedures; and

●	pursuant to Rule 13a-15 of the Exchange Act, TPIC’s management will be required to prepare a report regarding its assessment of TPIC’s internal control over financial reporting. This report must be audited by TPIC’s independent registered public accounting firm.

●	pursuant to Item 308 of Regulation S-K and Rule 12a-15 under the Exchange Act, TPIC’s periodic reports must disclose whether there were significant changes in TPIC’s internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires TPIC to review its current policies and procedures to determine whether TPIC is in compliance with the Sarbanes-Oxley Act and the regulations promulgated thereunder. TPIC intends to monitor its compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that TPIC is in compliance therewith.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR OF PWAY

PWAY’s securities are held by U.S. Bank National Association under a custody agreement. The address of the custodian is: 1719 Range Way, Florence, South Carolina 29501. DST Systems, Inc. will act as PWAY’s transfer agent, distribution paying agent and registrar. The principal business address of PWAY’s transfer agent is 430 W. 7th Street, Kansas City, Missouri 64105, telephone number: (866) 655-3650.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR OF TPIC

TPIC has entered into a Fund Services Agreement with Phoenix American Financial Services, LLC, pursuant to which Phoenix agreed to serve as TPIC’s transfer agent, distribution paying agent and registrar. The Agreement is for a one-year term and will renew automatically for successive one-year terms, subject to the approval of TPIC’s board of directors. TPIC has also entered into an agreement with the Bank of New York to serve as its custodian. The agreement with Bank of New York may be terminated by either party without penalty upon 60 days’ written notice to the other party.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since TPIC generally acquires and disposes of its investments in privately negotiated transactions, TPIC expect to infrequently use brokers in the normal course of its business. Subject to policies established by TPIC’s board of directors, the New Investment Adviser will be primarily responsible for the execution of the publicly-traded securities portion of TPIC’s portfolio transactions and the allocation of brokerage commissions. The New Investment Adviser does not expect to execute transactions through any particular broker or dealer, but expects to seek to obtain the best net results for TPIC, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While the New Investment Adviser will generally seek reasonably competitive trade execution costs, TPIC will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the New Investment Adviser may select a broker based partly upon brokerage or research services provided to it and TPIC and any other clients. In return for such services, TPIC may pay a higher commission than other brokers would charge if the New Investment Adviser determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

Nelson Mullins Riley & Scarborough LLP represents TPIC and the TPIC Investment Adviser. Certain tax matters relating to PWAY will be passed upon for PWAY by Eversheds Sutherland (US) LLP.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

TPIC

FGMK, LLC, an independent registered public accounting firm located at 333 W. Wacker Drive, Chicago, IL 60606, has audited TPIC’s financial statements as of December 31, 2017.

PWAY

BDO USA, LLP, is the independent registered public accounting firm of PWAY and has audited PWAY’s financial statements as of June 30, 2018.

OTHER MATTERS

PWAY

Pursuant to PWAY’s amended and restated bylaws, business to be conducted at a special meeting of stockholders may only be brought before the meeting pursuant to a notice of meeting. PWAY’s board of directors is not aware of any matter to be presented for action before the special meeting other than the matters referred to above and does not intend to bring any other matters before the special meeting or at any adjournment or postponement thereof.

TPIC

According to the TPIC bylaws, business to be conducted at the annual meeting of stockholders may only be brought before the meeting pursuant to a notice of meeting. No matters other than the matters described in this joint proxy statement and prospectus are anticipated to be presented for action at the TPIC annual meeting or at any adjournment of such annual meeting.

WHERE YOU CAN FIND MORE INFORMATION

TPIC has filed with the SEC a registration statement (of which this joint proxy statement and prospectus is a part), together with all amendments and related exhibits, under the Securities Act. The registration statement contains additional information about TPIC and the securities being offered by this joint proxy statement and prospectus.

Any TPIC stockholder will be permitted access to all of TPIC’s records to which they are entitled under applicable law at all reasonable times and may inspect and copy any of them for a reasonable copying charge. Under the MGCL, TPIC’s stockholders are entitled to inspect and copy, upon written request during usual business hours, the following corporate documents: (i) TPIC’s charter, (ii) TPIC’s bylaws, (iii) minutes of the proceedings of TPIC’s stockholders, (iv) annual statements of affairs and (v) any voting trust agreements. A TPIC stockholder may also request access to any other corporate records, which may be evaluated solely in the discretion of TPIC’s board of directors.

TPIC intends to maintain an alphabetical list of the names, addresses and telephone numbers of TPIC’s stockholders, along with the number of shares of TPIC’s common stock held by each of them, as part of TPIC’s books and records and will be available for inspection by any TPIC stockholder at TPIC’s office. TPIC intends to update its stockholder list at least quarterly to reflect changes in the information contained therein including substituted investors. In the case of assignments, where the assignee does not become a substituted investor, TPIC will recognize the assignment not later than the last day of the calendar month following a receipt of notice assignment and required documentation. In addition to the foregoing, Rule 14a-7 under the Exchange Act, provides that, upon the request of a TPIC stockholder and the payment of the expenses of the distribution, TPIC is required to distribute specific materials to its stockholders in the context of the solicitation of proxies for voting on matters presented to stockholders or provide requesting stockholders with a copy of the list of stockholders so that the requesting stockholders may make the distribution of proxies themselves. If a proper request for the stockholder list is not honored, then the requesting stockholder will be entitled to recover certain costs incurred in compelling the production of the list as well as actual damages suffered by reason of the refusal or failure to produce the list. However, a stockholder will not have the right to, and TPIC may require a requesting stockholder to represent that it will not, secure the stockholder list or any other information for any commercial purpose of not related to the requesting stockholder’s interest in TPIC’s affairs. TPIC may also require such stockholder to sign a confidentiality agreement in connection with the request.

TPIC is required to file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by TPIC with the SEC, which are available on the SEC’s website at www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, DC 20549.

You can inspect any materials PWAY files with the SEC without charge, at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room. The SEC maintains a web site that contains reports, proxy statements and other information regarding registrants, including PWAY, that file such information electronically with the SEC. The address of the SEC’s web site is www.sec.gov. Information contained on the SEC’s web site about PWAY is not incorporated into this joint proxy statement and prospectus and you should not consider information contained on the SEC’s web site to be part of this joint proxy statement and prospectus.

 PRIVACY PRINCIPLES

TPIC

TPIC is committed to protecting the privacy of its stockholders and to safeguarding their nonpublic information. This privacy notice explains TPIC’s privacy policies.

TPIC will safeguard, according to strict standards of security and confidentiality, all information TPIC receives about its stockholders. Included in the information TPIC collects from its stockholders is their name, address, e-mail, number of shares they hold and their social security number. This information is used only so that TPIC can send its stockholders annual reports and other information about TPIC, and send them proxy statements or other information required by law.

TPIC does not share this information with any non-affiliated third party except as described below.

●	Authorized Employees of its Investment Adviser. It is TPIC’s policy that only authorized employees of its investment adviser who need to know its stockholders’ personal information will have access to it.

●	Service Providers. TPIC may disclose its stockholders’ personal information to companies that provide services on TPIC’s behalf, such as record keeping, processing its stockholders’ trades, and mailing its stockholders information. These companies are required to protect TPIC’s stockholders’ information and use it solely for the purpose for which they received it.

●	Courts and Government Officials. If required by law, TPIC may disclose its stockholders’ personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

PWAY

PWAY is committed to protecting its stockholders’ privacy. This privacy notice, which is required by federal law, explains the privacy policies of PWAY and its affiliated companies. This notice supersedes any other privacy notice a PWAY stockholder may have received from PWAY.

PWAY will safeguard, according to strict standards of security and confidentiality, all information it receives about its stockholders. The only information PWAY collects from its stockholders is their name, date of birth, address, citizenship status (and country of origin, if applicable), number of shares they hold and their social security number. This information is used only so that PWAY can register its stockholders’ shares, send them periodic reports and other information about PWAY, and send them proxy statements or other information required by law.

PWAY does not share this information with any non-affiliated third-party except as described below.

●	Authorized Personnel of its Investment Adviser. It is PWAY’s policy that only authorized personnel of the PWAY Investment Adviser who need to know their personal information will have access to it.

●	Service Providers. PWAY may disclose its stockholders’ personal information to companies that provide services on PWAY’s behalf, such as record keeping, processing their trades and mailing them information. These companies are required to protect PWAY’s stockholders’ information and use it solely for the purpose for which they received it.

●	Courts and Government Officials. If required by law, PWAY may disclose its stockholders’ personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena or court order will be disclosed.

INDEX TO FINANCIAL STATEMENTS

TPIC Annual Financial Statements

TPIC Interim Financial Statements

PWAY Annual Financial Statements

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and

Stockholders of Triton Pacific Investment Corporation, Inc.

Opinion on the Financial Statements

We have audited the accompanying consolidated statements of financial position, including the consolidated schedule of investments of Triton Pacific Investment Corporation, Inc.(a Maryland corporation) (the “Company”) as of December 31, 2017 and 2016, and the related consolidated statements of operations, changes in net assets, and cash flows for each of the three years in the period ended December 31, 2017 (collectively referred to as the “financial statements”) and the consolidated financial highlights for each of the three years in the period ended December 31, 2017. In our opinion, the financial statements present fairly, in all material respects, the financial position of Triton Pacific Investment Corporation as of December 31, 2017 and 2016, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 and 2016 by correspondence with the custodian or by other auditing procedures where a reply from the custodian was not received. We believe that our audits provide a reasonable basis for our opinion.

/s/FGMK, LLC

Chicago, Illinois

April 2, 2018

We have served as the Company’s auditor since 2012.

TRITON PACIFIC INVESTMENT CORPORATION, INC.

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

DECEMBER 31, 2017 AND 2016

	December 31, 2017	December 31, 2016
ASSETS

Affiliate investments, at fair value (amortized cost - $1,916,389 and $1,896,901 respectively)	$537,903	$1,875,202
Non-affiliate investments, at fair value (amortized cost - $11,633,659 and $8,705,606, respectively)	11,497,635	8,728,971
Cash	5,648,505	3,788,901
Principal and interest receivable	41,027	19,305
Prepaid expenses	48,091	46,052
Reimbursement due from adviser (see Note 4)	257,628	106,583
Deferred offering costs	84,070	-
TOTAL ASSETS	$18,114,859	$14,565,014

LIABILITIES AND NET ASSETS

LIABILITIES
Payable for investments purchased	$990,000	$1,061,625
Accounts payable and accrued liabilities	249,910	225,000
Stockholder distributions payable	-	16,574
Due to related parties (see Note 4)	25,712	33,113
TOTAL LIABILITIES	1,265,622	1,336,312

COMMITMENTS AND CONTINGENCIES (see Note 9)

NET ASSETS
Common stock, $0.001 par value, 75,000,000 shares authorized, 1,417,233.32 and 976,409.17 shares issued and outstanding, respectively	1,417	976
Capital in excess of par value	19,033,890	13,255,764
Accumulated undistributed net realized gains	65,363	21,925
Accumulated distributions in excess of net investment income	(736,923)	(51,629)
Accumulated unrealized appreciation (depreciation) on investments	(1,514,510)	1,666
TOTAL NET ASSETS	16,849,237	13,228,702

TOTAL LIABILITIES AND NET ASSETS	$18,114,859	$14,565,014

Net asset value per share of common stock at year end	$11.89	$13.55

The accompanying notes are an integral part of these statements.

TRITON PACIFIC INVESTMENT CORPORATION, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

	2017	2016	2015

INVESTMENT INCOME
Interest from affiliate investments	$19,488	$37,682	$9,219
Interest from non-control/ non-affiliate investments	752,578	399,999	165,841
Fee income from non-control/ non-affiliate investments	45,382	3,067	982

Total investment income	817,448	440,748	176,042

OPERATING EXPENSES
Management fees	334,224	225,492	101,336
Capital gains incentive fees (see Notes 2 and 4)	(334)	(35,216)	37,014
Administrator expense	301,986	298,864	257,576
Professional fees	338,552	167,664	145,493
Insurance expense	77,015	66,500	59,268
Offering expense	11,622	-	-
Other operating expenses	27,459	17,718	19,861

Total operating expenses	1,090,524	741,022	620,548

Expense reimbursement from sponsor	(80,847)	(671,062)	(584,998)

Net operating expenses	1,009,677	69,960	35,550

Net investment income (loss)	(192,229)	370,788	140,492

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized gain on unaffiliated investments	91,436	19,731	7,321
Net increase (decrease) in unrealized appreciation on unaffiliated investments	(159,389)	83,883	(59,729)
Net increase (decrease) in unrealized appreciation on affiliated investments	(1,356,787)	(259,965)	238,266

Total net realized and unrealized gain (loss) on investments	(1,424,740)	(156,351)	185,858

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(1,616,969)	$214,437	$326,350

PER SHARE INFORMATION - Basic and Diluted
Net increase (decrease) in net assets resulting from operations per share	$(1.34)	$0.28	$0.96

Weighted average common shares outstanding - basic and diluted	1,203,418	777,680	339,304

The accompanying notes are an integral part of these statements.

TRITON PACIFIC INVESTMENT CORPORATION, INC.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

	2017	2016	2015
Operations
Net investment income (loss)	$(192,229)	$370,788	$140,492
Net realized gain on investments	91,436	19,731	7,321
Net increase (decrease) in unrealized appreciation on investments	(1,516,176)	(176,082)	178,537
Net increase (decrease) in net assets resulting from operations	(1,616,969)	214,437	326,350
Stockholder distributions (see Note 5)
Distributions from net investment income	(493,061)	(396,050)	(183,073)
Distributions from net realized gain on investments	(47,998)	-	(7,002)
Net decrease in net assets resulting from stockholder distributions	(541,059)	(396,050)	(190,075)
Capital share transactions
Issuance of common stock (see Note 3)	5,779,405	6,102,191	4,005,640
Reinvestment of stockholder distributions (see Note 3)	291,697	215,591	96,756
Repurchase of shares of common stock	(292,539)	(234,120)	-
Offering costs	-	-	(9,922)
Net increase in net assets resulting from capital share transactions	5,778,563	6,083,662	4,092,474

Total increase in net assets	3,620,535	5,902,049	4,228,749
Net assets at beginning of year	13,228,702	7,326,653	1,916,867
Temporary equity reclassified as permanent equity	-	-	1,181,037
Net assets at end of year	$16,849,237	$13,228,702	$7,326,653
Accumulated distributions in excess of net investment income	$(736,923)	$(51,629)	$(26,366)
Accumulated undistributed net realized gains	$65,363	$21,925	$2,192

The accompanying notes are an integral part of these statements.

TRITON PACIFIC INVESTMENT CORPORATION, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

	2017	2016	2015
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$(1,616,969)	$214,437	$326,350
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities
Purchases of investments	(7,112,875)	(6,285,875)	(4,270,750)
Proceeds from sales and repayments of investments	4,308,024	1,110,406	414,971
Net realized gain from investments	(91,436)	(19,731)	(7,321)
Net change in unrealized appreciation (depreciation) on investments	1,516,176	176,082	(178,537)
Accretion of discount	(31,766)	(18,636)	(6,574)
Net increase in paid-in-kind interest	(19,488)	(37,682)	(9,219)
Amortization of deferred offering costs	11,622	-	-
Change in assets and liabilities
Principal and interest receivable	(21,722)	(7,598)	(10,807)
Receivable for investments sold and repaid	-	-	249,375
Prepaid expenses	(2,039)	(12,446)	4,438
Reimbursement due from Adviser	(151,045)	118,914	27,482
Payable for investments purchased	(71,625)	1,061,625	(246,250)
Accounts payable and accrued liabilities	24,910	-	(79,643)
Due to related parties	(7,401)	(14,644)	29,457
NET CASH USED BY OPERATING ACTIVITIES	(3,265,634)	(3,715,148)	(3,757,028)

CASH FLOWS FROM FINANCING ACTIVITIES
Issuance of common stock	5,779,405	6,317,782	4,005,640
Payments on repurchases of shares of common stock	(292,539)	(234,120)	-
Stockholder distributions	(249,362)	(396,050)	(93,319)
Increases in distributions payable	(16,574)	4,096	12,478
Offering costs	(95,692)	-	(9,922)
NET CASH PROVIDED BY FINANCING ACTIVITIES	5,125,238	5,691,708	3,914,877

NET INCREASE IN CASH	1,859,604	1,976,560	157,849

CASH - BEGINNING OF YEAR	$3,788,901	$1,812,341	$1,654,492

CASH - END OF YEAR	$5,648,505	$3,788,901	$1,812,341

The accompanying notes are an integral part of these statements.

TRITON PACIFIC INVESTMENT CORPORATION, INC.
CONSOLIDATED SCHEDULE OF INVESTMENTS
DECEMBER 31, 2017

Portfolio Company	Footnotes	Industry	Rate(b)	Base Rate Floor	Maturity	Principal Amount/ Number of Shares	Amortized Cost(f)	Fair Value(c)
Senior Secured Loans—First Lien—45.65%
LSF9 Atlantis Holdings, LLC		Telecommunications	L+6.00% (7.36%)	1.4%	5/1/2023	$493,750	$489,235	$496,322
California Pizza Kitchen, Inc.		Beverage, Food & Tobacco	L+6.00% (7.57%)	1.6%	8/19/2022	345,625	342,933	339,577
CareCentrix, Inc.		Healthcare & Pharmaceuticals	L+5.00% (6.69%)	1.7%	7/8/2021	195,500	192,300	196,966
CareerBuilder		Business Services	L+6.75% (8.44%)	1.7%	7/27/2023	493,750	479,771	481,406
Coronado Group LLC		Metals & Mining	L+7.00% (8.33%)	1.3%	6/6/2023	386,565	372,948	390,431
CRCI Holdings, Inc.		Business Services	L+5.50% (7.19%)	1.7%	8/31/2023	324,563	321,740	325,781
Deluxe Entertainment Services Group, Inc.		Media: Diversified and Production	L+5.50% (6.88%)	1.4%	2/28/2020	340,762	333,958	334,586
Flavors Holdings, Inc. Tranche B		Beverage, Food & Tobacco	L+5.75% (7.44%)	1.7%	4/3/2020	104,687	102,670	97,098
GK Holdings, Inc.		Business Services	L+6.00% (7.69%)	1.7%	1/20/2021	121,250	120,778	97,364
GoWireless Holdings, Inc.		Consumer Services	L+6.50% (8.16%)	1.7%	12/20/2024	500,000	495,000	496,250
IG Investments Holdings, LLC		Business Services	L+3.50% (5.19%)	1.7%	10/29/2021	345,543	344,239	349,431
InfoGroup Inc.		Business Services	L+5.00% (6.69%)	1.7%	3/28/2023	496,250	491,871	493,769
Jackson Hewitt, Inc.		Business Services	L+7.00% (8.38%)	1.4%	7/30/2020	186,139	183,882	184,509
McAfee LLC		Business Services	L+4.50% (6.07%)	1.6%	9/27/2024	249,375	246,960	248,930
Moran Foods, LLC		Beverage, Food & Tobacco	L+6.00% (7.57%)	1.6%	12/5/2023	346,500	337,622	278,718
Pre-Paid Legal Services, Inc		Consumer Services	L+5.25% (6.82%)	1.6%	7/1/2019	317,021	316,483	318,275
Raley’s		Beverage, Food & Tobacco	L+5.25% (6.82%)	1.6%	5/18/2022	285,967	285,967	289,184
Sahara Parent Inc		Business Services	L+5.00% (6.69%)	1.7%	8/16/2024	349,125	345,783	341,598
SITEL Worldwide Corporation		Business Services	L+5.50% (6.88%)	1.4%	9/20/2021	195,500	195,212	196,314
Strike, LLC		Energy: Oil & Gas	L+8.00% (9.50%)	1.5%	11/30/2022	332,500	323,942	337,488
Travel Leaders Group, LLC		Hotel, Gaming & Leisure	L+4.50% (5.92%)	1.4%	1/25/2024	347,379	345,866	352,809
TruGreen Limited Partnership		Consumer Services	L+4.00% (5.54%)	1.5%	4/13/2023	345,634	341,640	351,036
Verdesian Life Sciences LLC		Wholesale Trade-Nondurable Goods	L+5.00% (6.38%)	1.4%	7/1/2020	208,335	207,283	187,502
Wirepath LLC		Consumer Services	L+5.25% (6.87%)	1.6%	8/5/2024	498,750	496,340	505,608
Total Senior Secured Loans—First Lien						$7,810,470	$7,714,423	$7,690,952

Senior Secured Loans—Second Lien—22.59%
Flavors Holdings, Inc.		Beverage, Food & Tobacco	L+10.00% (11.69%)	1.7%	10/7/2021	125,000	122,343	101,250
FullBeauty Brands Holding		High Tech Industries	L+9.00% (10.57%)	1.6%	10/13/2023	250,000	218,903	73,334
GK Holdings, Inc.		Business Services	L+10.25% (11.94%)	1.7%	1/21/2022	125,000	123,559	93,125
Inmar		Business Services	L+8.00% (9.42%)	1.4%	5/1/2025	500,000	493,103	502,813
McAfee LLC		Business Services	L+8.50% (10.07%)	1.6%	9/26/2025	500,000	496,986	502,504
Neustar, Inc.		High Tech Industries	L+8.00% (9.40%)	1.4%	2/28/2025	750,000	739,275	759,844
NPC International, Inc.		Beverage, Food & Tobacco	L+7.50 (9.05%)	1.6%	3/28/2025	500,000	498,135	512,500
Oxbow Carbon LLC		Metals & Mining	L+7.00 (8.24%)	1.2%	1/19/2020	250,000	240,350	250,938
Oxbow Carbon LLC		Metals & Mining	L+6.00 (10.50%)	4.5%	1/4/2024	500,000	495,034	502,500
Rocket Software, Inc.		Business Services	L+9.50% (11.19%)	1.7%	10/14/2024	500,000	491,548	507,875
Total Senior Secured Loans—Second Lien						$4,000,000	$3,919,236	$3,806,683

The accompanying notes are an integral part of these statements.

TRITON PACIFIC INVESTMENT CORPORATION, INC.
CONSOLIDATED SCHEDULE OF INVESTMENTS
DECEMBER 31, 2017 (CONTINUED)

Portfolio Company	Footnotes	Industry	Rate(b)	Base Rate Floor	Maturity	Principal Amount/ Number of Shares	Amortized Cost(f)	Fair Value(c)
Subordinated Convertible Debt—0.00%
Javlin Capital LLC Subordinated Convertible Note	(a) (e)	Specialty Finance	6.00%		3/31/2020	666,389	666,389	-
Total Subordinated Convertible Debt						$666,389	$666,389	$-

Equity/Other—3.19%
ACON IWP Investors I, L.L.C.	(a)	Healthcare & Pharmaceuticals				500,000	500,000	537,903
Javlin Capital LLC Class C-2 Preferred Units	(a) (d) (e)	Specialty Finance				214,286	750,000	-
Total Equity/Other						714,286	$1,250,000	$537,903

TOTAL INVESTMENTS—71.43%							$13,550,048	$12,035,538
OTHER ASSETS IN EXCESS OF LIABILITIES—28.57%								$4,813,699
NET ASSETS - 100.00%								$16,849,237

(a)	Affiliated investment as defined by the 1940 Act, whereby the Company owns between 5% and 25% of the portfolio company’s outstanding voting securities and the investments are not classified as controlled investments. Affiliated funds that are managed by an affiliate of Triton Pacific Adviser, LLC also hold investments in this security. The aggregate fair value of non-controlled, affiliated investments at December 31, 2017 represented 68.24% of the Company’s net assets. Fair value as of December 31, 2017 along with transactions during the period ended December 31, 2017 in affiliated investments were as follows:

		Year Ended December 31, 2017
Non-controlled, Affiliated Investments	Fair Value at December 31, 2016	Gross Additions (Cost)*	Gross Reductions (Cost)**	Fair Value at December 31, 2017	Net Realized Gain (Loss)	Interest & Dividends Credited to Income
ACON IWP Investors I, L.L.C.	$691,072	$-	$-	$537,903	$-	$-
Javlin Capital, LLC, Convertible Note	646,901	19,488	-	-	-	19,488
Javlin Capital, LLC, C-2 Preferred Units	537,229	-	-	-	-	-
Total	$1,875,202	$19,488	$-	$537,903	$-	$19,488

*Gross additions include increases in the cost basis of investments resulting from new portfolio investments, PIK interest, the amortization of unearned income, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category.

**Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category.

(b)	The majority of the investments bear interest at a rate that may be determined by reference to London Interbank Offered Rate (“LIBOR” or “L”) or Prime Rate (“Prime” or “P”) which reset daily, monthly, quarterly, or semiannually. For each such investment, the Company has provided the spread over LIBOR or Prime and the current contractual interest rate in effect at December 31, 2017. Certain investments are subject to a LIBOR or Prime interest rate floor. As of December 31, 2017, the three-month London Interbank Offered Rate, or LIBOR, was 1.69465%.

(c)	Fair value and market value are determined by the Company’s board of directors (see Note 7.)

(d)	Security held within TPJ Holdings, Inc., a wholly-owned subsidiary of the Company. See Note 2 for a discussion on the basis of consolidation.

(e)	The investment is not a qualifying asset under the Investment Company Act of 1940, as amended. A business development company may not acquire any asset other than a qualifying asset, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the business development company’s total assets. As of December 31, 2017, 100% of the Company’s total assets represented qualifying assets.

(f)	See Note 5 for a discussion of the tax cost of the portfolio.

The accompanying notes are an integral part of these statements.

TRITON PACIFIC INVESTMENT CORPORATION, INC.
CONSOLIDATED SCHEDULE OF INVESTMENTS
DECEMBER 31, 2016

Portfolio Company	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount/Number of Shares	Amortized Cost(f)	Fair Value(c)
Senior Secured Loans—First Lien—51.11%
California Pizza Kitchen, Inc.		Beverage, Food & Tobacco	L+6.00% (7.00%)	1.0%	8/19/2022	$349,125	$345,842	$348,326
CareCentrix Inc.		Healthcare & Pharmaceuticals	L+5.00% (6.00%)	1.0%	7/8/2021	197,500	193,575	196,266
CRCI Holdings, Inc.		Business Services	L+5.50% (6.50%)	1.0%	8/31/2023	349,125	345,794	349,851
Curo Health Services Holdings, Inc.		Healthcare & Pharmaceuticals	L+5.50% (6.50%)	1.0%	2/7/2022	122,813	121,909	123,785
Deluxe Entertainment Services Group, Inc.		Media: Diversified and Production	L+6.00% (7.00%)	1.0%	2/28/2020	350,000	340,080	347,375
FHC Health Systems, Inc.		Healthcare & Pharmaceuticals	L+4.00% (5.00%)	1.0%	12/23/2021	122,812	121,970	119,742
Flavors Holdings, Inc. Tranche B		Beverage, Food & Tobacco	L+5.75% (6.75%)	1.0%	4/3/2020	110,938	107,998	90,414
GK Holdings, Inc.		Business Services	L+5.50%(6.50%)	1.0%	1/20/2021	122,500	121,847	121,888
Global Healthcare Exchange, LLC		Healthcare & Pharmaceuticals	L+4.25% (5.25%)	1.0%	8/15/2022	148,132	148,140	149,583
GTCR Valor Companies, Inc.		Business Services	L+6.00% (7.00%)	1.0%	6/16/2023	348,250	335,050	345,856
IG Investments Holdings, LLC		Business Services	L+5.00% (6.00%)	1.0%	10/29/2021	348,187	346,539	351,146
Imagine Print Solutions, LLC		Business Services	L+6.00% (7.00%)	1.0%	3/30/2022	248,125	244,986	252,467
Jackson Hewitt, Inc.		Business Services	L+7.00% (8.00%)	1.0%	7/30/2020	196,000	193,020	189,385
Mister Car Wash, Inc.		Automotive Repair, Services, and Parking	L+4.25% (5.25%)	1.0%	8/20/2021	121,875	121,036	122,459
Moran Foods, LLC		Beverage, Food & Tobacco	L+6.00% (7.00%)	1.0%	12/5/2023	350,000	339,619	350,000
Paradigm Acquisition Corp.		Healthcare & Pharmaceuticals	L+5.00% (6.00%)	1.0%	6/2/2022	123,125	121,537	122,560
Polycom, Inc.		High Tech Industries	L+6.50% (7.50%)	1.0%	9/27/2023	338,479	324,979	341,441
Pre-Paid Legal Services, Inc		Consumer Services	L+5.25% (6.25%)	1.0%	7/1/2019	350,000	349,125	351,750
Raley’s		Beverage, Food & Tobacco	L+6.25% (7.25%)	1.0%	5/18/2022	295,823	295,823	299,151
Ranpak Corp.		Paper and Allied Products	L+3.25% (4.25%)	1.0%	10/1/2021	114,506	114,297	115,294
SITEL Worldwide Corporation		Business Services	L+5.50% (6.50%)	1.0%	9/20/2021	197,500	196,488	197,994
SiteOne Landscape Supply LLC		Business Services	L+4.50% (5.50%)	1.0%	9/20/2021	347,379	344,506	350,094
Solar Winds, Inc.		High Tech Industries	L+4.50% (5.50%)	1.0%	2/3/2023	248,750	236,913	252,237
Strike, LLC		Energy: Oil & Gas	L+3.75% (10.75%)	7.0%	11/30/2022	350,000	339,692	346,500
TIBCO Software, Inc.		High Tech Industries	L+5.50% (6.50%)	1.0%	12/4/ 2020	122,813	121,067	123,555
TruGreen Limited Partnership		Consumer Services	L+5.50% (6.50%)	1.0%	4/13/2023	348,250	343,532	353,909
Verdesian Life Sciences LLC		Wholesale Trade-Nondurable Goods	L+5.00% (6.00%)	1.0%	7/1/2020	221,546	220,054	198,285
Vivid Seats Ltd.		Consumer Services	L+5.75% (6.75%)	1.0%	10/12/2022	250,000	245,197	250,000
Total Senior Secured Loans—First Lien						$6,793,553	$6,680,615	$6,761,313

Senior Secured Loans—Second Lien—14.87%
Cheddar’s Casual Cafe, Inc.		Retail	L+9.75% (10.75%)	1.0%	1/4/2023	750,000	712,500	712,500
Flavors Holdings, Inc.		Beverage, Food & Tobacco	L+10.00% (11.00%)	1.0%	10/7/2021	125,000	121,619	75,000
FullBeauty Brands Holding		High Tech Industries	L+9.00% (10.00%)	1.0%	10/13/2023	250,000	218,269	173,750
GK Holdings, Inc.		Business Services	L+9.50% (10.50%)	1.0%	1/21/2022	125,000	123,197	126,250
Oxbow Carbon LLC		Metals & Mining	L+7.00 (8.00%)	1.0%	1/19/2020	250,000	237,142	245,625
Rocket Software, Inc.		Business Services	L+9.50% (10.50%)	1.0%	10/14/2024	500,000	490,281	508,595
SCS Holdings I Inc.		High Tech Industries	L+9.50% (10.50%)	1.0%	10/13/2023	125,000	121.983	125,938
Total Senior Secured Loans—Second Lien						$2,125,000	$2,024,991	$1,967,658

Subordinated Convertible Debt—4.89%
Javlin Capital LLC Subordinated Convertible Note	(a) (e)	Specialty Finance	6.00%		3/31/2020	646,901	646,901	646,901
Total Subordinated Convertible Debt						$646,901	$646,901	$646,901

Equity/Other—9.29%
A CON IWP Investors I, L.L.C.	(a)	Healthcare & Pharmaceuticals				500,000	500,000	691,072
Javlin Capital LLC Class C-2 Peferred Units	(a) (d) (e)	Specialty Finance				214,286	750,000	537,229
Total Equity/Other						714,286	$1,250,000	$1,228,301

TOTAL INVESTMENTS—80.16%							$10,602,507	$10,604,173
OTHER ASSETS IN EXCESS OF LIABILITIES—19.84%								$2,624,529
NET ASSETS -100.00%								$13,228,702

(a)	Affiliated investment as defined by the 1940 Act, whereby the Company owns between 5% and 25% of the portfolio company’s outstanding voting securities and the investments are not classified as controlled investments. Affiliated funds that are managed by an affiliate of Triton Pacific Adviser, LLC also hold investments in this security. The aggregate fair value of non-controlled, affiliated investments at December 31,2016 represented 14.23% of the Company’s net assets. Fair value as of December 31, 2016 along with transactions during the period ended December 31, 2015 in affiliated investments were as follows:

		Year Ended December 31, 2016
Non-controlled, Affiliated Investments	Fair Value at December 31, 2015	Gross Additions (Cost)*	Gross Reductions (Cost)**	Fair Value at December 31,2016	Net Realized Gain (loss)	Interest & Dividends Credited to Income
ACON IWP Investors I, L.L.C	$738,266	$-	$-	$691,072	$-	$-
Javlin Capital, LLC, Convertible Note	609,219	37,682	-	646,901	-	37,682
Javlin Capital. LLC, C-2 Preferred Units	750,000	-	-	537,229	-	-
Total	$2,097,485	$37,682	$-	$1,875,202	$-	$37,682

*Gross additions include increases in the cost basis of investments resulting from new portfolio investments, PIK interest, the amortization of unearned income, the exchanges of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category.

**Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category.

(b)	Certain variable rate securities in the Company’s portfolio bear interest at a rate determined by a publicly disclosed base rate spread. As of December 31,2016, the three-month London Interbank Offered Rate, or LIBOR, was 0.99789%.

(c)	Fair value and market value are determined by the Company’s board of directors (see Note 7.)

(d)	Security held within TPJ Holdings, Inc., a wholly-owned subsidiary of the Company. See Note 2 for a discussion on the basis of consolidation.

(e)	The investment is not a qualifying asset under the Investment Company Act of 1940, as amended. A business development company may not acquire any asset other than a qualifying asset, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the business development company’s total assets. As of December 31, 2016, 91.87% of the Company’s total assets represented qualifying assets.

(f)	See Note 5 for a discussion of the taxcost of the portfolio.

The accompanying notes are an integral part of these statements.

TRITON PACIFIC INVESTMENT CORPORATION, INC.

NOTES TO THE FINANCIAL STATEMENTS

NOTE 1 – DESCRIPTION OF BUSINESS

Triton Pacific Investment Corporation, Inc. (the “Company”), incorporated in Maryland on April 29, 2011, is publicly registered, non-traded fund focused on private equity, structured as a business development company, that primarily makes structured equity and debt investments in small to mid-sized private U.S. companies. Structured equity refers to derivative investment products, including convertible notes and warrants, designed to facilitate highly customized risk-return objectives. Pursuant to the Articles of Incorporation, the Company is authorized to issue 75,000,000 shares of common stock with a par value of $0.001 per share. Additionally, the Company is authorized to issue 25,000,000 shares of preferred stock with a par value of $0.001 per share. The Company is currently offering for sale a maximum of $300,000,000 of shares of common stock on a “best efforts” basis pursuant to a registration statement on Form N-2 filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Offering”). On June 25, 2014, the Company met its minimum offering requirement of $2,500,000 and released all shares held in escrow.

The Company invests either alone or together with other private equity sponsors. The Company is an externally managed, non-diversified closed-end investment company that has elected to be treated as a business development company, or BDC, under the Investment Company Act of 1940, or the Company Act. As a BDC, the Company is required to comply with certain regulatory requirements. The Company has elected to be treated for U.S. federal income tax purposes, and intends to annually qualify as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue code of 1986, as amended, or the Code. As of December 31, 2017, the Company has one wholly-owned subsidiary through which it holds interest in a non-controlled, affiliated portfolio company. The consolidated financial statements include both the Company’s accounts and the accounts of its wholly-owned subsidiary as of December 31, 2017. All significant intercompany transactions have been eliminated in consolidation. The Company’s consolidated subsidiary is subject to U.S. federal and state income taxes. No taxes were accrued or paid by the wholly-owned subsidiary for the years ended December 31, 2017, 2016 and 2015.

Triton Pacific Adviser, LLC (“Adviser”) serves as the Investment Adviser and TFA Associates, LLC (“TFA”) serves as the Administrator. Each of these entities are affiliated with Triton Pacific Group, Inc., a private equity investment management firm, and its subsidiary Triton Pacific Capital Partners, LLC, a private equity investment fund management company, each focused on debt and equity investments for small to mid-sized private companies.

The Adviser was formed in Delaware as a private investment management firm and is registered as an investment adviser with the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, or the Advisers Act. The Adviser oversees the management of the Company’s activities and is responsible for making the investment decisions for the portfolio.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation. These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Company is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies under Accounting Standards Update Nov. 2013-08, Financial Services – Investment Companies. The Company has evaluated the impact of subsequent events through the date the consolidated financial statements were issued and filed with the Securities and Exchange Commission.

Management Estimates and Assumptions. The preparation of audited, consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash. All cash balances are maintained with high credit quality financial institutions which are members of the Federal Deposit Insurance Corporation. The Company maintains cash balances that may exceed federally insured limits.

Valuation of Portfolio Investments. The Company determines the net asset value of its investment portfolio each quarter. Securities that are publicly-traded are valued at the reported closing price on the valuation date. Securities that are not publicly-traded are valued at fair value as determined in good faith by the Company’s board of directors. In connection with that determination, the Adviser provides the Company’s board of directors with portfolio company valuations which are based on relevant inputs which may include indicative dealer quotes, values of like securities, recent portfolio company financial statements and forecasts, and valuations prepared by third-party valuation services.

Accounting Standards Codification Topic 820, Fair Value Measurements, or ASC Topic 820, issued by the Financial Accounting Standards Board, clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

With respect to investments for which market quotations are not readily available, the Company undertakes a multi-step valuation process each quarter, as described below:

●       the Company’s quarterly valuation process begins with the Adviser’s management team providing a preliminary valuation of each portfolio company or investment to the Company’s board of directors, which valuation may be obtained from an independent valuation firm or Adviser, if applicable;

●       preliminary valuation conclusions are then documented and discussed with the Company’s board of directors;

●       the Company’s board of directors reviews the preliminary valuation and the Adviser’s management team, together with its independent valuation firm, if applicable, responds and supplements the preliminary valuation to reflect any comments provided by the board of directors; and

●       the Company’s board of directors discusses valuations and determines the fair value of each investment in the Company’s portfolio in good faith based on various statistical and other factors, including the input and recommendation of the Adviser and any third-party valuation firm, if applicable.

Determination of fair value involves subjective judgments and estimates. Accordingly, these notes to the Company’s financial statements refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on the Company’s financial statements. Below is a description of factors that the Company’s board of directors may consider when valuing the Company’s debt and equity investments.

Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, the Company may incorporate these factors into discounted cash flow models to arrive at fair value. Other factors that the Company’s board of directors may consider include the borrower’s ability to adequately service its debt, the fair market value of the portfolio company in relation to the face amount of its outstanding debt and the quality of collateral securing the Company’s debt investments. The determination of fair market value for the equity positions were determined by considering, among other factors, various income scenarios and multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues, waterfall and liquidation priority and market comparables, book value multiples, economic profits and portfolio multiples.

The fair values of the Company’s investments are determined in good faith by the Company’s board of directors. The Company’s board of directors is solely responsible for the valuation of the Company’s portfolio investments at fair value as determined in good faith pursuant to the Company’s valuation policy and consistently applied valuation process.

Revenue Recognition. Security transactions are accounted for on the trade date. The Company records interest income on an accrual basis to the extent it expects to collect such amounts. The Company records dividend income on the ex-dividend date. The Company does not accrue as a receivable interest or dividends on loans and securities if it has reason to doubt its ability to collect such income. Loan origination fees, original issue discount and market discount are capitalized and the Company amortizes such amounts as interest income over the respective term of the loan or security. Upon the prepayment of a loan or security, any unamortized loan origination fees and original issue discount are recorded as interest income. Upfront structuring fees are recorded as fee income when earned. The Company records prepayment premiums on loans and securities as fee income when it receives such amounts.

Paid-In-Kind Interest. The company has certain investments in its portfolio that contain a payment-in-kind (“PIK”) interest provision, which represents contractual interest or dividends that are added to the principal balance and recorded as income. For the year ended December 31, 2017, interest income included $19,488 of PIK interest. For the year ended December 31, 2016, interest income included $37,682 of PIK interest. For the year ended December 31, 2015, interest income included $9,219 of PIK interest. The Company stops accruing PIK interest when it is determined that PIK interest is no longer collectible. As of July 1, 2017, the Company has stopped accruing PIK interest on the subordinated convertible note made by Javlin Financial LLC (“Javlin Financial”). To maintain RIC tax treatment, and to avoid corporate tax, substantially all of this income must be paid out to the stockholders in the form of distributions, even though the Company has not yet collected the cash.

Net Realized Gains or Losses, and Net Change in Unrealized Appreciation or Depreciation. Gains or losses on the sale of investments are calculated by using the specific identification method. The Company measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized gains or losses when gains or losses are realized.

Capital Gains Incentive Fees. The Company has entered into an investment advisory agreement with the Adviser dated as of July 27, 2012. Pursuant to the terms of the investment advisory agreement, the Incentive Fee shall be determined and payable in arrears as of the end of each quarter, upon liquidation of the Company or upon termination of this Agreement, as of the termination date, and shall equal 20.0% of the Company’s realized capital gains, if any, on a cumulative basis from inception through the end of each quarter, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid Incentive Fees. The fees for the year ended December 31, 2017 were $($334), all of which was for Incentive Fees calculated on unrealized gains. The fees for the year ended December 31, 2016 were $($35,216), all of which was for Incentive Fees calculated on unrealized gains. The fees for the year ended December 31, 2015 were $37,014, of which $1,464 was for Incentive Fees calculated on realized gains, and $35,550 for Incentive Fees calculated on unrealized gains.

For purposes of calculating the foregoing: (1) the calculation of the Incentive Fee shall include any capital gains that result from cash distributions that are treated as a return of capital; (2) any such return of capital shall be treated as a decrease in the Company’s cost basis of an investment; and (3) all fiscal year-end valuations shall be determined by the Company in accordance with generally accepted accounting principles, applicable provisions of the Company Act (even if such valuation is made prior to the date on which the Company has elected to be regulated as a BDC) and the Company’s pricing procedures. In determining the Incentive Fee payable to the Adviser, the Company will calculate the aggregate realized capital gains, aggregate realized capital losses and aggregate unrealized capital depreciation, as applicable, with respect to each of the investments in its portfolio. For this purpose, aggregate realized capital gains, if any, will equal the sum of the differences between the net sales price of each investment, when sold, and the original cost of such investment since inception. Aggregate realized capital losses will equal the sum of the amounts by which the net sales price of each investment, when sold, is less than the cost of such investment since inception. Aggregate unrealized capital depreciation will equal the sum of the difference, if negative, between the valuation of each investment as of the applicable date and the original cost of such investment. At the end of the applicable period, the amount of capital gains that serves as the basis for the Company’s calculation of the Incentive Fees will equal the aggregate realized capital gains less aggregate realized capital losses and less aggregate unrealized capital depreciation with respect to its portfolio of investments. If this number is positive at the end of such period, then the Incentive Fees for such period will be equal to 20% of such amount, less the aggregate amount of any Incentive Fees paid in respect of its portfolio in all prior periods.

Offering Costs. The Company will incur certain expenses in connection with registering to sell shares of its common stock in connection with the Offering. These costs principally relate to professional and filing fees. Upon recognition or repayment to the Adviser of these costs, they will be capitalized as deferred offering expenses and then subsequently expensed over a 12-month period. The Adviser may reimburse the Company for all or part of these amounts pursuant to the Expense Support and Conditional Reimbursement Agreement (“Expense Reimbursement Agreement”) discussed below. As of December 31, 2017 and December 31, 2016, $3,314,687 and $2,765,661, respectively, of offering costs have been reclassified and included as part of the Expense Reimbursement Agreement and accordingly included in Reimbursement due from the Adviser. Of these Operating Expenses, $1,701,035 has exceeded the three-year period for repayment and will not be repayable by the Company. For the year ended December 31, 2017, the Company incurred $95,692 in offering costs that were not reimbursed by the Sponsor, of which $11,622 was expensed by the Company for the year ended December 31, 2017.

Distributions. Distributions to the Company’s stockholders are recorded as of the record date. Subject to the discretion of the Company’s board of directors and applicable legal restrictions, the Company intends to authorize and declare ordinary cash distributions on a monthly basis and pay such distributions on a monthly basis.

Income Taxes. The Company has elected to be treated for federal income tax purposes, and intends to annually qualify thereafter, as a regulated investment company (“RIC”) under Subchapter M of the Code. Generally, a RIC is exempt from federal income taxes if it distributes at least 90% of “Investment Company Taxable Income,” as defined in the Code, each year. Dividends paid up to 8.5 months after the current tax year can be carried back to the prior tax year for determining the dividends paid in such tax year. The Company intends to distribute sufficient dividends to maintain its RIC status each year. The Company is also subject to nondeductible federal excise taxes if it does not distribute at least 98% of net ordinary income, 98.2% of capital gain income, if any, and any recognized and undistributed income from prior years for which it paid no federal excise tax. The Company will generally endeavor each year to avoid any federal excise taxes.

GAAP requires management to evaluate tax positions taken by the Company and recognize a tax liability if the Company has taken an uncertain position that more likely than not would not be sustained upon examination by the Internal Revenue Service or other tax authorities. Management has analyzed the tax positions taken by the Company, and has concluded that as of December 31, 2017, 2016 and 2015, there are no uncertain positions taken or expected to be taken that would require recognition of a liability or disclosure in the financial statements. The Company is subject to routine audits by the Internal Revenue Service or other tax authorities, generally for three years after the tax returns are filed; however, there are currently no audits for any tax periods in progress.

Recent Accounting Pronouncements. In January 2016, the FASB issued ASU 2016-01, Financial Instruments — Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities (“ASU 2016-01”). ASU 2016-01 retains many current requirements for the classification and measurement of financial instruments; however, it significantly revises an entity’s accounting related to (1) the classification and measurement of investments in equity securities and (2) the presentation of certain fair value changes for financial liabilities measured at fair value. ASU 2016-01 also amends certain disclosure requirements associated with the fair value of financial instruments. This guidance is effective for annual and interim periods beginning after December 15, 2017, and early adoption is not permitted for public business entities. Management is currently evaluating the impact these changes will have on the Company’s consolidated financial statements and disclosures.

In March 2016, the FASB issued ASU 2016-08, Revenue from Contracts with Customers (Topic 606): Principal versus Agent Considerations (Reporting Revenue Gross versus Net), which clarified the implementation guidance on principal versus agent considerations. In April 2016, the FASB issued ASU 2016-10, Revenue from Contracts with Customers (Topic 606): Identifying Performance Obligations and Licensing, which clarified the implementation guidance regarding performance obligations and licensing arrangements. The new standard will become effective for the Company on January 1, 2018, with early application permitted to the effective date of January 1, 2017. The Company is evaluating the effect that ASU 2014-09 will have on its consolidated financial statements and related disclosures. The Company has not yet selected a transition method nor has it determined the effect of the standard on its ongoing financial reporting. The guidance does not apply to revenue associated with financial instruments, including loans and notes that are accounted for under other U.S. GAAP. As a result, the Company does not expect the new revenue recognition guidance to have a material impact on the elements of its consolidated statements of operations, most closely associated with financial instruments, including realized gains, fees, interest and dividend income. The Company plans to adopt the revenue recognition guidance in the first quarter of 2018. The Company’s implementation efforts include the identification of revenue within the scope of the guidance, as well as the evaluation of revenue contracts and related accounting policies. While the Company has not yet identified any material changes in the timing of revenue recognition, the Company’s review is ongoing, and it continues to evaluate the presentation of certain contract costs.

In August 2016, the FASB issued ASU 2016-15, “Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments,” which will make eight targeted changes to how cash receipts and cash payments are presented and classified in the statement of cash flows. The ASU further clarifies how the predominance principle should be applied to cash receipts and payments relating to more than one class of cash flows. The ASU is effective for annual reporting periods, and interim periods within those annual periods, beginning after December 15, 2017. The ASU is to be applied retrospectively for each period presented. The Company is currently evaluating the impact this ASU will have on the Company’s consolidated statement of cash flows.

Reclassification. Certain amounts in the 2016 and 2015 financial statements have been reclassified in order to conform with the 2017 presentation.

NOTE 3 – SHARE TRANSACTIONS

Below is a summary of transactions with respect to shares of the Company’s common stock during the years ended December 31, 2017, 2016 and 2015:

			Year Ended December 31,
	2017		2016		2015
	Shares	Amount	Shares	Amount	Shares	Amount
Gross proceeds from Offering	440,963.13	6,385,593	444,847.84	6,683,706	296,713.69	$4,404,003
Reinvestment of Distributions	22,461.05	291,697	15,548.74	215,591	6,789.86	96,756
Commissions and Dealer Manager Fees		(606,188)		(581,515)	-	(398,363)
Net Proceeds to Company from Share Transactions	463,424.18	$6,071,102	460,396.58	$6,317,782	303,503.55	$4,102,396

Status of Continuous Public Offering

During the years ended December 31, 2017, 2016 and 2015, the Company sold 440,963.13, 444,847.84, and 296,713.69 shares of common stock, respectively, for gross proceeds of approximately $6,385,593, $6,683,706, and $4,404,003 at an average price per share of $14.48, $15.02, and $14.83, respectively. The increase in Capital in excess of par value during the years ended December 31, 2017, 2016 and 2015 also includes reinvested stockholder distributions of $291,697, $215,591, and $96,756, respectively, for which the Company issued 22,461.05, 15,548.74, and 6,789.86 shares of common stock, respectively.

The proceeds from the issuance of common stock as presented on the accompanying statements of changes in net assets and statements of cash flows are presented net of selling commissions and dealer manager fees of $606,188, $581,515, and $398,363 for the years ended December 31, 2017, 2016 and 2015, respectively.

Share Repurchase Program

The Company intends to continue to conduct quarterly tender offers pursuant to its share repurchase program. The Company’s board of directors will consider the following factors, among others, in making its determination regarding whether to cause the Company to offer to repurchase shares of common stock and under what terms:

●	the effect of such repurchases on the Company’s qualification as a RIC (including the consequences of any necessary asset sales);

●	the liquidity of the Company’s assets (including fees and costs associated with disposing of assets);

●	the Company’s investment plans and working capital requirements;

●	the relative economies of scale with respect to the Company’s size;

●	the Company’s history in repurchasing shares of common stock or portions thereof; and

●	the condition of the securities markets.

The Company currently intends to limit the number of shares of common stock to be repurchased during any calendar year to the number of shares of common stock it can repurchase with the proceeds it receives from the issuance of shares of common stock under its distribution reinvestment plan. At the discretion of the Company’s board of directors, the Company may also use cash on hand, cash available from borrowings and cash from the liquidation of securities investments as of the end of the applicable period to repurchase shares of common stock. In addition, the Company will limit the number of shares of common stock to be repurchased in any calendar year to 10% of the weighted average number of shares of common stock outstanding in the prior calendar year, or 2.5% in each calendar quarter, though the actual number of shares of common stock that the Company offers to repurchase may be less in light of the limitations noted above.

Our board of directors reserves the right, in its sole discretion, to limit the number of shares to be repurchased for each class by applying the limitations on the number of shares to be repurchased, noted above, on a per class basis. We further anticipate that we will offer to repurchase such shares on each date of repurchase at a price equal to 90% of the current offering price on each date of repurchase. If the amount of repurchase requests exceeds the number of shares we seek to repurchase, we will repurchase shares on a pro-rata basis. As a result, we may repurchase less than the full amount of shares that shareholders submit for repurchase. If we do not repurchase the full amount of the shares that shareholders have requested to be repurchased, or we determine not to make repurchases of our shares, shareholders may not be able to dispose of their shares. Any periodic repurchase offers will be subject in part to our available cash and compliance with the Company Act.

The following table provides information concerning the Company’s repurchase of shares of common stock during the years ended December 31, 2017 and 2016 (no repurchases were made prior to 2016):

For the Three Months Ended	Repurchase Date	Shares Repurchased		Percentage of Shares Tendered That Were Repurchased	Average Price Paid Per Share	Aggregate Consideration for Repurchased Shares
Fiscal 2018
March 31, 2018	March 28, 2018		6,388.01	11%	$12.11	$77,359
Fiscal 2017
March 31, 2017	January 20, 2017		8,482.60	27%	$13.87	$117,654
June 30, 2017	May 12, 2017		1,936.81	6%	13.55	26,244
September 30, 2017	September 25, 2017		5,968.22	9%	12.30	73,409
December 31, 2017	December 22,2017		6,212.40	10%	12.11	75,232
Total			22,600.03	12%	12.94	292,539
Fiscal 2016
September 30, 2016	July 15, 2016		8,482.60	50%	$13.80	$117,060
December 31, 2016	October 14, 2016		8,482.60	48%	13.80	117,060
Total			16,965.20	49%	$13.80	$234,120

On March 28, 2018, the Company repurchased 6,388.01 shares of common stock (representing 11.1% of the shares of common stock tendered for repurchase) at $12.11 per share for aggregate consideration totaling $77,359.

NOTE 4 – RELATED PARTY TRANSACTIONS AND ARRANGEMENTS

The Adviser and TFA and their affiliates will receive compensation and reimbursement for services relating to our offering and the investment and management of its assets.

In connection with the Offering, the Company has incurred registration, organization, operating and offering costs. Such costs have been advanced by the Adviser. As discussed below, the Company has entered into an Expense Reimbursement Agreement with its Adviser. For the period from inception through December 31, 2017, certain registration, organization, operating and offering costs have been accounted for under the Expense Reimbursement Agreement and accordingly included in Reimbursement due from the Adviser on the statements of financial position.

The chart below, on a cumulative basis, discloses the components of the Reimbursement due from Adviser reflected on the Statements of Financial Position:

	December 31,	December 31,	December 31,
	2017	2016	2015
Operating Expenses	$1,977,504	$1,896,657	$1,225,595
Offering Costs	3,314,687	2,765,662	1,854,993
Due to related party offset	(4,707,407)	(4,213,469)	(2,512,824)
Reimbursements received from Adviser	(342,715)	(342,715)	(342,715)
Other amounts due to affiliates	15,559	448	448
Total Reimbursement due from Adviser	$257,628	$106,583	$225,497

Operating Expenses are the amounts reimbursed by the Adviser for our operating costs and offering costs are the cumulative amount of organizational and offering expenses reimbursed to us by the Adviser and subject to future reimbursement per the terms of our expense reimbursement agreement.

Due to related party offset represents the cash the Adviser paid directly for our operating and offering expenses and reimbursements received from sponsor are the amounts the Adviser paid in cash to us for reimbursement of our operating and offering costs.

The Company compensates the Adviser for investment services per an Investment Adviser Agreement (“Agreement”), approved by the Company’s directors, calculated as the sum of (1) base management fee, calculated quarterly at 0.5% of the Company’s average gross assets payable quarterly in arrears, and (2) an incentive fee upon capital gains determined and payable in arrears as of the end of each quarter or upon liquidation of the Company or upon termination of Agreement at 20% of Company’s realized capital gains, as defined. The Agreement expires July 2018 and may continue automatically for successive annual periods, as approved by the Company. All management fees earned by the Adviser prior to January 1, 2014 were waived by the Adviser.

As a BDC, we will be subject to certain regulatory restrictions in making our investments. For example, we generally will not be permitted to co-invest alongside our Adviser and its affiliates unless we obtain an exemptive order from the SEC or the transaction is otherwise permitted under existing regulatory guidance, such as syndicated transactions where price is the only negotiated term, and approval from our independent directors. As of December 31, 2017, the Company has two affiliate investments in ACON IWP Investors I, L.L.C and Javlin Capital, LLC (held by TPJ Holdings, Inc., a wholly-owned subsidiary.)

The Company compensates TFA for administration services per an Administration Agreement for costs and expenses incurred with the administration and operation of the Company. These costs include the allocable portion of the compensation and related expenses of certain personnel of TFA, providing administrative services to the Company on behalf of the Adviser. The Company reimburses TFA no less than quarterly for all costs and expenses incurred pursuant to this Agreement. TFA allocates the cost of such services to the Company based on factors such as total assets, revenues, time allocations and/or other reasonable metrics. Such agreement expires July 2018 and may continue automatically for successive annual periods, as approved by the Company. These fees have been reimbursed from the Adviser pursuant to the Expense Reimbursement Agreement discussed below.

The following table describes the fees and expenses incurred under the investment advisory and administration agreement and the dealer manager agreement during the years ended December 31, 2017, 2016 and 2015:

			Year Ended December 31,
Related Party	Source Agreement	Description	2017	2016	2015
Triton Pacific Adviser, LLC	Investment Adviser Agreement	Base Management Fees	$334,224	$225,492	$101,336
Triton Pacific Adviser, LLC	Investment Adviser Agreement	Capital Gains Incentive Fees (1)	$(334)	$(35,216)	$37,014
TFA Associates, LLC	Administration Agreement	Administrative Services Expenses	$301,986	$298,864	$257,576
Triton Pacific Securities, LLC	Dealer Manager Agreement	Dealer Manager Fees(2)	$122,150	$136,896	$98,817

(1)	During the years ended December 31, 2017, 2016 and 2015, the Company earned capital gains incentive fees of ($334), ($35,216), and $37,014, respectively, based on the performance of its portfolio, of which ($334), ($35,216), and $35,550, respectively, was based on unrealized gains, and $0, $0, and $1,464, respectively, was based on realized gains. No capital gains incentive fees are actually payable by the Company with respect to unrealized gains unless and until those gains are actually realized. See Note 2 for a discussion of the methodology employed by the Company in calculating the capital gains incentive fees.

(2)	During the years ended December 31, 2017, 2016 and 2015, the Company paid the Dealer Manager $606,188, $581,515, and $398,363, respectively, in sales commissions and dealer fees. $122,150, $136,896, and $98,817 were retained by TPS, respectively, and the remainder re-allowed to third party participating broker dealers.

Expense Reimbursement Agreement

On March 27, 2014, the Company and its Adviser agreed to an Expense Support and Conditional Reimbursement Agreement, or the Expense Reimbursement Agreement. The Expense Reimbursement Agreement was amended and restated effective November 17, 2014. Under the Expense Reimbursement Agreement, as amended, the Adviser, in consultation with the Company, will pay up to 100% of both the Company’s organizational and offering expenses and its operating expenses, all as determined by the Company and the Adviser. As used in the Expense Reimbursement Agreement, operating expenses refer to third party operating costs and expenses incurred by the Company, as determined under GAAP for investment management companies. Organizational and offering expenses include expenses incurred in connection with the organization of the Company and expenses incurred in connection with its offering, which are recorded as a component of equity. The Expense Reimbursement Agreement states that until the net proceeds to the Company from its offering are at least $25 million, the Adviser will pay up to 100% of both the Company’s organizational and offering expenses and its operating expenses. After the Company receives at least $25 million in net proceeds from its offering, the Adviser may, with the Company’s consent, continue to make expense support payments to the Company in such amounts as are acceptable to the Company and the Adviser. Any expense support payments shall be paid by the Adviser to the Company in any combination of cash, and/or offsets against amounts otherwise due from the Company to the Adviser.

Under the Expense Reimbursement Agreement as amended, once the Company has received at least $25 million in net proceeds from its offering, during any quarter occurring within three years of the date on which the Company incurred any expenses that are funded by the Adviser, the Company is required to reimburse the Adviser for any expense support payments the Company received from them. However, with respect to any expense support payments attributable to the Company’s operating expenses, (i) the Company will only reimburse the Adviser for expense support payments made by the Adviser to the extent that the payment of such reimbursement (together with any other reimbursement paid during such fiscal year) does not cause “other operating expenses” (as defined below) (on an annualized basis and net of any expense reimbursement payments received by the Company during such fiscal year) to exceed the percentage of the Company’s average net assets attributable to shares of its common stock represented by “other operating expenses” during the fiscal year in which such expense support payment from the Adviser was made (provided, however, that this clause (i) shall not apply to any reimbursement payment which relates to an expense support payment from the Adviser made during the same fiscal year); and (ii) the Company will not reimburse the Adviser for expense support payments made by the Adviser if the annualized rate of regular cash distributions declared by the Company at the time of such reimbursement payment is less than the annualized rate of regular cash distributions declared by the Company at the time the Adviser made the expense support payment to which such reimbursement relates. “Other operating expenses” means the Company’s total operating expenses excluding base management fees, incentive fees, organization and offering expenses, financing fees and costs, interest expense, brokerage commissions and extraordinary expenses.

Quarter Ended	Amount of Expense Payment Obligation	Amount of Offering Cost Payment Obligation	Operating Expense Ratio as of the Date Expense Payment Obligation Incurred(1)	Annualized Distribution Rate as of the Date Expense Payment Obligation Incurred(2)	Eligible for Reimbursement Through
September 30, 2012	$21,826		432.69%	-	September 30, 2015
December 31, 2012	$26,111		531.09%	-	December 31, 2015
March 31, 2013	$30,819		N/A	-	March 31, 2016
June 30, 2013	$59,062		N/A	-	June 30, 2016
September 30, 2013	$65,161		N/A	-	September 30, 2016
December 31, 2013	$91,378		455.09%	-	December 31, 2016
March 31, 2014	$68,293		148.96%	-	March 31, 2017
June 30, 2014	$70,027	$898,518	23.17%	-	June 30, 2017
September 30, 2014	$92,143	$71,060	20.39%	-	September 30, 2017
December 31, 2014	$115,777	$90,860	11.15%	-	December 31, 2017
March 31, 2015	$134,301	$106,217	13.75%	2.01%	March 31, 2018
June 30, 2015	$166,549	$167,113	14.10%	3.20%	June 30, 2018
September 30, 2015	$147,747	$240,848	10.45%	3.20%	September 30, 2018
December 31, 2015	$136,401	$280,376	7.41%	3.60%	December 31, 2018
March 31, 2016	$157,996	$232,895	6.00%	3.52%	March 31, 2019
June 30, 2016	$206,933	$285,878	4.95%	3.52%	June 30, 2019
September 30, 2016	$201,573	$223,020	4.52%	3.13%	September 30, 2019
December 31, 2016	$104,561	$168,876	4.45%	3.11%	December 31, 2019
March 31, 2017	$80,847	$252,875	4.21%	3.19%	March 31, 2020
June 30, 2017	$0	$176,963	3.98%	3.18%	June 30, 2020
September 30, 2017	$0	$119,188	4.19%	3.00%	September 30, 2020
December 31, 2017	$0	$0	N/A	N/A	N/A

(1)	“Operating Expense Ratio” includes all expenses borne by us, except for organizational and offering expenses, base management and incentive fees owed to our Adviser, financing fees and costs, interest expense, brokerage commissions and extraordinary expenses. The Company did not achieve its minimum offering amount until June 25, 2014 and as a result, did not invest the proceeds from the offering and realize any income from investments prior to the end of its fiscal quarter.
(2)	“Annualized Distribution Rate” equals the annualized rate of distributions paid to stockholders based on the amount of the regular cash distribution paid immediately prior to the date the expense support payment obligation was incurred by our Adviser. “Annualized Distribution Rate” does not include special cash or stock distributions paid to stockholders. The Company did not achieve its minimum offering amount until June 25, 2014 and as a result, did not have an opportunity to invest the proceeds from the offering and realize any income from investments or pay any distributions to stockholders prior to the end of its fiscal quarter.

In addition, with respect to any expense support payment attributable to the Company’s organizational and offering expenses, the Company will only reimburse the Adviser for expense support payments made by the Adviser to the extent that the payment of such reimbursement (together with any other reimbursement for organizational and offering expenses paid during such fiscal year) is limited to 15% of cumulative gross sales proceeds from the Company’s offering including the sales load (or dealer manager fee) paid by the Company.

The Company or the Adviser may terminate the Expense Reimbursement Agreement at any time upon thirty days’ written notice; however, the Adviser has indicated that it expects to continue such reimbursements until it deems that the Company has achieved economies of scale sufficient to ensure that the Company bears a reasonable level of expenses in relation to its income. The Expense Reimbursement Agreement will automatically terminate upon termination of the Investment Advisory Agreement or upon the Company’s liquidation or dissolution.

The Expense Reimbursement Agreement is, by its terms, effective retroactively to the Company’s inception date of April 29, 2011 for operating expenses and from the break of escrow on June 25, 2014 for offering expenses. As of December 31, 2017, $5,292,191 has been recorded as Reimbursement due from the Adviser pursuant to the Expense Reimbursement Agreement. Of this, $4,707,407 representing an amount due to the Adviser, was netted against the Reimbursement due from Adviser and $342,715 was paid to the Company by the Adviser.

Beginning the year ended December 31, 2016, the Adviser began to reimburse less than 100% of operating expenses, and for the year ended December 31, 2017, the Adviser did not reimburse any operating expenses after the first quarter. Additionally, the Adviser did not reimburse any offering expenses for the fourth quarter of 2017. Of these offering and operating expenses, $1,701,035 has exceeded the three-year period for repayment and will not be repayable by the Company.

NOTE 5 – DISTRIBUTIONS

The following table reflects the cash distributions per share that the Company declared and paid on its common stock during the years ended December 31, 2017, 2016 and 2015:

	Distribution
Fiscal 2017	Per Share	Amount
January 27, 2017	$0.04000	39,407
February 24, 2017	$0.04000	41,323
March 23, 2017	$0.04000	42,513
April 27, 2017	$0.04000	44,526
May 25, 2017	$0.04000	46,364
June 23, 2017	$0.04000	47,861
July 21, 2017	$0.04000	48,678
August 29, 2017	$0.03417	44,767
September 28, 2017	$0.03417	45,500
October 26, 2017	$0.03417	46,109
November 27, 2017	$0.03370	46,685
December 26, 2017	$0.03370	47,326

Fiscal 2016
January 22, 2016	$0.04500	$25,244
February 16, 2016	$0.04500	$26,477
March 23, 2016	$0.04500	$30,271
April 21, 2016	$0.04500	$32,832
May 19, 2016	$0.04500	$34,950
June 23, 2016	$0.04500	$36,206
July 21, 2016	$0.04000	$32,318
August 25, 2016	$0.04000	$33,293
September 22, 2016	$0.04000	$33,877
October 20, 2016	$0.04000	$35,164
November 18, 2016	$0.04000	$37,327
December 20, 2016	$0.04000	$38,091

Fiscal 2015
January 20, 2015	$0.07545	$17,314
April 13, 2015	$0.11600	$28,334
April 29, 2015	$0.04000	$9,880
May 29, 2015	$0.04000	$12,634
June 29, 2015	$0.04000	$13,295
July 30, 2015	$0.04000	$13,676
August 28, 2015	$0.04000	$14,511
September 29, 2015	$0.04000	$16,287
October 22.2015	$0.04500	$19,484
November 25, 2015	$0.04500	$21,169
December 24, 2015	$0.04500	$23,491

Prior to April 2015, the Company’s distributions were paid quarterly in arrears.  On April 2, 2015, the Company authorized and declared a first quarter cash distribution of $0.116 per share, to the shareholders of record as of April 13, 2015. Beginning April 2015, the Company commenced the declaration and payment of monthly distributions, payable in advance, in each case, subject to the discretion of the Company’s board of directors and applicable legal restrictions.

On January 25, 2018, February 23, 2018, and March 27, 2018 the Company authorized and declared a cash distribution of $0.0337 per share for the months of January, February and March, 2018, to the shareholders of record as of January 29, 2018, February 28, 2018, and March 28, 2018, respectively. The timing and amount of any future distributions to stockholders are subject to applicable legal restrictions and the sole discretion of the Company’s board of directors.

The Company has adopted an “opt in” distribution reinvestment plan for its stockholders. As a result, if the Company makes a cash distribution, its stockholders will receive distributions in cash unless they specifically “opt in” to the distribution reinvestment plan so as to have their cash distributions reinvested in additional shares of the Company’s common stock. However, certain state authorities or regulators may impose restrictions from time to time that may prevent or limit a stockholder’s ability to participate in the distribution reinvestment plan.

The Company may fund its cash distributions to stockholders from any sources of funds legally available to it, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to the Company on account of preferred and common equity investments in portfolio companies and expense reimbursements from the Adviser. The Company has not established limits on the amount of funds it may use from available sources to make distributions.

The following table reflects the sources of the cash distributions on a tax basis that the Company paid on its common stock during the years ended December 31, 2017, 2016 and 2015:

	2017		2016		2015
Source of Distribution	Distribution Amount	Percentage	Distribution Amount	Percentage	Distribution Amount	Percentage
Offering proceeds	$-	-	$-	-	$-	-
Borrowings	-	-	-	-	-	-
Net investment income (prior to expense reimbursement)(1)	-	-	-	-	-	-
Short-term capital gains proceeds from the sale of assets	47,998	9%	-	-	7,002	4%
Long-term capital gains proceeds from the sale of assets	-	-	-	-	-	-
Distributions from common equity (return of capital)	493,061	91%	-	-	-	-
Expense reimbursement from sponsor	-	-	396,050	100%	183,073	96%
Total	$541,059	100%	$396,050	100%	$190,075	100%

(1)	During the year ended December 31, 2017, 93.7% of the Company’s gross investment income was attributable to cash income earned, and 6.3% was attributable to non-cash accretion of discount and paid-in-kind interest.

The Company’s net investment income (loss) on a tax basis for the years ended December 31, 2017, 2016 and 2015 was ($192,563), $335,572, and $174,880, respectively. As of December 31, 2017, 2016 and 2015, the Company had ($2,126,246), $32,116, and $189,124, respectively, of undistributed (overdistributed) net investment income and realized gains on a tax basis.

The primary difference between the Company’s GAAP-basis net investment income and its tax-basis net investment income (loss) is due to the reversal of the required accrual for GAAP purposes of incentive fees on unrealized gains even though no such incentive fees on unrealized gains are payable by the Company for the years ended December 31, 2017, 2016 and 2015.

The following table sets forth reconciliation between GAAP basis net investment income (loss) and tax basis net investment income (loss) for the years ended December 31, 2017, 2016 and 2015:

	Year Ended December 31,
	2017	2016	2015
GAAP basis net investment income (loss)	$(192,229)	$370,788	$140,492
Reversal of incentive fee accrual on unrealized gains	(334)	(35,216)	35,550
Other book-tax differences	-	-	(1,162)
Tax-basis net investment income (loss)	$(192,563)	$335,572	$174,880

The determination of the tax attributes of the Company’s distributions is made annually as of the end of the Company’s fiscal year based upon the Company’s taxable income for the full year and distributions paid for the full year. The actual tax characteristics of distributions to stockholders are reported to stockholders annually on Form 1099-DIV.

As of December 31, 2017, 2016 and 2015, the components of accumulated earnings on a tax basis were as follows:

	Year Ended December 31,
	2017	2016	2015
Distributable realized gains (long-term capital gains)	$65,363	$21,925	$2,192
Distributable ordinary income (loss) (income and short-term capital gains (loss))	(677,099)	8,525	9,184
Net unrealized appreciation (depreciation) on investments	(1,514,510)	1,666	177,748
Total	$(2,126,246)	$32,116	$189,124

The aggregate cost of the Company’s investments for U.S. federal income tax purposes totaled $13,550,047, $10,597,454, and $5,578,844 for the years ended December 31, 2017, 2016 and 2015, respectively. The aggregate net unrealized appreciation (depreciation) on investments on a tax basis was ($1,514,510), $1,666, and $177,748 as of December 31, 2017, 2016 and 2015, respectively.

NOTE 6 – INVESTMENT PORTFOLIO

The following table summarizes the composition of the Company’s investment portfolio at amortized cost and fair value as of December 31, 2017, 2016 and 2015:

	December 31, 2017			December 31, 2016			December 31, 2015
	Investments at Amortized Cost(1)	Investments at Fair Value	Fair Value Percentage of Total Portfolio	Investments at Amortized Cost(1)	Investments at Fair Value	Fair Value Percentage of Total Portfolio	Investments at Amortized Cost(1)	Investments at Fair Value	Fair Value Percentage of Total Portfolio
Senior Secured Loans First Lien	$7,714,423	7,690,952	64%	$6,680,615	6,761,313	64%	$2,426,089	$2,389,377	43%
Senior Secured Loans Second Lien	3,919,236	3,806,683	32%	2,024,991	1,967,658	19%	1,065,681	1,041,875	19%
Subordinated Debt	666,389	-	0%	646,901	646,901	6%	609,219	609,219	11%
Equity/Other	1,250,000	537,903	4%	1,250,000	1,228,301	12%	1,250,000	1,488,266	27%
Total	$13,550,048	$12,035,538	100%	$10,602,507	$10,604,173	100%	$5,350,989	$5,528,737	100%

(1)	Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.

The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets in such industries as of December 31, 2017, 2016 and 2015:

	December 31, 2017		December 31, 2016		December 31, 2015
Industry Classification	Fair Value	Percentage of Portfolio	Fair Value	Percentage of Portfolio	Fair Value	Percentage of Portfolio
Automotive Repair, Services, and Parking	$-	0.0%	$122,459	1.2%	$122,458	2.2%
Beverage, Food & Tobacco	1,618,327	13.4%	1,162,891	11.0%	470,860	8.5%
Business Services	4,325,419	35.8%	2,793,526	26.3%	633,547	11.5%
Consumer Services	1,671,168	13.9%	955,659	9.0%	-	0.0%
Energy: Oil & Gas	337,488	2.8%	346,500	3.3%	-	0.0%
Healthcare & Pharmaceuticals	734,869	6.1%	1,403,008	13.2%	1,445,024	26.1%
High Tech Industries	833,178	6.9%	1,016,921	9.6%	697,895	12.6%
Hotel, Gaming & Leisure	352,809	2.9%	-	0.0%	-	0.0%
Media: Diversified and Production	334,586	2.8%	347,375	3.3%	-	0.0%
Metals & Mining	1,143,870	9.5%	245,625	2.3%	210,521	3.8%
Paper and Allied Products	-	0.0%	115,294	1.1%	118,972	2.2%
Retail	-	0.0%	712,500	6.7%	-	0.0%
Specialty Finance	-	0.1%	1,184,130	11.2%	1,359,219	24.6%
Telecommunications	496,322	4.2%	-	0.0%	-	0.0%
Transportation: Cargo	-	0.0%	-	0.0%	121,371	2.2%
Wholesale Trade-Durable Goods	-	0.0%	-	0.0%	122,874	2.2%
Wholesale Trade-Nondurable Goods	187,502	1.6%	198,285	1.8%	225,996	4.1%
Total	$12,035,538	100.0%	$10,604,173	100.0%	$5,528,737	100.0%

On June 30, 2017, the Company made the decision to write down the carrying value of its investment value in Javlin Financial. The decision was due to performance issues within Javlin Financial’s core business and a breakdown in restructuring negotiations between the Company, its lenders, and Javlin Financial’s controlling shareholder. It is unknown at this time if there will be any value to the investment.

NOTE 7 – FAIR VALUE OF FINANCIAL INSTRUMENTS

Under existing accounting guidance, fair value is defined as the price that the Company would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. This accounting guidance emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances.

The Company classifies the inputs used to measure these fair values into the following hierarchy as defined by current accounting guidance:

Level 1: Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2: Inputs that are quoted prices for similar assets or liabilities in active markets.

Level 3: Inputs that are unobservable for an asset or liability.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

As of December 31, 2017, 2016 and 2015, the Company’s investments were categorized as follows in the fair value hierarchy:

Valuation Inputs	December 31, 2017	December 31, 2016	December 31, 2015
Level 1—Price quotations in active markets	$-	$-	$-
Level 2—Significant other observable inputs	-	-	-
Level 3—Significant unobservable inputs	12,035,538	10,604,173	5,528,737
Total	$12,035,538	$10,604,173	$5,528,737

The Company’s investments as of December 31, 2017 consisted of debt securities that are traded on a private over-the-counter market for institutional investors, a subordinated convertible note and two equity investments. The Company valued its debt investments by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by independent third-party pricing services and screened for validity by such services. The determination of fair market value for the equity positions were determined by considering, among other factors, various income scenarios and multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues, waterfall and liquidation priority and market comparables, book value multiples, economic profits and portfolio multiples.

The Company may periodically benchmark the bid and ask prices it receives from the third-party pricing services against the actual prices at which the Company purchases and sells its investments. Based on the results of the benchmark analysis and the experience of the Company’s management in purchasing and selling these investments, the Company believes that these prices are reliable indicators of fair value. However, because of the private nature of this marketplace (meaning actual transactions are not publicly reported), the Company believes that these valuation inputs are classified as Level 3 within the fair value hierarchy. The Company’s board of directors reviewed and approved the valuation determinations made with respect to these investments in a manner consistent with the Company’s valuation process.

The significant unobservable inputs used in the market approach of fair value measurement of our investments are the market multiples of EBITDA of comparable companies. The Company selects a population of companies for each investment with similar operations and attributes of the portfolio company. Using these guideline companies’ data, a range of multiples of enterprise value to EBITDA is calculated. The Company selects percentages from the range of multiples for purposes of determining the portfolio company’s estimated enterprise value based on said multiple and generally the latest twelve months’ EBITDA of the portfolio company. Significant increases or decreases in enterprise value may result in increases or decreases in the fair value estimate of the equity investment.

The following is a reconciliation for the year ended December 31, 2017 of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	For the year ended December 31, 2017
	Senior Secured Loans - First Lien	Senior Secured Loans - Second Lien	Subordinated Convertible Debt	Equity/Other	Total
Fair value at beginning of period	$6,761,313	$1,967,658	$646,901	$1,228,301	$10,604,173
Accretion of discount (amortization of premium)	21,761	10,005	-	-	31,766
Net realized gain (loss)	50,321	41,115	-	-	91,436
Net change in unrealized appreciation (depreciation)	(104,169)	(55,220)	(666,389)	(690,398)	(1,516,176)
Purchases	4,392,250	2,720,625	-	-	7,112,875
Paid-in-kind interest	-	-	19,488	-	19,488
Sales and redemptions	(3,430,524)	(877,500)	-	-	(4,308,024)
Net transfers in or out of Level 3	-	-	-
Fair value at end of period	$7,690,952	$3,806,683	$-	$537,903	$12,035,538

The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$(104,169)	$(55,220)	$-	$(690,398)	$(849,787)

The following is a reconciliation for the year ended December 31, 2016 of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	For the year ended December 31, 2016
	Senior Secured Loans - First Lien	Senior Secured Loans - Second Lien	Subordinated Convertible Debt	Equity/Other	Total
Fair value at beginning of period	$2,389,377	$1,041,875	$609,219	$1,488,266	$5,528,737
Accretion of discount (amortization of premium)	12,124	6,512			18,636
Net realized gain (loss)	19,433	298			19,731
Net change in unrealized appreciation (depreciation)	117,410	(33,527)		(259,965)	(176,082)
Purchases	5,083,375	1,202,500			6,285,875
Paid-in-kind interest	-	-	37,682		37,682
Sales and redemptions	(860,406)	(250,000)			(1,110,406)
Net transfers in or out of Level 3	-	-	-	-	-
Fair value at end of period	$6,761,313	$1,967,658	$646,901	$1,228,301	$10,604,173

The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$117,410	$(33,527)	$-	$(259,965)	$(176,082)

The following is a reconciliation for the year ended December 31, 2015 of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	For the year ended December 31, 2015
	Senior Secured Loans - First Lien	Senior Secured Loans - Second Lien	Subordinated Convertible Debt	Equity/Other	Total
Fair value at beginning of period	$1,351,932	$119,375	$-	$-	$1,471,307
Accretion of discount (amortization of premium)	4,185	2,389	-	-	6,574
Net realized gain (loss)	7,321	-	-	-	7,321
Net change in unrealized appreciation (depreciation)	(36,715)	(23,014)	-	238,266	178,537
Purchases	1,477,625	943,125	600,000	1,250,000	4,270,750
Paid-in-kind interest	-	-	9,219	-	9,219
Sales and redemptions	(414,971)	-	-	-	(414,971)
Net transfers in or out of Level 3	-	-	-	-	-
Fair value at end of period	$2,389,377	$1,041,875	$609,219	$1,488,266	$5,528,737

The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$(36,715)	$(23,014)	$-	$238,266	$178,537

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements of assets as of December 31, 2017 were as follows:

Asset Category	Fair Value	Primary Valuation Technique	Unobservable Inputs	Range	Weighted Average
Senior Secured First Lien Debt	7,690,952	Market quotes	Indicative dealer quotes	78.05 - 102.00	98.73
Senior Secured Second Lien Debt	3,806,683	Market quotes	Indicative dealer quotes	26.67 - 103.00	98.55
Subordinated Debt	-	Distribution waterfall/ liquidation priorities	N/A	N/A	N/A
Equity/Other	-	Distribution waterfall/ liquidation priorities	N/A	N/A	N/A
Equity/Other	537,903	Market comparables	EBITDA multiples (x)	7.15x - 9.15x	8.15x
Total	$12,035,538

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements of assets as of December 31, 2016 were as follows:

Asset Category	Fair Value	Primary Valuation Technique	Unobservable Inputs	Range	Weighted Average
Senior Secured First Lien Debt	$6,761,313	Market quotes	Indicative dealer quotes	79.50 - 102.00	99.63
Senior Secured Second Lien Debt	1,967,658	Market quotes	Indicative dealer quotes	58.00 - 102.19	94.31
Subordinated Debt	646,901	Discounted cash flow	Discount rate/ income multiple	14.6% - 17.4%/ 2.4x - 34.0x	15%
Equity/Other	537,229	Discounted cash flow	Discount rate/ income multiple	14.6% - 17.4%/ 2.4x - 34.0x	15%
Equity/Other	691,072	Market comparables	EBITDA multiples (x)	7.15x - 9.15x	8.15x
Total	$10,604,173

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements of assets as of December 31, 2015 were as follows:

Asset Category	Fair Value	Primary Valuation Technique	Unobservable Inputs	Range	Weighted Average
Senior Secured First Lien Debt	$2,389,377	Market quotes	Indicative dealer quotes	87.00 - 100.00	97.36
Senior Secured Second Lien Debt	1,041,875	Market quotes	Indicative dealer quotes	83.17 - 99.88	93.01
Subordinated Debt	609,219	Market comparables	EBITDA multiples (x)	11.9x - 15.0x	13.0x
Equity/Other	750,000	Market comparables	Book value multiples (x)	1.2x - 2.6x	1.9x
Equity/Other	738,266	Market comparables	EBITDA multiples (x)	8.15x	8.15x
Total	$5,528,737

On June 30, 2017, the Company made the decision to write down the carrying value of its investment value in Javlin Financial. The decision was due to performance issues within Javlin Financial’s core business and a breakdown in restructuring negotiations between the Company, its lenders, and Javlin Financial’s controlling shareholder. It is unknown at this time if there will be any value to the investment.

NOTE 8 – FINANCIAL HIGHLIGHTS

The following is a schedule of financial highlights of the Company for the years ended December 31, 2017, 2016 and 2015:

	Year Ended	Year Ended	Year Ended
	December 31, 2017	December 31, 2016	December 31, 2015
Per Share Data:
Net asset value, beginning of period	$13.55	$13.75	$13.50
Results of operations(1)
Net investment income (loss)	(0.16)	0.48	0.41
Net realized and unrealized appreciation (depreciation) on investments (2)	(1.12)	(0.14)	0.41
Net increase (decrease) in net assets resulting from operations	(1.28)	0.34	0.82
Stockholder distributions (3)
Distributions from net investment income	(0.41)	(0.51)	(0.55)
Distributions from net realized gain on investments	(0.04)	-	(0.02)
Net decrease in net assets resulting from stockholder distributions	(0.45)	(0.51)	(0.57)
Capital share transactions
Issuance of common stock(4)	0.07	(0.03)	0.03
Offering costs(1)	-	-	(0.03)
Net increase (decrease) in net assets resulting from capital share transactions	0.07	(0.03)	-
Net asset value, end of period	$11.89	$13.55	$13.75
Shares outstanding, end of period	1,417,233	976,406	532,978
Total return(5)	-8.9%	2.2%	6.1%
Ratio/Supplemental Data:
Net assets, end of period	$16,849,237	$13,228,702	$7,329,653
Ratio of net investment income to average net assets	-1.3%	3.6%	3.0%
Ratio of total operating expenses to average net assets	7.3%	7.2%	13.4%
Ratio of expenses reimbursed by sponsor to average net assets	0.5%	6.5%	12.7%
Ratio of expense recoupment payable to sponsor to average net assets	0.0%	0.0%	0.0%
Ratio of capital gain incentive fee to average net assets	0.00%	-0.34%	0.80%
Ratio of net operating expenses to average net assets	6.7%	0.7%	0.0%
Portfolio turnover(6)	28.6%	10.8%	14.3%

(1)	The per share data was derived by using the weighted average shares outstanding for the years ended December 31, 2017, 2016 and 2015.

(2)	The amount shown for a share outstanding throughout the year may not agree with the change in the aggregate gains and losses in portfolio securities for the year because of the timing of sales of the Company’s shares in relation to fluctuating market values for the portfolio.
(3)	The per share data for distributions reflects the actual amount of distributions paid per share during the applicable period.

(4)	The issuance of common stock on a per share basis reflects the incremental net asset value changes as a result of the issuance of shares of common stock in the Company’s continuous public offering and pursuant to the Company’s distribution reinvestment plan. The issuance of common stock at an offering price, net of sales commissions and dealer manager fees, that is greater than the net asset value per share results in an increase in net asset value per share.
(5)	The total return for each period presented was calculated by taking the net asset value per share as of the end of the applicable period, adding the cash distributions per share which were declared during the applicable calendar year and dividing the total by the net asset value per share at the beginning of the applicable year. The total return does not consider the effect of the sales load from the sale of the Company’s common stock. The total return includes the effect of the issuance of shares at a net offering price that is greater than net asset value per share, which causes an increase in net asset value per share. The historical calculation of total return in the table should not be considered a representation of the Company’s future total return, which may be greater or less than the return shown in the table due to a number of factors, including the Company’s ability or inability to make investments in companies that meet its investment criteria, the interest rate payable on the debt securities the Company acquires, the level of the Company’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Company encounters competition in its markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Company’s investment portfolio during the applicable period and are calculated in accordance with GAAP. These return figures do not represent an actual return to stockholders.

NOTE 9 – COMMITMENTS AND CONTINGENCIES

The Company enters into contracts that contain a variety of indemnification provisions. The Company’s maximum exposure under these arrangements is unknown; however, the Company has not had prior claims or losses pursuant to these contracts. Management has reviewed the Company’s existing contracts and expects the risk of loss to the Company to be remote.

The Company is not currently subject to any material legal proceedings and, to the Company’s knowledge, no material legal proceedings are threatened against the Company. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts with its portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, the Company does not expect that any such proceedings will have a material effect upon its financial condition or results of operations.

NOTE 10 – SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED)

The following are the quarterly results of operations for the years ended December 31, 2017, and 2016. The following information reflects all normal recurring adjustments necessary for a fair presentation of the information for the periods presented. The operating results for any quarter are not necessarily indicative of results for any future period.

	Quarter Ended
	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Investment income	$220,782	$227,488	$185,630	$183,548
Operating expenses
Total operating expenses	335,898	283,890	218,629	252,107
Expense reimbursement from sponsor	-	-	-	(80,847)
Net operating expenses	335,898	283,890	218,629	171,260
Net investment income (loss)	(115,116)	(56,402)	(32,999)	12,288
Realized gain on investments	302	26,569	51,950	12,615
Net increase (decrease) in unrealized appreciation on investments	(66,150)	(131,397)	(1,410,823)	92,194
Net increase (decrease) in net assets resulting from operations	$(180,964)	$(161,230)	$(1,391,872)	$117,097
Per share information-basic and diluted
Net investment income (loss) - Basic and diluted	$(0.08)	$(0.04)	$(0.03)	$0.01
Net increase (decrease) in net assets resulting from operations - Basic and diluted	$(0.13)	$(0.13)	$(1.21)	$0.12
Weighted average shares outstanding - Basic and diluted	1,375,869	1,266,225	1,147,150	1,016,727

	Quarter Ended
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Investment income	$147,877	$114,659	$97,382	$80,830
Operating expenses
Total operating expenses	144,510	212,838	220,244	163,430
Expense reimbursement from sponsor	(104,560)	(201,573)	(206,933)	(157,996)
Net operating expenses	39,950	11,265	13,311	5,434
Net investment income	107,927	103,394	84,071	75,396
Realized gain (loss) on investments	20,898	-	(1,167)	-
Net increase (decrease) in unrealized appreciation on investments	(334,128)	56,324	74,549	27,173
Net increase (decrease) in net assets resulting from operations	$(205,303)	$159,718	$157,453	$102,569
Per share information-basic and diluted
Net investment income - Basic and diluted	$0.12	$0.12	$0.11	$0.12
Net increase (decrease) in net assets resulting from operations - Basic and diluted	$(0.22)	$0.19	$0.21	$0.17
Weighted average shares outstanding - Basic and diluted	915,626	827,457	763,960	603,230

The sum of quarterly per share amounts does not necessarily equal per share amounts reported for the years ended December 31, 2017 and 2016. This is due to changes in the number of weighted-average shares outstanding and the effects of rounding for each period.

NOTE 11 – SUBSEQUENT EVENTS

Management has evaluated all known subsequent events through the date the accompanying financial statements were available to be issued on April 2, 2018, and notes the following:

For the period beginning January 1, 2018 and ending April 2, 2018, the Company sold 68,506.32 shares of its common stock for total gross proceeds of $923,815, issued amounts pursuant to its distribution reinvestment plan in the amount of $82,534, and repurchased 6,388.01 shares for total cost of $77,359 pursuant to the Company’s Repurchase Program.

Triton Pacific Investment Corporation, Inc.

CONSOLIDATED StatementS of Financial Position

	September 30, 2018 (unaudited)	December 31, 2017
ASSETS

Affiliate Investments, at fair value (amortized cost - $1,916,389 and $1,916,389, respectively)	$501,742	$537,903
Non-affiliate Investments, at fair value (amortized cost - $13,189,371 and $11,633,659, respectively)	13,003,062	11,497,635
Cash	4,921,673	5,648,505
Principal and interest receivable	25,410	41,027
Prepaid expenses	10,697	48,091
Reimbursement due from Adviser (see Note 4)	-	257,628
Due from affiliates	886	-
Deferred offering costs	205,174	84,070

TOTAL ASSETS	$18,668,644	$18,114,859

LIABILITIES AND NET ASSETS

LIABILITIES
Payable for investments purchased	$495,000	$990,000
Accounts payable and accrued liabilities	129,510	249,910
Due to related parties (see Note 4)	119,980	25,712
TOTAL LIABILITIES	744,490	1,265,622

COMMITMENTS AND CONTINGENCIES (see Note 9)

NET ASSETS
Common stock, $0.001 par value,
75,000,000 shares authorized,
1,573,804.22 and 1,417,233.32 shares issued and outstanding respectively	1,571	1,417
Capital in excess of par value	20,899,977	19,033,890
Accumulated undistributed net realized gains	37,415	65,363
Accumulated overdistributed net investment income	(1,413,853)	(736,923)
Accumulated unrealized depreciation on investments	(1,600,956)	(1,514,510)
TOTAL NET ASSETS	17,924,154	16,849,237

TOTAL LIABILITIES AND NET ASSETS	$18,668,644	$18,114,859

Net asset value per share of common stock at period end	$11.39	$11.89

The accompanying notes are an integral part of these statements.

Triton Pacific Investment Corporation, Inc.

CONSOLIDATED Statements of Operations

THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2018 AND 2017

(Unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2018	2017	2018	2017
INVESTMENT INCOME
Interest from affiliate investments	$-	$-	$-	$19,488
Interest from non-control/ non-affiliate investments	302,265	198,075	849,536	536,481
Fee income from non-control/ non-affiliate investments	277	29,413	7,502	40,697

Total investment income	302,542	227,488	857,038	596,666

OPERATING EXPENSES
Management fees	91,593	83,459	269,189	246,154
Capital gains incentive fees (see Notes 2 and 4)	-	-	-	(334)
Administrator expense	66,558	70,495	215,786	213,473
Professional fees	134,179	99,062	368,899	214,914
Insurance expense	17,791	17,779	57,317	57,251
Offering expense	83,942	-	170,932	-
Other operating expenses	27,339	13,095	56,487	23,168

Total operating expenses	421,402	283,890	1,138,610	754,626

Expense reimbursement from Sponsor	-	-	-	(80,847)

Net operating expenses	421,402	283,890	1,138,610	673,779

Net investment income/ (loss)	(118,860)	(56,402)	(281,572)	(77,113)

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized gain on non-affiliated investments	3,740	26,569	32,960	91,134
Net decrease in unrealized appreciation on affiliate investments	(782)	(88,923)	(36,161)	(1,350,763)
Net decrease in unrealized appreciation on non-control/ non-affiliate investments	(13,607)	(42,474)	(50,285)	(99,262)

Total net realized and unrealized loss on investments	(10,649)	(104,828)	(53,486)	(1,358,891)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(129,509)	$(161,230)	$(335,058)	$(1,436,004)

PER SHARE INFORMATION - Basic and Diluted
Net decrease in net assets from operations per share	$(0.08)	$(0.13)	$(0.22)	$(1.26)

Weighted average common shares outstanding - basic and diluted	1,544,718	1,266,225	1,500,612	1,143,880

The accompanying notes are an integral part of these statements.

Triton Pacific Investment Corporation, Inc.

CONSOLIDATED StatementS of CHANGES IN NET ASSETS

NINE MONTHS ended SEPTEMBER 30, 2018 AND 2017

(Unaudited)

	Nine months ended September 30,
	2018	2017
Operations
Net investment income/ (loss)	$(281,572)	$(77,113)
Net realized gain on investments	32,960	91,134
Net decrease in unrealized appreciation on investments	(86,446)	(1,450,025)
Net decrease in net assets resulting from operations	(335,058)	(1,436,004)
Stockholder distributions (see Note 5)
Distributions from net investment income	(395,356)	(341,207)
Distributions from net realized gain on investments	(60,908)	(59,732)
Net decrease in net assets resulting from stockholder distributions	(456,264)	(400,939)
Capital share transactions
Issuance of common stock (see Note 3)	1,686,734	4,817,586
Reinvestment of stockholder distributions (see Note 3)	256,864	214,336
Repurchase of shares of common stock	(77,359)	(217,307)
Net increase in net assets from capital share transactions	1,866,239	4,814,615

Total increase in net assets	1,074,917	2,977,672
Net assets at beginning of period	16,849,237	13,228,702
Net assets at end of period	$17,924,154	$16,206,374
Accumulated overdistributed net investment income	$(1,413,853)	$(431,069)
Accumulated undistributed net realized gains	$37,415	$14,444

The accompanying notes are an integral part of these statements.

Triton Pacific Investment Corporation, Inc.

CONSOLIDATED Statements of CASH FLOWS

NINE MONTHS ENDED SEPTEMBER 30, 2018 AND 2017

(Unaudited)

	Nine months ended
	September 30,
	2018	2017
CASH FLOWS FROM OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(335,058)	$(1,436,004)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used by operating activities
Purchases of investments	(4,426,250)	(6,118,500)
Proceeds from sales and repayments of investments	2,928,272	3,921,509
Net realized gain from investments	(32,960)	(91,134)
Net change in unrealized appreciation (depreciation) on investments	86,445	1,450,025
Accretion of discount	(24,773)	(23,918)
Net increase in paid-in-kind interest	-	(19,488)
Amortization of deferred offering costs	170,932	-
Change in assets and liabilities
Principal and interest receivable	15,617	(7,301)
Prepaid expenses	37,394	(21,803)
Deferred transaction costs	-	-
Reimbursement due from Adviser	257,628	(224,004)
Due from affiliates	(886)	-
Payable for investments purchased	(495,000)	175,875
Accounts payable and accrued liabilities	(120,400)	115,248
Due to related parties	94,268	(31,874)
NET CASH USED BY OPERATING ACTIVITIES	(1,844,771)	(2,311,369)

CASH FLOWS FROM FINANCING ACTIVITIES
Issuance of common stock	1,686,734	4,817,586
Payments on repurchases of shares of common stock	(77,359)	(217,307)
Stockholder distributions	(199,400)	(186,603)
Increases in distributions payable	-	(16,574)
Offering costs	(292,036)	-
NET CASH PROVIDED BY FINANCING ACTIVITIES	1,117,939	4,397,102

NET INCREASE (DECREASE) IN CASH	(726,832)	2,085,733

CASH - BEGINNING OF PERIOD	$5,648,505	$3,788,901

CASH - END OF PERIOD	$4,921,673	$5,874,634

Supplemental schedule of non-cash investing activities
Reinvestment of stockholder distributions	$256,864	$214,336

The accompanying notes are an integral part of these statements.

TRITON PACIFIC INVESTMENT CORPORATION, INC.

CONlSOLIDATED SCHEDULE OF INVESTMENTS

AS OF SEPTEMBER 30, 2018

(UNAUDITED)

Portfolio Company	Footnotes	Industry	Rate (b)	Floor	Maturity	Principal Amount/ Number of Shares	Amortized Cost(f)	Fair Value(c)
Senior Secured Loans—First Lien—44.55%
LSF9 Atlantis Holdings, LLC		Telecommunications	L+6.00% (8.12%)	2.12%	5/1/2023	$484,375	$480,491	$469,238
California Pizza Kitchen, Inc.		Beverage, Food & Tobacco	L+6.00% (8.39%)	2.39%	8/19/2022	343,000	340,751	334,425
CareerBuilder		Business Services	L+6.75% (9.14%)	2.39%	7/27/2023	369,112	357,002	369,804
Coronado Curragh LLC - Term Loan B		Metals & Mining	L+6.50% (8.89%)	2.39%	3/29/2025	345,543	334,639	349,862
Coronado Curragh LLC - Term Loan C		Metals & Mining	L+6.50% (8.89%)	2.39%	3/21/2025	94,475	92,018	95,656
Deluxe Entertainment Services Group, Inc.		Media: Diversified and Production	L+5.50% (7.84%)	2.34%	2/28/2020	333,512	329,039	306,831
Flavors Holdings, Inc. Tranche B		Beverage, Food & Tobacco	L+5.75% (8.14%)	2.39%	4/3/2020	98,839	97,511	92,415
GK Holdings, Inc.		Business Services	L+6.00% (8.39%)	2.39%	1/20/2021	120,313	119,976	112,191
GoWireless Holdings, Inc.		Consumer Services	L+6.50% (8.74%)	2.24%	12/20/2024	481,250	476,768	471,625
InfoGroup Inc.		Business Services	L+5.00% (7.39%)	2.39%	3/28/2023	492,500	488,744	492,091
Isagenix International LLC		Healthcare & Pharmaceuticals	L+5.75% (8.14%)	2.39%	4/25/2025	493,750	489,056	494,984
McAfee LLC		Business Services	L+4.50% (6.74%)	2.24%	9/27/2024	247,500	245,353	249,843
Moran Foods, LLC		Beverage, Food & Tobacco	L+6.00% (8.24%)	2.24%	12/5/2023	343,875	336,121	250,169
Prospect Medical Holdings, Inc.		Healthcare & Pharmaceuticals	L+5.50% (7.63%)	2.13%	2/22/2024	497,500	488,527	505,584
Quidditch Acquisition, Inc.		Beverage, Food & Tobacco	L+7.00% (9.17%)	2.17%	3/14/2025	497,500	488,237	506,206
Raley’s		Beverage, Food & Tobacco	L+5.25% (7.49%)	2.24%	5/18/2022	187,277	187,277	188,447
Sahara Parent Inc		Business Services	L+5.00% (7.26%)	2.26%	8/16/2024	346,500	343,533	347,713
Strike, LLC		Energy: Oil & Gas	L+8.00% (10.59%)	2.59%	11/30/2022	319,375	312,126	324,166
Travel Leaders Group, LLC		Hotel, Gaming & Leisure	L+4.00% (6.16%)	2.16%	1/25/2024	498,750	497,795	505,296
TruGreen Limited Partnership		Consumer Services	L+4.00% (6.13%)	2.13%	4/13/2023	343,035	339,583	347,109
Verdesian Life Sciences LLC		Wholesale Trade-Nondurable Goods	L+5.00% (7.34%)	2.34%	7/1/2020	199,417	198,695	190,443
Wirepath LLC		Consumer Services	L+4.50% (6.74%)	2.24%	8/5/2024	495,009	492,873	497,793
Yak Access LLC		Construction & Building	L+5.00% (7.14%)	2.14%	6/29/2025	500,000	485,424	483,750
Total Senior Secured Loans—First Lien						$8,132,407	$8,021,538	$7,985,641

Senior Secured Loans—Second Lien—27.99%
DG Investment Intermediate Holdings 2 Inc.		Business Services	L+6.75% (8.99%)	2.24%	2/1/2026	500,000	497,706	504,375
Encino Acquisition Partners Holdings, LLC		Energy: Oil & Gas	L+6.75% (7.75%)	1.00%	9/26/2025	500,000	495,000	502,500
Flavors Holdings, Inc.		Beverage, Food & Tobacco	L+10.00% (12.39%)	2.39%	10/7/2021	125,000	122,885	109,375
FullBeauty Brands Holding		High Tech Industries	L+9.00% (11.34%)	2.34%	10/13/2023	250,000	219,377	22,000
GK Holdings, Inc.		Business Services	L+10.25% (12.64%)	2.39%	1/21/2022	125,000	123,830	104,063
Inmar		Business Services	L+8.00% (10.24%)	2.24%	5/1/2025	500,000	493,807	502,500
M cAfee LLC		Business Services	L+8.50% (10.74%)	2.24%	9/26/2025	500,000	497,338	511,250
Neustar, Inc.		High Tech Industries	L+8.00% (10.24%)	2.24%	2/28/2025	749,792	740,292	746,043
NPC International, Inc.		Beverage, Food & Tobacco	L+7.50% (9.58%)	2.08%	3/28/2025	500,000	498,846	506,250
Oxbow Carbon LLC		Metals & Mining	L+7.50% (9.74%)	2.24%	1/4/2024	500,000	495,575	512,500
Patriot Container Corp.		Environmental	L+7.75% (9.96%)	2.21%	3/16/2026	500,000	490,680	490,000
Rocket Software, Inc.		Business Services	L+9.50% (11.89%)	2.39%	10/14/2024	500,000	492,497	506,565
Total Senior Secured Loans—Second Lien						$5,249,792	$5,167,833	$5,017,421

The accompanying notes are an integral part of these statements.

TRITON PACIFIC INVESTMENT CORPORATION, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

AS OF SEPTEMBER 30, 2018 (CONTINUED)

(UNAUDITED)

Portfolio Company	Footnotes	Industry	Rate (b)	Floor	Maturity	Principal Amount/ Number of Shares	Amortized Cost(f)	Fair Value(c)
Subordinated Convertible Debt—0.00%
Javlin Capital LLC Subordinated Convertible Note	(a) (e)	Specialty Finance	6.00%		3/31/2020	666,389	666,389	-
Total Subordinated Convertible Debt						$666,389	$666,389	$-

Equity/Other—2.80%
ACON IWP Investors I, L.L.C.	(a)	Healthcare & Pharmaceuticals				500,000	500,000	501,742
Javlin Capital LLC Class C-2 Preferred Units	(a) (d) (e)	Specialty Finance				214,286	750,000	-
Total Equity/Other						714,286	$1,250,000	$501,742

TOTAL INVESTMENTS—75.34%							$15,105,760	$13,504,804
OTHER ASSETS IN EXCESS OF LIABILITIES—24.66%								$4,419,350
NET ASSETS - 100.0%								$17,924,154

(a)	Affiliated investment as defined by the 1940 Act, whereby the Company owns between 5% and 25% of the portfolio company’s outstanding voting securities and the investments are not classified as controlled investments. Affiliated funds that are managed by an affiliate of Triton Pacific Adviser, LLC also hold investments in this security. The aggregate fair value of non-controlled, affiliated investments at September 30, 2018 represented 2.80% of the Company’s net assets. Fair value as of December 31, 2017 along with transactions during the nine months ended September 30, 2018 in affiliated investments were as follows):

			Nine months ended September 30, 2018
Non-controlled, Affiliated Investments	Number of Shares	Fair Value at December 31, 2017	Gross Additions (Cost)*	Gross Reductions (Cost)**	Unrealized Change in FMV	Fair Value at September 30, 2018	Net Realized Gain (Loss)	Interest & Dividends Credited to Income
ACON IWP Investors I, L.L.C.	500,000	$537,903	$-	$-	$(36,161)	$501,742	$-	$-
Javlin Capital, LLC, Convertible Note	666,389	-	-	-	-	-	-	-
Javlin Capital, LLC, C-2 Preferred Units	214,286	-	-	-	-	-	-	-
Total		$537,903	$-	$-	$(36,161)	$501,742	$-	$-

*Gross additions include increases in the cost basis of investments resulting from new portfolio investments, PIK interest, the amortization of unearned income, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category.

**Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category.

(b)	Certain variable rate securities in the Company’s portfolio bear interest at a rate determined by a publicly disclosed base rate spread. As of September 30, 2018, the three-month London Interbank Offered Rate, or LIBOR, was 2.39600%.

(c)	Fair value and market value are determined by the Company’s board of directors (see Note 7.)

(d)	Security held within TPJ Holdings, Inc., a wholly-owned subsidiary of the Company. See Note 2 for a dicussion on the basis of consolidation.

(e)	The investment is not a qualifying asset under the Investment Company Act of 1940, as amended. A business development company may not acquire any asset other than a qualifying asset, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the business development company’s total assets. As of September 30, 2018, 100% of the Company’s total assets represented qualifying assets based on fair market value, though the company does own non-qualifying assets as noted by this footnote (e).

(f)	See Note 5 for a discussion of the tax cost of the portfolio.

The accompanying notes are an integral part of these statements.

TRITON PACIFIC INVESTMENT CORPORATION, INC.
CONSOLIDATED SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 2017

Portfolio Company	Footnotes	Industry	Rate(b)	Base Rate Floor	Maturity	Principal Amount/ Number of Shares	Amortized Cost(f)	Fair Value(c)
Senior Secured Loans—First Lien—45.65%
LSF9 Atlantis Holdings, LLC		Telecommunications	L+6.00% (7.36%)	1.4%	5/1/2023	$493,750	$489,235	$496,322
California Pizza Kitchen, Inc.		Beverage, Food & Tobacco	L+6.00% (7.57%)	1.6%	8/19/2022	345,625	342,933	339,577
CareCentrix, Inc.		Healthcare & Pharmaceuticals	L+5.00% (6.69%)	1.7%	7/8/2021	195,500	192,300	196,966
CareerBuilder		Business Services	L+6.75% (8.44%)	1.7%	7/27/2023	493,750	479,771	481,406
Coronado Group LLC		Metals & Mining	L+7.00% (8.33%)	1.3%	6/6/2023	386,565	372,948	390,431
CRCI Holdings, Inc.		Business Services	L+5.50% (7.19%)	1.7%	8/31/2023	324,563	321,740	325,781
Deluxe Entertainment Services Group, Inc.		Media: Diversified and Production	L+5.50% (6.88%)	1.4%	2/28/2020	340,762	333,958	334,586
Flavors Holdings, Inc. Tranche B		Beverage, Food & Tobacco	L+5.75% (7.44%)	1.7%	4/3/2020	104,687	102,670	97,098
GK Holdings, Inc.		Business Services	L+6.00% (7.69%)	1.7%	1/20/2021	121,250	120,778	97,364
GoWireless Holdings, Inc.		Consumer Services	L+6.50% (8.16%)	1.7%	12/20/2024	500,000	495,000	496,250
IG Investments Holdings, LLC		Business Services	L+3.50% (5.19%)	1.7%	10/29/2021	345,543	344,239	349,431
InfoGroup Inc.		Business Services	L+5.00% (6.69%)	1.7%	3/28/2023	496,250	491,871	493,769
Jackson Hewitt, Inc.		Business Services	L+7.00% (8.38%)	1.4%	7/30/2020	186,139	183,882	184,509
McAfee LLC		Business Services	L+4.50% (6.07%)	1.6%	9/27/2024	249,375	246,960	248,930
Moran Foods, LLC		Beverage, Food & Tobacco	L+6.00% (7.57%)	1.6%	12/5/2023	346,500	337,622	278,718
Pre-Paid Legal Services, Inc		Consumer Services	L+5.25% (6.82%)	1.6%	7/1/2019	317,021	316,483	318,275
Raley’s		Beverage, Food & Tobacco	L+5.25% (6.82%)	1.6%	5/18/2022	285,967	285,967	289,184
Sahara Parent Inc		Business Services	L+5.00% (6.69%)	1.7%	8/16/2024	349,125	345,783	341,598
SITEL Worldwide Corporation		Business Services	L+5.50% (6.88%)	1.4%	9/20/2021	195,500	195,212	196,314
Strike, LLC		Energy: Oil & Gas	L+8.00% (9.50%)	1.5%	11/30/2022	332,500	323,942	337,488
Travel Leaders Group, LLC		Hotel, Gaming & Leisure	L+4.50% (5.92%)	1.4%	1/25/2024	347,379	345,866	352,809
TruGreen Limited Partnership		Consumer Services	L+4.00% (5.54%)	1.5%	4/13/2023	345,634	341,640	351,036
Verdesian Life Sciences LLC		Wholesale Trade-Nondurable Goods	L+5.00% (6.38%)	1.4%	7/1/2020	208,335	207,283	187,502
Wirepath LLC		Consumer Services	L+5.25% (6.87%)	1.6%	8/5/2024	498,750	496,340	505,608
Total Senior Secured Loans—First Lien						$7,810,470	$7,714,423	$7,690,952

Senior Secured Loans—Second Lien—22.59%
Flavors Holdings, Inc.		Beverage, Food & Tobacco	L+10.00% (11.69%)	1.7%	10/7/2021	125,000	122,343	101,250
FullBeauty Brands Holding		High Tech Industries	L+9.00% (10.57%)	1.6%	10/13/2023	250,000	218,903	73,334
GK Holdings, Inc.		Business Services	L+10.25% (11.94%)	1.7%	1/21/2022	125,000	123,559	93,125
Inmar		Business Services	L+8.00% (9.42%)	1.4%	5/1/2025	500,000	493,103	502,813
McAfee LLC		Business Services	L+8.50% (10.07%)	1.6%	9/26/2025	500,000	496,986	502,504
Neustar, Inc.		High Tech Industries	L+8.00% (9.40%)	1.4%	2/28/2025	750,000	739,275	759,844
NPC International, Inc.		Beverage, Food & Tobacco	L+7.50 (9.05%)	1.6%	3/28/2025	500,000	498,135	512,500
Oxbow Carbon LLC		Metals & Mining	L+7.00 (8.24%)	1.2%	1/19/2020	250,000	240,350	250,938
Oxbow Carbon LLC		Metals & Mining	L+6.00 (10.50%)	4.5%	1/4/2024	500,000	495,034	502,500
Rocket Software, Inc.		Business Services	L+9.50% (11.19%)	1.7%	10/14/2024	500,000	491,548	507,875
Total Senior Secured Loans—Second Lien						$4,000,000	$3,919,236	$3,806,683

The accompanying notes are an integral part of these statements.

TRITON PACIFIC INVESTMENT CORPORATION, INC.
CONSOLIDATED SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 2017 (CONTINUED)

Portfolio Company	Footnotes	Industry	Rate(b)	Base Rate Floor	Maturity	Principal Amount/ Number of Shares	Amortized Cost(f)	Fair Value(c)
Subordinated Convertible Debt—0.00%
Javlin Capital LLC Subordinated Convertible Note	(a) (e)	Specialty Finance	6.00%		3/31/2020	666,389	666,389	-
Total Subordinated Convertible Debt						$666,389	$666,389	$-

Equity/Other—3.19%
ACON IWP Investors I, L.L.C.	(a)	Healthcare & Pharmaceuticals				500,000	500,000	537,903
Javlin Capital LLC Class C-2 Preferred Units	(a) (d) (e)	Specialty Finance				214,286	750,000	-
Total Equity/Other						714,286	$1,250,000	$537,903

TOTAL INVESTMENTS—71.43%							$13,550,048	$12,035,538
OTHER ASSETS IN EXCESS OF LIABILITIES—28.57%								$4,813,699
NET ASSETS - 100.00%								$16,849,237

(a)	Affiliated investment as defined by the 1940 Act, whereby the Company owns between 5% and 25% of the portfolio company’s outstanding voting securities and the investments are not classified as controlled investments. Affiliated funds that are managed by an affiliate of Triton Pacific Adviser, LLC also hold investments in this security. The aggregate fair value of non-controlled, affiliated investments at December 31, 2017 represented 68.24% of the Company’s net assets. Fair value as of December 31, 2017 along with transactions during the period ended December 31, 2017 in affiliated investments were as follows:

		Year Ended December 31, 2017
Non-controlled, Affiliated Investments	Fair Value at December 31, 2016	Gross Additions (Cost)*	Gross Reductions (Cost)**	Fair Value at December 31, 2017	Net Realized Gain (Loss)	Interest & Dividends Credited to Income
ACON IWP Investors I, L.L.C.	$691,072	$-	$-	$537,903	$-	$-
Javlin Capital, LLC, Convertible Note	646,901	19,488	-	-	-	19,488
Javlin Capital, LLC, C-2 Preferred Units	537,229	-	-	-	-	-
Total	$1,875,202	$19,488	$-	$537,903	$-	$19,488

*Gross additions include increases in the cost basis of investments resulting from new portfolio investments, PIK interest, the amortization of unearned income, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category.

**Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category.

(b)	The majority of the investments bear interest at a rate that may be determined by reference to London Interbank Offered Rate (“LIBOR” or “L”) or Prime Rate (“Prime” or “P”) which reset daily, monthly, quarterly, or semiannually. For each such investment, the Company has provided the spread over LIBOR or Prime and the current contractual interest rate in effect at December 31, 2017. Certain investments are subject to a LIBOR or Prime interest rate floor. As of December 31, 2017, the three-month London Interbank Offered Rate, or LIBOR, was 1.69465%.
(c)	Fair value and market value are determined by the Company’s board of directors (see Note 7.)
(d)	Security held within TPJ Holdings, Inc., a wholly-owned subsidiary of the Company. See Note 2 for a discussion on the basis of consolidation.
(e)	The investment is not a qualifying asset under the Investment Company Act of 1940, as amended. A business development company may not acquire any asset other than a qualifying asset, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the business development company’s total assets. As of December 31, 2017, 100% of the Company’s total assets represented qualifying assets.
(f)	See Note 5 for a discussion of the tax cost of the portfolio.

The accompanying notes are an integral part of these statements.

Triton Pacific Investment Corporation, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

NOTE 1 – DESCRIPTION OF BUSINESS

Triton Pacific Investment Corporation, Inc. (the “Company”), incorporated in Maryland on April 29, 2011, is publicly registered, non-traded fund focused on private equity, structured as a business development company, that primarily makes structured equity and debt investments in small to mid-sized private U.S. companies. Structured equity refers to derivative investment products, including convertible notes and warrants, designed to facilitate highly customized risk-return objectives. Pursuant to the Articles of Incorporation, the Company is authorized to issue 75,000,000 shares of common stock with a par value of $0.001 per share. Additionally, the Company is authorized to issue 25,000,000 shares of preferred stock with a par value of $0.001 per share. The Company is currently offering for sale a maximum of $300,000,000 of shares of common stock on a “best efforts” basis pursuant to a registration statement on Form N-2 filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Offering”). On June 25, 2014, the Company met its minimum offering requirement of $2,500,000 and released all shares held in escrow.

The Company invests either alone or together with other private equity sponsors. The Company is an externally managed, non-diversified closed-end investment company that has elected to be treated as a business development company, or BDC, under the Investment Company Act of 1940, or the Company Act. As a BDC, the Company is required to comply with certain regulatory requirements. The Company has elected to be treated for U.S. federal income tax purposes, and intends to annually qualify as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue code of 1986, as amended, or the Code. The Company has one wholly-owned subsidiary through which it holds interest in a non-controlled, affiliated portfolio company. The consolidated financial statements include both the Company’s accounts and the accounts of its wholly-owned subsidiary. All significant intercompany transactions have been eliminated in consolidation. The Company’s consolidated subsidiary is subject to U.S. federal and state income taxes. No taxes were accrued or paid by the wholly-owned subsidiary for the three and nine months ended September 30, 2018 and 2017.

Triton Pacific Adviser, LLC (“Adviser”) serves as the Investment Adviser and TFA Associates, LLC (“TFA”) serves as the Administrator. Each of these entities are affiliated with Triton Pacific Group, Inc., a private equity investment management firm, and its subsidiary Triton Pacific Capital Partners, LLC, a private equity investment fund management company, each focused on debt and equity investments for small to mid-sized private companies.

The Adviser was formed in Delaware as a private investment management firm and is registered as an investment adviser with the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, or the Advisers Act. The Adviser oversees the management of the Company’s activities and is responsible for making the investment decisions for the portfolio.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation. These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information, including accounting for investment companies under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies, and the rules and regulations of the Securities and Exchange Commission for interim financial statements. These financial statements reflect all adjustments and accruals of a normal recurring nature that, in the opinion of management, are necessarily indicative of results expected for any future period. These interim, unaudited financial statements and related notes should be read in conjunction with the financial statements and related notes included in the Company’s annual report on Form 10-K for the year ended December 31, 2017.

Management Estimates and Assumptions. The preparation of unaudited, consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash. All cash balances are maintained with high credit quality financial institutions which are members of the Federal Deposit Insurance Corporation. The Company maintains cash balances that may exceed federally insured limits.

Valuation of Portfolio Investments. The Company determines the net asset value of its investment portfolio each quarter. Securities that are publicly-traded are valued at the reported closing price on the valuation date. Securities that are not publicly-traded are valued at fair value as determined in good faith by the Company’s board of directors. In connection with that determination, the Adviser provides the Company’s board of directors with portfolio company valuations which are based on relevant inputs which may include indicative dealer quotes, values of like securities, recent portfolio company financial statements and forecasts, and also may include valuations prepared by third-party valuation services.

ASC Topic 820, Fair Value Measurements and Disclosure, clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

With respect to investments for which market quotations are not readily available, the Company undertakes a multi-step valuation process each quarter, as described below:

●	the Company’s quarterly valuation process begins with the Adviser’s management team providing a preliminary valuation of each portfolio company or investment to the Company’s board of directors, which valuation may be obtained from an independent valuation firm or Adviser, if applicable;

●	preliminary valuation conclusions are then documented and discussed with the Company’s board of directors;

●	the Company’s board of directors reviews the preliminary valuation and the Adviser’s management team, together with its independent valuation firm, if applicable, responds and supplements the preliminary valuation to reflect any comments provided by the board of directors; and

●	the Company’s board of directors discusses valuations and determines the fair value of each investment in the Company’s portfolio in good faith based on various statistical and other factors, including the input and recommendation of the Adviser and any third-party valuation firm, if applicable.

Determination of fair value involves subjective judgments and estimates. Accordingly, these notes to the Company’s financial statements refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on the Company’s financial statements. Below is a description of factors that the Company’s board of directors may consider when valuing the Company’s debt and equity investments.

Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, the Company may incorporate these factors into discounted cash flow models to arrive at fair value. Other factors that the Company’s board of directors may consider include the borrower’s ability to adequately service its debt, the fair market value of the portfolio company in relation to the face amount of its outstanding debt and the quality of collateral securing the Company’s debt investments. The determination of fair market value for the equity positions were determined by considering, among other factors, various income scenarios and multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues, waterfall and liquidation priority and market comparables, book value multiples, economic profits and portfolio multiples.

The fair values of the Company’s investments are determined in good faith by the Company’s board of directors. The Company’s board of directors is solely responsible for the valuation of the Company’s portfolio investments at fair value as determined in good faith pursuant to the Company’s valuation policy and consistently applied valuation process.

Revenue Recognition. Security transactions are accounted for on the trade date. The Company records interest income on an accrual basis to the extent it expects to collect such amounts. The Company records dividend income on the ex-dividend date. The Company does not accrue as a receivable interest or dividends on loans and securities if it has reason to doubt its ability to collect such income. Loan origination fees, original issue discount and market discount are capitalized and the Company amortizes such amounts as interest income over the respective term of the loan or security. Upon the prepayment of a loan or security, any unamortized loan origination fees and original issue discount are recorded as interest income. Upfront structuring fees are recorded as fee income when earned. The Company records prepayment premiums on loans and securities as fee income when it receives such amounts.

Paid-In-Kind Interest. The company has certain investments in its portfolio that contain a payment-in-kind (“PIK”) interest provision, which represents contractual interest or dividends that are added to the principal balance and recorded as income. For the three months ended September 30, 2018 and 2017, interest income included -0- and -0- of PIK interest, respectively. For the nine months ended September 30, 2018 and 2017, interest income included -0- and $19,488 of PIK interest, respectively. The Company stops accruing PIK interest when it is determined that PIK interest is no longer collectible. To maintain RIC tax treatment, and to avoid corporate tax, substantially all of this income must be paid out to the stockholders in the form of distributions, even though the Company has not yet collected the cash.

Net Realized Gains or Losses, and Net Change in Unrealized Appreciation or Depreciation. Gains or losses on the sale of investments are calculated by using the specific identification method. The Company measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized gains or losses when gains or losses are realized.

Capital Gains Incentive Fees. The Company has entered into an investment advisory agreement with the Adviser dated as of July 27, 2012. Pursuant to the terms of the investment advisory agreement, the Incentive Fee shall be determined and payable in arrears as of the end of each quarter, upon liquidation of the Company or upon termination of this Agreement, as of the termination date, and shall equal 20.0% of the Company’s realized capital gains, if any, on a cumulative basis from inception through the end of each quarter, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid Incentive Fees. The fee for the three months ended September 30, 2018 and 2017 was -0- and -0-, respectively. The fee for the nine months ended September 30, 2018 and 2017 was -0- and ($334), respectively, of which all was for Incentive Fees calculated on unrealized gains.

For purposes of calculating the foregoing: (1) the calculation of the Incentive Fee shall include any capital gains that result from cash distributions that are treated as a return of capital; (2) any such return of capital shall be treated as a decrease in the Company’s cost basis of an investment; and (3) all fiscal year-end valuations shall be determined by the Company in accordance with generally accepted accounting principles, applicable provisions of the Company Act (even if such valuation is made prior to the date on which the Company has elected to be regulated as a BDC) and the Company’s pricing procedures. In determining the Incentive Fee payable to the Adviser, the Company will calculate the aggregate realized capital gains, aggregate realized capital losses and aggregate unrealized capital depreciation, as applicable, with respect to each of the investments in its portfolio. For this purpose, aggregate realized capital gains, if any, will equal the sum of the differences between the net sales price of each investment, when sold, and the original cost of such investment since inception. Aggregate realized capital losses will equal the sum of the amounts by which the net sales price of each investment, when sold, is less than the cost of such investment since inception. Aggregate unrealized capital depreciation will equal the sum of the difference, if negative, between the valuation of each investment as of the applicable date and the original cost of such investment. At the end of the applicable period, the amount of capital gains that serves as the basis for the Company’s calculation of the Incentive Fees will equal the aggregate realized capital gains less aggregate realized capital losses and less aggregate unrealized capital depreciation with respect to its portfolio of investments. If this number is positive at the end of such period, then the Incentive Fees for such period will be equal to 20% of such amount, less the aggregate amount of any Incentive Fees paid in respect of its portfolio in all prior periods.

Offering Costs. The Company will incur certain expenses in connection with registering to sell shares of its common stock in connection with the Offering. These costs principally relate to professional and filing fees. Upon recognition or repayment to the Adviser of these costs, they will be capitalized as deferred offering expenses and then subsequently expensed over a 12-month period. The Adviser may reimburse the Company for all or part of these amounts pursuant to the Expense Support and Conditional Reimbursement Agreement (“Expense Reimbursement Agreement”) discussed below. As of September 30, 2018, $3,089,687 of offering costs have been reclassified and included as part of the Expense Reimbursement Agreement and accordingly included in Reimbursement due from the Adviser. Of these expenses, $1,574,616 has exceeded the three-year period for repayment and will not be repayable by the Company. $225,000 of offering costs from contingent expenses recorded in prior periods were deemed to be non-payable and the Reimbursement from the Adviser was adjusted accordingly. For the three and nine months ended September 30, 2018, the Company incurred $73,477 and $292,036, respectively, in offering costs that were not reimbursed by the Sponsor, of which $83,942 and $170,932, respectively, was expensed by the Company for the three and nine months ended September 30, 2018.

Distributions. Distributions to the Company’s stockholders are recorded as of the record date. Subject to the discretion of the Company’s board of directors and applicable legal restrictions, the Company intends to authorize and declare ordinary cash distributions on a monthly basis and pay such distributions on a monthly basis.

Income Taxes. The Company has elected to be treated for federal income tax purposes, and intends to annually qualify thereafter, as a regulated investment company (“RIC”) under Subchapter M of the Code. Generally, a RIC is exempt from federal income taxes if it distributes at least 90% of “Investment Company Taxable Income,” as defined in the Code, each year. Dividends paid up to 8.5 months after the current tax year can be carried back to the prior tax year for determining the dividends paid in such tax year. The Company intends to distribute sufficient dividends to maintain its RIC status each year. The Company is also subject to nondeductible federal excise taxes if it does not distribute at least 98% of net ordinary income, 98.2% of capital gain income, if any, and any recognized and undistributed income from prior years for which it paid no federal excise tax. The Company will generally endeavor each year to avoid any federal excise taxes.

GAAP requires management to evaluate tax positions taken by the Company and recognize a tax liability if the Company has taken an uncertain position that more likely than not would not be sustained upon examination by the Internal Revenue Service or other tax authorities. Management has analyzed the tax positions taken by the Company, and has concluded that as of September 30, 2018 and 2017, there are no uncertain positions taken or expected to be taken that would require recognition of a liability or disclosure in the financial statements. The Company is subject to routine audits by the Internal Revenue Service or other tax authorities, generally for three years after the tax returns are filed; however, there are currently no audits for any tax periods in progress.

NOTE 3 – SHARE TRANSACTIONS

Below is a summary of transactions with respect to shares of the Company’s common stock during the nine months ended September 30, 2018 and 2017:

	Nine months ended September 30,
	2018		2017
	Shares	Amount	Shares	Amount
Gross proceeds from Offering	141,332.86	$1,865,205	362,028.61	$5,320,227
Reinvestment of Distributions	21,626.05	256,864	16,105.02	214,336
Commissions and Dealer Manager Fees	-	(178,471)	-	(502,640)
Net Proceeds to Company from Share Transactions	162,958.91	$1,943,598	378,133.63	$5,031,923

During the nine months ended September 30, 2018 and 2017, the Company sold 141,322.86 and 362,028.61 shares of common stock, respectively, for gross proceeds of approximately $1,865,205 and $5,320,227, at an average price per share of $13.20 and $14.70, respectively. The increase in Capital in excess of par during the nine months ended September 30, 2018 and 2017 include reinvested stockholder distributions of $256,864 and $214,336, respectively, for which the Company issued 21,626.05 and 16,105.02 shares of common stock, respectively.

The proceeds from the issuance of common stock as presented on the accompanying statements of changes in net assets and statements of cash flows are presented net of selling commissions and dealer manager fees of $178,471 and $502,640 for the nine months ended September 30, 2018 and 2017, respectively.

Share Repurchase Program

The Company intends to continue to conduct quarterly tender offers pursuant to its share repurchase program. The Company’s board of directors will consider the following factors, among others, in making its determination regarding whether to cause the Company to offer to repurchase shares of common stock and under what terms:

●	the effect of such repurchases on the Company’s qualification as a RIC (including the consequences of any necessary asset sales);

●	the liquidity of the Company’s assets (including fees and costs associated with disposing of assets);

●	the Company’s investment plans and working capital requirements;

●	the relative economies of scale with respect to the Company’s size;

●	the Company’s history in repurchasing shares of common stock or portions thereof; and

●	the condition of the securities markets.

The Company currently intends to limit the number of shares of common stock to be repurchased during any calendar year to the number of shares of common stock it can repurchase with the proceeds it receives from the issuance of shares of common stock under its distribution reinvestment plan. At the discretion of the Company’s board of directors, the Company may also use cash on hand, cash available from borrowings and cash from the liquidation of securities investments as of the end of the applicable period to repurchase shares of common stock. In addition, the Company will limit the number of shares of common stock to be repurchased in any calendar year to 10% of the weighted average number of shares of common stock outstanding in the prior calendar year, or 2.5% in each calendar quarter, though the actual number of shares of common stock that the Company offers to repurchase may be less in light of the limitations noted above.

Our board of directors reserves the right, in its sole discretion, to limit the number of shares to be repurchased for each class by applying the limitations on the number of shares to be repurchased, noted above, on a per class basis. We further anticipate that we will offer to repurchase such shares on each date of repurchase at a price equal to 90% of the current offering price on each date of repurchase. If the amount of repurchase requests exceeds the number of shares we seek to repurchase, we will repurchase shares on a pro-rata basis. As a result, we may repurchase less than the full amount of shares that shareholders submit for repurchase. If we do not repurchase the full amount of the shares that shareholders have requested to be repurchased, or we determine not to make repurchases of our shares, shareholders may not be able to dispose of their shares. Any periodic repurchase offers will be subject in part to our available cash and compliance with the Company Act.

The following table provides information concerning the Company’s repurchase of shares of common stock during the nine months ended September 30, 2018 and 2017:

For the Nine Months Ended	Repurchase Date	Shares Repurchased	Percentage of Shares Tendered That Were Repurchased	Average Price Paid Per Share	Aggregate Consideration for Repurchased Shares
Fiscal 2018
March 31, 2018	March 28, 2018	6,388.01	11%	$12.11	$77,359
Fiscal 2017
March 31, 2017	January 20, 2017	8,482.60	27%	13.87	117,654
June 30, 2017	May 12, 2017	1,936.81	6%	13.55	26,244
September 30, 2017	September 25, 2017	5,968.22	9%	12.30	73,409

The Company and its board did not authorize a repurchase for the three months ended September 30, 2018 nor the three months ended June 30, 2018.

NOTE 4 – RELATED PARTY TRANSACTIONS AND ARRANGEMENTS

The Adviser and TFA and their affiliates will receive compensation and reimbursement for services relating to our offering and the investment and management of its assets.

In connection with the Offering, the Company has incurred registration, organization, operating and offering costs. Such costs have been advanced by the Adviser. As discussed below, the Company has entered into an Expense Reimbursement Agreement with its Adviser. For the period from inception through September 30, 2018, certain registration, organization, operating and offering costs have been accounted for under the Expense Reimbursement Agreement and accordingly included in Reimbursement due from the Adviser on the statements of financial position.

The table below, on a cumulative basis, discloses the components of the Reimbursement due from Adviser reflected on the Consolidated Statements of Financial Position:

	September 30, 2018	December 31, 2017
Operating Expenses	$1,977,504	$1,977,504
Offering Costs	3,089,687	3,314,687
Due to related party offset	(4,724,476)	(4,707,407)
Reimbursements received from Adviser	(342,715)	(342,715)
Other amounts due to affiliates	886	15,559
Total Reimbursement due from Adviser	$886	$257,628

Operating Expenses are the amounts reimbursed by the Adviser for our operating costs and offering costs are the cumulative amount of organizational and offering expenses reimbursed to us by the Adviser and subject to future reimbursement per the terms of our Expense Reimbursement Agreement.

Due to related party offset represents the cash the Adviser paid directly for our operating and offering expenses and reimbursements received from sponsor are the amounts the Adviser paid in cash to us for reimbursement of our operating and offering costs.

The Company compensates the Adviser for investment services per an Investment Adviser Agreement (“Agreement”), approved by the Company’s directors, calculated as the sum of (1) base management fee, calculated quarterly at 0.5% of the Company’s average gross assets payable quarterly in arrears, and (2) an incentive fee upon capital gains determined and payable in arrears as of the end of each quarter or upon liquidation of the Company or upon termination of Agreement at 20% of Company’s realized capital gains, as defined. The Agreement expires July 2019 and may continue automatically for successive annual periods, as approved by the Company. All management fees earned by the Adviser prior to January 1, 2014 were waived by the Adviser.

As a BDC, we will be subject to certain regulatory restrictions in making our investments. For example, we generally will not be permitted to co-invest alongside our Adviser and its affiliates unless we obtain an exemptive order from the SEC or the transaction is otherwise permitted under existing regulatory guidance, such as syndicated transactions where price is the only negotiated term, and approval from our independent directors. As of September 30, 2018, the Company has two affiliate investments in ACON IWP Investors I, L.L.C and Javlin Capital, LLC (held by TPJ Holdings, Inc., a wholly-owned subsidiary.)

The Company compensates TFA for administration services per an Administration Agreement for costs and expenses incurred with the administration and operation of the Company. Such agreement expires July 2019 and may continue automatically for successive annual periods, as approved by the Company. These fees have been reimbursed from the Adviser pursuant to the Expense Reimbursement Agreement discussed below.

The following table describes the fees and expenses accrued under the investment advisory and administration agreement and the dealer manager agreement during the three and nine months ended September 30, 2018 and 2017:

			Three months ended September 30,		Nine months ended September 30,
Related Party	Source Agreement	Description	2018	2017	2018	2017
Triton Pacific Adviser, LLC	Investment Adviser Agreement	Base Management Fees	$91,593	$83,459	$269,189	$246,154
Triton Pacific Adviser, LLC	Investment Adviser Agreement	Capital Gains Incentive Fees (1)	$-	$-	$-	$(334)
TFA Associates, LLC	Administration Agreement	Administrative Services Expenses	$66,558	$70,495	$215,786	$213,473
Triton Pacific Securities, LLC	Dealer Manager Agreement	Dealer Manager Fees(2)	$11,427	$37,201	$34,809	$97,435

(1)	During the nine months ended September 30, 2018 and 2017, the Company earned capital gains incentive fees of -0- and ($334), respectively, based on the performance of its portfolio, of which all were based on unrealized losses, respectively. No capital gains incentive fees are actually payable by the Company with respect to unrealized gains unless and until those gains are actually realized. See Note 2 for a discussion of the methodology employed by the Company in calculating the capital gains incentive fees.

(2)	During the nine months ended September 30, 2018 and 2017, the Company paid the Dealer Manager $178,471 and $502,640, respectively, in sales commissions and dealer fees. $34,809 and $97,435 were retained by TPS, respectively, and the remainder re-allowed to third party participating broker dealers.

The following table describes the amounts owed to affiliates as of September 30, 2018:

September 30, 2018
Management fees payable	$91,593
Dealer manager fees payable	5,610
Other amounts due to affiliates	22,777
Total due to affiliates	$119,980

Expense Reimbursement Agreement

On March 27, 2014, the Company and its Adviser agreed to an Expense Support and Conditional Reimbursement Agreement, or the Expense Reimbursement Agreement. The Expense Reimbursement Agreement was amended and restated effective November 17, 2014. Under the Expense Reimbursement Agreement, as amended, the Adviser, in consultation with the Company, will pay up to 100% of both the Company’s organizational and offering expenses and its operating expenses, all as determined by the Company and the Adviser. As used in the Expense Reimbursement Agreement, operating expenses refer to third party operating costs and expenses incurred by the Company, as determined under GAAP for investment management companies. Organizational and offering expenses include expenses incurred in connection with the organization of the Company and expenses incurred in connection with its offering, which are recorded as a component of equity. The Expense Reimbursement Agreement states that until the net proceeds to the Company from its offering are at least $25 million, the Adviser will pay up to 100% of both the Company’s organizational and offering expenses and its operating expenses. After the Company receives at least $25 million in net proceeds from its offering, the Adviser may, with the Company’s consent, continue to make expense support payments to the Company in such amounts as are acceptable to the Company and the Adviser. Any expense support payments shall be paid by the Adviser to the Company in any combination of cash, and/or offsets against amounts otherwise due from the Company to the Adviser.

Under the Expense Reimbursement Agreement as amended, once the Company has received at least $25 million in net proceeds from its offering, during any quarter occurring within three years of the date on which the Company incurred any expenses that are funded by the Adviser, the Company is required to reimburse the Adviser for any expense support payments the Company received from them. However, with respect to any expense support payments attributable to the Company’s operating expenses, (i) the Company will only reimburse the Adviser for expense support payments made by the Adviser to the extent that the payment of such reimbursement (together with any other reimbursement paid during such fiscal year) does not cause “other operating expenses” (as defined below) (on an annualized basis and net of any expense reimbursement payments received by the Company during such fiscal year) to exceed the percentage of the Company’s average net assets attributable to shares of its common stock represented by “other operating expenses” during the fiscal year in which such expense support payment from the Adviser was made (provided, however, that this clause (i) shall not apply to any reimbursement payment which relates to an expense support payment from the Adviser made during the same fiscal year); and (ii) the Company will not reimburse the Adviser for expense support payments made by the Adviser if the annualized rate of regular cash distributions declared by the Company at the time of such reimbursement payment is less than the annualized rate of regular cash distributions declared by the Company at the time the Adviser made the expense support payment to which such reimbursement relates. “Other operating expenses” means the Company’s total operating expenses excluding base management fees, incentive fees, organization and offering expenses, financing fees and costs, interest expense, brokerage commissions and extraordinary expenses.

Quarter Ended	Amount of Expense Payment Obligation	Amount of Offering Cost Payment Obligation	Operating Expense Ratio as of the Date Expense Payment Obligation Incurred(1)	Annualized Distribution Rate as of the Date Expense Payment Obligation Incurred(2)	Eligible for Reimbursement Through
September 30, 2012	$21,826	$0	432.69%	-	September 30, 2015
December 31, 2012	$26,111	$0	531.09%	-	December 31, 2015
March 31, 2013	$30,819	$0	N/A	-	March 31, 2016
June 30, 2013	$59,062	$0	N/A	-	June 30, 2016
September 30, 2013	$65,161	$0	N/A	-	September 30, 2016
December 31, 2013	$91,378	$0	455.09%	-	December 31, 2016
March 31, 2014	$68,293	$0	148.96%	-	March 31, 2017
June 30, 2014	$70,027	$898,518	23.17%	-	June 30, 2017
September 30, 2014	$92,143	$71,060	20.39%	-	September 30, 2017
December 31, 2014	$115,777	$90,860	11.15%	-	December 31, 2017
March 31, 2015	$134,301	$106,217	13.75%	2.01%	March 31, 2018
June 30, 2015	$166,549	$167,113	14.10%	3.20%	June 30, 2018
September 30, 2015	$147,747	$240,848	10.45%	3.20%	September 30, 2018
December 31, 2015	$136,401	$280,376	7.41%	3.60%	December 31, 2018
March 31, 2016	$157,996	$232,895	6.00%	3.52%	March 31, 2019
June 30, 2016	$206,933	$285,878	4.95%	3.52%	June 30, 2019
September 30, 2016	$201,573	$223,020	4.52%	3.13%	September 30, 2019
December 31, 2016	$104,561	$168,876	4.45%	3.11%	December 31, 2019
March 31, 2017	$80,847	$252,875	4.21%	3.19%	March 31, 2020
June 30, 2017	$0	$176,963	3.98%	3.18%	June 30, 2020
September 30, 2017	$0	$119,188	4.19%	3.00%	September 30, 2020
December 31, 2017	$0	$0	N/A	N/A	N/A

(1)	“Operating Expense Ratio” includes all expenses borne by us, except for organizational and offering expenses, base management and incentive fees owed to our Adviser, financing fees and costs, interest expense, brokerage commissions and extraordinary expenses. The Company did not achieve its minimum offering amount until June 25, 2014 and as a result, did not invest the proceeds from the offering and realize any income from investments prior to the end of its fiscal quarter.
(2)	“Annualized Distribution Rate” equals the annualized rate of distributions paid to stockholders based on the amount of the regular cash distribution paid immediately prior to the date the expense support payment obligation was incurred by our Adviser. “Annualized Distribution Rate” does not include special cash or stock distributions paid to stockholders. The Company did not achieve its minimum offering amount until June 25, 2014 and as a result, did not have an opportunity to invest the proceeds from the offering and realize any income from investments or pay any distributions to stockholders prior to the end of its fiscal quarter.

In addition, with respect to any expense support payment attributable to the Company’s organizational and offering expenses, the Company will only reimburse the Adviser for expense support payments made by the Adviser to the extent that the payment of such reimbursement (together with any other reimbursement for organizational and offering expenses paid during such fiscal year) is limited to 15% of cumulative gross sales proceeds from the Company’s offering including the sales load (or dealer manager fee) paid by the Company.

The Company or the Adviser may terminate the expense reimbursement agreement at any time upon thirty days’ written notice. The Expense Reimbursement Agreement will automatically terminate upon termination of the Investment Advisory Agreement or upon our liquidation or dissolution. The Expense Reimbursement Agreement expires by its terms on December 31, 2018, unless extended with the mutual consent of the Company and our Adviser. Upon termination of the Expense Reimbursement Agreement we may be required to repay our Adviser all expense support payments made by our Adviser within three years of the date of termination, subject to the limitations contained in the agreement.

The Expense Reimbursement Agreement is, by its terms, effective retroactively to the Company’s inception date of April 29, 2011 for Operating Expenses and from the break of escrow on June 25, 2014 for Offering Expenses. As of September 30, 2018, $5,067,191 has been recorded as Reimbursement due from the Adviser pursuant to the Expense Reimbursement Agreement. Of this, $4,724,476, representing an amount due to the Adviser, was netted against the Reimbursement due from Adviser and $342,715 was paid to the Company by the Adviser.

Beginning the year ended December 31, 2016, the Adviser began to reimburse less than 100% of operating expenses, and for the year ended December 31, 2017, the Adviser did not reimburse any operating expenses after the first quarter. Additionally, the Adviser did not reimburse any offering expenses for the first nine months of 2018 and fourth quarter of 2017. Of these Operating Expenses in the table above, $2,663,810 has exceeded the three-year period for repayment and will not be repayable by the Company. $2,403,381 remains that could potentially be subject to repayment by the Company.

NOTE 5 – DISTRIBUTIONS

The following table reflects the cash distributions per share that the Company declared and paid on its common stock during the nine months ended September 30, 2018 and 2017:

	Distribution
For the Nine Months Ended	Per Share	Amount
Fiscal 2018
January 29, 2018	$0.03370	$47,908
February 28, 2018	$0.03370	$49,067
March 28, 2018	$0.03370	$49,752
April 26, 2018	$0.03370	$50,700
May 29, 2018	$0.03370	$51,014
June 27, 2018	$0.03370	$51,096
July 27, 2018	$0.03370	$51,473
August 27, 2018	$0.03370	$52,453
September 25, 2018	$0.03370	$52,802

Fiscal 2017
January 27, 2017	$0.04000	$39,407
February 24, 2017	$0.04000	$41,323
March 23, 2017	$0.04000	$42,513
April 27, 2017	$0.04000	$44,526
May 25, 2017	$0.04000	$46,364
June 23, 2017	$0.04000	$47,861
July 21, 2017	$0.04000	$48,678
August 29, 2017	$0.03417	$44,767
September 28, 2017	$0.03417	$45,500

On October 23, 2018, the Company authorized and declared a cash distribution of $0.0337 per share for the month of October 2018, to the shareholders of record as of October 25, 2018. The timing and amount of any future distributions to stockholders are subject to applicable legal restrictions and the sole discretion of the Company’s board of directors.

The Company has adopted an “opt in” distribution reinvestment plan for its stockholders. As a result, if the Company makes a cash distribution, its stockholders will receive distributions in cash unless they specifically “opt in” to the distribution reinvestment plan so as to have their cash distributions reinvested in additional shares of the Company’s common stock. However, certain state authorities or regulators may impose restrictions from time to time that may prevent or limit a stockholder’s ability to participate in the distribution reinvestment plan.

The Company may fund its cash distributions to stockholders from any sources of funds legally available to it, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to the Company on account of preferred and common equity investments in portfolio companies and expense reimbursements from the Adviser. The Company has not established limits on the amount of funds it may use from available sources to make distributions.

The following table reflects the sources of the cash distributions on a tax basis that the Company paid on its common stock during the nine months ended September 30, 2018 and 2017:

	Nine months ended September 30,
	2018		2017
Source of Distribution	Distribution Amount	Percentage	Distribution Amount	Percentage
Offering proceeds	$-	-	$-	-
Borrowings	-	-	-	-
Net investment income(1)	-	-	-	-
Short-term capital gains proceeds from the sale of assets	13,000	3%	47,998	12%
Long-term capital gains proceeds from the sale of assets	47,908	11%	-	-
Distributions from common equity (return of capital)	395,356	86%	352,941	88%
Expense reimbursement from sponsor	-	-	-	-
Total	$456,264	100%	$400,939	100%

(1)	During the nine months ended September 30, 2018 and 2017, 97.1% and 92.7%, respectively, of the Company’s gross investment income was attributable to cash income earned, and 2.9% and 7.3%, resepctively was attributable to non-cash accretion of discount and paid in-kind interest.

The Company’s net investment income (loss) on a tax basis for the nine months ended September 30, 2018 and 2017 was ($281,572) and ($77,447), respectively. As of September 30, 2018 and 2017, the Company had ($1,316,612) and ($356,802), respectively, of undistributed net investment income and realized gains on a tax basis.

The primary difference between the Company’s GAAP-basis net investment income and its tax-basis net investment income is due to the reversal of the required accrual for GAAP purposes of incentive fees on unrealized gains even though no such incentive fees on unrealized gains are payable by the Company for the nine months ended September 30, 2018 and ($334) was reversed for the nine months ended September 30, 2017.

The following table sets forth reconciliation between GAAP basis net investment income and tax basis net investment income for the nine months ended September 30, 2018 and 2017:

	Nine months ended September 30,
	2018	2017
GAAP basis net investment income (loss)	$(281,572)	$(77,113)
Reversal of incentive fee accrual on unrealized gains	-	(334)
Other book-tax differences	-	-
Tax-basis net investment income (loss)	$(281,572)	$(77,447)

The determination of the tax attributes of the Company’s distributions is made annually as of the end of the Company’s fiscal year based upon the Company’s taxable income for the full year and distributions paid for the full year. The actual tax characteristics of distributions to stockholders are reported to stockholders annually on Form 1099-DIV.

As of September 30, 2018 and 2017, the components of accumulated earnings on a tax basis were as follows:

	Nine months ended September 30,
	2018	2017
Undistributed (overdistributed) ordinary income (income and short-term capital gains)	$(1,354,027)	$(421,863)
Distributable realized gains (long-term capital gains)	37,415	65,061
Net unrealized appreciation (depreciation) on investments	(1,600,956)	(1,448,359)
	$(2,917,568)	$(1,805,161)

The ($1,600,956) of net depreciation as of September 30, 2018 includes gross appreciation over amortized tax cost of $200,456 and gross depreciation under amortized tax cost of $1,801,412. The ($1,448,359) of net depreciation as of September 30, 2017 includes gross appreciation over amortized tax cost of $191,929 and gross depreciation under amortized tax cost of $1,640,288.

The aggregate cost of the Company’s investments for U.S. federal income tax purposes totaled $15,105,760 and $12,934,038 as of September 30, 2018 and 2017, respectively. The aggregate net unrealized appreciation (depreciation) on investments on a tax basis was ($1,600,956) and ($1,448,359) as of September 30, 2018 and 2017, respectively.

NOTE 6 – INVESTMENT PORTFOLIO

The following table summarizes the composition of the Company’s investment portfolio at amortized cost and fair value as of September 30, 2018 and December 31, 2017:

	Nine months ended September 30, 2018 (Unaudited)			Year Ended December 31, 2017
	Investments at Amortized Cost(1)	Investments at Fair Value	Fair Value Percentage of Total Portfolio	Investments at Amortized Cost(1)	Investments at Fair Value	Fair Value Percentage of Total Portfolio
Senior Secured Loans First—Lien	$8,021,538	$7,985,641	59%	$7,714,423	$7,690,952	64%
Senior Secured Loans Second—Lien	5,167,833	5,017,421	37%	3,919,236	3,806,683	32%
Subordinated Debt	666,389	-	0%	666,389	-	0%
Equity/Other	1,250,000	501,742	4%	1,250,000	537,903	4%
Total	$15,105,760	$13,504,804	100%	$13,550,048	$12,035,538	100%

(1)	Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.

The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets in such industries as of September 30, 2018 and December 31, 2017:

	September 30, 2018 (Unaudited)		December 31, 2017
	Fair	Percentage of	Fair	Percentage of
Industry Classification	Value	Portfolio	Value	Portfolio
Beverage, Food & Tobacco	1,987,287	14.7%	1,618,327	13.4%
Business Services	3,700,395	27.5%	4,325,419	35.8%
Construction & Building	483,750	3.6%	-	0.0%
Consumer Services	1,316,527	9.7%	1,671,168	13.9%
Energy: Oil & Gas	826,666	6.1%	337,488	2.8%
Environmental	490,000	3.6%	-	0.0%
Healthcare & Pharmaceuticals	1,502,310	11.1%	734,869	6.1%
High Tech Industries	768,043	5.7%	833,178	6.9%
Hotel, Gaming & Leisure	505,296	3.7%	352,809	2.9%
Media: Diversified and Production	306,831	2.3%	334,586	2.8%
Metals & Mining	958,018	7.1%	1,143,870	9.5%
Telecommunications	469,238	3.5%	496,322	4.3%
Wholesale Trade-Nondurable Goods	190,443	1.4%	187,502	1.6%
Total	$13,504,804	100.0%	$12,035,538	100.00%

NOTE 7 – FAIR VALUE OF FINANCIAL INSTRUMENTS

Under existing accounting guidance, fair value is defined as the price that the Company would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. This accounting guidance emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances.

The Company classifies the inputs used to measure these fair values into the following hierarchy as defined by current accounting guidance:

Level 1: Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2: Inputs that are quoted prices for similar assets or liabilities in active markets.

Level 3: Inputs that are unobservable for an asset or liability.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

As of September 30, 2018 and December 31, 2017, the Company’s investments were categorized as follows in the fair value hierarchy):

Valuation Inputs	Nine months ended September 30, 2018 (Unaudited)	Year ended December 31, 2017
Level 1—Price quotations in active markets	$-	$-
Level 2—Significant other observable inputs	-	-
Level 3—Significant unobservable inputs	13,504,804	12,035,538
Total	$13,504,804	$12,035,538

The Company’s investments as of September 30, 2018 consisted of debt securities that are traded on a private over-the-counter market for institutional investors, a subordinated convertible note and two equity investments. The

Company valued its debt investments by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by independent third-party pricing services and screened for validity by such services. The determination of fair market value for the equity positions were determined by considering, among other factors, various income scenarios and multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues, waterfall and liquidation priority and market comparables, book value multiples, economic profits and portfolio multiples.

The Company may periodically benchmark the bid and ask prices it receives from the third-party pricing services against the actual prices at which the Company purchases and sells its investments. Based on the results of the benchmark analysis and the experience of the Company’s management in purchasing and selling these investments, the Company believes that these prices are reliable indicators of fair value. However, because of the private nature of this marketplace (meaning actual transactions are not publicly reported), the Company believes that these valuation inputs are classified as Level 3 within the fair value hierarchy. The Company’s board of directors reviewed and approved the valuation determinations made with respect to these investments in a manner consistent with the Company’s valuation process.

The significant unobservable inputs used in the market approach of fair value measurement of our investments are the market multiples of EBITDA of comparable companies. The Company selects a population of companies for each investment with similar operations and attributes of the portfolio company. Using these guideline companies’ data, a range of multiples of enterprise value to EBITDA is calculated. The Company selects percentages from the range of multiples for purposes of determining the portfolio company’s estimated enterprise value based on said multiple and generally the latest twelve months’ EBITDA of the portfolio company. Significant increases or decreases in enterprise value may result in increases or decreases in the fair value estimate of the equity investment.

The following is a reconciliation for the nine months ended September 30, 2018 and year ended December 31, 2017 of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	For the nine months ended September 30, 2018
	Senior Secured Loans - First Lien	Senior Secured Loans - Second Lien	Subordinated Convertible Debt	Equity/Other	Total
Fair value at beginning of period	$7,690,952	$3,806,683	$-	$537,903	$12,035,538
Accretion of discount (amortization of premium)	18,119	6,654	-	-	24,773
Net realized gain (loss)	23,310	9,650	-	-	32,960
Net change in unrealized appreciation (depreciation)	(12,425)	(37,859)	-	(36,161)	(86,445)
Purchases	2,943,750	1,482,500	-	-	4,426,250
Paid-in-kind interest	-	-	-	-	-
Sales and redemptions	(2,678,064)	(250,208)	-	-	(2,928,272)
Net transfers in or out of Level 3	-	-	-	-	-
Fair value at end of period	$7,985,642	$5,017,420	$-	$501,742	$13,504,804

The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$(12,425)	$(37,859)	$-	$(36,161)	$(86,445)

	For the year ended December 31, 2017
	Senior Secured Loans - First Lien	Senior Secured Loans - Second Lien	Subordinated Convertible Debt	Equity/Other	Total
Fair value at beginning of period	$6,761,313	$1,967,658	$646,901	$1,228,301	$10,604,173
Accretion of discount (amortization of premium)	21,761	10,005	-	-	31,766
Net realized gain (loss)	50,321	41,115	-	-	91,436
Net change in unrealized appreciation (depreciation)	(104,169)	(55,220)	(666,389)	(690,398)	(1,516,176)
Purchases	4,392,250	2,720,625	-	-	7,112,875
Paid-in-kind interest	-	-	19,488	-	19,488
Sales and redemptions	(3,430,524)	(877,500)	-	-	(4,308,024)
Net transfers in or out of Level 3	-	-	-	-	-
Fair value at end of period	$7,690,952	$3,806,683	$-	$537,903	$12,035,538

The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$(104,169)	$(55,220)	$-	$(690,398)	$(849,787)

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements of assets as of September 30, 2018 were as follows:

Asset Category	Fair Value	Primary Valuation Technique	Unobservable Inputs	Range	Weighted Average
Senior Secured First Lien Debt	7,985,642	Market quotes	Indicative dealer quotes	71.89 - 102.25	98.55
Senior Secured Second Lien Debt	5,017,420	Market quotes	Indicative dealer quotes	7.10 - 103.00	99.64
Subordinated Debt	-	Distribution waterfall/ liquidation priorities	N/A	N/A	N/A
Equity/Other	-	Distribution waterfall/ liquidation priorities	N/A	N/A	N/A
Equity/Other	501,742	Market comparables	EBITDA multiples (x)	6.50x - 8.50x	7.50x
Total	$13,504,804

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements of assets as of December 31, 2017 were as follows:

Asset Category	Fair Value	Primary Valuation Technique	Unobservable Inputs	Range	Weighted Average
Senior Secured First Lien Debt	7,690,952	Market quotes	Indicative dealer quotes	78.05 - 102.00	98.73
Senior Secured Second Lien Debt	3,806,683	Market quotes	Indicative dealer quotes	26.67 - 103.00	98.55
Subordinated Debt	-	Distribution waterfall/ liquidation priorities	Book value multiples (x)	N/A	N/A
Equity/Other	-	Distribution waterfall/ liquidation priorities	Book value multiples (x)	N/A	N/A
Equity/Other	537,903	Market comparables	EBITDA multiples (x)	7.15x - 9.15x	8.15x
Total	$12,035,538

On June 30, 2017, the Company made the decision to write down the carrying value of its investment value in Javlin Financial. The decision was due to performance issues within Javlin Financial’ s core business and a breakdown in restructuring negotiations between the Company, its lenders, and Javlin Financial’s controlling shareholder. It is unknown at this time if there will be any value to the investment.

NOTE 8 – FINANCIAL HIGHLIGHTS

The following is a schedule of financial highlights of the Company for the nine months ended September 30, 2018 and the year ended December 31, 2017:

	Nine Months Ended September 30, 2018 (Unaudited)	Year Ended December 31, 2017
Per Share Data:
Net asset value, beginning of period	$11.89	$13.55
Results of operations(1)
Net investment income (loss)	(0.19)	(0.16)
Net realized and unrealized appreciation (depreciation) on investments(2)	(0.03)	(1.12)
Net increase (decrease) in net assets resulting from operations	(0.22)	(1.28)
Stockholder distributions(3)
Distributions from net investment income	(0.29)	(0.41)
Distributions from net realized gain on investments	(0.01)	(0.04)
Net decrease in net assets resulting from stockholder distributions	(0.30)	(0.45)
Capital share transactions
Issuance of common stock(4)	0.02	0.07
Net increase (decrease) in net assets resulting from capital share transactions	0.02	0.07
Net asset value, end of period	$11.39	$11.89
Shares outstanding, end of period	1,573,804	1,417,233
Total return(5)	-1.7%	-8.9%
Ratio/Supplemental Data:
Net assets, end of period	$17,924,154	$16,849,237
Ratio of net investment income to average net assets	-1.6%	-1.3%
Ratio of total operating expenses to average net assets	6.5%	7.3%
Ratio of expenses reimbursed by sponsor to average net assets	0.0%	0.5%
Ratio of expense recoupment payable to sponsor to average net assets	0.0%	0.0%
Ratio of capital gain incentive fee to average net assets	0.0%	0.0%
Ratio of net operating expenses to average net assets	6.5%	6.7%
Portfolio turnover(6)	16.8%	28.6%

(1)	The per share data was derived by using the weighted average shares outstanding for the nine months ended September 30, 2018 and the year ended December 31, 2017.
(2)	The amount shown for a share outstanding throughout the year may not agree with the change in the aggregate gains and losses in portfolio securities for the year because of the timing of sales of the Company’s shares in relation to fluctuating market values for the portfolio.
(3)	The per share data for distributions reflects the actual amount of distributions paid per share during the applicable period.
(4)	The issuance of common stock on a per share basis reflects the incremental net asset value changes as a result of the issuance of shares of common stock in the Company’s continuous public offering and pursuant to the Company’s distribution reinvestment plan. The issuance of common stock at an offering price, net of sales commissions and dealer manager fees, that is greater or less than the net asset value per share results in an increase or decrease in net asset value per share.
(5)	The total return for each period presented was calculated by taking the net asset value per share as of the end of the applicable period, adding the cash distributions per share which were declared during the applicable calendar year and dividing the total by the net asset value per share at the beginning of the applicable year. The total return does not consider the effect of the sales load from the sale of the Company’s common stock. The total return includes the effect of the issuance of shares at a net offering price that is greater than net asset value per share, which causes an increase in net asset value per share. The historical calculation of total return in the table should not be considered a representation of the Company’s future total return, which may be greater or less than the return shown in the table due to a number of factors, including the Company’s ability or inability to make investments in companies that meet its investment criteria, the interest rate payable on the debt securities the Company acquires, the level of the Company’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Company encounters competition in its markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Company’s investment portfolio during the applicable period and are calculated in accordance with GAAP. These return figures do not represent an actual return to stockholders.
(6)	Portfolio turnover for the nine months ended September 30, 2018 is not annualized.

NOTE 9 – COMMITMENTS AND CONTINGENCIES

The Company enters into contracts that contain a variety of indemnification provisions. The Company’s maximum exposure under these arrangements is unknown; however, the Company has not had prior claims or losses pursuant to these contracts. Management has reviewed the Company’s existing contracts and expects the risk of loss to the Company to be remote.

The Company is not currently subject to any material legal proceedings and, to the Company’s knowledge, no material legal proceedings are threatened against the Company. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts with its portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, the Company does not expect that any such proceedings will have a material effect upon its financial condition or results of operations.

NOTE 10 – SUBSEQUENT EVENTS

Management has evaluated all known subsequent events through the date the accompanying financial statements were available to be issued on November 14, 2018, and notes the following:

For the period beginning October 1, 2018 and ending November 14, 2018, the Company sold 4,097.98 shares of its common stock for total gross proceeds of $52,700, and issued amounts pursuant to its distribution reinvestment plan in the amount of $29,708.31.

On March 23, 2018, an amendment to Section 61(a) of the Company Act was signed into law to permit BDCs to reduce the minimum “asset coverage” ratio from 200% to 150%, so long as certain approval and disclosure requirements are satisfied. As a result, these amendments permit BDCs to potentially increase their debt-to-equity ratio from a maximum of 1 to 1 to a maximum of 2 to 1. In addition, for BDCs like the Company whose securities are not listed on a national securities exchange, the Company is also required to offer to repurchase its outstanding shares at the rate of 25% per quarter over four calendar quarters. Under the existing 200% minimum asset coverage ratio, the Company is permitted to borrow up to one dollar for investment purposes for every one dollar of investor equity, and under the 150% minimum asset coverage ratio, the Company will be permitted to borrow up to two dollars for investment purposes for every one dollar of investor equity.

On April 18, 2018, the Board of Directors of the Company, including a “required majority” (as such term is defined in Section 57(o) of the Company Act), approved the application to the Company of the 150% minimum asset coverage ratio set forth in Section 61(a)(2) of the Company Act. As a result, and subject to certain additional disclosure requirements, the minimum asset coverage ratio applicable to the Company will be reduced from 200% to 150%, effective as of April 18, 2019. In addition, in order to provide the Company with the maximum financial flexibility at the earliest possible date, the Board of Directors also authorized the submission of a proposal for stockholders to approve the application of the 150% minimum asset coverage ratio to the Company at the Company’s 2018 annual meeting of stockholders (the “2018 Annual Meeting”). If the Company’s stockholders approve such proposal at the 2018 Annual Meeting, the 150% minimum asset coverage ratio will then apply effective as the first day after the 2018 Annual Meeting and, as a result, the Company will be permitted to incur double the maximum amount of leverage that the Company is able to incur currently approximately ten months earlier than if the Company’s stockholders do not vote to approve such proposal.

On August 10, 2018, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Pathway Capital Opportunity Fund, Inc. (“PWAY”), a registered closed-end investment company that operates as an interval fund pursuant to Rule 23c-3 under the Company Act. Pursuant to the Merger Agreement and subject to certain conditions described therein, PWAY will merge with and into the Company, with the Company as the surviving entity in the merger (the “Merger”). The respective boards of directors of the Company and PWAY, including the directors who are not “interested persons” as defined in Section 2(a)(19) of the Company Act, determined that the Merger would be in the best interests of each of the Company and PWAY, and further approved the Merger upon the terms and subject to the conditions and limitations set forth in the Merger Agreement. If the proposed Merger is consummated, the holders of shares of PWAY’s Class A common stock, par value $0.01 per share (“PWAY Class A Shares”), will have a right to receive a number of shares of the Company’s Class A common stock, par value $0.001 per share (“TPIC Common Stock”), equal to the result of (A) the PWAY Class A per-share net asset value (“NAV”) divided by (B) the Company per-share NAV, in each case determined in accordance with the Merger Agreement, and the holders of shares of PWAY’s Class I common stock, par value $0.01 per share (“PWAY Class I Shares” and, together with the PWAY Class A Shares, the “PWAY Common Stock”), will have a right to receive a number of shares of TPIC Common Stock equal to the result of (A) the PWAY Class I per-share NAV divided by (B) the Company per-share NAV, in each case determined in accordance with the Merger Agreement. The closing of the Merger is subject to a number of closing conditions, including the approval of the stockholders of both the Company and PWAY.

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of

Pathway Capital Opportunity Fund, Inc.

New York, New York

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pathway Capital Opportunity Fund, Inc. (the “Company”), including the schedule of investments, as of June 30, 2018, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the related notes, including the financial highlights for each of the two years in the period then ended and the period from August 25, 2015 (the date non-affiliate shareholders were admitted into the Company) to June 30, 2016 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company at June 30, 2018, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the two years in the period then ended and the period from August 25, 2015 (the date non-affiliate shareholders were admitted into the Company) to June 30, 2016, in conformity with accounting principles generally accepted in the United States of America.

Going Concern Uncertainty

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has not raised sufficient capital to build a large enough portfolio to generate sufficient revenue to cover its operating expenses which raises substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ BDO USA, LLP

New York, New York

August 29, 2018

We have served as the Company’s auditor since 2013.

Pathway Capital Opportunity Fund, Inc.

Statement of Assets and Liabilities

As of June 30, 2018

Assets
Investments, at fair value (amortized cost $11,296,565)	$10,940,179
Cash	587,722
Interest receivable	173,755
Due from Adviser (Note 7)	118,109
Deferred offering costs (Note 7)	64,500
Prepaid expenses	24,899
Due from Affiliate (Note 7)	12,018
Total assets	11,921,182
Liabilities
Due to Adviser (Note 7)	1,975,233
Revolving Credit Facility (Note 6)	1,350,000
Accrued expenses	128,323
Due to Administrator (Note 7)	45,833
Dividends payable	42,568
Due to Affiliates (Note 7)	20,953
Interest payable	5,108
Total liabilities	3,568,018
Commitments and contingencies (Note 11)	—
Net assets	$8,353,164

Components of net assets:
Common stock, $0.01 par value (Note 5)	$6,574
Additional paid-in capital	8,853,330
Net unrealized loss on investments	(356,386)
Accumulated net realized gain on investments	37,548
Accumulated net investment (loss)	(187,902)
Net assets	$8,353,164

See accompanying notes to financial statements.

Pathway Capital Opportunity Fund, Inc.

Statement of Assets and Liabilities

(continued)

As of June 30, 2018

Class A
Net assets	$7,933,028
Shares authorized	70,000,000
Par value	$0.01
Shares outstanding	624,354
Net asset value and redemption price per share	$12.71

Class I
Net assets	$420,136
Shares authorized	40,000,000
Par value	$0.01
Shares outstanding	33,016
Net asset value and redemption price per share	$12.73

Class C
Net assets	$—
Shares authorized	40,000,000
Par value	$0.01
Shares outstanding	—
Net asset value and redemption price per share	$—

Class L
Net assets	—
Shares authorized	50,000,000
Par value	$0.01
Shares outstanding	—
Net asset value and redemption price per share	$—

See accompanying notes to financial statements.

Pathway Capital Opportunity Fund, Inc.

Statement of Operations

For the year ended June 30, 2018

Investment income
Interest Income from bonds	$823,444
Interest Income from CLOs	474,873
Total investment income	1,298,317
Expenses
Amortization of offering costs (Note 7)	358,608
Administrator costs (Note 7)	357,995
Base management fees (Note 7)	264,101
Adviser shared service expense (Note 7)	216,184
Valuation services	145,457
Audit and tax expense	178,947
Transfer agent fees and expenses	132,577
Insurance expense	111,403
Interest expense	67,195
Report and notice to shareholders	56,160
Legal expense	49,565
General and administrative	27,620
Due diligence expense	16,463
Shareholder servicing fees (Class A only)	11,382
Excise tax expense	(8,777)
Total expenses	1,984,880
Expense limitation payment (Note 7)	(748,696)
Expense support payment (Note 7)	(456,660)
Net expenses	779,524
Net investment income	518,793
Net realized and unrealized gain (loss) on investments
Net realized gain on investments	181,008
Net increase in unrealized loss on investments	(704,926)
Net realized and unrealized loss on investments	(523,918)
Net decrease in net assets resulting from operations	$(5,125)

See accompanying notes to financial statements.

Pathway Capital Opportunity Fund, Inc.

Statements of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2018	June 30, 2017

Net increase in net assets resulting from operations:
Net investment income	$518,793	$389,875
Net realized gain on investments	181,008	17,839
Net increase (decrease) in unrealized gain on investments	(704,926)	357,968
Net increase (decrease) in net assets resulting from operations	(5,125)	765,682
Distributions to shareholders:
Return of capital distributions (Note 8)
Class A (previously Class R) (Note 5)	(383,998)	(477,100)
Class I (previously Class RIA and I) (Note 5)	(20,222)	(27,415)
Capital gain (Note 8)
Class A (previously Class R) (Note 5)	(153,184)	—
Class I (previously Class RIA and I) (Note 5)	(8,115)	—
Total distributions to shareholders	(565,519)	(504,515)
Capital transactions:
Gross proceeds from shares sold (Note 5)	789,900	2,102,877
Commissions and fees on shares sold (Note 7)	(51,969)	(163,700)
Reinvestment of distributions (Note 5)	283,674	230,005
Repurchase of common shares (Note 5)	(503,541)	(15,837)
Offering costs (Note 7)	—	14,877
Net increase in net assets from capital transactions	518,064	2,168,222
Total (decrease)/increase in net assets	(52,580)	2,429,389
Net assets:
Beginning of year	8,405,744	5,976,355
End of year(a)	$8,353,164	$8,405,744

(a) Includes accumulated net investment loss of (Note 9):	$(187,902)	$(424,002)

See accompanying notes to financial statements.

Pathway Capital Opportunity Fund, Inc.

Statement of Cash Flows

For the year ended June 30, 2018

Cash flows provided by operating activities:
Net decrease in net assets resulting from operations	$(5,125)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Amortization of offering costs	358,608
Purchases of investments	(4,551,898)
Proceeds from sales and redemptions of investments	5,230,764
Net increase in unrealized loss on investments	704,926
Net realized gain on investments	(181,008)
Accretion of purchase discount on investments, net	(82,530)
Decrease (Increase) in operating assets:
Due from Adviser (Note 7)	(118,109)
Due from Affiliate (Note 7)	(12,018)
Deferred offering costs (Note 7)	(227,362)
Interest receivable	(5,413)
Prepaid expenses	4,473
Increase (Decrease) in operating liabilities:
Due to Adviser (Note 7)	119,558
Due to Affiliates (Note 7)	13,744
Interest payable	116
Due to Administrator (Note 7)	13,302
Accrued expenses	39,323
Net cash provided by operating activities	1,301,351
Cash flows used in financing activities:
Gross proceeds from shares sold (Note 5)	809,900
Commissions and fees on shares sold (Note 7)	(52,366)
Distributions paid to stockholders	(293,792)
Repurchase of common shares (Note 5)	(503,541)
Borrowings under Revolving Credit Facility (Note 6)	325,000
Repayments under Revolving Credit Facility (Note 6)	(1,600,000)
Net cash used in financing activities	(1,314,799)
Net decrease in cash	(13,448)
Cash, beginning of year	601,170
Cash, end of year	$587,722
Supplemental information
Value of shares issued through reinvestment of distributions	$283,674
Interest paid during the year	$67,079

See accompanying notes to financial statements.

Pathway Capital Opportunity Fund, Inc.

Schedule of Investments

As of June 30, 2018

					June 30, 2018
Portfolio Investments (1)	Industry	Sector (2)	Coupon/ Yield	Legal Maturity	Principal Amount	Amortized Cost	Fair Value (3)	% of Net Assets

LEVEL 2 PORTFOLIO INVESTMENTS (4)

Senior Unsecured Bonds

Ace Cash Express, Inc.	Financial	Services	12.00%	12/15/2022	$500,000	$493,110	$545,750	6.5%

Archrock Partners, LP	Energy	Services	6.00%	4/1/2021	500,000	497,145	499,027	6.0%

Brand Energy & Infrastructure Services, Inc.	Energy	Industrial	8.50%	7/15/2025	1,000,000	1,000,000	1,017,427	12.2%

Calumet Specialty Products	Energy	Downstream	7.75%	4/15/2023	550,000	523,838	551,287	6.6%

Carrizo Oil and Gas, Inc.	Energy	Upstream	7.50%	9/15/2020	191,000	193,012	192,074	2.3%

CSI Compressco LP	Energy	Services	7.25%	8/15/2022	750,000	675,537	687,188	8.2%

Ferrellgas Partners LP	Energy	Downstream	8.63%	6/15/2020	750,000	750,000	727,500	8.7%

Global Partners LP	Energy	Midstream	7.00%	6/15/2023	350,000	330,947	349,540	4.2%

Jonah Energy LLC	Energy	Upstream	7.25%	10/15/2025	1,000,000	1,000,000	811,964	9.7%

Martin Midstream Partners LP	Energy	Midstream	7.25%	2/15/2021	500,000	484,935	495,000	5.9%

NGL Energy Partners LP	Energy	Midstream	6.88%	10/15/2021	750,000	745,753	763,327	9.1%

RSP Permian, Inc.	Energy	Upstream	6.63%	10/1/2022	300,000	292,376	315,397	3.8%

Weatherford Bermuda	Energy	Services	9.88%	3/1/2039	350,000	322,886	340,764	4.1%
			Total Senior Unsecured Bonds			$7,309,539	$7,296,245	87.3%

Senior Secured Bonds

Hexion Inc.	Chemicals	Manufacturing	6.63%	4/15/2020	$550,000	$524,156	$516,038	6.2%
			Total Senior Secured Bonds			$524,156	$516,038	6.2%

			Total Level 2 Portfolio Investments			$7,833,695	$7,812,283	93.5%
LEVEL 3 PORTFOLIO INVESTMENTS
CLO - subordinated notes(5)(6)

Carlyle Global Market Strategies CLO 2014-4-R, Ltd.	Structured Finance	N/A	20.67%	7/15/2030	$250,000	$174,970	$184,133	2.2%

Carlyle Global Market Strategies CLO 2017-5, Ltd.	Structured Finance	N/A	15.86%	1/22/2030	500,000	506,401	457,386	5.5%

Galaxy XIX CLO, Ltd.	Structured Finance	N/A	12.13%	7/24/2030	250,000	166,384	139,761	1.7%

GoldenTree 2013-7A, Ltd.(7)	Structured Finance	N/A	—%	10/29/2026	250,000	73,064	55,357	0.7%

					June 30, 2018
Portfolio Investments (1)	Industry	Sector (2)	Coupon/ Yield	Legal Maturity	Principal Amount	Amortized Cost	Fair Value (3)	% of Net Assets
GoldenTree Loan Opportunities IX, Ltd.	Structured Finance	N/A	12.84%	10/29/2026	250,000	180,520	168,922	2.0%
Madison Park Funding XIII, Ltd.	Structured Finance	N/A	18.76%	4/22/2030	250,000	176,111	166,338	2.0%
Madison Park Funding XIV, Ltd.	Structured Finance	N/A	17.32%	7/20/2026	250,000	194,188	190,356	2.3%
Octagon Investment Partners XIV, Ltd.	Structured Finance	N/A	18.07%	7/16/2029	850,000	506,864	431,794	5.2%
Octagon Investment Partners XXI, Ltd.	Structured Finance	N/A	19.37%	11/14/2026	300,000	181,468	190,379	2.3%
Octagon Investment Partners 30, Ltd.	Structured Finance	N/A	15.73%	3/17/2030	475,000	454,309	398,348	4.8%
OZLM XII, Ltd.	Structured Finance	N/A	10.53%	4/30/2027	275,000	216,577	166,721	2.0%
Voya IM CLO 2013-1, Ltd.	Structured Finance	N/A	16.20%	10/15/2030	278,312	179,813	163,625	1.9%
Voya CLO 2016-1, Ltd.	Structured Finance	N/A	20.90%	1/21/2031	250,000	208,899	212,472	2.5%
THL Credit Wind River 2013-1 CLO, Ltd.	Structured Finance	N/A	16.13%	7/30/2030	325,000	243,302	202,304	2.4%

			Total CLO - subordinated notes			$3,462,870	$3,127,896	37.5%

			Total Level 3 Portfolio Investments			$3,462,870	$3,127,896	37.5%

Total Portfolio Investments						$11,296,565	$10,940,179	131.0%
Liabilities in excess of other assets							(2,070,977)	(24.8)%
Net Assets							$8,353,164	100.0%

(1) The Company does not “control” and is not an “affiliate” of any of the portfolio investments, each term as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if the Company owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company if the Company owned 5% or more of its voting securities.

(2) The upstream sector includes businesses that locate, develop or extract energy in its most basic, raw form. The midstream sector includes businesses that process, gather, transport, ship, transmit or store raw energy resources or by-products in a form suitable for refining or power generation. The downstream sector includes businesses that refine, market or distribute energy to end-user customers.

(3) Fair value is determined by or under the direction of the Company’s Board of Directors (see Note 3).

(4) All Level 2 securities are pledged as collateral supporting the amounts outstanding under a revolving credit facility with BNP Paribas Prime Brokerage International, Ltd. that was closed on August 25, 2015.

(5) The CLO subordinated notes and preference/preferred shares are considered equity positions in the Collateralized Loan Obligations (“CLOs”). The CLO equity investments are entitled to recurring distributions which are generally equal to the excess cash flow generated from the underlying investments after payment of the contractual payments to debt holders and fund expenses. The current estimated yield is based on the current projections of this excess cash flow taking into account assumptions which have been made regarding expected prepayments, losses and future reinvestment rates. These assumptions are periodically reviewed and adjusted. Ultimately, the actual yield may be higher or lower than the estimated yield if actual results differ from those used for the assumptions.

(6) All CLO subordinated notes are co-investments with other entities managed by an affiliate of the Adviser (see Note 7).

(7) Security was called for redemption and the liquidation of the underlying loan portfolio is ongoing.

See accompanying notes to financial statements.

Pathway Capital Opportunity Fund, Inc.

Notes to Financial Statements

June 30, 2018

Note 1. Principal Business and Organization

Pathway Capital Opportunity Fund, Inc. (formerly known as Pathway Energy Infrastructure Fund, Inc.) (the “Company,” “us,” “our,” or “we”) was incorporated under the general corporation laws of the State of Maryland on February 19, 2013 and was inactive from that date to August 25, 2015 except for matters relating to its organization and registration as an externally managed, non-diversified, closed-end investment company under the Investment Company Act of 1940, as amended (“1940 Act”). In addition, the Company has elected to be treated for tax purposes as a regulated investment company, or “RIC,” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). On August 25, 2015, the Company satisfied its minimum offering requirement by raising over $2.5 million from selling shares to persons not affiliated with the Company or the Adviser, defined below, (the “Minimum Offering Requirement”), and as a result, broke escrow and commenced making investments. The Company’s investment objective is to generate current income and, as a secondary objective, long-term capital appreciation. To achieve this investment objective, the Company’s investment strategy is to invest, under normal circumstances, at least 50% of our total assets, that is net assets plus borrowings, in securities of Infrastructure companies and Infrastructure-Related companies. The Company considers Infrastructure companies to include companies that derive at least 50% of their revenues, gross profit or EBITDA from the ownership, management, development, construction, maintenance, renovation, enhancement or operation of Infrastructure assets. The Company considers Infrastructure-Related companies to be those that derive at least 50% of their revenues, gross profit or EBITDA from providing products or services to Infrastructure companies. This investment strategy may be changed by our Board of Directors (the “Board”) if we provide our stockholders with at least 60 days prior written notice. As part of our investment objective to generate current income, the Company can invest up to 50% of our total assets in other securities, including senior debt, subordinated debt, preferred equity, dividend paying equity and the equity and junior debt tranches of a type of pools of broadly syndicated loans known as Collateralized Loan Obligations, or “CLOs.” The CLOs include a diversified portfolio of broadly syndicated loans and do not have direct exposure to real estate or mortgages.

On October 31, 2017, the Company converted to an interval fund. An interval fund is a closed-end management investment company that has adopted a fundamental policy to conduct periodic repurchases of its outstanding shares of common stock pursuant to Rule 23c-3 of the 1940 Act. Additionally, the Company began offering its shares on a continuous basis with this change. Also at this time, the Company changed its industry concentration policy from concentrating its investments in the energy and related infrastructure and industrial sectors to investing more than 25% of its assets in companies conducting their principal business in industries with exposure to Infrastructure assets. Further, the Company was required, pursuant to Rule 35d-1 under the 1940 Act, to invest at least 80% of its total assets in securities of companies that operate primarily in energy and related infrastructure and industrial sectors. In connection with the restructuring of the Company to an interval fund, the Board changed the Company’s investment strategy and the name of the Company from Pathway Energy Infrastructure Fund, Inc. to Pathway Capital Opportunity Fund, Inc.

The Company is managed by Pathway Capital Opportunity Fund Management, LLC (formerly known as Pathway Energy Infrastructure Management, LLC) (the “Adviser”), that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is 50% owned by Prospect Capital Management L.P. (“PCM”) and 50% by Stratera Holdings, LLC (“Stratera Holdings”).

The Company is offering up to 200,000,000 shares of its common stock, on a best efforts basis, at an initial offering price of $15.00 per share.

Note 2. Going Concern Matters

The Company’s financial statements have been prepared using accounting principles generally accepted in the United States of America applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business for the foreseeable future. Because many of the costs of operating the

Company are not proportional to the size of the Company’s investment portfolio, including accounting/auditing, legal, insurance and administrative costs (which includes the reimbursement of the compensation of the chief financial officer, chief compliance officer, treasurer, secretary and other administrative personnel of our Administrator, as defined in Note 7), the Company must raise sufficient capital in order to build a portfolio that generates sufficient revenue to cover the Company’s expenses. As of June 30, 2018, the Company has not raised sufficient capital to build a large enough portfolio to generate sufficient revenue to cover its operating expenses and has only been able to fund distributions to shareholders through Expense Support and Expense Limitation Payments from the Adviser. Under the Expense Limitation Agreement (as defined in Note 7), the Adviser agrees to contractually waive its fees and to pay or absorb the ordinary operating expenses of the Company to help continue its operations through October 31, 2018. The preceding circumstances raise substantial doubt about the Company’s ability to continue as a going concern for at least one year after August 29, 2018, the date the financial statements are issued. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Note 3. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements.

Basis of Presentation

The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) pursuant to the requirements of ASC 946, Financial Services - Investment Companies (“ASC 946”), and Articles 6 and 12 of Regulation S-X.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income, expenses and gains or losses during the reporting period. Actual results could differ from those estimates and those differences could be material.

Cash

Cash represents funds deposited with financial institutions.

Investment Valuation

The Company follows guidance under U.S. GAAP, which classifies the inputs used to measure fair values into the following hierarchy:

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date.

Level 2. Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities on an inactive market, or other observable inputs other than quoted prices.

Level 3. Unobservable inputs for the asset or liability.

In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.

Investments for which market quotations are readily available are valued at such market quotations and are classified in Level 1 of the fair value hierarchy.

Securities traded on a national securities exchange are valued at the last sale price on such exchange on the date of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities traded on the Nasdaq market are valued at the

Nasdaq official closing price (“NOCP”) on the day of valuation or, if there was no NOCP issued, at the last sale price on such day. Securities traded on the Nasdaq market for which there is no NOCP and no last sale price on the day of valuation are valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price.

Securities traded in the over-the-counter market are valued by an independent pricing agent or more than one principal market maker, if available, otherwise a principal market maker or a primary market dealer. The Company valued over-the-counter securities by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by an independent pricing agent and screened for validity by such service. Such securities are categorized in Level 2 of the fair value hierarchy.

With respect to investments for which market quotations are not readily available, or when such market quotations are deemed not to represent fair value, the Board has approved a multi-step valuation process for each quarter, as described below, and such investments are classified in Level 3 of the fair value hierarchy:

1.	Each portfolio investment is reviewed by investment professionals of the Adviser with the independent valuation firm engaged by the Board.

2.	The independent valuation firm prepares independent valuations based on its own independent assessments and issue its report.

3.	The Audit Committee of the Board (the “Audit Committee”) reviews and discusses with the independent valuation firm the valuation report, and then makes a recommendation to the Board of the value for each investment.

4.	The Board discusses valuations and determines the fair value of such investments in the Company’s portfolio in good faith based on the input of the Adviser, the respective independent valuation firm and the Audit Committee.

Generally, the Company’s investments in loans are classified as Level 3 fair value measured securities under ASC 820 and are valued utilizing a combination of yield analysis and discounted cash flow technique, as appropriate. The yield analysis uses loan spreads and other relevant information implied by market data involving identical or comparable assets or liabilities. The discounted cash flow technique converts future cash flows or earnings to a range of fair values from which a single estimate may be derived utilizing an appropriate yield, i.e. discount rate. The measurement is based on the net present value indicated by current market expectations about those future amounts.

The Company’s investments in CLOs are classified as Level 3 fair value measured securities under ASC 820 and are valued using both a discounted single-path cash flow model and a discounted multi-path cash flow model. The CLO structures are analyzed to identify the risk exposures and to determine an appropriate call date (i.e., expected maturity). These risk factors are sensitized in the multi-path cash flow model using Monte Carlo simulations, which is a simulation used to model the probability of different outcomes, to generate probability-weighted (i.e., multi-path) cash flows from the underlying assets and liabilities. These cash flows, after payments to debt tranches senior to our equity positions, are discounted using appropriate market discount rates, and relevant data in the CLO market as well as certain benchmark credit indices are considered, to determine the value of each CLO investment. In addition, we generate a single-path cash flow utilizing our best estimate of expected cash receipts, and assess the reasonableness of the implied discount rate that would be effective for the value derived from the multi-path cash flows. We are not responsible for and have no influence over the asset management of the portfolios underlying the CLO investments we hold, as those portfolios are managed by non-affiliated third party CLO collateral managers. The main risk factors are default risk, prepayment risk, interest rate risk, downgrade risk, and credit spread risk.

The types of factors that are taken into account in fair value determination include, as relevant, market changes in expected returns for similar investments, performance improvement or deterioration, security covenants, call protection provisions, and information rights, the nature and realizable value of any collateral, the issuer’s ability to make payments and its earnings and cash flows, the principal markets in which the issuer does business, comparisons to traded securities, and other relevant factors.

Securities Transactions

Securities transactions are recorded on trade date. Realized gains or losses on investments are calculated by using the specific identification method.

Revenue Recognition

Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Accretion of such purchase discounts or amortization of such premiums is calculated using the effective interest method as of the settlement date and adjusted only for material amendments or prepayments. Upon the prepayment of a bond, any unamortized discount or premium is recorded as interest income.

Interest income from investments in the “equity” positions of CLOs (typically income notes or subordinated notes) is recorded based on an estimation of an effective yield to expected maturity utilizing assumed future cash flows. The Company monitors the expected cash inflows from CLO equity investments, including the expected residual payments, and the estimated effective yield is determined and updated periodically.

Due to and from Adviser

Amounts due from the Adviser are for expense support and expense limitation payments and amounts due to the Adviser are for base management fees, shareholder fees, routine non-compensation overhead, operating expenses paid on behalf of the Company and offering and organization expenses paid on behalf of the Company. The due to and due from Adviser balances are presented net on the Statement of Assets and Liabilities in accordance with ASC 210-20-45-1 because the amounts owed between the two parties are determinable, the Company has the right to offset the amount owed from the Adviser against the amount that it owes the Adviser and the Company intends to offset these balances. Amounts included on the Statement of Assets and Liabilities are presented net only to the extent that the Company or the Adviser have a current obligation to pay the amounts. All balances due from the Adviser are settled quarterly.

Offering Costs

Prior to the conversion to an interval fund, offering costs incurred by the Company were capitalized to deferred offering costs on the Statement of Assets and Liabilities and amortized to expense over the 12 month period following such capitalization on a straight line basis.

Offering expenses consist of costs for the registration, certain marketing and distribution of the Company’s shares. These expenses include, but are not limited to, expenses for legal, accounting, printing and certain marketing, and include salaries and direct expenses of the Adviser’s employees, employees of its affiliates and others for providing these services.

Dividends and Distributions

Dividends and distributions to stockholders, which are determined in accordance with federal income tax regulations, are recorded on the record date. The amount to be paid out as a dividend or distribution is approved by the Board. Net realized capital gains, if any, are generally distributed or deemed distributed at least annually.

Income Taxes

The Company has elected to be treated as a RIC for U.S. federal income tax purposes and intends to comply with the requirement of the Code applicable to RICs. Among other things, the Company is required to distribute at least 90% of its investment company taxable income (the “Annual Distribution Requirement”) and intends to distribute all of the Company’s investment company taxable income and net capital gain to stockholders; therefore, the Company has made no provision for income taxes. The character of income and gains that the Company will distribute is determined in accordance with income tax regulations that may differ from U.S. GAAP. Book and tax basis differences relating to stockholders’ dividends and distributions and other permanent book and tax differences are reclassified to paid-in capital.

As of June 30, 2018, the cost basis of investments for tax purposes was $11,043,815 resulting in estimated gross unrealized appreciation and depreciation of $397,440 and $501,076 respectively.

If the Company does not distribute (or is not deemed to have distributed) at least (1) 98% of its annual ordinary income; (2) 98.2% of its capital gains for the one-year period ending October 31 in that calendar year; and (3) any income recognized but not distributed in the preceding years and on which the Company paid no corporate-level tax, the Company will generally be required to pay an excise tax equal to 4% of such excess amounts. To the extent that the Company determines that its estimated current calendar year taxable income will be in excess of estimated current calendar year dividend distributions from such taxable income, the Company accrues excise taxes, if any, on estimated excess taxable income. As of June 30, 2018, we do not expect to have any excise tax due for 2018 calendar year. Thus, we have not accrued any excise tax for this period.

If the Company fails to satisfy the Annual Distribution Requirement or otherwise fails to qualify as a RIC in any taxable year, the Company would be subject to tax on all of its taxable income at regular corporate rates. The Company would not be able to deduct distributions to stockholders, nor would the Company be required to make distributions. Distributions would generally be taxable to the Company’s individual and other non-corporate taxable stockholders as ordinary dividend income eligible for the reduced maximum rate applicable to qualified dividend income to the extent of the Company’s current and accumulated earnings and profits, provided certain holding period and other requirements are met. Subject to certain limitations under the Code, corporate distributions would be eligible for the dividends-received deduction. To qualify again to be taxed as a RIC in a subsequent year, the Company would be required to distribute to its stockholders the Company’s accumulated earnings and profits attributable to non-RIC years reduced by an interest charge of 50% of such earnings and profits payable by us as an additional tax. In addition, if the Company failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, the Company would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Company had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of five years.

In September 2016, the IRS and U.S. Treasury Department issued proposed regulations that, if finalized, would provide that the income inclusions from a Passive Foreign Investment Company (“PFIC”) with a Qualified Electing Fund (“QEF”) election or a Controlled Foreign Corporation (“CFC”) would not be good income for purposes of the 90% Income Test unless the Company receives a cash distribution from such entity in the same year attributable to the included income. If such income were not considered “good income” for purposes of the 90% income test, the Company may fail to qualify as a RIC.

It is unclear whether or in what form these regulations will be adopted or, if adopted, whether such regulations would have a significant impact on the income that could be generated by the Company. If adopted, the proposed regulations would apply to taxable years of the Company beginning on or after 90 days after the regulations are published as final. The Company is monitoring the status of the proposed regulations and is assessing the potential impact of the proposed tax regulation on its operations.

The Company follows ASC 740, Income Taxes (“ASC 740”). ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than not threshold are recorded as a tax benefit or expense in the current period. As of June 30, 2018 and for the year then ended, the Company did not have a liability for any unrecognized tax benefits. Management has analyzed the Company’s positions expected to be taken on its income tax return for the year ended June 30, 2018 and has concluded that as of June 30, 2018 no provision for uncertain tax position is required in the Company’s financial statements. Management’s determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof. All federal and state income tax returns for each tax year in the three-year period ended June 30, 2017 and for the year ended June 30, 2018 remain subject to examination by the Internal Revenue Service and state departments of revenue.

Recent Accounting Pronouncements

In June 2016, the FASB issued ASU 2016-13, Financial Instruments-Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments (“ASU 2016-13”), which amends the financial instruments impairment guidance so that an entity is required to measure expected credit losses for financial assets based on historical experience, current conditions and reasonable and supportable forecasts. As such, an entity will use forward-looking information to estimate credit losses. ASU 2016-13 also amends the guidance in FASB ASC Subtopic No. 325-40, Investments-Other, Beneficial Interests in Securitized Financial Assets, related to the subsequent measurement of accretable yield recognized as interest income over the life of a beneficial interest in securitized financial assets under the effective yield method. ASU 2016-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. Early adoption is permitted as of the fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. We are currently evaluating the impact, if any, of adopting this ASU on our financial statements.

In August 2016, the FASB issued ASU 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments (“ASU 2016-15”), which addresses certain aspects of cash flow statement classification. One such amendment requires cash payments for debt prepayment or debt extinguishment costs to be classified as cash outflows for financing activities. ASU 2016-15 is effective for financial statements issued for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. Early adoption is permitted, including adoption in an interim period. If an entity early adopts the amendments in an interim period, any adjustments should be reflected as of the beginning of the fiscal year that includes that interim period. An entity that elects early adoption must adopt all of the amendments in the same period. The adoption of the amended guidance in ASU 2016-15 is not expected to have a significant effect on our financial statements and disclosures.

In October 2016, the SEC adopted significant reforms under the 1940 Act that impose extensive new disclosure and reporting obligations on most 1940 Act funds (collectively, the “Reporting Rules”). The Reporting Rules greatly expand the volume of information regarding fund portfolio holdings and investment practices that must be disclosed. The adopted amendments to Regulation S-X for 1940 Act funds require additional information to be disclosed in the schedule of investments filing (among other changes). The amendments to Regulation S-X are effective for reporting periods ending after August 1, 2017. The increased reporting did not have a material impact on our financial statements.

In March 2017, the FASB issued ASU 2017-08, Receivables - Nonrefundable Fees and Other Costs (“ASU 2017-08”). The amendments in ASU 2017-08 require premiums on purchased callable debt securities to be amortized to the security’s earliest call date. Prior to this ASU, premiums and discounts on purchased callable debt securities were generally required to be amortized to the security’s maturity date. The amendments in ASU 2017-08 do not require any changes to treatment of securities held at a discount. ASU 2017-08 is effective on January 1, 2019, with early adoption permitted. Although the Company is still evaluating the effect of ASU 2017-08, it does not expect the amendments to have a material impact on its financial statements.

In May 2014, the FASB issued ASU No. 2014-09, Revenue from Contracts with Customers (Topic 606), which amends accounting guidance for revenue recognition arising from contracts with customers. Under the new guidance, an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration the entity expects to be entitled to in exchange for those goods or services. In August 2015, the FASB also issued ASU 2015-14, Revenue from Contracts with Customers (Topic 606): Deferral of the Effective Date, which deferred the effective date of the standard for one year. As a result, the guidance is effective for financial statements issued for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. Early adoption is permitted as of fiscal years beginning after December 15, 2016, including interim periods within those fiscal years. Based on the scope exception in Topic 606, this guidance will have no impact on the Company.

Note 4. Portfolio Investments

Purchases of investment securities (excluding short-term securities) for the year ended June 30, 2018 were $4,551,898.

Sales and redemptions of investment securities (excluding short-term securities) for the year ended June 30, 2018 were $5,230,764.

The following table summarizes the inputs used to value the Company’s investments measured at fair value as of June 30, 2018:

	Level 1	Level 2	Level 3	Total
Assets
Senior Unsecured Bonds	$—	$7,296,245	$—	$7,296,245
Senior Secured Bonds	—	516,038	—	516,038
CLO - subordinated notes	—	—	3,127,896	3,127,896
Total	$—	$7,812,283	$3,127,896	$10,940,179

The following is a reconciliation of investments for which Level 3 inputs were used in determining fair value:

	Second Lien Term Loan	CLO - subordinated notes	Total
Fair Value at June 30, 2017	$967,000	$1,680,205	$2,647,205
Realized gain on investments	—	—	—
Net increase/(decrease) in unrealized gain on investments	11,515	(378,010)	(366,495)
Purchases of investments	—	1,832,522	1,832,522
Proceeds from redemption of investment	(1,000,000)	—	(1,000,000)
Accretion (amortization) of purchase discount and premium, net	21,485	(6,821)	14,664
Transfers into Level 3(1)	—	—	—
Transfers out of Level 3(1)	—	—	—
Fair Value at June 30, 2018	$—	$3,127,896	$3,127,896

Net increase in unrealized loss attributable to Level 3 investments still held at the end of the year	$—	$(378,010)	$(378,010)

(1) There were no transfers between Level 1 and Level 2 during the year.

The following table provides quantitative information about significant unobservable inputs used in the fair value measurement of Level 3 investments as of June 30, 2018:

			Unobservable Input
Asset Category	Fair Value	Primary Valuation Technique	Input	Range(1)(2)	Weighted Average(1)(2)
CLO - subordinated notes	$3,127,896	Discounted Cash Flow	Discount Rate	15.78% - 22.78%	19.74%
Total Level 3 Investments	$3,127,896

(1) Excludes investments that have been called for redemption.

(2) Represents the implied discount rate based on our internally generated single-cash flows that is derived from the fair value estimated by the corresponding multi-path cash flow model utilized by the independent valuation firm.

In determining the range of values for the Company’s investments in the term loan, management and the independent valuation firm estimated corporate and security credit ratings and identified corresponding yields to maturity for the loan from relevant market data. A discounted cash flow analysis is then prepared using the appropriate yield to maturity as the discount rate, to determine a range of values. As of June 30, 2018, there were no term loans held.

In determining the range of values for our investments in CLOs, the independent valuation firm uses a discounted multi-path cash flow model. The valuations were accomplished through the analysis of the CLO deal structures to identify the risk exposures from the modeling point of view as well as to determine an appropriate call date (i.e., expected maturity). These risk factors are sensitized in the multi-path cash flow model using Monte Carlo simulations to generate probability-weighted (i.e., multi-path) cash flows for the underlying assets and liabilities. These cash flows are discounted using appropriate market discount rates, and relevant data in the CLO market and certain benchmark credit indices are considered, to determine the value of each CLO investment. In addition, we generate a single-path cash flow utilizing our best estimate of expected cash receipts, and assess the reasonableness of the implied discount rate that would be effective for the value derived from the corresponding multi-path cash flow model.

The significant unobservable input used to value the loan based on the yield analysis and discounted cash flow technique is the market yield (or applicable discount rate) used to discount the estimated future cash flows expected to be received from the underlying investment, which includes both future principal and interest/dividend payments. Increases or decreases in the market yield (or applicable discount rate) would result in a decrease or increase, respectively, in the fair value measurement. Management and the independent valuation firm consider the following factors when selecting market yields or discount rates: risk of default, rating of the investment and comparable company investments, and call provisions.

The significant unobservable input used to value the CLOs is the discount rate applied to the estimated future cash flows expected to be received from the underlying investment, which includes both future principal and interest payments. Included in the consideration and selection of the discount rate are the following factors: risk of default, comparable investments, and call provisions. An increase or decrease in the discount rate applied to projected cash flows, where all other inputs remain constant, would result in a decrease or increase, respectively, in the fair value measurement.

The Company is not responsible for and has no influence over the management of the portfolios underlying the CLO investments the Company holds as those portfolios are managed by non-affiliated third party CLO collateral managers. CLO investments may be riskier and less transparent to the Company than direct investments in underlying companies. CLOs typically will have no significant assets other than their underlying senior secured loans. Therefore, payments on CLO investments are and will be payable solely from the cash flows from such senior secured loans.

The Company’s subordinated (i.e., residual interest) investments in CLOs involve a number of significant risks. CLOs are typically very highly levered (10 - 14 times), and therefore the residual interest tranches that the Company invests in are subject to a higher degree of risk of total loss. In particular, investors in CLO residual interests indirectly bear risks of the underlying loan investments held by such CLOs. The Company generally has the right to receive payments only from the CLOs, and generally does not have direct rights against the underlying borrowers or the entity that sponsored the CLO. While the CLOs the Company targets generally enable the investor to acquire interests in a pool of senior loans without the expenses associated with directly holding the same investments, the Company’s prices of indices and securities underlying CLOs will rise or fall. These prices (and, therefore, the values of the CLOs) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. The failure of a CLO investment to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in its payments to the Company. In the event that a CLO fails certain tests, holders of debt senior to the Company may be entitled to additional payments that would, in turn, reduce the payments the Company would receive. Separately, the Company may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting CLO or any other investment the Company may make. If any of these occur, it could materially and adversely affect the Company’s operating results and cash flows.

The interests the Company has acquired in CLOs are generally thinly traded or have only a limited trading market. CLOs are typically privately offered and sold, even in the secondary market. As a result, investments in CLOs may be characterized as illiquid securities. In addition to the general risks associated with investing in debt securities, CLO residual interests carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the fact that the Company’s investments in CLO tranches will likely be subordinate to other senior classes of note tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the CLO investment or unexpected investment results. The Company’s net asset value may also decline over time if the Company’s principal recovery with respect to CLO residual interests is less than the price that the Company paid for those investments. The Company’s CLO investments and/or the underlying senior secured loans may prepay more quickly than expected, which could have an adverse impact on its value.

An increase in LIBOR would materially increase the CLO’s financing costs. Since most of the collateral positions within the CLOs have LIBOR floors, there may not be corresponding increases in investment income (if LIBOR increases but stays below the LIBOR floor rate of such investments) resulting in materially smaller distribution payments to the residual interest investors.

If the Company acquires more than 10% of the shares in a foreign corporation that is treated as a CFC (including residual interest tranche investments in a CLO investment treated as a CFC), for which the Company is treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to its pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains), the Company is required to include such deemed distributions from a CFC in its income and the Company is required to distribute such income to maintain its RIC tax treatment regardless of whether or not the CFC makes an actual distribution during such year.

The Company owns shares in PFICs (including residual interest tranche investments in CLOs that are PFICs), and may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend to its stockholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require the Company to recognize its share of the PFICs income for each year regardless of whether the Company receives any distributions from such PFICs. The Company must nonetheless distribute such income to maintain its tax treatment as a RIC.

If the Company is required to include amounts in income prior to receiving distributions representing such income, the Company may have to sell some of its investments at times and/or at prices management would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Company is not able to obtain cash from other sources, it may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

A portion of the Company’s portfolio is concentrated in CLO vehicles, which is subject to a risk of loss if that sector experiences a market downturn. The Company is subject to credit risk in the normal course of pursuing its investment objectives. The Company’s maximum risk of loss from credit risk for the portfolio of CLO investments is the inability of the CLO collateral managers to return up to the cost value due to defaults occurring in the underlying loans of the CLOs.

Investments in CLO residual interests generally offer less liquidity than other investment grade or high-yield corporate debt, and may be subject to certain transfer restrictions. The Company’s ability to sell certain investments quickly in response to changes in economic and other conditions and to receive a fair price when selling such investments may be limited, which could prevent the Company from making sales to mitigate losses on such investments. In addition, CLOs are subject to the possibility of liquidation upon an event of default of certain minimum required coverage ratios, which could result in full loss of value to the CLO residual interests and junior debt investors.

The fair value of the Company’s investments may be significantly affected by changes in interest rates. The Company’s investments in senior secured loans through CLOs are sensitive to interest rate levels and volatility. In the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses which may adversely affect the Company’s cash flow, fair value of its investments and operating results. In the event of a declining interest rate environment, a faster than anticipated rate of prepayments is likely to result in a lower than anticipated yield.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of the Company’s investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Company was required to liquidate a portfolio investment in a forced or liquidation sale, the Company could realize significantly less than the value at which the Company has recorded it.

In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the currently assigned valuations.

Note 5. Capital

Prior to October 31, 2017, the Company offered three classes of shares: Class R shares, Class RIA shares and Class I shares. Class R shares were available to the general public. Class RIA shares were only available to accounts managed by registered investment advisers. Class I shares were available for purchase only through (1) fee-based programs, also known as wrap accounts, of investment dealers, (2) participating broker-dealers that have alternative fee arrangements with their clients, (3) certain registered investment advisers or (4) bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers. These classes of shares differed only with respect to the sales load purchasers in the offering paid, as follows:

●	For Class R shares, purchasers paid selling commissions of up to 6.0% and dealer manager fees of 2.0%;

●	For Class RIA shares, purchasers paid dealer manager fees of 2.0%, but no selling commissions; and

●	For Class I shares, purchasers paid no selling commissions or dealer manager fees.

The Company’s authorized stock consists of 200,000,000 shares of stock, par value $0.01 per share, all of which were initially designated as common stock comprising 180,000,000 of Class R shares, 10,000,000 of Class RIA shares and 10,000,000 of Class I shares. Each class of shares had identical voting and distributions rights, and bore its own pro rata portion of the Company’s expenses and had the same net asset value.

With the conversion to an interval fund, the Company’s authorized stock consists of 200,000,000 shares of stock, par value $0.01 per share, all of which are initially designated as common stock comprising 70,000,000 of Class A shares, 40,000,000 of Class I shares, 40,000,000 of Class C shares and 50,000,000 of Class L shares. All shareholders bear the common expenses of the Company and earn income and realized gains/losses from the portfolio pro rata on the average daily net assets of each class, without distinction between share classes. The classes differ in expenses and pay as follows:

●	For Class A shares, purchasers pay selling commissions of up to 5.75%;

●	For Class L shares, purchasers pay selling commissions of up to 4.25%;

●	For Class C and Class I shares, purchasers pay no selling commissions;

●	For Class A, L, and C shares, shareholders pay servicing fees of up to 0.25% of average weekly net assets;

●	For Class I shares, shareholders pay no servicing fees;

●	For Class L shares, shareholders pay distribution fees of up to 0.25% of our average weekly net assets;

●	For Class C shares, shareholders pay distribution fees of up to 0.75% of our average weekly net assets; and

●	For Class A and I shares, shareholders pay no distribution fees.

All Class R shares were converted to Class A and all Class RIA and Class I shares were converted to Class I shares as a one for one share conversion as of October 31, 2017. The dollar amount of the transfer represented the Company’s net asset value as of October 31, 2017.

Transactions in shares of common stock were as follows during the year ended June 30, 2018 and for the year ended June 30, 2017:

	Class R Shares		Class RIA Shares		Class A Shares		Class I Shares		Total
Year Ended June 30, 2018	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	41,068	$629,900	—	$—	11,712	$160,000	—	$—	52,780	$789,900
Shares issued from reinvestment of distributions	9,224	124,160	94	1,264	11,752	156,592	125	1,658	21,195	283,674
Repurchase of common shares	(10,046)	(136,524)	—	—	(27,935)	(367,017)	—	—	(37,981)	(503,541)
Transfer of shares (out)(1)	(628,825)	(8,501,714)	(6,454)	(87,258)			(26,437)	(357,428)	(661,716)	(8,946,400)

Transfer of shares in (1)	—	—	—	—	628,825	8,501,714	32,891	444,686	661,716	8,946,400
Net increase/(decrease) from capital transactions	(588,579)	$(7,884,178)	(6,360)	$(85,994)	624,354	$8,451,289	6,579	$88,916	35,994	$570,033

(1) This represents the transfer of shares that occurred as part of the conversion to an interval fund.

	Class R Shares		Class RIA Shares		Class A Shares		Class I Shares		Total
Year ended June 30, 2017	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	133,321	$2,028,877	5,194	$74,000	—	$—	—	$—	138,515	$2,102,877
Shares issued from reinvestment of distributions	16,790	223,475	135	1,801	—	—	357	4,729	17,282	230,005
Repurchase of common shares	(1,131)	(15,837)	—	—	—	—	—	—	(1,131)	(15,837)
Net increase from capital transactions	148,980	$2,236,515	5,329	$75,801	—	$—	357	$4,729	154,666	$2,317,045

At June 30, 2018, the Company has 624,354 and 33,016 of Class A shares and Class I shares issued and outstanding, respectively.

At June 30, 2017, the Company had 588,579, 6,360 and 26,437 of Class R shares, Class RIA shares and Class I shares issued and outstanding, respectively.

Share Repurchase Program

Prior to the conversion to an interval fund on October 31, 2017, the Company conducted quarterly tender offers pursuant to its share repurchase program. The Company’s Board considered the following factors, among others, in making its determination regarding whether to cause us to offer to repurchase shares and under what terms:

●	the effect of such repurchases on our qualification as a RIC (including the consequences of any necessary asset sales);

●	the liquidity of the Company’s assets (including fees and costs associated with disposing of assets);

●	the Company’s investment plans and working capital requirements;

●	the relative economies of scale with respect to the Company’s size;

●	the Company’s history in repurchasing shares or portions thereof; and

●	the condition of the securities markets.

The Company limited the number of shares to be repurchased in any calendar year to 20% of the weighted average number of shares outstanding in the prior calendar year, or 5% in each quarter, though the actual number of shares that the Company offered to repurchase may have been less in light of the limitations noted below. At the discretion of the Company’s Board, the Company may have used cash on hand, and cash from the sale of investments as of the end of the applicable period to repurchase shares. In addition, the Company limited the number of shares to be repurchased during any calendar year to the number of shares the Company could have repurchased with the proceeds the Company receives from the sale of its shares under its distribution reinvestment plan. The Company offered to repurchase such shares at a price equal to the net asset value per share of our common stock specified in the tender offer. The Company’s Board may have suspended or terminated the share repurchase program at any time. The first such tender offer commenced in September 2016.

After the conversion to an interval fund, the Company offers to repurchase 5% of our outstanding shares on a quarterly basis. As an interval fund, the Company has adopted a fundamental policy to make one mandatory repurchase offer in each calendar quarter of each year, at a price equal to the NAV per share, of no less than 5% of the shares outstanding and no more than 25% of shares outstanding.

The following table sets forth the number of common shares that were repurchased by the Company in each tender offer:

Quarterly Offer Date	Repurchase Date	Shares Repurchased	Percentage of Shares Tendered That Were Repurchased	Repurchase Price Per Share	Aggregate Consideration for Repurchased Shares
For year ended June 30, 2017
September 30, 2016 (1)	N/A	—	—%	$—	$—
December 31, 2016	January 25, 2017	772	100.00%	14.00	10,803
March 31, 2017	April 27, 2017	359	100.00%	14.02	5,034
Total for year ended June 30, 2017		1,131			15,837

For year ended June 30, 2018
June 30, 2017	July 31, 2017	4,801	61%	13.61	65,335
September 30, 2017	October 30, 2017	5,246	81%	13.57	71,189
December 31, 2017	January 23, 2018	5,689	100%	13.56	77,152
March 31, 2018	April 30, 2018	22,245	100%	13.03	289,865
Total for year ended June 30, 2018		37,981			$503,541

(1)No shares were tendered pursuant to this offer to repurchase.

On July 3, 2018, the Company made an offer to purchase no less than 5% of the shares outstanding and no more than 7% of shares outstanding. The offer began on July 3, 2018 and expired at 4:00 PM, Eastern Time, on August 2, 2018. A total of 31,716 shares were repurchased at a purchase price of $12.67 per Class A share and $12.70 per Class I share.

Note 6. Revolving Credit Facility

On August 25, 2015, we closed on a credit facility with BNP Paribas Prime Brokerage International, Ltd. (the “Revolving Credit Facility”). The Revolving Credit Facility included an accordion feature which allowed commitments to be increased up to $25,000,000 in the aggregate. Interest on borrowings under the Revolving Credit Facility is three-month LIBOR plus 120 basis points with no minimum LIBOR floor.

As of June 30, 2018, we had $1,350,000 outstanding on our Revolving Credit Facility, and we had availability in addition to our outstanding borrowings of $239,892. As additional eligible investments are pledged under the Revolving Credit Facility, we will generate additional availability up to the current commitment amount of $25,000,000. As of June 30, 2018, the investments used as collateral for the Revolving Credit Facility had an aggregate fair value of $7,812,283 which represents 71% of our total investments.

The agreement governing our Revolving Credit Facility requires us to comply with certain financial and operational covenants. These covenants include:

●	Restrictions on the level of indebtedness that we are permitted to incur in relation to the value of our assets;

●	Restrictions on our ability to incur liens; and

●	Maintenance of a minimum level of stockholders’ equity.

As of June 30, 2018, we were in compliance with these covenants. However, our continued compliance with these covenants depends on many factors, some of which are beyond our control. Accordingly, there are no assurances that we will continue to comply with the covenants in our credit facility. Failure to comply with these covenants would result in a default under this facility which, if we were unable to obtain a waiver from the lenders thereunder, could result in an acceleration of repayments under the facility and thereby have a material adverse impact on our business, financial condition and results of operations.

During the year ended June 30, 2018, we recorded $67,195 of interest expense related to our revolving credit facility.

Note 7. Transactions with Affiliates

Investment Advisory Agreement

On September 2, 2014, the Company entered into an investment advisory agreement (the “Investment Advisory Agreement”) with the Adviser. The Adviser manages the day-to-day investment operations of, and provides investment advisory services to, the Company. For providing these services, the Adviser is paid a base management fee and an incentive fee. The base management fee, payable quarterly in arrears, is calculated at an annual rate of 2.0% based on the average of the total assets as of the end of the two most recently completed calendar quarters. The Company also pays routine non-compensation overhead expenses of the Adviser in an amount up to 0.0625% per quarter (0.25% annualized) of the Company’s average total assets. The incentive fee is calculated and payable quarterly in arrears based on the Company’s pre-incentive fee net investment income for the immediately preceding quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, expenses reimbursed under the Investment Advisory Agreement, the administration agreement and the investor services agreement, any interest expense and dividends paid on any issued and outstanding preferred shares, but excluding the organization and offering expenses and incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding calendar quarter, is compared to the preferred return rate of 1.5% per quarter (6.0% annualized). The Company pays the Adviser an incentive fee with respect to its pre-incentive fee net investment income in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which the pre-incentive fee net investment income does not exceed the preferred return rate; (2) 100% of the pre-incentive fee net investment income, if any, that exceeds the preferred return rate but is less than 1.875% in any calendar quarter (7.5% annualized); and (3) 20.0% of the pre-incentive fee net investment income, if any, that exceeds 1.875% in any calendar quarter. These calculations are appropriately pro-rated for any period of less than three months.

For the year ended June 30, 2018, expenses incurred by the Company in connection with the Investment Advisory Agreement were as follows:

Description	Expense	Payable
Base management fee(1)	$264,101	$61,540
Routine non-compensation overhead expenses(2)	32,969	7,693
Incentive fees	—	—

(1) The payable amount is presented net as part of Due to Adviser on the Statement of Assets and Liabilities.
(2) The payable amount is presented net as part of Due to Adviser on the Statement of Assets and Liabilities and as part of Adviser shared service expense in the Statement of Operations.

Distribution and Shareholder Servicing Fees

The Company has adopted a “Shareholder Servicing Plan” with respect to our Class A , Class L and Class C shares under which it may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed our shares. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Company, account reconciliations with our transfer agent, facilitation of electronic delivery to clients of our documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as it or the Adviser may reasonably request. Under the Shareholder Services Plan, the Company, with respect to Class A, Class L and Class C shares, may incur expenses (“Shareholder Servicing Fee”) on an annual basis equal up to 0.25% of our average weekly net assets attributable to Class A, Class L and Class C shares, respectively. As of June 30, 2018, $2,485 was included in Due to Adviser for unpaid Shareholder Servicing Fees. Provasi Securities, LP (the “Dealer Manager” or “Provasi”), an indirect wholly-owned subsidiary of Stratera Holdings, acts as dealer manager for the offering and manages a group of participating broker-dealers, including other unaffiliated broker-dealers who enter into participating broker-dealer agreements with the Dealer Manager. The Company, with respect to its Class C and Class L shares, is authorized under a “Distribution Plan” to pay to the Dealer Manager a Distribution Fee for certain activities relating to the distribution of shares to investors and maintenance of shareholder accounts. These activities include marketing and other activities to support the distribution of Class C and Class L shares. The Distribution Plan operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although we are not an open-end investment company, we have undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the 1940 Act which permits it to have asset based distribution fees. Under the Distribution Plan, we pay the Dealer Manager a fee (“Distribution Fee”) at an annual rate of 0.25% and 0.75% of our average weekly net assets attributable to Class L shares and Class C shares, respectively.

On March 13, 2018, the Dealer Manager of the Company provided notice to the Company that Provasi is terminating the Dealer Manager Agreement, dated as of October 31, 2017, between the Company and Provasi. The termination effective as of May 13, 2018 and as such, the Dealer Manager is no longer entailed to Shareholder Servicing Fee or Distribution Fee.

Expense Support and Conditional Reimbursement Agreement

We entered into an expense support and conditional reimbursement agreement (the “Expense Support Agreement”) with our Adviser, whereby our Adviser agreed to reimburse us for operating expenses in an amount equal to the difference between distributions to our stockholders for which a record date has occurred in each quarter less the sum of our net investment income, the net realized capital gains/losses and dividends and other distributions paid to us from our portfolio investments during such period (“Expense Support Reimbursement”). To the extent that there are no dividends or other distributions to our stockholders for which a record date has occurred in any given quarter, then the Expense Support Reimbursement for such quarter was equal to such amount necessary in order for Available Operating Funds (as defined below) for the quarter to equal zero. The Expense Support Agreement including any amendments, remained in effect until October 31, 2017. Any payments required to be made by our Adviser under the Expense Support Agreement for any quarter were paid by our Adviser to us in any combination of cash or other immediately available funds, and/or offsets against amounts otherwise due from us to our Adviser, no later than the earlier of (i) the date on which we close our books for such quarter and (ii) sixty days after the end of such quarter, or at such later date as determined by us (the “Expense Payment Date”). We had a conditional obligation to reimburse our Adviser for any amounts funded by our Adviser under the Expense Support Agreement. Following any calendar quarter in which Available Operating Funds in such calendar quarter exceed the cumulative distributions to stockholders for which a record date has occurred in such calendar quarter (“Excess Operating Funds”) on a date mutually agreed upon by our Adviser and us (each such date, a “Reimbursement Date”), we paid such Excess Operating Funds, or a portion thereof, to the extent that we had cash available for such payment, to our Adviser until such time as all Expense Payments made by our Adviser to us had been reimbursed; provided that (i) the operating expense ratio as of such Reimbursement Date is equal to or less than the operating expense ratio as of the Expense Payment Date attributable to such specified Expense Payment; (ii) the annualized distribution rate, which included all regular cash distributions paid and excluded special distributions or the effect of any stock dividends paid, as of such Reimbursement Date was equal to or greater than the annualized distribution rate as of the

Expense Payment Date attributable to such specified Expense Payment; and (iii) such specified Expense Payment Date was not earlier than three years prior to the Reimbursement Date.

On March 29, 2016, we amended and restated the Expense Support Agreement (“Amended Expense Support Agreement”) to revise the definition on Available Operating Funds. Available Operating Funds was defined under the Amended Expense Support Agreement as the sum of (i) our net investment income (minus any reimbursement payments payable to our Adviser), (ii) our net realized capital gains/losses and (iii) dividends and other distributions paid to us on account of our portfolio investments. However, for Expense Payments made under the prior version of the Expense Support Agreement, we calculated Available Operating Funds for the purpose of determining whether we are obligated to make reimbursements to our Adviser as the sum of (i) our net investment income, (ii) the net realized capital gains/losses, (iii) the changes in unrealized losses, and (iv) dividends and other distributions paid to us from our portfolio investments. The calculation of changes in unrealized losses shall only reflect further reduction in value of individual investments from the largest previously recorded unrealized loss for such individual investment. Realized losses will only include the amount in excess of the largest previously recorded unrealized loss for the same investment.

The purpose of the Expense Support Agreement was to minimize distributions to stockholders from us being characterized as returns of capital for U.S. GAAP purposes and to reduce operating expenses until we had raised sufficient capital to be able to absorb such expenses. However, such distributions may still be characterized as a return of capital for U.S. federal income tax purposes.

The following table provides information regarding obligations incurred by the Adviser pursuant to the Expense Support Agreement:

Period Ended	Expense Support Payments Due from Adviser	Expense Support Payments Reimbursed to Adviser	Unreimbursed Expense Support Payments	Operating Expense Ratio(1)	Annualized Distribution Rate(2)	Eligible to be Repaid Through
September 30, 2015	397,382	—	397,382	8.52%	6.00%	September 30, 2018
December 31, 2015	320,756	—	320,756	8.66%	6.00%	December 31, 2018
March 31, 2016	334,176	—	334,176	7.36%	6.00%	March 31, 2019
June 30, 2016	126,468	—	126,468	3.52%	6.00%	June 30, 2019
September 30, 2016	235,836	—	235,836	4.78%	6.00%	September 30, 2019
December 31, 2016	306,410	—	306,410	4.65%	5.84%	December 31, 2019
March 31, 2017	228,380	—	228,380	3.59%	6.00%	March 31, 2020
June 30, 2017	94,722	—	94,722	3.04%	6.00%	June 30, 2020
September 30, 2017	340,295	—	340,295	3.90%	6.00%	September 30, 2020
October 31, 2017	116,365	—	116,365	1.75%	6.00%	October 31, 2020
		Total	$2,500,790

(1) Operating expense ratio is as of the date the expense support payment obligation was incurred by the Adviser and includes all expenses borne by the Company, except for organizational and offering expenses, base management fees, and any interest expense attributable to indebtedness incurred by the Company.

(2)Annualized distribution rate equals the annualized rate of distributions to stockholders based on the amount of the regular distributions paid immediately prior to the date the expense support payment obligation was incurred by the Adviser. Annualized distribution rate does not include bonus distributions paid to stockholders.

During the year ended June 30, 2018, the Adviser’s obligation to the Company was $456,660 for expense support pursuant to the Expense Support Agreement. As of June 30, 2018, no expense support is due from the Adviser to the Company, which is presented net of amounts due to the Adviser on the Statement of Assets and Liabilities.

Expense Limitation Agreement

The Expense Support Agreement and Amended Expense Support Agreement were terminated with the adoption of the Expense Limitation Agreement (as described below). However, we continue to be obligated to reimburse the Adviser for Expense Payments pursuant to the terms of the Expense Support Agreement described above. Reimbursements for payments prior to March 29, 2016 will be made per the Expense Support Agreement terms. Reimbursement payments from March 29, 2016 to the present will be made under the Amended Expense Support Agreement. The Company will have no obligation to reimburse the Adviser for Expense Payments beyond three years from the date on which the Expense Payment was made, regardless of whether the Adviser waives reimbursement at any point during this period.

The Adviser and the Company have entered into an Expense Limitation Agreement on October 31, 2017 under which the Adviser has agreed contractually to waive its fees and to pay or absorb the operating expenses of the Company, including offering expenses, any shareholder servicing fees, and other expenses described in the Investment Advisory Agreement, but not including any portfolio transaction or other investment-related costs (including brokerage commissions, dealer and underwriter spreads, prime broker fees and expenses and dividend expenses related to short sales), interest expenses and other financing costs, distribution fees, extraordinary expenses and acquired fund fees and expenses, to the extent that they exceed the expense limitation per class on a per annum basis of the Company’s average weekly net assets, through October 31, 2018 (the “Expense Limitation”). In consideration of the Adviser’s agreement to limit the Company’s expenses, the Company has agreed to repay the Adviser in the amount of any fees waived and Company expenses paid or absorbed, subject to the limitations that: (1) the reimbursement will be made only for fees and expenses incurred not more than three years following the end of the fiscal quarter in which they were incurred; and (2) the reimbursement may not be made if it would cause the Expense Limitation, or any lower limit that has been put in place, to be exceeded. The Expense Limitation Agreement may be terminated only by the Board on written notice to the Adviser. After October 31, 2018, the Expense Limitation Agreement may expire or be renewed or modified to limit expenses to a level different at the Adviser’s and Board’s discretion.

The below table lists the Expense Limitation by Class.

Class	Expense Limitation
Class A	8.00%
Class I	7.75%
Class L	8.00%
Class C	8.00%

The following table provides information regarding obligations incurred by the Adviser pursuant to the Expense Limitation Agreement:

Period Ended	Expense Limitation Payments Due from Adviser	Expense Limitation Payments Reimbursed to Adviser	Unreimbursed Expense Limitation Payments	Eligible to be Repaid Through
December 31, 2017	$242,758	—	$242,758	December 31, 2020
March 31, 2018	279,811	—	279,811	March 31, 2021
June 30, 2018	226,127	—	226,127	June 30, 2021
	$748,696		$748,696

During the year ended June 30, 2018, the Adviser’s obligation to the Company was $748,696 for expenses incurred pursuant to the Expense Limitation Agreement. As of June 30, 2018, $226,127 of expense reimbursements are due from the Adviser to the Company, which is presented net of amounts due to the Adviser on the Statement of Assets and Liabilities.

On May 11, 2018, the Company’s Adviser agreed to permanently waive its right to any reimbursement (the “Waiver”) to which it may be entitled pursuant to the Expense Support Agreement, and any amendments, or the

Expense Limitation Agreement, dated as of October 31, 2017, between the Company and the Adviser, in the event the Company (i) consummates a transaction (a “Transaction”) in which the Company (x) merges with and into another company, or (y) sells all or substantially all of its assets to one or more third parties, or (ii) liquidates its assets and dissolves in accordance with the Company’s charter and bylaws (a “Dissolution” and together with a Transaction, an “Exit Event”). The Waiver will be effective as of the date on which the Company’s Board approves an Exit Event.

Administration Agreement

On September 2, 2014, the Company entered into an administration agreement (the “Administration Agreement”) with Prospect Administration LLC (the “Administrator”), an affiliate of the Adviser. The Administrator performs, oversees and arranges for the performance of administrative services necessary for the operation of the Company. These services include, but are not limited to, accounting, finance and legal services. For providing these services, facilities and personnel, the Company reimburses the Administrator for the Company’s actual and allocable portion of expenses and overhead incurred by the Administrator in performing its obligations under the Administration Agreement, including rent and the Company’s allocable portion of the costs of its Chief Financial Officer and Chief Compliance Officer and her staff. For the year ended June 30, 2018, administrative costs incurred by the Company to the Administrator were $357,995. As of June 30, 2018, $45,833 was payable to the Administrator.

The Administrator agrees to cap the administrative costs charged to the Company at an amount not to exceed $275,000 in the aggregate during the one-year period beginning on November 1, 2017 and ending on October 31, 2018 (the “Specified Period”); However, that such dollar amount may be exceeded in the event, and to the extent, that the Adviser deems it advisable to incur greater than anticipated administrative costs as a result of non-ordinary events related to the Company.

Commissions and fees on shares sold

The Company agreed to pay the Dealer Manager selling commissions in the amount of 6.0% of the selling price of each Class R share for which a sale was completed from the shares offered in the offering.

As compensation for acting as the Dealer Manager, the Company agreed to pay the Dealer Manager a dealer manager fee in the amount of 2.0% of the selling price of each Class R share for which a sale was completed from the Class R or RIA Shares offered in the offering. The Dealer Manager was expected to re-allow the full amount of selling commissions to participating broker-dealers and did re-allow up to 1.15% of the dealer manager fee to participating broker-dealers for reimbursement of marketing expenses.

Under the Dealer Manager agreement signed under the interval fund conversion, the maximum sales load is 5.75% and 4.25% of the amount invested for Class A shares and Class L shares, respectively, while Class C and I shares are not subject to sales loads.

During the year ended June 30, 2018 the total sales load incurred through the offering of our common stock was $51,969, which includes $38,771 of selling commissions and $13,198 of dealer manager fees. These fees are charged against additional paid-in capital on the Statement of Assets and Liabilities.

The Dealer Manager’s resignation was effective May 13, 2018 and as such, no longer is selling shares.

Investor Services Agreement

The Company also entered into an investor services agreement (the “Investor Services Agreement”) under which the Company reimburses Stratera Holdings for providing investor relations support and related back-office services with respect to the Company’s investors. During the year ended June 30, 2018, Stratera Holdings incurred $183,215 of operating expenses in connection with the Investor Services Agreement, which were recorded as part of Adviser shared service expense in the Statement of Operations. During the year ended June 30, 2018 Stratera Holdings incurred $34,264 of offering costs in connection with the Investor Services Agreement, which, in conjunction with other offering costs incurred by the Adviser on behalf of the Company, were deferred as an asset and amortized, on a straight-line basis, as an expense over the 12-month period immediately following the deferral. See the Offering Costs section below for a summary of all organization and offering costs and operating expenses incurred by and payable to the Adviser on behalf of the Company.

Offering Costs

The Adviser, on behalf of the Company, paid or incurred offering costs of $227,362, which includes $34,264 of offering costs in connection with the Investor Services, during the year ended June 30, 2018.

As of June 30, 2018, $64,500 remains as a deferred asset on the Statement of Assets and Liabilities, while $358,608 has been amortized to expense in the Statement of Operations during the year ended June 30, 2018.

As of June 30, 2018, the total due to the Adviser for organization and offering costs and operating expenses paid on behalf of the Company was $2,011,533, which is broken out as follows:

Fiscal Year Ended	Organization and Offering Costs (“O&O”)	Operating Expenses (“OpEx”) paid on behalf of the Company	Total Due to Adviser for O&O and OpEx paid on behalf of the Company
June 30, 2013	$597,784	$—	$597,784
June 30, 2014	339,610	—	339,610
June 30, 2015	364,065	430,164	794,229
June 30, 2016	302,774	352,918	655,692
June 30, 2017	328,286	287,193	615,479
June 30, 2018	227,362	418,751	646,113
	2,159,881	1,489,026	3,648,907

Reimbursements made to the Adviser	(184,648)	(1,452,726)	(1,637,374)
Unreimbursed costs and expenses
paid on behalf of the Company	$1,975,233	$36,300	$2,011,533

Upon achieving the Minimum Offering Requirement, the Adviser was entitled to receive up to 5.0% of the gross proceeds from the offering as reimbursement for organization and offering costs that it has funded, until all of the organization and offering costs incurred and/or paid by the Adviser have been recovered. On September 2, 2014, the Adviser agreed to reduce such reimbursement and accept a maximum of 2.0% of the gross proceeds of the offering of the Company’s securities until all of the organization and offering costs incurred and/or paid by the Adviser have been recovered.

Co-Investments

On February 10, 2014, the Company received an exemptive order from the SEC (the “Order”) that gave it the ability to negotiate terms other than price and quantity of co-investment transactions with other funds managed by the Adviser or certain affiliates, including Prospect Capital Corporation (“PSEC”) and Priority Income Fund, Inc. (“PRIS”), a closed-end fund managed by an affiliate of PCM, subject to the conditions included therein. Under the terms of the relief permitting the Company to co-invest with other funds managed by the Adviser or its affiliates, a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Company’s independent directors must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to the Company and its stockholders and do not involve overreaching of the Company or its stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of the Company’s stockholders and is consistent with the Company’s investment objective and strategies. In certain situations where co-investment with one or more funds managed by the Adviser or its affiliates is not covered by the Order, such as when there is an opportunity to invest in different securities of the same issuer, the personnel of the Adviser or its affiliates will need to decide which fund will proceed with the investment. Such personnel will make these determinations based on policies and procedures, which are designed to reasonably ensure that investment opportunities are allocated fairly and equitably among affiliated funds over time and in a manner that is consistent with applicable laws, rules and regulations. Moreover, except in certain circumstances, when relying on the Order, the Company will be unable to invest in any issuer in which one or more funds managed by the Adviser or its affiliates has previously invested.

As of June 30, 2018, the Company and PRIS both hold Carlyle Global Market Strategies CLO 2017-5, Ltd., Galaxy XIX CLO, Ltd., GoldenTree 2013-7A, GoldenTree Loan Opportunities IX, Ltd., Madison Park Funding XIII, Ltd., Madison Park Funding XIV, Ltd., Octagon Investment Partners XIV, Ltd., Octagon Investment Partners XXI, Ltd., Octagon Investment Partners 30, Ltd., OZLM XII, Ltd., Voya IM CLO 2013-1, Ltd., Voya CLO 2016-1, Ltd. and THL Credit Wind River 2013-1 CLO, Ltd. (f/k/a Wind River 2013-1 CLO, Ltd.); however only Voya CLO 2016-1, Ltd. is a co-investment pursuant to the Order because all the others were purchased on the secondary market.

As of June 30, 2018, the Company and PSEC both hold an investment in Carlyle Global Market Strategies CLO 2014-4-R, Ltd. (f/k/a Carlyle Global Market Strategies CLO 2014-4, Ltd.) however this investment is not considered a co-investment pursuant to the Order as it was purchased on the secondary market.

Allocation of Expenses

The cost of valuation services for CLOs is initially borne by PRIS, which then allocates to the Company its proportional share of such expense. During the year ended June 30, 2018, PRIS has incurred $60,004 in expenses related to valuation services that are attributable to the Company. The Company reimburses PRIS for these expenses and includes them as part of valuation services in the Statement of Operations. As of June 30, 2018, $16,258 of expense is due to PRIS, which is presented as part of due to affiliates on the Statement of Assets and Liabilities.

The cost of filing software is initially borne by PSEC, which then allocates to the Company its proportional share of such expense. During the year ended June 30, 2018, PSEC has incurred $10,162 in expenses related to the filing services that are attributable to the Company. The Company reimburses PSEC for these expenses and includes them as part of general and administrative expenses in the Statement of Operations. As of June 30, 2018, $4,695 of expense is due to PSEC, which is presented as part of due to affiliates on the Statement of Assets and Liabilities.

The cost of portfolio management software is initially borne by the Company, which then allocates to PSEC its proportional share of such expense. During the year ended June 30, 2018, the Company incurred $23,603 in expenses related to the portfolio management software that is attributable to PSEC. PSEC reimburses the Company for these expenses. As of June 30, 2018, $12,018 of expense is due from PSEC, which is presented as due from affiliate on the Statement of Assets and Liabilities.

Officers and Directors

Certain officers and directors of the Company are also officers and directors of the Adviser and its affiliates. There were no fees paid to the independent directors of the Company as the Company did not exceed the minimum net asset value required (i.e., greater than $100 million) to receive a fee for the year ended June 30, 2018. The officers do not receive any direct compensation from the Company.

Note 8. Distributions to Shareholders

Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP. The following tables reflect the distributions per share that the Company declared and paid or are payable to its stockholders during the year ended June 30, 2018. Stockholders of record as of each respective record date were or will be entitled to receive the distribution.

Record Date	Payment Date	Total Amount per Share Class A (formerly Class R)(a)	Total Amount per Share Class I (formerly Class I and RIA)(a)	Amount Distributed
July 7, 14, 21 and 28, 2017	July 31, 2017	$0.07088	$0.07088	$44,525
August 4, 11, 18 and 25, 2017	August 28, 2017	0.07088	0.07088	44,975
September 1, 8, 15, 22 and 29, 2017(b)	October 2, 2017	0.08860	0.08860	56,963
October 6, 13, 20 and 27, 2017	October 30, 2017	0.07088	0.07088	46,861
November 2, 9, 16 and 25, 2017	November 27, 2017	0.07088	0.07088	46,903

November 30, 2017, December 7, 14,21 and 28, 2017(b)	January 2, 2018	0.07825	0.07825	52,122
January 4, 11, 18 and 25, 2018	January 30, 2018	0.06224	0.06224	41,596
February 1, 8, 15 and 22, 2018	February 27, 2018	0.06880	0.06880	45,786
March 1, 8, 15, 22 and 29, 2018	April 2, 2018	0.08365	0.08370	56,074
April 5, 12, 19 and 26, 2018	April 30, 2018	0.06580	0.06585	44,514
May 3, 10, 17 and 24, 2018	May 28, 2018	0.06500	0.06510	42,632
May 31, 2018, June 7, 14, 21 and 28,2018	July 2, 2018	0.06475	0.06485	42,568
Total declared and distributed for the year ended June 30, 2018				$565,519

(a)	Total amount per share represents the total distribution rate for the record dates indicated.

(b)	Includes bonus distributions.

Dividends and distributions to stockholders are recorded on the record date. The table above includes distributions with record dates during the year ended June 30, 2018 and does not include distributions previously declared to stockholders of record on any future dates, as those amounts are not yet determinable. The following distributions were previously declared and have record dates subsequent to June 30, 2018 for Class A and Class I shares:

Record Date	Payment Date	Total Amount per Share Class A (formerly Class R)(a)	Total Amount per Share Class I (formerly Class I and RIA)(a)
July 5, 12, 19 and 26, 2018	July 30, 2018	0.06392	0.06404
August 2, 9, 16, 23 and 30, 2018	September 4, 2018	0.06405	0.06415

(a)	Total amount per share represents the total distribution rate for the record dates indicated.

The Company may fund its distributions to stockholders from any sources of funds available, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets and expense reimbursements from the Adviser, which may constitute a return of capital and reduce the amount of capital available to the Company for investment. Any capital returned to stockholders through distributions will be distributed after payment of fees and expenses.

Following commencement of the Company’s public offering, substantial portions of the Company’s distributions to stockholders have been funded through Expense Payments that are subject to repayment by the Company. The purpose of this arrangement was to ensure that no portion of the Company’s distributions to stockholders was paid from offering proceeds. Any such distributions funded through Expense Payments were not based on the Company’s investment performance. The reimbursement of these Expense Payments owed to the Adviser would reduce the future distributions to which stockholders would otherwise be entitled. For the year ended June 30, 2018, the Company was not obligated to repay any amounts to the Adviser for Expense Payments. There can be no assurance that the Company will achieve the performance necessary to sustain its distributions or that the Company will be able to pay distributions at a specific rate or at all.

The Company has adopted an “opt in” distribution reinvestment plan pursuant to which stockholders may elect to have the full amount of distributions reinvested in additional shares. Stockholders will receive distributions in cash unless specifically “opting in” to the distribution reinvestment plan to have cash distributions reinvested in additional shares of the Company. Reinvested distributions prior to the interval conversion purchased shares at a price equal to 95% of the price that shares were sold in the offering at the closing immediately following the distribution payment date. There will be no selling commissions, dealer manager fees or other sales charges for shares issued under the distribution reinvestment plan. After the conversion to an interval fund, reinvested distributions are purchased at a price equal to NAV.

The Company issued 21,195 and 17,282 shares of common stock in connection with the distribution reinvestment plan for the year ended June 30, 2018 and the year ended June 30, 2017, respectively.

Note 9. Income Taxes

The information presented in this footnote is based on our most recent tax year end, which is June 30, 2018.

For income tax purposes, dividends paid and distributions made to shareholders are reported as ordinary income, capital gains, non-taxable return of capital, or a combination thereof. The likely and expected tax character of distributions declared and paid to shareholders during the year ended June 30, 2018 was as follows:

	Year Ended June 30, 2018	Year Ended June 30, 2017
Ordinary income	$—	$—
Capital gain	161,299	—
Return of capital	404,220	504,515
	$565,519	$504,515

While the tax character of distributions paid to shareholders for the year ended June 30, 2018 is expected to be characterized as capital gains and return of capital, the final determination of the tax character of distributions for this year will not be made until we file our tax return for the tax year ended June 30, 2018.

As of June 30, 2018, the estimated components of accumulated losses on a tax basis were as follows:

Accumulated ordinary loss	$—
Temporary differences	$(403,102)
Net unrealized loss on investments	$(103,635)

As a result of the changes in the character of the distributions for the year ended June 30, 2017, the components of accumulated earnings on a tax basis were adjusted from our prior N-CSR filing. Per the prior N-CSR filing, undistributed ordinary loss, temporary differences and net unrealized gain on investments were $(1,071,888), $(527,421) and $518,873, respectively. The revised estimated components of earnings for as of June 30, 2017 for undistributed ordinary loss, temporary differences and net unrealized gain on investments were $0, $(528,422) and $470,800, respectively.

In general, we may make certain adjustments to the classification of net assets as a result of permanent book-to-tax differences, which may include differences in the book and tax basis of certain assets and liabilities, amortization of offering costs, expense payments, nondeductible federal excise taxes and net operating losses, among other items. For the year ended June 30, 2018, we increased accumulated net investment loss by $282,691 and increased additional paid in capital by $282,691.

Note 10. Concentration and Credit Risks

We anticipate that our portfolio will be comprised primarily of income-oriented securities, which includes debt securities and income-focused preferred and common equity interests, of private or public Infrastructure companies and Infrastructure-Related companies within North America. We will dynamically allocate our assets in varying types of investments based on our analysis of the credit markets, which may result in our portfolio becoming more concentrated in particular types of credit instruments (such as senior secured floating rate loans) and less invested in other types of credit instruments. These securities will be generally rated below investment grade by rating agencies or would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “high yield” or “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. We currently intend to initially weight our portfolio towards senior secured and unsecured debt.

Cash held at financial institutions, at times, may exceed the amount insured by the Federal Deposit Insurance Corporation. The Company’s portfolio may be concentrated in a limited number of investments in CLO vehicles, which is subject to a risk of loss if that sector experiences a market downturn. The Company is subject to credit risk in the normal course of pursuing its investment objectives. The Company’s maximum risk of loss from credit risk for portfolio investments is the inability of the CLO collateral managers to return up to the cost value due to loan defaults occurring in the underlying CLOs.

If one of our portfolio companies were to go bankrupt, even though we may have structured our interest as senior debt, depending on the facts and circumstances, a bankruptcy court might recharacterize our debt holding as an equity investment and subordinate all or a portion of our claim to that of other creditors. In addition, lenders can be subject to lender liability claims for actions taken by them where they become too involved in the borrower’s business or exercise control over the borrower. For example, we could become subject to a lender’s liability claim, if, among other things, we actually render significant managerial assistance.

As the interest rate on our revolving credit facility is at a variable rate based on an index, an increase in interest rates would make it more expensive to use debt to finance our investments. As a result, an increase in market interest rates could both reduce the value of our portfolio investments and increase our cost of capital, which could reduce our net investment income or net increase in net assets resulting from operations.

Note 11. Commitments and Contingencies

The Company has a conditional obligation to reimburse the Adviser for any amounts funded by the Adviser under the Expense Support Agreement if (and only to the extent that), following any fiscal quarter occurring within three years of the date on which the Adviser incurred the liability for such amount, Available Operating Funds exceeds the distributions paid by the Company to stockholders to the extent that the Company has cash available for such payment. The Company will only make reimbursement payments if its operating expense ratio is equal to or less than its operating expense ratio at the time the corresponding Expense Payment was incurred and if the annualized rate of the Company’s regular cash distributions to stockholders is equal to or greater than the annualized rate of its regular cash distributions to stockholders at the time the corresponding Expense Payment was incurred. No reimbursement will be paid to the Adviser more than three years after such corresponding Expense Payment was incurred. The Company is unable to estimate the amount that would be reimbursable to the Adviser at the time the above event occurs. However, the maximum exposure to the Company is the total of the Expense Payments from the Adviser. As of June 30, 2018, the amount of expense support that is conditionally reimbursable by the Company to the Adviser is $2,500,790.

The Company has a conditional obligation to reimburse the Adviser for any amounts funded by the Adviser under the Expense Limitation Agreement for any payments made by the Adviser. The Expense Limitation Agreement payments are subject to repayment by the Fund within the three years following the end of the quarter in which the payment was made by the Adviser; provided that any such repayments shall be subject to the then-applicable expense limitation, if any, and the limit that was in effect at the time when the Adviser made the payment that is subject to repayment. If the Expense Limitation Agreement is terminated or expires pursuant to its terms, the Adviser shall maintain its right to repayment for any payment it has made under this Agreement. As of June 30, 2018, the amount of expense limitation support that is conditionally reimbursable by the Company to the Adviser is $748,696.

The Company is not currently subject to any material legal proceedings and, to the Company’s knowledge, no material legal proceedings are threatened against the Company. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts with its portfolio companies. While the outcome of any legal proceedings cannot be predicted with certainty, the Company does not expect that any such proceedings will have a material adverse effect upon its financial condition or results of operations.

Note 12. Financial Highlights

The following is a schedule of financial highlights for the year ended June 30, 2018. The financial highlights below include the shareholder activity prior to the conversion to an interval fund on October 31, 2017. Class A includes the activity for Class R shares from prior to the conversion and Class I includes activity for Class I and Class RIA shares for the period prior to the conversion.

	Year Ended	Year Ended
	June 30, 2018	June 30, 2018
	Class A	Class I
Per share data:
Net asset value, beginning of year	$13.53	$13.53
Net investment income(a)	0.79	0.81
Net realized and unrealized gain (loss) on investments(a)	(0.80)	(0.79)
Net increase in net assets resulting from operations	(0.01)	0.02
Distributions(b)
Return of capital distributions	(0.62)	(0.62)
Capital gain	(0.24)	(0.24)
Total Distributions	(0.86)	(0.86)
Other(c)	0.05	0.04
Net asset value, end of year	$12.71	$12.73

Total return, based on NAV(d)	0.18%	0.33%
Supplemental Data:
Net assets, end of year	$7,933,028	$420,136
Ratio to average net assets:
Expenses without expense support/limitation payment	22.69%	22.43%
Expenses after expense support/limitation payment	8.91%	8.73%
Net investment income	5.92%	6.04%

Portfolio turnover	37.42%	37.42%

(a) Calculated based on weighted average shares outstanding.
(b) The per share data for distributions is the actual amount of distributions paid or payable per share of common stock outstanding during the year. Distributions per share are rounded to the nearest $0.01.
(c) The amount shown represents the balancing figure derived from the other figures in the schedule, and is primarily attributable to the accretive effects from the sales of the Company’s shares and the effects of share repurchases during the year.
(d) Total return is based upon the change in net asset value per share between the opening and ending net asset values per share during the year and assumes that distributions are reinvested in accordance with the Company’s dividend reinvestment plan. The computation does not reflect the sales load for any class of shares. Total return based on market value is not presented since the Company’s shares are not publicly traded.

The following is a schedule of financial highlights for the year ended June 30, 2017 and the period ended June 30, 2016. The Company offered three classes of shares prior to the interval conversion. The only difference is only with respect to these three share classes were the sales load purchasers in the offering paid. Each class of shares had identical voting and distributions rights, and bore its own pro rata portion of the Company’s expenses and had the same net asset value. As such, the financial highlights is presented for the Company as a whole.

	Year Ended	Period Ended
	June 30, 2017	June 30, 2016(e)
Per share data:
Net asset value, beginning of year	$12.81	$13.80
Net investment income(a)	0.71	1.21
Net realized and unrealized gain (loss) on investments(a)	0.68	(0.03)
Net increase in net assets resulting from operations	1.39	1.18
Return of capital distributions(b)	(0.92)	(0.75)
Offering costs(a)	0.03	(0.62)
Other(c)	0.22	(0.80)
Net asset value, end of year	$13.53	$12.81

Total return, based on NAV(d)	13.20%	(1.75)%
Supplemental Data:
Net assets, end of year	$8,405,744	$5,976,355
Ratio to average net assets:
Expenses without expense support payment	22.05%	36.65%
Expenses after expense support payment	10.52%	3.41%
Net investment income	5.19%	11.50%

Portfolio turnover	27.54%	4.27%

(a) Calculated based on weighted average shares outstanding.
(b) The per share data for distributions is the actual amount of distributions paid or payable per share of common stock outstanding during the year or period. Distributions per share are rounded to the nearest $0.01.
(c) The amount shown represents the balancing figure derived from the other figures in the schedule, and is primarily attributable to the accretive effects from the sales of the Company’s shares and the effects of share repurchases during the year or period.
(d) Total return is based upon the change in net asset value per share between the opening and ending net asset values per share during the year or period and assumes that distributions are reinvested in accordance with the Company’s dividend reinvestment plan. The computation does not reflect the sales load for any class of shares. Total return based on market value is not presented since the Company’s shares are not publicly traded. For the period less than one year, total return is not annualized.
(e) The net asset value at the beginning of the period is the net offering price as of August 25, 2015, which is the date that the Company satisfied its minimum offering requirement by raising over $2.5 million from selling shares to persons not affiliated with the Company or the Adviser (the “Minimum Offering Requirement”), and as a result, broke escrow and commenced making investments.

Note 13. Subsequent Events

During the period from July 1, 2018 through August 29, 2018, there were no purchases or sales of investments.

On August 10, 2018, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) between the Company and Triton Pacific Investment Corporation, Inc., a Maryland corporation (“Triton”) that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Merger Agreement provides that the Company will merge with and into Triton in a single integrated transaction (the “Merger”), with Triton, as the combined surviving entity, being renamed as TP Flexible Income Fund, Inc. (“FLEX”). In connection with the Merger, the Company’s stockholders will have a right to receive a number of shares of Triton’s common stock equal to the result of (A) the per-share net asset value of the

Company’s common stock divided by (B) the Triton per-share net asset value, determined in accordance with the Merger Agreement, at the closing of the Merger, which currently is expected to occur in the fourth calendar quarter of 2018, subject to requisite stockholder approval of the Company and Triton. Triton has filed a Combined Registration and Proxy Statement on Form N-14, which outlines the terms and conditions of the Merger and the Merger Agreement and the stockholder proposals related to the Merger and the Merger Agreement, and provides additional information about Triton.

Following completion of the Merger, Triton, as FLEX, is expected to continue to be an externally managed, non-diversified, closed-end management investment company that elects to be regulated as a business development company under the 1940 Act. As such, FLEX will be required to continue to comply with certain regulatory requirements under the 1940 Act applicable to business development companies. In addition, FLEX is expected to continue to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a result, following completion of the Merger, the Company’s stockholders will be investors in a business development company and benefit from the protections of the 1940 Act applicable to business development companies. Similar to shares of the Company’s common stock, the shares of common stock of FLEX will not be listed on an exchange and should be considered to be illiquid.

Following the merger, FLEX’s investment adviser will be Prospect Flexible Income Management, LLC. FLEX’s investment activities will be led by a team of investment professionals from the investment and operations team of Prospect Capital Management. These are the same individuals that currently manage the Company.

Pathway Capital Opportunity Fund, Inc. Schedule of Investments
As of September 30, 2018 (unaudited)

Portfolio Investments (1)	Industry	Sector (2)	Coupon/Yield	Legal Maturity	Principal Amount	Amortized Cost	Fair Value(3)	% of Net Assets

LEVEL 2 PORTFOLIO INVESTMENTS (4)

Senior Unsecured Bonds

ACE Cash Express, Inc.(5)	Financial	Services	12.00%	12/15/2022	$500,000	$493,405	$534,271	7.2%
Archrock Partners, LP	Energy	Services	6.00%	4/1/2021	500,000	497,385	503,073	6.7%
Brand Energy & Infrastructure Services, Inc.	Energy	Industrial	8.50%	7/15/2025	1,000,000	1,000,000	1,030,380	13.8%
Calumet Specialty Products	Energy	Downstream	7.75%	4/15/2023	550,000	524,947	550,515	7.4%
Carrizo Oil and Gas, Inc.	Energy	Upstream	7.50%	9/15/2020	191,000	192,799	191,796	2.6%
CSI Compressco LP	Energy	Services	7.25%	8/15/2022	750,000	679,227	697,500	9.3%
Ferrellgas Partners LP	Energy	Downstream	8.63%	6/15/2020	750,000	750,000	713,437	9.6%
Global Partners LP	Energy	Midstream	7.00%	6/15/2023	350,000	331,734	356,672	4.8%
Jonah Energy LLC	Energy	Midstream	7.25%	10/15/2025	1,000,000	1,000,000	772,258	10.3%
Martin Midstream Partners LP	Energy	Midstream	7.25%	2/15/2021	500,000	486,232	500,200	6.7%
NGL Energy Partners LP	Energy	Midstream	6.88%	10/15/2021	750,000	746,043	765,311	10.2%
Weatherford Bermuda	Energy	Services	9.88%	3/1/2039	350,000	322,976	337,313	4.5%
Total Senior Unsecured Bonds						$7,024,748	$6,952,726	93.1%

Senior Secured Bonds
Hexion Inc.	Energy	Chemicals	6.63%	4/15/2020	$550,000	$527,514	$518,676	6.9%
Total Senior Secured Bonds						$527,514	$518,676	6.9%

Total Level 2 Portfolio Investments						$7,552,262	$7,471,402	100.0%

Portfolio Investments (1)	Industry	Sector (2)	Coupon/Yield	Legal Maturity	Principal Amount	Amortized Cost	Fair Value(3)	% of Net Assets

LEVEL 3 PORTFOLIO INVESTMENTS

CLO - subordinated notes (5) (6)

Carlyle Global Market Strategies CLO 2014-4-R, Ltd.	Structured Finance	N/A	21.1%	7/15/2030	$250,000	$184,293	$190,338	2.5%
Carlyle Global Market Strategies CLO 2017-5, Ltd.	Structured Finance	N/A	16.0%	1/20/2030	500,000	490,551	443,951	5.9%
Galaxy XIX CLO, Ltd.	Structured Finance	N/A	10.4%	7/24/2030	250,000	168,121	132,307	1.8%
GoldenTree 2013-7A(7)	Structured Finance	N/A	—%	4/25/2025	250,000	401	401	—%
GoldenTree Loan Opportunities IX, Ltd.	Structured Finance	N/A	14.9%	10/29/2029	250,000	184,771	155,670	2.2%
Madison Park Funding XIII, Ltd.	Structured Finance	N/A	20.4%	1/19/2025	250,000	178,783	166,102	2.2%
Madison Park Funding XIV, Ltd.	Structured Finance	N/A	14.9%	7/20/2026	250,000	195,523	181,186	2.4%
Octagon Investment Partners XIV, Ltd.	Structured Finance	N/A	18.0%	7/15/2029	850,000	520,474	425,843	5.7%
Octagon Investment Partners XXI, Ltd.	Structured Finance	N/A	18.1%	11/14/2026	300,000	182,971	185,103	2.6%
Octagon Investment Partners 30, Ltd.	Structured Finance	N/A	15.8%	3/17/2030	475,000	454,559	394,155	5.3%
OZLM XII, Ltd.	Structured Finance	N/A	15.1%	4/30/2027	275,000	216,569	167,406	2.2%
THL Credit Wind River 2013-1 CLO, Ltd.	Structured Finance	N/A	15.2%	7/20/2030	325,000	245,800	191,408	2.6%
Voya IM CLO 2013-1, Ltd.	Structured Finance	N/A	15.2%	10/15/2030	278,312	183,726	156,306	2.1%
Voya CLO 2016-1, Ltd.	Structured Finance	N/A	20.9%	1/20/2031	250,000	210,345	213,957	2.9%
Total CLO - subordinated notes						$3,416,887	$3,004,133	40.2%

Total Level 3 Portfolio Investments						$3,416,887	$3,004,133	40.2%

Total Portfolio Investments						$10,969,149	$10,475,535	140.3%
Liabilities in excess of other assets							(3,007,508)	(40.3)%
Net assets							$7,468,027	100.0%

(1) Pathway Capital Opportunity Fund, Inc. (the “Company”) does not “control” and is not an “affiliate” of any of the portfolio investments, each term as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if the Company owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company if the Company owned 5% or more of its voting securities.

(2) The upstream sector includes businesses that locate, develop or extract energy in its most basic, raw form. The midstream sector includes businesses that process, gather, transport, ship, transmit or store raw energy resources or by-products in a form suitable for refining or power generation. The downstream sector includes businesses that refine, market or distribute energy to end-user customers.

(3) Fair value is determined by or under the direction of the Company’s Board of Directors (see Note 2).

(4) All Level 2 securities are pledged as collateral supporting the amounts outstanding under a revolving credit facility with BNP Paribas Prime Brokerage International, Ltd. that was closed on August 25, 2015 (the “Credit Facility”).

(5) This (these) investment(s) are co-investments with other entities managed by an affiliate of Pathway Capital Opportunity Fund Management, LLC, the investment adviser of the Company (the “Adviser”). (See Note 2).

(6) The CLO subordinated notes are considered equity positions in the Collateralized Loan Obligations (“CLOs”). The CLO equity investments are entitled to recurring distributions which are generally equal to the excess cash flow generated from the underlying investments after payment of the contractual payments to debt holders and fund expenses. The current estimated yield is based on the current projections of this excess cash flow taking into account assumptions which have been made regarding expected prepayments, losses and future reinvestment rates. These assumptions are periodically reviewed and adjusted. Ultimately, the actual yield may be higher or lower than the estimated yield if actual results differ from those used for the assumptions.

(7) Security was called for redemption and the liquidation of the underlying loan portfolio is ongoing. Such investments are non-income producing.

See accompanying notes to schedule of investments (as of September 30, 2018).

Pathway Capital Opportunity Fund, Inc.

Notes to Schedule of Investments

As of September 30, 2018 (unaudited)

Note 1. Principal Business

Pathway Capital Opportunity Fund, Inc. (formerly known as Pathway Energy Infrastructure Fund, Inc.) (the “Company”) is an interval fund which is a closed-end management investment company that has adopted a fundamental policy to conduct periodic repurchases of its outstanding shares of common stock pursuant to Rule 23c-3 of the Investment Company Act of 1940. The Company is focused on investing at least 50 percent of its total assets in the securities of infrastructure companies. These can include but are not limited to transportation, defense, electric utilities and power, energy, chemicals, communication networks, water and wastewater systems, food and agriculture, social infrastructure, metals, industrials, materials, real estate, and other resources and services related to infrastructure assets like cement, paper, staffing, logistics, environmental, software, and forest product companies.

Note 2. Investments

The Company follows guidance under U.S. generally accepted accounting principles, which classifies the inputs used to measure fair values into the following hierarchy:

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date.

Level 2. Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities on an inactive market, or other observable inputs other than quoted prices.

Level 3. Unobservable inputs for the asset or liability.

In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.

Investments for which market quotations are readily available are valued at such market quotations and are classified in Level 1 of the fair value hierarchy.

Securities traded on a national securities exchange are valued at the last sale price on such exchange on the date of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities traded on the Nasdaq market are valued at the Nasdaq official closing price (“NOCP”) on the day of valuation or, if there was no NOCP issued, at the last sale price on such day. Securities traded on the Nasdaq market for which there is no NOCP and no last sale price on the day of valuation are valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price.

Securities traded in the over-the-counter market are valued by an independent pricing agent or more than one principal market maker, if available, otherwise a principal market maker or a primary market dealer. The Company valued over-the-counter securities by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by an independent pricing agent and screened for validity by such service. Such securities are categorized in Level 2 of the fair value hierarchy.

With respect to investments for which market quotations are not readily available, or when such market quotations are deemed not to represent fair value, the board of directors (the “Board”) has approved a multi-step valuation process, as described below, and such investments are classified in Level 3 of the fair value hierarchy:

1.	each portfolio investment is reviewed by investment professionals of the Adviser with an independent valuation firm engaged by the Board;

2.	the independent valuation firm conducts independent valuations and make its own independent assessments;

3.	the audit committee of the Board (the “Audit Committee”) reviews and discusses the valuation of the Adviser and that of the independent valuation firm quarterly.

In August 2018, the FASB issued ASU No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. The standard will modify the disclosure requirements for fair value measurements by removing, modifying, or adding certain disclosures. ASU No. 2018-13 is effective for annual reporting periods beginning after December 15, 2019, including interim periods within that reporting period. Early adoption is permitted upon issuance of this ASU. We are currently evaluating the impact of adopting this ASU on our consolidated financial statements.

The Company’s investment in loans is classified as Level 3 securities under ASC 820 and is valued utilizing a combination of yield analysis and discounted cash flow analysis, as appropriate. The yield analysis uses loan spreads and other relevant information implied by market data involving identical or comparable assets or liabilities. The discounted cash flow analysis uses valuation techniques to convert future cash flows or earnings to a range of fair values from which a single estimate may be derived utilizing an appropriate discount rate. The measurement is based on the net present value indicated by current market expectations about those future amounts.

The Company’s investments in CLOs are classified as Level 3 securities under ASC 820 and are valued primarily using a discounted multi-path cash flow model. The CLO structures are analyzed to identify the risk exposures and appropriate call date (i.e., expected maturity). These risk factors are sensitized using Monte Carlo simulations to generate probability-weighted (i.e., multi-path) cash flows for the underlying assets and liabilities. These cash flows are discounted using appropriate market discount rates, and relevant data in the CLO market and certain benchmark credit indices are considered, to determine the value of each CLO investment. In addition, the Company generates a single-path cash flow utilizing our best estimate of expected cash receipts, and assesses the reasonableness of the discount rate that would be effective for the corresponding multi-path estimate of value. The Company is not responsible for and has no influence over the asset management of the portfolios underlying the CLO investments the Company holds as those portfolios are managed by non-affiliated third party CLO collateral managers. The main risk factors are: default risk, interest rate risk, downgrade risk, and credit spread risk.

The types of factors that are taken into account in fair value determination include, as relevant, market changes in expected returns for similar investments, performance improvement or deterioration, security covenants, call protection provisions, and information rights, the nature and realizable value of any collateral, the issuer’s ability to make payments and its earnings and cash flows, the principal markets in which the issuer does business, comparisons to traded securities, and other relevant factors.

During the quarter ended September 30, 2018, the Company did not purchase any investment securities (excluding short-term securities). During the quarter ended September 30, 2018, the Company did not sell any securities.

During the quarter ended September 30, 2018, one bond was redeemed for proceeds of $314,907.

During the quarter ended September 30, 2018, the Company recorded other-than-temporary impairment on an investment security, resulting in a realized loss of $20,261.

The following table summarizes the inputs used to value the Company’s investments measured at fair value as of September 30, 2018:

	Level 1	Level 2	Level 3	Total
Assets
Senior Secured and Unsecured Bonds	$—	$7,471,402	$—	$7,471,402
CLO - subordinated notes	—	—	3,004,133	3,004,133
Total	$—	$7,471,402	$3,004,133	$10,475,535

The following is a reconciliation of investments for which Level 3 inputs were used in determining fair value:

CLO - subordinated notes
Balance at June 30, 2018	$3,127,896
Net realized loss on investments	(20,261)
Change in unrealized appreciation, net	(77,780)
Purchases of portfolio investments	—
Proceeds from sale of portfolio investment	—
Accretion of purchase discount, net	(25,722)
Transfers into Level 3 (1)	—
Transfers out of Level 3 (1)	—
Balance at September 30, 2018	$3,004,133

Net change in unrealized appreciation attributable to Level 3 investments still held at the end of the period	$(77,780)

The following table provides quantitative information about significant unobservable inputs used in the fair value measurement of Level 3 investments as of September 30, 2018:

			Unobservable Input
Asset Category	Fair Value	Primary Valuation Technique	Input	Range(1)(2)	Weighted Average
CLO - subordinated notes	$3,004,133	Discounted Cash Flow	Discount Rate	16.83% - 24.96%	21.07%
Total Level 3 investments	$3,004,133

(1) Excludes investments that have been called for redemption.

(2) Represents the implied discount rate based on our internally generated single-cash flows that is derived from the fair value estimated by the corresponding multi-path cash flow model utilized by the independent valuation firm.

In determining the range of values for the Company’s investment in loans, management and the independent valuation firm estimated corporate and security credit ratings and identified corresponding yields to maturity for the loan from relevant market data. A discounted cash flow analysis was then prepared using the appropriate yield to maturity as the discount rate, to determine a range of values.

In determining the range of values for the Company’s investments in CLOs, management and the independent valuation firm use primarily a discounted multi-path cash flow model. The valuations were accomplished through the analysis of the CLO deal structures to identify the risk exposures from the modeling point of view as well as to determine an appropriate call date (i.e., expected maturity). These risk factors are sensitized using Monte Carlo simulations to generate probability-weighted (i.e., multi-path) cash flows for the underlying assets and liabilities. These cash flows are discounted using appropriate market discount rates, and relevant data in the CLO market and certain benchmark credit indices are considered, to determine the value of each CLO investment. In addition, we generate a single-path cash flow utilizing our best estimate of expected cash receipts, and assess the reasonableness of the discount rate that would be effective for the corresponding multi-path estimate of value.

The fair value calculations for the CLOs are sensitive to the key model inputs, including amongst other things, default and recovery rates. The default rate, recovery rate and other assumptions are determined by reference to a variety of observable market sources and applied according to the quality and asset class mix of the underlying collateral and the historical track record of each particular collateral manager. The model assumptions are reviewed on a regular basis and adjusted as appropriate to factor in historic, current and potential market developments.

The significant unobservable input used to value the loan based on the yield analysis and discounted cash flow analysis is the market yield (or applicable discount rate) used to discount the estimated future cash flows expected to be received from the underlying investment, which includes both future principal and interest/dividend payments. Increases or decreases in the market yield (or applicable discount rate) would result in a decrease or increase, respectively, in the fair value measurement. Management and the independent valuation firm consider the following factors when selecting market yields or discount rates: risk of default, rating of the investment and comparable company investments, and call provisions.

The significant unobservable input used to value the CLOs is the discount rate applied to the estimated future cash flows expected to be received from the underlying investment, which includes both future principal and interest payments. Included in the consideration and selection of the discount rate are the following factors: risk of default, comparable investments, and call provisions. An increase or decrease in the discount rate applied to projected cash flows, where all other inputs remain constant, would result in a decrease or increase, respectively, in the fair value measurement.

The Company is not responsible for and have no influence over the asset management of the portfolios underlying the CLO investments the Company holds as those portfolios are managed by non-affiliated third party CLO collateral managers. CLO investments may be riskier and less transparent to the Company than direct investments in underlying companies. CLOs typically will have no significant assets other than their underlying senior secured loans. Therefore, payments on CLO investments are and will be payable solely from the cash flows from such senior secured loans.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of the Company’s investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Company was required to liquidate a portfolio investment in a forced or liquidation sale, the Company could realize significantly less than the value at which the Company has recorded it.

In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the currently assigned valuations.

Co-Investments

On February 10, 2014, the Company received an exemptive order from the SEC (the “Order”) that gave it the ability to negotiate terms other than price and quantity of co-investment transactions with other funds managed by the Adviser or certain affiliates, including Prospect Capital Corporation (“PSEC”) and Priority Income Fund, Inc. (“PRIS”), a closed-end fund managed by an affiliate of Prospect Capital Management, subject to the conditions included therein. Under the terms of the relief permitting the Company to co-invest with other funds managed by the Company’s Adviser or its affiliates, a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Company’s independent directors must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to the Company and its stockholders and do not involve overreaching of the Company or its stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of the Company’s stockholders and is consistent with the Company’s investment objective and strategies. In certain situations where co-investment with one or more funds managed by the Adviser or its affiliates is not covered by the Order, such as when there is an opportunity to invest in different securities of the same issuer, the personnel of the Adviser or its affiliates will need to decide which fund will proceed with the investment. Such personnel will make these determinations based on policies and procedures, which are designed to reasonably ensure that investment opportunities are allocated fairly and equitably among affiliated funds over time and in a manner that is consistent with applicable laws, rules and regulations. Moreover, except in certain circumstances, when relying on the Order, the Company will be unable to invest in any issuer in which one or more funds managed by the Adviser or its affiliates has previously invested.

As of September 30, 2018, the Company and PRIS both hold Carlyle Global Market Strategies CLO 2017-5, Ltd., Galaxy XIX CLO, Ltd., GoldenTree 2013-7A, GoldenTree Loan Opportunities IX, Ltd., Madison Park Funding XIII, Ltd., Madison Park Funding XIV, Ltd., Octagon Investment Partners XIV, Ltd., Octagon Investment Partners XXI, Ltd., Octagon Investment Partners 30, Ltd., OZLM XII, Ltd., THL Credit Wind River 2013-1 CLO, Ltd., Voya IM CLO 2013-1, Ltd. and Voya CLO 2016-1, Ltd.; however, only Voya CLO 2016-1, Ltd. is a co-investment pursuant to the Order because all the others were purchased on the secondary market.

As of September 30, 2018, the Company and PSEC both hold ACE Cash Express, Inc. and Carlyle Global Market Strategies CLO 2014-4-R, Ltd.; however, Carlyle Global Market Strategies CLO 2014-4-R, Ltd. is not considered a co-investment pursuant to the Order as it was purchased on the secondary market.

Note 3. Income Taxes

The Company has elected to be treated as a RIC for U.S. federal income tax purposes and intends to comply with the requirement of the Code applicable to RICs. In order to maintain RIC tax treatment, the Company is required to distribute at least 90% of its investment company taxable income and intends to distribute (or retain through a deemed distribution) all of the Company’s investment company taxable income and net capital gain to stockholders.

The character of income and gains that the Company will distribute is determined in accordance with income tax regulations that may differ from U.S. GAAP. For income tax purposes, dividends paid and distributions made to shareholders are reported as ordinary income, capital gains, non-taxable return of capital, or a combination thereof. In general, the Company may make certain adjustments to the classification of net assets as a result of permanent book-to-tax differences, which may include differences in the book and tax basis of certain assets and liabilities, amortization of offering costs and nondeductible federal excise taxes, among other items. Book and tax basis differences relating to stockholder dividends and distributions and other permanent book and tax differences are reclassified to paid-in capital.

The tax cost of the Company’s portfolio investments as of September 30, 2018 was as follows:

Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation
$10,656,887	$396,899	$(578,251)	$(181,352)

The differences between book-basis and tax-basis for determining unrealized appreciation/(depreciation) relate primarily to (i) the realization for tax purposes of mark-to-market gains on certain investments in passive foreign investment companies and (ii) tax basis adjustments resulting from cash distributions from passive foreign investment companies in excess of earnings and profits that are characterized as return of capital.

Tax balances are estimates and will not be final until the Company files its tax return for the year ended June 30, 2019.

Note 4. Investment Risks

When the Company invests in senior debt through secured term loans (2nd lien) and secured bonds, the Company will generally take a security interest in the available assets of the issuers, generally including the equity interests of their subsidiaries. The Company expects this security interest to help mitigate the risk that the Company will not be repaid. However, there is a risk that the collateral securing the Company’s senior secured debt may decrease in value over time or lose its entire value, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. To the extent the Company’s debt investment is collateralized by the securities of an issuer’s subsidiaries, such securities may lose some or all of their value in the event of the bankruptcy or insolvency of the issuer. Also, in some circumstances, the Company’s security interest could be subordinated to claims of other secured creditors. In addition, deterioration in an issuer’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the debt. Debt that is under-collateralized involves a greater risk of loss. Consequently, the fact that debt is secured does not guarantee that the Company will receive principal and interest payments according to the senior debt’s terms, or at all, or that the Company will be able to collect on the debt should the Company be forced to enforce its remedies.

The Company’s subordinated debt investments will be subordinated to more senior debt and will generally be unsecured. This may result in a heightened level of risk and volatility or a loss of principal which could lead to the loss of the entire investment. These investments may involve additional risks that could adversely affect the Company’s investment returns. To the extent interest payments associated with such debt are deferred, such debt may be subject to greater fluctuations in valuations, and such debt could subject the Company and its stockholders to non-cash income. Since the Company will not receive any principal repayments prior to the maturity of some of its subordinated debt investments, such investments will be of greater risk than amortizing debt.

Changes in market yields or discount rates, each in isolation, may change the fair value measurement of certain of the Company’s investments. Generally, an increase in market yields or discount rates may result in a decrease in the fair value measurement of certain of the Company’s investments.

The Company’s residual interest investments in CLOs involve a number of significant risks. CLOs are typically very highly levered (10 - 14 times), and therefore the residual interest tranches that the Company invests in are subject to a higher degree of risk of total loss. In particular, investors in CLO residual interests indirectly bear risks of the underlying loan investments held by such CLOs. The Company generally have the right to receive payments only from the CLOs, and generally do not have direct rights against the underlying borrowers or the entity that sponsored the CLO. While the CLOs the Company targets generally enable the investor to acquire interests in a pool of senior loans without the expenses associated with directly holding the same investments, the Company’s prices of indices and securities underlying CLOs will rise or fall. These prices (and, therefore, the prices of the CLOs) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. The failure of a CLO investment to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in its payments to the Company. In the event that a CLO fails certain tests, holders of debt senior to the Company may be entitled to additional payments that would, in turn, reduce the payments the Company would receive. Separately, the Company may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting CLO or any other investment the Company may make. If any of these occur, it could materially and adversely affect the Company’s operating results and cash flows.

The interests in CLOs that the Company has acquired are generally thinly traded or have only a limited trading market. CLOs are typically privately offered and sold, even in the secondary market. As a result, investments in CLOs may be characterized as illiquid securities. In addition to the general risks associated with investing in debt securities, CLO residual interests carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the fact that the Company’s investments in CLO tranches will likely be subordinate to other senior classes of note tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the CLO investment or unexpected investment results. The Company’s net asset value may also decline over time if the Company’s principal recovery with respect to CLO residual interests is less than the price that the Company paid for those investments. The Company’s CLO investments and/or the underlying senior secured loans may prepay more quickly than expected, which could have an adverse impact on its value.

An increase in LIBOR would materially increase the CLO’s financing costs. Since most of the collateral positions within the CLOs have LIBOR floors, there may not be corresponding increases in investment income (if LIBOR increases but stays below the LIBOR floor rate of such investments) resulting in materially smaller distribution payments to the residual interest investors.

If the Company acquires more than a 10% interest in certain foreign corporations that are treated as controlled foreign corporations (“CFC”) for U.S. federal income tax purposes (including the Company’s residual interest tranche investments in CLOs). Therefore, the Company will be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to its pro rata share of the corporation’s income for that tax year (including both ordinary earnings and capital gains). The Company will be required to include such deemed distributions from a CFC in its taxable income and the Company will be required to distribute such income to maintain its RIC status regardless of whether or not the CFC makes an actual distribution during such year.

The Company owns shares in “passive foreign investment companies” (“PFICs”) (including residual interest tranche investments in CLOs that are PFICs), the Company may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend to its stockholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require the Company to recognize its share of the PFICs income for each year regardless of whether the Company receives any distributions from such PFICs. The Company must nonetheless distribute such income to maintain its status as a RIC.

If the Company is required to include amounts in income prior to receiving distributions representing such income, the Company may have to sell some of its investments at times and/or at prices management would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Company is not able to obtain cash from other sources, it may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

The Company’s portfolio is concentrated in CLO vehicles, which is subject to a risk of loss if that sector experiences a market downturn. The Company is subject to credit risk in the normal course of pursuing its investment objectives. The Company’s maximum risk of loss from credit risk for portfolio investments is the inability of the CLO collateral managers to return up to the cost value due to defaults occurring in the underlying loans of the CLOs.

Investments in CLO residual interests generally offer less liquidity than other investment grade or high-yield corporate debt, and may be subject to certain transfer restrictions. The Company’s ability to sell certain investments quickly in response to changes in economic and other conditions and to receive a fair price when selling such investments may be limited, which could prevent the Company from making sales to mitigate losses on such investments. In addition, CLOs are subject to the possibility of liquidation upon an event of default of certain minimum required coverage ratios, which could result in full loss of value to the CLO residual interests and junior debt investors.

The fair value of the Company’s investments may be significantly affected by changes in interest rates. The Company’s investments in senior secured loans through CLOs are sensitive to interest rate levels and volatility. In the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses which may adversely affect the Company’s cash flow, fair value of its investments and operating results. In the event of a declining interest rate environment, a faster than anticipated rate of prepayments is likely to result in a lower than anticipated yield.

We anticipate that our portfolio will be comprised primarily of income-oriented securities, which includes debt securities and income-focused preferred and common equity interests, of private or public Infrastructure Companies within North America. We will dynamically allocate our assets in varying types of investments based on our analysis of the credit markets, which may result in our portfolio becoming more concentrated in particular types of credit instruments (such as senior secured floating rate loans) and less invested in other types of credit instruments. These securities will be generally rated below investment grade by rating agencies or would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “high yield” or “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. We currently intend to initially weight our portfolio towards senior secured and unsecured debt.

The Company’s portfolio may be concentrated in a limited number of investments in CLO vehicles, which is subject to a risk of loss if that sector experiences a market downturn. The Company is subject to credit risk in the normal course of pursuing its investment objectives. The Company’s maximum risk of loss from credit risk for portfolio investments is the inability of the CLO collateral managers to return up to the cost value due to loan defaults occurring in the underlying CLOs.

Note 5. Certain Material Subsequent Events

On August 10, 2018, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) between the Company and Triton Pacific Investment Corporation, Inc., a Maryland corporation (“Triton”) that has elected to be regulated as business development company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Merger Agreement provides that the Company will merge with and into Triton in a single integrated transaction (the “Merger”), with Triton, as the combined surviving entity, being renamed as TP Flexible Income Fund, Inc. (“FLEX”). In connection with the Merger, the Company’s stockholders will have a right to receive a number of shares of Triton’s common stock equal to the result of (A) the per-share net asset value of the Company’s common stock divided by (B) the Triton per-share net asset value, determined in accordance with the Merger Agreement, at the closing of the Merger, which currently is expected to occur in the fourth calendar quarter of 2018, subject to requisite stockholder approval of the Company and Triton. Triton has filed a Combined Registration and Proxy Statement on Form N-14, which outlines the terms and conditions of the Merger and the Merger Agreement and the stockholder proposals related to the Merger and the Merger Agreement, and provides additional information about Triton.

Following completion of the Merger, Triton, as FLEX, is expected to continue to be an externally managed, non-diversified, closed-end management investment company that elects to be regulated as a business development company under the 1940 Act. As such, FLEX will be required to continue to comply with certain regulatory requirements under the 1940 Act applicable to business development companies. In addition, FLEX is expected to continue to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a result, following completion of the Merger, the Company’s stockholders will be investors in a business development company instead of an interval fund. The N-14 filed by Triton explains the differences between those two types of funds. Similar to shares of the Company’s common stock, the shares of common stock of FLEX will not be listed on an exchange and should be considered to be illiquid.

Following the merger, FLEX’s investment adviser will be Prospect Flexible Income Management, LLC. FLEX’s investment activities will be led by a team of investment professionals from the investment and operations team of Prospect Capital Management. These are the same individuals that currently manage the Company.

The Merger is conditioned upon the receipt of approval of the stockholder of the Company and Triton. If all of the proposals are not so approved, the Merger will not occur. Subject to the requirements of Maryland law, the board of directors of the Company and Triton will consider such alternatives regarding the respective futures of the Company and Triton as they determine to be in the best interests of the Company and Triton, respectively, including, but not limited to, further solicitation of stockholders or re-proposing the proposals related to the Merger to the stockholders of the Company and Triton. In considering such alternatives for the future of the Company, the Company’s board of directors may consider liquidating the Company.

Annex A

AMENDED AND RESTATED

AGREEMENT AND PLAN OF MERGER

by and between

PATHWAY CAPITAL OPPORTUNITY FUND, INC.

and
TRITON PACIFIC INVESTMENT CORPORATION, INC.

DATED AS OF FEBRUARY 12, 2019

i

ii

Exhibit A:	Expense Limitation Agreement
Exhibit B:	New Advisory Agreement
Exhibit C:	New Administration Agreement
Exhibit D:	Distribution Agreemen

iii

AMENDED AND RESTATED

AGREEMENT AND PLAN OF MERGER

AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER, dated as of February 12, 2019 (this “Agreement”), by and between Pathway Capital Opportunity Fund, Inc., a Maryland corporation (“Pathway”), and Triton Pacific Investment Corporation, Inc., a Maryland corporation (“Triton”).

RECITALS:

WHEREAS, the boards of directors of Pathway and Triton (the “Pathway Board” and the “Triton Board,” respectively) have determined that it is in the best interests of their respective companies and stockholders to consummate the merger provided for in this Agreement in which Pathway will, on the terms and subject to the conditions set forth in this Agreement, merge with and into Triton, with Triton as the surviving company in the merger (the “Merger” and Triton, in its capacity as the surviving company in the Merger, sometimes referred to herein as the “Surviving Company”);

WHEREAS, for federal income tax purposes, it is the intent of the parties hereto that the Merger shall qualify as a “reorganization” under the provisions of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and this Agreement is intended to be and is adopted as a “plan of reorganization” for such purposes; and

WHEREAS, the parties desire to make certain representations, warranties and agreements in connection with the Merger and to prescribe certain conditions to the Merger.

WHEREAS, Pathway and Triton previously executed an Agreement and Plan of Merger dated as of August 10, 2018 (the “Original Agreement”).

WHEREAS, Pathway and Triton now desire to amend and restate the Original Agreement on the terms and conditions set forth in this Agreement.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained, the parties agree that the Original Agreement is hereby amended and restated as follows:

ARTICLE I
DEFINED TERMS

For purposes of this Agreement, the following terms shall have the meanings set forth below:

“Acceptable Confidentiality Agreement” has the meaning set forth in Section 7.9(d).

“Adverse Recommendation Change” has the meaning set forth in Section 7.9(e).

1

 “Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such Person.

“Agreement” has the meaning set forth in the preamble to this Agreement.

“Applicable Law” means, with respect to a specified Person, any federal, state, local, municipal, or foreign constitution, treaty, law (including the common law), statute, code, ordinance, rule, regulation, judgment, order, writ, decree or injunction applicable to the specified Person.

“Articles of Merger” has the meaning set forth in Section 2.2.

“Bankruptcy and Equity Exception” has the meaning set forth in Section 4.3(a).

“Book-Entry Share” means shares of Pathway Common Stock in non-certificated form represented by book entry.

“Business Day” means a day, other than Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by Applicable Law to close.

“Calculation Date” means the close of business on the second Business Day immediately preceding the Closing Date.

“Certificate” means a certificate, which immediately prior to the Effective Time represented outstanding shares of Pathway Common Stock.

“Charter” has the meaning set forth in the MGCL.

“Chosen Court” has the meaning set forth in Section 10.6.

“Claim” means any claim, action, suit, proceeding or investigation, whether civil, criminal or administrative.

“Class A Exchange Ratio” has the meaning set forth in Section 2.4(c).

“Class A Per-Share NAV” means, as of a given date, the per-share net asset value of the Class A Shares as of such date, determined in good faith by the Pathway Board in compliance with the Investment Company Act. For the avoidance of doubt, in determining Class A Per-Share NAV, the Pathway Board shall take into account (i) all necessary GAAP accruals and expenses since the date of Pathway’s most recent financial statements, (ii) the purchase and sale of investment securities, (iii) transaction expenses and other amounts incurred, paid or payable by Pathway in connection with the transactions contemplated by this Agreement, including the Loan Repayment and, if applicable, legal and other costs incurred by Prospect Administration, (iv) the waiver of any costs or expenses owed by Pathway to a third party, including (without duplication) the elimination of any liability for organizational and offering expenses and other amounts pursuant to the Pathway Adviser Waiver, and (v) all such other considerations as

2

deemed necessary or appropriate by counsel to Pathway to comply with any applicable SEC guidance regarding compliance with Section 23 of the Investment Company Act.

“Class A Shares” means shares of Pathway Common Stock classified as Class A Common Stock.

“Class C Shares” means shares of Pathway Common Stock classified as Class C Common Stock.

“Class I Exchange Ratio” has the meaning set forth in Section 2.4(c).

“Class I Per-Share NAV” means, as of a given date, the per-share net asset value of the Class I Shares as of such date, determined in good faith by the Pathway Board in compliance with the Investment Company Act. For the avoidance of doubt, in determining Class I Per-Share NAV, the Pathway Board shall take into account (i) all necessary GAAP accruals and expenses since the date of Pathway’s most recent financial statements, (ii) the purchase and sale of investment securities, (iii) transaction expenses and other amounts incurred, paid or payable by Pathway in connection with the transactions contemplated by this Agreement, including the Loan Repayment and, if applicable, legal and other costs incurred by Prospect Administration, (iv) the waiver of any costs or expenses owed by Pathway to a third party, including (without duplication) the elimination of any liability for organizational and offering expenses and other amounts pursuant to the Pathway Adviser Waiver, and (v) all such other considerations as deemed necessary or appropriate by counsel to Pathway to comply with any applicable SEC guidance regarding compliance with Section 23 of the Investment Company Act.

“Class I Shares” means shares of Pathway Common Stock classified as Class I Common Stock.

“Class L Shares” means shares of Pathway Common Stock classified as Class L Common Stock.

“Closing” has the meaning set forth in Section 3.1.

“Closing Date” has the meaning set forth in Section 3.1.

“Code” has the meaning set forth in the Recitals to this Agreement.

“Competing Proposal” means any inquiry, proposal or offer made by any Third Party: (a) to purchase or otherwise acquire, directly or indirectly, in one transaction or a series of transactions (including any merger, consolidation, tender offer, exchange offer, stock acquisition, asset acquisition, binding share exchange, business combination, recapitalization, liquidation, dissolution, joint venture or similar transaction), (i) beneficial ownership (as defined under Section 13(d) of the Exchange Act) of twenty percent (20%) or more of any class of equity securities of Pathway or Triton, or (ii) any one or more assets or businesses of Pathway or its Subsidiaries or Triton or its Subsidiaries that constitute twenty percent (20%) or more of the revenues or assets of Pathway and its Subsidiaries, taken as a whole, or Triton and its Subsidiaries, taken as a whole; or (b) any liquidation of Pathway or Triton, in each case other than the Merger and the transactions contemplated by this Agreement.

3

“DOJ” means the Antitrust Division of the United States Department of Justice.

“Effective Time” has the meaning set forth in Section 2.2.

“Environmental Laws” means, collectively, with respect to a specified Person, any and all environmental, health or safety matters or any private or governmental environmental, health or safety investigations or remediation activities of any nature with respect to any real property owned by the specified Person or its Subsidiaries seeking to impose, or that are reasonably likely to result in, any liability or obligation of the specified Person or any of its Subsidiaries arising under any local, state or federal environmental, health or safety statute, regulation, ordinance, or other requirement of any Governmental Entity, including the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, and any similar state laws.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exchange Agent” has the meaning set forth in Section 3.2.

“Exchange Agent Agreement” has the meaning set forth in Section 3.2.

“Exchange Fund” has the meaning set forth in Section 3.3.

“Excluded Pathway Shares” means, collectively, the shares of Pathway Common Stock owned by (a) Triton or (b) any wholly-owned Subsidiary of Pathway or Triton.

“Final Pathway Dividend” has the meaning set forth in Section 3.4(d).

“Form N-14 Registration Statement” has the meaning set forth in Section 4.4(a).

“FTC” means the United States Federal Trade Commission.

“GAAP” means United States generally accepted accounting principles.

“Governmental Entity” means any federal, state or local government or any court, administrative or regulatory agency or commission or other governmental authority or agency, domestic or foreign.

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

“Indemnified Parties” has the meaning set forth in Section 7.5.

“Intellectual Property Rights” means, collectively, all trademarks, trade names, patent rights, copyrights, domain names, licenses, approvals, trade secrets and other similar rights.

“Investment Advisers Act” means the Investment Advisers Act of 1940, as amended.

“Investment Company Act” means the Investment Company Act of 1940, as amended.

“IRS” means the United States Internal Revenue Service.

4

“Joint Proxy Statement/Prospectus” has the meaning set forth in Section 4.4(a).

“Letter of Transmittal” has the meaning set forth in Section 3.4(a).

“Liens” means liens, pledges, charges, claims and security interests and similar encumbrances.

“Loan Repayment” has the meaning set forth in Section 2.9.

“Material Adverse Effect” means, with respect to Triton or Pathway or any of their respective Affiliates, as the case may be, any occurrence, change, event, effect or development that, individually, or taken together with all other occurrences, changes, events, effects or developments, has or would reasonably be likely to have, a material adverse effect on (a) the financial condition, results of operations or business of such party and its Subsidiaries taken as a whole (provided, however, that, with respect to this subsection (a), the determination of whether a “Material Adverse Effect” exists or has occurred shall not include effects attributable to (i) changes, after the date hereof, in GAAP or regulatory accounting requirements applicable generally to companies in the industry in which such party and its Subsidiaries operate, (ii) changes, after the date hereof, in laws, rules or regulations of general applicability to companies in the industry in which such party and its Subsidiaries operate, (iii) actions or omissions taken with the prior written consent of the other party, (iv) changes, after the date hereof, in global or national political conditions or general economic or market conditions generally affecting other companies in the industry in which such party and its Subsidiaries operate, (v) conditions arising out of acts of terrorism, war, weather conditions or other force majeure events (vi) the public disclosure of this Agreement or the transactions contemplated hereby, (vii) any legal proceedings made or brought by any of the current or former stockholders of such party (on their own behalf or on behalf of the such party) arising out of or related to this Agreement or any of the transactions contemplated hereby, except, with respect to clauses (i), (ii), (iv) and (v), to the extent that the effects of such change are disproportionately adverse to the financial condition, results of operations or business of such party and its Subsidiaries, taken as a whole, as compared to other companies in the industry in which such party and its Subsidiaries operate) or (b) the ability of such party to timely consummate the transactions contemplated by this Agreement.

“Merger” has the meaning set forth in the Recitals to this Agreement.

“Merger Consideration” has the meaning set forth in Section 2.4(c).

“Merger Shares” has the meaning set forth in Section 2.4(c).

“MGCL” means the Maryland General Corporation Law.

“New Adviser” means Prospect Flexible Income Management LLC, a registered investment adviser and wholly owned subsidiary of Prospect.

“New Advisory Agreement” has the meaning set forth in Section 2.10(d).

“Notice of Adverse Recommendation” has the meaning set forth in Section 7.9(f).

5

“Notice of Superior Proposal” has the meaning set forth in Section 7.9(f).

“Organizational Documents” means, with respect to a Person other than a natural person, (i) the articles or certificate of incorporation and the bylaws of a corporation; (ii) the certificate of formation and operating agreement of a limited liability company, (iii) the partnership agreement and any statement of partnership of a general partnership; (iv) the limited partnership agreement and the certificate of limited partnership of a limited partnership; (v) any charter or similar document adopted or filed in connection with the creation, formation, or organization of any other Person; (vi) any stockholder or similar agreement among holders of securities of an issuer, and (vii) any amendment or supplement to any of the foregoing.

“Outside Date” has the meaning set forth in Section 9.1(c).

“Pathway” has the meaning set forth in the preamble to this Agreement.

“Pathway Administrator” means Prospect Administration LLC.

“Pathway Adverse Recommendation Change” has the meaning set forth in Section 7.3(b).

“Pathway Adviser” means Pathway Capital Opportunity Fund Management, LLC.

“Pathway Adviser Waiver” has the meaning set forth in Section 2.10(b).

“Pathway Articles” means the Charter of Pathway.

“Pathway Board” has the meaning set forth in the Recitals to this Agreement.

“Pathway Board Recommendation” has the meaning set forth in Section 4.3(a).

“Pathway Bylaws” means the Bylaws of Pathway, as amended and/or restated through the date hereof.

“Pathway Common Stock” means shares of Pathway’s common stock, par value $0.01 per share, including Class A Shares, Class C Shares, Class I Share and Class L Shares.

“Pathway Contracts” has the meaning set forth in Section 4.3(b).

“Pathway Expense Limitation Agreement” has the meaning set forth in Section 2.10(b).

“Pathway Expense Reimbursement” has the meaning set forth in Section 9.4(a)(ii).

“Pathway Lender” means BNP Paribas Prime Brokerage International, Ltd.

“Pathway Loan Documents” means, collectively, (i) the Committed Facility Agreement, dated as of August 25, 2015, by and between Pathway and Pathway Lender; (ii) U.S. PB Agreement, dated as of August 25, 2015, by and between Pathway and Pathway Lender; and (iii) Special Custody and Pledge Agreement, dated as of August 25, 2015, by and among U.S. Bank, N.A., Pathway and Pathway Lender.

6

 “Pathway Material Contracts” has the meaning set forth in Section 4.12(a).

“Pathway Matters” means, collectively, (i) the Merger and (ii) any other matters required to be approved or adopted by the stockholders of Pathway in order to effect the Merger and the other transactions contemplated by this Agreement.

“Pathway Regulatory Agreement” has the meaning set forth in Section 4.5(b).

“Pathway Regulatory Approvals” has the meaning set forth in Section 4.4(a).

“Pathway SEC Reports” has the meaning set forth in Section 4.5(c).

“Pathway Stockholder Approval” has the meaning set forth in Section 4.3(a).

“Pathway Stockholder Meeting” has the meaning set forth in Section 4.4(a).

“Pathway Support Agreement” has the meaning set forth in Section 2.10(b).

“Pathway Voting Debt” means bonds, debentures, notes or other indebtedness of Pathway having the right to vote on any matters on which stockholders of Pathway may vote.

“Payoff Letter” has the meaning set forth in Section 7.10.

“Permit” means any license, permit, variance, exemption, franchise, consent, approval, authorization, qualification, or order of any Governmental Entity.

“Permitted Liens” means (i) Liens for Taxes and other statutory Liens securing payments not yet due and payable, (ii) Liens arising under the Pathway Loan Documents, (iii) easements, rights of way, and other similar encumbrances that do not materially affect the use of the properties or assets subject thereto or affected thereby or otherwise materially impair business operations at such properties and (iv) such imperfections or irregularities of title or Liens as do not materially affect the use of the properties or assets subject thereto or affected thereby or otherwise materially impair business operations at such properties.

“Person” means an individual, corporation, partnership, limited liability company, association, trust, sole proprietorship, unincorporated organization, other entity, organization, group (as defined in Section 13(d) of the Exchange Act), or any other business entity or any Governmental Entity, including a government or political subdivision or an agency or instrumentality thereof.

“Prospect” means Prospect Capital Management L.P.

“Prospect Administrator” has the meaning set forth in Section 2.10(e).

“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002, as amended.

“SDAT” has the meaning set forth in Section 2.2.

“SEC” means the United States Securities and Exchange Commission.

7

“Securities Act” means the Securities Act of 1933, as amended.

“Subsidiary” means, with respect to any Person, any corporation, company, limited liability company, partnership, association, or other business entity of which (i) if a corporation or a company, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person or a combination thereof or (ii) if a limited liability company, partnership, association, or other business entity (other than a corporation or a company), a majority of the partnership or other similar ownership interests thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more Subsidiaries of such Person or a combination thereof and for this purpose, a Person or Persons own a majority ownership interest in such a business entity (other than a corporation or a company) if such Person or Persons shall be allocated a majority of such business entity’s gains or losses or shall be a, or control any, managing director or general partner of such business entity (other than a corporation or a company); provided, however, the term “Subsidiary” shall not include any portfolio company of the Person in question.

“Superior Proposal” means a bona fide written Competing Proposal made by a Third Party that the Pathway Board or Triton Board, as applicable, determines in good faith, after consultation with its outside financial advisors and legal advisors, and considering the party making such proposal and the likelihood and anticipated timing of consummation, (a) is reasonably likely to be consummated without undue delay relative to the Merger and the other transactions contemplated by this Agreement, taking into account all financial, legal, regulatory and other aspects of such offer, and (b) is more favorable to Pathway’s stockholders or Triton’s stockholders, as applicable, from a financial point of view than the Merger and the other transactions contemplated by this Agreement (including any revisions to the terms of this Agreement committed to by Triton to Pathway in writing in response to such Competing Proposal made to Pathway or by Pathway to Triton in writing in response to such Competing Proposal made to Triton under the provisions of Section 7.9(f)); provided however, for these purposes, to the extent relevant to the Competing Proposal in question, all percentages in subsections (a)(i) and (a)(ii) of the definition of Competing Proposal shall be increased to fifty percent (50%).

“Surviving Company” has the meaning set forth in the Recitals to this Agreement.

“Takeover Statutes” has the meaning set forth in Section 4.16.

“Tax” or “Taxes” means (i) all federal, state, local, and foreign income, excise, gross receipts, gross income, ad valorem, profits, gains, property, capital, sales, transfer, use, payroll, employment, severance, withholding, duties, intangibles, franchise, backup withholding, value added and other taxes, charges, levies or like assessments together with all penalties and additions to tax and interest thereon and (ii) any liability for Taxes described in clause (i) above under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign law).

8

 “Tax Return” means, with respect to a Person, a report, return or other information (including any amendments) required to be supplied to a Governmental Entity with respect to Taxes including, where permitted or required, combined or consolidated returns for any group of entities that includes the Person or any of its Subsidiaries.

“Third Party” means a third party (or group of persons) not affiliated with Pathway or Triton.

“Triton” has the meaning set forth in the preamble to this Agreement.

“Triton Administration Agreement” means the Administration Agreement dated July 27, 2012, by and between Triton and the Triton Administrator.

“Triton Administrator” means TFA Associates, LLC.

“Triton Adverse Recommendation Change” has the meaning set forth in Section 7.4(b).

“Triton Adviser” means Triton Pacific Adviser, LLC.

“Triton Adviser Termination and Waiver” has the meaning set forth on Section 2.10(a).

“Triton Board” has the meaning set forth in the Recitals to this Agreement.

“Triton Board Recommendation” has the meaning set forth in Section 5.3(a).

“Triton Bylaws” has the meaning set forth in Section 2.5.

“Triton Charter” has the meaning set forth in Section 2.5.

“Triton Common Stock” means the Class A common stock, par value $0.001 per share, of Triton.

“Triton Contracts” has the meaning set forth in Section 5.3(b).

“Triton Expense Reimbursement” has the meaning set forth in Section 9.4(a).

“Triton Material Contracts” has the meaning set forth in Section 5.12(a).

“Triton Matters” means (i) the Merger, (ii) the New Advisory Agreement; (iii) a reduction in Triton’s asset coverage requirements set forth in Section 61(a)(2) of the 1940 Act from 200% to 150%, and (iv) any other matters required to be approved or adopted by the stockholders of Triton in order to effect the Merger, the related issuance of the Merger Shares, and the other transactions contemplated by this Agreement.

“Triton Per-Share NAV” means, as of a given date, the per-share net asset value of Triton Common Stock as of such date, determined in good faith by the Triton Board in compliance with the Investment Company Act. For the avoidance of doubt, in determining Triton Per-Share NAV, the Triton Board shall take into account (i) all necessary GAAP accruals and expenses since the date of Triton’s most recent financial statements, (ii) the purchase and

9

sale of investment securities, (iii) transaction expenses and other amounts incurred, paid or payable in connection with the transactions contemplated by this Agreement, (iv) the waiver of any costs or expenses owed by Triton to a third party, including (without duplication) the elimination of any liability for organizational and offering expenses and other amounts pursuant to the Triton Adviser Termination and Waiver, and (v) all such other considerations as deemed necessary or appropriate by counsel to Triton to comply with any applicable SEC guidance regarding compliance with Section 23 of the Investment Company Act.

“Triton Preferred Stock” means shares of preferred stock, par value $0.001 per share, of Triton.

“Triton Regulatory Agreement” has the meaning set forth in Section 5.5(b).

“Triton Regulatory Approvals” has the meaning set forth in Section 5.4(a).

“Triton SEC Reports” has the meaning set forth in Section 5.5(c).

“Triton Stockholder Approval” has the meaning set forth in Section 5.3(a).

“Triton Stockholder Meeting” has the meaning set forth in Section 4.4(a).

“Triton Voting Debt” means bonds, debentures, notes or other indebtedness of Triton having the right to vote on any matters on which stockholders of Triton may vote.

ARTICLE II
THE MERGER

2.1           The Merger. Subject to the terms and conditions of this Agreement, in accordance with Section 3-114 of the MGCL, at the Effective Time, Pathway shall merge with and into Triton and the separate corporate existence of Pathway shall cease. Triton shall be the Surviving Company in the Merger and shall continue its existence as a corporation under the laws of the State of Maryland.

2.2           Effective Time. Contemporaneously with the Closing, the Surviving Company shall file or cause to be filed articles of merger (the “Articles of Merger”) with the State Department of Assessments and Taxation of Maryland (“SDAT”). The Merger shall become effective at the time (the “Effective Time”) set forth in the Articles of Merger.

2.3           Effects of the Merger. At and after the Effective Time, the Merger shall have the effects set forth in Section 3-114 of the MGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the property, rights, privileges and powers of Pathway and Triton shall be vested in the Surviving Company, and all debts, liabilities and duties of Pathway shall become the debts, liabilities and duties of the Surviving Company.

2.4           Conversion of Stock. At the Effective Time, by virtue of the Merger and without any action on the part of Triton, Pathway or the holder of any of the following securities:

10

(a)            each share of Triton Common Stock issued and outstanding immediately prior to the Effective Time shall remain issued and outstanding and shall not be affected by the Merger;

(b)            each Excluded Pathway Share shall be cancelled and shall cease to exist and no share of Triton Common Stock or other consideration shall be delivered in exchange therefor;

(c)            subject to Section 2.4(e), at the Effective Time:

(i)                each Class A Share (other than any Excluded Pathway Share) shall be converted into the right to receive a number of shares of Triton Common Stock equal to the result of (A) the Class A Per-Share NAV, divided by (B) the Triton Per-Share NAV, in each case determined as of the Calculation Date (the “Class A Exchange Ratio”);

(ii)               each Class I Share (other than any Excluded Pathway Share) shall be converted into the right to receive a number of shares of Triton Common Stock equal to the result of (A) the Class I Per-Share NAV, divided by (B) the Triton Per-Share NAV, in each case determined as of the Calculation Date (the “Class I Exchange Ratio”);

The aggregate shares of Triton Common Stock to be so issued (the “Merger Shares”) shall be referred to collectively as the “Merger Consideration”;

(d)            each share of Pathway Common Stock issued and outstanding immediately prior to the Effective Time (other than Excluded Pathway Shares, which will be cancelled in accordance with Section 2.4(b)), shall, from and after the Effective Time, represent only the right to receive its pro rata share of the Merger Consideration pursuant to this Section 2.4 and Section 3.4(h), as well as any dividends to which former holders of Pathway Common Stock become entitled in accordance with Article III; and

(e)            if, between the date of this Agreement and the Effective Time, the outstanding shares of Triton Common Stock shall have been increased, decreased, changed into or exchanged for a different number or kind of shares or securities as a result of a reclassification, stock dividend, stock split, reverse stock split, or other similar change and specifically excluding sales of Triton Common Stock, sales of Triton equity-linked securities, and issuance of Triton Common Stock pursuant to Triton’s dividend reinvestment plan or otherwise in lieu of a portion of any cash dividend declared by Triton, if and to the extent necessary, an appropriate and proportionate adjustment shall be made to the Class A Exchange Ratio and Class I Exchange Ratio.

2.5           Charter and Bylaws of the Surviving Company. At the Effective Time, the Charter of Triton (the “Triton Charter”) shall be the Charter of Triton, as the Surviving Company, until thereafter amended in accordance with Applicable Law. The Bylaws of Triton (the “Triton Bylaws”) as of the Effective Time, shall be the bylaws of Triton, as the Surviving Company, until thereafter amended in accordance with Applicable Law and the terms of such bylaws.

11

 2.6          Directors and Officers. Subject to receipt of the requisite stockholder approvals, the following individuals shall be the directors of the Surviving Company from and after the Effective Time until their respective successors shall have been duly elected, appointed or qualified or until their respective earlier death, resignation or removal in accordance with the Triton Charter: M. Grier Eliasek, Craig J. Faggen, Andrew C. Cooper, William J. Gremp and Eugene S. Stark. From and after the Effective Time, each of Prospect and Triton Adviser shall have the right to nominate one individual for election to the board of directors of the Surviving Company so long as (i) the New Adviser is the investment adviser to the Surviving Company and (ii) such nomination is in accordance with applicable law and the Surviving Company’s Charter and Bylaws and consistent with the duties of the board of directors of the Surviving Corporation. The officers of the Surviving Company as of the Effective Time shall include M. Grier Eliasek, Chief Executive Officer and President and Kristin Van Dask, Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary and, immediately following the Effective Time, the board of directors of the Surviving Company shall take such actions as may be necessary to appoint such individuals as the officers of the Surviving Company, effective as of the Effective Time.

2.7           Tax Consequences. It is intended that the Merger shall constitute a “reorganization” within the meaning of Section 368(a) of the Code, and that this Agreement shall constitute a “plan of reorganization” for such purposes.

2.8           Dissenter Rights. In accordance with Section 3-202 of the MGCL and the Pathway Articles, no appraisal rights shall be available to holders of Pathway Common Stock in connection with the Merger.

2.9           Repayment of Outstanding Indebtedness. At or prior to the Closing, Pathway shall take all actions required by the terms of the Pathway Loan Documents in order to provide for the repayment of the full amount of principal and accrued interest, and any and all of the fees, costs, expenses, penalties and other amounts due and payable under the Pathway Loan Documents as of the Closing (including any such amounts that become due and payable as a result of the contemplated transactions) (collectively, the “Loan Repayment”), as set forth in the Payoff Letter delivered in accordance with Section 7.10, and Triton shall reasonably cooperate with Pathway in connection with the Loan Repayment. The Loan Repayment shall occur in the manner set forth in the Payoff Letter, and Pathway agrees take all such actions reasonably requested by the Pathway Lender.

2.10         Other Agreements.

(a)            Pursuant to that certain letter agreement dated as of February 12, 2019 (the “Triton Adviser Termination and Waiver”), the Triton Adviser waived its right to any payments required under the Amended and Restated Expense Support Agreement dated April 5, 2018 by and between Triton and Triton Adviser, as amended from time to time (the “Triton Expense Agreement”).

(b)           Pursuant to that certain letter agreement dated as of May 11, 2018 (the “Pathway Adviser Waiver”), the Pathway Adviser waived its right to any payments required under the Third Amended and Restated Expense Support Agreement dated March 30, 2016 by

12

and between Pathway and Pathway Adviser, as amended from time to time (the “Pathway Support Agreement”) and the Expense Limitation Agreement dated October 31, 2017 by and between Pathway and Pathway Adviser (the “Pathway Expense Limitation Agreement”).

(c)            At the Closing, and effective as of the Effective Time, the Surviving Company and the New Adviser shall enter into an expense limitation agreement substantially in the form attached hereto as Exhibit A (the “Expense Limitation Agreement”).

(d)            At the Closing, and effective as of the Effective Time, the New Adviser and the Surviving Company shall enter into an investment advisory agreement substantially in the form attached hereto as Exhibit B (the “New Advisory Agreement”), which New Advisory Agreement shall be approved by the stockholders of Triton.

(e)            At the Closing, and effective as of the Effective Time, Prospect Administration LLC (the “Prospect Administrator”) and the Surviving Company shall enter into an administration agreement substantially in the form attached hereto as Exhibit C (the “New Administration Agreement”).

(f)            Effective as of the Effective Time, the Surviving Company and Triton Pacific Securities, LLC (“Triton Securities”) shall enter into an agreement substantially in the form attached hereto as Exhibit D (the “Distribution Agreement”), pursuant to which Triton Securities will act as the dealer manager for the offering of the Surviving Company’s offering of securities.

ARTICLE III
CLOSING; DELIVERY OF MERGER CONSIDERATION

3.1           Closing. On the terms and subject to the conditions set forth in this Agreement, the closing of the Merger (the “Closing”) shall take place at 10:00 a.m. on a date and at a place to be specified by the parties, which date shall be no later than five Business Days after the satisfaction or waiver (subject to Applicable Law) of the latest to occur of the conditions set forth in Article VIII (other than those conditions that by their nature are to be satisfied or waived at the Closing), unless extended by mutual agreement of the parties (the “Closing Date”).

3.2           Exchange Agent. Prior to the Effective Time, Triton shall appoint a bank or trust company reasonably acceptable to Pathway, or Triton’s transfer agent, pursuant to an agreement (the “Exchange Agent Agreement”) to act as exchange agent (the “Exchange Agent”) hereunder.

3.3           Deposit of Merger Consideration. At or prior to the Effective Time, Triton shall (i) authorize the Exchange Agent to issue an aggregate number of shares of Triton Common Stock equal to the aggregate Merger Shares and (ii) deposit, or cause to be deposited with, the Exchange Agent sufficient cash to make the payments to holders of Pathway Common Stock described in Section 3.4(h) (collectively, the “Exchange Fund”). The Exchange Agent shall invest any cash included in the Exchange Fund as directed by Triton; provided, however, that no gain or loss thereon shall affect the amounts payable to former holders of Pathway Common Stock pursuant to Article II or Article III of this Agreement. Any interest or other income resulting from such investments shall be the sole property of Triton.

13

3.4           Delivery of Merger Consideration.

(a)            As soon as reasonably practicable after the Effective Time, the Exchange Agent shall mail to each holder of record of a Certificate(s) (other than Excluded Pathway Shares) (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to such Certificate(s) shall pass, only upon delivery of such Certificate(s) (or affidavits of loss in lieu of such Certificates)) to the Exchange Agent and shall be substantially in such form and have such other provisions as shall be prescribed by the Exchange Agent Agreement (the “Letter of Transmittal”) and (ii) instructions for use in surrendering such Certificate(s) in exchange for the Merger Consideration and any dividends or distributions to which such holder is entitled pursuant to this Article III; provided, however, any holder of Book-Entry Shares shall not be required to deliver a Certificate or an executed letter of transmittal to the Exchange Agent to receive the Triton Common Stock that such holder is entitled to receive as a result of the Merger. In lieu thereof, each holder of record of one or more Book-Entry Shares (other than Excluded Pathway Shares) shall upon receipt by the Exchange Agent of an “agent’s message” in customary form (it being understood that the holders of Book-Entry Shares shall be deemed to have surrendered such shares upon receipt by the Exchange Agent of such “agent’s message” or such other evidence, if any, as the Exchange Agent may reasonably request), be entitled to receive, and Triton shall cause the Exchange Agent to pay and deliver as promptly as reasonably practicable after the Effective Time, the Merger Consideration such holder is entitled to receive as a result of the Merger, and the Book-Entry Shares so surrendered shall forthwith be cancelled. No interest will be paid or accrued on any amount payable upon due surrender of the Book-Entry Shares.

(b)            Prior to the Effective Time, Triton and Pathway shall reasonably cooperate to establish procedures with the Exchange Agent and The Depository Trust Company (“DTC”) designed to provide that the Exchange Agent will transmit to DTC or its nominee, on the Closing Date, the Merger Consideration to which DTC is entitled to receive on behalf of its participants who are the beneficial owners of Pathway Common Stock (“Street Shares”).

(c)            Upon surrender to the Exchange Agent of its Certificate or Certificates, accompanied by a properly completed Letter of Transmittal, a holder of Pathway Common Stock will be entitled to receive promptly after the Effective Time the pro rata share of the Merger Consideration in respect of the shares of Pathway Common Stock represented by its Certificate or Certificates. Until so surrendered, each such Certificate shall represent after the Effective Time, for all purposes, only the right to receive, without interest, the pro rata share of the Merger Consideration upon surrender of such Certificate in accordance with, together with any dividends or other distributions to which such holder is entitled pursuant to, this Article III.

(d)            Prior to the Closing Date, in the event that Pathway has undistributed investment company taxable income (as defined in Section 852(b)(2) of the Code) or net capital gain (as defined in Section 1221(11) of the Code) for Pathway’s short taxable year ending on the Closing Date, Pathway shall declare a dividend, payable in cash or Pathway Common Stock or a combination thereof (the “Final Pathway Dividend”), to holders of Pathway Common Stock. The Final Pathway Dividend, together with all previous Pathway dividends with respect to Pathway’s taxable year ending on the Closing Date, shall result in Pathway distributing to Pathway’s stockholders all of Pathway’s undistributed investment company taxable income (as

14

defined in Section 852(b)(2) of the Code) and all of Pathway’s net capital gain (as defined in Section 1221(11) of the Code) for Pathway’s taxable year ending on the Closing Date. If Pathway determines it necessary to declare a Final Pathway Dividend, it shall notify Triton at least ten (10) days prior to the Pathway Stockholder Meeting.

(e)            No dividends or other distributions declared with respect to Triton Common Stock to stockholders of record on or after the Effective Time shall be delivered to the holder of any unsurrendered Certificate with respect to the shares of Triton Common Stock represented thereby, in each case unless and until the surrender of such Certificate in accordance with this Article III. Subject to the effect of applicable abandoned property, escheat or similar laws, following surrender of any such Certificate in accordance with this Article III, the record holder thereof shall be entitled to receive, without interest, (i) the amount of dividends or other distributions with a record date after the Effective Time theretofore payable with respect to the whole shares of Triton Common Stock represented by such Certificate and not paid prior to the date of surrender, and/or (ii) at the appropriate payment date, the amount of dividends or other distributions payable with respect to shares of Triton Common Stock represented by such Certificate with a record date after the Effective Time (but before such surrender date) and with a payment date subsequent to the surrender date.

(f)             After the Effective Time, there shall be no transfers on the stock transfer books of Pathway of the shares of Pathway Common Stock that were issued and outstanding immediately prior to the Effective Time other than to settle transfers of Pathway Common Stock that occurred prior to the Effective Time. If, after the Effective Time, Certificates, Book-Entry Shares or Street Shares are presented for transfer to the Exchange Agent, they shall be cancelled and exchanged for the pro rata share of the Merger Consideration represented thereby, together with any distributions to which such holder is entitled in accordance with this Article III.

(g)            Any portion of the Exchange Fund that remains unclaimed by the stockholders of Pathway as of the first anniversary of the Effective Time may be paid to Triton. In such event, any former stockholders of Pathway who have not theretofore complied with this Article III shall thereafter look only to Triton with respect to the Merger Consideration and any unpaid dividends and distributions in respect of each share of Triton Common Stock such stockholder is entitled to, as determined pursuant to this Agreement, in each case, without any interest thereon. Notwithstanding the foregoing, none of Triton, the Surviving Company, the Exchange Agent or any other person shall be liable to any former holder of shares of Pathway Common Stock for any amount delivered in good faith to a public official pursuant to applicable abandoned property, escheat or similar laws.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF pathway

Except as disclosed in the Pathway SEC Reports (as defined in Section 4.5(c) below) filed prior to the date of this Agreement Pathway hereby represents and warrants to Triton as follows:

15

4.1           Corporate Organization.

(a)            Pathway is a corporation duly incorporated and validly existing under the laws of the State of Maryland, and in good standing with the SDAT. Pathway has the requisite corporate power to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified would not, individually or in the aggregate, have a Material Adverse Effect on Pathway.

(b)            True, complete and correct copies of the Pathway Articles and Pathway Bylaws have previously been made available to Triton

(c)            Pathway does not have any Subsidiaries.

4.2           Capitalization.

(a)            The authorized capital stock of Pathway consists of 200,000,000 shares of Pathway Common Stock which consist of 70,000,000 Class A Shares, 40,000,000 Class C Shares, 40,000,000 Class I Shares and 50,000,000 Class L Shares, of which, as of the date of this Agreement, (i) 585,715 Class A Shares and 32,805 Class I Shares were issued and outstanding and (ii) no Class C Shares or Class L Shares were issued and outstanding. As of the date of this Agreement, no shares of preferred stock were issued and outstanding. As of the date of this Agreement, no Pathway Voting Debt is issued or outstanding. All of the issued and outstanding shares of Pathway Common Stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights, with no personal liability attaching to the ownership thereof. As of the date of this Agreement, except pursuant to this Agreement, Pathway does not have and is not bound by any outstanding subscriptions, options, warrants, calls, rights, commitments or agreements of any character calling for the purchase or issuance of, or the payment of any amount based on, any shares of Pathway Common Stock, Pathway preferred stock, Pathway Voting Debt or any other equity securities of Pathway or any securities representing the right to purchase or otherwise receive any shares of Pathway Common Stock, Pathway preferred stock, Pathway Voting Debt or other equity securities of Pathway. As of the date of this Agreement, there are no contractual obligations of Pathway or any of its Subsidiaries (A) to repurchase, redeem or otherwise acquire any shares of capital stock of Pathway or any equity security of Pathway or its Subsidiaries or any securities representing the right to purchase or otherwise receive any shares of capital stock or any other equity security of Pathway or its Subsidiaries or (B) pursuant to which Pathway or any of its Subsidiaries is or could be required to register shares of Pathway capital stock or other securities under the Securities Act.

(b)            All of the issued and outstanding shares of capital stock or other equity ownership interests of each Subsidiary of Pathway are owned, directly or indirectly, by Pathway, free and clear of any Liens, and all of such shares or equity ownership interests are duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights. No Subsidiary of Pathway has or is bound by any outstanding subscriptions, options, warrants, calls, commitments or agreements of any character calling for the purchase or issuance of any shares of capital stock or any other equity security of such Subsidiary or any securities representing the

16

right to purchase or otherwise receive any shares of capital stock or any other equity security of such Subsidiary.

(c)            Except for the amounts outstanding under the Pathway Loan Documents, Pathway has no indebtedness for borrowed money.

4.3           Authority; No Violation.

(a)            Pathway has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly approved by the Pathway Board. The Pathway Board has determined that the Merger, this Agreement and the other transactions contemplated by this Agreement are advisable and in the best interests of Pathway, has approved the Pathway Matters and has directed that the Pathway Matters be submitted to Pathway’s stockholders for approval and adoption at a duly held meeting of such stockholders, together with the recommendation of the Pathway Board that the stockholders approve and adopt the Pathway Matters (the “Pathway Board Recommendation”) and has adopted a resolution to the foregoing effect. Except for the approval and adoption of the Pathway Matters in accordance with the Pathway Articles, the MGCL and the Investment Company Act (the “Pathway Stockholder Approval”), no other corporate proceedings on the part of Pathway are necessary to approve the Merger, this Agreement or the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Pathway and (assuming due authorization, execution and delivery by Triton) constitutes the valid and binding obligation of Pathway, enforceable against Pathway in accordance with its terms, except as may be limited by bankruptcy, insolvency, fraudulent transfer, moratorium, reorganization or similar laws of general applicability relating to or affecting the rights of creditors generally and subject to general principles of equity (the “Bankruptcy and Equity Exception”).

(b)            Neither the execution and delivery of this Agreement by Pathway nor the consummation by Pathway of the transactions contemplated hereby, nor compliance by Pathway with any of the terms or provisions of this Agreement, will (i) violate any provision of the Pathway Articles or Pathway Bylaws, or (ii) assuming that the consents, approvals and filings referred to in Section 4.4 are duly obtained and/or made, (A) violate any Applicable Law applicable to Pathway or any of its Subsidiaries, properties or assets, or (B) except as would not, individually or in the aggregate, have a Material Adverse Effect on Pathway, violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, or result in the creation of any Lien upon any of the respective properties or assets of Pathway or any of its Subsidiaries under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, franchise, agreement or other instrument or obligation to which Pathway or any of its Subsidiaries is a party or by which any of them or any of their respective properties or assets is bound (collectively, the “Pathway Contracts”).

17

4.4           Consents and Approvals.

(a)            Except for (i) the filing with the SEC of a joint proxy statement in definitive form (the “Joint Proxy Statement/Prospectus”) relating to the special meeting of Pathway’s stockholders to be held in order to obtain the Pathway Stockholder Approval (the “Pathway Stockholder Meeting”) and the special meeting of Triton’s stockholders to be held to vote on the Triton Matters (the “Triton Stockholder Meeting”) and of a registration statement on Form N-14 (the “Form N-14 Registration Statement”) in which the Joint Proxy Statement/Prospectus will be included as a prospectus, and declaration of effectiveness of the Form N-14 Registration Statement, (ii) the filing of the Articles of Merger with SDAT, (iii) if required, notices or filings under the HSR Act, (iv) such filings and approvals as are required to be made or obtained under the securities or “Blue Sky” laws of various states in connection with the issuance of the shares of Triton Common Stock pursuant to this Agreement, or (v) compliance with the Investment Company Act, and the rules and regulations promulgated thereunder (the foregoing (i) through (v) referred to collectively as the “Pathway Regulatory Approvals”), no other consents, authorizations, approvals, or exemptions from, or any notices to, or filings with, any Governmental Entity are necessary in connection with the execution and delivery by Pathway of this Agreement or the consummation by Pathway of the Merger and the other transactions contemplated by this Agreement.

(b)           Except for (i) receipt of the Pathway Stockholder Approval, (ii) payment of the Loan Repayment and receipt of the relevant consents and releases under the Pathway Loan Documents, (iii) consents under Pathway Contracts, and (iv) matters covered in the immediately preceding Section 4.4(a), no consents or approvals of any Person are necessary in connection with the execution and delivery by Pathway of this Agreement or the consummation by Pathway of the Merger and the other transactions contemplated by this Agreement.

4.5           Reports; Regulatory Matters.

(a)            Pathway and each of its Subsidiaries have timely filed all reports, registration statements and certifications, together with any amendments required to be made with respect thereto, that they were required to file since December 31, 2016 with (i) the SEC and (ii) any Governmental Entity, and all other reports and statements required to be filed by them since December 31, 2016, including any report or statement required to be filed pursuant to the laws, rules or regulations of the United States, any state, any foreign entity, or any Governmental Entity, and have paid all fees and assessments due and payable in connection therewith. Except for normal examinations of Pathway and its Subsidiaries conducted by a Governmental Entity in the ordinary course of the business of Pathway and its Subsidiaries, no Governmental Entity has initiated since December 31, 2016 or has pending any proceeding, enforcement action or, to the knowledge of Pathway, investigation into the business, disclosures or operations of Pathway or any of its Subsidiaries. Since December 31, 2016, no Governmental Entity has resolved any proceeding, enforcement action or, to the knowledge of Pathway, investigation into the business, disclosures or operations of Pathway or any of its Subsidiaries. There is no unresolved, or, to Pathway’s knowledge, threatened, comment or stop order by any Governmental Entity with respect to any report or statement relating to any examinations or inspections of Pathway or any of its Subsidiaries. Since December 31, 2016, there have been no formal or informal inquiries by, or disagreements or disputes with, any Governmental Entity with respect to the business, operations, policies or procedures of Pathway or any of its

18

Subsidiaries (other than normal examinations conducted by a Governmental Entity in Pathway’s ordinary course of business).

(b)            Neither Pathway nor any of its Subsidiaries is subject to any cease-and-desist or other order or enforcement action issued by, or is a party to any written agreement, consent agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, or is subject to any order or directive by, or has been ordered to pay any civil money penalty by, or has been since December 31, 2016 a recipient of any supervisory letter from, or since December 31, 2016 has adopted any policies, procedures or board resolutions at the request or suggestion of, any Governmental Entity that currently restricts in any material respect the conduct of its business (or to Pathway’s knowledge that, upon consummation of the Merger, would restrict in any material respect the conduct of the business of Triton or any of its Subsidiaries), or that in any material manner relates to its credit, risk management or compliance policies, its internal controls, its management or its business (each item in this sentence, a “Pathway Regulatory Agreement”), nor has Pathway or any of its Subsidiaries been advised since December 31, 2016 by any Governmental Entity that it is considering issuing, initiating, ordering, or requesting any such Pathway Regulatory Agreement.

(c)            Pathway has filed on the SEC’s EDGAR system each (i) final registration statement, prospectus, report, schedule and definitive proxy statement filed with or furnished to the SEC by Pathway or any of its Subsidiaries pursuant to the Investment Company Act, Securities Act or the Exchange Act since December 31, 2016 (the “Pathway SEC Reports”) and prior to the date of this Agreement and (ii) communication mailed by Pathway to its stockholders since December 31, 2016 and prior to the date of this Agreement. No such Pathway SEC Report or communication, at the time filed, furnished or communicated (and, in the case of registration statements and proxy statements, on the dates of effectiveness and the dates of the relevant meetings, respectively), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading, except that information as of a later date (but before the date of this Agreement) shall be deemed to modify information as of an earlier date. As of their respective dates, all Pathway SEC Reports complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto. No executive officer of Pathway has failed in any respect to make the certifications required of him or her under Section 302 or 906 of the Sarbanes-Oxley Act.

4.6           Financial Statements.

(a)            The consolidated financial statements of Pathway and its Subsidiaries included in the Pathway SEC Reports (including the related notes, where applicable) (i) have been prepared from, and are in accordance with, the books and records of Pathway and its Subsidiaries, (ii) fairly present in all material respects the consolidated results of operations, cash flows, changes in stockholders’ equity and consolidated financial position of Pathway and its Subsidiaries for the respective fiscal periods or as of the respective dates therein set forth (subject in the case of unaudited statements to recurring year-end audit adjustments normal in nature and amount), (iii) complied as to form, as of their respective dates of filing with the SEC, in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto and (iv) have been prepared in accordance with

19

GAAP consistently applied during the periods involved, except, in each case, as indicated in such statements or in the notes thereto.

(b)           Neither Pathway nor any of its Subsidiaries has any material liability or obligation of any nature whatsoever required by GAAP to be reserved for in a balance sheet (whether absolute, accrued, contingent or otherwise and whether due or to become due), except for those liabilities that are reflected or reserved against on the consolidated balance sheet of Pathway included in its Certified Shareholder Report on Form N-CSR for the reporting period ended June 30, 2018 (including any notes thereto) and for liabilities and obligations incurred in a commercially reasonable manner since the date of such balance sheet.

(c)            Pathway has implemented and maintains disclosure controls and procedures (as defined in Rule 30a-3(c) of the Investment Company Act) to ensure that material information relating to Pathway, including its consolidated Subsidiaries, is made known to the chief executive officer and the chief financial officer of Pathway by others within those entities in connection with the reports it files under the Investment Company Act.

(d)            Since December 31, 2016, the principal executive officer and the principal financial officer of Pathway have complied in all material respects with the applicable provisions of the Sarbanes-Oxley Act and under the Exchange Act. The principal executive officer and the principal financial officer of Pathway have made all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act with respect to each Pathway SEC Report filed by Pathway. For purposes of the preceding sentence, “principal executive officer” and “principal financial officer” shall have the meanings given to such terms in the Sarbanes-Oxley Act.

4.7           Broker’s Fees. Neither Pathway nor any of its Subsidiaries has utilized any broker, finder or financial advisor or incurred any liability for any broker’s fees, commissions or finder’s fees in connection with the Merger or any other transactions contemplated by this Agreement.

4.8           Absence of Certain Changes or Events. Since June 30, 2018, no event or events have occurred that have had or would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on Pathway.

4.9           Legal Proceedings.

(a)            Except as would not, individually or in the aggregate, have a Material Adverse Effect on Pathway, neither Pathway nor any of its Subsidiaries is a party to any, and there are no pending or, to the best of Pathway’s knowledge, threatened, legal, administrative, arbitral or other proceedings, claims, actions, suits or governmental or regulatory investigations of any nature against Pathway or any of its Subsidiaries or to which any of their assets are subject.

(b)            Except as would not, individually or in the aggregate, have a Material Adverse Effect on Pathway, there is no judgment, settlement agreement, order, injunction, decree or regulatory restriction (other than those of general application that apply to similarly situated companies or their Subsidiaries) imposed upon Pathway, any of its Subsidiaries or the assets of Pathway or any of its Subsidiaries.

20

4.10          Taxes and Tax Returns.

(a)            Each of Pathway and its Subsidiaries (i) has duly and timely filed (including all applicable extensions) all federal, state, local and foreign income and other material Tax Returns required to be filed by it on or prior to the date of this Agreement and all such Tax Returns are accurate and complete, (ii) has paid all Taxes shown thereon as due and (iii) has duly paid or made provision for the payment of all Taxes that have been incurred or are due or claimed to be due from it by the IRS or any other federal, state, foreign or local taxing authorities other than Taxes that are not yet delinquent or are being contested in good faith, have not been finally determined and have been adequately reserved against under GAAP. There are no material disputes pending, or written claims asserted, for Taxes or assessments upon Pathway or any Subsidiary for which Pathway does not have reserves that are adequate under GAAP. Neither Pathway nor any Subsidiary is a party to or is bound by any Tax sharing, allocation or indemnification agreement or arrangement.

(b)           Pathway has made a valid election under Subchapter M of Chapter 1 of the Code to be taxed as a regulated investment company. Pathway has qualified as a regulated investment at all times subsequent to such election, and expects to qualify as such for its current taxable year ending on the Closing Date. At all times since such election, Pathway has satisfied the distribution requirements imposed on a regulated investment company under Section 852 of the Code and will either (i) satisfy such distribution requirements for its current taxable year ending on the Closing Date or (ii) make a Final Pathway Dividend declaration as set forth in Section 3.4(c).

(c)            Pathway and its Subsidiaries have complied in all material respects with all Applicable Laws relating to the payment and withholding of Taxes and have, within the time and in the manner prescribed by Applicable Law, withheld from and paid over all amounts required to be so withheld and paid over under Applicable Laws.

(d)            There are no Liens for Taxes upon the assets of Pathway or any of the Subsidiaries, except for Liens for Taxes not yet due and payable and Liens for Taxes that are both being contested in good faith and adequately reserved for in accordance with GAAP.

(e)            Neither Pathway nor any Subsidiary has granted any waiver, extension, or comparable consent regarding the application of the statute of limitations with respect to any Taxes or Tax Return that is outstanding, nor any request for such waiver or consent has been made.

4.11        Compliance with Applicable Law.

(a)            Pathway and each of its Subsidiaries hold all Permits necessary for the lawful conduct of their respective businesses, and have complied in all respects with and are not in default in any respect under any Permit or Applicable Law, except for such failures, non-compliance or defaults that would not, individually or in the aggregate, have a Material Adverse Effect on Pathway.

21

4.12          Certain Contracts.

(a)            Except as expressly contemplated by this Agreement, neither Pathway nor any of its Subsidiaries is a party to or bound by any Pathway Contract that is a “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K of the SEC) to be performed after the date of this Agreement that has not been filed or incorporated by reference in the Pathway SEC Reports filed prior to the date hereof (collectively, the “Pathway Material Contracts”).

(b)            (i) Each Pathway Material Contract is valid and binding on Pathway or its applicable Subsidiary, enforceable against it in accordance with its terms (subject to the Bankruptcy and Equity Exception), and is in full force and effect, (ii) Pathway and each of its Subsidiaries and, to Pathway’s knowledge, each other party thereto has duly performed all obligations required to be performed by it to date under each Pathway Material Contract and (iii) no event or condition exists that constitutes or, after notice or lapse of time or both, will constitute, a breach, violation or default on the part of Pathway or any of its Subsidiaries or, to Pathway’s knowledge, any other party thereto under any such Pathway Material Contract. There are no disputes pending or, to Pathway’s knowledge, threatened with respect to any Pathway Material Contract.

4.13         Investment Securities. Each of Pathway and its Subsidiaries has good title to all securities (including any evidence of indebtedness) owned by it, free and clear of any Liens, except (a) for those Liens or restrictions arising under the Organizational Documents of the issuers of such securities, (b) to the extent such securities are pledged in connection with the Pathway Loan Documents, (c) for restrictions on transferability arising under federal or state securities laws or (d) for Liens or restrictions which would not individually or in the aggregate be material with respect to the value, ownership or transferability of such securities.

4.14         Property. Pathway or one of its Subsidiaries (a) has good and marketable title to all the properties and assets (excluding securities, which are addressed in Section 4.13 above) reflected in the latest audited balance sheet included in such Pathway SEC Reports as being owned by Pathway or one of its Subsidiaries or acquired after the date thereof (except properties sold or otherwise disposed of since the date thereof in the ordinary course of business), free and clear of all Liens of any nature whatsoever, except Permitted Liens, and (b) is the lessee of all leasehold estates reflected in the latest audited financial statements included in such Pathway SEC Reports or acquired after the date thereof (except for leases that have expired by their terms since the date thereof), free and clear of all Liens of any nature whatsoever, except for Permitted Liens, and is in possession of the properties purported to be leased thereunder, and each such lease is valid without default thereunder by the lessee or, to Pathway’s knowledge, the lessor.

4.15         Intellectual Property. Pathway owns or possesses sufficient Intellectual Property Rights reasonably necessary to conduct its business as now conducted and as described in the Pathway SEC Reports, except where the failure to own or possess such rights would not reasonably be expected to result in a Material Adverse Effect on Pathway; and the expected expiration of any of such Intellectual Property Rights would not result in a Material Adverse Effect on Pathway.

4.16         State Takeover Laws. The restrictions on “business combinations” set forth in Section 3-602 of the MGCL or any other “moratorium,” “control share,” “fair price,” “takeover”

22

or “interested stockholder” law (any such laws, “Takeover Statutes”) are inapplicable to this Agreement and the transactions contemplated hereby.

4.17         Pathway Information. The information relating to Pathway and its Subsidiaries that is provided by Pathway or its representatives for inclusion in the Form N-14 Registration Statement and/or Joint Proxy Statement/Prospectus, or in any application, notification or other document filed with any Governmental Entity in connection with the transactions contemplated by this Agreement, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they are made, not misleading. The Joint Proxy Statement/Prospectus as it relates to Pathway and its Subsidiaries and other portions within the reasonable control of Pathway and its Subsidiaries will comply in all material respects with the provisions of the Exchange Act and the rules and regulations thereunder.

4.18         Undisclosed Liabilities. Pathway and its Subsidiaries do not have any liabilities or obligations, known or unknown, contingent or otherwise, except (i) liabilities and obligations in the respective amounts reflected on or reserved against in the consolidated balance sheet of Pathway and its Subsidiaries included in the financial statements of Pathway (or readily apparent in the notes thereto), and (ii) liabilities and obligations incurred in a commercially reasonable manner consistent with industry practice since the date of such balance sheet.

4.19         Insurance. Pathway and its Subsidiaries maintain, or are covered by, policies of insurance in such amounts and against such risks as are customary in the industries in which Pathway and its Subsidiaries operate. Except as would not be reasonably expected to have a Material Adverse Effect on Pathway, all such insurance policies are in full force and effect and will not in any way be affected by, or terminate or lapse by reason of, the execution (but not the performance) of this Agreement.

4.20         Environmental Matters. Except as would not, individually or in the aggregate, have a Material Adverse Effect on Pathway and its Subsidiaries, taken as a whole, there are no legal, administrative, arbitral or other proceedings, claims, actions, causes of action or notices with respect to any Environmental Laws, pending or threatened against Pathway or any of its Subsidiaries. Neither Pathway nor any of its Subsidiaries is subject to any agreement, order, judgment, decree, letter or memorandum by or with any Governmental Entity or third party imposing any liability or obligation with respect to any of the foregoing.

4.21         Reorganization; Approvals. As of the date of this Agreement, Pathway (a) is not aware of any fact or circumstance that could reasonably be expected to prevent the Merger from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code, and (b) knows of no reason why all regulatory approvals from any Governmental Entity required for the consummation of the transactions contemplated by this Agreement should not be obtained on a timely basis.

4.22         No Arrangements with Management or Stockholders. Other than this Agreement, as of the date hereof, there are no binding contracts, undertakings, commitments, agreements or

23

obligations or understandings, whether written or oral, between Pathway or any of its Affiliates, on the one hand, and any member of Triton’s management or the Triton Board, or any stockholder of Triton, on the other hand, relating to the Merger or the other transactions contemplated by this Agreement or the operations of the Surviving Company.

4.23          Pathway Adviser and Pathway Administrator.

(a)            The Pathway Adviser is duly formed, validly existing and in good standing under the laws of the State of Delaware. The Pathway Administrator is duly formed, validly existing and in good standing under the laws of the State of Delaware. Each of Pathway Adviser and Pathway Administrator has the requisite power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified would not, individually or in the aggregate, have a Material Adverse Effect on Pathway.

(b)           Since the respective dates as of which information is given in the Pathway SEC Reports, except as otherwise stated therein, there has been no material adverse change in the operations, affairs or regulatory status of the Pathway Adviser or the Pathway Administrator.

(c)           The Pathway Adviser is duly registered with the SEC as an investment adviser under the Investment Advisers Act and is not prohibited by such act or the Investment Company Act from acting as the investment adviser of Pathway under the Investment Advisory Agreement as contemplated by the Pathway SEC Reports. There does not exist any proceeding or, to Pathway’s knowledge, any facts or circumstances the existence of which would be reasonably adversely affect the registration of the Pathway Adviser with the SEC or the ability of the Pathway Adviser to perform its obligations under the Investment Advisory Agreement.

(d)           There is no action, suit or proceeding or, to the knowledge of the Pathway Adviser or the Pathway Administrator, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of Pathway, threatened, against or affecting either the Pathway Adviser or the Pathway Administrator, which is required to be disclosed in the Pathway SEC Reports.

(e)            No “affiliated person” (as defined under the Investment Company Act) of the Pathway Adviser has been subject to disqualification to serve in any capacity contemplated by the Investment Company Act under Sections 9(a) and 9(b) of the Investment Company Act, unless, in each case, such Person has received exemptive relief from the SEC with respect to any such disqualification.

(f)             The Pathway Advisory Agreement has been duly authorized, executed and delivered by Pathway and Pathway Adviser, is in full force and effect, and no party thereto is in default or breach of any of its obligations thereunder. The Pathway Administration Agreement has been duly authorized, executed and delivered by Pathway and Pathway Administrator, is in full force and effect, and no party thereto is in default or breach of any of its obligations

24

thereunder. Each of the Pathway Advisory Agreement and the Pathway Administration Agreement constitute valid and legally binding agreements of the Pathway Adviser and the Pathway Administrator, respectively, subject to the Bankruptcy and Equity Exception.

(g)            Neither the Pathway Adviser nor the Pathway Administrator is in violation of its Organizational Documents or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Pathway Adviser or the Pathway Administrator is a party or by which it or any of them may be bound, or to which any of the property or assets of the Pathway Adviser or the Pathway Administrator is subject, or in violation of any Applicable Law.

4.24         Investigation. Pathway has conducted its own independent review and analysis of the businesses, assets, condition, operations and prospects of Triton and its Subsidiaries and has been provided access to the properties, premises and records of Triton and its Subsidiaries for this purpose. In entering into this Agreement, Pathway has relied solely upon its own investigation and analysis, and Pathway acknowledges that, except for the representations and warranties of Triton in Article V, none of Triton or its Subsidiaries nor any of their respective officers, directors, employees, agents or representatives makes any representation or warranty, either express or implied, as to the accuracy or completeness of any of the information provided or made available to Pathway or its officers, directors, employees, agents or representatives. Without limiting the generality of the foregoing, none of Triton or its Subsidiaries nor any of their respective officers, directors, employees, agents or representatives or any other Person has made a representation or warranty to Pathway with respect to (a) any projections, estimates or budgets for Triton or its Subsidiaries or (b) any material, documents or information relating to Triton or its Subsidiaries made available to Triton or its officers, directors, employees, agents or representatives in any “data room,” confidential information memorandum or otherwise, except as expressly and specifically covered by a representation or warranty in Article V.

4.25        No Other Representations or Warranties. Except for the representations and warranties contained in this Article IV, neither Pathway nor any other Person on behalf of Pathway makes any express or implied representation or warranty with respect to Pathway, any of its Subsidiaries, any investment assets or portfolio company, or any other information provided to Triton in connection with the Merger and the other transactions contemplated by this Agreement, including the accuracy, completeness or timeliness thereof. Neither Pathway nor any other Person will have or be subject to any claim, liability or indemnification obligation to Triton or any other Person resulting from the distribution or failure to distribute to Triton, or Triton’s use of, any such information, including any information, documents, projections, estimates, forecasts or other material made available to Triton in the electronic data room maintained by Pathway for purposes of the transactions contemplated by this Agreement or management presentations in expectation of the transactions contemplated by this Agreement, unless and to the extent any such information is expressly included in a representation or warranty contained in this Article IV.

25

ARTICLE V
REPRESENTATIONS AND WARRANTIES OF TRITON

Except as disclosed in the Triton SEC Reports (as defined in Section 5.5(c) below) filed prior to the date of this Agreement Triton represents and warrants to Pathway as follows:

5.1           Corporate Organization.

(a)            Triton is a corporation duly incorporated and validly existing under the laws of the State of Maryland, and in good standing with the SDAT. Triton has the requisite corporate power to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified would not, individually or in the aggregate, have a Material Adverse Effect on Triton.

(b)            True, complete and correct copies of the Triton Charter and the Triton Bylaws have previously been made available to Pathway.

(c)            Except as set forth in the Triton SEC Reports, Triton has no Subsidiaries. Each of Triton’s Subsidiaries (i) is duly formed and validly existing and in good standing under the laws of the state of its formation, (ii) has the requisite corporate or other organizational power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted and (iii) is duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified would not, individually or in the aggregate, have a Material Adverse Effect on Triton. The Organizational Documents of Triton’s Subsidiaries, copies of which have previously been made available to Pathway, are true, complete and correct copies of such documents as of the date of this Agreement.

5.2           Capitalization.

(a)            The authorized capital stock of Triton consists of 100,000,000 shares of stock, consisting of (i) 37,500,000 shares of Triton Common Stock, of which, as of the date of this Agreement, ___________ shares were issued and outstanding, (ii) 37,500,000 shares of Class T common stock, $0.001 par value per share, none of which were issued and outstanding as of the date of this Agreement, and (iii) 25,000,000 shares of Triton Preferred Stock, none of which were issued and outstanding as of the date of this Agreement. As of the date of this Agreement, no shares of Triton Common Stock or Triton Preferred Stock were reserved for issuance. All of the issued and outstanding shares of Triton Common Stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights, with no personal liability attaching to the ownership thereof. As of the date of this Agreement, no Triton Voting Debt is issued or outstanding. As of the date of this Agreement, except pursuant to this Agreement, Triton does not have and is not bound by any outstanding subscriptions, options, warrants, calls, rights, commitments or agreements of any character calling for the purchase or issuance of, or the payment of any amount based on, any shares of Triton Common Stock,

26

Triton Preferred Stock, Triton Voting Debt or any other equity securities of Triton or any securities representing the right to purchase or otherwise receive any shares of Triton Common Stock, Triton Preferred Stock, Triton Voting Debt or other equity securities of Triton. As of the date of this Agreement, except pursuant to this Agreement, there are no contractual obligations of Triton or any of its Subsidiaries (A) to repurchase, redeem or otherwise acquire any shares of capital stock of Triton or any equity security of Triton or its Subsidiaries or any securities representing the right to purchase or otherwise receive any shares of capital stock or any other equity security of Triton or its Subsidiaries or (B) pursuant to which Triton or any of its Subsidiaries is or could be required to register shares of Triton capital stock or other securities under the Securities Act.

(b)           All of the issued and outstanding shares of capital stock or other equity ownership interests of each Subsidiary of Triton are owned, directly or indirectly, by Triton, free and clear of any Liens, and all of such shares or equity ownership interests are duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights. No Subsidiary of Triton has or is bound by any outstanding subscriptions, options, warrants, calls, commitments or agreements of any character calling for the purchase or issuance of any shares of capital stock or any other equity security of such Subsidiary or any securities representing the right to purchase or otherwise receive any shares of capital stock or any other equity security of such Subsidiary.

(c)            The Merger Shares, when issued in compliance with the provisions of this Agreement, will be validly issued and will be fully paid and nonassessable, free of any Liens, and will not be subject to any preemptive rights, whether arising under the laws of the State of Maryland or the Triton Charter or the Triton Bylaws, as amended or restated, or any Triton Contract.

5.3           Authority; No Violation.

(a)            Triton has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly approved by the Triton Board. The Triton Board has determined that the Merger, this Agreement, the issuance of the Merger Shares and the other transactions contemplated by this Agreement are advisable and in the best interests of Triton and its stockholders, has approved the Triton Matters and has directed that the Triton Matters be submitted to Triton’s stockholders for approval and adoption at a duly held meeting of such stockholders, together with the recommendation of the Triton Board that the stockholders approve and adopt the Triton Matters (the “Triton Board Recommendation”) and has adopted a resolution to the foregoing effect. Except for the approval and adoption of the Triton Matters in accordance with the Triton Articles, the MGCL and the Investment Company Act (the “Triton Stockholder Approval”), no other corporate proceedings on the part of Triton are necessary to approve the Merger, this Agreement, the issuance of the Merger Shares or the other transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Triton and (assuming due authorization, execution and delivery by Pathway) constitutes the valid and binding obligation of Triton, enforceable against Triton in accordance with its terms (subject to the Bankruptcy and Equity Exception).

(b)           Neither the execution and delivery of this Agreement by Triton nor the consummation by Triton of the transactions contemplated hereby, nor compliance by Triton with

27

any of the terms or provisions of this Agreement, will (i) violate any provision of the Triton Charter or Triton Bylaws, or (ii) assuming that the consents, approvals and filings referred to in Section 5.4 are duly obtained and/or made, (A) violate any Applicable Law applicable to Triton or any of its Subsidiaries, properties or assets, or (B) except as would not, individually or in the aggregate, have a Material Adverse Effect on Triton, violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, or result in the creation of any Lien upon any of the respective properties or assets of Triton or any of its Subsidiaries under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, franchise, agreement or other instrument or obligation to which Triton or any of its Subsidiaries is a party or by which any of them or any of their respective properties or assets is bound (collectively, the “Triton Contracts”).

5.4              Consents and Approvals.

(a)            Except for (i) the filing with the SEC of the Joint Proxy Statement/Prospectus relating to the Triton Stockholder Meeting and the Form N-14 Registration Statement, and declaration of effectiveness thereof, (ii) the filing of the Articles of Merger with SDAT, (iii) if required, any notices or filings under the HSR Act, (iv) such filings and approvals as are required to be made or obtained under the securities or “Blue Sky” laws of various states in connection with the issuance of the shares of Triton Common Stock pursuant to this Agreement, and (v) compliance with the Investment Company Act and the rules and regulations promulgated thereunder (the foregoing (i) through (v) referred to collectively as the “Triton Regulatory Approvals”), no other consents, authorizations, approvals, or exemptions from, or notices to, or filings with, any Governmental Entity are necessary in connection with the execution and delivery by Triton of this Agreement or the consummation by Triton of the Merger and the other transactions contemplated by this Agreement.

(b)            Except for (i) receipt of the Triton Stockholder Approval, (ii) payment of the Loan Repayment and receipt of the relevant consents and releases under the Pathway Loan Documents, (iii) consents under Triton Contracts, and (iv) matters covered in the immediately preceding Section 5.4(a), no consents or approvals of any Person are necessary in connection with the execution and delivery by Triton of this Agreement or the consummation by Triton of the Merger and the other transactions contemplated by this Agreement.

5.5           Reports; Regulatory Matters.

(a)            Triton and each of its Subsidiaries have timely filed all reports, registration statements and certifications, together with any amendments required to be made with respect thereto, that they were required to file since December 31, 2016 with each applicable Governmental Entity, and all other reports and statements required to be filed by them since December 31, 2016, including any report or statement required to be filed pursuant to the laws, rules or regulations of the United States, any state, any foreign entity, or any Governmental Entity, and have paid all fees and assessments due and payable in connection therewith. Except for normal examinations conducted by a Governmental Entity in the ordinary course of the business of Triton and its Subsidiaries, no Governmental Entity has initiated since December 31,

28

2016 or has pending any proceeding, enforcement action or, to the knowledge of Triton, investigation into the business, disclosures or operations of Triton or any of its Subsidiaries. Since December 31, 2016, no Governmental Entity has resolved any proceeding, enforcement action or, to the knowledge of Triton, investigation into the business, disclosures or operations of Triton or any of its Subsidiaries. There is no unresolved, or, to Triton’s knowledge, threatened, comment or stop order by any Governmental Entity with respect to any report or statement relating to any examinations or inspections of Triton or any of its Subsidiaries. Since December 31, 2016, there have been no formal or informal inquiries by, or disagreements or disputes with, any Governmental Entity with respect to the business, operations, policies or procedures of Triton or any of its Subsidiaries (other than normal examinations conducted by a Governmental Entity in Triton’s ordinary course of business).

(b)            Neither Triton nor any of its Subsidiaries is subject to any cease-and-desist or other order or enforcement action issued by, or is a party to any written agreement, consent agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, or is subject to any order or directive by, or has been ordered to pay any civil money penalty by, or has been since December 31, 2016 a recipient of any supervisory letter from, or since December 31, 2016 has adopted any policies, procedures or board resolutions at the request or suggestion of, any Governmental Entity that currently restricts in any material respect the conduct of its business, or that in any material manner relates to its credit, risk management or compliance policies, its internal controls, its management or its business (each item in this sentence, a “Triton Regulatory Agreement”), nor has Triton or any of its Subsidiaries been advised since December 31, 2016 by any Governmental Entity that it is considering issuing, initiating, ordering, or requesting any such Triton Regulatory Agreement.

(c)            Triton has filed on the SEC’s EDGAR system each (i) final registration statement, prospectus, report, schedule and definitive proxy statement filed with or furnished to the SEC by Triton or any of its Subsidiaries pursuant to the Investment Company Act, Securities Act or the Exchange Act since December 31, 2016 (the “Triton SEC Reports”) and prior to the date of this Agreement and (ii) communication mailed by Triton to its stockholders since December 31, 2016 and prior to the date of this Agreement. No such Triton SEC Report or communication, at the time filed, furnished or communicated (and, in the case of registration statements and proxy statements, on the dates of effectiveness and the dates of the relevant meetings, respectively), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading, except that information as of a later date (but before the date of this Agreement) shall be deemed to modify information as of an earlier date. As of their respective dates, all Triton SEC Reports complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto. No executive officer of Triton has failed in any respect to make the certifications required of him or her under Section 302 or 906 of the Sarbanes-Oxley Act.

5.6           Financial Statements.

(a)            The consolidated financial statements of Triton and its Subsidiaries included in the Triton SEC Reports (including the related notes, where applicable) (i) have been prepared from, and are in accordance with, the books and records of Triton and its Subsidiaries,

29

(ii) fairly present in all material respects the consolidated results of operations, cash flows, changes in stockholders’ equity and consolidated financial position of Triton and its Subsidiaries for the respective fiscal periods or as of the respective dates therein set forth (subject in the case of unaudited statements to recurring year-end audit adjustments normal in nature and amount), (iii) complied as to form, as of their respective dates of filing with the SEC, in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto and (iv) have been prepared in accordance with GAAP consistently applied during the periods involved, except, in each case, as indicated in such statements or in the notes thereto.

(b)            Neither Triton nor any of its Subsidiaries has any material liability or obligation of any nature whatsoever required by GAAP to be reserved for in a balance sheet (whether absolute, accrued, contingent or otherwise and whether due or to become due), except for those liabilities that are reflected or reserved against on the consolidated balance sheet of Triton included in its Annual Report on Form 10-K for the annual period ended December 31, 2017 (including any notes thereto) and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2018, and for liabilities and obligations incurred in a commercially reasonable manner since the date of such balance sheets.

(c)            Triton has implemented and maintains disclosure controls and procedures (as defined in Rule 13a-15(e) of the Exchange Act) to ensure that material information relating to Triton, including its consolidated Subsidiaries, is made known to the chief executive officer and the chief financial officer of Triton by others within those entities in connection with the reports it files under the Exchange Act.

(d)           Since December 31, 2016, the principal executive officer and the principal financial officer of Triton have complied in all material respects with the applicable provisions of the Sarbanes-Oxley Act and under the Exchange Act. The principal executive officer and the principal financial officer of Triton have made all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act with respect to each Triton SEC Document filed by Triton. For purposes of the preceding sentence, “principal executive officer” and “principal financial officer” shall have the meanings given to such terms in the Sarbanes-Oxley Act.

5.7           Broker’s Fees. Except for Raymond James, neither Triton nor any of its Subsidiaries nor any of their respective officers or directors has utilized any broker or finder or incurred any liability for any broker’s fees, commissions or finder’s fees in connection with the Merger or related transactions contemplated by this Agreement.

5.8           Absence of Certain Changes or Events. Since September 30, 2018, no event or events have occurred that have had or would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on Triton.

5.9           Legal Proceedings.

(a)            Except as would not, individually or in the aggregate, have a Material Adverse Effect on Triton, neither Triton nor any of its Subsidiaries is a party to any, and there are no pending or, to the best of Triton’s knowledge, threatened, legal, administrative, arbitral or

30

other proceedings, claims, actions, suits or governmental or regulatory investigations of any nature against Triton or any of its Subsidiaries or to which any of their assets are subject.

(b)            Except as would not, individually or in the aggregate, have a Material Adverse Effect on Triton, there is no judgment, settlement agreement, order, injunction, decree or regulatory restriction (other than those of general application that apply to similarly situated companies or their Subsidiaries) imposed upon Triton, any of its Subsidiaries or the assets of Triton or any of its Subsidiaries (or that, upon consummation of the Merger, would apply to Triton or any of its Subsidiaries).

5.10        Taxes and Tax Returns.

(a)            Each of Triton and its Subsidiaries (i) has duly and timely filed (including all applicable extensions) all federal, state, local and foreign income and other material Tax Returns required to be filed by it on or prior to the date of this Agreement and all such Tax Returns are accurate and complete, (ii) has paid all Taxes shown thereon as due and (iii) has duly paid or made provision for the payment of all Taxes that have been incurred or are due or claimed to be due from it by the IRS or any other federal, state, foreign or local taxing authorities other than Taxes that are not yet delinquent or are being contested in good faith, have not been finally determined and have been adequately reserved against under GAAP. There are no material disputes pending, or written claims asserted, for Taxes or assessments upon Triton or any Subsidiary for which Triton does not have reserves that are adequate under GAAP. Neither Triton nor any Subsidiary is a party to or is bound by any Tax sharing, allocation or indemnification agreement or arrangement.

(b)           Triton has made a valid election under Subchapter M of Chapter 1 of the Code to be taxed as a regulated investment company. Triton has qualified as a regulated investment at all times subsequent to such election, and expects to qualify as such for its current taxable year ending on the Closing Date. At all times since such election, Triton has satisfied the distribution requirements imposed on a regulated investment company under Section 852 of the Code.

(c)            Triton and its Subsidiaries have complied in all material respects with all Applicable Laws relating to the payment and withholding of Taxes and have, within the time and in the manner prescribed by Applicable Law, withheld from and paid over all amounts required to be so withheld and paid over under Applicable Laws.

(d)           There are no Liens for Taxes upon the assets of Triton or any of the Subsidiaries, except for Liens for Taxes not yet due and payable and Liens for Taxes that are both being contested in good faith and adequately reserved for in accordance with GAAP.

(e)           Neither Triton nor any Subsidiary has granted any waiver, extension, or comparable consent regarding the application of the statute of limitations with respect to any Taxes or Tax Return that is outstanding, nor any request for such waiver or consent has been made.

5.11          Compliance with Applicable Law. Triton and each of its Subsidiaries hold all Permits necessary for the lawful conduct of their respective businesses, and have complied in all

31

respects with and are not in default in any respect under any, any Permit or Applicable Law, except for such failures, non-compliance or defaults that would not, individually or in the aggregate, have a Material Adverse Effect on Triton.

5.12        Certain Contracts.

(a)           Except as expressly contemplated by this Agreement, neither Triton nor any of its Subsidiaries is a party to or bound by any Triton Contract that is a “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K of the SEC) to be performed after the date of this Agreement that has not been filed or incorporated by reference in the Triton SEC Reports filed prior to the date hereof (collectively, the “Triton Material Contracts”).

(b)           (i) Each Triton Material Contract is valid and binding on Triton or its applicable Subsidiary, enforceable against it in accordance with its terms (subject to the Bankruptcy and Equity Exception), and is in full force and effect, (ii) Triton and each of its Subsidiaries and, to Triton’s knowledge, each other party thereto has duly performed all obligations required to be performed by it to date under each Triton Material Contract and (iii) no event or condition exists that constitutes or, after notice or lapse of time or both, will constitute, a breach, violation or default on the part of Triton or any of its Subsidiaries or, to Triton’s knowledge, any other party thereto under any such Triton Material Contract. There are no disputes pending or, to Triton’s knowledge, threatened with respect to any Triton Material Contract.

5.13          Investment Securities. Each of Triton and its Subsidiaries has good title to all securities (including any evidence of indebtedness) owned by it, free and clear of any Liens, except (a) for those Liens or restrictions arising under the Organizational Documents of the issuers of such securities, (b) to the extent such securities are pledged in connection with any loan documents or credit facilities, (c) for restrictions on transferability arising under federal or state securities laws or (d) for Liens or restrictions which would not individually or in the aggregate be material with respect to the value, ownership or transferability of such securities.

5.14          Property. Triton or one of its Subsidiaries (a) has good and marketable title to all the properties and assets (excluding securities, which are addressed in Section 5.13 above) reflected in the latest audited balance sheet included in such Triton SEC Reports as being owned by Triton or one of its Subsidiaries or acquired after the date thereof (except properties sold or otherwise disposed of since the date thereof in the ordinary course of business), free and clear of all Liens of any nature whatsoever, except Permitted Liens, and (b) is the lessee of all leasehold estates reflected in the latest audited financial statements included in such Triton SEC Reports or acquired after the date thereof (except for leases that have expired by their terms since the date thereof), free and clear of all Liens of any nature whatsoever, except for Permitted Liens, and is in possession of the properties purported to be leased thereunder, and each such lease is valid without default thereunder by the lessee or, to Triton’s knowledge, the lessor.

5.15          Intellectual Property. Triton owns, possesses or licenses sufficient Intellectual Property Rights reasonably necessary to conduct its business as now conducted and as described in the Triton SEC Reports, except where the failure to own or possess such rights would not reasonably be expected to result in a Material Adverse Effect on Triton; and the expected

32

expiration of any of such Intellectual Property Rights would not result in a Material Adverse Effect on Triton.

5.16        State Takeover Laws.

(a)            None of Triton nor any of its Affiliates has been, at any time during the five (5) years preceding the date hereof, an “interested stockholder” of Pathway, as defined in Section 3-602 of the MGCL. As of the date of this Agreement, none of Triton nor any of its Affiliates owns (directly or indirectly, beneficially or of record) any Pathway Common Stock and none of Triton nor any of its Affiliates holds any rights to acquire any Pathway Common Stock except pursuant to this Agreement.

(b)            The restrictions on “business combinations” set forth in Section 3-602 of the MGCL or any other Takeover Statutes are inapplicable to this Agreement and the transactions contemplated hereby.

5.17          Triton Information. The information relating to Triton and its Subsidiaries that is provided by Triton or its representatives for inclusion in the Form N-14 Registration Statement and/or Joint Proxy Statement/Prospectus, or in any application, notification or other document filed with any Governmental Entity in connection with the transactions contemplated by this Agreement, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they are made, not misleading. The Form N-14 Registration Statement will comply in all material respects with the provisions of the Exchange Act and the rules and regulations thereunder.

5.18          Undisclosed Liabilities. Triton and its Subsidiaries do not have any liabilities or obligations, known or unknown, contingent or otherwise, except (i) liabilities and obligations in the respective amounts reflected on or reserved against in the consolidated balance sheet of Triton and its Subsidiaries included in the financial statements of Triton (or readily apparent in the notes thereto), and (ii) liabilities and obligations incurred in a commercially reasonable manner consistent with industry practice since the date of such balance sheet.

5.19          Insurance. Triton and its Subsidiaries maintain, or are covered by, policies of insurance in such amounts and against such risks as are customary in the industries in which Triton and its Subsidiaries operate. Except as would not be reasonably expected to have a Material Adverse Effect on Triton, all such insurance policies are in full force and effect and will not in any way be affected by, or terminate or lapse by reason of, the execution (but not the performance) of this Agreement.

5.20          Environmental Matters. Except as would not, individually or in the aggregate, have a Material Adverse Effect on Triton and its Subsidiaries, taken as a whole, there are no legal, administrative, arbitral or other proceedings, claims, actions, causes of action or notices with respect to any Environmental Laws, pending or threatened against Triton or any of its Subsidiaries. Neither Triton nor any of its Subsidiaries is subject to any agreement, order, judgment, decree, letter or memorandum by or with any Governmental Entity or third party imposing any liability or obligation with respect to any of the foregoing.

33

5.21          Reorganization; Approvals. As of the date of this Agreement, Triton (a) is not aware of any fact or circumstance that could reasonably be expected to prevent the Merger from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code, and (b) knows of no reason why all regulatory approvals from any Governmental Entity required for the consummation of the transactions contemplated by this Agreement should not be obtained on a timely basis.

5.22          Intentionally Omitted.

5.23          No Arrangements with Management or Stockholders. Other than this Agreement, as of the date hereof, there are no binding contracts, undertakings, commitments, agreements or obligations or understandings, whether written or oral, between Triton or any of its Affiliates, on the one hand, and any member of Pathway’s management or the Pathway Board, or any stockholder of Pathway, on the other hand, relating to the Merger or the other transactions contemplated by this Agreement or the operations of the Surviving Company.

5.24          Triton Adviser and Triton Administrator.

(a)            The Triton Adviser is duly formed, validly existing and in good standing under the laws of the State of Delaware. The Triton Administrator is duly formed, validly existing and in good standing under the laws of the State of Delaware. Each of Triton Adviser and Triton Administrator has the requisite power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified would not, individually or in the aggregate, have a Material Adverse Effect on Triton.

(b)            Since the respective dates as of which information is given in the Triton SEC Reports, except as otherwise stated therein, there has been no material adverse change in the operations, affairs or regulatory status of the Triton Adviser or the Triton Administrator.

(c)            The Triton Adviser is duly registered with the SEC as an investment adviser under the Investment Advisers Act and is not prohibited by such act or the Investment Company Act from acting as the investment adviser of Triton under the Investment Advisory Agreement as contemplated by the Triton SEC Reports. There does not exist any proceeding or, to Triton’s knowledge, any facts or circumstances the existence of which would be reasonably adversely affect the registration of the Triton Adviser with the SEC or the ability of the Triton Adviser to perform its obligations under the Investment Advisory Agreement.

(d)            There is no action, suit or proceeding or, to the knowledge of the Triton Adviser or the Triton Administrator, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of Triton, threatened, against or affecting either the Triton Adviser or the Triton Administrator, which is required to be disclosed in the Triton SEC Reports.

(e)            No “affiliated person” (as defined under the Investment Company Act) of the Triton Adviser has been subject to disqualification to serve in any capacity contemplated by

34

the Investment Company Act under Sections 9(a) and 9(b) of the Investment Company Act, unless, in each case, such Person has received exemptive relief from the SEC with respect to any such disqualification.

(f)             The Triton Advisory Agreement has been duly authorized, executed and delivered by Triton and Triton Adviser, is in full force and effect, and no party thereto is in default or breach of any of its obligations thereunder. The Triton Administration Agreement has been duly authorized, executed and delivered by Triton and Triton Administrator, is in full force and effect, and no party thereto is in default or breach of any of its obligations thereunder. Each of the Triton Advisory Agreement and the Triton Administration Agreement constitute valid and legally binding agreements of the Triton Adviser and the Triton Administrator, respectively, subject to the Bankruptcy and Equity Exception.

(g)            Neither the Triton Adviser nor the Triton Administrator is in violation of its Organizational Documents or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Triton Adviser or the Triton Administrator is a party or by which it or any of them may be bound, or to which any of the property or assets of the Triton Adviser or the Triton Administrator is subject, or in violation of any Applicable Law.

5.25          Investigation. Triton has conducted its own independent review and analysis of the businesses, assets, condition, operations and prospects of Pathway and its Subsidiaries and has been provided access to the properties, premises and records of Pathway and its Subsidiaries for this purpose. In entering into this Agreement, Triton has relied solely upon its own investigation and analysis, and Triton acknowledges that, except for the representations and warranties of Pathway in Article IV, none of Pathway or its Subsidiaries nor any of their respective officers, directors, employees, agents or representatives makes any representation or warranty, either express or implied, as to the accuracy or completeness of any of the information provided or made available to Triton or its officers, directors, employees, agents or representatives. Without limiting the generality of the foregoing, none of Pathway or its Subsidiaries nor any of their respective officers, directors, employees, agents or representatives or any other Person has made a representation or warranty to Triton with respect to (a) any projections, estimates or budgets for Pathway or its Subsidiaries or (b) any material, documents or information relating to Pathway or its Subsidiaries made available to Triton or its officers, directors, employees, agents or representatives in any “data room,” confidential information memorandum or otherwise, except as expressly and specifically covered by a representation or warranty in Article IV.

5.26          No Other Representations or Warranties. Except for the representations and warranties contained in this Article V, neither Triton nor any other Person on behalf of Triton makes any express or implied representation or warranty with respect to Triton, any of its Subsidiaries, any investment assets or portfolio company, or any other information provided to Pathway in connection with the Merger and the other transactions contemplated by this Agreement, including the accuracy, completeness or timeliness thereof. Neither Triton nor any other Person will have or be subject to any claim, liability or indemnification obligation to Pathway or any other Person resulting from the distribution or failure to distribute to Pathway, or

35

Pathway’s use of, any such information, including any information, documents, projections, estimates, forecasts or other material made available to Pathway for purposes of the transactions contemplated by this Agreement or management presentations in expectation of the transactions contemplated by this Agreement, unless and to the extent any such information is expressly included in a representation or warranty contained in this Article V.

ARTICLE VI
COVENANTS RELATING TO CONDUCT OF BUSINESS

6.1           Conduct of Businesses Prior to the Effective Time. Except as expressly contemplated by or permitted by this Agreement or with the prior written consent of the other party, during the period from the date of this Agreement to the Effective Time, (a) each of Pathway and Triton shall, and shall cause each of its respective Subsidiaries to, (i) conduct its business in the ordinary course in all material respects, as such business is being conducted as of the date hereof, (ii) use commercially reasonable efforts to maintain and preserve intact its business organization and advantageous business relationships and retain the services of its key officers and key employees, and (b) each of Pathway and Triton shall, and shall cause each of its respective Subsidiaries to, take no action that is intended to or would reasonably be expected to adversely affect or materially delay the ability of Pathway or Triton either to obtain any necessary approvals of any Governmental Entity required for the transactions contemplated hereby or to perform its covenants and agreements under this Agreement or to consummate the transactions contemplated hereby or thereby.

6.2           Pathway Forbearances. During the period from the date of this Agreement to the Effective Time, except as expressly contemplated or permitted by this Agreement, as reasonably necessary or appropriate to comply with applicable law (including tests required to qualify as a “business development company”) or tax requirements, as may be reasonably necessary to allow Pathway to make the Loan Repayment, or as provided on Schedule 6.2, Pathway shall not, and shall not permit any of its Subsidiaries to, without the prior written consent of Triton (which consent shall not be unreasonably withheld, conditioned or delayed):

(a)            other than in the ordinary course of business consistent with past practice, incur any indebtedness for borrowed money, assume, guarantee, endorse or otherwise as an accommodation become responsible for the obligations of any other individual, corporation or other entity, or, make any loan or advance or capital contribution to, or investment in, any person;

(b)            adjust, split, combine or reclassify any of its capital stock;

(c)            make, declare or pay any dividend, other than (A) the Final Pathway Dividend, (B) its regularly monthly dividend consistent with past practice, and (C) dividends paid by any of the Subsidiaries of Pathway to Pathway or to any of its wholly-owned Subsidiaries;

(d)            except in the ordinary course consistent with past practice, make any other distribution on, or directly or indirectly redeem, purchase or otherwise acquire, any shares of its capital stock or any securities or obligations convertible (whether currently convertible or

36

convertible only after the passage of time or the occurrence of certain events) into or exchangeable for any shares of its capital stock;

(e)            sell, transfer, pledge, lease, license, mortgage, encumber or otherwise dispose of any material amount of its properties or assets (including pursuant to securitizations) to any individual, corporation or other entity other than a Subsidiary or cancel, release or assign any material amount of indebtedness to any such person or any claims held by any such person, in each case other than pursuant to contracts in force at the date of this Agreement;

(f)             take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to prevent the Merger from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code;

(g)            amend the Pathway Articles or Pathway Bylaws, or take any action to exempt any person or entity (other than Triton or its Subsidiaries) or any action taken by any person or entity from any Takeover Statute or similarly restrictive provisions of its Organizational Documents;

(h)            take any action or willfully fail to take any action that is intended or may reasonably be expected to result in any of the conditions to the Merger set forth in Article VIII not being satisfied;

(i)             implement or adopt any change in its Tax accounting or financial accounting principles, practices or methods, other than as may be required by Applicable Law, GAAP or regulatory guidelines;

(j)             take any action that would be reasonably expected to prevent, materially impede or delay beyond the Outside Date the consummation of the transactions contemplated by this Agreement; or

(k)            agree to take, or publicly announce an intention to take, any of the actions prohibited by this Section 6.2.

6.3          Triton Forbearances. Except as expressly permitted by this Agreement, as reasonably necessary or appropriate to comply with applicable law or tax requirements, or with the prior written consent of Pathway (which consent shall not be unreasonably withheld, conditioned or delayed), during the period from the date of this Agreement to the Effective Time, Triton shall not, and shall not permit any of its Subsidiaries to,

(a)            amend, repeal or otherwise modify any provision of the Triton Charter or the Triton Bylaws in a manner that would adversely affect Pathway, the stockholders of Pathway or the transactions contemplated by this Agreement;

(b)            adjust, split, combine or reclassify any of its capital stock;

(c)            make, declare or pay any dividend, other than (A) its regularly monthly dividend consistent with past practice, and (B) dividends paid by any of the Subsidiaries of Triton to Triton or to any of its wholly-owned Subsidiaries;

37

(d)            except in the ordinary course consistent with past practice, make any other distribution on, or directly or indirectly redeem, purchase or otherwise acquire, any shares of its capital stock or any securities or obligations convertible (whether currently convertible or convertible only after the passage of time or the occurrence of certain events) into or exchangeable for any shares of its capital stock;

(e)            sell, transfer, pledge, lease, license, mortgage, encumber or otherwise dispose of any material amount of its properties or assets (including pursuant to securitizations) to any individual, corporation or other entity other than a Subsidiary or cancel, release or assign any material amount of indebtedness to any such person or any claims held by any such person, in each case other than pursuant to contracts in force at the date of this Agreement;

(f)            take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to prevent the Merger from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code;

(g)           take any action or willfully fail to take any action that is intended or may reasonably be expected to result in any of the conditions to the Merger set forth in Article VIII not being satisfied;

(h)           take any action that would be reasonably expected to prevent, materially impede or delay beyond the Outside Date the consummation of the transactions contemplated by this Agreement; or

(i)            agree to take, or publicly announce an intention to take, any of the actions prohibited by this Section 6.3.

ARTICLE VII
ADDITIONAL AGREEMENTS

7.1          Regulatory and Other Matters.

(a)            The parties shall cooperate with each other and use their respective commercially reasonable efforts to promptly prepare and file all necessary documentation, to effect all applications, notices, petitions and filings, to obtain as promptly as practicable all permits, consents, approvals and authorizations of all third parties and Governmental Entities that are necessary or advisable to consummate the Merger and the other transactions contemplated by this Agreement, and to comply with the terms and conditions of all such permits, consents, approvals and authorizations of all such third parties or Governmental Entities. Pathway and Triton shall have the right to review in advance, and, to the extent practicable, each will consult with the other on, in each case subject to Applicable Laws relating to the confidentiality of information, all information relating to Pathway or Triton, as the case may be, and any of their respective Subsidiaries, that appear in any filing made with, or written materials submitted to, any third party or any Governmental Entity in connection with the transactions contemplated by this Agreement. In exercising the foregoing right, each of the parties shall act reasonably and as promptly as reasonably practicable. The parties shall consult with each other with respect to the obtaining of all permits, consents, approvals and authorizations of all third parties and Governmental Entities necessary or advisable to

38

consummate the transactions contemplated by this Agreement and each party will keep the other apprised of the status of matters relating to completion of the transactions contemplated by this Agreement.

(b)           Without in any way limiting the foregoing Section 7.1(a):

(i)                 Triton and Pathway shall as promptly as reasonably practicable prepare and file with the SEC the Form N-14 Registration Statement. Each of Triton and Pathway shall use its reasonable best efforts to have the Form N-14 Registration Statement declared effective under the Securities Act as promptly as practicable after such filing, and Pathway and Triton shall promptly mail or deliver the Joint Proxy Statement/Prospectus to their respective stockholders upon such effectiveness. Triton shall also use its reasonable best efforts to obtain all necessary state securities law or “Blue Sky” permits and approvals required to issue the Merger Shares, and Pathway shall use reasonable best efforts to furnish all information concerning Pathway and the holders of Pathway Common Stock as may be reasonably requested in connection with any such action. Each of Triton and Pathway shall, upon request, furnish to the other all information concerning itself, its Subsidiaries, directors, officers and stockholders and such other matters as may be reasonably necessary or advisable in connection with the Form N-14 Registration Statement or any other statement, filing, notice or application made by or on behalf of Triton, Pathway or any of their respective Subsidiaries to any Governmental Entity in connection with the Merger and the other transactions contemplated by this Agreement. The information supplied or to be supplied by either Triton or Pathway, as the case may be, for inclusion in the Form N-14 Registration Statement shall not at the time the Form N-14 Registration Statement is filed with the SEC or declared effective by the SEC contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Without limiting the generality of the foregoing, prior to the Effective Time each party shall notify the other party as promptly as practicable (i) upon becoming aware of any event or circumstance that should be described in an amendment to the Form N-14 Registration Statement or in a supplement to the Joint Proxy Statement/Prospectus and (ii) after the receipt by it of any written or oral comments of the SEC with respect to, or of any written or oral request by the SEC for amendments or supplements to, the Joint Proxy Statement/Prospectus or the Form N-14 Registration Statement, and shall promptly supply the other party with copies of all correspondence between it or any of its representatives and the SEC with respect to any of the foregoing filings.

(ii)               Each of Triton and Pathway shall, if and to the extent required, file with the FTC and the DOJ a Notification and Report Form relating to this Agreement and the transactions contemplated hereby as required by the HSR Act within ten (10) calendar days following the execution and delivery of this Agreement. Each of Triton and Pathway shall (i) cooperate and coordinate with the other in the making of such filings (if required), (ii) supply the other with any information that may be required in order to make such filings, (iii) supply any additional information that reasonably may be required or requested by the FTC or the DOJ, and (iv) take all action reasonably necessary to cause the expiration or termination of any applicable waiting period under the HSR Act

39

applicable to the Merger as soon as practicable. Each of Triton and Pathway shall promptly inform the other of any communication from any Governmental Entity regarding any of the transactions contemplated by this Agreement in connection with such filings. If any party hereto or Affiliate thereof shall receive a request for additional information or documentary material from any Governmental Entity with respect to the transactions contemplated by this Agreement pursuant to the HSR Act, then such party shall make (or cause to be made), as soon as reasonably practicable and after consultation with the other party, an appropriate response in compliance with such request.

(c)            Subject to Applicable Law, each of Triton and Pathway shall promptly advise the other upon receiving any communication from any Governmental Entity the consent or approval of which is required for consummation of the transactions contemplated by this Agreement that causes such party to believe that there is a reasonable likelihood that any Triton Regulatory Approval or Pathway Regulatory Approval, respectively, will not be obtained or that the receipt of any such approval may be materially delayed.

7.2          Access to Information.

(a)            Upon reasonable notice and subject to Applicable Laws relating to the confidentiality of information, each of Pathway and Triton shall, and shall cause each of its Subsidiaries to, afford to the officers, employees, accountants, counsel, advisors, agents and other representatives of the other party, reasonable access, during normal business hours during the period prior to the Effective Time, to all its properties, books, contracts, commitments and records, and, during such period, such party shall, and shall cause its Subsidiaries to, make available to the other party (i) a copy of each report, schedule, registration statement and other document filed or received by it during such period pursuant to the requirements of federal securities laws (other than reports or documents that such party is not permitted to disclose under Applicable Law) and (ii) all other information concerning its business, properties and personnel as the other party may reasonably request. Neither Pathway nor Triton, nor any of their respective Subsidiaries, shall be required to provide access to or to disclose information where such access or disclosure would jeopardize the attorney-client privilege of such party or its Subsidiaries or contravene any Applicable Law, statutory duty or binding agreement entered into prior to the date of this Agreement. The parties shall make appropriate substitute disclosure arrangements under circumstances in which the restrictions of the preceding sentence apply.

(b)           Pathway shall file all periodic reports required to be filed by it between the date hereof and the Effective Time. Each such filing shall be prepared in accordance with the applicable forms, rules and regulations of the SEC and shall satisfy the standard set forth in Section 4.5(c) for the Pathway SEC Reports. Triton shall file all periodic reports required to be filed by it between the date hereof and the Effective Time. Each such filing shall be prepared in accordance with the applicable forms, rules and regulations of the SEC and shall satisfy the standard set forth in Section 5.5(c) for Triton SEC Reports.

(c)            No investigation by a party hereto or its representatives shall affect the representations and warranties of the other party set forth in this Agreement.

7.3           Pathway Stockholder Approval.

40

(a)             Subject to the earlier termination of this Agreement in accordance with Article IX, Pathway shall, as soon as practicable following the effectiveness of the Form N-14 Registration Statement, duly call, give notice of, convene and hold the Pathway Stockholder Meeting for the purpose of obtaining the Pathway Stockholder Approval. The record date for the Pathway Stockholder Meeting shall be determined in prior consultation with and subject to the prior written approval of Triton (which prior written approval shall not be unreasonably delayed, conditioned or withheld). In connection therewith, the Pathway Board shall be permitted to adjourn or postpone the Pathway Stockholder Meeting in accordance with Applicable Law (but not beyond the Outside Date) (i) to the extent necessary to allow reasonable additional time for the filing and mailing of any supplemental or amended disclosure which the Pathway Board has determined in good faith after consultation with outside counsel is reasonably likely to be necessary or appropriate under Applicable Law and for such supplemental or amended disclosure to be disseminated and reviewed by Pathway’s stockholders prior to the Pathway Stockholder Meeting, (ii) if there are insufficient shares of Pathway Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of the Pathway Stockholder Meeting, or (iii) to allow reasonable additional time to solicit additional proxies to the extent the Pathway Board or any committee thereof reasonably believes necessary in order to obtain the Pathway Stockholder Approval. Unless the Pathway Board has made an Adverse Recommendation Change, Pathway shall, through the Pathway Board, make the Pathway Board Recommendation, and shall include such Pathway Board Recommendation in the Joint Proxy Statement/Prospectus, and use its commercially reasonable efforts to (x) solicit from Pathway stockholders proxies in favor of the Pathway Stockholder Approval, and (y) take all other action necessary or advisable to secure the Pathway Stockholder Approval.

(b)            Except as expressly permitted in Section 7.9(e), neither the Pathway Board nor any committee thereof shall (i) withhold, withdraw or modify or qualify, or propose publicly to withhold, withdraw or modify or qualify the Pathway Board Recommendation, (ii) fail to reaffirm the Pathway Board Recommendation or fail to publicly state that the Merger and this Agreement are in the best interests of Pathway’s stockholders, within fifteen (15) Business Days after Triton requests in writing that such action be taken, (iii) fail to publicly announce, within fifteen (15) Business Days after a tender offer or exchange relating to the securities of Pathway shall have been commenced, a statement disclosing that the Pathway Board recommends rejection of such tender offer or exchange offer, (iv) take or resolve to take any other action or make any other statement in connection with the Pathway Stockholder Meeting inconsistent with the Pathway Board Recommendation or (v) approve, determine to be advisable, or recommend, or propose publicly to approve, determine to be advisable, or recommend, any Competing Proposal (any of the foregoing (i) through (v) being referred to as a “Pathway Adverse Recommendation Change”).

7.4          Triton Stockholder Approval.

(a)             Subject to the earlier termination of this Agreement in accordance with Article IX, Triton shall, as soon as practicable following the effectiveness of the Form N-14 Registration Statement, duly call, give notice of, convene and hold the Triton Stockholder Meeting for the purpose of obtaining the Triton Stockholder Approval. The record date for the Triton Stockholders Meeting shall be determined in prior consultation with and subject to the prior written approval of Pathway (which prior written approval shall not be unreasonably

41

delayed, conditioned or withheld). In connection therewith, the Triton Board shall be permitted to adjourn or postpone the Triton Stockholder Meeting in accordance with Applicable Law (but not beyond the Outside Date) (i) to the extent necessary to allow reasonable additional time for the filing and mailing of any supplemental or amended disclosure which the Triton Board has determined in good faith after consultation with outside counsel is reasonably likely to be necessary or appropriate under Applicable Law and for such supplemental or amended disclosure to be disseminated and reviewed by Triton’s stockholders prior to the Triton Stockholder Meeting, (ii) if there are insufficient shares of Triton Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of the Triton Stockholder Meeting, or (iii) to allow reasonable additional time to solicit additional proxies to the extent the Triton Board or any committee thereof reasonably believes necessary in order to obtain the Triton Stockholder Approval. Triton shall, through the Triton Board, make the Triton Board Recommendation, and shall include such Triton Board Recommendation in the Joint Proxy Statement/Prospectus, and use its commercially reasonable efforts to (x) solicit from Triton stockholders proxies in favor of the Triton Stockholder Approval, and (y) take all other action necessary or advisable to secure the Triton Stockholder Approval.

(b)            Except as expressly permitted in Section 7.9(e), neither the Triton Board nor any committee thereof shall (i) withhold, withdraw or modify or qualify, or propose publicly to withhold, withdraw or modify or qualify the Triton Board Recommendation, (ii) fail to reaffirm the Triton Board Recommendation or fail to publicly state that the Merger and this Agreement are in the best interests of Triton’s stockholders, within fifteen (15) Business Days after Pathway requests in writing that such action be taken, (iii) fail to publicly announce, within fifteen (15) Business Days after a tender offer or exchange relating to the securities of Triton shall have been commenced, a statement disclosing that the Triton Board recommends rejection of such tender offer or exchange offer, (iv) take or resolve to take any other action or make any other statement in connection with the Triton Stockholder Meeting inconsistent with the Triton Board Recommendation or (v) approve, determine to be advisable, or recommend, or propose publicly to approve, determine to be advisable, or recommend, any Competing Proposal (any of the foregoing (i) through (v) being referred to as a “Triton Adverse Recommendation Change”).

7.5         Indemnification; Directors’ and Officers’ Insurance.

(a)             In the event of any threatened or actual Claim, including any such Claim in which any individual who is now, or has been at any time prior to the date of this Agreement, or who becomes prior to the Effective Time, a director or officer of Pathway or any of its Subsidiaries or who is or was serving at the request of Pathway or any of its Subsidiaries as a director or officer of another person (the “Indemnified Parties”), is, or is threatened to be, made a party based in whole or in part on, or arising in whole or in part out of, or pertaining to (i) the fact that he or she is or was a director or officer of Pathway or any of its Subsidiaries prior to the Effective Time or (ii) this Agreement or any of the transactions contemplated by this Agreement, whether asserted or arising before or after the Effective Time, the parties shall cooperate and use their commercially reasonable efforts to defend against and respond thereto. All rights to indemnification and exculpation from liabilities for acts or omissions occurring at or prior to the Effective Time now existing in favor of any Indemnified Party as provided in their respective certificates or articles of incorporation or by-laws (or comparable Organizational Documents) shall, notwithstanding that the separate corporate existence of Pathway shall cease as of the

42

Effective Time, survive the Merger as a contractual obligation of Triton as the Surviving Company and shall continue in full force and effect in accordance with their terms, and shall not be amended, repealed or otherwise modified in any manner that would adversely affect the rights thereunder of such individuals for acts or omissions occurring at or prior to the Effective Time or taken at the request of Triton pursuant to Section 7.6 hereof, it being understood that nothing in this sentence shall require any amendment to the Charter or bylaws of Triton as the Surviving Company.

(b)            From and after the Effective Time, Triton, as the Surviving Company in the Merger, shall to the fullest extent permitted by Applicable Law, indemnify, defend and hold harmless, and provide advancement of expenses to, each Indemnified Party against all losses, claims, damages, costs, expenses, liabilities or judgments or amounts that are paid in settlement of or in connection with any Claim based in whole or in part on or arising in whole or in part out of the fact that such person is or was a director or officer of Pathway or any of its Subsidiaries, and pertaining to any matter existing or occurring, or any acts or omissions occurring, at or prior to the Effective Time, whether asserted or claimed prior to, or at or after, the Effective Time (including matters, acts or omissions occurring in connection with the approval of this Agreement and the consummation of the transactions contemplated hereby) or taken at the request of Triton pursuant to Section 7.8 hereof.

(c)             Triton, as the Surviving Corporation, shall, at its sole cost, cause the individuals serving as officers and directors of Pathway or any of its Subsidiaries immediately prior to the Effective Time to be covered for a period of six years from the Effective Time by the directors’ and officers’ liability insurance policy maintained by Pathway through the purchase of so-called “tail” insurance (provided that Triton may substitute therefor policies of at least the same coverage and amounts containing terms and conditions that are not less advantageous than such policy) with respect to acts or omissions occurring prior to the Effective Time that were committed by such officers and directors in their capacity as such. In connection with the foregoing, Triton shall not be required to expend in the aggregate for the entire six-year period referred to above amount in excess of 300% of the annual premiums currently paid by Pathway for such insurance.

(d)            The provisions of this Section 7.5 shall survive the Effective Time and are intended to be for the benefit of, and shall be enforceable by, each Indemnified Party and his or her heirs and representatives.

7.6         Additional Agreements. In case at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement or to vest the Surviving Company with full title to all properties, assets, rights, approvals, immunities and franchises of either party to the Merger, the proper officers and directors of each party and their respective Subsidiaries shall, at Triton’s sole expense, take all such necessary action as may be reasonably requested by Triton.

7.7         Advice of Changes. Each of Triton and Pathway shall promptly advise the other of any change or event (i) having or reasonably likely to have a Material Adverse Effect on it, (ii) that it believes would or would be reasonably likely to cause or constitute a breach of any of its representations, warranties or covenants contained in this Agreement that would result in the

43

conditions to Closing set forth in Article VIII not being satisfied; provided, however, that no such notification shall affect the representations, warranties, covenants or agreements of the parties (or remedies with respect thereto) or the conditions to the obligations of the parties under this Agreement.

7.8         Intentionally Omitted.

7.9         No Solicitation.

(a)             Subject to Section 7.9(d), each of Pathway and Triton shall, and shall use commercially reasonable efforts to cause its representatives to, immediately cease and cause to be terminated any existing solicitation of, or discussions or negotiations with, any Third Party relating to any Competing Proposal or any inquiry, discussion, offer or request that could reasonably be expected to lead to a Competing Proposal.

(b)            Until the earlier of the Effective Time and termination of this Agreement, each of Pathway and Triton shall, as promptly as reasonably practicable, and in any event within two (2) Business Days of receipt by it or any of its representatives of any Competing Proposal or any inquiry that could reasonably be expected to lead to a Competing Proposal, deliver to the other party a written notice setting forth: (A) the identity of the Third Party making such Competing Proposal or inquiry (to the extent not prohibited by any applicable confidentiality agreement existing prior to the date of this Agreement) and (B) the material terms and conditions of any such Competing Proposal. Pathway and Triton shall keep the other party reasonably informed of any material amendment or modification of any such Competing Proposal on a prompt basis, and in any event within two (2) Business Days thereafter.

(c)             Except as otherwise provided in this Agreement (including Section 7.9(d)), until the earlier of Effective Time and termination of this Agreement in accordance with its terms, each of Pathway and Triton shall not, and shall use commercially reasonable efforts to cause its representatives not to, directly or indirectly, (i) initiate, solicit, induce or knowingly encourage the making of any proposal or offer with respect to a Competing Proposal or (ii) engage in negotiations or substantive discussions with, or furnish any material nonpublic information to, or enter into any agreement, arrangement or understanding with, any Third Party relating to a Competing Proposal or any inquiry or proposal that could reasonably be expected to lead to a Competing Proposal; provided however, that notwithstanding the foregoing, (A) each of Pathway and Triton may inform Persons of the provisions contained in this Section 7.9, and (B) each of Pathway and Triton shall be permitted to grant a waiver of, or terminate, any “standstill” or similar obligation of any Third Party with respect to Pathway or Triton, as applicable, in order to allow such Third Party to submit a Competing Proposal.

(d)            Notwithstanding anything to the contrary contained in this Agreement, at any time prior to the date that the Pathway Stockholder Approval is obtained (in the case of Pathway) or the Triton Stockholder Approval is obtained (in the case of Triton), in the event that Pathway (or its representatives on Pathway’s behalf) or Triton (or its representatives on Triton’s behalf) receives a Competing Proposal from any Third Party, (i) Pathway and its representatives or Triton and its representatives, as applicable, may contact such Third Party to clarify any ambiguous terms and conditions thereof (without the Pathway Board or Triton Board, as

44

applicable, being required to make the determination in clause (ii) of this Section 7.9(d)) and (ii) Pathway and the Pathway Board and its representatives or Triton and the Triton Board and its representatives, as applicable, may engage in negotiations or substantive discussions with, or furnish any information and other access to, any Third Party making such Competing Proposal and its representatives and Affiliates if the Pathway Board or Triton Board, as applicable, determines in good faith (after consultation with its outside financial advisors and legal counsel) that (A) such Competing Proposal either constitutes a Superior Proposal or could reasonably be expected to lead to a Superior Proposal and (B) failure to consider such Competing Proposal could reasonably be expected to be inconsistent with the statutory duties of the directors of Pathway or Triton, as applicable, under Applicable Law; provided, that (x) such Competing Proposal did not result from any material breach of any of the provisions set forth in this Section 7.9, (y) prior to furnishing any material non-public information concerning Pathway or Triton, as applicable, Pathway or Triton, as applicable, receives from such Third Party, to the extent such Third Party is not already subject to a confidentiality agreement with Pathway or Triton, as applicable, a confidentiality agreement (it being understood and agreed that such confidentiality agreement need not restrict the making of Competing Proposals (and related communications) to Pathway or the Pathway Board or to Triton or the Triton Board, as the case may be) (an “Acceptable Confidentiality Agreement”) and (z) Pathway or Triton, as the case may be, shall (subject to the terms of any confidentiality agreement existing prior to the date hereof) promptly provide or make available to the other party any material written non-public information concerning it that it provides to any Third Party given such access that was not previously made available to the other party or its representatives.

(e)             Except as otherwise provided in this Agreement, (i) the Pathway Board shall not effect an Pathway Adverse Recommendation Change and the Triton Board shall not effect a Triton Adverse Recommendation Change (each, an “Adverse Recommendation Change”), (ii) the Pathway Board shall not approve or recommend, or allow Pathway to execute or enter into, any letter of intent, memorandum of understanding or definitive merger or similar agreement with respect to any Competing Proposal (other than an Acceptable Confidentiality Agreement), and (iii) the Triton Board shall not approve or recommend, or allow Triton to execute or enter into, any letter of intent, memorandum of understanding or definitive merger or similar agreement with respect to any Competing Proposal (other than an Acceptable Confidentiality Agreement); provided however, that notwithstanding anything in this Agreement to the contrary, at any time prior to the receipt of the Pathway Stockholder Approval (in the case of Pathway) or the Triton Stockholder Approval (in the case of Triton), the Pathway Board or Triton Board, as applicable, may (x) make an Adverse Recommendation Change if the board of directors effecting the Adverse Recommendation Change determines (after consultation with its outside financial advisor and legal counsel) that failure to make an Adverse Recommendation Change could reasonably be expected to be inconsistent with the statutory duties of the members of the Pathway Board or Triton Board, as applicable, under Applicable Law, or (y) if Pathway or Triton, as the case may be, has received a Competing Proposal that its board of directors has determined (after consultation with its outside financial advisor and legal counsel) constitutes a Superior Proposal, authorize, adopt or approve such Superior Proposal and cause or permit Pathway or Triton, as applicable, to enter into a definitive agreement with respect to such Superior Proposal concurrently with the termination of this Agreement in accordance with Section 9.1(g) or 9.1(i), as applicable, but in each case only after providing the Notice of

45

Adverse Recommendation or Notice of Superior Proposal, as applicable, and entering into good faith negotiations as required by Section 7.9(f).

(f)             Notwithstanding anything to the contrary in this Agreement, no Adverse Recommendation Change may be made and no termination of this Agreement pursuant to Section 9.1(g) or Section 9.1(i), as applicable, may be effected, in each case until after the third (3rd) Business Day following receipt of written notice from the party intending to effect any Adverse Recommendation Change to the other party advising the other party that its board of directors intends to make an Adverse Recommendation Change (a “Notice of Adverse Recommendation”) or terminate this Agreement pursuant to Section 9.1(g) or 9.1(i), as applicable, (a “Notice of Superior Proposal”) and specifying the reasons therefor, including, if the basis of the proposed action is a Superior Proposal, the material terms and conditions of any such Superior Proposal. At the option of the party not seeking to terminate this Agreement pursuant to Section 9.1(g) or 9.1(i), the parties shall negotiate in good faith during such period to amend this Agreement in such a manner that the offer that was determined to constitute a Superior Proposal no longer constitutes a Superior Proposal. In determining whether to make an Adverse Recommendation Change or in determining whether a Competing Proposal constitutes a Superior Proposal, the board of directors effecting an Adverse Recommendation Change shall take into account any revisions to the terms of this Agreement proposed in writing by the other party in response to a Notice of Adverse Recommendation, a Notice of Superior Proposal or otherwise. Any material amendment to such Superior Proposal shall require a new Notice of Superior Proposal and the applicable party shall be required to comply again with the requirements of this Section 7.9(f).

(g)            Nothing in this Agreement shall restrict Pathway or Triton from taking or disclosing a position contemplated by Rules 14d-9 or 14e-2(a) under the Exchange Act, or otherwise making disclosure to comply with Applicable Law (it being agreed that a “stop, look and listen” communication by the Pathway Board or Triton Board to its stockholders pursuant to Rule 14d-9(f) under the Exchange Act or a factually accurate public statement by Pathway or Triton that describes Pathway’s or Triton’s receipt, as applicable, of a Competing Proposal and the operation of this Agreement with respect thereto shall not be deemed to be an Adverse Recommendation Change).

7.10       Repayment of Indebtedness. At least five (5) Business Days prior to the Closing, Pathway shall deliver to Triton a draft copy of a customary payoff letter in form and substance reasonably satisfactory to Triton relating to the Loan Repayment and the release of related Liens (the “Payoff Letter”). At least two (2) Business Days prior to the Closing Date, Pathway shall deliver to Triton an executed copy of the Payoff Letter to be effective upon the Closing. Pathway shall deliver all the documents required for the termination of commitments under the Pathway Loan Documents, subject to the occurrence of the Closing and the repayment by Pathway in full of all obligations then outstanding thereunder.

7.11       Takeover Statutes. The parties shall use their respective commercially reasonable efforts (a) to take all action necessary so that no Takeover Statute is or becomes applicable to the Merger or any of the other transactions contemplated by this Agreement, and (b) if any such Takeover Statute is or becomes applicable to any of the foregoing, to take all action necessary so that the Merger and the other transactions contemplated by this Agreement may be consummated

46

as promptly as reasonably practicable on the terms contemplated by this Agreement and otherwise to eliminate or minimize the effect of such Takeover Statute on the Merger and the other transactions contemplated by this Agreement.

7.12       Stockholder Litigation. Between the date hereof and the Effective Time, each party shall (i) consult with the other party regarding the defense and settlement of any litigation outstanding as of the date of this Agreement, (ii) give the other party the opportunity to participate in the defense or settlement of any stockholder litigation against such party and/or its directors relating to this Agreement, the Merger, any other transaction contemplated hereby commenced after the date hereof, and (iii) not, without the prior written consent of other party, settle or offer to settle any litigation commenced on or after the date hereof against such party or any of its directors or executive officers by any stockholder of such party relating to this Agreement, the Merger or any other transaction contemplated hereby.

7.13       Use of Names. From and after the Effective Time, the Surviving Company shall be entitled to use the “Pathway” and “Triton” names to the extent reasonably required in connection with regulatory filings, tax returns, litigation and for other legitimate business purposes.

ARTICLE VIII
CONDITIONS PRECEDENT

8.1         Conditions to Each Party’s Obligation To Effect the Merger. The respective obligations of the parties to effect the Merger shall be subject to the satisfaction at or prior to the Effective Time of the following conditions:

(a)            Stockholder Approval. (i) The Pathway Stockholder Approval shall have been obtained, and (ii) the Triton Stockholder Approval shall have been obtained.

(b)            Form N-14 Registration Statement. The Form N-14 Registration Statement shall have become effective under the Securities Act and no stop order suspending the effectiveness of the Form N-14 Registration Statement shall have been issued and no proceedings for that purpose shall have been initiated or threatened by the SEC.

(c)            Regulatory Approvals. Each Pathway Regulatory Approval listed on Schedule 7.1(b)(i) and each Triton Regulatory Approval listed on Schedule 7.1(b)(ii) shall have been obtained and shall remain in full force and effect and all statutory waiting periods in respect thereof shall have expired.

(d)            No Injunctions or Restraints; Illegality. No order, injunction or decree issued by any court or agency of competent jurisdiction or other law preventing or making illegal the consummation of the Merger or any of the other transactions contemplated by this Agreement shall be in effect.

(e)            HSR Act. Any applicable waiting period (and any extension thereof) applicable to the Merger under the HSR Act shall have expired or been terminated.

47

(f)             No Governmental Proceedings. There shall be no pending suit, action or proceeding by any Governmental Entity, in each case that has a reasonable likelihood of success, (i) challenging the acquisition by Triton of any Pathway Common Stock, seeking to restrain or prohibit the consummation of the Merger or any other transaction or seeking to obtain from Pathway or Triton any damages that are material in relation to Pathway and its Subsidiaries taken as a whole, or (ii) seeking to prohibit Triton or any of its Subsidiaries from effectively controlling in any material respect the business or operations of Pathway and its Subsidiaries.

(g)            Registered Investment Adviser. New Adviser shall be duly registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

(h)            Advisory Agreement. The Advisory Agreement, to be effective as of the Effective Time, shall have been duly executed and delivered by the relevant parties.

(i)             Administration Agreement. The Administration Agreement, to be effective as of the Effective Time, shall have been duly executed and delivered by the relevant parties.

(j)             Expense Limitation Agreement. The Expense Limitation Agreement, to be effective as of the Effective Time, shall have been duly executed and delivered by the relevant parties.

(k)           Triton Adviser Termination and Waiver. The Triton Adviser Termination and Waiver shall remain in full force and effect, without modification, as of the Effective Time, shall have been duly executed and delivered by the relevant parties.

(l)             Pathway Adviser Waiver. The Pathway Adviser Waiver shall remain in full force and effect, without modification, as of the Effective Time.

(m)           Distribution Agreement. The Distribution Agreement, to be effective as of the Effective Time, shall have been duly executed and delivered by the relevant parties.

(n)            Name Change. Triton shall have taken all steps necessary to change its name to “TP Flexible Income Fund, Inc.,” effective as of the Effective Time.

8.2         Conditions to Obligations of Triton. The obligation of Triton to effect the Merger is also subject to the satisfaction, or waiver by Triton, at or prior to the Effective Time, of the following conditions:

(a)            Representations and Warranties. Subject to the standard set forth in Section 8.4, the representations and warranties of Pathway set forth in this Agreement shall be true and correct as of the Effective Time as though made on and as of the Effective Time (except that representations and warranties that by their terms speak specifically as of the date of this Agreement or another date shall be true and correct as of such date); and Triton shall have received a certificate signed on behalf of Pathway by the Chief Executive Officer or the Chief Financial Officer of Pathway to the foregoing effect.

48

(b)            Performance of Obligations of Pathway. Pathway shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Effective Time; and Triton shall have received a certificate signed on behalf of Pathway by the Chief Executive Officer or the Chief Financial Officer of Pathway to such effect.

(c)             Pay-Off Letter. The Pay-Off Letter shall have been executed and delivered and Pathway shall have taken, or at Closing shall take, all such actions as required by the Pay-Off Letter in connection with the Loan Repayment.

(d)             Final Pathway Dividend. Pathway shall have complied with Section 3.4(d) of this Agreement.

8.3         Conditions to Obligations of Pathway. The obligation of Pathway to effect the Merger is also subject to the satisfaction or waiver by Pathway at or prior to the Effective Time of the following conditions:

(a)            Representations and Warranties. Subject to the standard set forth in Section 8.4, the representations and warranties of Triton set forth in this Agreement shall be true and correct as of the Effective Time as though made on and as of the Effective Time (except that representations and warranties that by their terms speak specifically as of the date of this Agreement or another date shall be true and correct as of such date); and Pathway shall have received a certificate signed on behalf of Triton by the Chief Executive Officer or the Chief Financial Officer of Triton to the foregoing effect.

(b)            Performance of Obligations of Triton. Triton shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Effective Time, and Pathway shall have received a certificate signed on behalf of Triton by the Chief Executive Officer or the Chief Financial Officer of Triton to such effect.

(c)             Tax Opinion. Pathway shall have received an opinion of Eversheds Sutherland (US) LLP, as tax counsel to the Company, substantially to the effect that, based upon certain facts, assumptions and representations, the Merger should, for federal income tax purposes, qualify as a tax-free reorganization pursuant to Section 368(a) of the Code.

8.4         Standard. No representation or warranty of Pathway contained in Article IV or of Triton contained in Article V shall be deemed untrue, inaccurate or incorrect for purposes of Section 8.2(a) or 8.3(a), as applicable, under this Agreement, as a consequence of the existence or absence of any fact, circumstance or event unless such fact, circumstance or event, individually or when taken together with all other facts, circumstances or events inconsistent with any representations or warranties contained in Article IV, in the case of Pathway, or Article V, in the case of Triton, has had or would reasonably be expected to have a Material Adverse Effect with respect to Pathway or Triton, respectively (disregarding for purposes of this Section 8.4, except as it relates to Section 4.8 and Section 5.8, all qualifications or limitations set forth in any representations or warranties as to “materiality,” “Material Adverse Effect” and words of similar import). Notwithstanding the immediately preceding sentence, the representations and warranties contained in (i) Section 4.2(a) and Section 5.2(a) shall be deemed untrue and incorrect

49

if not true and correct except to a de minimis extent (relative to Section 4.2(a) or Section 5.2(a), respectively, taken as a whole), and (ii) Sections 4.3(a) and 4.3(b)(i), in the case of Pathway, and Sections 5.3(a) and 5.3(b)(i), in the case of Triton, shall be deemed untrue and incorrect if not true and correct in all material respects.

8.5         Frustration of Closing Conditions. Neither Pathway nor Triton may rely on the failure of any condition set forth in Section 8.1, Section 8.2 or Section 8.3, as applicable, to be satisfied if such failure was primarily caused by the party relying on such failure to perform any of its material obligations under this Agreement.

ARTICLE IX
TERMINATION AND AMENDMENT

9.1         Termination. This Agreement may be terminated at any time prior to the Effective Time, whether before or after receipt of the Pathway Stockholder Approval:

(a)             by mutual consent of Pathway and Triton in a written instrument authorized by the Pathway Board and the Triton Board;

(b)            by either Pathway or Triton, if

(i)             any Governmental Entity that must grant a Pathway Regulatory Approval listed on Schedule 7.1(b)(i) or Triton Regulatory Approval listed on Schedule 7.1(b)(ii) has denied approval of the Merger and such denial has become final and nonappealable or any Governmental Entity of competent jurisdiction shall have issued a final and nonappealable order, injunction or decree permanently enjoining or otherwise prohibiting or making illegal the consummation of the transactions contemplated by this Agreement; or

(ii)            any Governmental Entity shall require any changes to (x) the terms of the Merger and the transactions contemplated in connection thereof by Pathway, Triton and their respective Affiliates, (y) the terms of any of the agreements referenced in Sections 8.1(h) to 8.1(m) hereto (in each case as contemplated as of the date hereof and as described in the version of the Form N-14 Registration Statement filed with the SEC on or about the date of this Agreement and prior to any amendments thereto)(collectively, the “Exhibits”), or (z) the establishment of the New Adviser; which changes either (1) materially change the terms of the Merger, the terms of any of the Exhibits or the formation documents of the New Adviser, or (2) are reasonably likely to have a Material Adverse Effect on Pathway, Prospect Capital Management L.P., Triton, the Triton Adviser or any of their respective Affiliates.

(c)            by either Pathway or Triton, if the Merger shall not have been consummated on or before April 15, 2019 (the “Outside Date”), unless the failure of the Closing to occur by such date shall be due to the failure of the party seeking to terminate this Agreement to perform or observe the covenants and agreements of such party set forth in this Agreement;

50

(d)

(i)             by either Triton or Pathway, at any time prior to the Effective Time, in the event that Pathway shall have failed to obtain the Pathway Stockholder Approval at the Pathway Stockholder Meeting at which a vote is taken on the Pathway Matters; or

(ii)            by either Triton or Pathway, at any time prior to the Effective Time, in the event that Triton shall have failed to obtain the Triton Stockholder Approval at the Triton Stockholder Meeting at which a vote is taken on the Triton Matters;

(e)             by either Pathway or Triton (provided that the terminating party is not then in material breach of any representation, warranty, covenant or other agreement contained herein), if there shall have been a breach of any of the covenants or agreements or any of the representations or warranties set forth in this Agreement on the part of Pathway, in the case of a termination by Triton, or Triton, in the case of a termination by Pathway, which breach, either individually or in the aggregate, would result in, if occurring or continuing on the Closing Date, the failure of the conditions set forth in Section 8.2 or 8.3, as the case may be, and which is not cured within 30 days following written notice to the party committing such breach or by its nature or timing cannot be cured within such time period; or

(f)            by Triton,

(i)            within ten (10) Business Days after the Pathway Board shall have effected a Pathway Adverse Recommendation Change prior to receipt of the Pathway Stockholder Approval;

(ii)           in the event the Pathway Board shall have approved, or authorized Pathway or any of its Subsidiaries to enter into, a merger agreement, letter of intent, acquisition agreement, purchase agreement or other similar agreement with respect to a Competing Proposal; or

(iii)          in the event that: (A) Triton shall have received a Superior Proposal, (B) subject to Triton’s obligations under Section 7.9(f), the Triton Board or any authorized committee thereof shall have authorized Triton to enter into a definitive agreement to consummate the transaction contemplated by such Superior Proposal, and (C) concurrently with the termination of this Agreement, Triton pays Pathway the Pathway Expense Reimbursement contemplated by Section 9.4 and enters into the definitive agreement to consummate the transaction contemplated by such Superior Proposal.

(g)           by Pathway,

(i)             within ten (10) Business Days after the Triton Board shall have effected a Triton Adverse Recommendation Change prior to receipt of the Triton Stockholder Approval,

(ii)            in the event Triton Board shall have approved, or authorized Triton or any of its Subsidiaries to enter into, a merger agreement, letter of intent, acquisition

51

agreement, purchase agreement or other similar agreement with respect to a Competing Proposal; or

(iii)          in the event that: (A) Pathway shall have received a Superior Proposal, (B) subject to Pathway’s obligations under Section 7.9(f), the Pathway Board or any authorized committee thereof shall have authorized Pathway to enter into a definitive agreement to consummate the transaction contemplated by such Superior Proposal, and (C) concurrently with the termination of this Agreement, Pathway pays Triton the Triton Expense Reimbursement contemplated by Section 9.4 and enters into the definitive agreement to consummate the transaction contemplated by such Superior Proposal.

The party desiring to terminate this Agreement pursuant to clause (b), (c), (d), (e), (f) or (g) of this Section 9.1 shall give written notice of such termination to the other party in accordance with Section 10.2, specifying the provision or provisions hereof pursuant to which such termination is effected.

9.2         Effect of Termination. In the event of termination of this Agreement by either Pathway or Triton as provided in Section 9.1, this Agreement shall become void and have no effect, and none of Pathway, Triton, any of their respective Subsidiaries or any of the officers or directors of any of them shall have any liability of any nature whatsoever under this Agreement, or in connection with the transactions contemplated by this Agreement, except that (i) Sections 7.2(c), 9.2, 9.3, 9.4, and Article X shall survive any termination of this Agreement, and (ii) except as provided in Section 10.9(c), neither Pathway nor Triton shall be relieved or released from any liabilities or damages arising out of its knowing and intentional breach of any provision of this Agreement.

9.3         Fees and Expenses. All fees and expenses incurred in connection with the Merger, this Agreement, and the transactions contemplated by this Agreement shall be paid by the party incurring such fees or expenses.

9.4         Expense Reimbursements.

(a)

(i)             In the event that this Agreement is terminated by Triton pursuant to Section 9.1(f)(i) or (ii), or by Pathway pursuant to Section 9.1(g)(iii) then, provided that Triton was not in material breach of its representations, warranties, covenants or agreements hereunder at the time of termination, Pathway will pay to Triton, as Triton’s sole recourse in connection with termination of this Agreement in accordance with Section 9.1(f)(i) or (ii), or Section 9.1(g)(iii), as applicable, cash in an amount equal to Triton’s reasonable documented out-of-pocket expenses incurred in connection with the transactions contemplated by this Agreement (the “Triton Expense Reimbursement”); and

(ii)            In the event that this Agreement is terminated by Pathway pursuant to Section 9.1(g)(i) or (ii), or by Triton pursuant to Section 9.1(f)(iii) then, provided that Pathway was not in material breach of its representations, warranties, covenants or

52

agreements hereunder at the time of termination, Triton will pay to Pathway, as Pathway’s sole recourse in connection with termination of this Agreement in accordance with Section 9.1(g)(i) or (ii), or Section 9.1(f)(iii), as applicable cash in an amount equal to Triton’s reasonable documented out-of-pocket expenses incurred in connection with the transactions contemplated by this Agreement “Pathway Expense Reimbursement.”

(b)

(i)             If applicable, the Triton Expense Reimbursement payable by Pathway shall be payable no later than two Business Days after the date on which this Agreement is terminated by Triton pursuant to Section 9.1(f)(i) or (ii), and immediately prior to the time of termination by Pathway pursuant to Section 9.1(g)(iii). The parties hereto acknowledge and hereby agree that in no event shall Pathway be required to pay a Triton Expense Reimbursement on more than one occasion.

(ii)            If applicable, the Pathway Expense Reimbursement payable by Triton shall be payable no later than two Business Days after the date on which this Agreement is terminated by Pathway pursuant to Section 9.1(g)(i) or (ii), and immediately prior to the time of termination by Triton pursuant to Section 9.1(f)(iii). The parties hereto acknowledge and hereby agree that in no event shall Triton be required to pay a Pathway Expense Reimbursement on more than one occasion.

(c)            Each of the parties hereto acknowledges that (i) the agreements contained in this Section 9.4 are an integral part of the transactions contemplated by this Agreement, (ii) neither the Triton Expense Reimbursement nor the Pathway Expense Reimbursement is a penalty, but is liquidated damages, in a reasonable amount that will compensate the receiving party, in the circumstances in which the relevant expense reimbursement is payable, for the efforts and resources expended and opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the transactions contemplated hereby, which amount would otherwise be impossible to calculate with precision and (iii) without these agreements, the parties would not enter into this Agreement.

9.5         Amendment. This Agreement may be amended by the parties, by action taken or authorized by the Pathway Board and the Triton Board, at any time before or after receipt of the Pathway Stockholder Approval or the Triton Stockholder Approval; provided, however, that after receipt of the Pathway Stockholder Approval or the Triton Stockholder Approval, there may not be, without further approval of such applicable stockholders, any amendment of this Agreement that requires further approval under Applicable Law. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties (and not by an email or a series of emails); provided, that in the case of Pathway, such amendment must be signed by M. Grier Eliasek, or his successor, as authorized signatory of Pathway, in blue ink and, in the case of Triton, such amendment must be signed by Craig Faggen, or his successor, as authorized signatory of Triton.

9.6         Extension; Waiver. At any time prior to the Effective Time, the parties, by action taken or authorized by their respective Board of Directors, may, to the extent legally allowed, (a) extend the time for the performance of any of the obligations or other acts of the other party, (b)

53

waive any inaccuracies in the representations and warranties contained in this Agreement or (c) waive compliance with any of the agreements or conditions contained in this Agreement. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party, but such extension or waiver or failure to insist on strict compliance with an obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

ARTICLE X
GENERAL PROVISIONS

10.1      Nonsurvival of Representations, Warranties and Agreements. None of the representations, warranties, covenants and agreements set forth in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time, except for the matters set forth in Section 7.5 and for those other covenants and agreements contained in this Agreement that by their terms apply or are to be performed in whole or in part after the Effective Time.

10.2       Notices. All notices and other communications provided for herein shall be in writing and shall be delivered either by hand, by overnight courier service, by certified or registered mail, by telefacsimile or by email (in portable document format (“pdf”) or tagged image file format (“TIFF”)) at the applicable address set forth below:

(a) if to Pathway, to:
Pathway Capital Opportunity Fund, Inc. 10 East 40th Street, 42nd Floor New York, NY 10016
Attention: e-mail:
with a copy to:
Eversheds Sutherland (US) LLP 700 Sixth St., NW Washington, DC 20001
Attention: Cynthia Beyea, Esq. e-mail: cynthiabeyea@eversheds-sutherland.com
and
(b) if to Triton, to: Triton Pacific Investment Corporation, Inc. 6701 Center Drive West, Suite 1450 Los Angeles, CA 90045
Attention: Craig Faggen, Chief Executive Officer

54

with a copy to: Nelson Mullins Riley & Scarborough LLP 101 Constitution Avenue, NW, Suite 900 Washington, DC 20001
Attention: Jonathan H. Talcott Fax: (202) 689-2856

 (c)       All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given (i) in the case of notices and other communications delivered by hand or overnight courier service, upon actual receipt thereof, (ii) in the case of notices and other communications delivered by certified or registered mail, upon the earlier of actual delivery and the third (3rd) Business Day after the date deposited in the U.S. mail with postage prepaid and properly addressed, provided that no notice or communication to Pathway or Triton as such shall be effective until actually received by Pathway or Triton, as applicable, (iii) in the case of notices and other communications delivered by telefacsimile, upon receipt by the sender of an acknowledgment or transmission report generated by the machine from which the telefacsimile was sent indicating that the telefacsimile was sent in its entirety to the recipient’s telefacsimile number and (iv) in the case of notices and other communications delivered by email, upon receipt by the sender of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, a return email or other written acknowledgement), provided, that no notice or communication to Pathway or Triton shall be effective until receipt by the sender of written confirmation of receipt affirmatively initiated by Pathway or Triton, as applicable, and further provided, in each case, that if a notice or other communication would be deemed to have been given in accordance with the foregoing at any time other than during the recipient’s normal business hours on a Business Day for such recipient, such notice or other communication shall be deemed given on the next succeeding Business Day for such recipient.

(d)       Each party acknowledges and agrees that the use of electronic transmission in general, and email in particular, is not necessarily secure and that there are risks associated with the use thereof, including risks of interception, disclosure and abuse, and each indicates it assumes and accepts such risks by hereby authorizing the use of electronic transmission.

10.3     Interpretation. When a reference is made in this Agreement to Articles, Sections, Exhibits or Schedules, such reference shall be to an Article or Section of or Exhibit or Schedule to this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” All schedules and all exhibits hereto shall be deemed part of this Agreement and included in any reference to this Agreement. This Agreement shall not be interpreted or construed to require any

55

person to take any action, or fail to take any action, if to do so would violate any Applicable Law.

10.4     Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties and delivered to the other party, it being understood that each party need not sign the same counterpart.

10.5     Entire Agreement. This Agreement (including the documents and the instruments referred to in this Agreement), constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter of this Agreement. This Agreement may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten or oral agreements between the parties.

10.6     Governing Law; Jurisdiction. This Agreement shall be governed and construed in accordance with the internal laws of the State of Delaware applicable to contracts made and wholly-performed within such state, without regard to any applicable conflicts of law principles. The parties hereto agree that any suit, action or proceeding brought to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought exclusively in (a) the United States District Court for the Southern District of New York or the Commercial Division of the New York Supreme Court, New York County if Triton is the party bringing the suit, action or proceeding or (b) the United States District Court for the Central District of California or the Superior Court for the County of Los Angeles, State of California if Pathway is the party bringing the suit, action or proceeding (together, the “Chosen Courts”). Each of the parties hereto submits to the jurisdiction of the applicable Chosen Courts in any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of, or in connection with, this Agreement or the transactions contemplated hereby and hereby irrevocably waives the benefit of jurisdiction derived from present or future domicile or otherwise in such action or proceeding. Each party hereto irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any applicable Chosen Court or that any such suit, action or proceeding brought in any applicable Chosen Court has been brought in an inconvenient forum.

10.7     Publicity. Neither Pathway nor Triton shall, and neither Pathway nor Triton shall permit any of its Subsidiaries to, issue or cause the publication of any press release or other public announcement with respect to, or otherwise make any public statement concerning, the transactions contemplated by this Agreement without the prior consent (which consent shall not be unreasonably withheld) of Triton, in the case of a proposed announcement or statement by Pathway, or Pathway, in the case of a proposed announcement or statement by Triton.

10.8     Assignment; Third Party Beneficiaries. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned by either of the parties (whether by operation of law or otherwise) without the prior written consent of the other party. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of and be enforceable by each of the parties and their respective successors and assigns. Except as

56

otherwise specifically provided in Section 7.5, this Agreement (including the documents and instruments referred to in this Agreement) is not intended to and does not confer upon any person other than the parties hereto any rights or remedies under this Agreement. Except as provided in Section 7.5 only, Triton and Pathway hereby agree that their respective representations, warranties and covenants set forth herein are solely for the benefit of the other parties hereto, in accordance with and subject to the terms of this Agreement, and this Agreement is not intended to, and does not, confer upon any person other than the parties hereto any rights or remedies hereunder, including, without limitation, the right to rely upon such representations and warranties set forth herein. The parties hereto further agree that the rights of third party beneficiaries under Section 7.5 shall not arise unless and until the Effective Time occurs. The representations and warranties in this Agreement are the product of negotiations among the parties hereto and are for the sole benefit of the parties hereto. In some instances, the representations and warranties in this Agreement may represent an allocation among the parties hereto of risks associated with particular matters regardless of the knowledge of any of the parties hereto. Consequently, persons other than the parties hereto may not rely upon the representations and warranties in this Agreement as characterizations of actual facts or circumstances as of the date of this Agreement or as of any other date.

10.9     Remedies.

(a)             Except as otherwise provided in this Agreement, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy.

(b)            The parties hereto hereby agree that irreparable damage would occur in the event that any provision of this Agreement to be performed by a party was not performed in accordance with its specific terms or was otherwise breached, and that money damages or other legal remedies would not be an adequate remedy for any such damages. Accordingly, the parties hereto acknowledge and hereby agree that in the event of any breach or threatened breach by one party of any of its respective covenants or obligations set forth in this Agreement, the other party shall be entitled to an injunction or injunctions to prevent or restrain breaches or threatened breaches of this Agreement and to specifically enforce the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants and obligations of the other under this Agreement. The breaching party hereby agrees not to raise any objections to the availability of the equitable remedy of specific performance to prevent or restrain breaches or threatened breaches of this Agreement by it, or to specifically enforce the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants and obligations of the breaching party under this Agreement. The parties hereto further agree that (i) by seeking the remedies provided for in this Section 10.9(b), the party seeking such remedies shall not in any respect waive its right to seek any other form of relief that may be available to a party under this Agreement (including monetary damages) in the event that this Agreement has been terminated or in the event that the remedies provided for in this Section 10.9(b) are not available or otherwise are not granted, and (ii) nothing set forth in this Section 10.9(b) shall require a non-breaching party to institute any proceeding for (or limit the non-breaching party’s right to institute any proceeding for) specific performance under this Section 10.9(b) prior or as a condition to exercising any termination right

57

under Section 9.1 (and pursuing damages after such termination), nor shall the commencement of any legal proceeding pursuant to this Section 10.9(b) or anything set forth in this Section 10.9(b) restrict or limit the non-breaching party’s right to terminate this Agreement in accordance with Section 9.1 or pursue any other remedies under this Agreement that may be available then or thereafter.

(c)             Notwithstanding anything to the contrary in this Agreement, the parties hereto expressly acknowledge and agree that the remedies set forth in Section 9.4 shall be the sole and exclusive remedies available to the parties in the event this Agreement is terminated under Section 9.1(f) or Section 9.1(g). To the extent a party is entitled to receive the Triton Expense Reimbursement or the Pathway Expense Reimbursement, the receipt of such amounts shall be deemed to be full and final payment for any and all losses or damages suffered or incurred by such party or any of its respective Affiliates or any other Person in connection with this Agreement (and the termination hereof), the transactions contemplated hereby (and the abandonment thereof) or any matter forming the basis for such termination, and no party nor any of its Affiliates or any other Person shall be entitled to bring or maintain any other claim, action or proceeding against the other party or any of its Affiliates arising out of this Agreement, any of the transactions contemplated hereby or any matters forming the basis for such termination.

10.10     Waiver of Jury Trial. Each party acknowledges and agrees that any controversy which may arise under this Agreement is likely to involve complicated and difficult issues, and therefore each such party hereby irrevocably and unconditionally waives any right such party may have to a trial by jury in respect of any litigation directly or indirectly arising out of or relating to this Agreement or the transactions contemplated by this Agreement. Each party certifies and acknowledges that (i) no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver, (ii) each party understands and has considered the implications of this waiver, (iii) each party makes this waiver voluntarily and (iv) each party has been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section 10.10.

[Signature Page Follows]

58

IN WITNESS WHEREOF, the undersigned parties have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

PATHWAY CAPITAL OPPORTUNITY FUND, INC.

By:	/s/ M. Grier Eliasek
	Name:	M. Grier Eliasek
	Title:	President and Chief Executive Officer

TRITON PACIFIC INVESTMENT CORPORATION, INC.

By:	/s/ Craig J. Faggen
	Name:	Craig J. Faggen
	Title:	Chief Executive Officer

Signature Page

Annex B

INVESTMENT ADVISORY AGREEMENT

BETWEEN

TP FLEXIBLE INCOME FUND, INC.

AND

PROSPECT FLEXIBLE INCOME MANAGEMENT, LLC

Agreement made this [ ] day of [ ], 2019, by and between TP Flexible Income Fund, Inc., a Maryland corporation (the “Corporation”), and Prospect Flexible Income Management, LLC, a Delaware limited liability company (the “Adviser”).

WHEREAS, the Corporation is an externally managed, non-diversified, closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended (the “Investment Company Act”);

WHEREAS, the Adviser is a newly organized investment adviser that has registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Corporation desires to retain the Adviser to furnish investment advisory services to the Corporation on the terms and conditions hereinafter set forth, and the Adviser wishes to be retained to provide such services.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the parties hereby agree as follows:

1.        Duties of the Adviser.

(a)       The Corporation hereby employs the Adviser to act as the investment adviser to the Corporation and to manage the investment and reinvestment of the assets of the Corporation, subject to the supervision of the Board of Directors of the Corporation, for the period and upon the terms herein set forth, (i) in accordance with the investment objective, policies and restrictions that are set forth in the Corporation’s Registration Statement on Form N-14, initially filed with the Securities and Exchange Commission on August 13, 2018, as the same shall be amended from time to time (as amended, the “Registration Statement”), (ii) in accordance with the Investment Company Act and (iii) during the term of this Agreement in accordance with all other applicable federal and state laws, rules and regulations, and the Corporation’s articles of incorporation and by-laws, as each may be amended from time to time.  Without limiting the generality of the foregoing, the Adviser shall, during the term and subject to the provisions of this Agreement, (i) determine the composition of the portfolio of the Corporation, the nature and timing of the changes therein and the manner of implementing such changes; (ii) identify, evaluate and negotiate the structure of the investments made by the Corporation; (iii) close and monitor the Corporation’s investments; (iv) determine the securities and other assets that the Corporation will purchase, retain, or sell; (v) perform due diligence on prospective investments;

and (vi) provide the Corporation with such other investment advisory, research and related services as the Corporation may, from time to time, reasonably require for the investment of its funds.  The Adviser shall have the power and authority on behalf of the Corporation to effectuate its investment decisions for the Corporation, including the execution and delivery of all documents relating to the Corporation’s investments and the placing of orders for other purchase or sale transactions on behalf of the Corporation.  In the event that the Corporation determines to acquire debt financing, the Adviser will arrange for such financing on the Corporation’s behalf, subject to the oversight and approval of the Corporation’s Board of Directors.  If it is necessary for the Adviser to make investments on behalf of the Corporation through a special purpose vehicle, the Adviser shall have authority to create or arrange for the creation of such special purpose vehicle and to make such investments through such special purpose vehicle in accordance with the Investment Company Act.

(b)       The Adviser hereby accepts such employment and agrees during the term hereof to render the services described herein for the compensation provided herein.

(c)       Subject to the requirements of the Investment Company Act, the Adviser is hereby authorized to enter into one or more sub-advisory agreements with other investment advisers (each, a “Sub-Adviser”) pursuant to which the Adviser may obtain the services of the Sub-Adviser(s) to assist the Adviser in fulfilling its responsibilities hereunder.  Specifically, the Adviser may retain a Sub-Adviser to recommend specific securities or other investments based upon the Corporation’s investment objective and policies, and work, along with the Adviser, in structuring, negotiating, arranging or effecting the acquisition or disposition of such investments and monitoring investments on behalf of the Corporation, subject to the oversight of the Adviser and the Corporation.  The Adviser, and not the Corporation, shall be responsible for any compensation payable to any Sub-Adviser.  Any sub-advisory agreement entered into by the Adviser shall be in accordance with the requirements of the Investment Company Act and other applicable federal and state law and shall contain a provision requiring the Sub-Adviser to comply with Sections 1(e) and 1(f) of this Agreement below as if it were the Adviser.

(d)       The Adviser shall for all purposes herein provided be deemed to be an independent contractor and, except as expressly provided or authorized herein, shall have no authority to act for or represent the Corporation in any way or otherwise be deemed an agent of the Corporation.

(e)       The Adviser shall keep and preserve for the period required by the Investment Company Act any books and records relevant to the provision of its investment advisory services to the Corporation and shall specifically maintain all books and records with respect to the Corporation’s portfolio transactions and shall render to the Corporation’s Board of Directors such periodic and special reports as the Corporation’s Board of Directors may reasonably request.  The Adviser agrees that all records that it maintains for the Corporation are the property of the Corporation and will surrender promptly to the Corporation any such records upon the Corporation’s request, provided that the Adviser may retain a copy of such records.

(f)        The Adviser has adopted and implemented written policies and procedures reasonably designed to prevent violation of the Federal Securities Laws (as defined in Rule 38a-1 under the Investment Company Act) by the Adviser, including an investment allocation policy

2

which delineates how the Adviser will allocate investments between the Corporation, on the one hand, and other funds, separate accounts and investment accounts managed by the Advisor, on the other hand. The Adviser has provided the Corporation, and in the future shall provide the Corporation, at such times as the Corporation shall reasonably request, with a copy of such policies and procedures and a report of such policies and procedures; such report shall be of sufficient scope and in sufficient detail, as may reasonably be required to comply with Rule 38a-1 under the Investment Company Act and to provide reasonable assurance that any material inadequacies would be disclosed by such examination, and, if there are no such inadequacies, the reports shall so state.

(g)       The Adviser shall have a fiduciary responsibility and duty to the Corporation and the Corporation’s stockholders for the safekeeping and use of all the funds and assets of the Corporation, whether or not in the Adviser’s immediate possession or control, and that the Adviser shall not employ, or permit another to employ, such funds or assets except for the exclusive benefit of the Corporation. The Adviser shall not, by entry into an agreement with any stockholder of the Corporation or otherwise, contract away the fiduciary obligation owed to the Corporation and the Corporation’s stockholders under common law. Nothing herein shall be construed to mean that the power of direction of the Adviser or the exercise of such power by any person shall cause such person to have duties, including fiduciary duties, or liabilities relating thereto to the Corporation or any stockholder.

2.         Corporation’s Responsibilities and Expenses Payable by the Corporation.  All investment professionals of the Adviser, when and to the extent engaged in providing investment advisory and management services hereunder, and the compensation of such personnel allocable to such services, will be provided and paid for by the Adviser and not by the Corporation.  The Corporation, either directly or through reimbursement of the Adviser, will bear all other costs and expenses of its operations and transactions, including (without limitation) those relating to: organization and offering; calculating the Corporation’s net asset value (including the cost and expenses of any independent valuation firms); expenses incurred by the Adviser, Prospect Administration LLC (the “Administrator”) or affiliates thereof payable to third parties, including agents, consultants or other advisors (such as independent valuation firms, accountants and legal counsel), in monitoring financial and legal affairs for the Corporation and in monitoring the Corporation’s investments and performing due diligence on its prospective investments; interest payable on debt, if any, incurred to finance the Corporation’s investments; offerings of the Corporation’s debt, common stock and other securities; investment advisory and management fees; administration fees, if any, payable under the Administration Agreement between the Corporation and the Administrator; fees payable to third parties, including agents, consultants or other advisors, relating to, or associated with, evaluating and making investments; transfer agent and custodial fees; fees and expenses associated with marketing efforts (including attendance at investment conferences and similar events); federal and state registration fees; all costs of registration and listing the Corporation’s securities on any securities exchange; federal, state and local taxes; Directors’ fees and expenses; costs of preparing and filing reports or other documents required by the Securities and Exchange Commission or any other governmental agency; costs of any reports, proxy statements or other notices to stockholders, including printing costs; the Corporation’s allocable portion of any fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums; direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and

3

other staff, independent auditors and outside legal costs; research and market data expenses including, without limitation, news and quotation equipment and services; computer software specific to the business of the Corporation; any unreimbursed expenses incurred in connection with transactions not consummated; and all other expenses incurred by the Corporation or the Administrator in connection with administering the Corporation’s business, including payments under the Administration Agreement between the Corporation and the Administrator based upon the Corporation’s allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent and the allocable portion of the cost of the Corporation’s chief compliance officer and chief financial officer and their respective staffs. The Adviser will be entitled to receive reimbursement from the Corporation of organization and offering expenses it has paid on behalf of the Corporation until all of the organization and offering expenses incurred and/or paid by the Adviser have been recovered.

3.         Compensation of the Adviser.  The Corporation agrees to pay, and the Adviser agrees to accept, as compensation for the services provided by the Adviser hereunder, a base management fee (“Base Management Fee”) and an income incentive fee (“Incentive Fee”), as hereinafter set forth.  The Corporation shall make any payments due hereunder to the Adviser or to the Adviser’s designee as the Adviser may otherwise direct.

(a)       The Base Management Fee shall be calculated at an annual rate of 1.75% of the Corporation’s average total assets as described below. For the first quarter of the Corporation’s operations commencing with the date of this Agreement, the Base Management Fee will be calculated based on the average value of the Corporation’s total assets as of the date of this Agreement and at the end of the calendar quarter in which the date of this Agreement falls, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Subsequently, the Base Management Fee shall be payable quarterly in arrears, and shall be calculated based on the average value of the Corporation’s total assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base Management Fees for any partial month or quarter will be appropriately pro-rated. At the Adviser’s option, the Base Management Fee for any period may be deferred, without interest thereon, and paid to the Adviser at any time subsequent to any such deferral as the Adviser determines.

(b)       The Incentive Fee shall consist of two parts, as follows:

(i)        One part will be calculated and payable quarterly in arrears based on the pre-Incentive Fee net investment income for the immediately preceding calendar quarter.  For this purpose, pre-Incentive Fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees and fees for

4

providing significant managerial assistance or other fees that the Corporation receives from portfolio companies) accrued by the Corporation during the calendar quarter, minus the Corporation’s operating expenses for the quarter (including the Base Management Fee, expenses payable under the Administration Agreement, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the organization and offering expenses and the Incentive Fee).  Pre-Incentive Fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that the Corporation has not yet received in cash.  Pre-Incentive Fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.  Pre-Incentive Fee net investment income, expressed as a rate of return on the value of the Corporation’s net assets at the end of the immediately preceding calendar quarter, will be compared to a preferred return of 1.5% per quarter.  The Corporation will pay the Adviser an Incentive Fee with respect to the Corporation’s pre-Incentive Fee net investment income in each calendar quarter as follows: (1) no Incentive Fee in any calendar quarter in which the Corporation’s pre-Incentive Fee net investment income does not exceed the preferred return;  (2) 100% of the Corporation’s pre-Incentive Fee net investment income with respect to that portion of such pre-Incentive Fee net investment income, if any, that exceeds the preferred return but is less than 1.875% in any calendar quarter; and (3) 20% of the amount of the Corporation’s pre-Incentive Fee net investment income, if any, that exceeds 1.875% in any calendar quarter.  These calculations will be appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

5

(ii)       The second part of the Incentive Fee (the “Capital Gains Fee”) will be determined and payable in arrears as of the end of each calendar year (or upon termination of this Agreement as set forth below), commencing on the date hereof, and will equal 20.0% of the Corporation’s realized capital gains for the calendar year, if any, computed net of all realized capital losses and unrealized capital depreciation at the end of such year; provided that the Incentive Fee determined as of December 31, 2018 will be calculated for a period of shorter than twelve calendar months to take into account any net realized capital gains, if any, computed net of all realized capital losses and unrealized capital depreciation for the period commencing as of the date of this Agreement and ending December 31, 2018. In the event that this Agreement shall terminate as of a date that is not a calendar year end, the termination date shall be treated as though it were a calendar year end for purposes of calculating and paying a Capital Gains Fee.

4.         Covenants of the Adviser.  The Adviser covenants that it is registered as an investment adviser under the Advisers Act.  The Adviser agrees that its activities will at all times be in compliance in all material respects with all applicable federal and state laws governing its operations and investments.

5.         Excess Brokerage Commissions.  The Adviser is hereby authorized, to the fullest extent now or hereafter permitted by law, to cause the Corporation to pay a member of a national securities exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of such exchange, broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities, that such amount of commission is reasonable in relation to the value of the brokerage and/or research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the Corporation’s portfolio, and constitutes the best net results for the Corporation.

6.         Limitations on the Employment of the Adviser.  The services of the Adviser and its affiliates to the Corporation are not exclusive, and the Adviser and its affiliates may engage in any other business or render similar or different services to others including, without limitation, the direct or indirect sponsorship or management of other investment based accounts or commingled pools of capital, however structured, having investment objectives similar to those of the Corporation, so long as its services to the Corporation hereunder are not impaired thereby, and nothing in this Agreement shall limit or restrict the right of any manager, partner, officer or employee of the Adviser and its affiliates to engage in any other business or to devote his or her time and attention in part to any other business, whether of a similar or dissimilar nature, or to receive any fees or compensation in connection therewith (including fees for serving as a director of, or providing consulting services to, one or more of the Corporation’s portfolio companies, subject to applicable law).  So long as this Agreement or any extension, renewal or amendment remains in effect, the Adviser shall be the only investment adviser for the Corporation, subject to the Adviser’s right to enter into sub-advisory agreements.  The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder.  It is understood that directors, officers, employees and stockholders of the Corporation are or may become interested in the Adviser and its affiliates, as directors, officers, employees, partners,

6

stockholders, members, managers or otherwise, and that the Adviser and directors, officers, employees, partners, stockholders, members and managers of the Adviser and its affiliates are or may become similarly interested in the Corporation as stockholders or otherwise.

7.         Responsibility of Dual Directors, Officers and/or Employees.  If any person who is a manager, director, member, partner, officer or employee of the Adviser, the Administrator or their affiliates is or becomes a manager, director, member, partner, officer and/or employee of the Corporation and acts as such in any business of the Corporation, then such manager, director, member, partner, officer and/or employee of the Adviser, the Administrator or their affiliates shall be deemed to be acting in such capacity solely for the Corporation, and not as a manager, director, member, partner, officer or employee of the Adviser, the Administrator or their affiliates or under the control or direction of the Adviser, the Administrator or their affiliates, even if paid by the Adviser, the Administrator or their affiliates.

8.         Limitation of Liability of the Adviser; Indemnification.

(a) The Adviser and its affiliates (and their respective officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the them, including without limitation the Administrator) shall not be liable to the Corporation for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Corporation, except to the extent specified in Section 36(b) of the Investment Company Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services, and the Corporation shall indemnify, defend and protect the Adviser and its affiliates (and their respective officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with them, including without limitation the Administrator, each of whom shall be deemed a third party beneficiary hereof) (collectively, the “Indemnified Parties”) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Corporation or its security holders) arising out of or otherwise based upon the performance of any of the Adviser’s duties or obligations under this Agreement or otherwise as an investment adviser of the Corporation.  Notwithstanding the preceding sentence of this Section 8 to the contrary, nothing contained herein shall protect or be deemed to protect the Indemnified Parties against or entitle or be deemed to entitle the Indemnified Parties to indemnification in respect of, any liability to the Corporation or its security holders to which the Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties or by reason of the reckless disregard of the Adviser’s duties and obligations under this Agreement (as the same shall be determined in accordance with the Investment Company Act and any interpretations or guidance by the Securities and Exchange Commission or its staff thereunder).

(b)       Notwithstanding anything in section 8(a), until such time as the Corporation is listed on a national securities exchange the indemnification of the Indemnified Parties shall be limited

7

as required by the North American Securities Administrations Association (“NASAA”) Omnibus Guidelines as follows:

i. The Corporation shall not provide for indemnification of an Indemnified Party for any liability or loss suffered, unless all of the following conditions are met:

1. The Corporation has determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Corporation;

2. The Corporation has determined, in good faith, that the Indemnified Party was acting on behalf of or performing services for the Corporation;

3. The Corporation has determined, in good faith, that such liability or loss was not the result of negligence or misconduct; and

4. Such indemnification or agreement to hold harmless is recoverable only out of assets and not from the stockholders.

ii. The Corporation shall not provide indemnification for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by any Indemnified Party, unless one or more of the following conditions are met: (a) there has been a successful adjudication on the merits of each count involving alleged material securities law violations as to the Indemnified Party, (b) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the Indemnified Party, or (c) a court of competent jurisdiction approves a settlement of the claims against the Indemnified Party, and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the Securities and Exchange Commission and of the published position of any state securities regulatory authority in which securities were offered or sold as to indemnification for violations of securities laws.

9.         Effectiveness, Duration and Termination of Agreement.  This Agreement shall become effective as of the first date above written.  This Agreement shall remain in effect for two years, and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (a) the vote of the Corporation’s Board of Directors, or by the vote of a majority of the outstanding voting securities of the Corporation and (b) the vote of a majority of the Corporation’s Directors who are not parties to this Agreement or “interested persons” (as such term is defined in Section 2(a)(19) of the Investment Company Act) of any such party, in accordance with the requirements of the Investment Company Act.  This Agreement may be terminated at any time, without the payment of any penalty, upon 60 days’ written notice, by the vote of a majority of the outstanding voting securities of the Corporation, or by the vote of the Corporation’s Directors.  The Adviser may terminate this Agreement upon 120 days’ written notice and shall pay expenses incurred as a result of its voluntary termination of the Agreement. The Adviser shall promptly upon termination: (i) deliver to the Corporation’s Board of Directors a full accounting, including a statement showing all payments collected by it and a statement of all money held by it,

8

covering the period following the date of the last accounting furnished to the Corporation’s Board of Directors; (ii) deliver to the Corporation’s Board of Directors all assets and documents of the Corporation then in custody of the Adviser; and (iii) cooperate with the Corporation to provide an orderly transition of services. This Agreement will automatically terminate in the event of its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the Investment Company Act).  The provisions of Section 8 of this Agreement shall remain in full force and effect, and the Adviser and its representatives shall remain entitled to the benefits thereof, notwithstanding any termination or expiration of this Agreement.  Further, notwithstanding the termination or expiration of this Agreement as aforesaid, the Adviser shall be entitled to any amounts owed under Section 3 of this Agreement through the date of termination or expiration.

10.	Conflicts of Interests and Prohibited Activities.

The following provisions in this Section 10 shall apply for only so long as the shares of the Corporation are not listed on a national securities exchange.

(a) No Exclusive Agreement. The Adviser is not hereby granted or entitled to an exclusive right to sell or exclusive employment to sell assets for the Corporation.

(b) Rebates, Kickbacks and Reciprocal Arrangements.

i. The Adviser agrees that it shall not (A) receive or accept any rebate, give-up or similar arrangement that is prohibited under applicable federal or state securities laws, (B) participate in any reciprocal business arrangement that would circumvent provisions of applicable federal or state securities laws governing conflicts of interest or investment restrictions, or (C) enter into any agreement, arrangement or understanding that would circumvent the restrictions against dealing with affiliates or promoters under applicable federal or state securities laws.

ii. The Adviser agrees that it shall not directly or indirectly pay or award any fees or commissions or other compensation to any person or entity engaged to sell the Corporation’s stock or give investment advice to a potential stockholder; provided, however, that this subsection shall not prohibit the payment of a registered broker-dealer or other properly licensed agent from sales commissions for selling or distributing the Corporation’s common stock.

(c) Commingling. The Adviser covenants that it shall not permit or cause to be permitted the Corporation’s funds from being commingled with the funds of any other entity. Nothing in this Subsection 10(c) shall prohibit the Adviser from establishing a master fiduciary account pursuant to which separate sub-trust accounts are established for the benefit of affiliated programs, provided that the Corporation’s funds are protected from the claims of other programs and creditors of such programs.

11.       Notices.  Any notice under this Agreement shall be given in writing, addressed and delivered or mailed, postage prepaid, to the other party at its principal office.

9

12.      Amendments.  This Agreement may be amended by mutual consent, but the consent of the Corporation must be obtained in conformity with the requirements of the Investment Company Act.

13.      Entire Agreement; Governing Law.  This Agreement contains the entire agreement of the parties and supersedes all prior agreements, understandings and arrangements with respect to the subject matter hereof.  This Agreement shall be construed in accordance with the laws of the State of New York applicable to contracts formed and to be performed entirely within the State of New York and the applicable provisions of the Investment Company Act.  To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the provisions of the Investment Company Act, the latter shall control.

[The remainder of this page intentionally left blank]

10

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date above written.

TP FLEXIBLE INCOME FUND, INC.

By:
Name: M. Grier Eliasek
Title: Chief Executive Officer & President

PROSPECT FLEXIBLE INCOME MANAGEMENT, LLC

By:
Name: Kristin Van Dask
Title: Chief Financial Officer, Chief Compliance
Officer, Treasurer and Secretary

11

Annex C

ADMINISTRATION AGREEMENT

AGREEMENT (this “Agreement”) made as of [ ], 2019 by and between TP Flexible Income Fund, Inc., a Maryland corporation (hereinafter referred to as the “Corporation”), and Prospect Administration LLC, a Delaware limited liability company (hereinafter referred to as the “Administrator”).

W I T N E S S E T H:

WHEREAS, the Corporation is an externally managed, non-diversified, closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended (the “Investment Company Act”);

WHEREAS, the Corporation desires to retain the Administrator to provide administrative services to the Corporation in the manner and on the terms hereinafter set forth; and

WHEREAS, the Administrator is willing to provide administrative services to the Corporation on the terms and conditions hereafter set forth.

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Corporation and the Administrator hereby agree as follows:

1.         Duties of the Administrator.

(a)        Employment of Administrator.  The Corporation hereby employs the Administrator to act as administrator of the Corporation, and to furnish, or arrange for others to furnish, the administrative services, personnel and facilities described below, subject to review by and the overall control of the Board of Directors of the Corporation, for the period and on the terms and conditions set forth in this Agreement.  The Administrator hereby accepts such employment and agrees during such period to render, or arrange for the rendering of, such services and to assume the obligations herein set forth subject to the reimbursement of costs and expenses provided for below.  The Administrator and such others shall for all purposes herein be deemed to be independent contractors and shall, unless otherwise expressly provided or authorized herein, have no authority to act for or represent the Corporation in any way or otherwise be deemed agents of the Corporation.

(b)        Services.  The Administrator shall perform (or oversee, or arrange for, the performance of) the administrative services necessary for the operation of the Corporation.  Without limiting the generality of the foregoing, the Administrator shall provide the Corporation with office facilities, equipment and clerical, accounting, finance, legal, bookkeeping and record keeping services at such facilities and such other services as the Administrator, subject to review by the Board of Directors of the Corporation, shall from time to time determine to be necessary or useful to perform its obligations under this Agreement.  The Administrator shall also, on behalf of the Corporation, conduct relations with custodians, depositories, transfer agents, dividend disbursing agents, other stockholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, regulatory authorities, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable.  The Administrator shall make reports to the Board of Directors of the Corporation of its performance of obligations hereunder and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Corporation as the Administrator shall determine to be desirable; provided that nothing herein shall be construed to require the Administrator to, and the Administrator shall not, provide any advice or recommendation relating to the securities and other assets that the Corporation should purchase, retain or sell or any other investment advisory services to the Corporation.  The Administrator shall be responsible for the financial and other records that the Corporation is required to maintain and shall prepare reports to stockholders, and reports and other materials filed with the Securities and Exchange Commission (the “SEC”).  The Administrator will provide on the Corporation’s behalf significant managerial assistance to those portfolio companies to which the Corporation is required to provide such assistance under the Investment Company Act or other applicable law. In addition, the Administrator will assist the Corporation in determining and publishing the Corporation’s net asset value, overseeing the preparation and filing of the Corporation’s tax returns, and the printing and dissemination of reports to stockholders of the Corporation, and generally overseeing the payment of the Corporation’s expenses and the performance of administrative and professional services rendered to the Corporation by others.

(c)        Sub-Administrators. The Administrator is hereby authorized to enter into one or more sub-administration agreements with other service providers (each a “Sub-Administrator”) pursuant to which the Administrator may obtain the services of the service providers in fulfilling its responsibilities hereunder.  Any such sub-administration agreements shall be in accordance with the requirements of the Investment Company Act and other applicable federal and state law and shall contain a provision requiring the Sub-Administrator to comply with Sections 2 and 3 below as if it were the Administrator.

2.         Records.  The Administrator agrees to maintain and keep all books, accounts and other records of the Corporation that relate to activities performed by the Administrator hereunder and, if required by the Investment Company Act, will maintain and keep such books, accounts and records in accordance with that Act.  In compliance with the requirements of Rule 31a-3 under the Investment Company Act, the Administrator agrees that all records which it maintains for the Corporation shall at all times remain the property of the Corporation, shall be readily accessible during normal business hours, and shall be promptly surrendered upon the termination of this Agreement or otherwise on written request.  The Administrator further agrees that all records which it maintains for the Corporation pursuant to Rule 31a-1 under the Investment Company Act will be preserved for the periods prescribed by Rule 31a-2 under the Investment Company Act unless any such records are earlier surrendered as provided above.  Records shall be surrendered in usable machine-readable form.  The Administrator shall have the right to retain copies of such records subject to observance of its confidentiality obligations under this Agreement.

3.         Compliance. The Administrator has adopted and implemented written policies and procedures reasonably designed to prevent violation of Federal securities laws by the Administrator.  The Administrator shall provide the Corporation, at such times as the Corporation shall reasonably request, with a copy of such policies and procedures and a report of

2

such policies and procedures; such report shall be of sufficient scope and in sufficient detail, as may reasonably be required to comply with Rule 38a-1 under the Investment Company Act and to provide reasonable assurance that any material inadequacies would be disclosed by such examination, and, if there are no such inadequacies, the report shall so state.

4.         Confidentiality.  The parties hereto agree that each shall treat confidentially the terms and conditions of this Agreement and all information provided by each party to the other regarding its business and operations.  All confidential information provided by a party hereto, including nonpublic personal information pursuant to Regulation S-P of the SEC, shall be used by any other party hereto solely for the purpose of rendering services pursuant to this Agreement and, except as may be required in carrying out this Agreement, shall not be disclosed to any third party, without the prior consent of such providing party.  The foregoing shall not be applicable to any information that is publicly available when provided or thereafter becomes publicly available other than through a breach of this Agreement, or that is required to be disclosed by any regulatory authority, any authority or legal counsel of the parties hereto, by judicial or administrative process or otherwise by applicable law or regulation.

5.         Compensation; Allocation of Costs and Expenses

(a)        In full consideration of the provision of the services of the Administrator, the Corporation shall reimburse the Administrator for the costs and expenses incurred by the Administrator in performing its obligations and providing personnel and facilities hereunder; provided, however, that notwithstanding anything to the contrary herein, for one year following the date hereof (the “Waiver Period”), the Corporation’s obligation to reimburse the Administrator shall be limited to (i) the costs and expenses incurred by the Administrator in performing its obligations and providing personnel, facilities and overhead hereunder in an amount up to $30,000, plus (ii) the Administrator’s out-of-pocket expenses, including but not limited to, the costs and expenses of any Sub-Administrators (which shall not be subject to any cap or limitation). The Administrator hereby waives its right to reimbursement of the Administrator’s own personnel, facilities and overhead expenses in excess of $30,000 during the Waiver Period.

(b)        The Corporation will bear all costs and expenses that are incurred in its operation and transactions and not specifically assumed by the Corporation’s investment adviser (the “Adviser”), pursuant to that certain Investment Advisory Agreement, dated as of [ ], by and between the Corporation and the Adviser (the “Advisory Agreement”).  Costs and expenses to be borne by the Corporation include, but are not limited to, those relating to: organization and offering; calculating the Corporation’s net asset value (including the cost and expenses of any independent valuation firms); expenses incurred by the Adviser, Administrator or affiliates thereof payable to third parties, including agents, consultants or other advisors (such as independent valuation firms, accountants and legal counsel), in monitoring financial and legal affairs for the Corporation and in monitoring the Corporation’s investments and performing due diligence on its prospective investments; interest payable on debt, if any, incurred to finance the Corporation’s investments; offerings of the Corporation’s debt, common stock and other securities; investment advisory and management fees; administration fees, if any, payable under this Agreement; fees payable to third parties, including agents, consultants or other advisors, relating to, or associated with, evaluating and making investments; transfer agent and custodial

3

fees; fees and expenses associated with marketing efforts (including attendance at investment conferences and similar events); federal and state registration fees; all costs of registration and listing the Corporation’s securities on any securities exchange; federal, state and local taxes; Directors’ fees and expenses; costs of preparing and filing reports or other documents required by the SEC or any other governmental agency; costs of any reports, proxy statements or other notices to stockholders, including printing costs; the Corporation’s allocable portion of any fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums; direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors and outside legal costs; research and market data expenses including, without limitation, news and quotation equipment and services; computer software specific to the business of the Corporation; any unreimbursed expenses incurred in connection with transactions not consummated; and all other expenses incurred by the Corporation or the Administrator in connection with administering the Corporation’s business, including payments under this Agreement based upon the Corporation’s allocable portion of the Administrator’s and the Adviser’s overhead in performing their obligations under this Agreement and the Advisory Agreement, including rent, and the allocable portion of the cost of the Corporation’s chief compliance officer and chief financial officer and their respective staffs.

6.         Limitation of Liability of the Administrator; Indemnification. The Administrator and its affiliates (and their respective officers, managers, partners, agents, employees, controlling persons, members, and any other person or entity affiliated with them) shall not be liable to the Corporation for any action taken or omitted to be taken by the Administrator in connection with the performance of any of its duties or obligations under this Agreement or otherwise as administrator for the Corporation, and the Corporation shall indemnify, defend and protect the Administrator and its affiliates (and their respective officers, managers, partners, agents, employees, controlling persons, members, and any other person or entity affiliated with the Administrator, each of whom shall be deemed a third party beneficiary hereof) (collectively, the “Indemnified Parties”) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Corporation or its security holders) arising out of or otherwise based upon the performance of any of the Administrator’s duties or obligations under this Agreement or otherwise as administrator for the Corporation.  Notwithstanding the preceding sentence of this Paragraph 6 to the contrary, nothing contained herein shall protect or be deemed to protect the Indemnified Parties against or entitle or be deemed to entitle the Indemnified Parties to indemnification in respect of, any liability to the Corporation or its security holders to which the Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Administrator’s duties or by reason of the reckless disregard of the Administrator’s duties and obligations under this Agreement (to the extent applicable, as the same shall be determined in accordance with the Investment Company Act and any interpretations or guidance by the SEC or its staff thereunder).

7.         Activities of the Administrator. The services of the Administrator to the Corporation are not to be deemed to be exclusive, and the Administrator and each affiliate is free to render services to others.  It is understood that directors, officers, employees and stockholders of the

4

Corporation are or may become interested in the Administrator and its affiliates, as directors, officers, members, managers, employees, partners, stockholders or otherwise, and that the Administrator and directors, officers, members, managers, employees, partners and stockholders of the Administrator and its affiliates are or may become similarly interested in the Corporation as stockholders or otherwise.

8.         Duration and Termination of this Agreement.

(a)        This Agreement shall become effective as of the date hereof, and shall remain in force with respect to the Corporation for two years thereafter, and thereafter continue from year to year, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Corporation and (ii) a majority of those Directors who are not parties to this Agreement or “interested persons” (as defined in the Investment Company Act) of any such party.

(b)         This Agreement may be terminated at any time, without the payment of any penalty, by vote of the Directors of the Corporation, or by the Administrator, upon 60 days written notice to the other party.  This Agreement may not be assigned by a party without the consent of the other party.

9.         Amendments of this Agreement. This Agreement may be amended pursuant to a written instrument by mutual consent of the parties.

10.       Governing Law. This Agreement shall be construed in accordance with laws of the State of New York applicable to contracts formed and to be performed entirely within the State of New York and the applicable provisions of the Investment Company Act, if any.  To the extent that the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, if any, the latter shall control.

11.       Entire Agreement. This Agreement contains the entire agreement of the parties and supersedes all prior agreements, understandings and arrangements with respect to the subject matter hereof.

12.       Notices. Any notice under this Agreement shall be given in writing, addressed and delivered or mailed, postage prepaid, to the other party at its principal office.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

5

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

TP FLEXIBLE INCOME FUND, INC.

By:
Name: M. Grier Eliasek
Title: Chief Executive Officer & President

PROSPECT ADMINISTRATION LLC

By:
Name: John F. Barry III
Title: Managing Director

6

Annex D

FORM OF EXPENSE LIMITATION AGREEMENT

Expense Limitation Agreement

This Expense Limitation Agreement (the “Agreement”) is entered into this [ ] day of [ ], 2019, by and between TP Flexible Income Fund, Inc. (the “Fund”) and Prospect Flexible Income Management, LLC (the “Adviser”).

WHEREAS, the Fund is an externally managed, non-diversified, closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Adviser serves as the Fund’s investment advisor pursuant to that certain Investment Advisory Agreement, dated as of [ ] (the “Investment Advisory Agreement”);

WHEREAS, the Adviser may waive a portion or all of the investment advisory fees that it is entitled to receive pursuant to the Investment Advisory Agreement in order to limit the Fund’s Operating Expenses (as defined below) to an annual rate, expressed as a percentage of the Fund’s average quarterly net assets, equal to 8.00% (the “Annual Limit”); and

WHEREAS, the Fund and the Adviser have determined that it is appropriate and in the best interest of the Fund for the Fund to reimburse the Adviser for any previously waived investment advisory fees in accordance with the terms of this Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

In the event that the current Operating Expenses of the Fund, as accrued each quarter, exceed the Annual Limit (the amount of such excess, the “Excess Amount”), the Advisor may, at its option and in its sole discretion on a quarterly basis, waive the investment advisory fees to which it is entitled pursuant to the Investment Advisory Agreement (an “Excess Amount Waiver”), in any amount up to the Excess Amount.

For purposes of this Agreement, the term “Operating Expenses” with respect to the Fund, is defined to include all expenses necessary or appropriate for the operation of the Fund, including but not limited to the Advisor’s base management fees detailed in Section 3(a) the Investment Advisory Agreement, any and all costs and expenses that qualify as line item “operating” expenses in the financial statements of the Fund as the same are filed with the U.S. Securities and Exchange Commission and other expenses described in the Investment Advisory Agreement, but does not include any portfolio transaction or other investment-related costs (including brokerage commissions, dealer and underwriter spreads, prime broker fees and expenses and dividend expenses related to short sales), interest expenses and other financing costs, extraordinary expenses and acquired fund fees and expenses. Upfront shareholder transaction expenses (such as sales commissions, dealer manager fees, and similar items) are not Operating Expenses.

Any Excess Amount Waiver made by the Adviser is subject to repayment (a “Reimbursement”) by the Fund within the three years following the end of the quarter in which the Excess Amount Waiver was made by the Adviser. If this Agreement is terminated or expires pursuant to its terms, the Adviser shall maintain its right to repayment for any Excess Amount Waiver it has made under this Agreement, subject to the Repayment Limitations.

Any Reimbursement shall be made solely in the event that that the Fund has sufficient excess cash on hand at the time of any proposed Reimbursement and shall be limited to the lesser of (i) the excess of the Annual Limit applicable to such quarter over the Fund’s actual Operating Expenses for such quarter and (ii) the amount of Reimbursement which, when added to the Fund’s expenses for such quarter, permits the Fund to pay the then-current aggregate quarterly distribution to its shareholders, at a minimum annualized rate of at least 6.00% (based on the gross offering prices of Fund shares) (the “Distribution”) from the sum of (x) the Fund’s net investment income (loss) for such quarter plus (y) the Fund’s net realized gains (losses) for such quarter (collectively, the “Repayment Limitations”). For the purposes of the calculations pursuant to (i) and (ii) of the preceding sentence, any Reimbursement will be treated as an expense of the Fund for such quarter, without regard to the GAAP treatment of such expense. In the event that the Fund is unable to make a full payment of any Reimbursements due for any applicable quarter because the Fund does not have sufficient excess cash on hand, any such unpaid amount shall become a payable of the Fund for accounting purposes and shall be paid when the Fund has sufficient excess cash on hand (subject to the Repayment Limitations); provided, that in the case of any Reimbursements, such payment shall be made no later than the date that is three years following the end of the quarter in which the applicable Excess Amount Waiver was made by the Adviser.

This Agreement shall be effective as of the date hereof, and continue until the first month end following the one-year anniversary thereof (the “Initial Term”). Following the Initial Term of this Agreement, the Adviser may elect, in its sole and absolute discretion, to offer to continue this Agreement for successive annual periods. Any such continuance must be approved by a majority of the Board of Directors of the Fund (the “Board”), including a majority of the directors that are not “interested persons” of the Fund, as such term is defined under the 1940 Act.

This Agreement may be terminated at any time, without the payment of any penalty and without notice, by the Fund. This Agreement may be terminated by the Adviser upon written notice to the Fund. This Agreement will automatically terminate if (i) the Fund provides the Adviser with notice of the Fund’s intent to terminate the Investment Advisory Agreement, and such termination of this Agreement will be effective upon the date that the Adviser receives such notice or (ii) the Investment Advisory Agreement is terminated for any reason.

Miscellaneous

(a)             This Agreement shall be governed by and construed in accordance with the laws of the State of New York (without reference to its conflicts of laws provisions) and the applicable provisions of the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”). To the extent that the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act or the Advisers Act, the latter two, as applicable, shall control. Further, nothing herein contained shall be deemed to require the Fund to take any action contrary to the Fund’s Articles of Incorporation or Bylaws, as each may be amended or restated from time to time, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Fund.

(b)            If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

(c)             The Fund shall not assign this Agreement or any right, interest or benefit under this Agreement without the prior written consent of the Adviser.

2

(d)            This Agreement may only be amended in writing, and by mutual consent of the parties. This Agreement may be executed by the parties on any number of counterparts, delivery of which may occur by facsimile or as an attachment to an electronic communication, each of which shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[SIGNATURE PAGE IMMEDIATELY FOLLOWS]

3

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first written above.

TP FLEXIBLE INCOME FUND, INC.

By:
Name:
Title:

PROSPECT FLEXIBLE INCOME MANAGEMENT, LLC

By:
Name:
Title:

[Signature Page to Expense Limitation Agreement]

Annex E

FORM OF AMENDED AND RESTATED DEALER MANAGER AGREEMENT

TP Flexible Income Fund, Inc.,

6701 Center Drive West, Suite 1450

Los Angeles, California 90045

Re: Dealer Manager Agreement

Ladies and Gentlemen:

TP Flexible Income Fund, Inc., a Maryland corporation (the “Company”), has registered for public sale (the “Offering”) shares of its Class A common stock, $0.001 par value per share (the “Common Stock”), to be issued and sold to the public on a “best efforts” basis (the “Offered Shares”) through you as the managing dealer (the “Dealer Manager”) and the broker-dealers participating in the offering (the “Participating Dealers”). The Offered Shares will be sold at the initial offering prices, which may be subject to change, as more fully described in its registration statement on Form N-2 filed by the Company with the Securities and Exchange Commission (the “Commission”) (currently File No. 333-206730 and including any subsequent registration statement to the extent that it continues the Offering) (as may be amended or supplemented from time to time, the “Registration Statement”), which includes the Company’s prospectus, as amended or supplemented from time to time. Terms not otherwise defined herein shall have the same meaning as in the Prospectus, as that term is defined in Section 1.1 below. The term “Offered Shares” as used herein shall refer to any of the Class A shares permitted to be sold pursuant to the offering terms and conditions as set forth in the Prospectus.

The Company has entered into an investment adviser agreement, dated as of _____, 2019 (the “Investment Adviser Agreement”), with Prospect Flexible Income Management, LLC, a Delaware limited liability company registered as an investment adviser (the “Adviser”), under the Investment Advisers Act of 1940, as amended, and the rules and regulations thereunder (collectively, the “Advisers Act”). The Company has also entered into an administration agreement (the “Administration Agreement”) with Prospect Administration LLC, an affiliate of the Adviser.

The Company hereby agree with you, the Dealer Manager, as follows:

1.                Representations and Warranties of the Company.

The Company hereby represents and warrants to the Dealer Manager and each Participating Dealer with whom the Dealer Manager has entered into or will enter into a Participating Dealer Agreement (the “Participating Dealer Agreement”) in the form attached as Exhibit A to this Agreement that, as of the date hereof and at all times during the Offering Period, as that term is defined below (provided that, to the extent such representations and warranties are given only as of a specified date or dates, the Company only makes such representations and warranties as of such date or dates):

1.1.                 The Company has prepared and filed the Registration Statement with the Commission for the registration of the Offered Shares in accordance with applicable requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the applicable rules and regulations of the Commission promulgated thereunder (the “Securities Act Regulations”). As used in this Agreement, the term “Registration Statement” means such registration statement, as so amended, and

6701 Center Drive West, Suite 1450, Los Angeles CA 90045 · (310) 943-4990 fax: (310) 943-4995

any subsequent registration statement filed to continue the Offering; the term “Effective Date” means the applicable date upon which the Registration Statement, any post-effective amendment thereto, or any subsequent registration statement continuing the Offering is or was first declared effective by the Commission; the term “Prospectus” means the prospectus in the form constituting a part of the Registration Statement as well as in the form filed with the Commission pursuant to Rule 424(b) after the Registration Statement becomes effective, except that the term “Prospectus” shall also include any supplements thereto; and the term “Filing Date” means the applicable date upon which the initial Prospectus, any amendment or supplement thereto, or any subsequent registration statement is filed with the Commission. As of the date hereof, the Commission has not issued any stop order suspending the effectiveness of the Registration Statement and no proceedings for that purpose have been instituted or are pending before or threatened by the Commission under the Securities Act.

1.2.                  The Registration Statement and the Prospectus, and any further amendments or supplements thereto, will, as of the applicable Effective Date, comply in all material respects with the Securities Act and the Securities Act Regulations; the Registration Statement does not, and any amendments thereto will not, in each case as of the applicable Effective Date, contain an untrue statement of material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; provided, however, that the Company makes no warranty or representation with respect to any statement contained in the Registration Statement or the Prospectus, or any amendments or supplements thereto, made in reliance upon and in conformity with information furnished in writing to the Company by the Dealer Manager or any Participating Dealer expressly for use in the Registration Statement or the Prospectus, or any amendments or supplements thereto.

1.3.                  This Agreement, the Administration Agreement and the Investment Adviser Agreement have been duly authorized, executed and delivered by the Company.

1.4.                  The Company is a corporation duly organized and validly existing under the laws of the State of Maryland, and is in good standing with the State Department of Assessments and Taxation of Maryland, with full power and authority to conduct its business as described in the Registration Statement and the Prospectus and to enter into this Agreement and to perform the transactions contemplated hereby; this Agreement has been duly authorized, executed and delivered by the Company and is a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally, and by general equitable principles, and except to the extent that the enforceability of the indemnity and/or contribution provisions contained in Section 5 of this Agreement may be limited under applicable securities laws.

1.5.                  Each of the Company and the Adviser has qualified to do business and is in good standing in every jurisdiction in which the conduct of its business, as described in the Prospectus, requires such qualification, except where the failure to do so would not have a material adverse effect on the condition, financial or otherwise, results of operations or cash flows of the Company and the Adviser taken as a whole or would materially and adversely affect the regulatory status of the Adviser such that the Adviser would be prevented from carrying out its obligations under the Investment Adviser Agreement (a “Material Adverse Effect”).

1.6.                  The Adviser is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware with full power and authority to conduct its business as described in the Registration Statement and the Prospectus,.

TP Flexible Income Fund, Inc.

Dealer Manager Agreement

1.7.                  The Offered Shares conform in all material respects to the description of the Common Stock contained in the Registration Statement and the Prospectus. The authorized, issued and outstanding shares of Common Stock as of the date hereof are as set forth in the Prospectus under the caption “Description of Our Securities.” As of the date hereof, all the issued and outstanding shares of Common Stock of the Company are fully paid and non-assessable.

1.8.                  The Company is not in violation of its charter or its bylaws and the execution and delivery of this Agreement, the issuance, sale and delivery of the Offered Shares, the consummation of the transactions herein contemplated and compliance with the terms of this Agreement by the Company will not violate the terms of or constitute a default under: (a) its charter or bylaws; or (b) any indenture, mortgage, deed of trust, lease, or other material agreement to which the Company is a party; or (c) any law, rule or regulation applicable to the Company; or (d) any writ, injunction or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Company except, in the cases of clauses (b), (c) and (d), for such violations or defaults that, individually or in the aggregate, would not result in a Material Adverse Effect.

1.9.                   Intentionally omitted.

1.10.               Upon the commencement of the Offering, the Company will be a non-diversified, closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended, (the “Investment Company Act”), and has not withdrawn such election, and the Commission has not ordered that such election be withdrawn nor to the Company’s knowledge have proceedings to effectuate such withdrawal been initiated or threatened by the Commission.

1.11.                The terms of the Investment Adviser Agreement, including compensation terms, comply in all material respects with all applicable provisions of the Investment Company Act and the Advisers Act.

1.12.               The approval of the Investment Adviser Agreement by each of the board of directors and the stockholders of the Company has been made in accordance with the requirements of Section 15 of the Investment Company Act applicable to companies that have elected to be regulated as BDCs under the Investment Company Act.

1.13.                Except as disclosed in the Registration Statement and the Prospectus, (i) no person is serving or acting as an officer, director or investment adviser of the Company, except in accordance with the provisions of the Investment Company Act and the Advisers Act and the applicable published rules and regulations thereunder, and (ii) to the knowledge of the Company, no director of the Company is an “affiliated person” (as defined in the Investment Company Act) of the Dealer Manager.

1.14.               The Company’s current business operations and investments and contemplated business operations and investments are in compliance in all material respects with the provisions of the Investment Company Act and the rules and regulations thereunder applicable to BDCs, except as will not result, singly or in the aggregate, in a material adverse effect on the Company.

1.15.               The provisions of the corporate charter and bylaws of the Company and the investment objectives, policies and restrictions described in the Prospectus are not inconsistent with the requirements of the Investment Company Act and the rules and regulations thereunder applicable

TP Flexible Income Fund, Inc.

Dealer Manager Agreement

to a BDC.

1.16.                No consent, approval, authorization or other order of any governmental authority is required in connection with the execution or delivery by the Company of this Agreement or the issuance and sale by the Company of the Offered Shares, except (a) registration of the Offered Shares under the Securities Act; (b) election to be regulated as a BDC under the Investment Company Act; (c) the Adviser’s registration under the Advisers Act; (d) any necessary qualification under the securities or blue sky laws of the jurisdictions in which the Offered Shares are being offered by the Dealer Manager and the Participating Dealers; and (e) under the conduct rules set forth in the Financial Industry Regulatory Authority (“FINRA”) rulebook (the “FINRA Rules”).

1.17.               There are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened against either the Company or the Adviser at law or in equity or before or by any federal or state commission, regulatory body or administrative agency or other governmental body, domestic or foreign, which would have a Material Adverse Effect.

1.18.               The issuance and sale of the Offered Shares have been duly authorized by the Company, and, when issued and duly delivered against payment therefor as contemplated by this Agreement, will be validly issued, fully paid and non-assessable, free and clear of any pledge, lien, encumbrance, security interest or other claim, and the issuance and sale of the Offered Shares by the Company are not subject to preemptive or other similar rights arising by operation of law, under the charter or bylaws of the Company or under any agreement to which the Company is a party or otherwise.

1.19.               The financial statements of the Company included in the Registration Statement and the Prospectus, together with the related notes, present fairly the financial position of the Company, as of the date specified, in conformity with generally accepted accounting principles applied on a consistent basis and in conformity with Regulation S-X of the Commission. No additional financial statements are required to be included in the Registration Statement or the Prospectus.

1.20.                 Intentionally omitted.

1.21.                Since the respective dates as of which information is given in the Registration Statement and the Prospectus or any amendments or supplements thereto, there has not been any event or development which could reasonably be seen as having a Material Adverse Effect.

1.22.                There are no contracts or other documents required by the Securities Act or the Securities Act Regulations to be described in or incorporated by reference into the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement which have not been accurately described in all material respects in the Prospectus or incorporated or filed as required. The agreements to which the Company is a party which are described in the Registration Statement and the Prospectus are valid and enforceable in all material respects by the Company except as enforceability may be limited by bankruptcy, reorganization, moratorium or similar laws affecting the enforceability of creditors’ rights generally and rules of law governing specific performance, injunctive relief and other equitable remedies, and, to the best of the Company’s knowledge, no party thereto is in breach or default under any of such agreements except where such breach or default would not have a Material Adverse Effect.

1.23.               The Company has, and, to the knowledge of the Company, all of the Company’s directors or officers in their capacities as such have, complied in all material respects with

TP Flexible Income Fund, Inc.

 Dealer Manager Agreement

any applicable provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith.

1.24.                Neither the Company nor, to the knowledge of the Company, any director, officer, employee or affiliate of the Company is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.

1.25.                The Company has implemented and maintains controls and other procedures that are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms and is accumulated and communicated to the Company’s management, including its chief executive officer and chief financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure; and the Company will make and keep books, records and accounts which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the Company; and the Company has implemented and maintains a system of internal accounting controls sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and, to the Company’s knowledge, neither the Company nor the Adviser, nor any employee or agent thereof, has made any payment of funds of the Company or the Adviser, as the case may be, or received or retained any funds, and no funds of the Company have been set aside to be used for any payment, in each case in material violation of any law, rule or regulation applicable to the Company or the Adviser.

1.26.                No relationship, direct or indirect, exists between or among the Company on the one hand, and the directors, officers, security holders of the Company, the Adviser, or their respective affiliates, on the other hand, which is required to be described in the Prospectus and which is not so described.

2.                Covenants of the Company.

The Company covenants and agrees with the Dealer Manager that:

2.1.                  The Company will: (a) use commercially reasonable efforts to cause the Registration Statement and any subsequent amendments thereto to become effective as promptly as possible; (b) promptly advise the Dealer Manager (i) of the time and date of any filing of any post-effective amendment to the Registration Statement or any amendment or supplement to the Prospectus and (ii) of the time and date that any post-effective amendment to the Registration Statement becomes effective; (c) timely file every amendment or supplement to the Registration Statement or the Prospectus that may be required by the Commission or under the Securities Act; and (d) if at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, it will promptly notify the Dealer Manager and, to the extent the Company determines such action is in the best interest of the Company, use its commercially reasonable efforts

TP Flexible Income Fund, Inc.

 Dealer Manager Agreement

to obtain the lifting of such order at the earliest possible time.

2.2.                  In addition to and apart from the Prospectus, the Company intends to furnish to all appropriate regulatory agencies and use printed sales literature or other materials in connection with the Offering prepared by the Company, the Adviser or the Dealer Manager, which materials are generally described in the Prospectus. Such printed sales literature or other materials prepared by the Company, the Adviser or the Dealer Manager, provided that the use of said sales literature and other materials has been approved for use by the Company in writing and all appropriate regulatory agencies, are referred to hereinafter as the “Authorized Sales Materials.” In the event that the Company uses printed materials in connection with the Offering prepared by the Company, the Adviser or the Dealer Manager, intended for “broker-dealer use only,” the Dealer Manager shall use such “broker-dealer use only” materials in accordance with Section 4.3 below.

2.3.                  The Company will, at no expense to the Dealer Manager, furnish the Dealer Manager with such number of printed copies of the Registration Statement, including all amendments and exhibits thereto, as the Dealer Manager may reasonably request. The Company will similarly furnish to the Dealer Manager and Participating Dealers designated by the Dealer Manager as many copies as the Dealer Manager may reasonably request in connection with the Offering of the Offered Shares of: (a) the Prospectus in preliminary and final form and every form of supplement to or post-effective amendment to the Prospectus; and (b) the Authorized Sales Materials.

2.4.                  The Company will use its commercially reasonable efforts to qualify the Offered Shares for offering and sale under, or to establish the exemption of the offering and sale of the Offered Shares from qualification or registration under, the applicable state securities or “blue sky” laws of each jurisdiction in which the Company and the Dealer Manager have agreed (the “Qualified Jurisdictions”) and to maintain such qualifications or exemptions in effect throughout the Offering. In connection therewith, the Company will prepare and file all such reports as may be required by the securities regulatory authorities in the Qualified Jurisdictions in which the Offered Shares have been sold, provided that the Dealer Manager shall have provided the Company with any information required for such filings or reports that is in the Dealer Manager’s possession. The Company will notify the Dealer Manager promptly following each date of: (a) the effectiveness of qualification or exemption of Offered Shares in any additional jurisdiction in which the offering and sale of Offered Shares has been authorized by appropriate state regulatory authorities; and (b) a change in the status of the qualification or exemption of the Offered Shares in any jurisdiction in any respect. The Company will file and obtain clearance of the Authorized Sales Materials to the extent required by applicable state securities laws. The Company will furnish to the Dealer Manager a copy of such papers filed by the Company in connection with any such qualification.

2.5.                  If at any time when a Prospectus is required to be delivered under the Securities Act any event occurs as a result of which, in the opinion of the Company, the Prospectus would include an untrue statement of a material fact or omits to state any material fact necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, the Company will promptly notify the Dealer Manager thereof (unless the information shall have been received from the Dealer Manager) and the Dealer Manager and the Participating Dealers shall suspend the offering and sale of the Offered Shares in accordance with Section 4.3 hereof until such time as the Company, in its sole discretion (a) instructs the Dealer Manager to resume the offering and sale of the Offered Shares, and (b) has prepared any required supplement to or post-effective amendment to the Prospectus as shall be necessary to correct such statement or omission and to comply with the requirements of Section 10 of the Securities Act.

TP Flexible Income Fund, Inc.

 Dealer Manager Agreement

2.6.                  The Company will apply the proceeds from the sale of the Offered Shares as stated in the Prospectus.

2.7.                  The Company will engage and maintain, at its expense, a registrar and transfer agent for the Offered Shares.

2.8.                  The Company will use its commercially reasonable efforts to maintain its status as a BDC under the Investment Company Act; provided, however, the Company may cease to be, or withdraw its election to be regulated as a BDC under the Investment Company Act, with the approval of its board of directors and a vote of its stockholders as required by Section 58 of the Investment Company Act, or a successor provision.

2.9.                  The Company will operate in a manner so as to enable the Company to qualify as a regulated investment company under the Code for each taxable year during which it elects to be regulated as a BDC under the Investment Company Act; provided, however, that at the discretion of the Company’s board of directors, it may elect to not be so regulated.

3.                Payment of Expenses and Fees.

3.1.                  The Company agrees to pay all costs and expenses incident to the Offering, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, including expenses, fees and taxes in connection with: (a) the registration fee, the preparation and filing of the Registration Statement (including without limitation financial statements, exhibits, schedules and consents), the Prospectus, and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Dealer Manager and to Participating Dealers (including costs of mailing and shipment); (b) the preparation, issuance and delivery of certificates, if any, for the Offered Shares, including any stock or other transfer taxes or duties payable upon the sale of the Offered Shares; (c) all fees and expenses of the Company’s legal counsel and the independent registered public accounting firm; (d) the qualification of the Offered Shares for offering and sale under state laws in the states, including the Qualified Jurisdictions, that the Company shall designate as appropriate and the determination of their eligibility for investment under state law as aforesaid and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Dealer Manager; (e) filing for review by FINRA of all necessary documents and information relating to the Offering and the Offered Shares (including the reasonable legal fees and filing fees and other disbursements of counsel relating thereto); (f) the fees and expenses of any transfer agent or registrar for the Offered Shares and miscellaneous expenses referred to in the Registration Statement; (g) all costs and expenses incident to the travel and accommodation of the Company’s employees in making road show presentations with respect to the offering of the Offered Shares; and (h) the performance of the Company’s other obligations hereunder.

3.2.                  In addition, the Company shall reimburse the Dealer Manager for actual bona fide due diligence expenses incurred by the Dealer Manager or any Participating Dealer in an aggregate amount that is reasonable in relation to the gross proceeds raised from the sale of the Offered Shares. Such due diligence expenses may include travel, lodging, meals and other reasonable out-of-pocket expenses incurred by the Dealer Manager or any Participating Dealer and their personnel when visiting the Company’s offices to verify information relating to the Company. The Dealer Manager or any Participating Dealer shall provide to the Company a detailed and itemized invoice for any such due diligence expenses.

TP Flexible Income Fund, Inc.

Dealer Manager Agreement

3.3.                  The Dealer Manager shall prepare a detailed budget (the “O&O Budget”) of the organizational and offering expenses to be borne by the Company covering each fiscal year at least sixty (60) days prior to the start of such fiscal year. The initial O&O Budget for the 2019 fiscal year is set forth on Exhibit B hereto. An O&O Budget for each subsequent fiscal year shall be submitted by the Dealer Manager to the Company at least sixty (60) days prior to the start of each such subsequent fiscal year. Such subsequent O&O Budgets shall not become effective until approved in writing by the Company.

4.                Obligations and Compensation of Dealer Manager.

The Dealer Manager hereby represents and warrants to, and covenants and agrees with the Company (provided that, to the extent representations and warranties of the Company are given only as of a specified date or dates, the Dealer Manager only makes such representations and warranties as of such date or dates) as follows:

4.1.                  The Company hereby appoints the Dealer Manager as its exclusive agent and distributor during the period commencing with the date hereof and ending on the termination date of the Offering (the “Termination Date”) described in the Prospectus (the “Offering Period”) to solicit and to cause Participating Dealers to solicit subscriptions for the Offered Shares at the subscription price to be paid in accordance with, and otherwise upon the other terms and conditions set forth in, the Prospectus and the Subscription Agreement, and the Dealer Manager agrees to use its best efforts to procure subscribers for the Offered Shares during the Offering Period. The Offered Shares offered and sold through the Dealer Manager under this Agreement shall be offered and sold only by the Dealer Manager and, at the Dealer Manager’s sole option, by any Participating Dealers whom the Dealer Manager may retain, each of which shall be members of FINRA in good standing, pursuant to an executed Participating Dealer Agreement with such Participating Dealer. The Dealer Manager hereby accepts such agency and distributorship and agrees to use its best efforts to sell the Offered Shares on said terms and conditions. The Dealer Manager represents to the Company that (i) it is a member of FINRA in good standing, (ii) it and its employees and representatives have all required licenses and registrations to act under this Agreement, and (iii) it has established and implemented anti-money laundering compliance programs in accordance with applicable law, including applicable FINRA rules, Commission rules and regulations (“Commission Rules”) and the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (USA PATRIOT Act) of 2001, as amended by the USA Patriot Improvement and Reauthorization Act of 2005 (the “USA PATRIOT Act”), specifically including, but not limited to, Section 352 of the International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001 (the “Money Laundering Abatement Act” and together with the USA PATRIOT Act, the “AML Rules”) reasonably expected to detect and cause the reporting of suspicious transactions in connection with the offering and sale of the Offered Shares. In addition, the Dealer Manager represents that it has established and implemented a program for compliance with Executive Order 13224 and all regulations and programs administered by the Treasury Department’s Office of foreign Assets Control regulations and programs administered by the Treasury Department’s Office of Foreign Assets Control (“OFAC Program”) and will continue to maintain its OFAC Program during the term of this Agreement.

The Dealer Manager further represents that it is currently in compliance with all AML Rules and OFAC requirements, specifically including, but not limited to, the Customer Identification Program requirements under Section 326 of the USA PATRIOT Act, and the Dealer Manager hereby

TP Flexible Income Fund, Inc.

 Dealer Manager Agreement

agrees, upon request of the Company, to provide an annual certification to the Company that, as of the date of such certification (i) its AML Program and its OFAC Program are consistent with the AML Rules and OFAC requirements, (ii) it has continued to implement its AML Program and its OFAC Program, and (iii) it is currently in compliance with all AML Rules and OFAC requirements, specifically including, but not limited to, the Customer Identification Program requirements under Section 326 of the USA PATRIOT Act.

4.2.                  With respect to its participation and the participation by each Participating Dealer in the offer and sale of the Offered Shares (including, without limitation any resales and transfers of Offered Shares), the Dealer Manager agrees, and, by virtue of entering into the Participating Dealer Agreement, each Participating Dealer shall have agreed, to comply and shall comply with any applicable requirements of the Securities Act, the Exchange Act, the rules promulgated under each, the applicable state securities or blue sky laws, and FINRA Rules, specifically including, but not in any way limited to, current FINRA Rules 2340 and 5140 and current NASD Rule 2420, therein. The Dealer Manager agrees, and each Participating Dealer shall have agreed, to comply and shall comply with any applicable requirements with respect to its and each Participating Dealer’s participation in any resales or transfers of the Offered Shares. In addition, the Dealer Manager agrees, and each Participating Dealer shall have agreed, that should it or they assist with the resale or transfer of the Offered Shares, it and each Participating Dealer will fully comply with all applicable FINRA or Commission Rules or any other applicable Federal or state laws.

4.3.                  The Dealer Manager shall cause the Offered Shares to be offered and sold only in the Qualified Jurisdictions, and in such additional jurisdictions as may be added thereto in which the offering and sale of Offered Shares has been authorized by appropriate state regulatory authorities. No Offered Shares shall be offered or sold for the account of the Company in any other states. The Dealer Manager shall use and distribute in conjunction with the offer and sale of any Offered Shares only the Prospectus and the Authorized Sales Materials. The Authorized Sales Materials may only be furnished to prospective investors if accompanied or preceded by the Prospectus, as defined by Section 1.1 of this Agreement. The Dealer Manager represents and warrants to the Company that it will not use any sales literature not authorized and approved by the Company or use any “broker-dealer use only” materials with members of the public in connection with offers or sales or the Offered Shares. The Dealer Manager agrees, and will cause the Participating Dealers to each agree, to suspend or terminate offering and sale of the Offered Shares upon request of the Company at any time and to resume offering and sale of the Offered Shares upon subsequent request of the Company.

4.4.                  In consideration for the services rendered by the Dealer Manager, the Company agrees that it will pay to the Dealer Manager in connection with the sale of the Offered Shares:

(a)         a dealer manager fee in the amount of 3.0% of the gross proceeds from the sale of the Offered Shares (the “Dealer Manager Fee”), which may be re-allowed to Participating Dealers (as described more fully in the Participating Dealer Agreement entered into with such Participating Dealer), which reallowance, if any, shall be determined by the Dealer Manager in its discretion based on factors including, but not limited to, the number of shares sold by such Participating Dealer, the assistance of such Participating Dealer in marketing the Offering and due diligence expenses incurred, and the extent to which similar fees are reallowed to selected broker-dealers in similar offerings being conducted during the Offering Period; provided,

TP Flexible Income Fund, Inc.

 Dealer Manager Agreement

however, that no Dealer Manager Fee shall be payable in respect of the purchase of Offered Shares by an officer, director or employee of the Company, the Adviser or their respective affiliates; and

(b)        subject to volume discounts and other special circumstances described in or otherwise provided in the “Plan of Distribution” section of the Prospectus, selling commissions in the amount of 3.0% of the gross proceeds of the Offered Shares sold, which commissions may be reallowed in whole or in part to the Participating Dealer who sold the Offered Shares giving rise to such commissions, as described more fully in the Participating Dealer Agreement entered into with such Participating Dealer; provided, however, that no commissions described in this clause (b) shall be payable in respect of the purchase of Offered Shares: (i) through an investment advisory representative affiliated with a Participating Dealer who is paid on a fee-for-service basis by the investor; (ii) by a Participating Dealer (or such Participating Dealer’s registered representative), in its individual capacity, or by a retirement plan of such Participating Dealer (or such Participating Dealer’s registered representative), or (iii) by an officer, director or employee of the Company, the Adviser or their respective affiliates.

4.5.                  Reserved.

4.6.                  Pursuant to the rules of FINRA, the maximum compensation paid to the Dealer Manager or to members of FINRA participating in this Offering shall not exceed 10% of the gross proceeds from the sale of the Offered Shares. The Company will not be liable or responsible to any Participating Dealer for direct payment of commissions or the Dealer Manager Fee to such Participating Dealer, it being the sole and exclusive responsibility of the Dealer Manager for payment of commissions or the Dealer Manager Fee to Participating Dealers. Notwithstanding the above, the Company, in its sole discretion may act as agent of the Dealer Manager by making direct payment of commissions or the Dealer Manager Fee to such Participating Dealers without incurring any liability therefor. The Dealer Manager Fee and all selling commissions payable to the Dealer Manager with respect to any Offered Shares sold will be paid or offered substantially concurrently with the acceptance of subscribers for such Offered Shares as stockholders by the Company.

4.7.                  The Dealer Manager represents and warrants to the Company, the Adviser and each person that signs the Registration Statement that the information regarding the Offering in the Prospectus and all other information furnished to the Company by the Dealer Manager in writing expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus, or any amendment or supplement thereto, does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

5.                Indemnification.

5.1.                  For the purposes of this Section 5, an entity’s “Indemnified Members” shall include such entity’s officers, directors, employees, members, partners, agents and representatives and each person, if any, who controls such entity within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act.

5.2.                  The Company will indemnify and hold harmless the Dealer Manager, and Participating Dealers, and their respective Indemnified Members, against any losses, claims, damages or liabilities, joint or several, to which such Dealer Manager, Participating Dealer and their Indemnified Members may become subject, under Securities Act or the Exchange Act, or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are

TP Flexible Income Fund, Inc.

 Dealer Manager Agreement

based upon an untrue statement or alleged untrue statement of a material fact contained in (a) the Registration Statement or any post-effective amendment thereto or in the Prospectus or any amendment or supplement thereto; (b) any Authorized Sales Materials or (c) any blue sky application or other document executed by the Company or on its behalf specifically for the purpose of qualifying any or all of the Offered Shares for sale under the securities laws of any jurisdiction or based upon written information furnished by the Company or the Adviser under the securities laws thereof (any such application, document or information being hereinafter called a “Blue Sky Application”), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Dealer Manager, Participating Dealer and their Indemnified Members for any legal or other expenses reasonably incurred by such Dealer Manager, Participating Dealer and their Indemnified Members in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in (a) the Registration Statement or any post-effective amendment thereto or in the Prospectus or any amendment or supplement thereto; (b) any Authorized Sales Materials or (c) any Blue Sky Application, in reliance upon and in conformity with written information furnished to the Company by any Dealer Manager, Participating Dealer and their Indemnified Members expressly for use therein.

5.3.                  Reserved.

5.4.                  The Dealer Manager will indemnify and hold harmless the Company and its officers, directors (including any person named in the Registration Statement with his consent to become a director) and each person or firm which has signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, and the Participating Dealers against any losses, claims, damages or liabilities to which any of the aforesaid parties may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (a) an untrue statement or alleged untrue statement of a material fact concerning the Dealer Manager contained(i) in the Registration Statement or any post-effective amendment thereto or in the Prospectus or any amendment or supplement thereto; (ii) in any Authorized Sales Materials or (iii) in any Blue Sky Application, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission concerns the Dealer Manager and was made in (i) the Registration Statement or any post-effective amendment thereto or in the Prospectus or any amendment or supplement thereto; (ii) any Authorized Sales Materials or (iii) in any Blue Sky Application, in reliance upon and in conformity with written information furnished to the Company by such Dealer Manager and its Indemnified Members expressly for use therein; (b) any use of sales literature by the Dealer Manager not authorized or approved by the Company or use of “broker-dealer use only” materials with members of the public concerning the Offered Shares by the Dealer Manager or Dealer Manager’s representatives or agents; (c) any untrue statement made by such Dealer Manager or its representatives or agents or omission to state a fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading in connection with the offer and sale of the Offered Shares; (d) any failure of the Dealer Manager to comply with Section 14 of this agreement and compliance and record keeping requirements of the Exchange Act, or any other limitations of the offerings or suitability standards or privacy requirements as required by any law, rule or regulation; (e) any failure of the Dealer Manager to

TP Flexible Income Fund, Inc.

 Dealer Manager Agreement

comply with applicable laws governing money laundry abatement and anti-terrorist financing efforts, including applicable FINRA Rules, Commission Rules and the USA PATRIOT Act, or (f) any other failure by the Dealer Manager to comply with applicable FINRA or Commission Rules or any other applicable Federal or state laws. The Dealer Manager will reimburse the aforesaid parties in connection with investigation or defense of such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability which the Dealer Manager may otherwise have; and will reimburse the aforesaid parties for any legal or other expenses reasonably incurred by such party in connection with investigating or defending any such action or claim as such expenses are incurred.

5.5.                  Each Participating Dealer severally will indemnify and hold harmless the Company, the Dealer Manager and each of their officers and directors (including any persons named in any of the Registration Statements with his consent to become a director), each person who has signed the Registration Statement and each person, if any, who controls the Company or the Dealer Manager within the meaning of Section 15 of the Securities Act against any losses, claims, damages or liabilities to which it may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (a) an untrue statement or alleged untrue statement of a material fact contained in (i) the Registration Statement or any post-effective amendment thereto or in the Prospectus or any amendment or supplement thereto; (ii) any Authorized Sales Materials or (iii) any Blue Sky Application, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in (i) the Registration Statement or any post-effective amendment thereto or in the Prospectus or any amendment or supplement thereto; (ii) any Authorized Sales Materials or (iii) any Blue Sky Application, in reliance upon and in conformity with written information furnished to the Company by such Participating Dealer and their Indemnified Members expressly for use therein; (b) any use of sales literature by the Participating Dealer not authorized or approved by the Company or use of “broker-dealer use only” materials with members of the public concerning the Offered Shares by such Participating Dealer or Participating Dealer’s representatives or agents; (c) any untrue statement made by such Participating Dealer or its representatives or agents or omission to state a fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading in connection with the offer and sale of the Offered Shares; (d) any failure by the Participating Dealer to comply with Section VIII or Section IX or any other material violation of the Participating Dealer Agreement; (e) any failure of the Participating Dealer to comply with Section VII of the Participating Dealer Agreement or any other applicable laws governing money laundry abatement and anti-terrorist financing efforts, including applicable FINRA Rules, Commission Rules and the USA PATRIOT Act; or (f) any other failure by the Participating Dealer to comply with applicable FINRA or Commission Rules or any other applicable Federal or state laws. Each Participating Dealer will reimburse the aforesaid parties in connection with investigation or defense of such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability which the Participating Dealer may otherwise have; and will reimburse the aforesaid parties for any legal or other expenses reasonably incurred by such party in connection with investigating or defending any such action or claim as such expenses are incurred.

5.6.                  Promptly after receipt by an indemnified party under subsection 5.1, 5.2, 5.3, 5.4, or 5.5 above of notice of the commencement of any action, such indemnified party shall, if a

TP Flexible Income Fund, Inc.

 Dealer Manager Agreement

claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

5.7.                  The obligations of the Company under this Section 5 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Dealer Manager, Participating Dealer and their Indemnified Members within the meaning of the Securities Act or the Exchange Act and each broker-dealer affiliate of any Dealer Manager, Participating Dealer and their Indemnified Members; and the obligations of the Dealer Manager, Participating Dealer and their Indemnified Members under this Section 5 shall be in addition to any liability which the respective Dealer Manager, Participating Dealer and their Indemnified Members may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company) and to each person, if any, who controls the Company, the Adviser and the Administrator within the meaning of the Securities Act or the Exchange Act. No party shall be entitled to indemnification under this Section 5 if such indemnification of such party would violate Section 17(i) of the Investment Company Act.

6.                Survival of Provisions.

The respective agreements, representations and warranties of the Company, the Adviser, and the Dealer Manager set forth in this Agreement shall remain operative and in full force and effect until the Termination Date regardless of: (a) any investigation made by or on behalf of the Dealer Manager or any Participating Dealer or any person controlling the Dealer Manager or any Participating Dealer or by or on behalf of the Company, the Adviser or any person controlling the Company; and (b) the delivery of any Offered Shares and payment therefor. Following the termination of this Agreement, this Agreement will become void and there will be no liability of any party to any other party hereto, except for obligations under Sections 5, 6, 7, 9, 10, 11, and 15, all of which will survive the termination of this Agreement and any Participation Dealer Agreement.

TP Flexible Income Fund, Inc.

 Dealer Manager Agreement

7.                Applicable Law; Venue

7.1.                  This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement, directly or indirectly, shall be governed by the laws of the State of [New York], without regard to the conflicts of laws principles and rules thereof, to the extent such principles would require or permit the application of the laws of another jurisdiction.

7.2.                  Each of the Company and the Dealer Manager irrevocably: (a) agrees that all judicial proceedings brought by any party with respect to this Agreement or the transactions contemplated hereby may be brought solely in the state or federal courts located in [Los Angeles County, California]; (b) accepts, consents and submits to, generally and unconditionally, such exclusive jurisdiction and venue and waives any objection it may have to the courts of such jurisdiction or the inconvenience of such forums or venues; and (c) agrees to be bound by any final judgment rendered by the courts of such jurisdiction in connection with this Agreement from which no appeal has been taken or is available.

7.3.                  Service of Process. Each party irrevocably agrees that all service of process in any proceedings under this agreement in any forum may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party at its address set forth in below in Section 15, such service being acknowledged by each party to be effective and binding service in every respect. Nothing herein shall be deemed to affect any right to serve any such demand, notice or process in any other manner permitted under applicable law.

8.                Counterparts.

This Agreement may be executed in any number of counterparts. Each counterpart, when executed and delivered, shall be an original contract, but all counterparts, when taken together, shall constitute one and the same Agreement.

9.                Entire Agreement.

This Agreement and the Exhibits attached hereto constitute the entire agreement among the parties and supersede any prior understanding, whether written or oral, prior to the date hereof with respect to the Offering.

10.             Successors and Amendment.

10.1.               This Agreement shall inure to the benefit of and be binding upon the Dealer Manager and the Company and their respective successors and permitted assigns and shall inure to the benefit of the Participating Dealers to the extent set forth in Sections 1 and 5 hereof. Nothing in this Agreement is intended or shall be construed to give to any other person any right, remedy or claim, except as otherwise specifically provided herein.

10.2.               This Agreement may be amended only by the written agreement of the Dealer Manager and the Company.

10.3.               Neither the Company nor the Dealer Manager may assign or transfer any of such party’s rights or obligations under this Agreement without the prior written consent of the Dealer Manager, on the one hand, or the Company, on the other hand.

TP Flexible Income Fund, Inc.

 Dealer Manager Agreement

11.             Term and Termination.

11.1.               This Agreement shall become effective on the Effective Date and may be terminated by the Dealer Manager, on the one hand, or the Company on the other, in the event that (a) the Company, on the one hand, or the Dealer Manager, on the other, shall have materially failed to comply with any of the material provisions of this Agreement; or (b) the Company, on the one hand, or the Dealer Manager, on the other, materially breaches any of its representations and warranties contained in this Agreement and, in the case of the Company, such breach or breaches, individually or in the aggregate, would have a Material Adverse Effect; provided, however, that no party may terminate this Agreement under this sentence unless such failure(s) or breach(es) under clause (a) or (b) above is or are not cured within thirty (30) days after such party has delivered notice of intent to terminate under this Section 11.1. In any case, this Agreement shall expire at the close of business on the Termination Date.

11.2.              The Dealer Manager, upon the expiration or termination of this Agreement, shall (i) promptly deposit any and all funds, if any, in its possession which were received from investors for the sale of Offered Shares into the appropriate account, (ii) promptly deliver to the Company all records and documents in its possession which relate to the Offering and are not designated as dealer copies, (iii) provide a list of all purchasers and broker-dealers with whom the Dealer Manager has initiated oral or written discussions regarding the Offering, and (iv) notify Participating Dealers of such termination. The Dealer Manager, at its sole expense, may make and retain copies of all such records and documents, but shall keep all such information confidential. The Dealer Manager shall use its best efforts to cooperate with the Company to accomplish an orderly transfer of management of the Offering to a party designated by the Company.

11.3.               Upon expiration or termination of this Agreement, the Company shall pay to the Dealer Manager all compensation to which the Dealer Manager is or becomes entitled under Section 4 at such time as such compensation becomes payable.

12.                  Confirmation. The Company hereby agrees and assumes, or will arrange for a party designated by it, to assume the duty to confirm, on its behalf and on behalf of Participating Dealers, all orders for purchase of Offered Shares accepted by the Company. Such confirmations will comply with the rules of the Commission and FINRA, and will comply with applicable laws of such other jurisdictions to the extent the Company is advised of such laws in writing by the Dealer Manager.

13.             Submission of Orders.

13.1.               Each person desiring to purchase Offered Shares in the Offering will be required to complete and execute a Subscription Agreement in the form attached as an Appendix to the Prospectus and to deliver to the Participating Dealer or Dealer Manager, as the case may be (the “Processing Broker-Dealer”), such completed Subscription Agreement, together with a check, draft, wire or money order (hereinafter referred to as a “Subscription Payment”) for the purchase price of the Offered Shares, subject to any discount that may apply based upon the volume of Offered Shares purchased pursuant to the schedule of discounts and procedures specified in the Prospectus. Persons who purchase Offered Shares shall make their checks payable to “TP Flexible Income Fund, Inc.”

The Company will sell the Offered Shares on a continuous basis at prices and in accordance with the offering terms and conditions set forth in the Prospectus, subject to any adjustment to ensure that Offered Shares are not sold at a price, after deduction of selling

TP Flexible Income Fund, Inc.

Dealer Manager Agreement

commissions and the Dealer Manager Fee, that is below net asset value per Offered Share. Each person desiring to purchase Offered Shares in the Offering must submit subscriptions for a certain dollar amount, rather than a number of Offered Shares and, as a result, may receive fractional Offered Shares. There shall be a minimum initial purchase by any one purchaser of $5,000 in Offered Shares (except as otherwise indicated in the Prospectus, or in any letter or memorandum from the Company to the Dealer Manager). Minimum subsequent purchases of Offered Shares shall be $500 per transaction. Persons who purchase Offered Shares shall make their checks payable to “TP Flexible Income Fund, Inc.”

The Processing Broker-Dealer receiving a Subscription Agreement and Subscription Payment not conforming to the foregoing instructions shall return such Subscription Agreement and Subscription Payment directly to such subscriber not later than the end of five business days following receipt by the Processing Broker-Dealer of such materials. Subscription Agreements and Subscription Payments received by the Processing Broker-Dealer which conform to the foregoing instructions shall be transmitted for deposit pursuant to one of the methods described in this Section 13.

13.2.               If the Processing Broker-Dealer conducts its internal supervisory review at the same location at which Subscription Agreements and Subscription Payments are received from subscribers, then, by noon of the next business day following receipt by the Processing Broker-Dealer, the Processing Broker-Dealer will transmit the Subscription Agreements and Subscription Payment for deposit to the Company or its designated agent.

13.3.               If the Processing Broker-Dealer conducts its internal supervisory review at a different location (the “Final Review Office”), Subscription Agreements and Subscription Payments will be transmitted by the Processing Broker-Dealer to the Final Review Office by noon of the next business day following receipt by the Processing Broker-Dealer. The Final Review Office will in turn by noon of the next business day following receipt by the Final Review Office, transmit such Subscription Agreements and Subscription Payment for deposit to the Company or its designated agent.

Notwithstanding the foregoing, with respect to any Offered Shares to be purchased by a custodial account, the Processing Broker-Dealer shall cause the custodian of such account to deliver a completed Subscription Agreement and Subscription Payment for such account directly for deposit to the Company. The Processing Broker-Dealer shall furnish to the Company with each delivery of Subscription Payments a list of the subscribers showing the name, address, tax identification number, state of residence, amount of Offered Shares subscribed for, and the amount of money paid.

The Dealer Manager and the Participating Dealers understand and acknowledge that the Company reserves the unconditional right to reject any order for any reason.

14.             Suitability of Investors; Compliance with Privacy Laws.

14.1.               The Dealer Manager will offer Offered Shares, and in its agreements with Participating Dealers will require that the Participating Dealers offer Offered Shares, only to those persons who meet the suitability standards set forth in the Prospectus or in any suitability letter or memorandum sent by the Company and will only make offers to persons in the jurisdictions in which it is advised in writing that the Offered Shares are qualified for sale or that such qualification is not required. Notwithstanding the qualification of the Offered Shares for sale in any respective jurisdiction (or the exemption therefrom), the Dealer Manager represents, warrants and covenants that

TP Flexible Income Fund, Inc.

Dealer Manager Agreement

it will not offer Offered Shares and will not permit any of its registered representatives to offer Offered Shares in any jurisdiction unless both the Dealer Manager and such registered representative are duly licensed to transact securities business in such jurisdiction. In offering Offered Shares, Dealer Manager will comply, and in its agreements with Participating Dealers the Dealer Manager will require that the Participating Dealers comply, with the provisions of FINRA Rules, as well as all other applicable rules and regulations relating to suitability of investors.

The Dealer Manager further represents, warrants and covenants that neither the Dealer Manager, nor any person associated with the Dealer Manager, shall offer or sell Offered Shares in any jurisdiction except to investors who satisfy the investor suitability standards and minimum investment requirements under the most restrictive of the following: (1) applicable provisions described in the Prospectus, including minimum income and net worth standards; (2) applicable laws of the jurisdiction of which such investor is a resident; or (3) applicable FINRA Rules. The Dealer Manager agrees to ensure that, in recommending the purchase, sale or exchange of Offered Shares to an investor, the Dealer Manager, or a person associated with the Dealer Manager, shall have reasonable grounds to believe, on the basis of information obtained from the investor (and thereafter maintained in the manner and for the period required by the Commission, any state securities commission, FINRA or the Company) concerning his age, investment objectives, other investments, financial situation and needs, and any other information known to the Dealer Manager, or person associated with the Dealer Manager, that (A) the investor can reasonably benefit from an investment in the Offered Shares based on the investor’s overall investment objectives and portfolio structure, (B) the investor is able to bear the economic risk of the investment based on the investor’s overall financial situation, and (C) the investor has an apparent understanding of (i) the fundamental risks of the investment, (ii) the risk that the investor may lose his entire investment in the Offered Shares, (iii) the lack of liquidity of the Offered Shares, (iv) the restrictions on transferability of the Offered Shares, (v) the background and qualifications of the Company’s sponsor or the persons responsible for directing and managing the Company, and (vi) the tax consequences of an investment in the Offered Shares. The Dealer Manager further represents, warrants and covenants that the Dealer Manager, or a person associated with the Dealer Manager, will make every reasonable effort to determine the suitability and appropriateness of an investment in Offered Shares of each proposed investor by reviewing documents and records disclosing the basis upon which the determination as to suitability was reached as to each purchaser of Offered Shares pursuant to a subscription solicited by the Dealer Manager, whether such documents and records relate to accounts which have been closed, accounts which are currently maintained, or accounts hereafter established. The Dealer Manager agrees to retain such documents and records in the Dealer Manager’s records for a period of six years from the date of the applicable sale of Offered Shares and to make such documents and records available to (i) the Company upon request, and (ii) representatives of the Commission, FINRA and applicable state securities administrators upon the Dealer Manager’s receipt of an appropriate document subpoena or other appropriate request for documents from any such agency. The Dealer Manager shall not purchase any Offered Shares for a discretionary account without obtaining the prior written approval of the Dealer Manager’s customer and his or her signature on a Subscription Agreement.

14.2.               The Dealer Manager agrees, and in its agreements with Participating Dealers the Dealer Manager will require that the Participating Dealers to agree, (a) to abide by and comply with (i) the privacy standards and requirements of the Gramm-Leach-Bliley Act of 1999 (“GLB Act”) and Regulation S-P, (ii) the privacy standards and requirements of any other applicable Federal or state law, and (iii) its own internal privacy policies and procedures, each as may be amended from time to time; (b) to refrain from the use or disclosure of nonpublic personal information (as defined under the GLB Act) of all customers who have opted out of such disclosures except as necessary to

TP Flexible Income Fund, Inc.

Dealer Manager Agreement

service the customers or as otherwise necessary or required by applicable law; and (c) to determine which customers have opted out of the disclosure of nonpublic personal information by periodically reviewing and, if necessary, retrieving a list of such customers (the “List”) as provided by each to identify customers that have exercised their opt-out rights.

In the event the Dealer Manager uses or discloses nonpublic personal information of any customer for purposes other than servicing the customer, or as otherwise required by applicable law, the Dealer Manager will consult the List to determine whether the affected customer has exercised his or her opt-out rights. The Dealer Manager understands that it is prohibited from using or disclosing any nonpublic personal information of any customer that is identified on the List as having opted out of such disclosures.

15.             Notices.

Any notice, approval, request, authorization, direction or other communication under this Agreement shall be deemed given (a) when delivered personally, (b) on the first business day after delivery to a national overnight courier service, (c) upon receipt of confirmation if sent via facsimile, or (d) on the fifth business day after deposited in the United States mail, properly addressed and stamped with the required postage, registered or certified mail, return receipt requested, in each case to the intended recipient at the address set forth below:

Addresses for Notice:

If to the Company:	TP Flexible Income Fund, Inc.
10 East 40th, 42nd Floor
New York, NY 10016
Attn: David Belzer

If to the Dealer Manager:	Triton Pacific Securities, LLC
6701 Center Drive West, Suite 1450
Los Angeles CA 90045
Attn: Brian Buehler

Any party may change its address specified above by giving the other party notice of such change in accordance with this Section 15.

[Signatures Appear on Following Pages]

 TP Flexible Income Fund, Inc.

Dealer Manager Agreement

If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter and your acceptance shall constitute a binding agreement between us as of the date first above written.

Very truly yours,

COMPANY

TP FLEXIBLE INCOME FUND, INC.

By:

Accepted and agreed as of the date first above written:

DEALER MANAGER

TRITON PACIFIC SECURITIES, LLC

By:
Brian Buehler
President

 TP Flexible Income Fund, Inc.

Dealer Manager Agreement

EXHIBIT A

FORM OF PARTICIPATING DEALER AGREEMENT

 TP Flexible Income Fund, Inc.

Dealer Manager Agreement

TP FLEXIBLE INCOME FUND, INC.

 Up to $300,000,000 of Common Stock, $0.001 par value per share

PARTICIPATING DEALER AGREEMENT

Dated:                 , 20_

Ladies and Gentlemen:

Subject to the terms set forth below, Triton Pacific Securities, LLC, as the dealer manager (“Dealer Manager”) for TP Flexible Income Fund, Inc., a Maryland corporation (the “Company”), invites you (“Participating Dealer”) to participate in the distribution, on a best efforts basis, of shares of Class A common stock of the Company, $0.001 par value per share (the “Common Stock”), to be issued and sold to the public on a “best efforts” basis (the “Offered Shares”). The Offered Shares will be sold at the initial offering prices, which may be subject to change, as more fully described in its registration statement on Form N-2 filed by the Company with the Securities and Exchange Commission (the “Commission”) (currently File No. 333-206730 and including any subsequent registration statement to the extent that it continues the Offering) (as may be amended or supplemented from time to time, the “Registration Statement”), which includes the Company’s prospectus, as amended or supplemented from time to time (the “Prospectus”). The term “Offered Shares” as used herein shall refer to any of the Class A shares permitted to be sold pursuant to the offering terms and conditions as set forth in the Prospectus.

I.                Dealer Manager Agreement

Prospect Flexible Income Management, LLC is the investment adviser of the Company (the “Adviser”). The Dealer Manager has entered into a dealer manager agreement with the Company in the form attached hereto as Exhibit A (the “Dealer Manager Agreement”). Upon effectiveness of this Participating Dealer Agreement (this “Agreement”) pursuant to Section XII below, you will become one of the Participating Dealers referred to in the Dealer Manager Agreement and will be entitled and subject to the provisions contained in the Dealer Manager Agreement, including the provisions of the Dealer Manager Agreement wherein each of the Participating Dealers severally agrees to indemnify and hold harmless the Company, the Dealer Manager and their respective officers and directors, including any persons named in any of the Registration Statements with his consent to become a director), each person who has signed the Registration Statement and each person, if any, who controls such entity within the meaning of the Securities Act of 1933, as amended (the “Securities Act”) or the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Except as otherwise set forth herein, capitalized terms used and not otherwise defined herein shall have the meanings given them in the Dealer Manager Agreement. The Offered Shares are offered solely through broker-dealers who are members in good standing of the Financial Industry Regulatory Authority (“FINRA”).

Participating Dealer hereby agrees to use its best efforts to sell the Offered Shares for cash on the terms and conditions stated in the Company’s Prospectus. Nothing in this Agreement shall be deemed or construed to make Participating Dealer an employee, agent, representative, partner of the Dealer Manager, the Company or the Adviser, and Participating Dealer is not authorized to act for the Dealer Manager, the Company or the Adviser or to make any representations on their behalf except as set forth in the Prospectus and any printed sales literature or other materials prepared by the Company, the Adviser or the Dealer Manager, provided that the use of said sales literature and other

 TP Flexible Income Fund, Inc.

Dealer Manager Agreement

materials has been approved for use by the Company in writing and all appropriate regulatory agencies (the “Authorized Sales Materials”). In the event that the Company uses printed materials in connection with the Offering prepared by the Company, the Adviser or the Dealer Manager intended for “broker-dealer use only,” Participating Dealer shall use such “broker-dealer use only” materials in accordance with Section V below.

II.              Pricing and Submission of Orders

Except for volume discounts described in or as otherwise provided in the “Plan of Distribution” section of the Prospectus, the Offered Shares shall be offered to the public at an initial offering prices and in accordance with the offering terms and conditions as set forth in the Prospectus, subject to any adjustment to ensure that Offered Shares are not sold at a price, after deduction of selling commissions and the dealer manager fee, that is below net asset value per Offered Share. Each person desiring to purchase Offered Shares in the Offering will be required to complete and execute a Subscription Agreement in the form attached as an Appendix to the Prospectus and to deliver to the Participating Dealer or Dealer Manager, as the case may be (the “Processing Broker-Dealer”), such completed Subscription Agreement, together with a check, draft, wire or money order (hereinafter referred to as a “Subscription Payment”) for the purchase price of the Offered Shares, subject to any discount that may apply based upon the volume of Offered Shares purchased pursuant to the schedule of discounts and procedures specified in the Prospectus. Except as otherwise indicated in the Prospectus, or in any letter or memorandum from the Company to the Dealer Manager, there shall be a minimum initial purchase by any one purchaser of $5,000 in Offered Shares. Minimum subsequent purchases of Offered Shares shall be $500 per transaction. Persons who purchase Offered Shares shall make their checks payable to “TP Flexible Income Fund, Inc.” Each person desiring to purchase Offered Shares in the Offering must submit subscriptions for a certain dollar amount, rather than a number of Offered Shares and, as a result, may receive fractional Offered Shares.

The Processing Broker-Dealer receiving a Subscription Agreement and Subscription Payment not conforming to the foregoing instructions shall return such Subscription Agreement and Subscription Payment directly to such subscriber not later than the end of five business days following receipt by the Processing Broker-Dealer of such materials. Subscription Agreements and Subscription Payments received by the Processing Broker-Dealer which conform to the foregoing instructions shall be transmitted for deposit pursuant to one of the methods described in this Section II.

(a)              If the Processing Broker-Dealer conducts its internal supervisory review at the same location at which Subscription Agreements and Subscription Payments are received from subscribers, then, by noon of the next business day following receipt by the Processing Broker-Dealer, the Processing Broker-Dealer will transmit the Subscription Agreements and Subscription Payment for deposit to the Company or its designated agent.

(b)             If the Processing Broker-Dealer conducts its internal supervisory review at a different location (the “Final Review Office”), Subscription Agreements and Subscription Payments will be transmitted by the Processing Broker-Dealer to the Final Review Office by noon of the next business day following receipt by the Processing Broker-Dealer. The Final Review Office will in turn by noon of the next business day following receipt by the Final Review Office, transmit such Subscription Agreements and Subscription Payment for deposit to the Company or its designated agent.

Notwithstanding the foregoing, with respect to any Offered Shares to be purchased by a custodial account, the Processing Broker-Dealer shall cause the custodian of such account to deliver a

 TP Flexible Income Fund, Inc.

Dealer Manager Agreement

completed Subscription Agreement and Subscription Payment for such account directly for deposit to the Company. The Processing Broker-Dealer shall furnish to the Company with each delivery of Subscription Payments a list of the subscribers showing the name, address, tax identification number, state of residence, amount of Offered Shares subscribed for, and the amount of money paid.

The Offered Shares are nonassessable. Participating Dealer hereby agrees to place any order for the full purchase price except as otherwise provided in the Prospectus for volume discounts based upon the number of Offered Shares purchased by a subscriber through Participating Dealer.

The Participating Dealers understand and acknowledge that the Company reserves the unconditional right to reject any order for any reason.

III.            Participating Dealer’s Compensation

Subject to volume discounts and other special circumstances described in or as otherwise provided in the “The Offering” section of the Prospectus, Participating Dealer’s selling commission applicable to the total public offering price of Offered Shares sold by Participating Dealer which it is authorized to sell hereunder is 3.0% of the gross proceeds of Offered Shares sold by it and accepted and confirmed by the Company, which commission will be paid by the Dealer Manager. For these purposes, a “sale of Offered Shares” shall occur following the acceptance of the subscription by the Company and the deposit of the Subscription Payment in the authorized account of the Company. Participating Dealer hereby waives any and all rights to receive payment of commissions or fees due until such time as the Dealer Manager is in receipt of the commission or fee from the Company. Participating Dealer affirms that the Dealer Manager’s liability for commissions and fees payable is limited solely to the proceeds of commissions and fees receivable associated therewith. In addition, as set forth in the Prospectus, the Dealer Manager, in its sole discretion, may reallow a portion of the Dealer Manager Fee and other fees to Participating Dealer as marketing fees or to defray other distribution-related expenses, which reallowance, if any, shall be determined by the Dealer Manager in its sole discretion based on factors including, but not limited to, the number of shares sold by Participating Dealer, the assistance of Participating Dealer in marketing the offering and due diligence expenses incurred, and the extent to which similar fees are reallowed to selected broker-dealers in similar offerings being conducted during the Offering. Such reallowance shall be described in Schedule 1 to this Agreement.

Participating Dealer acknowledges and agrees that no commissions, payments or amount whatsoever will be paid to Participating Dealer in respect of the purchase of Offered Shares by a Participating Dealer (or its registered representative), in its individual capacity, or by a retirement plan of such Participating Dealer (or its registered representative), or by an officer, director or employee of the Company, the Adviser or their respective affiliates.

The parties hereby agree that the foregoing underwriting compensation is not in excess of the usual and customary distributors’ or sellers’ commission received in the sale of securities similar to the Offered Shares, that Participating Dealer’s interest in the offering is limited to such compensation from the Dealer Manager and Participating Dealer’s indemnity referred to in Section 5 of the Dealer Manager Agreement, and that the Company is not liable or responsible for the direct payment of such compensation to Participating Dealer. In addition, as set forth in the Prospectus, the Dealer Manager may reimburse the Participating Dealers for actual bona fide due diligence expenses incurred by the Participating Dealer in an aggregate amount that is reasonable in relation to the gross proceeds raised from the sale of the Offered Shares. Participating Dealer shall provide a detailed and itemized invoice for any such due diligence expenses.

 TP Flexible Income Fund, Inc.

Dealer Manager Agreement

Payments of selling compensation commissions will be made by the Dealer Manager to Participating Dealer within 30 days of the receipt by the Dealer Manager of the applicable gross compensation payments from the Company.

IV.            Right to Reject Orders or Cancel Sales

All orders, whether initial or additional, are subject to acceptance by and shall only become effective upon confirmation by the Company, which reserves the right to reject any order for any or no reason. Orders not accompanied by a Subscription Agreement and executed signature page thereto and the required Subscription Payment for the Offered Shares may be rejected. Issuance and delivery of the Offered Shares will be made only after actual receipt of payment therefor. If any Subscription Payment is not paid upon presentment, or if the Company is not in actual receipt of clearinghouse funds or cash, certified or cashier’s check or the equivalent in payment for the Offered Shares within 15 days of sale, the Company reserves the right to cancel the sale without notice. In the event an order is rejected, canceled or rescinded for any reason, Participating Dealer agrees to return to the Dealer Manager any commission or Dealer Manager Fee theretofore paid with respect to such order, and, if Participating Dealer fails to so return any such commission to the Dealer Manager, the Dealer Manager shall have the right to offset amounts owed against future commissions or Dealer Manager Fees due and otherwise payable to Participating Dealer.

V.              Prospectus and Authorized Sales Materials

Participating Dealer is not authorized or permitted to give, and will not give, any information or make any representation (written or oral) concerning the Offered Shares except as set forth in the Prospectus and the Authorized Sales Materials. The Dealer Manager will supply Participating Dealer with reasonable quantities of the Prospectus, any supplements thereto and any amended Prospectus, as well as any Authorized Sales Materials, for delivery to investors, and Participating Dealer will deliver a copy of the Prospectus and all supplements thereto and any amended Prospectus to each investor to whom an offer is made prior to or simultaneously with the first solicitation of an offer to sell the Offered Shares to an investor. Participating Dealer agrees that it will not send or give any supplements to the Prospectus, any amended Prospectus or any Authorized Sales Materials to that investor unless it has previously sent or given a Prospectus and all supplements thereto and any amended Prospectus to that investor or has simultaneously sent or given a Prospectus and all supplements thereto and any amended Prospectus with such Prospectus supplement, amended Prospectus or Authorized Sales Materials. Participating Dealer agrees that it will not show or give to any investor or prospective investor or reproduce any material or writing which is supplied to it by the Dealer Manager and marked “broker-dealer use only” or otherwise bearing a legend denoting that it is not to be used in connection with the offer or sale of Offered Shares to members of the public. Participating Dealer agrees that it will not use in connection with the offer or sale of Offered Shares any materials or writings which have not been previously approved by the Company other than the Prospectus and the Authorized Sales Materials. Participating Dealer agrees to furnish a copy of any revised preliminary Prospectus to each person to whom it has furnished a copy of any previous preliminary Prospectus, and further agrees that it will itself mail or otherwise deliver all preliminary and final Prospectuses required for compliance with the provisions of Rule 15c2-8 under the Exchange Act. Regardless of the termination of this Agreement, Participating Dealer will deliver a Prospectus in transactions in the Offered Shares for a period of 90 days from the Effective Date of the Registration Statement or such longer period as may be required by the Exchange Act. Participating Dealer agrees to comply with all the applicable requirements under the Securities Act and the Exchange Act in offering and selling Offered Shares.

 TP Flexible Income Fund, Inc.

Dealer Manager Agreement

VI.            License and Association Membership

By accepting this Agreement, Participating Dealer represents and warrants to the Company and the Dealer Manager that Participating Dealer is or at the time of the sale or offer of Offered Shares will be a properly registered or licensed broker-dealer, duly authorized to sell Offered Shares under Federal and state securities laws and regulations in all states where it offers or sells Offered Shares, and that it is a member in good standing of FINRA. This Agreement shall automatically terminate if Participating Dealer ceases to be a member in good standing of FINRA or with the securities commission of the state in which the Participating Dealer’s principal office is located. Participating Dealer agrees to notify the Dealer Manager immediately if Participating Dealer ceases to be a member in good standing of FINRA or with the securities commission of any state in which the Participating Dealer is currently registered or licensed. Participating Dealer also hereby agrees to abide by the conduct rules set forth in the FINRA rulebook (“FINRA Rules), including, without limitation, FINRA Rules 2340, 2040, and 5140.

VII.          Anti-Money Laundering Compliance Programs

Participating Dealer’s acceptance of this Participating Dealer Agreement constitutes a representation to the Company and the Dealer Manager that Participating Dealer has established and implemented an anti-money laundering compliance program (“AML Program”) in accordance with applicable law, including applicable FINRA Rules, Securities and Exchange Commission Rules (the “Commission Rules”) and the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (USA PATRIOT Act) of 2001, as amended by the USA Patriot Improvement and Reauthorization Act of 2005 (the “USA PATRIOT Act”), specifically including, but not limited to, Section 352 of the International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001 (the “Money Laundering Abatement Act,” and together with the USA PATRIOT Act, the “AML Rules”), reasonably expected to detect and cause the reporting of suspicious transactions in connection with the sale of Offered Shares. In addition, Participating Dealer represents that it has established and implemented a program for compliance with Executive Order 13224 and all regulations and programs administered by the Treasury Department’s Office of foreign Assets Control regulations and programs administered by the Treasury Department’s Office of Foreign Assets Control (“OFAC Program”) and will continue to maintain its OFAC Program during the term of this Agreement. Upon request by the Dealer Manager at any time, Participating Dealer hereby agrees to (i) furnish a written copy of its AML Program and OFAC Program to the Dealer Manager for review, and (ii) furnish a copy of the findings and any remedial actions taken in connection with Participating Dealer’s most recent independent testing of its AML Program and/or its OFAC Program.

The parties acknowledge that for the purposes of FINRA Rules, the investors who purchase Offered Shares through Participating Dealer are “customers” of Participating Dealer and not the Dealer Manager. Nonetheless, to the extent that the Dealer Manager deems it prudent, Participating Dealer shall cooperate with the Dealer Manager’s reasonable requests for information, records and data related to the Company’s stockholders introduced to, and serviced by, Participating Dealer (the “Customers”). Notwithstanding the foregoing, Participating Dealer shall not be required to provide to the Dealer Manager any documentation that, in Participating Dealer’s reasonable judgment, would cause Participating Dealer to lose the benefit of attorney-client privilege or other privilege which it may be entitled to assert relating to the discoverability of documents in any civil or criminal proceedings. Participating Dealer hereby represents that it is currently in compliance with all AML Rules and all OFAC requirements, specifically including, but not limited to, the Customer Identification Program requirements under Section 326 of the USA PATRIOT Act. Participating

TP Flexible Income Fund, Inc.

Dealer Manager Agreement

Dealer hereby agrees, upon request by the Dealer Manager to (A) provide an annual certification to Dealer Manager that, as of the date of such certification (i) its AML Program and its OFAC Program are consistent with the AML Rules and OFAC requirements; (ii) it has continued to implement its AML Program and its OFAC Program, and (iii) it is currently in compliance with all AML Rules and OFAC requirements, specifically including, but not limited to, the Customer Identification Program requirements under Section 326 of the USA PATRIOT Act; and (B) perform and carry out, on behalf of both the Dealer Manager and the Company, the Customer Identification Program requirements in accordance with Section 326 of the USA PATRIOT Act and applicable Commission and Treasury Department Rules thereunder.

VIII.       Limitation of Offer; Suitability

Participating Dealer will offer Offered Shares only to persons who meet the suitability standards set forth in the Prospectus or in any suitability letter or memorandum sent to it by the Company or the Dealer Manager and will only make offers to persons in the jurisdictions in which it is advised in writing that the Offered Shares are qualified for sale or that such qualification is not required. Notwithstanding the qualification of the Offered Shares for sale in any respective jurisdiction (or the exemption therefrom), Participating Dealer represents, warrants and covenants that it will not offer Offered Shares and will not permit any of its registered representatives to offer Offered Shares in any jurisdiction unless both the Participating Dealer and such registered representative are duly licensed to transact securities business in such jurisdiction. In offering Offered Shares, Participating Dealer will comply with the provisions of FINRA Rules, as well as all other applicable rules and regulations relating to suitability of investors.

Participating Dealer further represents, warrants and covenants that neither Participating Dealer, nor any person associated with Participating Dealer, shall offer or sell Offered Shares in any jurisdiction except to investors who satisfy the investor suitability standards and minimum investment requirements under the most restrictive of the following: (1) applicable provisions described in the Prospectus, including minimum income and net worth standards; (2) applicable laws of the jurisdiction of which such investor is a resident; or (3) applicable FINRA Rules. Participating Dealer agrees to ensure that, in recommending the purchase, sale or exchange of Offered Shares to an investor, Participating Dealer, or a person associated with Participating Dealer, shall have reasonable grounds to believe, on the basis of information obtained from the investor (and thereafter maintained in the manner and for the period required by the Commission, any state securities commission, FINRA or the Company) concerning his age, investment objectives, other investments, financial situation and needs, and any other information known to Participating Dealer, or person associated with Participating Dealer, that (A) the investor can reasonably benefit from an investment in the Offered Shares based on the investor’s overall investment objectives and portfolio structure, (B) the investor is able to bear the economic risk of the investment based on the investor’s overall financial situation, and (C) the investor has an apparent understanding of (i) the fundamental risks of the investment, (ii) the risk that the investor may lose his entire investment in the Offered Shares, (iii) the lack of liquidity of the Offered Shares, (iv) the restrictions on transferability of the Offered Shares, (v) the background and qualifications of the Company’s sponsor or the persons responsible for directing and managing the Company, and (vi) the tax consequences of an investment in the Offered Shares. Participating Dealer further represents, warrants and covenants that Participating Dealer, or a person associated with Participating Dealer, will make every reasonable effort to determine the suitability and appropriateness of an investment in Offered Shares of each proposed investor by reviewing documents and records disclosing the basis upon which the determination as to suitability was reached as to each purchaser of Offered Shares pursuant to a subscription solicited by Participating Dealer, whether such documents and records relate to accounts which have been closed,

TP Flexible Income Fund, Inc.

Dealer Manager Agreement

accounts which are currently maintained, or accounts hereafter established. Participating Dealer agrees to retain such documents and records in Participating Dealer’s records for a period of six years from the date of the applicable sale of Offered Shares, to otherwise comply with the record keeping requirements provided in Section X below and to make such documents and records available to (i) the Dealer Manager and the Company upon request, and (ii) representatives of the Commission, FINRA and applicable state securities administrators upon Participating Dealer’s receipt of an appropriate document subpoena or other appropriate request for documents from any such agency. Participating Dealer shall not purchase any Offered Shares for a discretionary account without obtaining the prior written approval of Participating Dealer’s customer and his or her signature on a Subscription Agreement.

IX.            Due Diligence; Adequate Disclosure

Prior to offering the Offered Shares for sale, Participating Dealer shall have conducted an inquiry such that Participating Dealer has reasonable grounds to believe, based on information made available to Participating Dealer by the Company or the Dealer Manager through the Prospectus or other materials, that all material facts are adequately and accurately disclosed and provide a basis for evaluating a purchase of Offered Shares. In determining the adequacy of disclosed facts pursuant to the foregoing, Participating Dealer may obtain, upon request, information on material facts relating at a minimum to the following: (1) items of compensation; (2) tax aspects; (3) financial stability and experience of the Company and its Adviser; (4) conflicts and risk factors; and (5) other pertinent reports. Notwithstanding the foregoing, Participating Dealer may rely upon the results of an inquiry conducted by an independent third party retained for that purpose or another Participating Dealer, provided that: (1) such Participating Dealer has reasonable grounds to believe that such inquiry was conducted with due care by said independent third party or such other Participating Dealer; (2) the results of the inquiry were provided to Participating Dealer with the consent of the other Participating Dealer conducting or directing the inquiry; and (3) no Participating Dealer that participated in the inquiry is an affiliate of the Company or its Adviser. Prior to the sale of the Offered Shares, Participating Dealer shall inform each prospective purchaser of Offered Shares of pertinent facts relating to the Offered Shares including specifically the lack of liquidity and lack of marketability of the Offered Shares during the term of the investment but shall not, in any event, make any representation on behalf of the Company or the Adviser except as set forth in the Prospectus and any Authorized Sales Materials.

X.              Compliance with Record Keeping Requirements

Participating Dealer agrees to comply with the record keeping requirements of the Exchange Act, including but not limited to, Rules 17a-3 and 17a-4 promulgated under the Exchange Act. Participating Dealer further agrees to keep such records with respect to each customer who purchases Offered Shares, his suitability and the amount of Offered Shares sold, and to retain such records for such period of time as may be required by the Commission, any state securities commission, FINRA or the Company.

XI.            Customer Complaints

Each party hereby agrees to provide to the other party copies of any written or otherwise documented customer complaints received by such party relating in any way to the Offering (including, but not limited to, the manner in which the Offered Shares are offered by the Dealer Manager or the Participating Dealer), the Offered Shares or the Company.

TP Flexible Income Fund, Inc.

Dealer Manager Agreement

XII.          Effective Date

This Agreement will become effective upon the acceptance and signature of the Dealer Manager. Upon effectiveness of this Agreement, all offers and sales of Offered Shares by the Participating Dealer will be made pursuant to this Agreement exclusively and not through any prior agreement between Participating Dealer and the Dealer Manager, if any.

XIII.       Indemnification

Participating Dealer hereby understands, acknowledges, consents and agrees to be bound by the terms of the indemnification agreement in the Dealer Manager Agreement; understands, acknowledges, consents and agrees that the terms of the indemnification will survive the termination of the Dealer Manager Agreement and this Participating Dealer Agreement; and agrees to comply with all of its requirements as fully set forth therein.

XIV.        Termination; Amendment;

Participating Dealer will immediately suspend or terminate its offer and sale of Offered Shares upon the request of the Company or the Dealer Manager at any time and will resume its offer and sale of Offered Shares hereunder upon subsequent request of the Company or the Dealer Manager. Any party may terminate this Agreement by written notice. Such notice shall be effective 48 hours after the mailing of such notice. This Agreement and the exhibits and schedules hereto are the entire agreement of the parties and supersedes all prior agreements, if any, between the parties hereto.

This Agreement may be amended at any time by the Dealer Manager by written notice to Participating Dealer, and any such amendment shall be deemed accepted by Participating Dealer upon placing an order for sale of Offered Shares after it has received such notice.

XV.          Privacy Laws

The Dealer Manager and Participating Dealer (each referred to individually in this section as a “party”) agree as follows:

(a)              Each party agrees to abide by and comply with (i) the privacy standards and requirements of the Gramm-Leach-Bliley Act of 1999 (“GLB Act”) and Regulation S-P; (ii) the privacy standards and requirements of any other applicable Federal or state law; and (iii) its own internal privacy policies and procedures, each as may be amended from time to time;

(b)             Each party agrees to refrain from the use or disclosure of nonpublic personal information (as defined under the GLB Act) of all customers who have opted out of such disclosures except as necessary to service the customers or as otherwise necessary or required by applicable law; and

(c)              Each party shall be responsible for determining which customers have opted out of the disclosure of nonpublic personal information by periodically reviewing and, if necessary, retrieving a list of such customers (the “List”) as provided by each to identify customers that have exercised their opt-out rights. In the event either party uses or discloses nonpublic personal information of any customer for purposes other than servicing the customer, or as otherwise required by applicable law, that party will consult the List to determine whether the affected customer has exercised his or her opt-out rights. Each party understands that each is prohibited from using or disclosing any nonpublic personal information of any customer that is identified on the List as having

TP Flexible Income Fund, Inc.

Dealer Manager Agreement

opted out of such disclosures.

XVI.        Notice

All notices will be in writing and will be duly given to the Dealer Manager when mailed to Triton Pacific Securities, LLC, 6701 Center Drive West, Suite 1450, Los Angeles, CA 90045 and to Participating Dealer when mailed to the address specified by Participating Dealer below on the signature page or such other addresses as the parties may designate by giving the other party notice in writing.

XVII.     Applicable Law and Venue

(a)              This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement, directly or indirectly, shall be governed by the laws of the State of California applicable to contracts formed and to be formed entirely within the State of California, without regard to the conflicts of laws principles and rules thereof, to the extent such principles would require or permit the application of the laws of another jurisdiction.

(b)             Each of the Company, the Adviser and the Dealer Manager irrevocably: (a) agrees that all judicial proceedings brought by any party with respect to this Agreement or the transactions contemplated hereby may be brought solely in the Superior Court of California in Los Angeles County (b) accepts, consents and submits to, generally and unconditionally, such exclusive jurisdiction and venue and waives any objection it may have to the courts of such jurisdiction or the inconvenience of such forums or venues and (c) agrees to be bound by any final judgment rendered by the courts of such jurisdiction in connection with this Agreement from which no appeal has been taken or is available.

(c)              Service of Process. Each party irrevocably agrees that all service of process in any proceedings under this agreement in any forum may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party at its address set forth above in Section XVI, such service being acknowledged by each party to be effective and binding service in every respect. Nothing herein shall be deemed to affect any right to serve any such demand, notice or process in any other manner permitted under applicable law.

[Signatures Appear on Following Pages]

TP Flexible Income Fund, Inc.

Dealer Manager Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on its behalf by its duly authorized agent.

DEALER MANAGER ACKNOWLEDGEMENT

Triton Pacific Securities, LLC	(310)943-4990
6701 Center Drive West, Suite 1450	Telephone
Los Angeles CA 90045	(310)943-4995
Fax
By______________________________________
Brian Buehler, President

PARTICIPATING AGENT’S ACKNOWLEDGEMENT

We hereby confirm our agreement to all the terms and conditions stated in the foregoing Agreement. Notice under this Agreement will be deemed given pursuant to Section XVI hereof when delivered to Participating Dealer at the Address below. We hereby represent that our firm and its representatives are registered or licensed as a broker or dealer and are fully authorized to sell securities in each of the jurisdictions in which we will offer and/or sell the Offered Shares and we agree to advise you of any change in such license or registration during the term of this Agreement. We will at all times conduct our activities in strict compliance with the applicable rules of the Securities and Exchange Commission and the securities regulatory authorities of the States or jurisdictions where we will, or may, conduct our selling activities.

Firm Name	Telephone

Primary Address	Fax

City, State, Zip Code +4	Firm FINRA/CRD No.

By X
Authorized Signature	Date

TP Flexible Income Fund, Inc.
Dealer Manager Agreement

SCHEDULE 1 TO PARTICIPATING DEALER AGREEMENT

Re-allowance of Dealer Manager Fee

NAME OF ISSUER:   TP FLEXIBLE INCOME FUND, INC.

NAME OF PARTICIPATING DEALER:

SCHEDULE TO AGREEMENT DATED:

As marketing fees and to defray other distribution-related expenses, the Dealer Manager will pay _____ basis points of the gross cash proceeds on all sales generated by Participating Dealer pursuant to Section III of this Participating Dealer Agreement. These amounts are in addition to the selling commissions provided for in Section III of this Participating Dealer Agreement and will be due and payable at the same time as the selling commissions, as more fully described in such Section III.

DEALER MANAGER

TRITON PACIFIC SECURITIES, LLC

By:
Brian Buehler
President

Acknowledged by:

PARTICIPATING DEALER

(Print Name of Participating Dealer)

By:
Name:
Title:

TP Flexible Income Fund, Inc.
Dealer Manager Agreement